                          PACIFIC HORIZON FUNDS, INC.

                AGGRESSIVE GROWTH, ASSET ALLOCATION, BLUE CHIP,
                  CALIFORNIA TAX-EXEMPT BOND, CAPITAL INCOME,
           CORPORATE BOND, FLEXIBLE BOND, NATIONAL MUNICIPAL BOND AND
                        U.S. GOVERNMENT SECURITIES FUNDS

                       SUPPLEMENT DATED DECEMBER 8, 1995
                       TO PROSPECTUSES DATED JULY 1, 1995

1a. With respect to the Asset Allocation Fund, the tables entitled "ANNUAL FUND
    OPERATING EXPENSES" and "EXAMPLE" under the heading "EXPENSE SUMMARY" in the Prospectus are amended and restated in their entirety as follows:

 ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
 Management Fees (after fee waivers)         0.09%
 All Other Expenses (after expense
   reimbursements)                           1.16%
                                             -----
   Shareholder Service Payments       0.25%
   Other Expenses (after expense
   reimbursements)                    0.91%
                                      -----
 Total Operating Expenses
   (after fee waivers and expense
   reimbursements)                           1.25%
                                             =====

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EXAMPLE: Assume the annual return is 5% and operating expenses are the same     After 1 Year  :  $57
as those stated above. For every $1,000 you invest, here's how much you         After 3 Years :  $83
would have paid in total expenses if you closed your account after the number   After 5 Years : $111
of years indicated:                                                             After 10 Years: $189

      Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.
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1b. With respect to the Asset Allocation Fund, the fifth paragraph under the heading "EXPENSE SUMMARY" in the Prospectus is amended and restated in its entirety as follows:

    As indicated in the table above, Management intends to waive fees and reimburse certain Other Expenses on behalf of the Fund so that Total Operating Expenses do not exceed 1.25%. Absent these fee waivers and reimbursements, the Total Operating Expenses would be 3.82% of the Fund's average daily net assets.

2a. With respect to the Blue Chip Fund, the tables entitled "ANNUAL FUND
    OPERATING EXPENSES" and "EXAMPLE" under the heading "EXPENSE SUMMARY" in the Prospectus are amended and restated in their entirety as follows:

 ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
 Management Fees (after fee waivers)         0.15%
 All Other Expenses (after expense
   reimbursements)                           1.15%
                                             -----
   Shareholder Service Payments       0.25%
   Other Expenses (after expense
   reimbursements)                    0.90%
                                      -----
 Total Operating Expenses
   (after fee waivers and expense
   reimbursements)                           1.30%
                                             =====

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EXAMPLE: Assume the annual return is 5% and operating expenses are the same     After 1 Year  :  $58
as those stated above. For every $1,000 you invest, here's how much you         After 3 Years :  $84
would have paid in total expenses if you closed your account after the number   After 5 Years : $113
of years indicated:                                                             After 10 Years: $195

      Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.
--------------------------------------------------------------------------------

2b. With respect to the Blue Chip Fund, the fifth paragraph under the heading
    "EXPENSE SUMMARY" in the Prospectus is amended and restated in its entirety as follows:

    As indicated in the table above, Management intends to waive fees and reimburse certain Other Expenses on behalf of the Fund so that Total Operating Expenses do not exceed 1.30%. Absent these fee waivers and reimbursements, the Total Operating Expenses would be 4.55% of the Fund's average daily net assets.

    Effective on December 11, 1995, the Prospectuses are revised as follows:

3. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, phone number 800-346-2087, will serve as transfer and dividend disbursing agent for the Company's Aggressive Growth, Asset Allocation, Blue Chip, California Tax-Exempt Bond, Capital Income, Corporate Bond, Flexible Bond, National Municipal Bond and U.S. Government Securities Funds (collectively, the "Funds" and individually, a "Fund").

4. An investor desiring to make an initial purchase of shares of a Fund by mail should complete an Account Application and mail the Application and a check payable to the appropriate Fund to the address on the Account Application. All subsequent purchases of shares of a Fund made by mail should be delivered to Pacific Horizon Funds, Inc., File No. 54634, Los Angeles, California 90074-4634.

5. Initial and subsequent purchases and redemptions of shares of a Fund made in person should be delivered to BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

6. An investor desiring to make a subsequent purchase of shares of a Fund into an already existing account by wire should contact the Fund's transfer agent at 800-346-2087 for wiring instructions and request his or her bank to transmit immediately available funds by wire for purchase of shares of a Fund in the investor's name. The wire should include the investor's name and fund account number. An investor should contact his or her bank for information on remitting funds in this manner, including any charges imposed by the bank for wiring funds. Initial purchases of shares into a new account may not be made by wire.

 7. An investor desiring to redeem shares of a Fund by mail should deliver a written request to the appropriate Fund, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909.

 8. To elect to receive dividend payments in cash, or to revoke such election, an investor must do so in writing to the Transfer Agent at P.O. Box 80221, Los Angeles, California 90080-9909.

 9. The last sentence of the section below the heading "SHAREHOLDER GUIDE -- HOW TO BUY SHARES -- HOW ARE SHARES PRICED?" in the Prospectus is restated in its entirety to read as follows: "For price and yield information call (800) 346-2087."

10. The third sentence of the second paragraph below the heading "SHAREHOLDER GUIDE -- HOW TO BUY SHARES -- WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?" in the Prospectus is restated in its entirety to read as follows:

    "Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day."

11. Shares of Time Horizon Funds will not be included when determining reduced sales loads under the rights of accumulation or letter of intent programs.

12. The following sentence, constituting the last sentence of the first paragraph below the heading "SHAREHOLDER GUIDE -- HOW TO SELL SHARES -- HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?," is eliminated:

    "If you purchase shares by wire, you must file an Account Application before redemption requests can be honored."

13. Certificates for shares will not be issued.

14. The minimum initial investment in shares of a Fund is $200 for BankAmericard holders with an appropriate award certificate from BankAmeriChoice Program.

15. With respect to each Fund except the California Tax-Exempt Bond Fund and the National Municipal Bond Fund, the third and fourth exemptions contained in the list of types of transactions exempt from the front-end sales load below the heading "SHAREHOLDER GUIDE -- HOW TO BUY SHARES -- HOW ARE SHARES PRICED? -- WHEN NO SALES LOAD IS APPLIED" in the Prospectus are amended and restated in their entirety to read as follows:

    - employer-sponsored employee pension or retirement plans making direct investments in the Fund other than 403(b) plans; provided that 403(b) plans invested in the Funds as of December 7, 1995 may continue to invest on a no-load basis;

    - any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account) other than purchases for 403(b) plans; provided that investment advisers who have invested 403(b) plans in the Funds on behalf of existing and new clients as of December 7, 1995 may continue to invest on a no-load basis;

16. The sixth exemption (fourth exemption with respect to the California Tax-Exempt Bond and National Municipal Bond Funds) contained in the list of the types of transactions exempt from the front-end sales load below the heading "SHAREHOLDER GUIDE -- HOW TO BUY SHARES -- HOW ARE SHARES
    PRICED? -- WHEN NO SALES LOAD IS APPLIED" in the Prospectus is amended and restated in its entirety to read as follows with respect to each Fund:

    - any purchase of shares by clients of The Private Bank of Bank of America Illinois or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

17. The following exemption is added with respect to each Fund to the list of individuals exempt from the front-end sales load below the heading "SHAREHOLDER GUIDE -- HOW TO BUY SHARES -- HOW ARE SHARES PRICED? -- WHEN NO SALES LOAD IS APPLIED" in the Prospectus:

    - holders of the BankAmericard with an appropriate award certificate from the BankAmeriChoice Program.

COPTASTKL95

                          PACIFIC HORIZON FUNDS, INC.

           PACIFIC HORIZON SHARES OF THE PRIME, TREASURY, GOVERNMENT, TREASURY ONLY, TAX-EXEMPT MONEY AND CALIFORNIA TAX-EXEMPT
                               MONEY MARKET FUNDS

                       SUPPLEMENT DATED DECEMBER 8, 1995
                       TO PROSPECTUSES DATED JULY 1, 1995

Effective on December 11, 1995, the Prospectuses are revised as follows:

1. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, phone number 800-346-2087, will serve as transfer and dividend disbursing agent for the Pacific Horizon Shares ("Shares") of the Company's Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds (collectively, the "Funds" and individually, a "Fund").

2. An investor desiring to make an initial purchase of Shares of a Fund by mail should complete an Account Application and mail the Application and a check payable to the appropriate Fund to the address on the Account Application. All subsequent purchases of Shares of a Fund made by mail should be delivered to Pacific Horizon Funds, Inc., File No. 54634, Los Angeles, California 90074-4634.

3. Initial and subsequent purchases and redemptions of Shares of a Fund made in person should be delivered to BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

4. An investor desiring to make a subsequent purchase of Shares of a Fund into an already existing account by wire should contact the Fund's transfer agent at 800-346-2087 for wiring instructions and request his or her bank to transmit immediately available funds by wire for purchase of Shares of a Fund in the investor's name. The wire should include the investor's name and fund account number. An investor should contact his or her bank for information on remitting funds in this manner, including any charges imposed by the bank for wiring funds. Initial purchases of Shares into a new account may not be made by wire.

 5. An investor desiring to redeem Shares of a Fund by mail should deliver a written request to the appropriate Fund, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909.

 6. To elect to receive dividend payments in cash, or to revoke such election, an investor must do so in writing to the Transfer Agent at P.O. Box 80221, Los Angeles, California 90080-9909.

 7. The last sentence of the fourth paragraph below the heading "PURCHASE OF SHARES" in the Prospectus is restated in its entirety to read as follows:
    "For price and yield information call (800) 346-2087."

 8. The following sentence below the heading "REDEMPTION OF SHARES -- OTHER REDEMPTION INFORMATION" in the Prospectus is eliminated:

    "An investor having purchased shares by wire must have filed an Account Application before any redemption requests can be honored."

 9. Certificates for shares will not be issued.

10. The following is added with respect to the Prime Fund immediately below the chart entitled "SHAREHOLDER TRANSACTION EXPENSES" under the heading "EXPENSE SUMMARY" in the Prospectus:

    "No contingent deferred sales load is charged, except that Pacific Horizon Shares of the Prime Fund acquired through exchange of Class B shares offered with a contingent deferred sales charge ("CDSC") of Time Horizon Funds (an open-end investment company managed by Bank of America) will be subject to a CDSC of up to a maximum of 5% upon redemption in accor-dance with the prospectus for the Time Horizon Funds."

11. The following is added with respect to the Prime Fund immediately below the chart entitled "EXAMPLE" under the heading "EXPENSE SUMMARY" in the
    Prospectus:

    "The Example does not include deduction at redemption of a CDSC for shares of the Prime Fund acquired through exchange of Class B shares of the Time Horizon Funds."

12. The following two sentences are added with respect to the Prime Fund as the fifth and sixth sentences under the heading "REDEMPTION OF SHARES" in the
    Prospectus:

    "Pacific Horizon Shares of the Prime Fund acquired through exchange of Class B shares of the Time Horizon Funds are subject to a CDSC upon redemption in accordance with the prospectus for the Time Horizon Funds. For purposes of computing the CDSC, the length of time of ownership will be measured from the date of the original purchase of Class B shares and will not include any period of ownership of the Pacific Horizon Shares of the Prime Fund."

13. The sixth sentence of the section entitled "REDEMPTION OF SHARES -- CHECK REDEMPTION" in the Prospectus is amended and restated in its entirety to read as follows with respect to the Prime Fund:

    "When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of the investor's shares to cover the amount of the Check and any applicable CDSC with respect to the Prime Fund."

14. The following sentence below the heading "REDEMPTION OF SHARES -- CHECK REDEMPTION" in the Prospectus is eliminated: "All cleared checks will be returned to the investor on a monthly basis."

15. The ninth sentence of the section entitled "REDEMPTION OF SHARES -- CHECK REDEMPTION" in the Prospectus is amended and restated in its entirety to read as follows with respect to the Prime Fund:

    "Because dividends accrue daily and because a CDSC may be applicable with respect to the Prime Fund, checks should not be used to close an account."

16. The first sentence of the second paragraph of the section entitled "REDEMPTION OF SHARES -- OTHER REDEMPTION INFORMATION" in the Prospectus is amended and restated in its entirety to read as follows with respect to the Prime Fund:

    "The Fund imposes no charge when shares are redeemed unless Pacific Horizon Shares of the Prime Fund have been acquired through exchange of Class B shares of the Time Horizon Funds, in which case any applicable CDSC will be charged in accordance with the prospectus for the Time Horizon Funds."

17. The following sentence is added as the last sentence of the second paragraph of the section entitled "REDEMPTION OF SHARES -- OTHER REDEMPTION INFORMATION" in the Prospectus with respect to the Prime Fund:

    "A CDSC will not be imposed upon such involuntary redemptions with respect to the Prime Fund."

18. The following sentence is added as the last sentence under the heading "SHAREHOLDER SERVICES -- INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")" in the Prospectus with respect to the Prime Fund:

    "The CDSC with respect to shares of the Prime Fund acquired through exchange of Class B shares of the Time Horizon Funds will not be charged on redemptions made in connection with minimum required distributions from an IRA due to the shareholders having reached age 70 1/2."

19. The first sentence of the section entitled "SHAREHOLDER
    SERVICES -- EXCHANGES" in the Prospectus is amended and restated in its entirety to read as follows with respect to the Prime Fund:

    "The Exchange Privilege enables an investor to exchange Pacific Horizon Shares of a Fund for:

    like shares in another portfolio of the Company, or like shares of any investment portfolio of Time Horizon Funds, provided, however, (i) that Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of Time Horizon Funds may only be exchanged for Class B shares of an investment portfolio of Time Horizon Funds and, (ii) that such other shares may be legally sold in the state of an investor's residence."

20. The following is added immediately after the fourth sentence under the heading "SHAREHOLDER SERVICES -- EXCHANGES" in the Prospectus with respect to the Prime Fund:

    "Class B shares of Time Horizon Funds offered with a CDSC may be exchanged for Pacific Horizon Shares of the Prime Fund. Such exchange-acquired Pacific Horizon Shares of the Prime Fund will be subject to a CDSC upon redemption in accordance with the prospectus for the Time Horizon Funds. For purposes of computing the CDSC, the length of time of ownership will be measured from the date of the original purchase of Class B shares and will not include any period of ownership of the Pacific Horizon Shares of the Prime Fund."

21. The following sentence is added as the last sentence of the section entitled "SHAREHOLDER SERVICES -- AUTOMATIC WITHDRAWAL PLAN" in the Prospectus with respect to the Prime Fund:

    "Use of this Plan may be disadvantageous for shares of the Prime Fund acquired through exchange of Class B shares due to the potential need to pay a CDSC."

22. The following section is added immediately below the section entitled "SHAREHOLDER SERVICES -- AUTOMATIC WITHDRAWAL PLAN" in the Prospectus with respect to the Prime Fund:

    "REINSTATEMENT PRIVILEGES. You may reinvest all or any portion of proceeds received from the redemption of shares of the Prime Fund, which you had acquired through exchanges of Class B shares of the Time Horizon Funds, within 90 days of the redemption trade date. Such reinvestment must be made in Class B shares of the Time Horizon Funds. Upon such a reinvestment, the distributor will credit to an investor's account any contingent deferred sales charge imposed on any redeemed shares. For purposes of computing the CDSC upon redemption of shares reinvested through this Privilege, the length of time of ownership will be measured from the date of the original purchase of Class B shares and will not include any period of ownership of the Pacific Horizon Shares of the Prime Fund. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If an investor wishes to use this Privilege, he must submit a written request to the Transfer Agent stating that he is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules."

COPTASTKMM95

                          PACIFIC HORIZON FUNDS, INC.

           HORIZON SERVICE SHARES OF THE PRIME, TREASURY, GOVERNMENT, TREASURY ONLY, TAX-EXEMPT MONEY AND CALIFORNIA TAX-EXEMPT
                               MONEY MARKET FUNDS

                       SUPPLEMENT DATED DECEMBER 8, 1995
                       TO PROSPECTUSES DATED JULY 1, 1995

Effective on December 11, 1995, the Prospectuses are revised as follows:

1. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, will serve as transfer and dividend disbursing agent for Horizon Service Shares of the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds (collectively, the "Funds").

2. Concord Financial Services, Inc. will no longer serve as sub-transfer agent for certain Horizon Service Share accounts of the Funds.

COPTASTKIM95

PROSPECTUS

JULY 1, 1995

                                         PACIFIC HORIZON AGGRESSIVE GROWTH FUND
                                         A series of shares of Pacific Horizon
                                                      Funds, Inc.

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The PACIFIC HORIZON AGGRESSIVE GROWTH FUND (the "Fund") is a diversified mutual fund whose investment objective is to maximize capital appreciation. In seeking its investment objective, the Fund invests primarily in common stocks and securities convertible into common stocks. Income received is incidental to the Fund's objective of capital appreciation. The Fund is offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company.

Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Fund's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds.

The Fund may be suited for investors who seek long-term capital appreciation and can assume above average investment risk.

This Prospectus describes concisely the information about the Fund and the Company that you should know before investing. Please read it carefully and retain it for future reference.

More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated July 1, 1995 and is incorporated by reference into this Prospectus.
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Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Fund involves investment risk, including the possible loss of principal amount invested.
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LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations in connection with the offer of the Fund's shares, other than as contained in this Prospectus and the Fund's official sales literature. Therefore, other information and representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.
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                                    CONTENTS

      EXPENSE SUMMARY                        2
      FINANCIAL HIGHLIGHTS                   3
      FUND INVESTMENTS                       4    INVESTMENT OBJECTIVE
                                             4    TYPES OF INVESTMENTS
                                             5    FUNDAMENTAL LIMITATIONS
                                             5    OTHER INVESTMENT PRACTICES
      SHAREHOLDER GUIDE                      9    HOW TO BUY SHARES
                                             9      What Is My Minimum Investment In The Fund?
                                             9      How Are Shares Priced?
                                            11      How Can I Buy Shares?
                                            13      What Price Will I Receive When I Buy Shares?
                                            14      What Else Should I Know To Make A Purchase?
                                            14    HOW TO SELL SHARES
                                            14      How Do I Redeem My Shares?
                                            16      What NAV Will I Receive For Shares I Want To Sell?
                                            16      What Kind of Paperwork Is Involved In Selling
                                                    Shares?
                                            16      How Quickly Can I Receive My Redemption Proceeds?
                                            16      Do I Have Any Reinstatement Privileges After I Have
                                                    Redeemed Shares?
                                            16    DIVIDEND AND DISTRIBUTION POLICIES
      SHAREHOLDER SERVICES                  17    CAN I USE THE FUND IN MY RETIREMENT PLAN?
                                            17    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                                  ANOTHER?
                                            18    WHAT IS TELETRADE?
                                            18    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON
                                                  A REGULAR BASIS?
                                            18    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I
                                                  IMPLEMENT IT?
                                            19    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                            19    CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER
                                                  FUNDS?
                                            19    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?
      THE BUSINESS OF THE FUND              20    FUND MANAGEMENT
                                            20      Service Providers
                                            21    TAX INFORMATION
                                            22    MEASURING PERFORMANCE
                                            23    DESCRIPTION OF SHARES
                                            23    PLAN PAYMENTS
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          125 West 55th Street                    555 California Street
          New York, NY 10019                      San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, shareholder servicing, accounting and other services.

At right is a summary of the shareholder transaction expenses imposed by the Fund and its operating expenses expected to be incurred during the current fiscal year. This information has been restated to assume current fees had been in effect during the previous fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

     SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                            4.50%
 Sales Load Imposed on Reinvested
   Dividends                                   None
 Deferred Sales Load                           None
 Redemption Fees                               None
 Exchange Fee                                  None
       ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
 Management Fees                              0.90%
 All Other Expenses                           0.67%
                                             ------
   Shareholder Service Payments    0.25%
   Other Expenses                  0.42%
                                   -----
 Total Operating Expenses                     1.57%
                                             ------
                                             ------

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EXAMPLE: Assume the Fund's annual return is 5% and its operating expenses      After 1 Year  :  $60
are the same as those stated above. For every $1,000 you invest, here's        After 3 Years :  $92
how much you would have paid in total expenses if you closed your account      After 5 Years : $127
after the number of years indicated:                                           After 10 Years: $223

Note: The preceding operating expenses and example should not be considered a representation of past or future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.
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This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

Management fees consist of:

- an investment advisory fee payable at the annual rate of .60% of the Fund's net assets; and

- an administration fee payable at the annual rate of .30% of the Fund's net assets.

For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide" and "The Business of the Fund" in this Prospectus.

FINANCIAL HIGHLIGHTS

The table below shows certain information concerning the investment results for the Fund for the periods indicated. The information for each of the five fiscal years in the five year period ended February 28, 1995 has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The financial statements for each of the four years in the period ended February 28, 1989, to which the financial highlights for those years relates, was audited by other independent accountants whose report dated April 20, 1989 expressed an unqualified opinion on such financial statements.
The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling 800-332-3863.

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                                                                    YEAR ENDED
                                         ----------------------------------------------------------------
                                         FEB. 28,     FEB. 28,      FEB. 28,      FEB. 29,      FEB. 28,
                                           1995         1994          1993+         1992          1991
                                         ---------    ---------     ---------     ---------     ---------
Net asset value per share, beginning
 of period...........................    $   25.70    $   24.68     $   27.93     $   22.51     $   17.17
                                         ---------    ---------     ---------     ---------     ---------
Income (loss) from Investment
 Operations:
 Net investment income (loss)........        (0.22)       (0.37)        (0.26)        (0.15)        (0.17)
 Net realized and unrealized gain
   (loss) on securities..............        (0.95)        3.02         (2.26)         9.21          6.33
                                         ---------    ---------     ---------     ---------     ---------
 Total income (loss) from investment
   operations........................        (1.17)        2.65         (2.52)         9.06          6.16
                                         ---------    ---------     ---------     ---------     ---------
Less Distributions:
 Dividends from net investment
   income............................           --           --            --            --            --
 Distributions from net realized
   gains on securities...............        (3.92)       (1.63)        (0.73)        (3.64)        (0.82)
                                         ---------    ---------     ---------     ---------     ---------
Total dividends and distributions....        (3.92)       (1.63)        (0.73)        (3.64)        (0.82)
                                         ---------    ---------     ---------     ---------     ---------
Net change in net asset value per
 share...............................        (5.09)        1.02         (3.25)         5.42          5.34
                                         ---------    ---------     ---------     ---------     ---------
Net asset value per share, end of
 period..............................    $   20.61    $   25.70     $   24.68     $   27.93     $   22.51
                                         =========    =========     =========     =========     =========
Total Return.........................        (3.59)%      10.54%        (8.76)%       41.11%        37.01%
Ratios/Supplemental Data:
 Net assets, end of period (000).....    $ 131,879    $ 158,091     $ 159,517     $ 178,228     $ 107,421
 Ratio of expenses to average net
   assets............................         1.46%        1.52%         1.49%++       1.44%++       1.55%++
 Ratio of net investment income
   (loss) to average net assets......         1.04%        1.20%         1.15%++       1.14%++       0.85%++
 Portfolio turnover rate.............           92%          43%           43%           73%          155%



                                      FEB. 28,       FEB. 28,        FEB. 29,          FEB. 28,          FEB. 28,
                                        1990           1989            1988             1987+++           1986+++
                                     -----------     --------       -----------       -----------       -----------
Net asset value per share, beginning
 of period...........................$     14.49     $  13.41       $     17.67       $     12.41       $      8.96
                                     -----------     --------       -----------       -----------       -----------
Income (loss) from Investment
 Operations:
 Net investment income (loss)........      (0.17)       (0.06)             0.08              0.01              0.01
 Net realized and unrealized gain
   (loss) on securities..............       2.85         1.14             (3.37)            (5.28)             3.47
                                     -----------     --------       -----------       -----------       -----------
 Total income (loss) from investment
   operations........................       2.68         1.08             (3.29)             5.29              3.48
                                     -----------     --------       -----------       -----------       -----------
Less Distributions:
 Dividends from net investment
   income............................         --           --             (0.10)            (0.03)            (0.03)
 Distributions from net realized
   gains on securities...............         --           --             (0.87)               --                --
                                     -----------     --------       -----------       -----------       -----------
Total dividends and distributions....         --           --             (0.97)            (0.03)            (0.03)
                                     -----------     --------       -----------       -----------       -----------
Net change in net asset value per
 share...............................       2.68         1.08             (4.26)             5.26              3.45
                                     -----------     --------       -----------       -----------       -----------
Net asset value per share, end of
 period..............................$     17.17     $  14.49       $     13.41       $     17.67       $     12.41
                                         =======      =======         =========         =========           =======
Total Return.........................      18.50%        8.05%++++       (18.42)%++++       42.55%++++        38.94%++++
Ratios/Supplemental Data:
 Net assets, end of period (000).....$    85,637     $ 91,487       $   134,000       $   169,489       $    34,828
 Ratio of expenses to average net
   assets............................       1.51%++      1.28%++           1.21%++           1.20%++           1.50%++
 Ratio of net investment income
   (loss) to average net assets......       0.82%++     (0.30)%++          0.55%++           0.15%++           0.57%++
 Portfolio turnover rate.............        175%         276%              384%              250%              234%

---------------
   + Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
  ++ Net of fee waivers and expense reimbursements which had the effect of decreasing the ratio of expenses to average net assets and increasing the ratio of net investment income (loss) to average net assets by 0.02%, 0.03%, 0.09%, 0.01%, 0.26%, 0.12%, 0.22% and 0.22%, for the years ended
     February 28, 1993, February 29, 1992, February 28, 1991, February 28, 1990, February 28, 1989, February 29, 1988, February 28, 1987 and
     February 28, 1986, respectively.
 +++ Restated to reflect a 2-for-1 stock split at close of business on February
     27, 1987.
++++ Unaudited.
Note: The total return figures presented do not include the effect of the maximum 4.50% sales charge.

                                FUND INVESTMENTS

THE PACIFIC HORIZON AGGRESSIVE GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL. ANY INCOME RECEIVED IS INCIDENTAL TO CAPITAL APPRECIATION. ITS PORTFOLIO CONSISTS PRIMARILY OF COMMON STOCKS AND CONVERTIBLE SECURITIES OF ISSUERS FROM A VARIETY OF INDUSTRIES THAT IT IS BELIEVED HAVE THE POTENTIAL FOR ABOVE-AVERAGE GROWTH.

THE FUND IS APPROPRIATE FOR INVESTORS WHO WANT:

- LONG-TERM ASSET GROWTH AND ARE WILLING TO ACCEPT STOCK MARKET VOLATILITY

- TO PARTICIPATE IN A DIVERSIFIED PORTFOLIO OF COMPANIES WITH STRONG GROWTH POTENTIAL

           ---------------------------------------------------------

                              INVESTMENT OBJECTIVE

THE INVESTMENT OBJECTIVE OF THE FUND IS TO MAXIMIZE CAPITAL APPRECIATION.
           ---------------------------------------------------------

TYPES OF INVESTMENTS

The Fund is a diversified portfolio comprised mainly of common stocks and securities convertible into common stocks. Fund holdings will consist primarily of common stocks of domestic companies, most of which will be smaller-capitalized companies, that Bank of America expects will achieve above-average growth in earnings and price. Smaller-capitalized companies generally have limited product lines, markets and financial resources, and are dependent upon a limited management group. As a result of the Fund's investments, an investment in the Fund involves substantial risks (see "Risk Factors" below). Although the Fund will strive to meet its investment objective, there can be no assurance it will be able to do so.

While the Fund intends to invest primarily in common stock and securities convertible into such stock, its policy is flexible as to the proportion of its assets that will be invested in common stocks, and the proportion may be changed without shareholder approval. How-ever, as a matter of fundamental policy, not less than 65% of the Fund's total assets will be invested in equity securities (except during temporary defensive periods).

During temporary defensive periods, or at other times subject to the limitation above, the Fund may:

- hold cash equivalents such as money market instruments, which include short-term bank time deposits, certificates of deposit and bankers' acceptances, commercial paper (which is unsecured promissory notes issued by corporations) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements); and

- invest in preferred stocks and other fixed-income corporate and U.S. Government bonds with ratings of AA or better by a nationally recognized statistical rating organization (or unrated bonds of comparable quality) that cannot be converted into common stocks.

In addition, up to 20% of the Fund's total assets may be invested in securities issued by foreign issuers. Such investments will be made either directly in such issuers or indirectly through American Depository Receipts ("ADRs") or closed-end investment companies. (Investments in closed-end investment companies will not make up more than 10% of the Fund's total assets.)

The Fund may also purchase put and call options, write covered call options, purchase and sell futures contracts and purchase futures options as described below under "Other Investment Practices."

FUNDAMENTAL LIMITATIONS

The Fund's investment objective may not be changed without a vote by the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental." A number of the Fund's other fundamental investment limitations are summarized below.

1. Except for temporary defensive periods, the Fund will invest at least 65% of its total assets in equity securities.

2. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain exceptions).

3. The Fund may not issue senior securities or borrow money except for temporary purposes in amounts up to 10% of its total assets at the time of such borrowing. The Fund will not purchase securities if any borrowings are outstanding.

4. The Fund may not make loans, although it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities to a limited extent.

5. The Fund may not purchase securities on margin, make short sales of securities or maintain a short position, although the Fund may engage in transactions in futures contracts and related options.

6. The Fund may not invest more than 10% of its total assets in instruments that the Board of Directors determines to be illiquid. Investors should note, however, that certain securities that might otherwise be considered illiquid, such as variable amount master demand notes with maturities of nine months or less, as well as securities that are not registered under the federal securities laws but for which the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) has determined a liquid trading market exists, are not subject to this 10% limitation.

7. The Fund may not purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (with certain exceptions, including the ability to enter into futures contracts and related options).

                                    *  *  *

A complete list of the Fund's fundamental investment limitations is set out in full in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES

MONEY MARKET SECURITIES. The money market instruments noted above, as well as repurchase agreements and variable and floating rate instruments, may be purchased by the Fund as long as such instruments are rated within the two highest rating categories. Unrated instruments may also be purchased if they are of comparable quality. Investments in variable and floating rate instruments that have no active trading market and are not payable upon seven days' notice will be subject to the percentage limitation on illiquid instruments described above. During the current fiscal year, the Fund does not expect to invest more than 5% of its total assets at any time in any particular type of money market instrument.

OPTIONS TRANSACTIONS. The Fund may sell, or "write," covered call options and may buy put and call options on particular securities or various stock indices. In addition, in order to "hedge" against changes in currency exchange rates, the Fund may acquire options relating to foreign currencies.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to receive or obligation to make a cash settlement upon exercise of the option.

Options purchased by the Fund will not exceed 5% and options written by the Fund will not exceed 25% of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, the Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, the Fund will not be able to sell the underlying security on which a call option has been written until the option expires or is exercised or the Fund closes out the option. In addition, except to the extent that a call option written by the Fund on a particular index is covered by an option on the same index purchased by the Fund, movements in the index may cause the Fund to incur a loss. Such loss might be lessened to the extent that the value of the securities held by the Fund changed during the time the option was outstanding.

STOCK INDEX AND FOREIGN CURRENCY FUTURES. The Fund may purchase and sell stock index and foreign currency futures contracts (and may purchase related options) in an effort to "hedge" against changes in the value of securities that the Fund holds in its portfolio or which it intends to purchase. Such changes could occur as a result of market conditions or fluctuating currency exchange rates. These transactions will only be entered when they are appropriate to reduce the risks inherent in the management of the Fund.

The Fund may not purchase or sell a futures contract or purchase a related option unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Fund's total assets (after taking into account certain technical adjustments).

More information regarding futures contracts and related options can be found in Appendix B to the Statement of Additional Information.

SECURITIES LENDING. In order to earn additional income, the Fund may lend its portfolio securities to broker-dealers that Bank of America considers to be of good standing. If the broker-dealer should become bankrupt, however, the Fund could experience delays in recovering its securities. A securities loan will only be made when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by the Fund exceeds 30% of its total assets. Securities loans will be fully collateralized.

BORROWINGS. The Fund may make limited borrowings and may enter into reverse repurchase agreements (agreements under which the Fund sells portfolio securities and agrees to buy them back later at an agreed-upon time and price) for temporary purposes or to meet redemption requests. Borrowings magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's shares.

When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other liquid high grade debt securities that have a value equal to or greater than the repurchase price (including accrued interest). The account is then continuously monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes.

CLOSED-END INVESTMENT COMPANIES. The Fund may acquire shares of closed-end investment companies, including companies that invest in foreign issuers, subject to the requirements of applicable securities laws. Although these closed-end companies may have policies that differ from the Fund's policies, their management and other types of expenses will be similar to those borne by the Fund. When the Fund invests in another investment company, it pays a pro rata portion of that company's expenses. Such expenses are in addition to the expenses the Fund pays in connection with its own operations.

DIVERSIFICATION. In compliance with current Securities and Exchange Commission rules, the Fund intends to limit its investments in the securities of any single issuer to no more than 5% of its total assets (measured at the time of purchase), although up to 25% of its total assets may be invested without regard to this limitation.

RISK FACTORS. Although investing in any mutual fund has certain inherent risks, an investment in the Fund may have even greater risks than investments in most other types of mutual funds. The Fund is not a complete investment program, and it may not be appropriate for an investor if he or she cannot bear financially the loss of at least a significant portion of his or her investment. The Fund's net asset value per share is subject to rapid and substantial changes because greater risk is assumed in seeking maximum growth. The securities of the smaller companies which the Fund expects to emphasize may be subject to more abrupt or erratic market movements than larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. Many of the securities which Bank of America believes would have the greatest growth potential may be considered highly speculative. Additionally, such securities may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities, to meet redemptions or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

The Fund's investments in foreign securities, whether made directly or indirectly, also involve certain inherent risks, including political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in foreign currency exchange rates and the possibility of adverse changes in investment or exchange control regulations. There is typically less publicly available information about a foreign company than about a U.S. company. Moreover, these companies may be subject to less stringent reserve, auditing and reporting requirements than their U.S. counterparts. Additionally, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are also generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. There is also the possibility that foreign governments could expropriate assets or levy confiscatory taxes, set limitations on the removal of assets or suffer adverse diplomatic developments. Because of these and other factors, foreign securities acquired by the Fund may be subject to greater price fluctuation than securities of U.S. companies.

  SPECIAL RISKS ASSOCIATED WITH OPTIONS. The Fund will only write options where Bank of America believes a liquid secondary market will exist on a national securities exchange for options of the same series, which would permit the Fund to close out its option position. There is no assurance that a liquid secondary market will exist on an exchange for a particular option or at any particular time. In fact, for some options no secondary market on an exchange may exist at all. If the Fund cannot close out an option, it will not be able to sell the securities underlying the option until the option expires or is exercised.

Furthermore, the Fund's ability to engage in transactions in options may be limited by IRS requirements on its gross income from certain securities, including options and futures contracts, held by the Fund for less than three months. Bank of America does not believe that transactions in options will significantly affect the Fund's ability to comply with IRS requirements.

The times of day that options on particular securities are sold may not be the same as those during which the securities themselves are traded, which means that significant activity could occur in the markets for the underlying securities that would not be reflected in the options markets.

PORTFOLIO TURNOVER. The Fund's investment practices, which involve an effort to own stocks during periods of accelerating earnings growth and strong relative price momentum, may result in portfolio turnover greater than that of other mutual fund portfolios. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase substantially the amount of income received by the Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). Portfolio turnover will not be a limiting factor in making investment decisions for the Fund.

Investment decisions for the Fund are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

In allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor), provided it believes the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

                               SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below.
---------------------------------------------------------
                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                                 INITIAL     SUBSEQUENT
                                 INVESTMENT  INVESTMENT
                                 -------    -------------
  Regular Account                $   500*        $50
  Automatic Investment Plan      $    50         $50
  IRAs, SEP-IRAs
    (one participant)            $   500     No minimum
  Spousal IRAs**                 $   250     No minimum
  SEP-IRAs
    (more than one participant)  $ 2,500     No minimum

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000.

 ** A regular IRA must be opened first.
---------------------------------------------------------

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon the Fund's net asset value per share plus a front-end sales load. The Fund calculates its net asset value ("NAV") as follows:

                      (Value of Fund Assets) - (Fund Liabilities)
NAV =           -------------------------------------------------------
                             Number of Outstanding Shares

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

The Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Funds pursuant to procedures adopted by the Board of Directors. Short-term securities are valued at amortized cost, which approximates market value. For further information about valuing Fund investments, see the Statement of Additional Information. For voice recorded price and yield information call
(800) 227-1545.

SALES LOAD. The front-end sales load for the Fund begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:
---------------------------------------------------------

                                                DEALER'S
                            AS A % OF           REALLOWANCE
                          --------------        AS A
                                    NET         % OF
       AMOUNT OF          OFFERING  ASSET       OFFERING
      TRANSACTION         PRICE     VALUE       PRICE*
  -------------------     ----      ----        ----
  Less than $100,000      4.50      4.71        4.00
  $100,000 but less
    than $250,000         3.75      3.90        3.35
  $250,000 but less
    than $500,000         2.50      2.56        2.20
  $500,000 but less
    than $750,000         2.00      2.04        1.75
  $750,000 but less
    than $3,000,000       1.00      1.01        0.90
  $3,000,000 or more      0.00      0.00        0.00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.
---------------------------------------------------------

WHEN NO SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- corporate/business retirement plans (such as 401k, 403b7, 457 and Keogh accounts) sponsored by the Fund's administrator;

- employer-sponsored employee pension or retirement plans making direct investments in the Fund;

- any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account);

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) before April 20, 1987, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund, so long as your account remains open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:

- members of the Company's Board of Directors;

- U.S. based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses and minor children, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations; and

- former full-time employees (and retirees) of Security Pacific Corporation (or any of its subsidiaries) and the surviving spouses and minor children of such employees (and retirees), provided they were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as their account remains open on the Company's books.

RIGHTS OF ACCUMULATION. When buying shares in Pacific Horizon Funds, your current aggregate investment determines the sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon Fund, or for like shares of any investment portfolio (a "Time Horizon Fund") of Time Horizon Funds, an open-end investment company managed by an affiliate of Bank of America, on which you paid a sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor) must notify the Fund's transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own shares of the Fund, the California Tax-Exempt Bond Fund, the U.S. Government Securities Fund, the Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase shares of the Fund with a current value of $10,000, the load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses your non-binding commitment to invest in an aggregate $100,000 or more in shares of any Pacific Horizon Fund or any Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. Shares purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company or Time Horizon Funds to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company or Time Horizon Funds, as applicable, holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, the escrow will be released. If your aggregate investment exceeds the amount indicated in your Letter of Intent, it will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Company will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                             TO BUY SHARES

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
                THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
               (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions.                   instructions.
--------------------------------------------------------------------------------------------------------
                                       THROUGH THE DISTRIBUTOR
              (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
    Pacific Horizon Funds, Inc.        Complete Account Application    Mail all subsequent
    c/o DST Systems, Inc.              and mail it with a check        investments to:
    P.O. Box 419955                    (payable to Pacific Horizon
    Kansas City, MO 64141-6955         Aggressive Growth Fund) to      Pacific Horizon Funds, Inc.
                                       the address on the left.        c/o DST Systems, Inc.
                                                                       P.O. Box 419940
                                                                       Kansas City, MO 64173-0298
--------------------------------------------------------------------------------------------------------
    IN PERSON
    DST Systems, Inc.                  Deliver Account Application     Deliver your payment directly
    811 Main                           and your payment directly to    to the address on the left.
    Kansas City, MO 64105-2005         the address on the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE
    United Missouri Bank of            Instruct your bank to           Instruct your bank to
    Kansas City, N.A.                  transmit immediately            transmit immediately
    10th and Grand                     available funds, for purchase   available funds as described
    Kansas City, MO 64106              of Fund shares in your name.    at left, except that the wire
    ABA No. 1010-0069-5                                                should indicate that you are
    Pacific Horizon Funds, Inc.        Be sure to have your bank       making a subsequent purchase
    Aggressive Growth Fund             indicate your name, address     as opposed to opening a new
    DDA #98-7037-107-3                 and tax identification          account.
                                       number, the name of the Fund
                                       and the fact that a new         Be sure to include your name
                                       account is being opened.        and your Fund account number.

                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

                                       You may contact the Fund's transfer agent at 800-346-2087 for further information regarding wiring instructions.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges apply      Purchases may be made in the
    (a service permitting transfers    automatically, although the     minimum amount of $500 and
    of money from your                 Privilege may not be used to    the maximum amount of $50,000
    checking, NOW or bank              make an initial purchase. If    per transaction as soon as
    money market account)              you do not wish to have         appropriate information
                                       TeleTrade Privileges you must   regarding your bank account
                                       indicate that fact on the       has been established on your
                                       Account Application or in a     Fund account. This
                                       subsequent written notice to    information may be provided
                                       the Fund's transfer agent.      on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Fund's transfer agent.
                                                                       Signature guarantees are
                                                                       discussed under "How to Sell
                                                                       Shares."

                                                                       Call 800-346-2087 to make
                                                                       your purchase.

        You should refer to the section entitled "Shareholder Services" for additional important information about the TeleTrade Privilege.

     YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
        PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR
                               MORE INFORMATION.
-------------------------------------------------------------------------------

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's transfer agent, DST Systems, Inc. (the "Transfer Agent"), at its Kansas City office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of its business day (normally 5:15 p.m. Eastern time). Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of its business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account.

If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon makes it easy to sell, or "redeem," shares. The Fund imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

   ---------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------
                                          TO SELL SHARES

              THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
               (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)
                              Contact them directly for instructions.
   ---------------------------------------------------------------------------------------------
                                      THROUGH THE DISTRIBUTOR
                  (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon                  Send a signed, written request (each owner, including each
   Aggressive Growth Fund           joint owner, must sign) to the Transfer Agent.
   c/o DST Systems, Inc.
   P.O. Box 419955                  If you hold stock certificates for the shares being
   Kansas City, MO 64141-6955       redeemed, make sure to endorse them for transfer, have your signature on them guaranteed by your bank or another
                                    guarantor institution (as described in the section entitled
                                    "What Kind of Paperwork Is Involved In Selling Shares?") and
                                    include them with your request.
   ---------------------------------------------------------------------------------------------
   IN PERSON
   DST Systems, Inc.
   811 Main                         Deliver your signed, written request (each owner, including
   Kansas City, MO 64105-2005       each joint owner, must sign) and any certificates (endorsed for transfer and signature guaranteed as described in the
                                    section entitled "What Kind of Paperwork Is Involved In
                                    Selling Shares?") to the address on the left.
   ---------------------------------------------------------------------------------------------
   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
     transfers of money to your     information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantees are discussed in the section entitled "What Kind of
                                    Paperwork Is Involved In Selling Shares?".

                                    Redemption orders may be placed by calling 800-346-2087.

                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    You should refer to the section entitled "Shareholder
                                    Services" for additional important information about the
                                    TeleTrade Privilege.

          OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC
         WITHDRAWALS, ARE ALSO AVAILABLE. PLEASE REFER TO THE SECTION
             ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES
I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Kansas City office. Although the Fund itself imposes no charge when shares are redeemed, if you purchase shares through Bank of America or a Service Organization, they may charge a fee for providing certain services in connection with investments in Fund shares. The Company reserves the right to redeem accounts (other than IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED
IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or; (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY
REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon clearance of the purchase check or TeleTrade payment mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. If you purchase shares by wire, you must file an Account Application before redemption requests can be honored.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the Fund, or of another load fund of the Company or Time Horizon Funds, within 90 days of your redemption without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

DIVIDEND AND DISTRIBUTION POLICIES

The Fund distributes its net income and net realized capital gains (if any) to shareholders of record at least annually. You will automatically receive dividends and capital gain distributions in additional shares without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From the Fund Be Invested In Other Pacific Horizon Funds?".

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent at P.O. Box 419955, Kansas City, Missouri 64141-6955. The election or revocation will become effective with respect to dividends paid after it is received by the Transfer Agent.

                              SHAREHOLDER SERVICES

PACIFIC HORIZON FUNDS PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of these services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUND IN MY
RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES, THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

For details, contact the Fund's distributor at 800-332-3863. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and consult their tax advisers.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares that may be legally sold in your state of residence. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING FUND SHARES PURCHASED WITH A SALES LOAD FOR SHARES OF ANOTHER LOAD FUND OF THE COMPANY.

An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section entitled "What Is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth above under "How to Sell Shares."

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the transfer agent. You may also request receipt of your redemption proceeds by check, which will be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example, because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC
INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application, or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.

CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION
PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after serving 30 days' notice.

                            THE BUSINESS OF THE FUND

FUND MANAGEMENT

The business affairs of the Company are managed under the general supervision of the Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS
                             ---------------------

                               INVESTMENT ADVISER

Bank of America manages the investment portfolio of the Fund. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries. Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations.

In its advisory agreement with the Company, Bank of America has agreed to manage the Fund's portfolio and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Fund's securities.

Scott A. Billadeau, Portfolio Manager, will be primarily responsible for the day-to-day investment activities of the Fund. Mr. Billadeau has been the Fund's manager since November 1994 and has been associated with Bank of America since 1991. During his tenure, he has performed research and portfolio analysis for the Fund and is also responsible for research and portfolio management of two of Bank of America's commingled accounts, the EBT Aggressive Equity Fund and Aggressive Equity Fund G.

For the services provided and expenses assumed under the advisory agreement, Bank of America is entitled to receive a fee at the annual rate of .60% of the Fund's net assets. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below regarding fee waivers.) During the fiscal year ended February 28, 1995, the Fund paid Bank of America advisory fees at an effective annual rate of .60% of the Fund's net assets.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Service Plan as described under "Plan Payments" and may receive fees charged directly to their customer accounts in connection with investments in Fund shares.

                                 ADMINISTRATOR

Concord Holding Corporation ("Concord") serves as Administrator for the Fund. Concord is a wholly-owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 W. 55th Street, New York, New York 10019.

Under its agreement with the Company, Concord has agreed to: pay the costs of maintaining the Company's offices; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services, and clerical services; coordinate the preparation of reports to Fund shareholders and reports to the Securities and Exchange Commission; prepare or coordinate the preparation of tax returns; maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain the Fund's books and records, calculate the net asset value of the Fund's shares and calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the Fund's operations.

For its services as administrator, Concord is entitled to receive a fee from the Fund at the annual rate of .30% of the Fund's average net assets. This amount may be reduced pursuant to undertakings by Concord. (See the information below regarding fee waivers.) During the fiscal year ended February 28, 1995 , the Fund paid Concord administration fees at an effective annual rate of .30% of the Fund's net assets. Under the authority granted in its administration agreement, Concord has entered into an agreement with The Bank of New York whereby the bank performs certain of the services listed above, such as calculating the net asset value of the Fund's shares and dividends and capital gains distributions to shareholders, and maintaining the Fund's books and records. The Fund bears all fees and expenses charged by The Bank of New York for these services.

                                  DISTRIBUTOR

The Fund's shares are sold on a continuous basis by the Concord Financial Group, Inc. (the "Distributor"). The Distributor is a wholly-owned subsidiary of Concord and is located at 125 W. 55th Street, New York, New York 10019.

                          CUSTODIAN AND TRANSFER AGENT

The Bank of New York is responsible for holding the investments purchased by the Fund and is located at 90 Washington Street, New York, New York 10286. DST Systems, Inc. maintains the account records of all shareholders in the Fund and administers the distribution of income earned as a result of investing in the Fund and is located at 811 Main, Kansas City, Missouri 64105-2005.

FEE WAIVERS

Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers as well as by certain expense limitations imposed by state securities regulators. Periodically, during the course of the Fund's fiscal year, Bank of America, Concord and/or the Distributor may choose not to receive fee payments and/or may assume certain Fund expenses. However, the service providers retain the ability to be reimbursed for these amounts by the Fund prior to fiscal year end and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time.

TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUND.

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

During its most recent fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As a result of this qualification, the Fund generally is not required to pay Federal income taxes to the extent its earnings are distributed in accordance with the Code. The Fund intends to continue to qualify for this special tax treatment as long as it is in the best interest of its shareholders.

Distributions (whether received in cash or additional shares) of ordinary income and/or excess of net short-term capital gain over net long-term capital loss are taxable to the shareholder as ordinary income. (These distributions are eligible for the dividends received deduction allowed to corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.)

Any distribution you receive comprised of the excess of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain no matter how long you have held Fund shares. (Such distributions are not eligible for the dividends received deduction allowed to corporations.)

A dividend paid to a shareholder by the Fund in January of a particular year will be deemed to have been received by the shareholder on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a specified date in October, November or December of that preceding year.

If you are considering buying shares of a Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. If you hold shares for six months or less and during that time receive a capital gain dividend on those shares, any loss recognized on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend. Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares. It may be included in the tax basis of the new shares.

STATE AND LOCAL TAXES

Because state and local taxes may be different than the federal taxes described above, you should consult your tax adviser regarding these taxes.

MEASURING PERFORMANCE

THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured.

Periodically, the Fund's average annual total return and/or aggregate total return for various periods may be quoted in advertisements or in communications to shareholders. Both methods reflect the sales load charged by the Fund and assume dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund may compare its total return to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, the Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. The Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

DESCRIPTION OF SHARES

The Company is a Maryland corporation that was organized on October 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO TWO HUNDRED BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of: one billion shares of Class D Common Stock representing interests in the Fund; and additional classes of shares representing interests in other investment portfolios of the Company. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class D Common Stock) into one or more series. For more information about the Company's other portfolios, contact the Company at the telephone number listed on the inside cover page.

Shares representing interests in the Fund are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the Fund on liquidation. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and nonassessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office has been elected by the shareholders. At that time, the directors then in office will call a shareholder meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission. Fund shares have cumulative voting rights to the extent that may be required by applicable law.

PLAN PAYMENTS

THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICE PLAN (THE "PLAN") FOR THE FUND UNDER WHICH THE FUND PAYS THE DISTRIBUTOR FOR SHAREHOLDER SERVICING EXPENSES RELATED TO FUND SHARES.

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed .25% (annualized) of the Fund's average daily net assets. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. During the fiscal year ended February 28, 1995, the Fund made payments under the Plan at an effective annual rate of .25% of the Fund's average net assets.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

Banks may act as Service Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

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                       PACIFIC   HORIZON   MUTUAL   FUNDS
                                                             BULK RATE
                                                           U.S. POSTAGE
                                                               PAID
                                                          NEW YORK, N.Y.
                                                          PERMIT NO. 8048

    COPAGGR95P

                                                   AGGRESSIVE GROWTH FUND

                                                         PROSPECTUS
                                                        July 1, 1995

                                                      NOT FDIC INSURED

PROSPECTUS

JULY 1, 1995

                                         PACIFIC HORIZON ASSET ALLOCATION FUND
                                         A series of shares of Pacific Horizon
                                                      Funds, Inc.

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The PACIFIC HORIZON ASSET ALLOCATION FUND (the "Fund") is a diversified mutual fund whose investment objective is to obtain long-term growth from capital appreciation and dividend and interest income. The Fund seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents. The Fund is offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company.

UNLIKE MOST OTHER INVESTMENT COMPANIES WHICH INVEST DIRECTLY IN PORTFOLIO SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A FUND OF AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THAT OF THE FUND. THE FUND WILL PURCHASE SHARES OF THE PORTFOLIO AT NET ASSET VALUE. THE NET ASSET VALUE OF THE FUND WILL RESPOND TO INCREASES AND DECREASES IN THE VALUE OF THE PORTFOLIO'S SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. SEE "OTHER INVESTMENT PRACTICES AND CONSIDERATIONS -- MASTER-FEEDER STRUCTURE" ON PAGE 9 FOR ADDITIONAL INFORMATION REGARDING THIS STRUCTURE.

Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Portfolio's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds.

This Prospectus describes concisely the information about the Fund and the Company that you should know before investing. Please read it carefully and retain it for future reference.

More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated July 1, 1995 and is incorporated by reference into this Prospectus.
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Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Fund involves investment risk, including the possible loss of principal.
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LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations in connection with the offer of the Fund's shares, other than as contained in this Prospectus and the Fund's official sales literature. Therefore, other information and representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.
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                                    CONTENTS

      EXPENSE SUMMARY                        2
      FINANCIAL HIGHLIGHTS                   3
      FUND INVESTMENTS                       4    INVESTMENT OBJECTIVE
                                             4    TYPES OF INVESTMENTS
                                             5    FUNDAMENTAL LIMITATIONS
                                             6    OTHER INVESTMENT PRACTICES AND CONSIDERATIONS
      SHAREHOLDER GUIDE                     11    HOW TO BUY SHARES
                                            11      What Is My Minimum Investment In The Fund?
                                            11      How Are Shares Priced?
                                            13      How Can I Buy Shares?
                                            15      What Price Will I Receive When I Buy Shares?
                                            16      What Else Should I Know To Make A Purchase?
                                            16    HOW TO SELL SHARES
                                            16      How Do I Redeem My Shares?
                                            18      What NAV Will I Receive For Shares I Want To Sell?
                                            18      What Kind Of Paperwork Is Involved In Selling
                                                      Shares?
                                            18      How Quickly Can I Receive My Redemption Proceeds?
                                            19      Do I Have Any Reinstatement Privileges After I Have
                                                      Redeemed Shares?
                                            19    DIVIDEND AND DISTRIBUTION POLICIES
      SHAREHOLDER SERVICES                  19    CAN I USE THE FUND IN MY RETIREMENT PLAN?
                                            20    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                                  ANOTHER?
                                            20    WHAT IS TELETRADE?
                                            21    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON
                                                  A REGULAR BASIS?
                                            21    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I
                                                  IMPLEMENT IT?
                                            21    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                            21    CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER
                                                  FUNDS?
                                            22    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?
      THE BUSINESS OF THE FUND              22    FUND MANAGEMENT
                                            22      Service Providers
                                            24    TAX INFORMATION
                                            25    MEASURING PERFORMANCE
                                            26    DESCRIPTION OF SHARES
                                            26    PLAN PAYMENTS
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          125 West 55th Street                    555 California Street
          New York, NY 10019                      San Francisco, CA 94104
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EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES include payments by the Fund and payments by the Portfolio which are allocable to the Fund. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, shareholder servicing, accounting and other services.

At right is a summary of the shareholder transaction expenses imposed by the Fund and its operating expenses (including the operating expenses of the Portfolio which are allocable to the Fund) expected to be incurred during the current fiscal year. This information has been restated to assume that current fees had been in effect during the previous fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

 SHAREHOLDER TRANSACTION EXPENSE
 Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)       4.50%
 Sales Load Imposed on Reinvested Dividends   None
 Deferred Sales Load                          None
 Redemption Fees                              None
 Exchange Fee                                 None
 ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
 Management Fees (After Fee Waivers)         0.09%
 All Other Expenses (After Expense
   Reimbursements)                           0.71%
                                             -----
   Shareholder Service Payments
     (After Fee Waivers)              0.00%
   Other Expenses
     (After Expense Reimbursements)   0.71%
                                      -----
 Total Operating Expenses
   (After Fee Waivers and Expense
     Reimbursements)                         0.80%
                                             =====

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EXAMPLE: Assume the annual return is 5% and operating expenses are the same    After 1 Year  :  $53
as those stated above. For every $1,000 you invest, here's how much you        After 3 Years :  $69
  would have paid in total expenses if you closed your account after the       After 5 Years :  $87
number of years indicated:                                                     After 10 Years: $139

Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.
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This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

Management fees (without waivers) consist of:

- an investment advisory fee payable at the annual rate of 0.55% of the Portfolio's average daily net assets; and

- an administration fee payable at the annual rate of 0.15% of the Fund's average daily net assets and 0.05% of the Portfolio's average daily net assets.

Without fee waivers a shareholder service payment is made in the amount of 0.25% of the Fund's average daily net assets. As indicated in the table above, however, Management intends to waive fees and reimburse certain Other Expenses on behalf of the Fund so that Total Operating Expenses do not exceed 0.80%. Absent these fee waivers and reimbursements the estimated Total Operating Expenses would be 3.82% of the Fund's average daily net assets.

For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Fund" and "Plan Payments" in this Prospectus.

The Board of Directors of the Company believes that the aggregate per share expenses of the Fund and the Portfolio in which the Fund's assets are invested will be less than or approximately equal to the expenses which the Fund would incur if the Company retained the services of an investment adviser for the Fund and the assets of the Fund were invested directly in the type of securities held by the Portfolio. Further, the Directors believe that the shareholders of the Fund will participate in the ownership of a larger portfolio of securities than could be achieved directly by the Fund.

FINANCIAL HIGHLIGHTS

The table below shows certain information concerning the investment results for the Fund for the periods indicated. This information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants which are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling 800-332-3863.

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                                                                                FOR THE
                                                                                PERIOD
                                                                                JANUARY
                                                                                  18,
                                                                                 1994
                                                                                (COMMENCEMENT
                                                            FOR THE               OF
                                                             YEAR               OPERATIONS)
                                                             ENDED              THROUGH
                                                            FEBRUARY            FEBRUARY
                                                            28, 1995            28, 1994
                                                            -------             -------
Net asset value per share, beginning of period.........     $ 14.84             $ 15.00
                                                            -------             -------
Income from Investment Operations:
  Net investment income................................        0.48                0.03
  Net realized and unrealized gain (loss) on
     securities........................................        0.24               (0.19)
                                                            -------             -------
  Total gain (loss) from investment operations.........        0.72               (0.16)
Less Dividends:
  Dividends from net investment income.................       (0.41)                 --
                                                            -------             -------
Net change in net asset value..........................        0.31               (0.16)
                                                            -------             -------
Net asset value per share, end of period...............     $ 15.15             $ 14.84
                                                             ======              ======
Total Return++.........................................        5.03%              (1.07)%
Ratios/supplemental data:
  Net assets, end of period (000)......................     $ 5,694             $   666
  Ratio of expenses to average net assets*.............        0.00%               0.00%+
  Ratio of net investment income to average net
     assets*...........................................        4.25%               4.20%+

---------------
 * Reflects the Fund's proportionate share of the fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 7.89% and 83.95% (annualized) for the periods ended February 28, 1995 and February 28, 1994, respectively.
 + Annualized.
++ The total returns listed are not annualized for the period ended February 28, 1994, and do not include the effect of the maximum 4.50% sales charge.

                                FUND INVESTMENTS

THE PACIFIC HORIZON ASSET ALLOCATION FUND SEEKS LONG-TERM GROWTH FROM CAPITAL APPRECIATION AND DIVIDEND AND INTEREST INCOME. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH A BALANCED APPROACH TO INVESTMENT USING BONDS, EQUITY SECURITIES AND CASH EQUIVALENTS.
THE FUND MAY BE APPROPRIATE FOR INVESTORS WHO WANT:
     - LONG-TERM CAPITAL APPRECIATION; AND
     - CURRENT DIVIDEND AND INTEREST INCOME.

           ---------------------------------------------------------

                              INVESTMENT OBJECTIVE

THE OBJECTIVE OF THE FUND IS TO PROVIDE INVESTORS WITH LONG-TERM GROWTH FROM CAPITAL APPRECIATION AND DIVIDEND AND INTEREST INCOME. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO. THE PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. WHILE THE PORTFOLIO STRIVES TO ATTAIN ITS INVESTMENT OBJECTIVE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

SINCE THE INVESTMENT CHARACTERISTICS OF THE FUND WILL CORRESPOND TO THOSE OF THE PORTFOLIO, THE FOLLOWING IS A DISCUSSION OF THE VARIOUS INVESTMENTS OF AND TECHNIQUES EMPLOYED BY THE PORTFOLIO.

           ---------------------------------------------------------

TYPES OF INVESTMENTS

IN GENERAL. The Portfolio is a diversified portfolio which will invest substantially all of its assets through a balanced approach using bonds, equity securities and cash equivalents.

Investments in equity securities will be limited to common stocks included in either the Dow Jones Industrial Average or the Standard and Poor's 500 Index. Bonds acquired by the Portfolio will be investment grade at the time of purchase, and may include corporate and government obligations, mortgage-backed securities and municipal securities. Investment grade bonds are bonds that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization, i.e., BBB or better by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Co. ("D&P") or Fitch Investors Service, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). While bonds with such ratings are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances could lead to a weakened capacity to pay interest and repay principal. Bonds with the lowest investment grade rating (i.e., BBB or Baa) do not have outstanding investment characteristics and may have speculative characteristics as well. Unrated securities will be purchased only if Bank of America determines that they are of comparable quality to the rated securities in which the Portfolio may invest. Under normal market conditions at least 25% of the Portfolio's total assets will be invested in fixed income senior securities.

Mortgage-backed securities, such as GNMA, FNMA and FHLMC securities, will be guaranteed as to principal and interest, but not market value, by the U.S. Government or one of its agencies or instrumentalities. The Portfolio will not invest more than 35% of its net assets in mortgage-backed securities. There is the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. Similarly, a risk associated with mortgage-backed securities is early paydown resulting from refinancing of the underlying mortgages. The rate of such prepayments, and hence the life of the security, will primarily be a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.

The Portfolio may also invest, from time to time, in obligations issued by state and local governmental issuers ("Municipal Securities"). The purchase of Municipal Securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. Dividends received by shareholders which are attributable to interest income received from Municipal Securities generally will be subject to Federal income tax.

The two principal classifications of Municipal Securities which may be held by the Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Portfolio are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The value of securities held by the Portfolio will vary with changes in interest rates and market and economic conditions.

As used in this Prospectus, "cash equivalents" are the following short-term, interest bearing instruments: obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P.

The Portfolio may also make other investments as described more fully below under "Other Investment Practices and Considerations."

FUNDAMENTAL LIMITATIONS. The investment objective of the Fund and the Portfolio may not be changed without a vote by the holders of a majority of the outstanding shares of the Fund or of the outstanding interests of the Portfolio, respectively. Policies requiring such a vote to effect a change are known as "fundamental." A number of the other fundamental investment limitations are summarized below. Neither the Fund nor the Portfolio may:

1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

2. Make loans to other persons except that it may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of its net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of

   10% of the value of its total assets, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of its total assets; or

3. Purchase or sell commodities contracts, except that it may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of its total net assets, and
   (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of its total assets.

If a percentage restriction is satisfied at the time of investment, a later increase or decrease in percentage resulting from a change in values will not constitute a violation of that restriction.

A complete list of additional fundamental investment limitations is set out in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES AND
CONSIDERATIONS

FOREIGN SECURITIES. Subject to its investment objective and the policies stated above, the Portfolio may invest in securities of foreign issuers that may or may not be publicly traded in the United States, including Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). It is currently the intention of the Portfolio to invest no more than 25% of its net assets (at the time of purchase) in foreign securities. The Portfolio may be subjected to additional risks associated with the holding of property abroad such as future political and economic developments, currency fluctuations, possible withholding of tax payments, possible seizure or nationalization of foreign assets, possible establishment of currency exchange control regulations or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities in the Portfolio, securities of some foreign companies are less liquid, and their prices more volatile than domestic companies, have less publicly available information about foreign companies, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.

OPTIONS. The Portfolio may purchase put and call options on listed securities and stock indexes so long as the aggregate premiums paid for options does not exceed 2% of the net assets of the Portfolio (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect the Portfolio's securities in expectation of a declining market and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. The Portfolio may not write put options but may write fully covered call options as long as the Portfolio remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Portfolio. For additional information relating to option trading practices, including particular risks thereof, see the Statement of Additional Information.

FUTURES. The Portfolio may purchase and sell both interest rate and stock index futures contracts (as well as purchase related options) as a hedge against changes resulting from market conditions in the values of the securities held by the Portfolio or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. The Portfolio may not purchase or sell an interest rate or stock index futures contract or purchase a related option unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Portfolio's total assets (after taking into account certain technical adjustments). For a more detailed description of futures contracts and options and the costs and risks related to such instruments, see the Statement of Additional Information.

VARIABLE RATE INSTRUMENTS. The Portfolio may invest in variable and floating rate instruments, which may include master demand notes. Although payable on demand by the Portfolio, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P, (c) are backed by a bank letter of credit or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b).

INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash position, the Portfolio may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). No more than 10% of the value of the Portfolio's total assets will be invested in securities of other investment companies, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements. Under these agreements, the Portfolio will acquire securities from either a bank which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or a registered broker-dealer, and the seller agrees to repurchase them within a specified time at a fixed price (equal to the purchase price plus interest). Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act"). Repurchase agreements maturing in more than seven days will not exceed 10% of the value of the total assets of the Portfolio. Repurchase agreements will be entered into only for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper, and either the Portfolio's custodian or its agent will have physical possession of the securities or the securities will be transferred to the Portfolio's custodian, by appropriate entry in the Federal Reserve Bank's records and, in either case, will be maintained in a segregated account.

Bank of America will monitor the value of securities acquired under repurchase agreements to ensure that the value of such securities will always equal or exceed the repurchase price under the repurchase agreement. If the other party to a repurchase agreement defaults, the Portfolio might incur a loss if the value of the securities securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the securities by the Portfolio may be delayed or denied.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. Under these arrangements, the Portfolio will sell a security held by the Portfolio to either a bank which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or a registered broker-dealer, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Borrowings may magnify the poten-tial for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares.

SECURITIES LENDING. In order to earn additional income, the Portfolio may lend its portfolio securities to broker-dealers that Bank of America considers to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Company or the Portfolio. If the broker-dealer should become bankrupt, however, the Portfolio could experience delays in recovering its securities. A securities loan will only be made when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by the Portfolio exceeds 10% of its total assets. Securities loans will be fully collateralized.

ASSET-BACKED SECURITIES. The Portfolio may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or receivables held in a trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

The underlying assets may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Portfolio's experiencing difficulty in valuing or liquidating such securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Portfolio will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued or forward commitment transactions. The Portfolio's when-issued purchases and forward commitments are not to exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. The Portfolio does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

SECURITIES ISSUED BY BANK OF AMERICA AND AFFILIATES. The Portfolio will not invest in instruments or securities issued by Bank of America or any of its affiliates.

PORTFOLIO TRANSACTIONS. Investment decisions for the Portfolio are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Portfolio. When a purchase or sale of the same security is made at substantially the same time on behalf of the Portfolio and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold by the Portfolio.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the Portfolio are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. The Portfolio's investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs than would otherwise be the case. Higher rates of turnover may require payment of brokerage commissions, impose other transaction costs and could increase substantially the amount of income received by the Portfolio that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). Portfolio turnover will not be a limiting factor in making investment decisions for the Fund.

MASTER-FEEDER STRUCTURE. The Fund is an open-end investment portfolio that seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective. The Fund may withdraw its investment in the Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. See "Expense Summary," "Fund Investments" and "Fund Management" for a description of this investment objective and the investment policies, restrictions, management and expenses of the Fund and the Portfolio.

The Portfolio is a separate series of Master Investment Trust, Series I (the "Master Trust"), which is organized as a business trust under the laws of Delaware. The Fund and other entities that may invest in the Portfolio from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. As stated above, the investment objective of the Fund and the Portfolio is a fundamental policy and may not be changed, in the case of the Fund, without the vote of its shareholders or, in the case of the Portfolio, without the vote of its interestholders. Whenever the Fund is requested to vote on matters pertaining to the investment objective or a fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote in the same proportion as the votes cast by the Fund's shareholders. The Fund will vote any shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. As with any mutual fund, other investors in the Portfolio could control the results of voting at the Portfolio level in certain instances (e.g., a change in fundamental policies by the Portfolio which was not approved by the Fund's shareholders). This could result in the Fund's withdrawal of its investment in the Portfolio, and in increased costs and expenses for the Fund. Further, the withdrawal of other entities that may from time to time invest in the Portfolio could have an adverse effect on the performance of the Portfolio and the Fund, such as decreased economies of scale and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in the Portfolio will cause the Portfolio to terminate automatically in 120 days unless the Fund and any other investors in the Portfolio unanimously agree to continue the business of the Portfolio.

As the Fund is required to submit such matters to a vote of its shareholders, it will be required to incur the expenses of shareholder meetings in connection with such withdrawals. If unanimous agreement is not reached to continue the Portfolio, the Board of Directors of the Company would need to consider alternative arrangements for the Fund, such as those described above. The policy of the Fund, and other similar investment companies, to invest their investable assets in trusts such as the Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

There may also be other investment companies through which you can invest in the Portfolio which may have higher or lower fees and expenses than those of the Fund and which may therefore have different performance results than the Fund. Information concerning whether an investment in the Portfolio may be available through another entity investing in the Portfolio may be obtained by calling 800-332-3863.

                               SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S DIVIDENDS

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below.

---------------------------------------------------------
                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                               INITIAL    SUBSEQUENT
                               INVESTMENT  INVESTMENT
                               ------    ------------
  Regular Account              $  500*       $50
  Automatic Investment Plan    $   50        $50
  IRAs, SEP-IRAs
    (one participant)          $  500     No minimum
  Spousal IRAs**               $  250     No minimum
  SEP-IRAs (more than
    one participant)           $2,500     No minimum

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000.

 ** A regular IRA must be opened in conjunction with this account.
---------------------------------------------------------

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon the Fund's net asset value per share plus a front-end sales load. The Fund calculates its net asset value ("NAV") as follows:

              (Value of Fund Assets) - (Fund Liabilities)
NAV =  -----------------------------------------------------------
                      Number of Outstanding Shares

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

The Portfolio's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Portfolio pursuant to procedures adopted by the Portfolio's Board of Trustees. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For voice recorded price and yield information call 800-227-1545.

  SALES LOAD. The front-end sales load for the Fund begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:
---------------------------------------------------------

                                               DEALER'S
                           AS A % OF           REALLOWANCE
                          ------------         AS A
                                    NET        % OF
       AMOUNT OF          OFFERING  ASSET      OFFERING
      TRANSACTION         PRICE     VALUE      PRICE*
  -------------------     ----      ----       ----
  Less than $100,000      4.50      4.71       4.00
  $100,000 but less
    than $250,000         3.75      3.90       3.35
  $250,000 but less
    than $500,000         2.50      2.56       2.20
  $500,000 but less
    than $750,000         2.00      2.04       1.75
  $750,000 but less
    than $3,000,000       1.00      1.01       0.90
  $3,000,000 or more      0.00      0.00       0.00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.
---------------------------------------------------------

  WHEN NO SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Fund's administrator;

- employer-sponsored employee pension or retirement plans making direct investments in the Fund;

- any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account);

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administrated by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) before April 20, 1987, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund, so long as your account remains open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:

- members of the Company's Board of Directors;

- U.S. based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses and minor children, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations; and

- former full-time employees (and retirees) of Security Pacific Corporation (or any of its subsidiaries) and the surviving spouses and minor children of such employees (and retirees), provided they were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as their account remains open on the Company's books.

  RIGHTS OF ACCUMULATION. When buying shares in Pacific Horizon Funds, your current aggregate investment determines the sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon Fund, or for like shares of any investment portfolio (a "Time Horizon Fund") of Time Horizon Funds, an open-end investment company managed by an affiliate of Bank of America, on which you paid a sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor) must notify the Fund's transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own shares of the Fund, the Pacific Horizon California Tax-Exempt Bond Fund, the Pacific Horizon U.S. Government Securities Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase shares of the Fund with a current value of $10,000, the load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

  LETTER OF INTENT. You may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $100,000 or more in shares of any Pacific Horizon Fund or any Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. Shares purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company or Time Horizon Funds to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company or Time Horizon Funds, as applicable, holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.


---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                 TO BUY SHARES

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT

--------------------------------------------------------------------------------------------------------
THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
(ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions.                   instructions.
THROUGH THE DISTRIBUTOR
(IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
    Pacific Horizon Funds, Inc.        Complete Account Application    Mail all subsequent
    c/o DST Systems, Inc.              and mail it with a check        investments to:
    P.O. Box 419955                    (payable to Pacific Horizon
    Kansas City, MO 64141-6955         Asset Allocation Fund) to the   Pacific Horizon Funds, Inc.
                                       address on the left.            c/o DST Systems, Inc.
                                                                       P.O. Box 419940
                                                                       Kansas City, MO 64173-0298
--------------------------------------------------------------------------------------------------------
    IN PERSON
    DST Systems, Inc.                  Deliver Account Application     Deliver your payment directly
    811 Main                           and your payment directly to    to the address on the left.
    Kansas City, MO 64105-2005         the address on the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE
    United Missouri Bank of            Instruct your bank to           Instruct your bank to
    Kansas City, N.A.                  transmit immediately            transmit immediately
    10th and Grand                     available funds, for purchase   available funds as described
    Kansas City, MO 64106              of Fund shares in your name.    at left, except that the wire
    ABA No. 1010-0069-5                                                should indicate that you are
    Pacific Horizon Funds, Inc.        Be sure to have your bank       making a subsequent purchase
    Asset Allocation Fund              indicate your name, address     as opposed to opening a new
    DDA #98-7037-107-3                 and tax identification          account.
                                       number, the name of the Fund
                                       and the fact that a new         Be sure to include your name
                                       account is being opened.        and your Fund account number.

                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

                                       You may contact the Fund's transfer agent at 800-346-2087 for further information regarding wiring instructions.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges apply      Purchases may be made in the
    (a service permitting transfers    automatically, although the     minimum amount of $500 and
    of money from your                 Privilege may not be used to    the maximum amount of $50,000
    checking, NOW or bank              make an initial purchase. If    per transaction as soon as
    money market account)              you do not wish to have the     appropriate information
                                       TeleTrade Privileges, you       regarding your bank account
                                       must indicate that fact on      has been established on your
                                       the Account Application or in   Fund account. This
                                       a subsequent written notice     information may be provided
                                       to the Fund's transfer agent.   on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares."
                                                                       Call 800-346-2087 to make
                                                                       your purchase.

            You should refer to the "Shareholder Services" section for additional important information about the TeleTrade Privilege.

     YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
          PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES"
                             FOR MORE INFORMATION.
--------------------------------------------------------------------------------

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's transfer agent, DST Systems, Inc. (the "Transfer Agent"), at its Kansas City office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of its business day (normally 5:15 p.m. Eastern time). Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of its business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account.

If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The Fund imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your Broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                 TO SELL SHARES

   THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
     (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)

                   Contact them directly for instructions.
-------------------------------------------------------------------------------------------------

                                THROUGH THE DISTRIBUTOR
              (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon                  Send a signed, written request (each owner, including each
   Asset Allocation Fund            joint owner, must sign) to the Transfer Agent.
   c/o DST Systems, Inc.
   P.O. Box 419955                  If you hold stock certificates for the shares being
   Kansas City, MO 64141-6955       redeemed, make sure to endorse them for transfer, have your signature on them guaranteed by your bank or another
                                    guarantor institution (as described in the section entitled
                                    "What Kind of Paperwork Is Involved in Selling Shares?") and
                                    include them with your request.
-------------------------------------------------------------------------------------------------
   IN PERSON
   DST Systems, Inc.
   811 Main                         Deliver your signed, written request (each owner, including
   Kansas City, MO 64105-2005       each joint owner, must sign) and any certificates (endorsed for transfer and signature guaranteed as described in the
                                    section entitled "What Kind of Paperwork Is Involved in
                                    Selling Shares?") to the address on the left.
-------------------------------------------------------------------------------------------------
   BY WIRE
                                    As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed below in the section entitled
                                    "What Kind of Paperwork Is Involved in Selling Shares?".

                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.

                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amounts.

                                    Wire Privileges may be modified or suspended at any time,
                                    and are not available for shares issued in certificate form.

                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.
-------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                 TO SELL SHARES

   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
     transfers of money to your     information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind of Paperwork Is Involved in Selling Shares?".

                                    Redemption orders may be placed by calling 800-346-2087.

                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.

         OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO
   AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
-----------------------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Kansas City office. Although the Fund itself imposes no charge when shares are redeemed, if you purchase shares through Bank of America or a Service Organization, they may charge a fee for providing certain services in connection with investments in Fund shares. The Company reserves the right to redeem accounts (other than IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED
IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY
REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. If you purchase shares by wire, you must file an Account Application before redemption requests can be honored.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the Fund, or of another load fund of the Company or Time Horizon Funds, within 90 days of your redemption trade date without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of the Fund are entitled to dividends arising from the net investment income and net realized gains, if any, earned on investments in the Portfolio which are allocable to the Fund. The Fund's net income is declared and paid as a dividend on a quarterly basis and net realized capital gains (if any) are distributed not more than twice each year. Dividends are paid within five business days after quarter end.

You will automatically receive dividends and capital gain distributions in additional shares without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From The Fund Be Invested In Other Pacific Horizon Funds?".

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent at P.O. Box 419955, Kansas City, MO 64141-6955. The election or revocation will become effective with respect to dividends paid after it is received by the Transfer Agent.

                              SHAREHOLDER SERVICES

PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUND IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

For details, contact the Fund's distributor at 800-332-3863. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and consult their tax advisers.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING FUND SHARES PURCHASED WITH A SALES LOAD FOR SHARES OF ANOTHER LOAD FUND OF THE COMPANY.

An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below regarding TeleTrade for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING
AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual and annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.

CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a nonretirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION
PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.
For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after 30 days' notice.

                            THE BUSINESS OF THE FUND

FUND MANAGEMENT

The business affairs of the Company are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company and about the Trustees and Officers of the Master Trust is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS
                              -------------------

                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Portfolio. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries.

In its advisory agreement, Bank of America has agreed to manage the Portfolio's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Portfolio's securities. The agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America. Bank of America may also employ a sub-adviser provided Bank of America remains fully responsible to the Portfolio for the acts and omissions of the sub-adviser.

The Asset Allocation Committee of Bank of America's Global Investment Management Division establishes general parameters for the selection of securities for the Portfolio. Robert Pyles, Director of Research and Senior Portfolio Manager of BofA Capital Management, Inc. (a wholly-owned subsidiary of Bank of America), and Steven L. Vielhaber are primarily responsible for the selection of particular securities for the equity and fixed-income portions, respectively, of the Portfolio. Mr. Pyles has been the Fund's manager since November 1994 and has been associated with Seattle-First National Bank, a wholly-owned subsidiary of Seafirst Corporation, which is controlled by BankAmerica Corporation (both of which are bank holding companies), since 1976. Mr. Pyles currently manages various common trust, employee benefit and individual accounts for Bank of America. Mr. Vielhaber has been the Fund's manager since April 1994 and has been employed by Bank of America since 1993. Prior thereto, Mr. Vielhaber had been Director of Fixed Income Marketing at Dimensional Fund Advisors since 1990, and Vice President and Manager of Investments at Gibraltar Savings from 1986 to 1990.

For the services provided and expenses assumed under the advisory agreement, Bank of America is entitled to receive a fee at the annual rate of 0.55% of the Portfolio's average daily net assets. This fee is higher than that paid by most other investment companies but is comparable to the fees paid by other investment companies with similar investment objectives and policies. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers"). During the fiscal year ended February 28, 1995, Bank of America waived its entire fee as investment advisor. In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan as described under "Plan Payments below," and may receive fees charged directly to their accounts in connection with investments in Fund shares.

                                 ADMINISTRATOR

Concord Holding Corporation ("Concord") serves as Administrator of the Fund and the Portfolio. Concord is a wholly-owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 W. 55th Street, New York, New York 10019.

Under its administration agreements with the Company and the Portfolio, Concord has agreed to: pay the costs of maintaining the offices of the Company and the Portfolio; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Fund, interestholders of the Portfolio and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain books and records of the Fund and the Portfolio; calculate the net asset value of the Fund and the Portfolio and dividends and capital gains distributions to shareholders; serve as dividend disbursing agent for the Portfolio; and generally assist in all aspects of the operations of the Fund and the Portfolio.

For its services as administrator, Concord is entitled to receive an administration fee from the Fund at the annual rate of 0.15% of the Fund's average daily net assets and an administration fee from the Portfolio at the annual rate of 0.05% of the Portfolio's average daily net assets. These amounts may be reduced pursuant to undertakings by Concord. (See the information below under "Fee Waivers"). During the fiscal year ended February 28, 1995, Concord waived its entire fee as administrator for both the Fund and the Portfolio.

Pursuant to the authority granted in its administration agreements, Concord has entered into agreements with PFPC, Inc. ("PFPC") under which PFPC, and an off-shore affiliate of PFPC, perform certain of the services listed above, e.g., calculating the net asset value of the Fund and the Portfolio, calculating dividends and capital gains distributions to shareholders, and maintaining the books and records of the Fund and the Portfolio. The Fund and the Portfolio bear all fees and expenses charged by PFPC for these services.

                                  DISTRIBUTOR

The Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is a wholly-owned subsidiary of Concord and is located at 125 W. 55th Street, New York, New York 10019.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, N.A., Broad and Chestnut Streets, Philadelphia, Pennsylvania, 19101 serves as the Custodian of the Fund and the Portfolio. DST Systems, Inc. is the transfer and dividend disburs-ing agent for the Fund and is located at 811 Main, Kansas City, MO 64105-2005.

FEE WAIVERS

Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services and the Fund and Portfolio bear the expenses incurred in their operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers as well as by certain expense limitations imposed by state securities regulators. Periodically, during the course of the Fund's fiscal year, Bank of America, Concord and/or the Distributor may choose not to receive fee payments and/or may assume certain Fund or Portfolio expenses. However, the service providers retain the ability to be reimbursed for these amounts by the Fund and Portfolio prior to fiscal year end and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time. These waivers and reimbursements would increase the Fund's yield when made but would decrease yields if the Fund were required to reimburse a service provider.

TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR REGULAR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUND.

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

During its most recent fiscal year the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and Management intends that the Fund will so qualify in future years as long as such qualification is in the best interest of the Fund's shareholders. As a result of this qualification, the Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code. The Fund intends to qualify for this special tax treatment as long as it is in the best interest of its shareholders. It is expected that the Portfolio will not be subject to Federal income taxes. The Portfolio intends to qualify as a partnership (or other pass-through entity) for federal income tax purposes. As such, the Portfolio is not subject to tax and the Fund will be treated for federal income tax purposes as recognizing its pro rata share of the Portfolio's income and deductions, and owning its pro rata share of the Portfolio's assets. The Fund's status as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership (or other pass-through entity) for federal income tax purposes.

Dividends (whether received in cash or additional shares) derived from ordinary income and/or the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income. The dividends received deduction allowed to corporations will apply to such dividends to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

Any dividend you receive comprised of the excess of net long-term capital gain over net short-term capital loss ("capital gain dividend") will be taxed as a long-term capital gain no matter how long you have held Fund shares. Such dividends are not eligible for the dividends received deduction allowed to corporations.

A dividend paid to a you by the Fund in January of a particular year will be deemed for tax purposes to have been received by you on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a specified date in October, November or December of that preceding year. If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable capital gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption, transfer or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares. It may be included in the tax basis of the new shares. If you had Fund shares for six months or less and during that time receive a capital gain dividend on those shares, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

STATE AND LOCAL TAXES

You should consult your tax adviser regarding state and local tax consequences which may differ from the federal tax consequences as described above.

MEASURING PERFORMANCE

THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of the Fund over a specified 30 day period.

Periodically, the Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) and yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return reflect the sales load charged by the Fund and assume dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares.

The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30 day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30 day or one month measuring period will be identified along with any yield quotation to which it relates.

The Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

For example, the Fund's total return may be compared to the Consumer Price Index or to data prepared by: Lipper Analytical Services, Inc.; Donoghue's Money Fund Report; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. The Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard &

Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

DESCRIPTION OF SHARES

The Company is a Maryland corporation that was organized on October 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO TWO HUNDRED BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of 100 million shares of Class O Common Stock representing interests in the Fund, and additional classes of shares representing interests in other investment portfolios of the Company. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class O Common Stock) into one or more series. For more information about the Company's other portfolios, contact the Company at the telephone number listed on the inside cover page.

Shares representing interests in the Fund are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the Fund on liquidation. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office has been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

PLAN PAYMENTS

THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICE PLAN (THE "PLAN") FOR THE FUND UNDER WHICH THE FUND PAYS THE DISTRIBUTOR FOR SHAREHOLDER SERVICING EXPENSES RELATED TO FUND SHARES.

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account desig-nations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the Fund's average daily net assets. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. During the fiscal year ended February 28, 1995, the Distributor waived all payments under the Plan.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

Banks may act as Service Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

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                       PACIFIC   HORIZON   MUTUAL   FUNDS

    COPAALL95P

                                                   ASSET ALLOCATION FUND

                                                         PROSPECTUS
                                                        July 1, 1995

                                                      NOT FDIC INSURED

PROSPECTUS

JULY 1, 1995

                                                  PACIFIC HORIZON BLUE CHIP FUND
                                                  A series of shares of Pacific
                                                          Horizon Funds, Inc.

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The PACIFIC HORIZON BLUE CHIP FUND (the "Fund") is a diversified mutual fund whose investment objective is long-term capital appreciation through investments in blue chip stocks. The Fund is offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company.

UNLIKE MOST OTHER INVESTMENT COMPANIES WHICH INVEST DIRECTLY IN PORTFOLIO SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A FUND OF AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THAT OF THE FUND. THE FUND WILL PURCHASE SHARES OF THE PORTFOLIO AT NET ASSET VALUE. THE NET ASSET VALUE OF THE FUND WILL RESPOND TO INCREASES AND DECREASES IN THE VALUE OF THE PORTFOLIO'S SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. SEE "OTHER INVESTMENT PRACTICES AND CONSIDERATIONS -- MASTER-FEEDER STRUCTURE" ON PAGE 8 FOR ADDITIONAL INFORMATION REGARDING THIS STRUCTURE.

Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Portfolio's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds.

This Prospectus describes concisely the information about the Fund and the Company that you should know before investing. Please read it carefully and retain it for future reference.

More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332- 3863. The Statement of Additional Information, as it may be revised from time to time, is dated July 1, 1995 and is incorporated by reference into this Prospectus.
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Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Fund involves investment risk, including the possible loss of principal.
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LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations in connection with the offer of the Fund's shares, other than as contained in this Prospectus and the Fund's official sales literature. Therefore, other information and representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.
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                                    CONTENTS

      EXPENSE SUMMARY                       2
      FINANCIAL HIGHLIGHTS                  3
      FUND INVESTMENTS                      4    INVESTMENT OBJECTIVE
                                            4    TYPES OF INVESTMENTS
                                            4    FUNDAMENTAL LIMITATIONS
                                            5    OTHER INVESTMENT PRACTICES AND CONSIDERATIONS
      SHAREHOLDER GUIDE                     9    HOW TO BUY SHARES
                                            9      What Is My Minimum Investment In The Fund?
                                            9      How Are Shares Priced?
                                           12      How Can I Buy Shares?
                                           14      What Price Will I Receive When I Buy Shares?
                                           15      What Else Should I Know To Make A Purchase?
                                           15    HOW TO SELL SHARES
                                           15      How Do I Redeem My Shares?
                                           17      What NAV Will I Receive For Shares I Want To Sell?
                                           17      What Kind of Paperwork Is Involved In Selling Shares?
                                           17      How Quickly Can I Receive My Redemption Proceeds?
                                           18      Do I Have Any Reinstatement Privileges After I Have
                                                   Redeemed Shares?
                                           18    DIVIDEND AND DISTRIBUTION POLICIES
      SHAREHOLDER SERVICES                 18    CAN I USE THE FUND IN MY RETIREMENT PLAN?
                                           19    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                                 ANOTHER?
                                           19    WHAT IS TELETRADE?
                                           20    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON
                                                 A REGULAR BASIS?
                                           20    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I
                                                 IMPLEMENT IT?
                                           20    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                           20    CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER
                                                 FUNDS?
                                           21    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?
      THE BUSINESS OF THE FUND             21    FUND MANAGEMENT
                                           21      Service Providers
                                           23    TAX INFORMATION
                                           24    MEASURING PERFORMANCE
                                           24    DESCRIPTION OF SHARES
                                           25    PLAN PAYMENTS
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          125 West 55th Street                    555 California Street
          New York, NY 10019                      San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES include payments by the Fund and payments by the Portfolio which are allocable to the Fund. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, shareholder servicing, accounting and other services.

At right is a summary of the shareholder transaction expenses imposed by the Fund and its operating expenses (including the operating expenses of the Portfolio which are allocable to the Fund) expected to be incurred during the current fiscal year. This information has been restated to assume that current fees had been in effect during the previous fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

 SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                            4.50%
 Sales Load Imposed on Reinvested
   Dividends                                   None
 Deferred Sales Load                           None
 Redemption Fees                               None
 Exchange Fee                                  None
 ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
 Management Fees
   (After Fee Waivers)                        0.15%
 All Other Expenses
   (After Expense Reimbursements)             0.75%
                                             ------
   Shareholder Service Payments
     (After Fee Waivers)              0.00%
   Other Expenses
     (After Expense Reimbursements)   0.75%
 Total Fund Operating Expenses        -----
   (After Fee Waivers and
   Expense Reimbursements)                    0.90%
                                             =======

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EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those      After 1 Year  :  $54
stated above. For every $1,000 you invest, here's how much you would have paid in total   After 3 Years :  $72
expenses if you closed your account after the number of years indicated:                  After 5 Years :  $93
                                                                                          After 10 Years: $151

Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.
--------------------------------------------------------------------------------

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

Management fees (without waivers) consist of:

- an investment advisory fee payable at the annual rate of 0.75% of the Portfolio's average daily net assets; and

- an administration fee payable at the annual rate of 0.15% of the Fund's average daily net assets and 0.05% of the Portfolio's average daily net assets.

Without fee waivers a shareholder service payment is made in the amount of 0.25% of the Fund's average daily net assets. As indicated in the table above, however, Management intends to waive fees and reimburse certain Other Expenses on behalf of the Fund so that Total Operating Expenses do not exceed 0.90%. Absent these fee waivers and reimbursements, the estimated Total Operating Expenses would be 4.55% of the Fund's average daily net assets.

For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Fund" and "Plan Payments" in this Prospectus.

The Board of Directors of the Company believes that the aggregate per share expenses of the Fund and the Portfolio in which the Fund's assets are invested will be less than or approximately equal to the expenses which the Fund would incur if the Company retained the services of an investment adviser for the Fund and the assets of the Fund were invested directly in the type of securities held by the Portfolio. Further, the Directors believe that the shareholders of the Fund will participate in the ownership of a larger portfolio of securities than could be achieved directly by the Fund.

FINANCIAL HIGHLIGHTS

The table below shows certain information concerning the investment results for the Fund for the periods indicated. The information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants which are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling 800-332-3863.

                                                                                     FOR THE
                                                                                     PERIOD
                                                                                     JANUARY
                                                                                       13,
                                                                                      1994
                                                                                     (COMMENCEMENT
                                                             FOR THE                   OF
                                                              YEAR                   OPERATIONS)
                                                              ENDED                  THROUGH
                                                             FEBRUARY                FEBRUARY
                                                             28, 1995                28, 1994
                                                             -------                 -------
Net asset value per share, beginning of period........       $ 14.97                 $ 15.00
                                                             -------                 -------
Income From Investment Operations:
  Net investment income...............................          0.31                    0.02
  Net realized and unrealized gain (loss) on
     securities.......................................          0.80                   (0.05)
                                                             -------                 -------
  Total gain (loss) from investment operations........          1.11                   (0.03)
Less Dividends:
  Dividends from net investment income................         (0.27)                     --
                                                             -------                 -------
Net change in net asset value.........................          0.84                   (0.03)
                                                             -------                 -------
Net asset value per share, end of period..............       $ 15.81                 $ 14.97
                                                              ======                  ======
Total Return*.........................................          7.60%                  (0.20)%
Ratios/Supplemental Data:
  Net assets, end of period (000).....................       $ 6,002                 $ 1,180
  Ratio of expenses to average net assets**...........          0.00%                   0.00%+
  Ratio of net investment income to average**
     net assets.......................................          2.46%                   2.92%+

---------------
 * The total returns listed are not annualized for the period ended February 28, 1994, and do not include the effect of the maximum 4.50% sales charge.
** Reflects the Fund's proportionate share of the Portfolio's expenses, the Portfolio's fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and fee waivers and expense reimbursements by the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 6.32% and 55.00% (annualized) for the periods ended February 28, 1995 and February 28, 1994, respectively.
 + Annualized.

                                FUND INVESTMENTS

THE PACIFIC HORIZON BLUE CHIP FUND SEEKS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN BLUE CHIP STOCKS. THE FUND MAY BE APPROPRIATE FOR INVESTORS WHO WANT THE POTENTIAL FOR CAPITAL APPRECIATION OVER THE LONG-TERM.

           ---------------------------------------------------------

                              INVESTMENT OBJECTIVE

THE OBJECTIVE OF THE FUND IS TO PROVIDE INVESTORS WITH LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN BLUE CHIP STOCKS. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO. THE PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. WHILE THE PORTFOLIO STRIVES TO ATTAIN ITS INVESTMENT OBJECTIVE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

SINCE THE INVESTMENT CHARACTERISTICS OF THE FUND WILL CORRESPOND TO THOSE OF THE PORTFOLIO, THE FOLLOWING IS A DISCUSSION OF THE VARIOUS INVESTMENTS OF AND TECHNIQUES EMPLOYED BY THE PORTFOLIO.

           ---------------------------------------------------------

TYPES OF INVESTMENTS

IN GENERAL. The Portfolio is a diversified portfolio which will invest substantially all of its assets in stocks included in either the Dow Jones Industrial Average or the Standard and Poor's 500 Index. The Portfolio will hold approximately 100 stocks. The Portfolio expects that under normal market conditions at least 80% of its assets will be invested in blue chip stocks and the other 20% may be invested in cash equivalent securities.

Cash equivalents are the following short-term interest bearing instruments: obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, foreign government securities, and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-2 by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Co. ("D&P") and Fitch Investor Services, Inc. ("Fitch").

The Portfolio may also make other investments as described more fully below under "Other Investment Practices and Considerations."

FUNDAMENTAL LIMITATIONS

The investment objective of the Fund and the Portfolio may not be changed without a vote by the holders of a majority of the outstanding shares of the Fund or of the outstanding interests of the Portfolio, respectively. Policies requiring such a vote to effect a change are known as "fundamental." A number of the other fundamental investment limitations are summarized below. Neither the Fund nor the Portfolio may:

(1) Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

(2) Make loans to other persons, except that it may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of its net assets, and may purchase bonds, deben-tures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of its total assets, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of its total assets; or

(3) Purchase or sell commodities contracts, except that it may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of its total net assets, and (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of its total assets.

If a percentage restriction is satisfied at the time of investment, a later increase or decrease in percentage resulting from a change in values will not constitute a violation of that restriction.

A list of additional fundamental investment limitations is set out in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES AND
CONSIDERATIONS

OPTIONS. The Portfolio may purchase put and call options on listed securities and stock indexes so long as the aggregate premiums paid for options does not exceed 2% of the net assets of the Portfolio (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect the Portfolio's securities in expectation of a declining market, and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. The Portfolio may not write put options but may write fully covered call options as long as the Portfolio remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Portfolio. For additional information relating to option trading practices, including particular risks thereof, see the Statement of Additional Information.

FUTURES. The Portfolio may purchase and sell stock index futures contracts (as well as purchase related options) as a hedge against changes resulting from market conditions in the values of the securities held by the Portfolio or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio.

A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made. The Portfolio may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by the Portfolio under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Portfolio on its open futures options positions, does not exceed 5% of the Portfolio's total assets, after taking into account any unrealized profits and losses on the Portfolio's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.

Successful use of futures contracts by the Portfolio is subject to Bank of America's ability to predict correctly movements in the direction of the stock market. There are several risks in connection with the use of futures contracts by the Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, the Portfolio involved will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge. It is also possible that, where the Portfolio has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures contracts, a correct forecast of general market trends by Bank of America may still not result in a successful hedging transaction over a short time frame.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures contracts. Although the Portfolio intends to purchase or sell futures contracts only on exchanges where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

For a more detailed description of futures contracts and options and the costs and risks related to such instruments, see the Statement of Additional Information.

SHORT-TERM OBLIGATIONS. Subject to the investment policies stated above, the Portfolio may invest in short-term obligations such as variable and floating rate instruments, including master demand notes. Although payable on demand by the Portfolio, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay, which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P, (c) are backed by a bank letter of credit or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b).

INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash position, the Portfolio may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). No more than 10% of the value of the Portfolio's total assets will be invested in securities of other investment companies, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

REPURCHASE AGREEMENTS. The Portfolio may also enter into repurchase agreements. Under these agreements, the Portfolio will acquire securities from either a bank which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or a registered broker-dealer, and the seller agrees to repurchase them within a specified time at a fixed price (equal to the purchase price plus interest). Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act"). Repurchase agreements maturing in more than seven days will not exceed 10% of the value of the total assets of the Portfolio. Repurchase agreements will be entered into only for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper, and either the Portfolio's custodian or its agent will have physical possession of the securities or the securities will be transferred to the Portfolio's custodian, by appropriate entry in the Federal Reserve Bank's records and, in either case, will be maintained in a segregated account.

Bank of America will monitor the value of securities acquired under repurchase agreements to ensure that the value of such securities will always equal or exceed the repurchase price under the repurchase agreement. If the other party to a repurchase agreement defaults, the Portfolio might incur a loss if the value of the securities securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the securities by the Portfolio may be delayed or denied.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. Under these arrangements, the Portfolio will sell a security held by the Portfolio to either a bank which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or a registered broker-dealer, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares.

SECURITIES LENDING. In order to earn additional income, the Portfolio may lend its portfolio securities to broker-dealers that Bank of America considers to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Company or the Portfolio. If the broker-dealer should become bankrupt, however, the Portfolio could experience delays in recovering its securities. A securities loan will only be made when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by the Portfolio exceeds 10% of its total assets. Securities loans will be fully collateralized.

PORTFOLIO TRANSACTIONS. Investment decisions for the Portfolio are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Portfolio. When a purchase or sale of the same security is made at substantially the same time on behalf of the Portfolio and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold by the Portfolio.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the Portfolio are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. Short-term capital gains realized from securities transactions are taxable to shareholders as ordinary income. In addition, high portfolio turnover rates can result in corresponding increases in brokerage commissions and other transaction costs.

MASTER-FEEDER STRUCTURE. The Fund is an open-end investment portfolio that seeks to achieve its investment objective by investing all of its investable assets in the Portfolio which has the same investment objective. The Fund may withdraw its investment in the Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Fund to do so. Upon such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. See "Expense Summary," "Fund Investments" and "Fund Management" for a description of this investment objective and the investment policies, restrictions, management and expenses of the Fund and the Portfolio.

The Portfolio is a separate series of Master Investment Trust, Series I (the "Master Trust"), which is organized as a business trust under the laws of Delaware. The Fund and other entities that may invest in the Portfolio from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. As stated above, the investment objective of the Fund and the Portfolio is a fundamental policy and may not be changed, in the case of the Fund, without the vote of its shareholders or, in the case of the Portfolio, without the vote of its interestholders. Whenever the Fund is requested to vote on matters pertaining to the investment objective or a fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote in the same proportion as the votes cast by the Fund's shareholders. The Fund will vote any shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. As with any mutual fund, other investors in the Portfolio could control the results of voting at the Portfolio level in certain instances (e.g. a change in fundamental policies by the Portfolio which was not approved by the Fund's shareholders). This could result in the Fund's withdrawal of its investment in the Portfolio, and in increased costs and expenses for the Fund. Further, the withdrawal of other entities that may from time to time invest in the Portfolio could have an adverse effect on the performance of the Portfolio and the Fund, such as decreased economies of scale and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in the Portfolio will cause the Portfolio to terminate automatically in 120 days unless the Fund and any other investors in the Portfolio unanimously agree to continue the business of the Portfolio.

As the Fund is required to submit such matters to a vote of its shareholders, it will be required to incur the expenses of shareholder meetings in connection with such withdrawals. If unanimous agreement is not reached to continue the Portfolio, the Board of Directors of the Company would need to consider alternative arrangements for the Fund, such as those described above. The policy of the Fund, and other similar investment companies, to invest their investable assets in trusts such as the Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

There may also be other investment companies through which you can invest in the Portfolio which may have higher or lower fees and expenses than those of the Fund and which may therefore have different performance results than the Fund. Information concerning whether an investment in the Portfolio may be available through another entity investing in the Portfolio may be obtained by calling 800-332-3863.

                               SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below.
---------------------------------------------------------
                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                              INITIAL     SUBSEQUENT
                              INVESTMENT  INVESTMENT
                              -------    -------------
  Regular Account             $   500*        $50
  Automatic Investment Plan   $    50         $50
  IRAs, SEP-IRAs
    (one participant)         $   500     No minimum
  Spousal IRAs**              $   250     No minimum
  SEP-IRAs
    (more than one
    participant)              $ 2,500     No minimum

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000.

 ** A regular IRA must be opened in conjunction with this account.
---------------------------------------------------------

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon the Fund's net asset value per share plus a front-end sales load. The Fund calculates its net asset value ("NAV") as follows:

           (Value of Fund Assets) - (Fund Liabilities)
NAV =  ----------------------------------------------------
                 Number of Outstanding Shares

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

The Portfolio's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Portfolio pursuant to procedures adopted by the Portfolio's Board of Trustees. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For voice recorded price and yield information call (800) 227-1545.

  SALES LOAD. The front-end sales load for the Fund begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:
---------------------------------------------------------

                                              DEALER'S
                          AS A % OF           REALLOWANCE
                        --------------        AS A
                                  NET         % OF
      AMOUNT OF         OFFERING  ASSET       OFFERING
     TRANSACTION        PRICE     VALUE       PRICE*
  -----------------     ----      ----        ----
  Less than
    $100,000            4.50      4.71        4.00
  $100,000 but less
    than $250,000       3.75      3.90        3.35
  $250,000 but less
    than $500,000       2.50      2.56        2.20
  $500,000 but less
    than $750,000       2.00      2.04        1.75
  $750,000 but less
    than $3,000,000     1.00      1.01        0.90
  $3,000,000 or
    more                0.00      0.00        0.00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.
---------------------------------------------------------

  WHEN NO SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Fund's administrator;

- employer-sponsored employee pension or retirement plans making direct investments in the Fund;

- any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account);

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administrated by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) before April 20, 1987, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund, so long as your account remains open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:

- members of the Company's Board of Directors;

- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses and minor children, as well as members of the Board of

  Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations; and

- former full-time employees (and retirees) of Security Pacific Corporation (or any of its subsidiaries) and the surviving spouses and minor children of such employees (and retirees), provided they were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as their account remains open on the Company's books.

  RIGHTS OF ACCUMULATION. When buying shares in Pacific Horizon Funds, your current aggregate investment determines the sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon Fund, or for like shares of any investment portfolio (a "Time Horizon Fund") of Time Horizon Funds, an open-end investment company managed by an affiliate of Bank of America, on which you paid a sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor) must notify the Fund's transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own shares of the Fund, the Pacific Horizon California Tax-Exempt Bond Fund, the Pacific Horizon U.S. Government Securities Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase shares of the Fund with a current value of $10,000, the load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

  LETTER OF INTENT. You may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $100,000 or more in shares of any Pacific Horizon Fund or any Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. Shares purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company or Time Horizon Funds to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company or Time Horizon Funds, as applicable, holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                               TO BUY SHARES

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
                  THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
                  (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions.                   instructions.
--------------------------------------------------------------------------------------------------------
                                        THROUGH THE DISTRIBUTOR
               (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
    Pacific Horizon Funds, Inc.        Complete Account Application    Mail all subsequent
    c/o DST Systems, Inc.              and mail it with a check        investments to:
    P.O. Box 419955                    (payable to Pacific Horizon
    Kansas City, MO 64141-6955         Blue Chip Fund) to the          Pacific Horizon Funds, Inc.
                                       address on the left.            c/o DST Systems, Inc.
                                                                       P.O. Box 419940
                                                                       Kansas City, MO 64173-0298
--------------------------------------------------------------------------------------------------------
    IN PERSON
    DST Systems, Inc.                  Deliver Account Application     Deliver your payment directly
    811 Main                           and your payment directly to    to the address on the left.
    Kansas City, MO 64105-2005         the address on the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE
    United Missouri Bank of            Instruct your bank to           Instruct your bank to
    Kansas City, N.A.                  transmit immediately            transmit immediately
    10th and Grand                     available funds, for purchase   available funds as described
    Kansas City, MO 64106              of Fund shares in your name.    at left, except that the wire
    ABA No. 1010-0069-5                                                should indicate that you are
    Pacific Horizon Funds, Inc.        Be sure to have your bank       making a subsequent purchase
    Blue Chip Fund                     indicate your name, address     as opposed to opening a new
    DDA #98-7037-107-3                 and tax identification          account.
                                       number, the name of the Fund
                                       and the fact that a new         Be sure to include your name
                                       account is being opened.        and your Fund account number.

                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

                                       You may contact the Fund's transfer agent at 800-346-2087 for further information regarding wiring instructions.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                             TO BUY SHARES

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges apply      Purchases may be made in the
    (a service permitting transfers    automatically, although the     minimum amount of $500 and
    of money from your                 Privilege may not be used to    the maximum amount of $50,000
    checking, NOW or bank              make an initial purchase. If    per transaction as soon as
    money market account)              you do not wish to have the     appropriate information
                                       TeleTrade Privileges you must   regarding your bank account
                                       indicate that fact on the       has been established on your
                                       Account Application or in a     Fund account. This
                                       subsequent written notice to    information may be provided
                                       the Fund's transfer agent.      on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares."

                                                                       Call 800-346-2087 to make
                                                                       your purchase.

            You should refer to the "Shareholder Services" section for additional important information about the TeleTrade Privilege.

     YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
        PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR
                               MORE INFORMATION.
--------------------------------------------------------------------------------

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's transfer agent, DST Systems, Inc. (the "Transfer Agent"), at its Kansas City office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of its business day (normally 5:15 p.m. Eastern time). Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of its business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by

4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening your account.

If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The Fund imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your Broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

   ---------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------
                                             TO SELL SHARES

                 THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
                   (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)

                                 Contact them directly for instructions.
   ---------------------------------------------------------------------------------------------
                                         THROUGH THE DISTRIBUTOR
                      (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon Blue Chip Fund   Send a signed, written request (each owner, including each
   c/o DST Systems, Inc.            joint owner, must sign) to the Transfer Agent.
   P.O. Box 419955
   Kansas City, MO 64141-6955       If you hold stock certificates for the shares being
                                    redeemed, make sure to endorse them for transfer, have your signature on them guaranteed by your bank or another
                                    guarantor institution (as described in the section entitled
                                    "What Kind Of Paperwork Is Involved In Selling Shares?") and
                                    include them with your request.
   ---------------------------------------------------------------------------------------------
   IN PERSON
   DST Systems, Inc.
   811 Main                         Deliver your signed, written request (each owner, including
   Kansas City, MO 64105-2005       each joint owner, must sign) and any certificates (endorsed for transfer and signature guaranteed as described in the
                                    section entitled "What Kind Of Paperwork Is Involved In
                                    Selling Shares?") to the address on the left.
   ---------------------------------------------------------------------------------------------
   BY WIRE                          As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?".

                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.

                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.

                                    Wire Privileges may be modified or suspended at any time,
                                    and are not available for shares issued in certificate form.

                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.
   ---------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------
                                                 TO SELL SHARES
   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
   transfers of money to your       information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?".

                                    Redemption orders may be placed by calling 800-346-2087.

                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.

   OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS,
     ARE ALSO AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER
                        SERVICES" FOR MORE INFORMATION.

--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES I WANT
TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Kansas City office. Although the Fund itself imposes no charge when shares are redeemed, if you purchase shares through Bank of America or a Service Organization, they may charge a fee for providing certain services in connection with investments in Fund shares. The Company reserves the right to redeem accounts (other than IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED IN
SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or

TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. If you purchase shares by wire, you must file an Account Application before redemption requests can be honored.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the Fund, or of another load fund of the Company or Time Horizon Funds, within 90 days of your redemption trade date without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of the Fund are entitled to dividends arising from the net investment income and net realized gains, if any, earned on investments in the Portfolio which are allocable to the Fund. The Fund's net income is declared and paid as a dividend on a quarterly basis and net realized capital gains (if any) are distributed not more than twice each year. Dividends are paid within five business days after quarter end.

You will automatically receive dividends and capital gain distributions in additional shares without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From The Fund Be Invested In Other Pacific Horizon Funds?".

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent at P.O. Box 419955, Kansas City, MO 64141-6955. The election or revocation will become effective with respect to dividends paid after it is received by the Transfer Agent.

                              SHAREHOLDER SERVICES

PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUND IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

For details, contact the Fund's distributor at 800-332-3863. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and consult their tax advisers.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING FUND SHARES PURCHASED WITH A SALES LOAD FOR SHARES OF ANOTHER LOAD FUND OF THE COMPANY.

An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below regarding TeleTrade for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemption requests), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service
fee upon notice to shareholders. No such fee currently is    contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC
INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual and annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.

CAN MY DIVIDENDS FROM THE FUND BE
INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the

Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN
AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after 30 days' notice.

                            THE BUSINESS OF THE FUND

FUND MANAGEMENT

The business affairs of the Company are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company and about the Trustees and Officers of the Master Trust is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS
                              -------------------
                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Portfolio. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries.

In its advisory agreement, Bank of America has agreed to manage the Portfolio's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Portfolio's securities. The agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America. Bank of America may also employ a sub-adviser provided Bank of America remains fully responsible to the Portfolio for the acts and omissions of the sub-adviser.

Bank of America Illinois' Equity Management Team is responsible for the day-to-day investment activities of the Portfolio. The team is headed by James Miller, Executive Vice President and Chief Investment Officer of BofA Illinois Investment Management (a wholly-owned subsidiary of Bank of

America). Mr. Miller has been the Fund's manager since May 1995 and has been associated with BofA Illinois Investment Management (and its predecessor Continental Bank) since 1988. Mr. Miller is a Chartered Financial Analyst, a member of the Association of Investment Management and Research, and a former director of the Investment Analysts Society of Chicago.

For the services provided and expenses assumed under the advisory agreement, Bank of America is entitled to receive a fee at the annual rate of 0.75% of the Portfolio's average daily net assets. This fee is higher than that paid by most other investment companies but is comparable to the fees paid by other investment companies with similar investment objectives and policies. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers.") During the fiscal year ended February 28, 1995, Bank of America waived its entire fee as investment advisor. In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan as described under "Plan Payments," and may receive fees charged directly to their accounts in connection with investments in Fund shares.

                                 ADMINISTRATOR

Concord Holding Corporation ("Concord") serves as Administrator of the Fund and the Portfolio. Concord is a wholly owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 W. 55th Street, New York, New York 10019.

Under its administration agreements with the Company and the Portfolio, Concord has agreed to: pay the costs of maintaining the offices of the Company and the Portfolio; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Fund, interestholders of the Portfolio and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain books and records of the Fund and the Portfolio; calculate the net asset value of the Fund and the Portfolio and dividends and capital gains distributions to shareholders; serve as dividend disbursing agent for the Portfolio; and generally assist in all aspects of the operations of the Fund and the Portfolio.

For its services as administrator, Concord is entitled to receive an administration fee from the Fund at the annual rate of 0.15% of the Fund's average daily net assets and an administration fee from the Portfolio at the annual rate of 0.05% of the Portfolio's average daily net assets. These amounts may be reduced pursuant to undertakings by Concord. (See the information below under "Fee Waivers.") During the fiscal year ended February 28, 1995, Concord waived its entire fee as administrator for both the Fund and the Portfolio.

Pursuant to the authority granted in its administration agreements, Concord has entered into agreements with PFPC, Inc. ("PFPC") under which PFPC, and an off-shore affiliate of PFPC, perform certain of the services listed above, e.g., calculating the net asset value of the Fund and the Portfolio, calculating dividends and capital gains distributions to shareholders, and maintaining the books and records of the Fund and the Portfolio. The Fund and the Portfolio bear all fees and expenses charged by PFPC for these services.

                                  DISTRIBUTOR

The Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is a wholly-owned subsidiary of Concord and is located at 125 W. 55th Street, New York, New York 10019.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, N.A., Broad and Chestnut Streets, Philadelphia, Pennsylvania, 19101 serves as the Custodian of the Fund and the Portfolio. DST Systems, Inc. is the transfer and dividend disbursing agent for the Fund and is located at 811 Main, Kansas City, MO 64105-2005.

FEE WAIVERS

Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services and the Fund and Portfolio bear the expenses incurred in their operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers as well as by certain expense limitations imposed by state securities regulators. Periodically, during the course of the Fund's fiscal year, Bank of America, Concord and/or the Distributor may choose not to receive fee payments and/or may assume certain Fund or Portfolio expenses. However, the service providers retain the ability to be reimbursed for these amounts by the Fund and Portfolio prior to fiscal year end and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time.

TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUND.

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

During its most recent fiscal year the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and Management intends that the Fund will so qualify in future years as long as such qualification is in the best interest of the Fund's shareholders. As a result of this qualification, the Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code. The Fund intends to qualify for this special tax treatment as long as it is in the best interest of its shareholders. It is expected that the Portfolio will not be subject to federal income taxes. The Portfolio intends to qualify as a partnership (or other pass-through entity) for federal income tax purposes. As such, the Portfolio is not subject to tax and the Fund will be treated for federal income tax purposes as recognizing its pro rata share of the Portfolio's income and deductions, and owning its pro rata share of the Portfolio's assets. The Fund's status as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership (or other pass-through entity) for federal income tax purposes.

Dividends (whether received in cash or additional shares) derived from ordinary income and/or the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income. The dividends received deduction allowed to corporations will apply to such dividends to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

Any dividend you receive comprised of the excess of net long-term capital gain over net short-term capital loss ("capital gain dividend") will be taxed as a long-term capital gain no matter how long you have held Fund shares. Such dividends are not eligible for the dividends received deduction allowed to corporations.

A dividend paid to you by the Fund in January of a particular year will be deemed for tax purposes to have been received by you on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a specified date in October, November or December of that preceding year. If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable capital gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares. It may be included in the tax basis of the new shares. If you had Fund shares for six months or less and during that time receive a capital gain dividend on those shares, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

STATE AND LOCAL TAXES

You should consult your tax adviser regarding state and local tax consequences which may differ from the federal tax consequences as described above.

MEASURING PERFORMANCE

THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured.

Periodically, the Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return reflect the sales load charged by the Fund and assume dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares.

The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund may compare its total return to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

For example, the Fund's total return may be compared to the Consumer Price Index or to data prepared by: Lipper Analytical Services, Inc.; Donoghue's Money Fund Report; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. The Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

DESCRIPTION OF SHARES

The Company is a Maryland corporation that was organized on October 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO TWO HUNDRED BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of 100 million shares of Class N Common Stock representing interests in the Fund; and additional classes of shares representing interests in other investment portfolios of the Company. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class N Common Stock) into one or more series. For more information about the Company's other portfolios, contact the Company at the telephone number listed on the inside cover page.

Shares representing interests in the Fund are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the Fund on liquidation. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office has been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

PLAN PAYMENTS

THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICE PLAN (THE "PLAN") FOR THE FUND UNDER WHICH THE FUND PAYS THE DISTRIBUTOR FOR SHAREHOLDER SERVICING EXPENSES RELATED TO FUND SHARES.

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the Fund's average daily net assets. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. During the fiscal year ended February 28, 1995, the Distributor waived all payments under the Plan.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

Banks may act as Service Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

--------------------------------------------------------------------------------
                       PACIFIC   HORIZON   MUTUAL   FUNDS

    COPBLCP95P

                                                       BLUE CHIP FUND

                                                         PROSPECTUS
                                                        July 1, 1995

                                                      NOT FDIC INSURED

PROSPECTUS

JULY 1, 1995

                                             PACIFIC HORIZON CORPORATE BOND FUND
                                         A series of shares of Pacific Horizon
                                                          Funds, Inc.

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The PACIFIC HORIZON CORPORATE BOND FUND (the "Fund") is a diversified mutual fund whose investment objective is to provide investors with high current income consistent with reasonable investment risk. The Fund seeks its objective through investment primarily in a diversified portfolio of investment grade corporate debt securities although it may invest a portion of its assets in other types of securities and money market instruments. The Fund is offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company.

UNLIKE MOST OTHER INVESTMENT COMPANIES WHICH INVEST DIRECTLY IN PORTFOLIO SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL ITS INVESTABLE ASSETS IN A FUND OF AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THAT OF THE FUND. THE FUND WILL PURCHASE SHARES OF THE PORTFOLIO AT NET ASSET VALUE. THE NET ASSET VALUE OF THE FUND WILL RESPOND TO INCREASES AND DECREASES IN THE VALUE OF THE PORTFOLIO'S SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. SEE "OTHER INVESTMENT PRACTICES AND CONSIDERATIONS-- MASTER-FEEDER STRUCTURE" ON PAGE 12 FOR ADDITIONAL INFORMATION REGARDING THIS STRUCTURE.

Bank of America National Trust and Savings Association ("Bank of America" or the "investment advisor") serves as the Portfolio's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds.

The Fund may be suited for investors looking for high current income who are willing to accept some price and yield fluctuations.

This Prospectus describes concisely the information about the Fund and the Company that you should know before investing. Please read it carefully and retain it for future reference.

More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated July 1, 1995 and is incorporated by reference into this Prospectus.
--------------------------------------------------------------------------------

Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Fund involves investment risk, including the possible loss of principal.
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations in connection with the offer of the Fund's shares, other than as contained in this Prospectus and the Fund's official sales literature. Therefore, other information and representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.
--------------------------------------------------------------------------------

                                    CONTENTS

      EXPENSE SUMMARY                        2
      FINANCIAL HIGHLIGHTS                   4
      FUND INVESTMENTS                       5    INVESTMENT OBJECTIVE
                                             5    TYPES OF INVESTMENTS
                                             6    FUNDAMENTAL LIMITATIONS
                                             8    OTHER INVESTMENT PRACTICES AND CONSIDERATIONS
      SHAREHOLDER GUIDE                     14    HOW TO BUY SHARES
                                            14      What Is My Minimum Investment In The Fund?
                                            14      How Are Shares Priced?
                                            16      How Can I Buy Shares?
                                            18      What Price Will I Receive When I Buy Shares?
                                            19      What Else Should I Know To Make A Purchase?
                                            19    HOW TO SELL SHARES
                                            19      How Do I Redeem My Shares?
                                            21      What NAV Will I Receive For Shares I Want To Sell?
                                            22      What Kind of Paperwork Is Involved In Selling
                                                      Shares?
                                            22      How Quickly Can I Receive My Redemption Proceeds?
                                            22      Do I Have Any Reinstatement Privileges After I Have
                                                      Redeemed Shares?
                                            22    DIVIDEND AND DISTRIBUTION POLICIES
      SHAREHOLDER SERVICES                  23    CAN I USE THE FUND IN MY RETIREMENT PLAN?
                                            23    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                                  ANOTHER?
                                            24    WHAT IS TELETRADE?
                                            24    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON
                                                  A REGULAR BASIS?
                                            24    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I
                                                  IMPLEMENT IT?
                                            25    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                            25    CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER
                                                  FUNDS?
                                            25    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?
      THE BUSINESS OF THE FUND              25    FUND MANAGEMENT
                                            26      Expenses
                                            26      Service Providers
                                            28    TAX INFORMATION
                                            29    MEASURING PERFORMANCE
                                            30    DESCRIPTION OF SHARES
                                            30    PLAN PAYMENTS
      APPENDIX A                           A-1
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          125 West 55th Street                    555 California Street
          New York, NY 10019                      San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES include payments by the Fund and payments by the Portfolio which are allocable to the Fund. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, shareholder servicing, accounting and other services.

At right is a summary of the shareholder transaction expenses imposed by the Fund and its operating expenses (including the operating expenses of the Portfolio which are allocable to the Fund) expected to be incurred during the current fiscal year. This information has been restated to assume that current fees had been in effect during the previous fiscal period. Actual expenses may vary. A hypothetical example based on the summary is also shown. Expenses are based upon expected costs for the Fund and Portfolio which will differ from the historical costs of the Predecessor Fund as a result of the change in organization from a closed-end to an open-end Fund.

     SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                      4.50%
 Sales Load Imposed on Reinvested
   Dividends                             None
 Deferred Sales Load                     None
 Redemption Fees                         None
 Exchange Fee                            None
          ANNUAL FUND OPERATING EXPENSES
     (as a percentage of average net assets)
 Management Fees
   (After Fee Waivers)                  0.04%
 All Other Expenses (After Expense
   Reimbursements)                      1.32%
                                       ------
   Shareholder Service Payments 0.02%
   (After Fee Waivers)
   Other Expenses (After
     Expense Reimbursements)    1.30%
 Total Operating Expenses       -----
   (After Fee Waivers
   and Expense
   Reimbursements)                      1.36%
                                       ======

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EXAMPLE: Assume the annual return is 5% and its operating expenses are the     After 1 Year  :  $58
same as those stated above. For every $1,000 you invest, here's how much you   After 3 Years :  $86
would have paid in total expenses if you closed your account after the         After 5 Years : $116
number of years indicated:                                                     After 10 Years: $201

Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.
--------------------------------------------------------------------------------

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

Management fees (without waivers) consist of:

- an investment advisory fee payable at the annual rate of 0.45% of the Portfolio's average daily net assets; and

- an administration fee payable at the annual rate of 0.15% of the Fund's average daily net assets and 0.05% of the Portfolio's average daily net assets.

Without fee waivers a shareholder service payment is made in the amount of 0.25% of the Fund's average daily net assets. The summary and example reflect waivers of a portion of the advisory, administration and shareholder service payments. Absent fee waivers total estimated operating expenses would be 2.20% of the Fund's average daily net assets.

For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Fund" and "Plan Payments" in this Prospectus.

The Board of Directors of the Company believes that the aggregate per share expenses of the Fund and the Portfolio in which the Fund's assets are invested will be less than or approximately equal to the expenses which the Fund would incur if the Company retained the services of an investment adviser for the Fund and the assets of the Fund were invested directly in the type of securities held by the Portfolio. There can be no assurance, however, that such will be the case or that any economies of scale that might occur if other investors acquire shares of the Portfolio will be realized, inasmuch as the Company is not aware of any other potential investor in the Portfolio.

FINANCIAL HIGHLIGHTS

The Fund commenced operations in 1973 as a diversified, closed-end management investment company (that is, as an investment company with non-redeemable shares) known as Bunker Hill Income Securities, Inc. (the "Predecessor Fund"). Following its initial public sale of common shares in 1973, the Predecessor Fund did not regularly issue additional common shares except in connection with dividend reinvestments. On April 25, 1994, the Predecessor Fund was reorganized as a new open-end portfolio of the Company and, in connection with the reorganization, all of the assets and liabilities of the Predecessor Fund were transferred to the Portfolio. The Predecessor Fund received investment advisory services from Bank of America.

The Financial Highlights table below shows certain financial information of the Pacific Horizon Corporate Bond Fund. The information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.
The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants thereon which are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained free of charge by calling 800-332-3863.

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                                                                   YEAR ENDED SEPTEMBER 30
                                  ------------------------------------------------------------------------------------------
                                  FOR THE
                                   PERIOD
                                  10/1/94
                                  THROUGH
                                  2/28/95          1994*         1993++       1992++       1991++       1990++       1989++
                                  --------        --------      --------     --------     --------     --------     --------
Net asset value, beginning of
 period........................   $  14.86        $  16.94      $  16.12     $  15.22     $  14.79     $  17.02     $  17.56
                                  --------        --------      --------     --------     --------     --------     --------
Income From Investment
 Operations:
 Net investment income.........   0.45....            1.58          1.34         1.48         1.68         1.85         1.98
 Net realized and unrealized
   gain (loss) on investments..       0.17           (2.06)         0.82         0.95         0.52        (2.15)       (0.65)
                                  --------        --------      --------     --------     --------     --------     --------
 Total income (loss) from
   investment operations.......       0.62           (0.48)         2.16         2.43         2.20        (0.30)        1.33
                                  --------        --------      --------     --------     --------     --------     --------
Less Dividends and
 Distributions:
 Dividends from net investment
   income......................      (0.45)          (1.58)        (1.34)       (1.53)       (1.77)       (1.93)       (1.87)
 Dividends in excess of net
   investment income...........         --           (0.02)           --           --           --           --           --
                                  --------        --------      --------     --------     --------     --------     --------
Total Dividends and
 Distributions:................      (0.45)          (1.60)        (1.34)       (1.53)       (1.77)       (1.93)       (1.87)
                                  --------        --------      --------     --------     --------     --------     --------
Net change in net asset
 value.........................       0.17           (2.08)         0.82         0.90         0.43        (2.23)       (0.54)
                                  --------        --------      --------     --------     --------     --------     --------
Net asset value, end of
 period........................   $  15.03        $  14.86      $  16.94     $  16.12     $  15.22     $  14.79     $  17.02
                                  ========        ========      ========     ========     ========     ========     ========
 Total Return+.................       4.26%          (2.29)%        7.05%       13.36%       36.64%      (15.11)%      13.95%
Ratios/Supplemental Data:
 Net assets, end of year.......   $ 31,372        $ 33,046      $ 46,999     $ 44,642     $ 41,807     $ 40,528     $ 46,426
 Ratio of expenses to average
   net assets..................       1.04**          0.91%**       1.02%        1.09%        1.09%        1.06%        1.05%
 Ratio of net investment income
   to average net assets.......       7.32%+++**      7.85%**       8.14%        9.42%       11.16%       11.65%       11.35%
 Portfolio Turnover............        N/A             N/A        154.34%      251.97%       54.79%       83.92%       88.48%


                                  1988++        1987++         1986++         1985++
                                 --------      --------       --------       --------
Net asset value, beginning of
 period........................  $  17.56      $  17.72       $  16.85       $  16.11
                                 --------      --------       --------       --------
Income From Investment
 Operations:
 Net investment income.........      1.88          2.17           2.11           2.12
 Net realized and unrealized
   gain (loss) on investments..      0.13         (0.17)          0.92           0.78
                                 --------      --------       --------       --------
 Total income (loss) from
   investment operations.......      2.01          2.00           3.03           2.90
                                 --------      --------       --------       --------
Less Dividends and
 Distributions:
 Dividends from net investment
   income......................     (2.01)        (2.16)         (2.16)         (2.16)
 Dividends in excess of net
   investment income...........        --            --             --             --
                                 --------      --------       --------       --------
Total Dividends and
 Distributions:................     (2.01)        (2.16)         (2.16)         (2.16)
                                 --------      --------       --------       --------
Net change in net asset
 value.........................      0.00         (0.16)          0.87           0.74
                                 --------      --------       --------       --------
Net asset value, end of
 period........................  $  17.56      $  17.56       $  17.72       $  16.85
                                 ========      ========       ========       ========
 Total Return+.................      0.10%        (6.03)%        37.57%         25.71%
Ratios/Supplemental Data:
 Net assets, end of year.......  $ 47,881      $ 47,561       $ 45,138       $ 42,957
 Ratio of expenses to average
   net assets..................      1.02%         1.12%          0.93%          0.94%
 Ratio of net investment income
   to average net assets.......     10.63%        12.04%         11.79%         12.65%
 Portfolio Turnover............    133.29%        79.41%        112.80%         91.66%

---------------

  + The total return figures do not include the effect of the maximum 4.50% sales charge and are not annualized for the period October 1, 1994 through February 28, 1995.

 ++ The financial highlights for the years ended September 30, 1985, 1986, 1987,
    1988, 1989, 1990, 1991, 1992 and 1993 are for Bunker Hill Income Securities, Inc., a closed-end fund.

  * Includes the combined results of operations of Bunker Hill Income Securities, Inc. and the Fund.

 ** Reflects the Fund's proportionate share of the Portfolio's expenses and fee waivers and expense reimbursements by the Portfolio's Investment Advisor and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.90% (annualized) and 0.16% for the periods ended February 28, 1995 and September 30, 1994, respectively.

+++ Annualized.

N/A Not applicable.

                                FUND INVESTMENTS

THE PACIFIC HORIZON CORPORATE BOND FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH REASONABLE INVESTMENT RISK. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTMENT PRIMARILY IN A DIVERSIFIED PORTFOLIO OF INVESTMENT GRADE CORPORATE DEBT SECURITIES.

           ---------------------------------------------------------

                              INVESTMENT OBJECTIVE

THE OBJECTIVE OF THE FUND IS TO PROVIDE INVESTORS WITH HIGH CURRENT INCOME CONSISTENT WITH REASONABLE INVESTMENT RISK. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO. THE PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. WHILE THE PORTFOLIO STRIVES TO ATTAIN ITS INVESTMENT OBJECTIVE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO. THE FUND MAY WITHDRAW ITS INVESTMENT IN THE PORTFOLIO AT ANY TIME, IF THE BOARD OF DIRECTORS OF THE COMPANY DETERMINES THAT SUCH ACTION IS IN THE BEST INTERESTS OF THE FUND. UPON ANY SUCH WITHDRAWAL, THE BOARD OF DIRECTORS WOULD CONSIDER WHAT ACTION MIGHT BE TAKEN, INCLUDING THE INVESTMENT OF ALL OF THE ASSETS OF THE FUND IN ANOTHER POOLED INVESTMENT ENTITY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND OR THE HIRING OF AN INVESTMENT ADVISER TO MANAGE THE FUND'S ASSETS IN ACCORDANCE WITH THE INVESTMENT POLICIES DESCRIBED BELOW WITH RESPECT TO THE PORTFOLIO.

SINCE THE INVESTMENT CHARACTERISTICS OF THE FUND WILL CORRESPOND TO THOSE OF THE PORTFOLIO, THE FOLLOWING IS A DISCUSSION OF THE VARIOUS INVESTMENTS OF AND TECHNIQUES EMPLOYED BY THE PORTFOLIO.

           ---------------------------------------------------------

TYPES OF INVESTMENTS

IN GENERAL. The Portfolio is a diversified portfolio which will invest substantially all of its assets in investment grade corporate debt obligations (at least 65% of total assets under normal circumstances) such as bonds, debentures, notes and securities convertible into, or exchangeable for, or with rights to purchase, common or preferred stocks. Investment grade debt securities ordinarily carry lower rates of interest income than lower quality debt securities with similar maturities. The securities obtained upon conversion of a convertible security may be retained for a period of time pending their orderly disposition.

The Portfolio may invest up to 20% of its total assets (determined at the time of purchase) in debt obligations of foreign issuers, including Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). The Portfolio may also hold a portion of its assets in cash, money market instruments such as bank obligations (including certificates of deposit, bankers' acceptances and time deposits issued by domestic and foreign banks and foreign branches of U.S. banks that have total assets of more than $2.5 billion and interest-bearing savings deposits in commercial banks in amounts not exceeding 5% of its total assets) and commercial paper (commercial paper must be rated at the time of purchase at least A-1 or A-2 by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Prime 1 or Prime 2 by Moody's Investors Service, Inc. ("Moody's"), F-1+ or F-1 by Fitch Investors Service, Inc. ("Fitch")) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, asset-backed and mortgage-backed securities, and bonds of supranational entities. Obligations of some of the U.S. Government agencies and instrumentalities, such as the Small Business Administration and the Maritime Administration, are backed by the full faith and credit of the U.S.; others, like the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, including the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity if it was not required to do so by law.

The Portfolio will normally invest at least 75% of its total assets in investment grade corporate securities and securities issued by the U.S. Government, its agencies or instrumentalities. Investment grade securities are securities rated at the time of purchase in the four highest ratings categories by S&P or by Moody's, or if not rated, determined by Bank of America to be of comparable quality to securities with such ratings. The four highest ratings categories are AAA, AA, A and BBB by S&P and Fitch and Aaa, Aa, A and Baa by Moody's. Bonds in the fourth category are more subject than those in the top three categories to changes in economic or other conditions that could lead to a weakened capacity to make payments of interest and principal. The Portfolio may invest up to 25% of its total assets in lower quality, higher yielding securities. Such securities are rated below investment grade, carry a higher degree of risk and are considered to be speculative by S&P, Moody's or Fitch. Debt securities will be rated at the time of purchase at least "B" by S&P, Moody's or Fitch, or if unrated, will be determined by Bank of America to be of comparable quality to securities with such ratings. Ratings are described more fully in the Appendix to this Prospectus.

In the event that the rating of any security held by the Portfolio falls below the required rating, the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Bank of America, such investment is considered appropriate under the circumstances.

The market value of debt securities and thus the Portfolio's net asset value per share is expected to vary with changes in interest rates. The value of the Portfolio's investments will normally fall when prevailing interest rates rise and rise when interest rates fall. Interest rate fluctuations can be expected to affect the Portfolio's earnings. In an effort to preserve the capital of the Portfolio when interest rates are generally rising, Bank of America may shorten the average weighted maturity of the securities in the Portfolio's investments. Because the principal values of the securities with shorter maturities are less affected by rising interest rates, a portfolio with a shorter average weighted maturity will generally diminish less in value during such periods than a portfolio with a longer average weighted maturity. Since securities with shorter maturities, however, generally have a lower yield to maturity, the Portfolio's current return based on its net asset value will generally be lower as a result of such action than it would have been had such action not been taken.

FUNDAMENTAL LIMITATIONS. The investment objective of the Fund and the Portfolio may not be changed without a vote by the holders of a majority of the outstanding shares of the Fund or of the outstanding interests of the Portfolio, respectively. Policies requiring such a vote to effect a change are known as "fundamental." A number of the other fundamental investment limitations are summarized below. Neither the Fund nor the Portfolio may:

1. Issue senior securities or borrow money except for temporary purposes in amounts up to 10% of its total assets, or purchase securities if any borrowings are outstanding;

2. Make loans, although it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities as discussed herein; or

3. Purchase securities on margin, make short sales of securities or maintain a short position, although it may engage in transactions in futures contracts and options.

                                    *  *  *

A list of additional fundamental investment limitations is set out in full in the Statement of Additional Information.

ASSET-BACKED SECURITIES. The Portfolio may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interests in pools of mortgages, consumer loans or receivables held in a trust. Examples include mortgage-backed securities, certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on the mortgages, loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the mortgages, consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. All asset-backed securities purchased by the Portfolio will either be issued or guaranteed by a U.S. Government entity or rated AAA by S&P, Aaa by Moody's or have an equivalent rating from any other rating agency.

RISKS ASSOCIATED WITH HIGH YIELD/HIGH RISK SECURITIES, FOREIGN SECURITIES AND ASSET-BACKED SECURITIES. There are particular risks associated with the high yield/high risk securities that the Portfolio may hold, including (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Portfolio's net asset value and investment practices) and (f) the creditworthiness of the issuers of such securities.

During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds and negatively affect the value of outstanding bonds and the ability of issuers to repay principal and interest.

If the issuer of a lower-rated bond held by the Portfolio defaulted, the Portfolio could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated securities held by the Portfolio, especially in a thinly traded market.

The Portfolio's investments in foreign securities, whether made directly or indirectly, involve certain inherent risks, including political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and changes in foreign currency exchange of rates and the possibility of adverse clauses in investment or exchange control regulations. There is typically less information publicly available about a foreign company than about a U.S. company. Moreover, these companies may be subject to less stringent reserve, auditing and reporting requirements than their U.S. counterparts. Additionally, foreign markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. There is generally less government supervision and regulation of foreign exchanges, brokers and companies than in the U.S. There is also the possibility that foreign governments could expropriate assets or levy confiscatory taxes, set limitations on the removal of assets or suffer adverse diplomatic developments. Because of these and other factors, foreign securities acquired by the Portfolio may be subject to greater price fluctuation than securities of U.S. companies.

The underlying assets may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of mortgages, loans or receivables. The proceeds of prepayments received by the Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Portfolio's experiencing difficulty in valuing or liquidating such securities.

PARTICIPATIONS. The Portfolio may purchase from domestic financial institutions participation interests in high quality debt securities. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. Participation interests may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). The Portfolio intends only to purchase participations from an entity or syndicate, and does not intend to serve as a co-lender in any participation. For certain participation interests, the Portfolio will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, the Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest might be deemed to be an extension of credit by the Portfolio to the issuing financial institution that is not a direct interest in the credit of the obligor of the underlying security and is not directly entitled to the protection of any collateral security provided by such obligor. In such event, the ability of the Portfolio to obtain repayment might depend on the issuing financial institution.

For temporary defensive purposes, or at times when Bank of America believes such a position is warranted by uncertain or unusual market conditions, the Portfolio may invest without limitation in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, money market securities and cash. To the extent the Portfolio invests in such instruments, it will not be invested in accordance with the investment policies designed for it to realize its investment objective.

The Portfolio may also make other investments as described more fully below under "Other Investment Practices and Considerations."

OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on U.S. or foreign securities that are traded on United States and foreign securities exchanges and in over-the-counter markets.

Call options written by the Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by the Portfolio is "covered" if the Portfolio owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater
than the exercise price of the call written if the difference is maintained by the Portfolio in cash, government securities or other high grade debt obligations in a segregated account with its custodian.

Put options written by the Portfolio give the holder the right to sell the underlying security to the Portfolio at a stated exercise price. A put option written by the Portfolio is "covered" if the Portfolio maintains cash or high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian, or holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the purchaser of an option will generally reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and current interest rates.

The risks of transactions in options on foreign exchanges are similar to the risks of investing in foreign securities. In addition, a foreign exchange may impose different exercise and settlement terms and procedures and margin requirements than a U.S. exchange.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option plus transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option. Unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

The Portfolio's options transactions will be limited as follows: a) not more than 5% of the total assets of the Portfolio may be invested in options; b) the obligations of the Portfolio under put options written by the Portfolio may not exceed 50% of the net assets of the Portfolio; and c) the aggregate premiums on all options purchased by the Portfolio may not exceed 25% of the net assets of the Portfolio.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, or contracts based on financial indices including any index of United States government securities or foreign government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by the Portfolio may be traded on United States or foreign exchanges. These investment techniques would be used to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's portfolio securities. The Portfolio may not purchase or sell a futures contract or purchase a related option unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Portfolio's total assets (after taking into account certain technical adjustments). In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian. Furthermore, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations. More information about futures contracts and related options may be found in Appendix B to the Statement of Additional Information.

INTEREST RATE AND CURRENCY SWAPS. The Portfolio may enter into interest rate and currency swaps for both hedging and non-hedging purposes. The Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. An interest rate swap involves the exchange of the Fund with another party of their respective rights to receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. It would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

The Portfolio will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

POTENTIAL RISKS OF OPTIONS, FUTURES AND SWAPS. The use of options, futures and swaps is highly specialized activity which involves investment techniques and risks different from those associated with customary investments. If Bank of America should be incorrect in its forecasts of market values, interest rates or currency exchange rates, the Portfolio may not achieve the anticipated benefits of the techniques or may realize losses, and its investment performance may be less favorable than if these strategies had not been used. The Portfolio's ability to dispose of its positions in futures contracts and options will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities are relatively new and still developing. If a secondary market does not exist with respect to an option purchased or written by the Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying futures contract upon exercise. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above.

REPURCHASE AGREEMENTS. The Portfolio may buy securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. The Portfolio will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed creditworthy by Bank of America, under guidelines approved by the Portfolio's Board of Trustees. It is intended that such agreements will not have maturities longer than 60 days. During the term of any repurchase agreement the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Bank of America then continually monitors that value. Nonetheless, should the seller default on its obligations under the agreement, the Portfolio would be exposed to possible loss due to adverse market action or delays connected with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements the Portfolio sells portfolio securities to financial institutions (such as banks and broker-dealers) and agrees to buy them back later at an agreed upon time and price. When the Portfolio enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Bank of America to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares. The Portfolio will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Portfolio may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Portfolio may purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Portfolio will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued forward commitment or delayed settlement transaction. When-issued purchases, forward commitments and delayed settlements are not expected to exceed 25% of the value of the Portfolio's total assets under normal circumstances. These transactions will not be entered into for speculative purposes, but primarily in order to hedge against anticipated changes in interest rates.

SECURITIES LENDING. In order to earn additional income, the Portfolio may lend its portfolio securities to financial institutions (such as banks and brokers) that Bank of America considers to be of good standing. If the financial institution should become bankrupt, however, the Portfolio could experience delays in recovering its securities. A securities loan will only be made when, in the judgment of Bank of America, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by the

Portfolio exceeds 30% of its total assets. Securities loans will be fully collateralized.

ILLIQUID SECURITIES. The Portfolio will not invest more than 15% of the value of its total assets (determined at the time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Portfolio will take steps to reduce the aggregate amount of illiquid securities as soon as is reasonably practicable. The Portfolio intends that investments in securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Trustees of the Portfolio or Bank of America (pursuant to guidelines adopted by the Board), will not be subject to the Portfolio's 15% limitation on illiquid securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that institutional buyers under Rule 144A became uninterested in purchasing these restricted securities.

PORTFOLIO TRANSACTIONS. Investment decisions for the Portfolio are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Portfolio. When a purchase or sale of the same security is made at substantially the same time on behalf of the Portfolio and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold by the Portfolio.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the Portfolio are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. The Portfolio's investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase substantially the amount of income received by the Portfolio that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). The Portfolio's annual portfolio turnover rate is not expected to exceed 300%, although portfolio turnover will not be a limiting factor in making investment decisions.

MASTER-FEEDER STRUCTURE. The Fund is an open-end investment portfolio that seeks to achieve its investment objective by investing all of its investable assets in the Portfolio which has the same investment objective. The Fund may withdraw its investment in the Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Fund to do so. Upon such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. See "Expense Summary," "Fund Investments" and "Fund Management" for a description of this investment objective and the investment policies, restrictions, management and expenses of the Fund and the Portfolio.

The Portfolio is a separate series of Master Investment Trust, Series I (the "Master Trust"), which is organized as a business trust under the laws of Delaware. The Fund and other entities that may invest in the Portfolio from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. As stated above, the investment objective of the Fund and the Portfolio is a fundamental policy and may not be changed, in the case of the Fund, without the vote of its shareholders or, in the case of the Portfolio, without the vote of its interestholders. Whenever the Fund is requested to vote on matters pertaining to the investment objective or a fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote in the same proportion as the votes cast by the Fund's shareholders. The Fund will vote any shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. As with any mutual fund, other investors in the Portfolio could control the results of voting at the Portfolio level in certain instances (e.g., a change in fundamental policies by the Portfolio which was not approved by the Fund's shareholders). This could result in the Fund's withdrawal of its investment in the Portfolio, and in increased costs and expenses for the Fund. Further, the withdrawal of other entities that may from time to time invest in the Portfolio could have an adverse effect on the performance of the Portfolio and the Fund, such as decreased economies of scale and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in the Portfolio will cause the Portfolio to terminate automatically in 120 days unless the Fund and any other investors in the Portfolio unanimously agree to continue the business of the Portfolio. As the Fund is required to submit such matters to a vote of its shareholders, it will be required to incur the expenses of shareholder meetings in connection with such withdrawals. If unanimous agreement is not reached to continue the Portfolio, the Board of Directors of the Company would need to consider alternative arrangements for the Fund, such as those described above. The policy of the Fund, and other similar investment companies, to invest their investable assets in trusts such as the Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

There may also be other investment companies through which you can invest in the Portfolio which may have higher or lower fees and expenses than those of the Fund and which may therefore have different performance results than the Fund. Information concerning whether an investment in the Portfolio may be available through another entity investing in the Portfolio may be obtained by calling 800-332-3863.

                               SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below.
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                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                                 INITIAL     SUBSEQUENT
                                 INVESTMENT  INVESTMENT
                                 -------    -------------
  Regular Account                $   500*        $50
  Automatic Investment Plan      $    50         $50
  IRAs, SEP-IRAs
    (one participant)            $   500*    No minimum
  Spousal IRAs**                 $   250     No minimum
  SEP-IRAs
    (more than one participant)  $ 2,500     No minimum

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000.

 ** A regular IRA must be opened in conjunction with this account.
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HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon the Fund's net asset value per share plus a front-end sales load. The Fund calculates its net asset value ("NAV") as follows:

                      (Value of Fund Assets) - (Fund Liabilities)
NAV =           -------------------------------------------------------
                             Number of Outstanding Shares

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

The Portfolio's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Portfolio pursuant to procedures adopted by its Board of Trustees. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For voice recorded price and yield information, call (800) 227-1545.

SALES LOAD. The front-end sales load for the Fund begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:

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                                                DEALER'S
                            AS A % OF           REALLOWANCE
                          --------------        AS A
                                    NET         % OF
       AMOUNT OF          OFFERING  ASSET       OFFERING
      TRANSACTION         PRICE     VALUE       PRICE*
  -------------------     ----      ----        ----
  Less than $100,000      4.50      4.71        4.00
  $100,000 but less
    than $250,000         3.75      3.90        3.35
  $250,000 but less
    than $500,000         2.50      2.56        2.20
  $500,000 but less
    than $750,000         2.00      2.04        1.75
  $750,000 but less
    than $3,000,000       1.00      1.01        0.90
  $3,000,000 or more      0.00      0.00        0.00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Fund's distributor may make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.
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WHEN NO SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- corporate/business retirement plans (such as 401k, 403b7, 457 and Keogh accounts) sponsored by the Fund's administrator;

- employer-sponsored employee pension or retirement plans making direct investments in the Fund;

- any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account);

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) before April 20, 1987, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Fund, so long as your account remains open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:

- members of the Company's Board of Directors;

- U.S. based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses and minor children, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations; and

- former full-time employees (and retirees) of Security Pacific Corporation (or any of its subsidiaries) and the surviving spouses and minor children of such employees (and retirees), provided they were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as their account remains open on the Company's books.

RIGHTS OF ACCUMULATION. When buying shares in Pacific Horizon Funds, your current aggregate investment determines the sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon Fund, or for like shares of any investment portfolio (a "Time Horizon Fund") of Time Horizon Funds, an open-end investment company managed by an affiliate of Bank of America, on which you paid a sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor) must notify the Fund's transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own shares of the Fund, the Pacific Horizon California Tax-Exempt Bond Fund, the Pacific Horizon U.S. Government Securities Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase shares of the Fund with a current value of $10,000, the load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $100,000 or more in shares of any Pacific Horizon Fund or any Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. Shares purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company or Time Horizon Funds to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company or Time Horizon Funds, as applicable, holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the transfer agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                 TO BUY SHARES

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
     THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
    (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions.                   instructions.
--------------------------------------------------------------------------------------------------------
                            THROUGH THE DISTRIBUTOR
   (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
    Pacific Horizon Funds, Inc.        Complete Account Application    Mail all subsequent
    c/o DST Systems, Inc.              and mail it with a check        investments to:
    P.O. Box 419955                    (payable to Pacific Horizon
    Kansas City, MO 64141-6955         Corporate Bond Fund) to the     Pacific Horizon Funds, Inc.
                                       address on the left.            c/o DST Systems, Inc.
                                                                       P.O. Box 419940
                                                                       Kansas City, MO 64173-0298
--------------------------------------------------------------------------------------------------------
    IN PERSON
    DST Systems, Inc.                  Deliver Account Application     Deliver your payment directly
    811 Main                           and your payment directly to    to the address on the left.
    Kansas City, MO 64105-2005         the address on the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE
    United Missouri Bank of            Instruct your bank to           Instruct your bank to
    Kansas City, N.A.                  transmit immediately            transmit immediately
    10th and Grand                     available funds, for purchase   available funds as described
    Kansas City, MO 64106              of Fund shares in your name.    at left, except that the wire
    ABA No. 1010-0069-5                                                should indicate that you are
    Pacific Horizon Funds, Inc.        Be sure to have your bank       making a subsequent purchase
    Corporate Bond Fund                indicate your name, address     as opposed to opening a new
    DDA #98-7037-107-3                 and tax identification          account.
                                       number, the name of the Fund
                                       and the fact that a new         Be sure to include your name
                                       account is being opened.        and your Fund account number.

                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

                                       You may contact the Fund's transfer agent at 800-346-2087 for further information regarding wiring instructions.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                 TO BUY SHARES

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges apply      Purchases may be made in the
    (a service permitting transfers    automatically, although the     minimum amount of $500 and
    of money from your                 Privilege may not be used to    the maximum amount of $50,000
    checking, NOW or bank              make an initial purchase. If    per transaction as soon as
    money market account)              you do not wish to have         appropriate information
                                       TeleTrade Privileges, you       regarding your bank account
                                       must indicate that fact on      has been established on your
                                       the Account Application or in   Fund account. This
                                       a subsequent written notice     information may be provided
                                       to the Fund's transfer agent.   on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares."
                                                                       Call 800-346-2087 to make
                                                                       your purchase.

            You should refer to the "Shareholder Services" section for additional important information about the TeleTrade Privilege.

     YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
          PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES"
                             FOR MORE INFORMATION.
-------------------------------------------------------------------------------


WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's transfer agent, DST Systems, Inc. (the "Transfer Agent"), at its Kansas City office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of its business day (normally 5:15 p.m. Eastern time). Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of its business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

Federal regulations require you to provide a certified Taxpayer Identification Number upon opening or reopening your account.

If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The Fund imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your Broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                 TO SELL SHARES

     THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
        (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)

                    Contact them directly for instructions.
------------------------------------------------------------------------------------------------

                            THROUGH THE DISTRIBUTOR
          (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon                  Send a signed, written request (each owner, including each
   Corporate Bond Fund              joint owner, must sign) to the Transfer Agent.
   c/o DST Systems, Inc.
   P.O. Box 419955                  If you hold stock certificates for the shares being
   Kansas City, MO 64141-6955       redeemed, make sure to endorse them for transfer, have your signature on them guaranteed by your bank or another
                                    guarantor institution (as described in the section entitled
                                    "What Kind Of Paperwork Is Involved In Selling Shares?") and
                                    include them with your request.
------------------------------------------------------------------------------------------------
   IN PERSON
   DST Systems, Inc.
   811 Main                         Deliver your signed, written request (each owner, including
   Kansas City, MO 64105-2005       each joint owner, must sign) and any certificates (endorsed for transfer and signature guaranteed as described in the
                                    section entitled "What Kind Of Paperwork Is Involved In
                                    Selling Shares?") to the address on the left.
------------------------------------------------------------------------------------------------
   BY WIRE                          As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?".

                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.

                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.

                                    Wire Privileges may be modified or suspended at any time,
                                    and are not available for shares issued in certificate form.

                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                 TO SELL SHARES


   BY CHECK                         You may write Redemption Checks ("Checks") payable to any
                                    payee from your Fund account in the amount of $500 or more.
                                    The Transfer Agent (as your agent) will redeem the necessary number of shares to cover the Check when it is presented for payment.

                                    You will continue earning dividends on shares redeemed in
                                    this manner until the Check actually clears the Transfer
                                    Agent.

                                    You may request this Privilege on an Account Application
                                    that has been signed by the registered owner(s). A set of
                                    Checks will then be sent to the registered owner(s) at the address of record.

                                    There is no charge for the use of Checks, although the
                                    Transfer Agent will charge for any "stop payment" requests made by you, or if a Check cannot be honored due to
                                    insufficient or unavailable funds or for other valid
                                    reasons.

                                    Shares issued in certificate form may not be redeemed by
                                    Check.
------------------------------------------------------------------------------------------------
   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
   transfers of money to your       information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind of Paperwork Is Involved in Selling Shares?".

                                    Redemption orders may be placed by calling 800-346-2087.

                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.

              OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND
                       AUTOMATIC WITHDRAWALS, ARE ALSO
    AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES"
                            FOR MORE INFORMATION.
--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Kansas City office. Although the Fund itself imposes no charge when shares are redeemed, if you purchase shares through Bank of America or a Service Organization, they may charge a fee for providing certain services in connection with investments in Fund shares. The Company reserves the right to redeem accounts (other than IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. If you purchase shares by wire, you must file an Account Application before redemption requests can be honored.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the Fund, or of another load fund of the Company or Time Horizon Funds, within 90 days of your redemption trade date without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of the Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments in the Portfolio which are allocable to the Fund. Dividends from the Fund's net investment income are declared daily and paid within five business days after the end of each month. Fund shares begin earning dividends the day after payment in federal funds is received for such shares through the business day such shares are redeemed. The Fund's net income and net capital gains (if any) are declared and paid annually.

You will automatically receive dividends and capital gain distributions in additional shares without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From The Fund Be Invested In Other Pacific Horizon Funds?".

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent at P.O. Box 419955, Kansas City, Missouri 64141-6955. The election or revocation will become effective with respect to dividends paid after it is received and processed by the Transfer Agent.

                              SHAREHOLDER SERVICES

PACIFIC HORIZON FUNDS PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUND IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

For details, contact the Distributor at 800-332-3863. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and consult their tax advisers.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING FUND SHARES PURCHASED WITH A SALES LOAD FOR SHARES OF ANOTHER LOAD FUND OF THE COMPANY.

An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below regarding TeleTrade for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC
INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual and annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.

CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

                            THE BUSINESS OF THE FUND

FUND MANAGEMENT

The business affairs of the Company are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company and about the Trustees and Officers of the Master Trust is included in the Statement of Additional Information under "Management."

                                    EXPENSES

Operating expenses borne by the Fund and the Portfolio include taxes, fees and expenses of the directors, trustees and officers, administration, custodial and transfer agency fees, certain insurance premiums, outside auditing and legal expenses, cost of shareholder/interestholder reports and meetings and any extraordinary expenses. Fund expenses also include Securities and Exchange Commission fees, state securities qualification fees, cost of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and certain shareholder servicing fees. Portfolio expenses include investment advisory fees. Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services and the Fund and Portfolio bear the expenses incurred in their operations.

                               SERVICE PROVIDERS
                             ---------------------

                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Portfolio. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries.

In its advisory agreement, Bank of America has agreed to manage the Portfolio's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Portfolio's securities.

Steven L. Vielhaber, Vice President of Bank of America, is primarily responsible for the day-to-day management of the investments of the Portfolio. Mr. Vielhaber has been the Fund's manager since April 1994 and has been employed by Bank of America since 1993. Prior thereto, Mr. Vielhaber had been Director of Fixed Income Marketing at Dimensional Fund Advisors since 1990 and Vice President and Manager of Investments at Gibraltar Savings from 1986 to 1990.

For the services provided and expenses assumed under the advisory agreement, Bank of America is entitled to receive a fee at the annual rate of 0.45% of the Portfolio's average daily net assets. This amount may be reduced pursuant to undertakings by Bank of America. See the information below under "Fee Waivers." Bank of America waived the entire advisory fee payable by the Portfolio for the period April 25, 1994 (commencement of operations) through February 28, 1995. In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan as described under "Plan Payments," and may receive fees charged directly to their accounts in connection with investments in Fund shares.

Prior to its reorganization into the Fund, the Predecessor Fund was advised by Security Pacific Investment Management, Inc. ("SPIM"), an affiliate of Bank of America, until December 8, 1993 when SPIM transferred its rights and obligations under its advisory agreement with the Predecessor Fund (the "Prior Agreement") to Bank of America, which thereafter served as adviser to the Predecessor Fund. The Prior Agreement provided that the adviser would receive a fee, computed weekly and paid quarterly, based upon the average daily net assets of the Predecessor Fund at the annual rate of 0.50% on the first $100 million in net assets, and 0.35% with respect to the excess over $100 million.

                              THE PREDECESSOR FUND

The Predecessor Fund bore investment advisory and administration fees during the period October 1, 1993 to April 24, 1994 at the annual rate of 0.50% of the Predecessor Fund's average daily net assets.

                                 ADMINISTRATOR

Concord Holding Corporation ("Concord") serves as Administrator of the Fund and the Portfolio. Concord is a wholly-owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 W. 55th Street, New York, New York 10019.

Under its administration agreements with the Company and the Portfolio, Concord has agreed to: pay the costs of maintaining the offices of the Company and the Portfolio; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Fund, interestholders of the Portfolio and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain books and records of the Fund and the Portfolio; calculate the net asset value of the Fund and the Portfolio and dividends and capital gains distributions to shareholders; serve as dividend disbursing agent for the Portfolio; and generally assist in all aspects of the operations of the Fund and the Portfolio. (See the information below under "Fee Waivers.")

For its services as administrator, Concord is entitled to receive an administration fee from the Fund at the annual rate of 0.15% of the Fund's average daily net assets and an administration fee from the Portfolio at the annual rate of 0.05% of the Portfolio's average daily net assets. These amounts may be reduced pursuant to undertakings by Concord. Concord waived the entire administration fee payable by the Fund and the Portfolio for the period April 25, 1994 (commencement of operations) through February 28, 1995. See the information below under "Fee Waivers."

Pursuant to the authority granted in its administration agreements, Concord has entered into an agreement with PFPC, Inc. ("PFPC") under which PFPC, and an off-shore affiliate of PFPC, perform certain of the services listed above, e.g., calculating the net asset value of the Fund and the Portfolio, calculating dividends and capital gains distributions to shareholders, and maintaining the books and records of the Fund and the Portfolio. The Fund and the Portfolio bear all fees and expenses charged by PFPC for these services.

Pursuant to the Prior Agreement, the adviser was responsible for providing administrative services to the Predecessor Fund. The cost of such services were governed under the Prior Agreement. During the Predecessor Fund's last two fiscal years, Concord provided certain administrative services to the Predecessor Fund pursuant to a Sub-Administration Agreement with SPIM. For these services, SPIM paid Concord a fee of 0.10% (annualized) of the average net assets of the Predecessor Fund for the period October 1, 1993 to April 24, 1994. This remuneration was borne by SPIM and not by the Predecessor Fund.

                                  DISTRIBUTOR

The Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is a wholly-owned subsidiary of Concord and is located at 125 W. 55th Street, New York, New York 10019.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, N.A., Broad and Chestnut Streets, Philadelphia, Pennsylvania, 19101 serves as the Custodian of the Fund and the Portfolio. DST Systems, Inc. is the transfer and dividend disbursing agent for the Fund and is located at 811 Main, Kansas City, MO 64105-2005.

FEE WAIVERS

Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers as well as by certain expense limitations imposed by state securities regulators. Periodically, during the course of the Fund's fiscal year, Bank of America, Concord and/or the Distributor may choose not to receive fee payments and/or may assume certain Fund or Portfolio expenses. However, the service providers retain the ability to be reimbursed for these amounts by the Fund and Portfolio prior to fiscal year end and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time.

TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUND.

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

During its most recent fiscal period, the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and Management intends that the Fund will qualify in future years as long as such qualification is in the best interest of the Fund's shareholders. As a result of this qualification, the Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code. It is expected that the Portfolio will not be subject to Federal income taxes. The Portfolio intends to qualify as a partnership (or other pass-through entity) for Federal income tax purposes. As such, the Portfolio is not subject to tax and the Fund will be treated for Federal income tax purposes as recognizing its pro rata share of the Portfolio's income and deductions and owning its pro rata share of the Portfolio's assets. The Fund's status as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership (or other pass-through entity) for Federal income tax purposes.

Distributions (whether received in cash or additional shares) of ordinary income and/or excesses of net short-term capital gain over net long-term capital loss are taxable to the shareholder as ordinary income. The Company expects that none of the dividends paid by the Fund will qualify for the dividends-received deduction for corporations.

Any distribution you receive comprised of the excess of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain no matter how long you have held Fund shares.

A dividend paid to you by the Fund in January of a particular year will be deemed to have been received by the shareholder on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a specified date in October, November or December of that preceding year. If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable gain (or loss) upon redemption, transfer or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares.

However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares. It may be included in the tax basis of the new shares. If you had Fund shares for six months or less and during that time receive a capital gain dividend on those shares, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

Certain realized gains or losses on the sale or retirement of foreign bonds held by the Portfolio, to the extent attributable to fluctuations in currency or exchange rules, as well as other gains or losses attributable to exchange rate fluctuations, are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for Federal income tax purposes as a return of capital, or in some circumstances, as capital gain. Generally, your tax basis in your Fund shares will be reduced to the extent that an amount distributed to you is treated as a return of capital.

STATE AND LOCAL TAXES

You should consult your tax adviser regarding state and local tax consequences which may differ from the federal tax consequences as described above.

MEASURING PERFORMANCE

THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of the Fund over a specified 30 day period.

Periodically, the Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) and yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return reflect the sales load charged by the Fund and assume dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares.

The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30 day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30 day or one month measuring period will be identified along with any yield quotation to which it relates.

The Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

For example, the Fund's total return may be compared to the Consumer Price Index or to data prepared by Lipper Analytical Services, Inc.; Donoghue's Money Fund Report; Mutual Fund Forecaster; Morningstar; Micropal; Weisenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The

Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. The Fund's total return also may be compared to indices such as the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g., account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

DESCRIPTION OF SHARES

The Company is a Maryland corporation that was organized on October 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO TWO HUNDRED BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of 100 million shares of Class W Common Stock representing interests in the Fund and additional classes of shares representing interests in other investment portfolios of the Company. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class W Common Stock) into one or more series. For more information about the Company's other portfolios, contact the Company at the telephone number listed on the inside cover page.

Shares representing interests in the Fund are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the Fund on liquidation. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office has been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

PLAN PAYMENTS

THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICE PLAN (THE "PLAN") FOR THE FUND UNDER WHICH THE FUND PAYS THE DISTRIBUTOR FOR SHAREHOLDER SERVICING EXPENSES RELATED TO FUND SHARES.

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the Fund's average daily net assets. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. During the period October 1, 1994 through February 28, 1995, the Distributor waived all shareholder service payments under the Plan.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

Banks may act as Service Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

APPENDIX A

CORPORATE BOND RATINGS

Excerpts from Moody's description of its corporate bond ratings: Aaa--judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa--judged to be of high quality by all standards; A--deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa--considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C--protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of the desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from Aa to B in its bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "C1" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch's description of its corporate bond ratings:
"AAA"--considered to be investment grade and of the highest credit quality. Capacity to pay interest and repay principal is considered to be exceptionally strong; "AA"-- judged to be investment grade and of very high credit quality, although the capacity to pay interest and repay principal is not quite as strong as bonds rated "AAA"; "A"--deemed investment grade and of high credit quality, although the capacity to pay interest and repay principal may be somewhat more susceptible to the adverse changes in economic conditions and circumstances than bonds with higher ratings; "BBB" is regarded as having satisfactory credit quality with an adequate capacity to pay interest and repay principal although adverse changes in economic conditions and circumstances are more likely to impair timely payment than for higher rated categories; "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D"--regarded as specula-tive investments. The ratings "BB" to "C" represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization of liquidation. The ratings from "AA" to "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The designation "A-2" indicates the capacity for timely payment is satisfactory, however, the relative degree of safety is not as high as for issues designated "A-1." Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The designation "F-1" indicates that the securities possess very strong credit quality. Those securities determined to possess exceptionally strong credit quality are denoted with a plus (+) sign designation. Securities rated "F-2" are considered to possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment.

UNRATED SECURITIES

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

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                       PACIFIC   HORIZON   MUTUAL   FUNDS
                                                             BULK RATE
                                                           U.S. POSTAGE
                                                               PAID
                                                          NEW YORK, N.Y.
                                                          PERMIT NO. 8048

    COPCORP95P

                                                    CORPORATE BOND FUND

                                                         PROSPECTUS
                                                        July 1, 1995

                                                      NOT FDIC INSURED

PROSPECTUS

JULY 1, 1995

                                            PACIFIC HORIZON FLEXIBLE BOND FUND
                                          A series of shares of Pacific Horizon
                                                         Funds, Inc.

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The PACIFIC HORIZON FLEXIBLE BOND FUND (the "Fund") is a diversified mutual fund whose investment objective is to obtain interest income and capital appreciation by investing in investment grade intermediate and longer term bonds, including corporate and governmental fixed income obligations and mortgage-backed securities. The Fund is offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company.

UNLIKE MOST OTHER INVESTMENT COMPANIES WHICH INVEST DIRECTLY IN PORTFOLIO SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A FUND OF AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THAT OF THE FUND. THE FUND WILL PURCHASE SHARES OF THE PORTFOLIO AT NET ASSET VALUE. THE NET ASSET VALUE OF THE FUND WILL RESPOND TO INCREASES AND DECREASES IN THE VALUE OF THE PORTFOLIO'S SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. SEE "OTHER INVESTMENT PRACTICES AND CONSIDERATIONS -- MASTER-FEEDER STRUCTURE" ON PAGE 9 FOR ADDITIONAL INFORMATION REGARDING THIS STRUCTURE.

Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Portfolio's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds.

This Prospectus describes concisely the information about the Fund and the Company that you should know before investing. Please read it carefully and retain it for future reference.

More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated July 1, 1995 and is incorporated by reference into this Prospectus.
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Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Fund involves investment risk, including the possible loss of principal.
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LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations in connection with the offer of the Fund's shares, other than as contained in this Prospectus and the Fund's official sales literature. Therefore, other information and representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.
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                                    CONTENTS

      EXPENSE SUMMARY                        2
      FINANCIAL HIGHLIGHTS                   3
      FUND INVESTMENTS                       4    INVESTMENT OBJECTIVE
                                             4    TYPES OF INVESTMENTS
                                             5    FUNDAMENTAL LIMITATIONS
                                             6    OTHER INVESTMENT PRACTICES AND CONSIDERATIONS
      SHAREHOLDER GUIDE                     11    HOW TO BUY SHARES
                                            11      What Is My Minimum Investment In The Fund?
                                            11      How Are Shares Priced?
                                            13      How Can I Buy Shares?
                                            15      What Price Will I Receive When I Buy Shares?
                                            16      What Else Should I Know To Make A Purchase?
                                            16    HOW TO SELL SHARES
                                            16      How Do I Redeem My Shares?
                                            18      What NAV Will I Receive For Shares I Want To Sell?
                                            18      What Kind Of Paperwork Is Involved
                                                    In Selling Shares?
                                            19      How Quickly Can I Receive My Redemption Proceeds?
                                            19      Do I Have Any Reinstatement Privileges After I Have
                                                    Redeemed Shares?
                                            19    DIVIDEND AND DISTRIBUTION POLICIES
      SHAREHOLDER SERVICES                  20    CAN I USE THE FUND IN MY RETIREMENT PLAN?
                                            20    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                                  ANOTHER?
                                            20    WHAT IS TELETRADE?
                                            21    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON
                                                  A REGULAR BASIS?
                                            21    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I
                                                  IMPLEMENT IT?
                                            21    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                            22    CAN MY DIVIDENDS FROM THE FUND BE INVESTED
                                                  IN OTHER FUNDS?
                                            22    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?
      THE BUSINESS OF THE FUND              23    FUND MANAGEMENT
                                            23      Service Providers
                                            24    TAX INFORMATION
                                            25    MEASURING PERFORMANCE
                                            26    DESCRIPTION OF SHARES
                                            27    PLAN PAYMENTS
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          125 West 55th Street                    555 California Street
          New York, NY 10019                      San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES include payments by the Fund and payments by the Portfolio which are allocable to the Fund. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, shareholder servicing, accounting and other services.

At right is a summary of the shareholder transaction expenses imposed by the Fund and its operating expenses (including the operating expenses of the Portfolio which are allocable to the Fund) expected to be incurred during the current fiscal year. This information has been restated to assume that current fees had been in effect during the previous fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

       SHAREHOLDER TRANSACTION EXPENSE
 Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)       4.50%
 Sales Load Imposed on Reinvested Dividends   None
 Deferred Sales Load                          None
 Redemption Fees                              None
 Exchange Fee                                 None
        ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
 Management Fees (After Fee Waivers)         0.00%
 All Other Expenses (After Expense
   Reimbursements)                           0.70%
                                             -----
   Shareholder Service Payments
     (After Fee Waivers)              0.00%
   Other Expenses
     (After Expense Reimbursements)   0.70%
 Total Operating Expenses             -----
   (After Fee Waivers and Expense
     Reimbursements)                         0.70%
                                             =====

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EXAMPLE: Assume the annual return is 5% and operating expenses are the same    After 1 Year  :  $52
as those stated above. For every $1,000 you invest, here's how much you        After 3 Years :  $66
would have paid in total expenses if you closed your account after the         After 5 Years :  $82
number of years indicated:                                                     After 10 Years: $128

Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.
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This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

Management fees (without waivers) consist of:

- an investment advisory fee payable at the annual rate of 0.45% of the Portfolio's average daily net assets; and

- an administration fee payable at the annual rate of 0.15% of the Fund's average daily net assets and 0.05% of the Portfolio's average daily net assets.

Without fee waivers a shareholder service payment is made in the amount of 0.25% of the Fund's average daily net assets. As indicated in the table above, however, Management intends to waive fees and reimburse certain Other Expenses on behalf of the Fund so that Total Operating Expenses do not exceed 0.70%. Absent these fee waivers and expense reimbursements, the estimated Total Operating expenses would be 11.64% of the Fund's average daily net assets.

For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Fund" and "Plan Payments" in this Prospectus.

The Board of Directors of the Company believes that the aggregate per share expenses of the Fund and the Portfolio in which the Fund's assets are invested will be less than or approximately equal to the expenses which the Fund would incur if the Company retained the services of an investment adviser for the Fund and the assets of the Fund were invested directly in the type of securities held by the Portfolio. Further, the Directors believe that the shareholders of the Fund will participate in the ownership of a larger portfolio of securities than could be achieved directly by the Fund.

FINANCIAL HIGHLIGHTS

The table below shows certain information concerning the investment results for the Fund for the periods indicated. The information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants which are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling 800-332-3863.

--------------------------------------------------------------------------------

                                                                                FOR THE
                                                                                PERIOD
                                                                                JANUARY
                                                                                  24,
                                                                                 1994
                                                                                (COMMENCEMENT
                                                            FOR THE               OF
                                                             YEAR               OPERATIONS)
                                                             ENDED              THROUGH
                                                            FEBRUARY            FEBRUARY
                                                            28, 1995            28, 1994
                                                            -------             -------
Net asset value per share, beginning of period.......       $  9.81             $ 10.00
                                                            -------             -------
Income from Investment Operations:
  Net investment income..............................          0.59                0.08
  Net realized and unrealized loss on securities.....         (0.37)              (0.19)
                                                            -------             -------
  Total income (loss) from investment operations.....          0.22               (0.11)
Less Dividends:
  Dividends from net investment income...............         (0.59)              (0.08)
                                                            -------             -------
Net change in net asset value........................         (0.37)              (0.19)
                                                            -------             -------
Net asset value per share, end of period.............       $  9.44             $  9.81
                                                             ======              ======
Total Return++.......................................          2.27%              (1.10)%
Ratios/supplemental data:
  Net assets, end of period (000)....................       $ 1,964             $   356
  Ratio of expenses to average net assets*...........          0.00%               0.00%+
  Ratio of net investment income to average net
     assets*.........................................          6.43%               5.70%+

---------------
 * Reflects the Fund's proportionate share of the Portfolio's expenses and fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 17.95% and 160.20% (annualized), for the periods ended February 28, 1995 and February 28, 1994, respectively.
 + Annualized.
++ The total returns listed are not annualized for the period ended February 28, 1994, and do not include the effect of the maximum 4.50% sales charge.

                                FUND INVESTMENTS

THE PACIFIC HORIZON FLEXIBLE BOND FUND SEEKS INTEREST INCOME AND CAPITAL APPRECIATION. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTMENT IN A FLEXIBLE MIX OF VARIOUS INVESTMENT GRADE CORPORATE AND GOVERNMENT FIXED INCOME SECURITIES, MORTGAGE-BACKED SECURITIES, MUNICIPAL SECURITIES AND CASH EQUIVALENTS.

THE FUND MAY BE APPROPRIATE FOR INVESTORS WHO WANT:

     - INTEREST INCOME FROM A DIVERSIFIED PORTFOLIO OF DEBT SECURITIES; AND

     - CAPITAL APPRECIATION.

           ---------------------------------------------------------

                              INVESTMENT OBJECTIVE

THE OBJECTIVE OF THE FUND IS TO PROVIDE INVESTORS WITH INTEREST INCOME AND CAPITAL APPRECIATION. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO. THE PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. WHILE THE PORTFOLIO STRIVES TO ATTAIN ITS INVESTMENT OBJECTIVE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

SINCE THE INVESTMENT CHARACTERISTICS OF THE FUND WILL CORRESPOND TO THOSE OF THE PORTFOLIO, THE FOLLOWING IS A DISCUSSION OF THE VARIOUS INVESTMENTS OF AND TECHNIQUES EMPLOYED BY THE PORTFOLIO.

           ---------------------------------------------------------

TYPES OF INVESTMENTS

IN GENERAL. The Portfolio is a diversified portfolio which will invest substantially all of its assets in investment grade intermediate and longer term bonds, which consist of corporate and governmental fixed income obligations, mortgage-backed securities, municipal securities and cash equivalents.

Investment grade bonds are bonds that are rated within the four highest rating categories by a nationally recognized statistical rating organization, i.e. BBB or better by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P") or Fitch Investors Service, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). While bonds with such ratings are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances could lead to a weakened capacity to pay interest and repay principal. Bonds with the lowest investment grade rating (i.e. BBB or Baa) do not have outstanding investment characteristics and may have speculative characteristics as well. Unrated securities will be purchased only if Bank of America determines that they are of comparable quality to the rated securities in which the Portfolio may invest. Corporate bonds will be diversified by investment in bonds issued by different companies in different industries.

Mortgage-backed securities, such as GNMA, FNMA and FHLMC securities, will be guaranteed as to principal and interest, but not market value, by the U.S. Government or one of its agencies or instrumentalities. The Portfolio will not invest more than 35% of its net assets in mortgage-backed securities. There is the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. Similarly, a risk associated with mortgage-backed securities is early paydown resulting from refinancing of the underlying mortgages. The rate of such prepayments, and hence the life of the security, will primarily be a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.

The Portfolio may also invest, from time to time, in obligations issued by state and local governmental issuers ("Municipal Securities"). The purchase of Municipal Securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. Dividends received by shareholders which are attributable to interest income received from Municipal Securities generally will be subject to Federal income tax.

The two principal classifications of Municipal Securities which may be held by the Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Portfolio are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Interest income is expected to be the primary basis for investment return from an investment in the Portfolio, and capital appreciation the secondary basis. The Portfolio will attempt to achieve capital appreciation by moderate market timing in response to anticipated interest rate changes. The Portfolio will also attempt to take advantage of undervalued sectors while selling bonds in overvalued sectors. However, since investments will normally consist of bonds and mortgage-backed securities, the ability to achieve capital appreciation is limited.

The value of the securities held in the Portfolio will tend to vary inversely with changes in prevailing interest rates. When, in the evaluation of Bank of America, there is a high probability that there will be a decline in the bond market, up to 75% of the total assets of the Portfolio may be held in cash equivalents as a temporary defensive strategy. To the extent that the Portfolio invests in such instruments, it will not be invested in accordance with the investment policies designed for it to realize its investment objective. Cash equivalents are the following short-term, interest bearing instruments: obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, asset-backed securities, foreign government securities, and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P.

The Portfolio may also make other investments as described more fully below under "Other Investment Practices and Considerations."

FUNDAMENTAL LIMITATIONS. The investment objective of the Fund and the Portfolio may not be changed without a vote by the holders of a majority of the outstanding shares of the Fund or of the outstanding interests of the Portfolio, respectively. Policies requiring such a vote to effect a change are known as "fundamental." A number of the other fundamental investment limitations are summarized below. Neither the Fund nor the Portfolio may:

1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be in-vested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

2. Make loans to other persons except that it may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of its net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of its total assets, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of its total assets; or

3. Purchase or sell commodities contracts, except that it may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of its total net assets, and
   (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of its total assets.

If a percentage restriction is satisfied at the time of investment, a later increase or decrease in percentage resulting from a change in values will not constitute a violation of that restriction.

A complete list of additional fundamental investment limitations is set out in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES AND
CONSIDERATIONS

FOREIGN SECURITIES. Subject to its investment objective and the policies stated above, the Portfolio may invest in securities of foreign issuers that may or may not be publicly traded in the United States, including Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). It is currently the intention of the Portfolio to invest no more than 25% of its net assets (at the time of purchase) in foreign securities. The Portfolio may be subjected to additional risks associated with the holding of property abroad such as future political and economic developments, currency fluctuations, possible withholding of tax payments, possible seizure or nationalization of foreign assets, possible establishment of currency exchange control regulations or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities in the Portfolio, securities of some foreign companies are less liquid, and their prices more volatile than domestic companies, have less publicly available information about foreign companies, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.

OPTIONS. The Portfolio may purchase put and call options on listed securities so long as the aggregate premiums paid for options does not exceed 2% of the net assets of the Portfolio (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect the Portfolio's securities in expectation of a declining market, and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. The Portfolio may not write put options but may write fully covered call options as long as the Portfolio remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Portfolio. For additional information relating to option trading practices, including particular risks thereof, see the Statement of Additional Information.

FUTURES. The Portfolio may purchase and sell interest rate futures contracts (as well as purchase related options) as a hedge against changes resulting from market conditions in the values of the securities held by the Portfolio or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. The Portfolio may not purchase or sell an interest rate futures contract or purchase a related option unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Portfolio's total assets (after taking into account certain technical adjustments). For a more detailed discussion of interest rate futures contracts and options and the costs and risks related to such instruments, see the Statement of Additional Information.

VARIABLE RATE INSTRUMENTS. The Portfolio may invest in variable and floating rate instruments, which may include master demand notes. Although payable on demand by the Portfolio, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P, (c) are backed by a bank letter of credit or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b). INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash position, the Portfolio may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). No more than 10% of the value of the Portfolio's total assets will be invested in securities of other investment companies, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements. Under these agreements, the Portfolio will acquire securities from either a bank which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or a registered broker-dealer, and the seller agrees to repurchase them within a specified time at a fixed price (equal to the purchase price plus interest). Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act"). Repurchase agreements maturing in more than seven days will not exceed 10% of the value of the total assets of the Portfolio. Repurchase agreements will be entered into only for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper, and either the Portfolio's custodian or its agent will have physical possession of the securities or the securities will be transferred to the Portfolio's custodian by appropriate entry in the Federal Reserve Bank's records and, in either case, will be maintained in a segregated account.

Bank of America will monitor the value of securities acquired under repurchase agreements to ensure that the value of such securities will always equal or exceed the repurchase price under the repurchase agreement. If the other party to a repurchase agreement defaults, the Portfolio might incur a loss if the value of the securities securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the securities by the Portfolio may be delayed or denied.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. Under these arrangements, the Portfolio will sell a security held by the Portfolio to either a bank which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or a registered broker-dealer, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares.

SECURITIES LENDING. In order to earn additional income, the Portfolio may lend its portfolio securities to broker-dealers that Bank of America considers to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Company or the Portfolio. If the broker-dealer should become bankrupt, however, the Portfolio could experience delays in recovering its securities. A securities loan will only be made when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by the Portfolio exceeds 10% of its total assets. Securities loans will be fully collateralized.

ASSET-BACKED SECURITIES. The Portfolio may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or receivables held in a trust. Examples include, certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

The underlying assets may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Portfolio's experiencing difficulty in valuing or liquidating such securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Portfolio will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued or forward commitment transactions. The Portfolio's when-issued purchases and forward commitments are not to exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. The Portfolio does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

SECURITIES ISSUED BY BANK OF AMERICA AND AFFILIATES. The Portfolio will not invest in instruments or securities issued by Bank of America or any of its affiliates.

PORTFOLIO TRANSACTIONS. Investment decisions for the Portfolio are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Portfolio. When a purchase or sale of the same security is made at substantially the same time on behalf of the Portfolio and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold by the Portfolio.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the Portfolio are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. The Portfolio's investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs than would otherwise be the case. Higher rates of turnover may impose other transaction costs and could increase substantially the amount of income received by the Portfolio that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). The investment adviser will not consider portfolio turnover a limiting factor in making investment decisions for the Portfolio consistent with its investment objectives and policies.

MASTER-FEEDER STRUCTURE. The Fund is an open-end investment portfolio that seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective. The Fund may withdraw its investment in the Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. See "Expense Summary," "Fund Investments" and "Fund Management" for a description of this investment objective and the investment policies, restrictions, management and expenses of the Fund and the Portfolio.

The Portfolio is a separate series of Master Investment Trust, Series I (the "Master Trust"), which is organized as a business trust under the laws of

Delaware. The Fund and other entities that may invest in the Portfolio from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. As stated above, the investment objective of the Fund and the Portfolio is a fundamental policy and may not be changed, in the case of the Fund, without the vote of its shareholders or, in the case of the Portfolio, without the vote of its interestholders. Whenever the Fund is requested to vote on matters pertaining to the investment objective or a fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote in the same proportion as the votes cast by the Fund's shareholders. The Fund will vote any shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. As with any mutual fund, other investors in the Portfolio could control the results of voting at the Portfolio level in certain instances (e.g. a change in fundamental policies by the Portfolio which was not approved by the Fund's shareholders). This could result in the Fund's withdrawal of its investment in the Portfolio, and in increased costs and expenses for the Fund. Further, the withdrawal of other entities that may from time to time invest in the Portfolio could have an adverse effect on the performance of the Portfolio and the Fund, such as decreased economies of scale and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in the Portfolio will cause the Portfolio to terminate automatically in 120 days unless the Fund and any other investors in the Portfolio unanimously agree to continue the business of the Portfolio.

As the Fund is required to submit such matters to a vote of its shareholders, it will be required to incur the expenses of shareholder meetings in connection with such withdrawals. If unanimous agreement is not reached to continue the Portfolio, the Board of Directors of the Company would need to consider alternative arrangements for the Fund, such as those described above. The policy of the Fund, and other similar investment companies, to invest their investable assets in trusts such as the Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

There may also be other investment companies through which you can invest in the Portfolio which may have higher or lower fees and expenses than those of the Fund and which may therefore have different performance results than the Fund. Information concerning whether an investment in the Portfolio may be available through another entity investing in the Portfolio may be obtained by calling 800-332-3863.

                               SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S DIVIDENDS

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below.

---------------------------------------------------------
                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                              INITIAL     SUBSEQUENT
                              INVESTMENT  INVESTMENT
                              -------    -------------
  Regular Account             $   500*        $50
  Automatic Investment Plan   $    50         $50
  IRAs, SEP-IRAs
    (one participant)         $   500     No minimum
  Spousal IRAs**              $   250     No minimum
  SEP-IRAs (more than
    one participant)          $ 2,500     No minimum

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000.

 ** A regular IRA must be opened in conjunction with this account.
---------------------------------------------------------

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon the Fund's net asset value per share plus a front-end sales load. The Fund calculates its net asset value ("NAV") as follows:

             (Value of Fund Assets) - (Fund Liabilities)
NAV =  ---------------------------------------------------------
                    Number of Outstanding Shares

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

The Portfolio's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Portfolio pursuant to procedures adopted by the Portfolio's Board of Trustees. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For voice recorded price and yield information call (800) 227-1545.

  SALES LOAD. The front-end sales load for the Fund begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:
---------------------------------------------------------

                                               DEALER'S
                           AS A % OF           REALLOWANCE
                          ------------         AS A
                                  NET          % OF
       AMOUNT OF          OFFERING ASSET       OFFERING
      TRANSACTION         PRICE   VALUE        PRICE*
  -------------------     ----    ----         ----
  Less than $100,000      4.50    4.71         4.00
  $100,000 but less
    than $250,000         3.75    3.90         3.35
  $250,000 but less
    than $500,000         2.50    2.56         2.20
  $500,000 but less
    than $750,000         2.00    2.04         1.75
  $750,000 but less
    than $3,000,000       1.00    1.01          .90
  $3,000,000 or more       .00     .00          .00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.
---------------------------------------------------------

  WHEN NO SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Fund's administrator;

- employer-sponsored employee pension or retirement plans making direct investments in the Fund;

- any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account);

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administrated by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) before April 20, 1987, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund, so long as your account remains open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:

- members of the Company's Board of Directors;

- U.S. based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses and minor children, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations; and

- former full-time employees (and retirees) of Security Pacific Corporation (or any of its subsidiaries) and the surviving spouses and minor children of such employees (and retirees), provided they were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as their account remains open on the Company's books.

  RIGHTS OF ACCUMULATION. When buying shares in Pacific Horizon Funds, your current aggregate investment determines the sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon Fund, or for like shares of any investment portfolio (a "Time Horizon Fund") of Time Horizon Funds, an open-end investment company managed by an affiliate of Bank of America, on which you paid a sales load

  (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor) must notify the Fund's transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own shares of the Fund, the Pacific Horizon California Tax-Exempt Bond Fund, the Pacific Horizon U.S. Government Securities Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase shares of the Fund with a current value of $10,000, the load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

  LETTER OF INTENT. You may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $100,000 or more in shares of any Pacific Horizon Fund or any Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. Shares purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company or Time Horizon Funds to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company or Time Horizon Funds, as applicable, holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.

--------------------------------------------------------------------------------------------------------
                                              TO BUY SHARES

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
                    THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
                   (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions.                   instructions.
                                           THROUGH THE DISTRIBUTOR
             (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
    Pacific Horizon Funds, Inc.        Complete Account Application    Mail all subsequent
    c/o DST Systems, Inc.              and mail it with a check        investments to:
    P.O. Box 419955                    (payable to Pacific Horizon
    Kansas City, MO 64141-6955         Flexible Bond Fund) to the      Pacific Horizon Funds, Inc.
                                       address on the left.            c/o DST Systems, Inc.
                                                                       P.O. Box 419940
                                                                       Kansas City, MO 64173-0298
--------------------------------------------------------------------------------------------------------
    IN PERSON
    DST Systems, Inc.                  Deliver Account Application     Deliver your payment directly
    811 Main                           and your payment directly to    to the address on the left.
    Kansas City, MO 64105-2005         the address on the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE
    United Missouri Bank of            Instruct your bank to           Instruct your bank to
    Kansas City, N.A.                  transmit immediately            transmit immediately
    10th and Grand                     available funds, for purchase   available funds as described
    Kansas City, MO 64106              of Fund shares in your name.    at left, except that the wire
    ABA No. 1010-0069-5                                                should indicate that you are
    Pacific Horizon Funds, Inc.        Be sure to have your bank       making a subsequent purchase
    Flexible Bond Fund                 indicate your name, address     as opposed to opening a new
    DDA #98-7037-107-3                 and tax identification          account.
                                       number, the name of the Fund
                                       and the fact that a new         Be sure to include your name
                                       account is being opened.        and your Fund account number.

                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

                                       You may contact the Fund's transfer agent at 800-346-2087 for further information regarding wiring instructions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                            OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges apply      Purchases may be made in the
    (a service permitting transfers    automatically, although the     minimum amount of $500 and
    of money from your                 Privilege may not be used to    the maximum amount of $50,000
    checking, NOW or bank              make an initial purchase. If    per transaction as soon as
    money market account)              you do not wish to have         appropriate information
                                       TeleTrade Privileges, you       regarding your bank account
                                       must indicate that fact on      has been established on your
                                       the Account Application or in   Fund account. This
                                       a subsequent written notice     information may be provided
                                       to the Fund's transfer agent.   on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares."

                                                                       Call 800-346-2087 to make
                                                                       your purchase.

            You should refer to the "Shareholder Services" section for additional important information about the TeleTrade Privilege.

     YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
        PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR
                               MORE INFORMATION.
--------------------------------------------------------------------------------

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's transfer agent, DST Systems, Inc. (the "Transfer Agent"), at its Kansas City office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of its business day (normally 5:15 p.m. Eastern time). Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of its business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account.

If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The Fund imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your Broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                 TO SELL SHARES

     THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
        (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)

                    Contact them directly for instructions.
------------------------------------------------------------------------------------------------

                            THROUGH THE DISTRIBUTOR
          (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)

   BY MAIL
   Pacific Horizon                  Send a signed, written request (each owner, including each
   Flexible Bond Fund               joint owner, must sign) to the Transfer Agent.
   c/o DST Systems, Inc.
   P.O. Box 419955                  If you hold stock certificates for the shares being
   Kansas City, MO 64141-6955       redeemed, make sure to endorse them for transfer, have your signature on them guaranteed by your bank or another
                                    guarantor institution (as described in the section entitled
                                    "What Kind Of Paperwork Is Involved In Selling Shares?") and
                                    include them with your request.
------------------------------------------------------------------------------------------------
   IN PERSON
   DST Systems, Inc.
   811 Main                         Deliver your signed, written request (each owner, including
   Kansas City, MO 64105-2005       each joint owner, must sign) and any certificates (endorsed for transfer and signature guaranteed as described in the
                                    section entitled "What Kind Of Paperwork Is Involved In
                                    Selling Shares?") to the address on the left.
------------------------------------------------------------------------------------------------
   BY WIRE
                                    As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed below in the section entitled
                                    "What Kind Of Paperwork Is Involved In Selling Shares?".

                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.

                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amounts.

                                    Wire Privileges may be modified or suspended at any time,
                                    and are not available for shares issued in certificate form.

                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO SELL SHARES

   BY CHECK                         You may write Redemption Checks ("Checks") payable to any
                                    person out of your Fund account in the amount of $500 or
                                    more. The Transfer Agent (as your agent) will redeem the
                                    necessary number of shares to cover the Check when it is
                                    presented for payment.

                                    You will continue earning dividends on shares redeemed in
                                    this manner until the Check actually clears the Transfer
                                    Agent.

                                    You may request this Privilege on an Account Application
                                    that has been signed by the registered owner(s), and a set of Checks will then be sent to the registered owner(s) at
                                    the address of record.

                                    There is no charge for the use of Checks, although the
                                    Transfer Agent will charge for any "stop payment" requests made by you, or if a Check cannot be honored due to
                                    insufficient funds or for other valid reasons.

                                    Shares issued in certificate form may not be redeemed by
                                    Check.

--------------------------------------------------------------------------------

   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
   transfers of money to your       information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?".

                                    Redemption orders may be placed by calling 800-346-2087.

                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.

          OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC
         WITHDRAWALS, ARE ALSO AVAILABLE. PLEASE REFER TO THE SECTION
             ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Kansas City office. Although the Fund itself imposes no charge when shares are redeemed, if you purchase shares through Bank of America or a Service Organization, they may charge a fee for providing certain services in connection with investments in Fund shares. The Company reserves the right to redeem accounts (other than IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED
IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY
REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. If you purchase shares by wire, you must file an Account Application before redemption requests can be honored.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the Fund, or of another load fund of the Company or Time Horizon Funds, within 90 days of your redemption trade date without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of the Fund are entitled to dividends arising from the net investment income and net realized gains, if any, earned on investments in the Portfolio which are allocable to the Fund. Dividends from the Fund's net investment income are declared daily and paid within five business days after the end of each month. Fund shares begin earning dividends the day after payment in federal funds is received for such shares through the business day such shares are redeemed. The Fund's net realized gains (after reduction for capital loss carryforwards, if any) are distributed at least annually.

You will automatically receive dividends and capital gain distributions in additional shares without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From The Fund Be Invested In Other Pacific Horizon Funds?".

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent at P.O. Box 419955, Kansas City, MO 64141-6955. The election or revocation will become effective with respect to dividends paid after it is received by the Transfer Agent.

                              SHAREHOLDER SERVICES

PACIFIC HORIZON FUNDS PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUND IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

For details, contact the Fund's distributor at 800-332-3863. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and consult their tax advisers.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING FUND SHARES PURCHASED WITH A SALES LOAD FOR SHARES OF ANOTHER LOAD FUND OF THE COMPANY.

An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below regarding TeleTrade for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domes-tic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC
INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING
AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW

AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual and annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.

CAN MY DIVIDENDS FROM THE FUND
BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN
AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after 30 days' notice.

                            THE BUSINESS OF THE FUND

FUND MANAGEMENT

The business affairs of the Company are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company and about the Trustees and Officers of the Master Trust is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS
                              -------------------

                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Portfolio. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries.

In its advisory agreement, Bank of America has agreed to manage the Portfolio's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Portfolio's securities. The agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America. Bank of America may also employ a sub-adviser provided Bank of America remains fully responsible to the Portfolio for the acts and omissions of the sub-adviser.

Steven L. Vielhaber is primarily responsible for the day-to-day management of the investment assets of the Portfolio. Mr. Vielhaber has been the Fund's manager since April 1994 and has been employed by Bank of America since 1993. Prior thereto, Mr. Vielhaber had been Director of Fixed Income Marketing at Dimensional Fund Advisors since 1990 and Vice President and Manager of Investments at Gibraltar Savings from 1986 to 1990.

For the services provided and expenses assumed under the advisory agreement, Bank of America is entitled to receive a fee at the annual rate of 0.45% of the Portfolio's average daily net assets. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers.") During the fiscal year ended February 28, 1995, Bank of America waived its entire fee as investment advisor. In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan as described under "Plan Payments," and may receive fees charged directly to their accounts in connection with investments in Fund shares.

                                 ADMINISTRATOR

Concord Holding Corporation ("Concord") serves as Administrator of the Fund and the Portfolio. Concord is a wholly owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 W. 55th Street, New York, New York 10019.

Under its administration agreements with the Company and the Portfolio, Concord has agreed to: pay the costs of maintaining the offices of the Company and the Portfolio; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Fund, interestholders of the Portfolio and the Securities and Exchange Commission; prepare tax returns;

maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain books and records of the Fund and the Portfolio; calculate the net asset value of the Fund and the Portfolio and dividends and capital gains distributions to shareholders; serve as dividend disbursing agent for the Portfolio; and generally assist in all aspects of the operations of the Fund and the Portfolio.

For its services as administrator, Concord is entitled to receive an administration fee from the Fund at the annual rate of 0.15% of the Fund's average daily net assets and an administration fee from the Portfolio at the annual rate of 0.05% of the Portfolio's average daily net assets. These amounts may be reduced pursuant to undertakings by Concord. (See the information below under "Fee Waivers.") During the fiscal year ended February 28, 1995, Concord waived its entire fee as administrator for both the Fund and the Portfolio.

Pursuant to the authority granted in its administration agreements, Concord has entered into agreements with PFPC, Inc. ("PFPC") under which PFPC, and an off-shore affiliate of PFPC, perform certain of the services listed above, e.g., calculating the net asset value of the Fund and the Portfolio, calculating dividends and capital gains distributions to shareholders, and maintaining the books and records of the Fund and the Portfolio. The Fund and the Portfolio bear all fees and expenses charged by PFPC for these services.

                                  DISTRIBUTOR

The Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is a wholly-owned subsidiary of Concord and is located at 125 W. 55th Street, New York, New York 10019.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, N.A., Broad and Chestnut Streets,
Philadelphia, Pennsylvania, 19101 serves as the Custodian of the Fund and the Portfolio.
DST Systems, Inc. is the transfer and dividend disbursing agent for the Fund and is located at 811 Main, Kansas City, MO 64105-2005.

FEE WAIVERS

Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services and the Fund and Portfolio bear the expenses incurred in their operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers as well as by certain expense limitations imposed by state securities regulators. Periodically, during the course of the Fund's fiscal year, Bank of America, Concord and/or the Distributor may choose not to receive fee payments and/or may assume certain Fund or Portfolio expenses. However, the service providers retain the ability to be reimbursed for these amounts by the Fund and Portfolio prior to fiscal year end and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time. These waivers and reimbursements would increase the Fund's yield when made but would decrease yields if the Fund were required to reimburse a service provider.

TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUND.

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

During its most recent fiscal year the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and Management intends that the Fund will so qualify in future years as long as such qualification is in the best interest of the Fund's shareholders. As a result of this qualification, the Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code. The Fund intends to qualify for this special tax treatment as long as it is in the best interest of its shareholders. It is expected that the Portfolio will not be subject to Federal income taxes. The Portfolio intends to qualify as a partnership (or other pass-through entity) for federal income tax purposes. As such, the Portfolio is not subject to tax and the Fund will be treated for federal income tax purposes as recognizing its pro rata share of the Portfolio's income and deductions, and owning its pro rata share of the Portfolio's assets. The Fund's status as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership (or other pass-through entity) for federal income tax purposes.

Dividends (whether received in cash or additional shares) derived from ordinary income and/or the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income. The Company expects that none of the dividends paid by the Fund will qualify for the dividends-received deduction for corporations.

Any dividend you receive comprised of the excess of net long-term capital gain over net short-term capital loss ("capital gain dividend") will be taxed as a long-term capital gain no matter how long you have held Fund shares.

A dividend paid to you by the Fund in January of a particular year will be deemed for tax purposes to have been received by you on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a specified date in October, November or December of that preceding year. If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable capital gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares. It may be included in the tax basis of the new shares. If you had Fund shares for six months or less and during that time receive a capital gain dividend on those shares, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

STATE AND LOCAL TAXES

You should consult your tax adviser regarding state and local tax consequences which may differ from the federal tax consequences as described above.

MEASURING PERFORMANCE

THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of the Fund over a specified 30 day period.

Periodically, the Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) and yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return reflect the sales load charged by the Fund and assume dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares.

The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30 day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30 day or one month measuring period will be identified along with any yield quotation to which it relates.

The Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

For example, the Fund's total return may be compared to the Consumer Price Index or to data prepared by: Lipper Analytical Services, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. The Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

DESCRIPTION OF SHARES

The Company is a Maryland corporation that was organized on October 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO TWO HUNDRED BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of 100 million shares of Class M Common Stock representing interests in the Fund, and additional classes of shares representing interests in other investment portfolios of the Company. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class M Common Stock) into one or more series. For more information about the Company's other portfolios, contact the Company at the telephone number listed on the inside cover page.

Shares representing interests in the Fund are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the Fund on liquidation. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office has been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

PLAN PAYMENTS

THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICE PLAN (THE "PLAN") FOR THE FUND UNDER WHICH THE FUND PAYS THE DISTRIBUTOR FOR SHAREHOLDER SERVICING EXPENSES RELATED TO FUND SHARES.

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the Fund's average daily net assets. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. During the fiscal year ended February 28, 1995, the Distributor waived all payments under the Plan.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

Banks may act as Service Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

--------------------------------------------------------------------------------
                       PACIFIC   HORIZON   MUTUAL   FUNDS

    COPFLXB95P

                                                     FLEXIBLE BOND FUND

                                                         PROSPECTUS
                                                        July 1, 1995

                                                      NOT FDIC INSURED

PROSPECTUS

JULY 1, 1995

                               PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
                                  A series of shares of Pacific Horizon Funds,
                                                     Inc.

--------------------------------------------------------------------------------

The PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND (the "Fund") is a diversified mutual fund whose investment objective is to provide investors with as high a level of current interest income free of regular Federal income tax as is consistent with prudent investment management and preservation of capital. The Fund seeks to achieve its objective through investment primarily in a diversified portfolio of investment grade municipal debt securities. The Fund is offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company.

UNLIKE MOST OTHER INVESTMENT COMPANIES WHICH INVEST DIRECTLY IN PORTFOLIO SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A FUND OF AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THAT OF THE FUND. THE FUND WILL PURCHASE SHARES OF THE PORTFOLIO AT NET ASSET VALUE. THE NET ASSET VALUE OF THE FUND WILL RESPOND TO INCREASES AND DECREASES IN THE VALUE OF THE PORTFOLIO'S SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. SEE "OTHER INVESTMENT PRACTICES AND CONSIDERATIONS--MASTER-FEEDER STRUCTURE" ON PAGE 10 FOR ADDITIONAL INFORMATION REGARDING THIS STRUCTURE.

Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Portfolio's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds.

This Prospectus describes concisely the information about the Fund and the Company that you should know before investing. Please read it carefully and retain it for future reference.

More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated July 1, 1995 and is incorporated by reference into this Prospectus.
--------------------------------------------------------------------------------

Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Fund involves investment risk, including the possible loss of principal.
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations in connection with the offer of the Fund's shares, other than as contained in this Prospectus and the Fund's official sales literature. Therefore, other information and representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.
--------------------------------------------------------------------------------

                                    CONTENTS

      EXPENSE SUMMARY                        2
      FINANCIAL HIGHLIGHTS                   3
      FUND INVESTMENTS                       4    INVESTMENT OBJECTIVE
                                             4    TYPES OF INVESTMENTS
                                             5    FUNDAMENTAL LIMITATIONS
                                             6    OTHER INVESTMENT PRACTICES AND CONSIDERATIONS
      SHAREHOLDER GUIDE                     11    HOW TO BUY SHARES
                                            11      What Is My Minimum Investment In The Fund?
                                            11      How Are Shares Priced?
                                            14      How Can I Buy Shares?
                                            16      What Price Will I Receive When I Buy Shares?
                                            17      What Else Should I Know To Make A Purchase?
                                            17    HOW TO SELL SHARES
                                            17      How Do I Redeem My Shares?
                                            19      What NAV Will I Receive For Shares I Want To Sell?
                                            19      What Kind of Paperwork Is Involved In Selling
                                                    Shares?
                                            20      How Quickly Can I Receive My Redemption Proceeds?
                                            20      Do I Have Any Reinstatement Privileges After I Have
                                                    Redeemed Shares?
                                            20    DIVIDEND AND DISTRIBUTION POLICIES
      SHAREHOLDER SERVICES                  21    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                                  ANOTHER?
                                            21    WHAT IS TELETRADE?
                                            22    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON
                                                  A REGULAR BASIS?
                                            22    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I
                                                  IMPLEMENT IT?
                                            22    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                            23    CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER
                                                  FUNDS?
                                            23    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?
      THE BUSINESS OF THE FUND              23    FUND MANAGEMENT
                                            23      Service Providers
                                            25    TAX INFORMATION
                                            26    MEASURING PERFORMANCE
                                            27    DESCRIPTION OF SHARES
                                            28    PLAN PAYMENTS
      APPENDIX A                           A-1
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          125 West 55th Street                    555 California Street
          New York, NY 10019                      San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES include payments by the Fund and payments by the Portfolio which are allocable to the Fund. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, shareholder servicing, accounting and other services.

At right is a summary of the shareholder transaction expenses imposed by the Fund and its operating expenses (including the operating expenses of the Portfolio which are allocable to the Fund) expected to be incurred during the current fiscal year. This information has been restated to assume that current fees had been in effect during the previous fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

        SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)        4.50%
 Sales Load Imposed on Reinvested Dividends    None
 Deferred Sales Load                           None
 Redemption Fees                               None
 Exchange Fee                                  None
         ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
 Management Fees (After Fee Waivers)          0.00%
 All Other Expenses (After Expense
   Reimbursements)                            0.65%
                                              -----
   Shareholder Service Payments (After Fee
     Waivers)                          0.00%
   Other Expenses (After Expense
     Reimbursements)                   0.65%
                                       -----
 Total Fund Operating Expenses (After Fee
   Waivers and Expense Reimbursements)        0.65%
                                              -----
                                              -----

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EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those      After 1 Year  :  $51
stated above. For every $1,000 you invest, here's how much you would have paid in total   After 3 Years :  $65
expenses if you closed your account after the number of years indicated:                  After 5 Years :  $82
                                                                                          After 10 Years: $122

Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.
--------------------------------------------------------------------------------

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

Management fees (without waivers) consist of:

- an investment advisory fee payable at the annual rate of 0.35% of the Portfolio's average daily net assets; and

- an administration fee payable at the annual rate of 0.15% of the Fund's average daily net assets and 0.05% of the Portfolio's average daily net assets.

Without fee waivers a shareholder service payment is made in the amount of 0.25% of the Fund's average daily net assets. As indicated in the table above, however, Management intends to waive fees and reimburse certain Other Expenses on behalf of the Fund so that Total Operating Expenses do not exceed 0.65%. Absent these fee waivers and reimbursements the estimated Total Operating Expenses would be 17.46% of the Fund's average daily net assets.

For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Fund" and "Plan Payments" in this Prospectus.

The Board of Directors of the Company believes that the aggregate per share expenses of the Fund and the Portfolio in which the Fund's assets are invested will be less than or approximately equal to the expenses which the Fund would incur if the Company retained the services of an investment adviser for the Fund and the assets of the Fund were invested directly in the type of securities held by the Portfolio. Further, the Directors believe that the shareholders of the Fund will participate in the ownership of a larger portfolio of securities than could be achieved directly by the Fund. There can be no assurance, however, that such will be the case or that any economies of scale that might occur if other investors acquire shares of the Portfolio will be realized, inasmuch as the Company is not aware of any other potential investor in the Portfolio.

FINANCIAL HIGHLIGHTS

The table below shows certain information concerning the investment results for the Fund for the periods indicated. The information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling 800-332-3863.

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                                                                                    FOR THE
                                                                                    PERIOD
                                                                                    JANUARY
                                                                                      28,
                                                                                     1994
                                                                                    (COMMENCEMENT
                                                                  FOR THE           OF
                                                                   YEAR             OPERATIONS)
                                                                   ENDED            THROUGH
                                                                  FEBRUARY          FEBRUARY
                                                                  28, 1995          28, 1994
                                                                  -------           -------
Net asset value per share, beginning of period..............      $  9.89           $ 10.00
                                                                  -------           -------
Income from Investment Operations:
  Net investment income.....................................         0.50              0.01
  Net realized and unrealized loss on securities............        (0.25)            (0.11)
                                                                  -------           -------
  Total gain (loss) from investment operations..............         0.25             (0.10)
Less dividends from net investment income...................        (0.50)            (0.01)
                                                                  -------           -------
Net change in net asset value...............................        (0.25)            (0.11)
                                                                  -------           -------
Net asset value per share, end of period....................      $  9.64           $  9.89
                                                                   ======            ======
Total Return++..............................................         2.78%            (1.00)%
Ratios/Supplemental Data:
  Net assets, end of period (000)...........................      $ 2,520           $   733
  Ratio of expenses to average net assets*..................         0.00%             0.00%+
  Ratio of net investment income to average net assets*.....         5.30%             1.15%+

---------------
 * Reflects the Fund's proportionate share of the Portfolio's expenses and fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 17.46% and 170.99% (annualized) for the year ended February 28, 1995 and the period ended February 28, 1994, respectively.
 + Annualized.
++ The total return listed does not include the effect of the maximum 4.50% sales charge and for the period ended February 28, 1994 is not annualized.

                                FUND INVESTMENTS

THE PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND SEEKS AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE FROM FEDERAL INCOME TAX AS IS CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT AND PRESERVATION OF CAPITAL. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTMENT PRIMARILY IN A DIVERSIFIED PORTFOLIO OF INVESTMENT GRADE MUNICIPAL DEBT SECURITIES. INVESTMENT GRADE DEBT SECURITIES ORDINARILY CARRY LOWER RATES OF INTEREST INCOME THAN LOWER QUALITY DEBT SECURITIES WITH SIMILAR MATURITIES.

THE FUND MAY BE APPROPRIATE FOR INVESTORS WHO WANT A HIGH LEVEL OF CURRENT INTEREST INCOME FREE FROM FEDERAL INCOME TAX.

           ---------------------------------------------------------

                              INVESTMENT OBJECTIVE

THE OBJECTIVE OF THE FUND IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE FROM FEDERAL INCOME TAX AS IS CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT AND PRESERVATION OF CAPITAL. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO. THE PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. WHILE THE PORTFOLIO STRIVES TO ATTAIN ITS INVESTMENT OBJECTIVE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

SINCE THE INVESTMENT CHARACTERISTICS OF THE FUND WILL CORRESPOND TO THOSE OF THE PORTFOLIO, THE FOLLOWING IS A DISCUSSION OF THE VARIOUS INVESTMENTS OF AND TECHNIQUES EMPLOYED BY THE PORTFOLIO.

           ---------------------------------------------------------

TYPES OF INVESTMENTS

IN GENERAL. The Portfolio's assets will be primarily invested in debt obligations (at least 80% of the Portfolio's total assets under normal market conditions) issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). Under normal market conditions, it is expected that at least 75% of the Portfolio's total assets will consist of issues rated investment grade or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P") or Fitch Investors Service, Inc. ("Fitch") at the time of purchase (that is, rated in one of the four highest rating categories) or, if unrated, will be deemed by the Portfolio's investment adviser to be of comparable quality. While securities rated in the fourth highest rating category (i.e., rated Baa or BBB) are regarded as having an adequate capacity to pay principal and interest, such securities lack outstanding investment characteristics and in fact have speculative characteristics as well. The Portfolio's assets may be invested in lower quality, higher yielding Municipal Securities which are rated below investment grade. Such securities carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Lower quality, higher yielding securities are commonly referred to as "junk bonds." See "High Yield, High Risk Securities" below and "Description of Municipal Securities Ratings" in the Appendix to this Prospectus. The Portfolio has no restrictions on the maturity of Municipal Securities in which it may invest. Accordingly, the Portfolio seeks to invest in Municipal Securities of such maturities which, in the judgment of the investment adviser, will provide a high level of current income consistent with prudent investment management, with consideration given to market conditions. The Portfolio's average weighted maturity will vary in response to varia-tions in comparative yields of differing maturities of instruments, in accordance with the Portfolio's investment objective.

The Portfolio may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Portfolio's investment adviser, suitable tax-exempt obligations are unavailable. In accordance with the Portfolio's investment objective, investments may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes. Such taxable obligations may include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper rated within the two highest ratings assigned by a nationally recognized statistical rating organization. These obligations are described further in the Statement of Additional Information. To the extent that the Portfolio invests in such instruments, it will not be invested in accordance with the investment policies designed for it to realize its investment objective. Income earned from these instruments is taxable and therefore is not included in the dividends free from Federal income tax which the Fund will pay.

TYPES OF MUNICIPAL SECURITIES. The two principal classifications of Municipal Securities which may be held by the Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Portfolio are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Portfolio nor its investment adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

The Portfolio may also make other investments as described more fully below under "Other Investment Practices and Considerations."

FUNDAMENTAL LIMITATIONS. The investment objective of the Fund and the Portfolio may not be changed without a vote by the holders of a majority of the outstanding shares of the Fund or of the outstanding interests of the Portfolio, respectively. Policies requiring such a vote to effect a change are known as "fundamental." A number of the other fundamental investment limitations are summarized below. Neither the Fund nor the Portfolio may:

1. Purchase securities of any one issue (except securities issued by the U.S. Government, its agencies or instrumentalities) if, immediately after and as a result, more than 5% of its total assets will be invested in the securities of such issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation, and that all of the assets of the Fund may be invested in the Portfolio or another investment company.

2. Make loans except that the Portfolio may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

3. Borrow money except from banks or through reverse repurchase agreements to meet redemptions and other temporary purposes in amounts of up to 25% of its total assets at the time of such borrowing. The Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

A list of additional fundamental investment limitations is set out in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

VARIABLE RATE INSTRUMENTS. Municipal Securities purchased by the Portfolio may include rated and unrated variable and floating rate tax-exempt instruments. These obligations bear interest at rates which are not fixed, but that vary with changes in specified market rates or indices on predesignated dates. Certain of these obligations may carry a demand feature that permits the holder to tender them back to the issuer at par value plus accrued interest, prior to maturity, which amount may be more or less than the amount the Portfolio paid for them. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Portfolio will not deviate from their par value as a result of changes in prevailing interest rates.

CUSTODIAL RECEIPTS AND PARTICIPATION INTERESTS. Securities acquired by the Portfolio may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero-Coupon Receipts." The Portfolio may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives the Portfolio an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest (although the securities held by the issuer may have longer maturities). If a participation interest is unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which the Portfolio may invest pursuant to guidelines approved by the Portfolio's Board of Trustees. For certain participation interests, the Portfolio will have the right to demand payment, for all or any part of the Portfolio's participation interest, plus accrued interest. As to these instruments, the Portfolio intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

WHEN-ISSUED, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Portfolio may purchase Municipal Securities on a "when issued" basis and may purchase or sell Municipal Securities on a "forward commitment" basis. The Portfolio may also purchase or sell Municipal Securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Portfolio will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued, forward commitment or delayed settlement transactions. The Portfolio's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of its total assets absent unusual market conditions. In the event its forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its assets, the Portfolio's liquidity and the ability of the investment adviser to manage the Portfolio might be adversely affected. The Portfolio does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

STAND-BY COMMITMENTS. In addition, the Portfolio may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified Municipal Securities at a specified price. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Portfolio expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

CALLABLE SECURITIES. The Portfolio may invest in callable municipal bonds. Callable municipal bonds are municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If bonds are purchased at a premium, some or all of that premium may not be recovered by bondholders, such as the Portfolio, upon redemption, depending on the redemption price.

ZERO COUPON SECURITIES. The Portfolio may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. The Portfolio will be required to include in income (or, with respect to Municipal Securities, in exempt-interest income) daily portions of original issue discount accrued which will cause the Fund to be required to make distributions of such amounts to shareholders annually, even if no payment is received before the distribution date.

REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions, such as banks and broker-dealers that are deemed creditworthy by the investment adviser under guidelines approved by the Portfolio's Board of Trustees, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements maturing in more than seven days will not exceed 15% of the value of the total assets of the Portfolio under normal market conditions. Securities subject to repurchase agreements are held either by a custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount that exceeds the repurchase price, and such value will be continuously monitored by the investment adviser on an ongoing basis. Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. At the time the Portfolio enters into a reverse repurchase agreement (an agreement under which the Portfolio sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account, liquid assets, such as U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently continuously monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares.

FUTURES. The Portfolio may invest in futures contracts and options relating to indices on municipal bonds as a hedge against changes in its other assets' market values ("Municipal Bond Index Futures" or "Futures").

If the investment adviser expects interest rates to rise the Portfolio may sell a futures contract or may sell a call option or purchase a put option on such futures contract, as a hedge against a decrease in the value of the Portfolio. If the investment adviser expects interest rates to decline, the Portfolio may purchase a futures contract, or may purchase a call option or sell a put option on such futures contract, to protect against an increase in the price of securities which the Portfolio intends to purchase.

The Portfolio will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Portfolio under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Portfolio on its open futures options positions, does not exceed 5% of the Portfolio's total assets, after taking into account any unrealized profits and losses on the Portfolio's open futures contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the then current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.) For a more detailed discussion of futures contracts and options and the cost and risks related to such instruments, see Appendix B to the Statement of Additional Information.

ILLIQUID SECURITIES. The Portfolio will not knowingly invest more than 15% of the value of its net assets in securities that are illiquid, including illiquid variable and floating rate instruments that are not payable upon 7 days' notice and do not have an active trading market.

RISK FACTORS AND SPECIAL CONSIDERATIONS. In seeking to achieve its investment objective the Portfolio may invest, without limitation, in industrial development bonds, which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Securities that are private activity bonds, although exempt from regular Federal income tax, may constitute an item of tax-preference for purposes of the Federal alternative minimum tax. See "Tax Information." The value of the Portfolio's securities will generally vary inversely with changes in prevailing interest rates. Such values will also change in response to changes in the interest rates payable on new issues of Municipal Securities. Should such interest rates rise, the values of outstanding bonds, including those held by the Portfolios will decline. If interest rates fall, the values of outstanding bonds will generally increase. Changes in the value of the Portfolio's securities arising from these or other factors will cause changes in the net asset value per share of the Portfolio (and correspondingly, the Fund).

HIGH YIELD, HIGH RISK SECURITIES. Up to 25% of the Portfolio's total assets may be invested in Municipal Securities rated below investment grade ("high yield, high risk securities"). The Portfolio's investments in high yield, high risk Municipal Securities have different risks than investments in securities that are rated investment grade. The ratings of Moody's, S&P, D&P and Fitch evaluate the safety of principal and interest payments, not market value risk, of debt securities. Since credit rating agencies may fail to change the credit ratings to reflect subsequent events on a timely basis, Bank of America will continuously monitor the issuers of these securities held by the Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Portfolio will not invest in any security that has lower than a C rating. Securities rated Ba through C by Moody's or BB through C by S&P, Fitch and Duff & Phelps are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. The Portfolio may retain a portfolio security whose rating has been changed if Bank of America deems that retention of such security is warranted.

Particular risks associated with high yield, high-risk securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield, high risk securities market (and, in turn, on the Portfolio's and Fund's net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected goals, and to obtain additional financing. An economic downturn could also disrupt the market for high yield, high risk securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a high yield, high risk security held by the Portfolio defaulted, the Portfolio could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities held by the Portfolio, especially in a thinly traded market.

PORTFOLIO TRANSACTIONS. Investment decisions for the Portfolio are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Portfolio. When a purchase or sale of the same security is made at substantially the same time on behalf of the Portfolio and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment pro-cedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold by the Portfolio.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the Portfolio are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio turnover may impose transaction costs on the Portfolio and may increase the proportion of the income received by the Portfolio which constitutes taxable capital gains. To the extent capital gains are realized, distributions by the Fund of its allocated share of such gains may be income for ordinary Federal tax purposes. See "Tax Information." Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs then would otherwise be the case. For further information concerning portfolio turnover, see the Statement of Additional Information.

MASTER-FEEDER STRUCTURE. The Fund is an open-end investment portfolio that seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective. The Fund may withdraw its investment in the Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. See "Expense Summary," "Fund Investments" and "Fund Management" for a description of this investment objective and the investment policies, restrictions, management and expenses of the Fund and the Portfolio.

The Portfolio is a separate series of Master Investment Trust, Series II (the "Master Trust"), which is organized as a business trust under the laws of Delaware. The Fund and other entities that may invest in the Portfolio from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. As stated above, the investment objective of the Fund and the Portfolio is a fundamental policy and may not be changed, in the case of the Fund, without the vote of its shareholders or, in the case of the Portfolio, without the vote of its interestholders. Whenever the Fund is requested to vote on matters pertaining to the investment objective or a fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote in the same proportion as the votes cast by the Fund's shareholders. The Fund will vote any shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. As with any mutual fund, other investors in the Portfolio could control the results of voting at the Portfolio level in certain instances (e.g. a change in fundamental policies by the Portfolio which was not approved by the Fund's shareholders). This could result in the Fund's withdrawal of its investment in the Portfolio, and in increased costs and expenses for the Fund. Further, the withdrawal of other entities that may from time to time invest in the Portfolio could have an adverse effect on the performance of the Portfolio and the Fund, such as decreased economies of scale and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in the Portfolio will cause the Portfolio to terminate automatically in 120 days unless the Fund and any other investors in the Portfolio unanimously agree to continue the business of the Portfolio. As the Fund is required to submit such matters to a vote of its shareholders, it will be required to incur the expenses of shareholder meetings in connection with such withdrawals. If unanimous agreement is not reached to continue the Portfolio, the Board of Directors of the Company would need to consider alternative arrangements for the Fund such as those described above. The policy of the Fund, and other similar investment companies, to invest their investable assets in trusts such as the Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

There may also be other investment companies through which you can invest in the Portfolio which may have higher or lower fees and expenses than those of the Fund and which may therefore have different performance results than the Fund. Information concerning whether an investment in the Portfolio may be available through another entity investing in the Portfolio may be obtained by calling 800-332-3863.

                               SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below.
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                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                                  INITIAL        SUBSEQUENT
                                  INVESTMENT     INVESTMENT
                                  ----------     ----------
  Regular Account                 $ 500*         $ 50
  Automatic Investment Plan       $  50          $ 50

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000.
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HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon the Fund's net asset value per share plus a front-end sales load. The Fund calculates its net asset value ("NAV") as follows:

                      (Value of Fund Assets) - (Fund Liabilities)
NAV =           -------------------------------------------------------
                             Number of Outstanding Shares

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

The Portfolio's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Portfolio pursuant to procedures adopted by the Portfolio's Board of Trustees. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For voice recorded price and yield information call (800) 227-1545.

SALES LOAD. The front-end sales load for the Fund begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:
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                                                DEALER'S
                            AS A % OF           REALLOWANCE
                          --------------        AS A
                                    NET         % OF
       AMOUNT OF          OFFERING  ASSET       OFFERING
      TRANSACTION         PRICE     VALUE       PRICE*
  -------------------     ----      ----        ----
  Less than $100,000      4.50      4.71        4.00
  $100,000 but less
    than $250,000         3.75      3.90        3.35
  $250,000 but less
    than $500,000         2.50      2.56        2.20
  $500,000 but less
    than $750,000         2.00      2.04        1.75
  $750,000 but less
    than $3,000,000       1.00      1.01        0.90
  $3,000,000 or more      0.00      0.00        0.00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.
---------------------------------------------------------

WHEN NO SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account);

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of America or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) before April 20, 1987, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund, so long as your account remains open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:

- members of the Company's Board of Directors;

- U.S. based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses and minor children, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations; and

- former full-time employees (and retirees) of Security Pacific Corporation (or any of its subsidiaries) and the surviving spouses and minor children of such employees (and retirees), provided they were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as their account remains open on the Company's books.

RIGHTS OF ACCUMULATION. When buying shares in Pacific Horizon Funds, your current aggregate investment determines the sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon Fund, or for like shares of any investment portfolio (a "Time Horizon Fund") of Time Horizon Funds, an open-end investment company managed by an affiliate of Bank of America, on which you paid a sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor) must notify the Fund's transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own shares of the Fund, the Pacific Horizon California Tax-Exempt Bond Fund, the Pacific Horizon U.S. Government Securities Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase shares of the Fund with a current value of $10,000, the load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $100,000 or more in shares of any Pacific Horizon Fund or any Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. Shares purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company or Time Horizon Funds to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company or Time Horizon Funds, as applicable, holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.

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                                         TO BUY SHARES

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
               THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
              (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions.                   instructions.
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                                     THROUGH THE DISTRIBUTOR
             (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
    Pacific Horizon Funds, Inc.        Complete Account Application    Mail all subsequent
    c/o DST Systems, Inc.              and mail it with a check        investments to:
    P.O. Box 419955                    (payable to Pacific Horizon
    Kansas City, MO 64141-6955         National Municipal Bond Fund)   Pacific Horizon Funds, Inc.
                                       to the address on the left.     c/o DST Systems, Inc.
                                                                       P.O. Box 419940
                                                                       Kansas City, MO 64173-0298
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    IN PERSON
    DST Systems, Inc.                  Deliver Account Application     Deliver your payment directly
    811 Main                           and your payment directly to    to the address on the left.
    Kansas City, MO 64105-2005         the address on the left.
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    BY WIRE
    United Missouri Bank of            Instruct your bank to           Instruct your bank to
    Kansas City, N.A.                  transmit immediately            transmit immediately
    10th and Grand                     available funds, for purchase   available funds as described
    Kansas City, MO 64106              of Fund shares in your name.    at left, except that the wire
    ABA No. 1010-0069-5                                                should indicate that you are
    Pacific Horizon Funds, Inc.        Be sure to have your bank       making a subsequent purchase
    National Municipal Bond Fund       indicate your name, address     as opposed to opening a new
    DDA #98-7037-107-3                 and tax identification          account.
                                       number, the name of the Fund
                                       and the fact that a new         Be sure to include your name
                                       account is being opened.        and your Fund account number.

                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

                                       You may contact the Fund's transfer agent at 800-346-2087 for further information regarding wiring instructions.
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                                       TO BUY SHARES

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
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    BY TELETRADE                       TeleTrade Privileges apply      Purchases may be made in the
    (a service permitting transfers    automatically, although the     minimum amount of $500 and
    of money from your                 Privilege may not be used to    the maximum amount of $50,000
    checking, NOW or bank              make an initial purchase. If    per transaction as soon as
    money market account)              you do not wish to have the     appropriate information
                                       TeleTrade Privileges you must   regarding your bank account
                                       indicate that fact on the       has been established on your
                                       Account Application or in a     Fund account. This
                                       subsequent written notice to    information may be provided
                                       the Fund's transfer agent.      on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares."
                                                                       Call 800-346-2087 to make
                                                                       your purchase.

            You should refer to the "Shareholder Services" section for additional important information about the TeleTrade Privilege.

     YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
        PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR
                               MORE INFORMATION.
--------------------------------------------------------------------------------

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's transfer agent, DST Systems, Inc. (the "Transfer Agent"), at its Kansas City office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of its business day (normally 5:15 p.m. Eastern time). Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of its business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account.

If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The Fund imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your Broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

   ---------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------
                                         TO SELL SHARES

               THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
                 (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)

                               Contact them directly for instructions.
   ---------------------------------------------------------------------------------------------
                                      THROUGH THE DISTRIBUTOR
                   (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon National         Send a signed, written request (each owner, including each
   Municipal Bond Fund              joint owner, must sign) to the Transfer Agent.
   c/o DST Systems, Inc.
   P.O. Box 419955                  If you hold stock certificates for the shares being
   Kansas City, MO 64141-6955       redeemed, make sure to endorse them for transfer, have your signature on them guaranteed by your bank or another
                                    guarantor institution (as described under "What Kind Of
                                    Paperwork Is Involved In Selling Shares?") and include them with your request.
   ---------------------------------------------------------------------------------------------
   IN PERSON
   DST Systems, Inc.
   811 Main                         Deliver your signed, written request (each owner, including
   Kansas City, MO 64105-2005       each joint owner, must sign) and any certificates (endorsed for transfer and signature guaranteed as described under
                                    "What Kind Of Paperwork Is Involved In Selling Shares?") to
                                    the address on the left.
   ---------------------------------------------------------------------------------------------
   BY WIRE                          As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed under "What Kind Of Paperwork Is
                                    Involved In Selling Shares?".

                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.

                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.

                                    Wire Privileges may be modified or suspended at any time,
                                    and are not available for shares issued in certificate form.

                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.
   ---------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------
                                         TO SELL SHARES

   BY CHECK                         You may write Redemption Checks ("Checks") payable to any
                                    person out of your Fund account in the amount of $500 or
                                    more. The Transfer Agent (as your agent) will redeem the
                                    necessary number of shares to cover the Check when it is
                                    presented for payment.

                                    You will continue earning dividends on shares redeemed in
                                    this manner until the Check actually clears the Transfer
                                    Agent.

                                    You may request this Privilege on an Account Application
                                    that has been signed by the registered owner(s), and a set of Checks will then be sent to the registered owner(s) at
                                    the address of record.

                                    There is no charge for the use of Checks, although the
                                    Transfer Agent will charge for any "stop payment" requests made by you, or if a Check cannot be honored due to
                                    insufficient funds or for other valid reasons.

                                    Shares issued in certificate form may not be redeemed by
                                    Check.
   ---------------------------------------------------------------------------------------------
   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
   transfers of money to your       information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed under "What Kind Of Paperwork Is
                                    Involved In Selling Shares?".

                                    Redemption orders may be placed by calling 800-346-2087.

                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.

          OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC
             WITHDRAWALS, ARE ALSO AVAILABLE. PLEASE REFER TO THE
         SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES
I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Kansas City office. Although the Fund itself imposes no charge when shares are redeemed, if you purchase shares through Bank of America or a Service Organization, they may charge a fee for providing certain services in connection with investments in Fund shares.

The Company reserves the right to redeem accounts involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED
IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for
(i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY
REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. If you purchase shares by wire, you must file an Account Application before redemption requests can be honored.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the Fund, or of another load fund of the Company or Time Horizon Funds, within 90 days of your redemption trade date without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of the Fund are entitled to dividends arising from the net investment income and net realized gains, if any, earned on investments in the Portfolio which are allocable to the Fund. Dividends from the Fund's net investment income are declared daily and paid within five business days after the end of each month. Fund shares begin earning dividends the day after payment in federal funds is received for such shares through the business day such shares are redeemed. The Fund's net realized gains (after reduction for capital loss carryforwards, if any) are distributed at least annually.

You will automatically receive dividends and capital gain distributions in additional shares without a sales load unless you: (i)elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described below under "Can My Dividends From The Fund Be Invested In Other Pacific Horizon Funds?".

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent at P.O. Box 419955, Kansas City, MO 64141-6955. The election or revocation will become effective with respect to dividends paid after it is received by the Transfer Agent.

                              SHAREHOLDER SERVICES

PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING FUND SHARES PURCHASED WITH A SALES LOAD FOR SHARES OF ANOTHER LOAD FUND OF THE COMPANY.

An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below entitled "What is TeleTrade" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual and annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.

CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after 30 days' notice.

                            THE BUSINESS OF THE FUND

FUND MANAGEMENT

The business affairs of the Company are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company and about the Trustees and Officers of the Master Trust is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS
                             ---------------------

                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Portfolio. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries.

In its advisory agreement, Bank of America has agreed to manage the Portfolio's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Portfolio's securities.

Kim Michalski, is the person primarily responsible for the day-to-day investment management of the Portfolio. Ms. Michalski has been the Portfolio's manager since its inception and has been associated with Bank of America (and Security Pacific National Bank before its merger with Bank of America) since 1983. Ms. Michalski's primary emphasis is in tax-exempt securities, and she manages two mutual funds and two common trust funds.

For the services provided and expenses assumed under the advisory agreement, Bank of America is entitled to receive a fee at the annual rate of 0.35% of the Portfolio's average daily net assets. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers"). During the fiscal year ended February 28, 1995, Bank of America waived its entire fee as investment adviser to the Portfolio.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan as described under "Plan Payments," and may receive fees charged directly to their accounts in connection with investments in Fund shares.

                                 ADMINISTRATOR

Concord Holding Corporation ("Concord") serves as Administrator of the Fund and the Portfolio. Concord is a wholly-owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 W. 55th Street, New York, New York 10019.

Under its administration agreements with the Company and the Portfolio, Concord has agreed to: pay the costs of maintaining the offices of the Company and the Portfolio; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Fund, interestholders of the Portfolio and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain books and records of the Fund and the Portfolio; calculate the net asset value of the Fund and the Portfolio and dividends and capital gains distributions to shareholders; serve as dividend disbursing agent for the Portfolio; and generally assist in all aspects of the operations of the Fund and the Portfolio.

For its services as administrator, Concord is entitled to receive an administration fee from the Fund at the annual rate of 0.15% of the Fund's average daily net assets and an administration fee from the Portfolio at the annual rate of 0.05% of the Portfolio's average daily net assets. This amount may be reduced pursuant to undertakings by Concord. (See the information below under "Fee Waivers"). During the fiscal year ended February 28, 1995, Concord waived its entire fee as administrator for both the Fund and the Portfolio. Pursuant to the authority granted in its administration agreements, Concord has entered into agreements with PFPC, Inc. ("PFPC") under which PFPC performs certain of the services listed above, e.g., calculating the net asset value of the Fund and the Portfolio, calculating dividends and capital gains distributions to shareholders, and maintaining the books and records of the Fund and the Portfolio. The Fund and the Portfolio bear all fees and expenses charged by PFPC for these services.

                                  DISTRIBUTOR

The Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is a wholly-owned subsidiary of Concord and is located at 125 W. 55th Street, New York, New York 10019.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, N.A., Broad and Chestnut Streets, Philadelphia, Pennsylvania, 19101 serves as the Custodian of the Fund and the Portfolio. DST Systems, Inc. is the transfer and dividend disbursing agent of the Fund and is located at 811 Main, Kansas City, MO 64105-2005.

FEE WAIVERS

Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services and the Fund and Portfolio bear the expenses incurred in their operations. Expenses can be reduced by volun-tary fee waivers and expense reimbursements by Bank of America and other service providers as well as by certain expense limitations imposed by state securities regulators. Periodically, during the course of the Fund's fiscal year, Bank of America, Concord and/or the Distributor may choose not to receive fee payments and/or may assume certain Fund or Portfolio expenses. However, the service providers retain the ability to be reimbursed for these amounts by the Fund and Portfolio prior to fiscal year end and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time. These waivers and reimbursements would increase the Fund's yield when made but would decrease yields if the Fund were required to reimburse a service provider.

TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR REGULAR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUND.

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

During its most recent fiscal year the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and Management intends that the Fund will so qualify in future years as long as such qualification is in the best interest of the Fund's shareholders. As a result of this qualification, the Fund is not required to pay Federal income taxes to the extent its earnings are distributed in accordance with the Code. The Fund intends to qualify for this special tax treatment as long as it is in the best interest of its shareholders. It is expected that the Portfolio will not be subject to Federal income taxes. The Portfolio intends to qualify as a partnership (or other pass-through entity) for Federal income tax purposes. As such, the Portfolio is not subject to tax and the Fund will be treated for Federal income tax purposes as recognizing its pro rata share of the Portfolio's income and deductions and owning its pro rata share of the Portfolio's assets. The Fund's status as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership (or other pass-through entity) for Federal income tax purposes.

Dividends derived from interest on Municipal Securities ("exempt-interest dividends") typically will not be subject to regular Federal income tax. To the extent, if any, that dividends paid to you are derived from taxable interest, futures transactions, gain attributable to market discount or the excess of net short-term capital gain over net long-term capital gain, such dividends will be subject to regular Federal income tax, whether or not the dividends are reinvested. Any dividend you receive comprised of the excess of net long-term capital gain over net short-term capital loss ("capital gain dividend") will be taxable to you as a long-term capital gain no matter how long you have held Fund shares.

The portion of dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by you as an item of tax preference for purposes of determining liability (if any) for the Federal alternative minimum tax applicable to individuals and corporations and the environmental tax applicable to corporations. Corporate shareholders must also take exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Additional tax information of relevance to shareholders with particular interests, including investors who may be "substantial users" or "related persons" with respect to Facilities financed by Municipal Securities, is continued in the Statement of Additional Information.

You may realize a taxable capital gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain or loss on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares. It may be included in the tax basis of the new shares.

If you hold shares for six months or less and during that time receive an exempt-interest dividend attributable to those shares, any loss realized on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividend. If you hold shares for six months or less and during that time receive a capital gain dividend on those shares, any loss realized on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividend.

A percentage of interest on indebtedness incurred by you to purchase or carry Fund shares, equal to the percentage of total non-capital gain dividends distributed during your taxable year that are exempt-interest dividends, is not deductible for Federal income tax purposes.

A dividend paid to you by the Fund in January of a particular year will be deemed for tax purposes to have been received by you on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a specified date in October, November or December of that preceding year.

If you are considering buying shares of a Fund on or just before the record date of a capital gain dividend, you should be aware that the amount of the forthcoming dividend, although in effect a return of capital, will be taxable to you.

STATE AND LOCAL TAXES

You should consult your tax adviser regarding state and local tax consequences which may differ from the Federal tax consequences described above.

MEASURING PERFORMANCE

THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of the Fund over a specified 30 day period. Tax-equivalent yield demonstrates the level of taxable yield that would be necessary to produce an after-tax equivalent to a tax-free yield.

Periodically, the Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) yield and tax-equivalent yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return reflect the sales load charged by the Fund and assume dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares. The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30 day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30 day or one month measuring period will be identified along with any yield quotation to which it relates.

The Fund calculates its "tax equivalent yield" by increasing the Fund's yield (calculated as described above) by the amount necessary to reflect the payment of Federal income taxes at a stated rate. The tax-equivalent yield will always be higher than the Fund's yield.

An investor in the Fund may find it particularly useful to compare the Fund's tax-exempt yield and the equivalent yield from taxable investments. For an investor in a low tax bracket, it may not be beneficial to invest in a tax-exempt investment if a higher yield after taxes could be received from taxable investment.

The Fund may compare its total return yield and tax-equivalent yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

For example, the Fund's total return may be compared to the Consumer Price Index or to data prepared by: Lipper Analytical Services, Inc.; Donoghue's Money Fund Report; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc. Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. The Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

DESCRIPTION OF SHARES

The Company is a Maryland corporation that was organized on October 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO TWO HUNDRED BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of 100 million shares of Class Q Common Stock representing interests in the Fund; and additional classes of shares representing interests in other investment portfolios of the Company. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class Q Common Stock) into one or more series. For more information about the Company's other portfolios, contact the Company at the telephone number listed on the inside cover page.

Shares representing interests in the Fund are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the Fund on liquidation. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office has been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

PLAN PAYMENTS

THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICE PLAN (THE "PLAN") FOR THE FUND UNDER WHICH THE FUND PAYS THE DISTRIBUTOR FOR SHAREHOLDER SERVICING EXPENSES RELATED TO FUND SHARES.

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the Fund's average daily net assets. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. During the fiscal year ended February 28, 1995, the Distributor waived all payments under the Plan.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

Banks may act as Service Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

                                   APPENDIX A

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Excerpts from Moody's description of its municipal debt ratings: Aaa--judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edge"; Aa--judged to be of high quality by all standards, A--deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa--considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C--protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of the desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers l, 2 and 3 in each generic classification from Aa to B in its bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Plus (+) or minus (-) may modify the ratings "AA" through "CCC" to show relative standing within the major rating categories. The rating "r" may be attached to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The following summarizes the ratings used by D&P for municipal debt. Debt rated "AAA" is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" has below average protection factors but is still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Debt rated below "BBB" is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Debt rated "DD" represents defaulted obligations. To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the four highest ratings used by Fitch for municipal debt:

          "AAA"--Debt considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA"--Debt considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as debt rated "AAA." Because debt rated in the "AAA" and "AA" categories is not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+."

          "A"--Debt considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

          "BBB"--Debt considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on this debt, and therefore, impair timely payment. The likelihood that the ratings of this debt will fall below investment grade is higher than for debt with higher ratings.

The following summarizes the rating categories used by Fitch for debt rated below investment grade:

          "BB"--Debt is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

          "B"--Debt is considered highly speculative. While debt in this class is currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          "CCC"--Debt has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          "CC"--Debt is minimally protected. Default on interest and/or principal payments seems probable over time.

          "C"--Debt is in imminent default in payment of interest or principal.

          "DDD," "DD" and "D"--Debt is in default on interest and/or principal payments. "DDD" represents the highest potential for recovery on this debt, and "D" represents the lowest potential for such recovery.

To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Excerpts from Moody's description of short-term notes: MIG-1/VMIG-1--deemed to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG-2/VMIG-2--judged to be of high quality, with margins of protection ample although not so large as in the preceding group; MIG-3/VMIG-3--deemed to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades; liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established; MIG-4/VMIG-4--considered to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative. Excerpts from Standard & Poor's ratings for municipal notes: SP-1--very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are given a plus (+) designation; SP-2-- satisfactory capacity to pay principal and interest; and SP-3--speculative capacity to pay principal and interest.

The three highest rating categories of D&P for short-term municipal debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. "D-1+" indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." "D-1" indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. "D-1-" indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. "D-2" indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. "D-3" indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. D&P may also rate shortterm municipal debt as "D-4" or "D-5." "D-4" indicates speculative investment characteristics. "D-5" indicates that the issuer has failed to meet scheduled principal and/or interest payments.

The following summarizes the rating categories used by Fitch for short-term municipal obligations:

          "F-1+" securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          Issues assigned a "D" rating are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. Capacity for timely payment of issues with the "A-2" designation is considered to be satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." Issues rated "A-3" have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designation. Issues rated "B" are regarded as having only speculative capacity for timely payment. The rating of "C" is assigned to short-term debt obligations with a doubtful capacity for payment. Issues rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The ratings "Prime-1" and "Prime-2" are the two highest commercial paper ratings assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. Issuers rated "Prime-3" (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. D&P and Fitch each use the short-term municipal debt ratings described above for commercial paper.

UNRATED SECURITIES

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

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                       PACIFIC   HORIZON   MUTUAL   FUNDS

    COPNATB95P

                                                     NATIONAL MUNICIPAL
                                                         BOND FUND

                                                         PROSPECTUS
                                                        July 1, 1995

                                                      NOT FDIC INSURED

PROSPECTUS

JULY 1, 1995

                                 PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
                              A series of shares of Pacific Horizon Funds, Inc.

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The PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND (the "Fund" or the "investment adviser") is a mutual fund whose investment objective is to provide investors with a high level of current income, consistent with preservation of capital. In seeking its investment objective, the Fund invests principally in instruments issued by the Government National Mortgage Association, although it may invest a portion of its assets in other types of U.S. Government securities. The Fund is a separate, diversified investment portfolio offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company.

Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Fund's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds.

The Fund may be suited for investors who want to participate in a diversified portfolio of U.S. Government securities and who are willing to accept some price and yield variations.

This Prospectus describes concisely the information about the Fund and the Company that you should know before investing. Please read it carefully and retain it for future reference.

More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated July 1, 1995 and is incorporated by reference into this Prospectus.
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Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Fund involves investment risk, including the possible loss of principal amount invested.
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LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations in connection with the offer of the Fund's shares, other than as contained in this Prospectus and the Fund's official sales literature. Therefore, other information and representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.
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                                    CONTENTS

      EXPENSE SUMMARY                       2
      FINANCIAL HIGHLIGHTS                  3
      FUND INVESTMENTS                      4    INVESTMENT OBJECTIVE
                                            4    TYPES OF INVESTMENTS
                                            6    OTHER INVESTMENT PRACTICES
                                            8    FUNDAMENTAL LIMITATIONS
      SHAREHOLDER GUIDE                     9    HOW TO BUY SHARES
                                            9      What Is My Minimum Investment In The Fund?
                                            9      How Are Shares Priced?
                                           11      How Can I Buy Shares?
                                           13      What Price Will I Receive When I Buy Shares?
                                           14      What Else Should I Know To Make A Purchase?
                                           14    HOW TO SELL SHARES
                                           14      How Do I Redeem My Shares?
                                           16      What NAV Will I Receive For Shares I Want To Sell?
                                           16      What Kind Of Paperwork Is Involved In
                                                     Selling Shares?
                                           17      How Quickly Can I Receive My Redemption Proceeds?
                                           17      Do I Have Any Reinstatement Privileges After I Have
                                                     Redeemed Shares?
                                           17    DIVIDEND AND DISTRIBUTION POLICIES
      SHAREHOLDER SERVICES                 18    CAN I USE THE FUND IN MY RETIREMENT PLAN?
                                           18    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                                 ANOTHER?
                                           18    WHAT IS TELETRADE?
                                           19    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON
                                                 A REGULAR BASIS?
                                           19    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I
                                                 IMPLEMENT IT?
                                           20    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                           20    CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER
                                                 FUNDS?
                                           20    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?
      THE BUSINESS OF THE FUND             21    FUND MANAGEMENT
                                           21      Service Providers
                                           22    TAX INFORMATION
                                           23    MEASURING PERFORMANCE
                                           24    DESCRIPTION OF SHARES
                                           25    PLAN PAYMENTS
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          125 West 55th Street                    555 California Street
          New York, NY 10019                      San Francisco, CA 94104
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EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, shareholder servicing, accounting and other services.

At right is a summary of the shareholder transaction expenses imposed by the Fund and its operating expenses expected to be incurred during the current fiscal year. This information has been restated to assume that current fees had been in effect during the previous fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

       SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                      4.50%
 Sales Load Imposed on Reinvested
   Dividends                             None
 Deferred Sales Load                     None
 Redemption Fees                         None
 Exchange Fee                            None
         ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
 Management Fees                        0.55%
 All Other Expenses                     0.73%
                                       ------
   Shareholder Service Payments 0.25%
   Other Expenses               0.48%
                                -----
 Total Fund Operating Expenses          1.28%
                                       ======

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EXAMPLE: Assume the Fund's annual return is 5% and its operating expenses      After 1 Year  :  $57
  are the same as those stated above. For every $1,000 you invest, here's      After 3 Years :  $84
how much you would have paid in total expenses if you closed your account      After 5 Years : $112
after the number of years indicated:                                           After 10 Years: $193

Note: The preceding operating expenses and example should not be considered a representation of past or future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.
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This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

Management fees consist of:

- an investment advisory fee payable at the annual rate of .35% of the Fund's net assets; and

- an administration fee payable at the annual rate of .20% of the Fund's net assets.

For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide" and "The Business of the Fund" in this Prospectus.

FINANCIAL HIGHLIGHTS

The Fund commenced operations on January 7, 1988 as The Horizon Capital GNMA Extra Fund (the "Predecessor Fund"), a separate portfolio of a Massachusetts business trust called The Horizon Capital Funds. On January 1, 1989 the Predecessor Fund changed its name to The Pacific Horizon GNMA Extra Fund and on January 9, 1990 was reorganized as a portfolio of the Company. On June 28, 1991 the Fund changed its name to the Pacific Horizon U.S. Government Securities Fund.

The table below shows certain financial highlights of the Predecessor Fund's investment results for the periods ended on or prior to August 31, 1989, the combined investment results of the Fund and the Predecessor Fund for the period September 1, 1989 through February 28, 1990 and the Fund's investment results for the five fiscal years in the five year period ended February 28, 1995. The information for the periods indicated was audited by Price Waterhouse LLP, the independent accountants for both the Fund and the Predecessor Fund, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants which are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling 800-332-3863.

Selected data for a share of common stock outstanding throughout each of the periods indicated:
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                                                           YEAR ENDED
                              ---------------------------------------------------------------------
                              FEBRUARY         FEBRUARY      FEBRUARY       FEBRUARY        FEBRUARY
                                28,               28,           28,            29,            28,
                                1995             1994          1993           1992           1991
                              --------         ---------     ---------      ---------       -------
Net asset value per share,
 beginning of period........  $   9.85         $   10.21     $   10.22      $    9.88       $  9.59
                              --------         ---------     ---------      ---------       -------
Income from Investment
 Operations:
 Net investment income......      0.55              0.45          0.70           0.81          0.87
 Net realized and unrealized
   gain (loss) on
   securities...............     (0.54)            (0.11)         0.37           0.37          0.29
                              --------         ---------     ---------      ---------       -------
 Total income from
   investment operations....      0.01              0.34          1.07           1.18          1.16
                              --------         ---------     ---------      ---------       -------
Less Dividends and
 Distributions:
 Dividends from net
   investment Income........     (0.52)            (0.45)        (0.70)         (0.81)        (0.87)
 Distributions from net
   realized gains on
   securities...............        --             (0.16)        (0.38)         (0.03)           --
 Tax return of capital......     (0.03)            (0.09)           --             --            --
                              --------         ---------     ---------      ---------       -------
Total dividends and
 distributions..............     (0.55)            (0.70)        (1.08)         (0.84)        (0.87)
                              --------         ---------     ---------      ---------       -------
Net change in net asset
 value per share............     (0.54)            (0.36)        (0.01)          0.34          0.29
                              --------         ---------     ---------      ---------       -------
Net asset value per share,
 end of period..............  $   9.31         $    9.85     $   10.21      $   10.22       $  9.88
                              =========        ==========    ==========     ==========      =======
Total return++..............      0.30%             3.40%        10.92%         12.45%        12.73%
Ratios/Supplemental Data:
 Net assets, end of period
   (000)....................  $ 87,354         $ 157,984     $ 119,127      $ 100,444       $ 7,466
 Ratio of expenses to
   average net assets***....      1.15%             0.96%         0.51%          0.37%         0.39%
 Ratio of net investment
   income to average net
   assets***................      5.57%             4.45%         6.80%          7.60%         8.88%
 Portfolio turnover rate....       189%              255%          252%           165%           80%


                               PERIOD                YEAR                PERIOD
                                ENDED                ENDED                ENDED
                            FEBRUARY 28,          AUGUST 31,           AUGUST 31,
                               1990**                1989                 1988*
                            -------------        -------------        -------------
Net asset value per share,
 beginning of period........$        9.62        $        9.50        $        9.55
                                   ------               ------               ------
Income from Investment
 Operations:
 Net investment income......         0.44                 0.86                 0.56
 Net realized and unrealized
   gain (loss) on
   securities...............        (0.03)                0.12                (0.05)
                                   ------               ------               ------
 Total income from
   investment operations....         0.41                 0.98                 0.51
                                   ------               ------               ------
Less Dividends and
 Distributions:
 Dividends from net
   investment Income........        (0.44)               (0.86)               (0.56)
 Distributions from net
   realized gains on
   securities...............           --                   --                   --
 Tax return of capital......           --                   --                   --
                                   ------               ------               ------
Total dividends and
 distributions..............        (0.44)               (0.86)               (0.56)
                                   ------               ------               ------
Net change in net asset
 value per share............        (0.03)                0.12                (0.05)
                                   ------               ------               ------
Net asset value per share,
 end of period..............$        9.59        $        9.62        $        9.50
                                  =======              =======              =======
Total return++..............         4.28%++++(a)        10.81%(a)             5.34%++++(a)
Ratios/Supplemental Data:
 Net assets, end of period
   (000)....................$       3,562        $       2,986        $       1,784
 Ratio of expenses to
   average net assets***....         0.51%+               0.70%                  --
 Ratio of net investment
   income to average net
   assets***................         9.06%+               9.02%                9.46%+
 Portfolio turnover rate....            4%                   5%                   1%

---------------
     * For the period January 7, 1988 (commencement of operations) through August 31, 1988.
    ** For the period September 1, 1989 through February 28, 1990.
   *** Net of fees waived and expenses reimbursed which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.00%, 0.04%, 0.59%, 0.75%, 3.91%, 6.87% (annualized), 4.49% and 28.66% (annualized), respectively.
     + Annualized.
    ++ The total return figures listed do not include the effect of the maximum
       4.50% sales charge.
   +++ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
  ++++ Not annualized.
   (a) Unaudited.

                                FUND INVESTMENTS

THE PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND SEEKS HIGH CURRENT INCOME WHILE AT THE SAME TIME ATTEMPTING TO MAINTAIN PRINCIPAL. THE FUND INVESTS MAINLY IN CERTIFICATES ISSUED BY THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA"), A U.S. GOVERNMENT CORPORATION WITHIN THE DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT.

The Fund is appropriate for investors who want:

- income from U.S. Government securities to help meet today's expenses; and

- relative stability of investment but are willing to accept some price and yield variations.

           ---------------------------------------------------------

                              INVESTMENT OBJECTIVE

THE INVESTMENT OBJECTIVE OF THE FUND IS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF CURRENT INCOME, CONSISTENT WITH THE PRESERVATION OF CAPITAL.

           ---------------------------------------------------------

TYPES OF INVESTMENTS

IN GENERAL. Certificates issued by GNMA ("GNMA Certificates") are backed by the full faith and credit of the U.S. Government. Securities like those included in the Fund's portfolio have historically had a very low risk of loss of principal if held to maturity. Due to changes in interest rates, however, the market value of these securities and thus the Fund's net asset value per share is expected to vary. The value of the Fund's portfolio will normally fall when prevailing interest rates rise and rise when interest rates fall. Interest rate fluctuations can be expected to affect the Fund's dividends. Although the Fund strives to achieve its investment objective, there can be no assurance that it will be able to do so.

As a fundamental policy, the Fund will at all times invest at least 65% of its assets in GNMA Certificates. The rest of its assets will be invested in other securities of the U.S. Government (and its agencies and instrumentalities) that are backed by the full faith and credit of the Government, in GNMA Real Estate Mortgage Investment Conduit Securities ("GNMA REMICs"), in options and futures contracts and as described in "Other Investment Practices" below. Examples of other types of U.S. Government obligations that the Fund may hold include U.S. Treasury bills, notes and bonds, and obligations of the Small Business Administration and the Maritime Administration.

Despite the fundamental policy described above, the Fund retains the ability at any time for defensive purposes, or to maintain liquidity, to invest in U.S. Government securities, commercial paper rated in the highest rating category at the time of purchase by Standard & Poor's Ratings Group, Division of McGraw-Hill ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or money market funds eligible for investment by national banks that invest in U.S. Government agency securities. Investments in money market funds will be made subject to the requirements of applicable securities laws, and will require the Fund to pay its pro rata share of the advisory and other fees charged by the money market fund in which it invests (which fees will be in addition to those the Fund pays for its own operations). The Fund may also hold cash when Bank of America determines such a defensive position is warranted in light of market conditions.

GNMA CERTIFICATES. GNMA Certificates are mortgage-backed debt securities representing fractional ownership of a pool of mortgage loans. They are issued by lenders (such as savings and loan associations, commercial banks and mortgage bankers) approved by the Federal Housing Administration which meet criteria imposed by GNMA. The lender assembles a specified pool of mortgage loans, all of which are insured by the

Federal Housing Administration or the Farmers' Home Administration, and applies to GNMA for approval of the pool. Upon approval, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA certificates secured by the mortgage loans in the pool.

GNMA Certificates usually bear a nominal rate of interest equal to the effective rate on the mortgage loans in the pool less .5%, which is the fee charged by the issuer and GNMA. The Fund receives monthly payments of principal and interest (less the fee mentioned above) from its investments in GNMA Certificates. The actual yield on the Fund's investment, calculated by dividing the interest payments by the purchase price for the GNMA Certificate, may differ significantly from the nominal interest rate. This difference is due to:

- variations of the lives of the mortgages in the pool; and

- the impossibility of anticipating the effective interest rate at which future principal payments might be reinvested.

GNMA Certificates have in the past provided higher yields than direct investments in U.S. Treasury obligations, although there is no assurance they will continue to do so in the future.

If mortgage loans in the pool are prepaid (because of either voluntary prepayments, which are more likely during periods of falling interest rates, or because of foreclosure), the principal payments are passed through to the Certificate holders. Because of these prepayments, the life of a GNMA Certificate may be substantially shorter than the time remaining until maturity of the mortgages in the pool.

The Fund will normally reinvest amounts reserved from prepayments in other GNMA Certificates. Depending on prevailing interest rates, the reinvestment may be at higher or lower rates than the yield the Fund was receiving on the Certificate that was prepaid. As a result, GNMA Certificates are not as effective at "locking-in" high interest rates during periods of declining rates as are typical non-callable fixed rate securities.

As opposed to bonds, where principal is normally returned in a lump sum at maturity, the principal underlying a GNMA Certificate is paid back over the life of the loan. The Fund will purchase GNMA Certificates known as "modified pass-through" certificates, on which timely payment of principal and interest is guaranteed. The Fund may also purchase "variable rate" GNMA Certificates, which are backed by pools of variable rate mortgages, as well as other types of Certificates that are backed by GNMA's guarantee.

GNMA REMICS. The Fund may invest in GNMA REMICs which are collateralized mortgage obligations ("CMOs"). GNMA REMICs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. GNMA REMICs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the GNMA REMIC classes in the order of their respective stated maturities. GNMA REMICs can expose a Fund to more volatility and interest rate risk than other types of asset-backed obligations.

OPTIONS TRANSACTIONS. The Fund may sell, or "write," covered call options on securities it owns in order to obtain the premium for doing so, and may purchase put options on securities as a hedging technique. Options written by the Fund will not exceed 25% of its total assets (taken at market value on the date written) and options purchased by the Fund will not exceed 5% of its total assets.

Closing purchase transactions on previously written options may be entered into by the Fund to realize a profit and/or to permit the Fund to write another option on the underlying security. The Fund might write another option on the underlying security in order to provide for a different exercise price or expiration date. A profit or loss will be realized when an option is closed to the extent the cost of the closing transaction is less or more, respectively, than the premium received for writing the option.

When an option written by the Fund is exercised, the Fund will receive the exercise price for the security as provided for in the option, but it loses the opportunity to receive the price which it could have obtained for the security in the open market (which will likely be higher than the exercise price of the option).

Put options purchased by the Fund give it the right to sell the security underlying the option at the price set forth in the option at any time prior to the expiration of the option. The Fund may sell a put option prior to the time the securities underlying the option are actually sold, which will result in a gain or loss to the Fund depending on whether the amount received from the sale is more or less than the premium and other transaction costs associated with the option.

  SPECIAL RISKS EXIST WITH RESPECT TO OPTIONS TRANSACTIONS BY THE FUND. For example, the Fund may engage in transactions in options that are not traded on a national securities exchange ("unlisted options"). Although the Fund will engage in options transactions only with broker-dealers Bank of America deems creditworthy, the Fund continues to bear the risk that such broker-dealers will fail to meet their commitments under the option. In addition, the Fund will not be able to sell the securities underlying an unlisted call option until the option expires or is exercised or the Fund closes out the option. Investors should note that unlisted options do not carry the same protections as those listed by the Options Clearing Corporation, and that they are subject to the restriction on illiquid instruments stated below.

Furthermore, the Fund's ability to engage in transactions in options may be limited by IRS requirements that the Fund receive less than 30% of its gross income from the sale or disposition of certain investments, including options and futures contracts, held by the Fund for less than three months. Bank of America does not believe that transactions in options will significantly affect the Fund's ability to meet IRS requirements.

The times of day that options on particular securities are sold may not be the same as those during which the securities themselves are traded, which means that significant activity could occur in the markets for the underlying securities that would not be reflected in the options markets. Because the exchange market in U.S. Government securities options is relatively new, the Fund cannot predict the amount of interest there may be in such options or whether viable exchange markets will continue to exist.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may enter into financial futures contracts or purchase or sell options on such futures as a hedge against anticipated interest rate fluctuations. Such fluctuations could have an effect on securities that the Fund holds in its portfolio or intends to sell. The Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

More information regarding futures contracts and related options can be found in Appendix B to the Statement of Additional Information.

OTHER INVESTMENT PRACTICES

In pursuing its investment objective, the Fund also uses the following investment techniques:

REPURCHASE AGREEMENTS. The Fund may buy securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. The Fund will enter into repurchase agreements only with financial institutions (such as banks and broker dealers) deemed creditworthy by Bank of America, under guidelines approved by the Company's Board of Directors. The Fund intends that such agreements will not have maturities longer than

60 days. During the term of any repurchase agreement the seller must maintain the value (including accrued interest) of the securities subject to the agreement in an amount that is greater than the repurchase price. Bank of America then continually monitors that value. Nonetheless, should the seller default on its obligations under the agreement, the Fund would be exposed to possible loss due to adverse market action or delays connected with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements the Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and agrees to buy them back later at an agreed upon time and price. When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by Bank of America to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's shares. The Fund will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Fund may purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to "lock in" a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in the secondary market for which settlement will occur sometime in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases, forward commitments and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes, but only in furtherance of the Fund's investment objective.

SECURITIES LENDING. In order to earn additional income, the Fund may lend its portfolio securities to financial institutions (such as banks and brokers) that Bank of America considers to be of good standing. If the broker-dealer should become bankrupt, however, the Fund could experience delays in recovering its securities. A securities loan will only be made when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by the Fund exceeds 30% of its total assets. Securities loans will be fully collateralized.

PORTFOLIO TURNOVER. Investment decisions for the Fund are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

In allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor), provided it believes the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

The Fund's investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs than would otherwise be the case. Higher rates of turnover may impose other transaction costs and could increase substantially the amount of income received by the Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information").

FUNDAMENTAL LIMITATIONS. The Fund's investment objective may not be changed without a vote by the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental." A number of the Fund's other fundamental investment limitations are summarized below.

1. Under normal circumstances the Fund may not invest less than 65% of its total assets in GNMA Certificates.

2. The Fund may not issue senior securities or borrow money except for temporary purposes in amounts up to 10% of its total assets. Borrowing will occur only to meet redemption requests, and not for investment leverage. The Fund will not purchase securities if any borrowings are outstanding.

3. The Fund may not make loans, although it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

4. The Fund may not invest more than 10% of its total assets in certain illiquid instruments.

5. With the exception of obligations issued or guaranteed by the U.S. Government or its agencies, the Fund may not purchase securities of an issuer with an operating history of less than three years.

                                    *  *  *

A complete list of the Fund's fundamental investment limitations is set out in full in the Statement of Additional Information.

                               SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below.
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                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                                 INITIAL     SUBSEQUENT
                                 INVESTMENT  INVESTMENT
                                 -------    -------------
  Regular Account                $   500*        $50
  Automatic Investment Plan      $    50         $50
  IRAs, SEP-IRAs
    (one participant)            $   500     No minimum
  Spousal IRAs**                 $   250     No minimum
  SEP-IRAs
    (more than one participant)  $ 2,500     No minimum

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000.

 ** A regular IRA must be opened in conjunction with this account.
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HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon the Fund's net asset value per share plus a front-end sales load. The Fund calculates its net asset value (NAV) as follows:

                      (Value of Fund Assets) - (Fund Liabilities)
NAV =           -------------------------------------------------------
                             Number of Outstanding Shares

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

The Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund pursuant to procedures adopted by the Board of Directors. Short-term securities are valued at amortized cost, which approximates market value. For further information about valuing Fund investments, see the Statement of Additional Information. For voice recorded price and yield information call (800) 227-1545.

SALES LOAD. The front-end sales load for the Fund begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:

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                                                DEALER'S
                            AS A % OF           REALLOWANCE
                          --------------        AS A
                                    NET         % OF
       AMOUNT OF          OFFERING  ASSET       OFFERING
      TRANSACTION         PRICE     VALUE       PRICE*
  -------------------     ----      ----        ----
  Less than $100,000      4.50      4.71        4.00
  $100,000 but less
    than $250,000         3.75      3.90        3.35
  $250,000 but less
    than $500,000         2.50      2.56        2.20
  $500,000 but less
    than $750,000         2.00      2.04        1.75
  $750,000 but less
    than $3,000,000       1.00      1.01        0.90
  $3,000,000 or more      0.00      0.00        0.00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.
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WHEN NO SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- corporate/business retirement plans (such as 401k, 403b7, 457 and Keogh accounts) sponsored by the Fund's administrator;

- employer-sponsored employee pension or retirement plans making direct investments in the Fund;

- any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account);

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) before April 20, 1987, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund, so long as your account remains open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:

- members of the Company's Board of Directors;

- U.S. based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses and minor children, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations; and

- former full-time employees (and retirees) of Security Pacific Corporation (or any of its subsidiaries) and the surviving spouses and minor children of such employees (and retirees), provided they were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as their account remains open on the Company's books.

RIGHTS OF ACCUMULATION. When buying shares in Pacific Horizon Funds, your current aggregate investment determines the sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon Fund, or for like shares of any investment portfolio (a "Time Horizon Fund") of Time Horizon Funds, an open-end investment company managed by an affiliate of Bank of America, on which you paid a sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor) must notify the Fund's transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own shares of the Fund, the Aggressive Growth Fund, the California Tax-Exempt Bond Fund, the Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase shares of the Fund with a current value of $10,000, the load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses your non-binding commitment to invest in an aggregate $100,000 or more in shares of any Pacific Horizon Fund or any Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. Shares purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company or Time Horizon Funds to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company or Time Horizon Funds, as applicable, holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.

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                                 TO BUY SHARES

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
     THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
    (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions.                   instructions.
--------------------------------------------------------------------------------------------------------
<Cap[tion>
                            THROUGH THE DISTRIBUTOR
   (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
    Pacific Horizon Funds, Inc.        Complete Account Application    Mail all subsequent
    c/o DST Systems, Inc.              and mail it with a check        investments to:
    P.O. Box 419955                    (payable to Pacific Horizon
    Kansas City, MO 64141-6955         U.S. Government Securities      Pacific Horizon Funds, Inc.
                                       Fund) to the address on the     c/o DST Systems, Inc.
                                       left.                           P.O. Box 419940
                                                                       Kansas City, MO 64173-0298
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    IN PERSON
    DST Systems, Inc.                  Deliver Account Application     Deliver your payment directly
    811 Main                           and your payment directly to    to the address on the left.
    Kansas City, MO 64105-2005         the address on the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE
    United Missouri Bank of            Instruct your bank to           Instruct your bank to
    Kansas City, N.A.                  transmit immediately            transmit immediately
    10th and Grand                     available funds, for purchase   available funds as described
    Kansas City, MO 64106              of Fund shares in your name.    at left, except that the wire
    ABA No. 1010-0069-5                                                should indicate that you are
    Pacific Horizon Funds, Inc.        Be sure to have your bank       making a subsequent purchase
    U.S. Government Securities Fund    indicate your name, address     as opposed to opening a new
    DDA #98-7037-107-3                 and tax identification          account.
                                       number, the name of the Fund
                                       and the fact that a new         Be sure to include your name
                                       account is being opened.        and your Fund account number.

                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

                                       You may contact the Fund's transfer agent at 800-346-2087 for further information regarding wiring instructions.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges apply      Purchase may be made in the
    (a service permitting transfers    automatically, although the     minimum amount of $500 and
    of money from your                 Privilege may not be used to    the maximum amount of $50,000
    checking, NOW or bank              make an initial purchase. If    per transaction as soon as
    money market account)              you do not wish to have         appropriate information
                                       TeleTrade Privileges, you       regarding your bank account
                                       must indicate that fact on      has been established on your
                                       the Account Application or in   Fund account. This
                                       a subsequent written notice     information may be provided
                                       to the Fund's transfer agent.   on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Fund's transfer agent.
                                                                       Signature guarantees are
                                                                       discussed under "How to Sell
                                                                       Shares."

                                                                       Call 800-346-2087 to make
                                                                       your purchase.

        You should refer to the section entitled "Shareholder Services" for additional important information about the TeleTrade Privilege.

     YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
          PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES"
                             FOR MORE INFORMATION.
-------------------------------------------------------------------------------


WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's transfer agent, DST Systems, Inc. (the "Transfer Agent"), at its Kansas City office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of its business day (normally 5:15 p.m. Eastern time). Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of its business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account.

If your check for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon makes it easy to sell, or "redeem," shares. The Fund imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

------------------------------------------------------------------------------------------------
                                TO SELL SHARES

   THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
     (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)

                    Contact them directly for instructions.
------------------------------------------------------------------------------------------------
                            THROUGH THE DISTRIBUTOR
          (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon U.S.             Send a signed, written request (each owner, including each
   Government Securities Fund       joint owner, must sign) to the Transfer Agent.
   c/o DST Systems, Inc.
   P.O. Box 419955                  If you hold stock certificates for the shares being
   Kansas City, MO 64141-6955       redeemed, make sure to endorse them for transfer, have your signature on them guaranteed by your bank or another
                                    guarantor institution (as described in the section entitled
                                    "What Kind of Paperwork Is Involved in Selling Shares?") and
                                    include them with your request.
------------------------------------------------------------------------------------------------
   IN PERSON
   DST Systems, Inc.
   811 Main                         Deliver your signed, written request (each owner, including
   Kansas City, MO 64105-2005       each joint owner, must sign) and any certificates (endorsed for transfer and signature guaranteed as described in the
                                    section entitled "What Kind of Paperwork Is Involved in
                                    Selling Shares?") to the address on the left.
------------------------------------------------------------------------------------------------
   BY WIRE                          As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind of Paperwork Is Involved in Selling Shares?".

                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.

                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.

                                    Wire Privileges may be modified or suspended at any time,
                                    and are not available for shares issued in certificate form.

                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                 TO SELL SHARES
------------------------------------------------------------------------------------------------
   BY CHECK                         You may write Redemption Checks ("Checks") payable to any
                                    person out of your Fund account in the amount of $500 or
                                    more. The Transfer Agent (as your agent) will redeem the
                                    necessary number of shares to cover the Check when it is
                                    presented for payment.

                                    You will continue earning dividends on shares redeemed in
                                    this manner until the Check actually clears the Transfer
                                    Agent.

                                    You may request this Privilege on an Account Application
                                    that has been signed by the registered owner(s), and a set of Checks will then be sent to the registered owner(s) at
                                    the address of record.

                                    There is no charge for the use of Checks, although the
                                    Transfer Agent will charge for any "stop payment" requests made by you, or if a Check cannot be honored due to
                                    insufficient funds or for other valid reasons.

                                    Shares issued in certificate form may not be redeemed by
                                    Check.
------------------------------------------------------------------------------------------------
   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
   transfers of money to your       information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind of Paperwork Is Involved In Selling Shares?".

                                    Redemption orders may be placed by calling 800-346-2087.

                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    You should refer to the Shareholder Services section for
                                    additional important information about the TeleTrade
                                    Privilege.

               OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND
                        AUTOMATIC WITHDRAWALS, ARE ALSO
                AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED
                 "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Kansas City office. Although the Fund itself imposes no charge when shares are redeemed, if you purchase shares through Bank of America or a Service Organization, they may charge a fee for providing certain services in connection with investments in Fund shares. The Company reserves the right to redeem accounts (other than IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. If you purchase shares by wire, you must file an Account Application before redemption requests can be honored.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the Fund, or of another load fund of the Company or Time Horizon Funds, within 90 days of your redemption without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

DIVIDEND AND DISTRIBUTION POLICIES

Dividends from the Fund's net investment income are declared daily and paid within five business days after the end of each month. Fund shares begin earning dividends the day after payment in federal funds is received for such shares through the business day such shares are redeemed. The Fund's net realized gains (after reduction for capital loss carryforwards), if any, are distributed at least annually.

You will automatically receive dividends and capital gain distributions in additional shares without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From The Fund Be Invested In Other Pacific Horizon Funds?".

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent at P.O. Box 419955, Kansas City, Missouri 64141-6955. The election or revocation will become effective with respect to dividends paid after it is received by the Transfer Agent.

                              SHAREHOLDER SERVICES

PACIFIC HORIZON FUNDS PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of these services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUND IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES, THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

For details, contact the Fund's distributor at 800-332-3863. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and consult their tax advisers.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares that may be legally sold in your state of residence. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING FUND SHARES PURCHASED WITH A SALES LOAD FOR SHARES OF ANOTHER LOAD FUND OF THE COMPANY.

An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use the Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section entitled "What Is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING
AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.

CAN MY DIVIDENDS FROM THE FUND BE
INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided that such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after serving 30 days' notice.

                            THE BUSINESS OF THE FUND

FUND MANAGEMENT

The business affairs of the Company are managed under the general supervision of the Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS
                             ---------------------

                               INVESTMENT ADVISER

Bank of America manages the investment portfolio of the Fund. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states, as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries. Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations.

In its advisory agreement with the Company, Bank of America has agreed to manage the Fund's portfolio and to be responsible for, place orders for and make decisions with respect to, all purchases and sales of the Fund's securities.

The Fund's portfolio manager, Michael Kagawa, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Kagawa has been the Fund's portfolio manager since March of 1992 and has been associated with Bank of America (including Security Pacific) since 1989. During that time he has had experience in portfolio and quantitative research, as well as in computer programming. Prior to joining Security Pacific, Mr. Kagawa supervised the International Department of Daiwa Bank Limited (Los Angeles Agency) where he researched and developed computer software designed to improve operating efficiencies.

For the services provided and expenses assumed under the advisory agreement, Bank of America is entitled to receive a fee at the annual rate of .35% of the Fund's net assets. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below regarding fee waivers.) During the fiscal year ended February 28, 1995, the Fund paid advisory fees to Bank of America at an effective annual rate of .35% of the Fund's net assets.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Service Plan as described under "Plan Payments" and may receive fees charged directly to their customer accounts in connection with investments in Fund shares.

                                 ADMINISTRATOR

Concord Holding Corporation ("Concord") serves as Administrator of the Fund. Concord is a wholly-owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 W. 55th Street, New York, New York 10019.

Under its agreement with the Company, Concord has agreed to: pay the costs of maintaining the Company's offices; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services, and clerical services, coordinate the preparation of reports to Fund shareholders and reports to the Securities and Exchange Commission; prepare or coordinate the preparation of tax returns; maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain the Fund's books and records, calculate the net asset value of the Fund's shares and calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the Fund's operations.

For its services as administrator, Concord is entitled to receive a fee from the Fund at the annual rate of .20% of the Fund's average net assets. This amount may be reduced pursuant to undertakings by Concord. (See the information below regarding fee waivers.) During the fiscal year ended February 28, 1995, the Fund paid Concord administration fees at an effective annual rate of 0.20% of the Fund's net assets. Under the authority granted in its administration agreement, Concord has entered into an agreement with The Bank of New York whereby the bank performs certain of the services listed above, such as calculating the net asset value of the Fund's shares and dividends and capital gains distributions to shareholders, and maintaining the Fund's books and records. The Fund bears all fees and expenses charged by The Bank of New York for these services.

                                  DISTRIBUTOR

The Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is a wholly-owned subsidiary of Concord and is located at 125 W. 55th Street, New York, New York 10019.

                          CUSTODIAN AND TRANSFER AGENT

The Bank of New York is responsible for holding the investments purchased by the Fund and is located at 90 Washington Street, New York, New York 10286. DST Systems, Inc. maintains the account records of all shareholders in the Fund and administers the distribution of income earned as a result of investing in the Fund and is located at 811 Main, Kansas City, Missouri 64105-2005.

FEE WAIVERS

Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers as well as by certain expense limitations imposed by state securities regulators. Periodically, during the course of the Fund's fiscal year, Bank of America, Concord and/or the Distributor may choose not to receive fee payments and/or may assume certain Fund expenses. However, the service providers retain the ability to be reimbursed for these amounts by the Fund prior to fiscal year end and subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time. These waivers and reimbursements would increase the Fund's yield when made but would decrease yields if the Fund were required to reimburse a service provider.

TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUND.

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

During its most recent fiscal year the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As a result of this qualification, the Fund generally is not required to pay Federal income taxes to the extent its earnings are distributed in accordance with the Code. The Fund intends to continue to qualify for this special tax treatment as long as it is in the best interest of its shareholders.

Distributions (whether received in cash or additional shares) of ordinary income and/or excess of net short-term capital gain over net long-term capital loss are taxable to the shareholder as ordinary income. (It is currently anticipated that none of the Fund's distributions will qualify for the dividends received deduction available to corporations.)

Any distribution you receive comprised of the excess of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain no matter how long you have held Fund shares.

A dividend paid to a shareholder by the Fund in January of a particular year will be deemed to have been received by the shareholder on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a specified date in October, November or December of that preceding year.

If you are considering buying shares of a Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. If you hold shares for six months or less and during that time receive a capital gain dividend on those shares, any loss recognized on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividend. Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares. It may be included in the tax basis of the new shares.

STATE AND LOCAL TAXES

A substantial portion of the dividends that you receive are derived from the Fund's investments in U.S. Government obligations. These dividends may not be entitled to the same exemptions from state and local taxes that would have been available if you had purchased U.S. Government obligations directly. Because state and local taxes may be different than the Federal taxes described above, you should consult your tax adviser regarding these taxes.

MEASURING PERFORMANCE

THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of the Fund over a specified 30-day period.

Periodically, the Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) and yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return reflect the sales load charged by the Fund and assume dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30 day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30 day or one month measuring period will be identified along with any yield quotation to which it relates.

The Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, the Fund's total return may be compared to the Consumer Price Index or to data prepared by:
Lipper Analytical Services, Inc.; Donoghue's Money Fund Report; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g., account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

DESCRIPTION OF SHARES

The Company is a Maryland corporation that was organized on October 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO TWO HUNDRED BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of two hundred fifty million shares of Class E Common Stock representing interests in the Fund; and additional classes of shares representing interests in other investment portfolios of the Company. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class E Common Stock) into one or more series. For more information about the Company's other portfolios, contact the Company at the telephone number listed on the inside cover page.

Shares representing interests in the Fund are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the Fund on liquidation. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office has been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission. Fund shares have cumulative voting rights to the extent that may be required by applicable law.

PLAN PAYMENTS

THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICE PLAN (THE "PLAN") FOR THE FUND UNDER WHICH THE FUND PAYS THE DISTRIBUTOR FOR SHAREHOLDER SERVICING EXPENSES RELATED TO FUND SHARES.

Shareholder servicing expenses include expenses incurred in connection with the shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed .25% (annualized) of the Fund's average daily net assets. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. During the fiscal year ended February 28, 1995, the Fund made payments under the Plan at an effective annual rate of .25% of the Fund's average net assets.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

Banks may act as Service Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

--------------------------------------------------------------------------------
                       PACIFIC   HORIZON   MUTUAL   FUNDS
                                                             BULK RATE
                                                           U.S. POSTAGE
                                                               PAID
                                                          NEW YORK, N.Y.
                                                          PERMIT NO. 8048

    COPUSGV95P

                                                      U.S. GOVERNMENT
                                                      SECURITIES FUND

                                                         PROSPECTUS
                                                        July 1, 1995

                                                      NOT FDIC INSURED

PROSPECTUS

JULY 1, 1995

                                                TAX-EXEMPT MONEY FUND
                                                CALIFORNIA TAX-EXEMPT
                                                  MONEY MARKET FUND
                  (Investment Portfolios offered by Pacific Horizon Funds, Inc.)

--------------------------------------------------------------------------------

THIS PROSPECTUS APPLIES TO THE PACIFIC HORIZON SHARES OF TWO NO-LOAD TAX-EXEMPT INVESTMENT PORTFOLIOS OFFERED BY PACIFIC HORIZON FUNDS, INC. (THE "COMPANY")--THE TAX-EXEMPT MONEY FUND AND THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND (THE "FUNDS"). THE TAX-EXEMPT MONEY FUND IS A DIVERSIFIED INVESTMENT PORTFOLIO AND THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND IS A NON-DIVERSIFIED INVESTMENT PORTFOLIO. THE FUNDS ARE DESIGNED TO PROVIDE INVESTORS WITH DAILY LIQUIDITY.

THE INVESTMENT OBJECTIVE OF THE TAX-EXEMPT MONEY FUND IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH RELATIVE STABILITY OF PRINCIPAL. THE INVESTMENT OBJECTIVE OF THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND IS TO SEEK AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE OF FEDERAL INCOME TAX AND CALIFORNIA STATE PERSONAL INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND RELATIVE STABILITY OF PRINCIPAL. THE FUNDS SEEK TO ACHIEVE THEIR OBJECTIVES BY INVESTING PRIMARILY IN U.S. DOLLAR-DENOMINATED OBLIGATIONS THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX, AND IN THE CASE OF THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND, IS ALSO EXEMPT FROM TAXATION UNDER THE LAWS OR CONSTITUTION OF CALIFORNIA.

PORTFOLIO SECURITIES HELD BY EACH FUND HAVE REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS FROM THE DATE OF PURCHASE BY THE FUND. PORTFOLIO SECURITIES THAT HAVE CERTAIN PUT OR DEMAND FEATURES EXERCISABLE BY A FUND WITHIN THIRTEEN MONTHS AND SECURITIES HELD AS COLLATERAL FOR REPURCHASE AGREEMENTS MAY HAVE LONGER MATURITIES.

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BANK OF AMERICA"), SAN FRANCISCO, CALIFORNIA, ACTS AS INVESTMENT ADVISER TO THE FUNDS. SHARES OF EACH FUND MAY BE PURCHASED OR REDEEMED AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY THE FUND. CONCORD FINANCIAL GROUP, INC. SPONSORS THE FUNDS AND ACTS AS THEIR DISTRIBUTOR AND CONCORD HOLDING CORPORATION ACTS AS THEIR ADMINISTRATOR, NEITHER OF WHICH IS AFFILIATED WITH BANK OF AMERICA.

This Prospectus sets forth certain information about the Funds that investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated July 1, 1995(as it may from time to time be revised), is incorporated herein by reference and discusses certain subjects in this Prospectus further as well as other matters which may be of interest to investors. A free copy of the Statement of Additional Information may be obtained by calling 800-332-3863.
--------------------------------------------------------------------------------

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Each Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investment in the Funds involves investment risk, including the possible loss of principal amount invested.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offering of the Fund's shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This prospectus does not constitute an offer by the fund or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the fund or the distributor to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

                                    CONTENTS

                              EXPENSE SUMMARY                     2
                              FINANCIAL HIGHLIGHTS                3
                              INVESTMENT OBJECTIVES AND
                                POLICIES                          5
                              MANAGEMENT OF THE FUNDS             12
                              PURCHASE OF SHARES                  14
                              REDEMPTION OF SHARES                16
                              SHAREHOLDER SERVICES                18
                              DIVIDENDS, DISTRIBUTIONS
                                AND TAXES                         20
                              DESCRIPTION OF SHARES               22
                              PERFORMANCE CALCULATIONS            23
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          125 West 55th Street                    555 California Street
          New York, NY 10019                      San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY
The following table sets
forth certain information
regarding the shareholder
transaction expenses imposed
by each Fund and the annual
operating expenses of each
Fund incurred during its
last fiscal year with
respect to its Pacific
Horizon Shares. Actual
expenses may vary.
Hypothetical examples based
on the summary are also
shown.

-------------------------------------------------------------------
                                                             CALIFORNIA
                                                 TAX-        TAX-EXEMPT
                                                EXEMPT       MONEY
                                                MONEY        MARKET
                                                ------       ------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases..............     None         None
Sales Load Imposed on Reinvested Dividends...     None         None
Deferred Sales Load..........................     None         None
Redemption Fees..............................     None         None
Exchange Fee.................................     None         None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees..............................     .20%         .20%
All Other Expenses...........................     .40%         .42%
Special Management Services Fee After Fee
  Waivers....................................     .32%         .32%
Other Expenses...............................     .08%         .10%
Total Fund Operating Expenses................     .60%         .62%
                                                 =====        =====
-------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                           1        3         5         10
                               EXAMPLE                                    YEAR     YEARS     YEARS     YEARS
                                                                          ---      ----      ----      ----
You would pay the following expenses on a $1,000 investment, assuming
  (1) a 5% annual return and (2) redemption at the end of each time period:
    Tax-Exempt Money Fund.............................................    $ 6      $ 19      $ 33      $ 75
    California Tax-Exempt Money Market Fund...........................    $ 6      $ 20      $ 35      $ 77

--------------------------------------------------------------------------------

The foregoing Expense Summary and Example are intended to assist investors in Pacific Horizon Shares in understanding the various shareholder transaction and operating expenses of each Fund that investors bear either directly or indirectly. Without fee waivers and expense reimbursements, the Funds incur an investment advisory fee and an administration fee, each payable at a maximum annual rate of .10% of each Fund's average daily net asset value, and a special management services fee payable at the annual rate of .32% of the average net asset value of the Tax-Exempt Money Fund's Pacific Horizon Shares and .35% of the average net assets of the California Tax-Exempt Money Market Fund's Pacific Horizon Shares outstanding from time to time. However, as indicated in the above Expense Summary and Example, the investment adviser and administrator anticipate waiving a portion of their respective Special Management Services fees for the California Tax-Exempt Money Market Fund in the aggregate amount of 0.03% of the average daily net assets of the California Tax-Exempt Money Market Fund during the current fiscal year. Absent such waivers, it is estimated that the total operating expenses of Pacific Horizon Shares of the California Tax-Exempt Money Market Fund would be .65%. Additionally, the investment adviser and administrator may also voluntarily waive a portion of their respective fees or reimburse expenses for each Fund from time to time. This voluntary waiver or reimbursement may be modified or terminated at any time. For a further description of the Funds' operating expenses, see "Management of the Funds" in this Prospectus.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN AND OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The Tax-Exempt Fund commenced operations on July 10, 1987 as a separate investment portfolio (the "Predecessor Tax-Exempt Fund") of The Horizon Funds, a Massachusetts business trust. On January 19, 1990, the Predecessor Tax-Exempt Fund was reorganized as the Tax-Exempt Money Fund of the Company and has previously offered only two series of shares--Horizon Shares and Horizon Service Shares. The Company first offered Pacific Horizon Shares of the Tax-Exempt Money Fund on July 9, 1993.

The table below sets forth certain information concerning the investment results for Pacific Horizon Shares of the Tax-Exempt Money Fund for the periods indicated. The information contained in the Financial Highlights has been audited by Price Waterhouse LLP, independent accountants of the Tax-Exempt Money Fund, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information, which may be obtained upon request. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information.

Selected Data for a Pacific Horizon Share Outstanding Throughout Each of the Periods Indicated.
--------------------------------------------------------------------------------

                                                                          TAX-EXEMPT MONEY
                                                                                FUND
                                                                         -------------------
                                                                          YEAR        PERIOD
                                                                         ENDED        ENDED
                                                                         FEBRUARY     FEBRUARY
                                                                         28,          28,
                                                                          1995        1994*
                                                                         ------       ------
PACIFIC HORIZON SHARES:
Net asset value per share, beginning of period.......................    $   1.00      $   1.00
Income from Investment Operations:
     Net investment income...........................................      0.0253        0.0124
Less Dividends:
     Dividends from net investment income............................     (0.0253)      (0.0124)
Net change in net asset value per share..............................      0.0000        0.0000
Net asset value per share, end of period.............................    $   1.00      $   1.00
                                                                        =========     =========
Total return.........................................................        2.56%         1.25%+++
Ratios/Supplemental Data:
     Net assets, end of period (000).................................    $ 37,454      $ 49,648
     Ratio of expenses to average net assets.........................        0.60%         0.60%+**
     Ratio of net investment income to average net assets............        2.47%         1.95%+**

---------------
  *  For the period July 9, 1993 (initial offering date) through February 28,
     1994.
 ** Net of fees waived by the Adviser and Administrator which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% (annualized).
  +  Annualized.
+++  Not Annualized.

The table below sets forth certain information concerning the investment results for Pacific Horizon Shares of the California Tax-Exempt Money Market Fund for the periods indicated. The information contained in the Financial Highlights has been audited by Price Waterhouse LLP, independent accountants of the California Tax-Exempt Money Market Fund, whose unqualified report thereon insofar as it relates to the five year period ended February 28, 1995 is incorporated by reference in the Statement of Additional Information, which may be obtained upon request. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information.

Selected Data for a Pacific Horizon Share Outstanding Throughout Each of the Periods Indicated.
--------------------------------------------------------------------------------

                                                                   CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                                  --------------------------------------------------------------------------
                                                                           YEAR ENDED                               PERIOD
                                                  -------------------------------------------------------------      ENDED
                                                  FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
                                                     28,          28,          28,          29,          28,          28,
                                                   1995++       1994++       1993++        1992         1991         1990*
                                                  ---------    ---------    ---------    ---------    ---------    ---------
PACIFIC HORIZON SHARES:
Net asset value per share, beginning of
  period.......................................   $    1.00    $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
Income from Investment Operations:
    Net investment income......................      0.0249       0.0186       0.0224       0.0364       0.0495       0.0118
    Net realized gain (loss) on securities.....     (0.0001)      0.0002      (0.0002)      0.0000      (0.0001)      0.0000
                                                  ---------    ---------    ---------    ---------    ---------    ---------
        Total income from investment
          operations...........................      0.0248       0.0188       0.0222       0.0364       0.0494       0.0118
Less Dividends:
    Dividends from net investment income.......     (0.0249)     (0.0186)     (0.0224)     (0.0364)     (0.0495)     (0.0118)
                                                  ---------    ---------    ---------    ---------    ---------    ---------
Net change in net asset value per share........     (0.0001)      0.0002      (0.0002)      0.0000      (0.0001)      0.0000
                                                  ---------    ---------    ---------    ---------    ---------    ---------
Net asset value per share, end of period.......   $    1.00    $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                  =========    =========    =========    =========    =========    =========
Total return...................................        2.52%        1.88%        2.27%        3.70%        5.06%        1.18%+++
Ratios/supplemental data:
    Net assets, end of period (000)............   $ 186,643    $ 203,724    $ 128,448    $ 107,424    $ 118,816    $  51,380
    Ratio of expenses to average net assets....        0.62%        0.66%**      0.66%**      0.57%**      0.55%**      0.49%+**
    Ratio of net investment income to average
      net assets...............................        2.48%        1.86%**      2.21%**      3.62%**      4.81%**      5.10%+**

---------------
  * For the period December 6, 1989 (commencement of operations) through February 28, 1990.
 ** Net of fee waivers and expense reimbursements by the Adviser and the Administrator which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.02%, 0.08%, 0.13% and 0.22% for the years ended February 28, 1994, February 28, 1993, February 29, 1992 and February 28, 1991, respectively, and 0.49% (annualized) for the period ended February 28, 1990.
  + Annualized.
 ++ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
+++ Not annualized.

INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

This section describes the investment objectives and policies of the Funds. Assets of the Funds will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission (the "SEC"), and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days. All securities acquired by the Funds will be determined by the investment adviser, under guidelines established by the Company's Board of Directors, to present minimal credit risks. Securities acquired by the Tax-Exempt Money Fund will, under normal market conditions, be "First Tier Securities," of the types described below. During temporary defensive periods or if in the investment adviser's opinion suitable First Tier Securities are not available for investment, however, the Tax-Exempt Money Fund may also acquire "Eligible Securities" (as defined by the SEC) of the types described below. Securities acquired by the California Tax-Exempt Money Market Fund will be Eligible Securities. First Tier Securities consist of instruments that are rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") including Standard and Poor's Ratings Group, Division of McGraw Hill ("Standard and Poor's"), Moody's Investor Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff and Phelps") or Fitch Investors Service, Inc. ("Fitch") or issued by Issuers with such ratings. Eligible Securities consist either of instruments that are rated at the time of purchase in the top two ratings categories by one or more NRSROs, or are issued by issuers with such ratings. The Appendix to the Statement of Additional Information includes a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but not short-term ratings) purchased by a particular Fund will be of comparable quality to the rated instruments that the Fund may purchase, as determined by the Funds' investment adviser pursuant to guidelines approved by the Board of Directors.

TAX-EXEMPT MONEY FUND. The Tax-Exempt Money Fund's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of U.S. dollar-denominated short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which have certain put or demand features exercisable by the Fund within thirteen months or are subject to repurchase agreements may have longer maturities.)

As a matter of fundamental policy, under normal market conditions at least 80% of the Fund's total assets will be invested in Municipal Securities (other than private activity bonds the interest on which is treated as a specific tax preference item under the federal alternative minimum tax). The Fund may also invest in taxable obligations and may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are not available. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase. Such taxable obligations include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks and commercial paper. These obligations are described further in the Statement of Additional Information.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND. The California Tax-Exempt Money Market Fund's investment objective is to seek as high a level of current interest income free of federal income tax and California state personal income tax as is consistent with the preservation of capital and relative stability of principal. The Fund's assets are primarily invested in Municipal Securities issued by or on behalf of the State of California and other issuers. Municipal Securities acquired by the Fund will generally have remaining maturities of thirteen months or less.

As a matter of fundamental policy, under normal market conditions at least 80% of the Fund's net assets will be invested in Municipal Securities the interest on which is exempt from taxation under the California constitution or the laws of California ("California Municipal Securities"). So long as at least 50% of the Fund's total assets are invested in obligations the interest on which is exempt from taxation by California ("California Exempt Securities," which generally are limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations) as of the end of each quarter, dividends paid by the Fund which are derived from interest on California Exempt Securities will be exempt from California state personal income tax; if this policy is not achieved, no portion of the Fund's dividends will be exempt from California state personal income tax. Dividends derived from interest on Municipal Securities other than California Municipal Securities will be subject to California state personal income tax. See "Dividends, Distributions and Taxes."

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable. In accordance with the Fund's investment objective, and subject to the Fund's fundamental policy that under normal market conditions 80% of its net assets be invested in California Municipal Securities, investments may be made in taxable obligations of up to thirteen months in maturity if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes. Such taxable obligations will be limited to those that may be acquired by the Tax-Exempt Money Fund. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities.

Additionally, the Fund will not invest more than 10% of its total assets in securities that are illiquid because of the absence of a readily available market or otherwise, including repurchase agreements providing for settlement more than seven days after notice.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit ratings of the users of the facility involved. The Funds' portfolios may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax. Municipal Securities also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loan obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Funds may also purchase tax-exempt commercial paper.

Securities acquired by the Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero-Coupon Receipts." The Fund may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives a Fund an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less as determined in accordance with the regulations of the Securities and Exchange Commission (although the securities held by the issuer may have longer maturities). If a participation interest is unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which the Fund involved may invest pursuant to guidelines approved by the Company's Board of Directors. For certain participation interests, the Fund involved will have the right to demand payment, on not more than 30 days' notice, for all or any part of its participation interest, plus accrued interest. As to these instruments, the Funds intend to exercise their right to demand payment as needed to provide liquidity, to maintain or improve the quality of their respective investment portfolio or upon a default (if permitted under the terms of the instrument).

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular federal income tax (and, with respect to California Municipal Securities, California state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor their investment adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

OTHER INVESTMENT PRACTICES

  VARIABLE AND FLOATING RATE INSTRUMENTS. Securities purchased by the
Funds may include variable and floating rate instruments, which may have a stated maturity in excess of the Funds' maturity limitations but which will, in such event and except with respect to certain U.S. Government obligations purchased by the Tax-Exempt Money Fund, permit the Fund involved to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic re-adjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable within seven days upon demand and do not have an active trading market) that are acquired by a Fund are subject to the Fund's percentage limitations on illiquid investments. The creditworthiness of the issuers of such instruments and their ability to repay principal and interest will be continuously monitored by the Fund's investment adviser.

  WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Funds may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in the secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. A Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of its total assets absent unusual market conditions. In the event its forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, a Fund's liquidity and the ability of the investment adviser to manage its portfolios might be adversely affected. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their respective investment objective.

  STAND-BY COMMITMENTS. The Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The California Tax-Exempt Money Market Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, that Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

  REPURCHASE AGREEMENTS. The Funds may agree to purchase securities from financial institutions, such as banks and broker-dealers as are deemed creditworthy by the investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to purchase them at an agreed upon time and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding thirteen months, the Funds intend only to enter into repurchase agreements having maturities not exceeding 60 days. Securities subject to repurchase agreements are held either by the Company's custodian, or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount that exceeds the repurchase price, and such value (including accrued interest) will be continuously monitored by the investment adviser on an ongoing basis. Default by the seller would, however, expose the Fund involved to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940.

  REVERSE REPURCHASE AGREEMENTS. The Funds may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. At the time a Fund entered into a reverse repurchase agreement, it would place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the investment adviser would continuously monitor the account to ensure that the value is maintained. A Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund involved may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the net investment income of the Fund. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940. A Fund will not purchase securities while it has borrowings (including reverse repurchase agreements) outstanding.

SPECIAL CONSIDERATIONS AND RISKS

In seeking to achieve their respective investment objectives the Funds may invest in Municipal Securities that are private activity bonds the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. See "Dividends, Distributions and Taxes." Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund's total assets when added together with any taxable investments held by that Fund. Moreover, although the Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their respective assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Funds' investment adviser. Additionally, although the Tax-Exempt Money Fund may invest more than 25% of its assets in Municipal Securities the issuers of which are located in the same state, it does not presently intend to do so on a regular basis other than issuers located in California. To the extent a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects or issued by issuers located in the same state, the Fund will be subject to the peculiar economic, political or business risks presented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if its assets were not so concentrated.

The California Tax-Exempt Money Market Fund is classified as a non-diversified investment company under the Investment Company Act of 1940. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

The Funds' concentration in California Municipal Securities raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of California issues with the yield of a more diversified portfolio including non-California issues before making an investment decision.

Many of the Funds' Municipal Securities are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local California governmental entities, it is not presently possible to determine the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to Municipal Securities of California governmental issuers over the past several years.

In addition to the various initiatives discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California. These economic factors have reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses have been rising. Such economic factors have also adversely impacted the ability of state and local California governmental entities to repay debt.

In addition to the risk of nonpayment of state and local California governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by the Funds pursuant to current Securities and Exchange Commission regulations. Since there are large numbers of buyers of such debt that are similarly restricted, the supply of Eligible Securities (as defined above) could become inadequate at certain times. A more detailed description of special factors affecting investments in California Municipal Securities, of which investors should be aware, is set forth in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined in the Investment Company Act of 1940). A Fund's policies may be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of such Fund's outstanding shares, except that the following investment limitations may not be changed without such a vote of shareholders. A description of certain other fundamental investment limitations is contained in the Statement of Additional Information.

The Tax-Exempt Money Fund may not:

1. Under normal circumstances invest less than 80% of its total assets in Municipal Securities (other than private activity bonds the interest on which may be subject to the federal alternative minimum tax).

2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however that (a) there is no limitation with respect to investments in Municipal Securities or obligations issued or guaranteed by the Federal Government and its agencies and instrumen-talities; (b) although there is no limitation with respect to investments in certificates of deposit and bankers' acceptances issued by domestic branches of United States banks, no more than 10% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and no more than 25% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and foreign branches of domestic banks;
   (c) each utility service (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (d) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

3. Borrow money except from banks for temporary purposes and in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient. The Fund will not purchase any securities while borrowings are outstanding. Interest paid on borrowed funds will reduce the net investment income of the Fund.)

4. Invest more than 10% of the value of its total assets in securities with legal or contractual restrictions on resale (including repurchase agreements with terms greater than seven days).

The California Tax-Exempt Money Market Fund may not:

1. Under normal market conditions invest less than 80% of its net assets in California Municipal Securities.

2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer, and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing.

INVESTMENT DECISIONS

Investment decisions for each Fund are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, available investments or opportunities for sales will be allocated in a manner which Bank of America believes to be equitable. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.

In addition, in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may take into account the sale of shares of a Fund by broker-dealers and other financial institutions (including affiliates of Bank of America and the Funds' distributor), provided Bank of America believes that the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS. The business of the Company is managed under the direction of its Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information.

INVESTMENT ADVISER. Bank of America serves as the Company's investment adviser. Bank of America, with principal offices at 555 California Street, San Francisco, California 94104, is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries. Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations in 1984. Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company.

As investment adviser Bank of America manages the Funds' investments and is responsible for all purchases and sales of the Funds' portfolio securities. For its investment advisory services Bank of America is entitled to receive a fee accrued daily and payable monthly at the following annual rates: .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's net assets, plus .08% of each Fund's net assets over $5 billion. For the fiscal year ended February 28, 1995, the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund paid Bank of America advisory fees at the effective annual rate of .10% of their respective average daily net assets.

In addition, Bank of America is also entitled to fees under the Company's Special Management Services Agreement described below and may receive fees charged directly to its customers' accounts in connection with investments in Fund shares.

ADMINISTRATOR. Concord Holding Corporation (the "Administrator")serves as the Company's administrator and assists generally in supervising the Funds' operations. The Administrator is a wholly-owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 West 55th Street, New York, New York 10019.

Under its Basic Administrative Services Agreement for the Funds, the Administrator has agreed to: provide facilities, equipment and personnel to carry out specified administrative services for the benefit of all series in the Funds, including coordination of reports to shareholders and the Securities and Exchange Commission; calculation of the net asset value of the Funds' shares and dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Funds' offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Funds' books and records; and the provision of various services for shareholders who have made a minimum initial investment of at least $500,000, including the provision of a facility to receive purchase and redemption orders for the accounts of such shareholders.

For its administrative services the Administrator is entitled to receive an administration fee computed daily and payable monthly at the following annual rates: .10% of the first $7 billion of each Fund's net assets, plus .09% of the next $3 billion of each Fund's net assets, plus .08% of each Fund's net assets over $10 billion. For the fiscal year ended February 28, 1995, the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund paid the Administrator administration fees at the effective annual rates of .10% of their respective average daily net assets.

Pursuant to the authority granted in its agreement with the Company, the Administrator has entered into an agreement with The Bank of New York under which the bank performs certain of the services listed above--e.g., calculating the net asset value of the Funds' shares and dividends to shareholders and maintaining the Funds' books and records. The Funds bear all fees and expenses charged by The Bank of New York for these services.

SPECIAL MANAGEMENT SERVICES AGREEMENT. The Company has entered into a Special Management Services Agreement with Bank of America and the Administrator with respect to the Funds' Pacific Horizon Shares. Under the agreement, Bank of America and the Administrator have agreed to develop and monitor the investor programs that are offered from time to time in connection with such shares; provide dedicated walk-in and telephone facilities to handle shareholder inquiries and serve investor needs; develop and maintain specialized systems for the automatic investments of customers of Bank of America, the Administrator and selected broker/dealers; maintain the registration or qualification of Pacific Horizon Shares for sale under state securities laws; assume the expense of payments made to third parties for services provided in connection with the investments of their customers in Pacific Horizon Shares; and provide various services (such as the provision of a facility to receive purchase and redemption orders) for shareholders who have made a minimum initial investment of less than $500,000.

For the services provided and expenses assumed pursuant to the Special Management Services Agreement, Bank of America (or Security Pacific prior to its merger with Bank of America) and the Administrator are entitled to receive an aggregate fee, computed daily and payable monthly, at the annual rates of .32% and .35%, respectively, of the average daily net asset value of the outstanding Pacific Horizon Shares of the Tax Exempt Money Fund and the California Tax-Exempt Money Market Fund. However, as described in the section entitled "Expense Summary," Bank of America and the Administrator have voluntarily agreed to waive
 .03% of the Special Management Services fees with respect to Pacific Horizon Shares of the California Tax-Exempt Money Market Fund. As stated below under "Description of Shares," such fees are borne by the Funds' Pacific Horizon Shares and are not paid with respect to the Funds' other series of shares. For the fiscal year ended February 28, 1995, the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund paid aggregate fees pursuant to the Special Management Services Agreement at the effective annual rates of .32% of the average daily net assets of their respective Pacific Horizon Shares.

DISTRIBUTOR. Concord Financial Group, Inc. (the "Distributor") is the principal underwriter and distributor for shares of the Fund. The Distributor is a wholly-owned subsidiary of the Administrator organized to distribute shares of mutual funds to institutional and retail investors. Its offices are located at 125 West 55th Street, New York, New York 10019.

The Distributor makes a continuous offering of the Funds' shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Funds (after such items have been prepared and set in type by the Funds) that are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the Funds' shares for sale to the public.

CUSTODIAN AND TRANSFER AGENT. The Bank of New York, located at 90 Washington Street, New York, New York 10286, serves as the Fund's custodian. DST Systems, Inc. (the "Transfer Agent"), 811 Main, Kansas City, Missouri 64105-2005, serves as the Funds' transfer agent and dividend disbursing agent. The Company has also entered into a Cash Management and Related Services Agreement with The Bank of New York pursuant to which The Bank of New York receives and disburses funds in connection with the wire purchase and wire redemption of the Fund's shares.

FEE WAIVERS. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' contractors bear all expenses in connection with the performance of their services, and the Funds bear the expenses incurred in their operations. From time to time during the course of the Funds' fiscal year, Bank of America and/or the Administrator may voluntarily not receive payment of fees and/or assume certain expenses of a Fund, while retaining the ability to be reimbursed by that Fund for such amounts prior to the end of the fiscal year and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time. This will have the effect of lowering the overall expense ratio of the Fund involved and of increasing such Fund's yield to investors at the time such fees are not received or amounts are assumed and of increasing the overall expense ratio of such Fund and of decreasing yield to investors when such fees or amounts are reimbursed.

BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1986 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Bank of America is subject to such banking laws and regulations.

Bank of America believes it may perform the services for the Funds contemplated by its agreements without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by Bank of America, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Funds.

Should future legislative, judicial or administrative action prohibit or restrict the activities of Bank of America in connection with the provision of services on behalf of a Fund, such Fund might be required to alter materially or discontinue its arrangements with Bank of America and change its method of operations. It is not anticipated, however, that any change in such Fund's method of operations would affect its net asset value per share or result in a financial loss to any shareholder.

PURCHASE OF SHARES

Pacific Horizon Shares may be purchased directly from the Distributor, by clients of Bank of America through their qualified trust and agency accounts, or by clients of certain institutions such as banks or broker-dealers ("Service Organizations") without a charge imposed by a Fund, although Bank of America and Service Organizations may charge a fee for providing administrative services in connection with investments in Fund shares. The minimum initial investment is $500, except for purchases through Bank of America's trust and agency accounts or through a Service Organization whose clients have made aggregate minimum purchases of $1,000,000, in which event the minimum initial investment is $100, or as otherwise described below under "Shareholder Services." The minimum subsequent investment is $50, except for investments arising from automatic investment transactions on behalf of Bank of America's trust and agency accounts, as to which there is no minimum. Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Funds. The Funds reserve the right to reject any purchase order. Persons wishing to purchase shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions. Other investors may purchase shares in the manner described below.

An investor desiring to purchase shares by mail should complete an Account Application and mail the Application and a check payable to "Pacific Horizon [Name of specific Fund ]" to the Company, c/o DST Systems, Inc., P.O. Box 419955, Kansas City, Missouri 64141-6955. All subsequent payments should be mailed to DST Systems, Inc., P.O. Box 419940, Kansas City, Missouri 64173-0298. An investor desiring to purchase shares by wire should request his bank to transmit immediately available funds by wire to The Bank of New York, ABA No. 021000018, Pacific Horizon Funds, Inc.-- California Tax-Exempt Money Market Fund, DDA No. 8900052651, or Pacific Horizon Funds, Inc.--Tax-Exempt Money Fund, No. 8900052562 for purchase of shares in the investor's name. It is important that the wire include the investor's name, address, and tax identification number, indicate whether a new account is being established or subsequent payment is being made to an established account and indicate the name of the Fund. If a subsequent payment is being made, the investor's Fund account number should be included. An investor should contact his bank for information on remitting funds in this manner, including any charges imposed by the bank for wiring funds. Payments which are hand delivered must be delivered directly to the Transfer Agent at 811 Main, Kansas City, Missouri 64105-2005.

A fee will be imposed by the Transfer Agent if any check used for investment in an account does not clear. All payments should be in U.S. dollars. Purchase orders in proper form are effected on a day on which both the Funds' custodian and the New York Stock Exchange (the "Exchange") are open for business (a "Business Day") at the net asset value per share next determined after receipt by the Transfer Agent at its Kansas City office of both an order and federal funds. Purchases will not be effected until payments made in other than federal funds are converted to federal funds, which is ordinarily within two business days of receipt. Purchase orders in proper form are effected upon receipt by the Transfer Agent at its Kansas City office. If an order is received by the Transfer Agent before 10:30 a.m. Eastern Time (with respect to the California Tax-Exempt Money Market Fund), or 12:00 noon Eastern Time (with respect to the Tax-Exempt Money Fund) on a business day and federal funds are received by 4:00 p.m. the same business day, shares will be purchased at the net asset value next determined after receipt on that day. Otherwise, Fund shares will be purchased at the net asset value next determined on the next business day. It is the responsibility of Bank of America or the Service Organization involved to transmit orders for purchases of shares by its customers to the Transfer Agent and deliver required funds on a timely basis, in accordance with the procedures stated above. Share purchases and redemptions executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business.

Net asset value per share for each Fund is determined as of 12:00 noon Eastern Time on each Business Day and is computed by dividing the value of a Fund's net assets (i.e., the value of its assets less liabilities) by the total number of its outstanding shares. Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of amortized cost (as described in the Statement of Additional Information under "Purchase and Redemption of Shares"). There can be no assurance that either Fund will be able to maintain a net asset value of $1.00 per share. The net asset value per share for purposes of pricing purchase and redemption orders for each Fund share is determined independently of that for other portfolios of the Company. For voice recorded price and yield information call (800) 227-1545.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account. See the Fund's Account Application for further information about this requirement.

The Company will obtain a representation from Service Organizations (as well as from Bank of America and the Administrator) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

TELETRADE. Although the privilege may not be used to make an initial purchase, an investment in Pacific Horizon Shares of a Fund automatically entitles an investor to purchase shares of a Fund (minimum of $500 and maximum of $50,000 per transaction) without charge by telephone unless he indicates on the Account Application or in a subsequent written notice to the Transfer Agent that he does not wish to use the TeleTrade Privilege. Appropriate information concerning the investor's bank must be provided in the Account Application or in a subsequent signature guaranteed letter of instruction to the Transfer Agent before the TeleTrade Privilege may be used. The proceeds will be transferred between the checking, NOW or bank money market account designated in one of these documents and the investor's Fund account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. TeleTrade purchases are effected at the net asset value next determined after receipt of payment by the Transfer Agent. The Fund may modify this privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

An investor who has selected the TeleTrade Privilege may request TeleTrade purchases by telephoning the Transfer Agent at (800) 346-2087. The TeleTrade Privilege may not be available to certain clients of Bank of America or particular institutional investors.

REDEMPTION OF SHARES

Investors whose shares are purchased through accounts at Bank of America or a Service Organization may redeem all or part of their Pacific Horizon Shares in accordance with the instructions pertaining to such accounts. If such investors are also the shareholders of record of those accounts on the books of the Transfer Agent, they may redeem shares in accordance with the procedures described below under "Regular Redemption." Such investors wishing to use the redemption methods described below must arrange with Bank of America or their Service Organization for delivery of the required application(s) to the Transfer Agent. Redemption orders are effected on a Business Day at the net asset value per share next determined after receipt of the order by the Transfer Agent. It is the responsibility of Bank of America or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with any of the following procedures.

REGULAR REDEMPTION. An investor may redeem shares in any amount by sending a written request to the Tax-Exempt Money Fund or

California Tax-Exempt Money Market Fund, c/o DST Systems, Inc., P.O. Box 419955, Kansas City, Missouri 64141-6955. Redemption requests are effected upon receipt by the Transfer Agent at its Kansas City office. Redemption requests delivered to the Company other than by mail must be delivered to the offices of the Transfer Agent at 811 Main, Kansas City, Missouri 64105-2005. Shares for which certificates have been issued may not be redeemed unless the certificates have been submitted to the Transfer Agent and endorsed for transfer.

Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts. A redemption request for (i) an amount in excess of $50,000 per day, (ii) any amount if the proceeds are to be sent elsewhere than to the address of record, and (iii) an amount of $50,000 or less if the address of record has not been on file with the Transfer Agent for a period of sixty days, must be accompanied by a signature guarantee. The guarantor of a signature must be a bank that is a member of the FDIC, a trust company, a member firm of a national securities exchange or other eligible guarantor institution. The Transfer Agent will not accept guarantees from notaries public. Signatures on endorsed certificates submitted for redemption must also be guaranteed. Guarantees must be signed by an authorized signatory of the guarantor institution and "Signature Guaranteed" must appear with the signature.

TELETRADE. An investor may redeem shares in the same manner and subject to the same limitations as described under "Purchases of Shares--TeleTrade" above. Redemption proceeds will be on deposit in the investor's account at a domestic financial institution which is an Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. An investor may also request that redemption proceeds be sent by check. Checks will be sent only to the registered owner(s) and only to the address of record. An investor who has selected the TeleTrade Privilege may request TeleTrade redemptions by telephoning the Transfer Agent at (800) 346-2087. Shares issued in certificate form are not eligible for this Privilege. Neither the Company nor any of its service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable.

WIRE REDEMPTION. An investment in Pacific Horizon Shares of a Fund automatically entitles an investor to redeem shares by wire unless he indicates on the Account Application or in a subsequent signature guaranteed written notice to the Transfer Agent that he does not wish to use this method of redemption. Appropriate information concerning the investor's bank must be provided in the Account Application or in a subsequent signature guaranteed letter of instruction before shares may be redeemed by wire. An investor may instruct the Transfer Agent to redeem shares in a Fund on written, telegraphic, or telephone instructions from any person representing himself to be the investor and believed by the Transfer Agent to be genuine. The responsibility of the Transfer Agent and certain other parties for telephonic instructions is discussed in the preceding paragraph. The proceeds of redemption will normally be wired in federal funds to the commercial bank specified by the investor on the Account Application. Redemption proceeds must be in an amount of at least $1,000 and may be subject to limits as to frequency and overall amounts. Wire redemptions may be terminated or modified by a Fund at any time. Shares issued in certificate form are not eligible for wire redemption. An investor should contact his bank for information on any charges imposed by the bank in connection with the receipt of redemption proceeds by wire. During periods of substantial economic or market change, telephone wire redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request in person to the Transfer Agent or by mail as described above under "Regular Redemption." For additional information concerning wire redemption, see the Statement of Additional Information and the Fund's Account Application.

CHECK REDEMPTION. An investor may request on the Account Application that the Company provide Redemption Checks ("Checks") drawn on his Fund. Checks will be sent only to the registered owner(s) and only to the address of record. The Account Application Form must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in the amount of $500 or more. Dividends are earned until the Check clears the Transfer Agent. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the investor's Fund to redeem a sufficient number of the investor's shares to cover the amount of the Check. All cleared checks will be returned to the investor on a monthly basis. There is no charge to the investor for the use of the Checks; however, the Transfer Agent will impose a charge for stopping payment of a Check upon the request of the investor, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends accrue daily, Checks should not be used to close an account, as a small balance is likely to result. Shares for which stock certificates have been issued may not be redeemed by Check.

OTHER REDEMPTION INFORMATION. The Funds will make payment for all shares redeemed after receipt by the Transfer Agent of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or TeleTrade, the Company will, upon the clearance of purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. Where redemption is requested other than by mail, shares purchased by check or by TeleTrade will not be redeemed for a period of seven business days after their purchase. This procedure does not apply to situations where a Fund receives payment in cash or immediately available funds for the purchase of shares. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. An investor having purchased shares by wire must have filed an Account Application before any redemption requests can be honored.
The Funds impose no charge when shares are redeemed. However, if shares have been purchased through Bank of America or a Service Organization, Bank of America or the Service Organization may charge a fee for providing administrative services in connection with investments in shares. The Funds reserve the right to redeem accounts involuntarily, upon sixty days' written notice, if an account's net asset value falls below the $500 minimum balance.

SHAREHOLDER SERVICES

The services and privileges described under this heading may not be available to certain clients of Bank of America and particular Service Organizations, and Bank of America and some Service Organizations may impose conditions on their clients which are different from those described in this Prospectus. You should consult Bank of America or your Service Organization in this regard.

EXCHANGE PRIVILEGE. The Exchange Privilege enables an investor to exchange Pacific Horizon Shares of a Fund for: like shares in another portfolio of the Company, or like shares of any investment portfolio of Time Horizon Funds (an open-end investment company managed by an affiliate of Bank of America) after it has commenced operations, provided that such other shares may legally be sold in the state of the investor's residence. An investment in Pacific Horizon Shares of a Fund automatically entitles an investor to use this Privilege unless he has indicated on the Account Application or in a subsequent written notice to the Transfer Agent that he does not wish to have this Privilege. The shares that are exchanged must have a current value of at least $500; furthermore, in establishing a new account through use of this Privilege, the shares being exchanged must have a value at least equal to the minimum initial investment required by the particular portfolio into which the exchange is being made. Prospectuses for portfolios of the Company (as well as prospectuses for investment portfolios of Time Horizon Funds) into which an exchange is being made may be obtained from the investor's Service Organization or the Distributor. A shareholder may telephone instructions by calling the Transfer Agent at (800) 346-2087. See "Redemption of Shares--TeleTrade" for a description of the Company's policy regarding responsibility for telephone instructions. When shares of a Fund are exchanged for shares of another portfolio in the Company (or for shares of an investment portfolio of Time Horizon Funds) which are sold with a sales load, the applicable sales load, if any, will be deducted. An investor desiring to use the Exchange Privilege should read the Statement of Additional Information and consult his or her Service Organization or the Distributor for further information applicable to use of the Privilege. The Company reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time upon notice to shareholders. At least 60 days' notice will be given to shareholders of any material modification to or termination of the Exchange Privilege except where notice is not required under the regulations of the Securities and Exchange Commission.

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program permits an investor to purchase Pacific Horizon Shares of a Fund (minimum $50 per transaction) at regular intervals selected by the investor. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. The minimum initial investment for investors establishing an Automatic Investment Account is $50. To establish an Automatic Investment Account, an investor must check the appropriate box and supply the necessary information on the Account Application or subsequently file a written request with the Transfer Agent. An investor may obtain the necessary applications from the Distributor. An investor may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent at P.O. Box 419955, Kansas City, Missouri 64141-6955 and notification will be effective three business days following receipt. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated.

DIRECT DEPOSIT PROGRAM. If an investor receives federal salary, social security, or certain veteran's, military or other payments from the federal government, he is eligible for the Direct Deposit Program. With this Program, an investor may purchase Pacific Horizon Shares of a Fund (minimum of $50 and maximum of $50,000 per transaction) by having these payments automatically deposited into his Fund account. An investor may deposit as much of such payments as he elects. For instructions on how to enroll in the Direct Deposit Program, an investor should call the Transfer Agent at (800) 346-2087. Death or legal incapacity will terminate an investor's participation in the Program. An investor may elect at any time to terminate his participation by notifying in writing the appropriate federal agency. Further, the Company may terminate an investor's participation upon 30 days' notice to the investor.

AUTOMATIC WITHDRAWAL PLAN. An investor having a $5,000 minimum account may request withdrawal of a dollar amount in multiples of $50 on a monthly, quarterly, semi-annual or annual basis. At the investor's option, monthly withdrawals will be made on either the first or fifteenth day of the month and quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the month selected. To participate in the automatic withdrawal plan, an investor must check the appropriate box and supply the necessary information on the Account Application, which may be obtained from the Distributor or subsequently file a signature guaranteed written request with the Transfer Agent.

DIVIDENDS, DISTRIBUTIONS
AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Shareholders of a Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on the investments held by that Fund. Generally each Fund's net income is declared daily as a dividend. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year after reduction for any available capital loss carry-forward.

Dividends applicable to Pacific Horizon Shares of a Fund are paid in the form of additional full and fractional Pacific Horizon Shares of that Fund at the net asset value of such shares on the payment date, unless the shareholder elects to receive dividends in cash. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof must be made in writing to Pacific Horizon Funds, Inc., [Name of specific Fund], c/o DST Systems, Inc., P.O. Box 419955, Kansas City, Missouri 64141-6955, and will become effective with respect to dividends paid after its receipt by the dividend disbursing agent.

TAXES. Management of the Company believes that each Fund qualified separately for its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and it is intended that each Fund will continue to qualify as a regulated investment company as long as such qualification is in the best interest of its shareholders. Such qualification generally relieves a Fund of liability for federal income taxes, to the extent its earnings are distributed in accordance with the Code. The policy of each Fund is to pay to shareholders at least 90%, of its exempt-interest income net of certain deductions, for each taxable year. Dividends derived from interest on Municipal Securities (known as exempt-interest dividends) and paid to shareholders typically will not be subject to regular federal income tax.

With respect to the California Tax-Exempt Money Market Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of California Exempt Securities and if the Fund qualifies as a regulated investment company under the Code, then the Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Fund so qualifies, dividends derived from interest attributable to California Exempt Securities will be exempt from California state personal income tax. (Such treatment may not apply, however, to investors who are "substantial users" or "related persons" with respect to facilities financed by portfolio securities held by the California Tax-Exempt Money Market Fund.) Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.

Except as noted with respect to the California state personal income tax, distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. Moreover, to the extent, if any, that dividends paid to shareholders are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax and California state personal income tax, whether or not such dividends are reinvested.

The portion of dividends (if any) attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by shareholders as an item of tax preference for purposes of determining liability (if any) for the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the tax liability of such benefits.

Dividends declared in December of any year payable to shareholders of record on a specified date in December will be deemed for federal tax purposes to have been paid by a Fund and received by its shareholders on December 31, if such dividends are paid during January of the following year.

OTHER STATE AND LOCAL TAXES. Investors are advised to consult their tax advisers concerning the application of state and local taxes generally, which may have different consequences from those of the federal income tax and, with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax described above. Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted with respect to California state personal income tax, in some situations, dividends paid by the Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations that, if realized directly would be exempt from such taxes.

GENERAL. Shareholders will be advised at least annually as to the federal income tax and, with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax consequences of dividends and distributions made each year.

The foregoing is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders, and is based on tax laws and regulations in effect as of the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Additional tax information of relevance to particular investors, including investors who may be "substantial users" or "related persons" with respect to facilities financed by Municipal Securities, is contained in the Statement of Additional Information. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

DESCRIPTION OF SHARES

The Company was organized on October 27, 1982 as a Maryland corporation, and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Predecessor Tax-Exempt Fund originally commenced operations on July 10, 1987 as a separate portfolio of The Horizon Funds. On January 10, 1990 the Predecessor Tax-Exempt Fund was reorganized as the Tax-Exempt Money Fund of the Company and prior to July 9, 1993 had offered only two series of shares, Horizon Shares and Horizon Service Shares. On July 9, 1993, all assets and liabilities of the Company's Tax-Exempt Money Fund were reorganized into the Tax-Exempt Money Fund as Pacific Horizon Shares. The California Tax-Exempt Money Market Fund commenced operations on December 6, 1989 as a portfolio of the Company with a single series of shares, Pacific Horizon Shares. On March 1, 1993 the California Tax-Exempt Money Market Fund also began offering Horizon Shares. (Horizon Shares and Horizon Service Shares, which are described in a separate prospectus available upon request, are sold to institutions and may not be purchased by individuals directly.)

The Company's charter authorizes the Board of Directors to issue up to two hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series. Pursuant to such authority, the Board of Directors has authorized the issuance of one billion, 500 million Pacific Horizon Shares, three billion Horizon Shares and three billion Horizon Service Shares representing interests in the Tax-Exempt Money Fund, and one billion Pacific Horizon Shares and one billion Horizon Service Shares representing interests in the California Tax-Exempt Money Market Fund. Horizon Service Shares and Horizon Shares of the Tax-Exempt Money Market Fund and Horizon Service Shares of the California Tax-Exempt Money Market Fund are described in a separate Prospectus available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes of shares and series of shares representing interests in other investment portfolios of the Company, which are likewise described in separate prospectuses available from the Distributor. This Prospectus relates only to the Pacific Horizon Shares of the Funds and describes only the investment objective, policies, operations and contracts relating to such shares.

Each Pacific Horizon Share, Horizon Share and Horizon Service Share in a Fund has a par value of $.001, and, except as noted below, is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to such Fund and in the net distributable assets of such Fund on liquidation. Holders of a Fund's Pacific Horizon Shares bear the fees described in this Prospectus that are paid to Bank of America and the Administrator by the Fund under the Company's Special Management Services Agreement for Pacific Horizon Shares. Similarly, holders of a Fund's Horizon Service Shares bear the fees described in the prospectus for such shares that are paid to Shareholder Organizations by the Fund under the Company's Shareholder Services Plan. The fees paid under the Shareholder Service Plan are for services provided by institutional investors to their customers in connection with Horizon Service Shares, and Shareholder Organizations do not receive similar fees with respect to a Fund's Horizon Shares or Pacific Horizon Shares. As a result, at any given time, the net yield on a Fund's Pacific Horizon Shares is expected to be approximately .07% lower than the yield on the same Fund's Horizon Service Shares and, with respect to the Tax-Exempt Money Fund, .32% lower than the yield on that Fund's Horizon Shares. Standardized yield quotations will be computed separately for each series of shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote in the aggregate and not by class or series except as required by law or when permitted by the Board of Directors. It is contemplated that all shareholders of a Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and on any change in its fundamental investment limitations, and that only holders of Pacific Horizon Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Special Management Services Agreement. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable. Certificates for shares will not be issued unless expressly requested in writing and will not be issued for fractional shares.

The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters. Shares have cumulative voting rights to the extent that may be required by applicable law.

PERFORMANCE CALCULATIONS

From time to time, a Fund may quote its "yield," "effective yield" and "tax-equivalent yield" in advertisements or in communications to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be identified in the advertisement or report). This income is then "annualized"--that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" of a Fund is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment. A Fund's "tax-equivalent yield" shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal, and in the case of the California Tax-Exempt Money Market Fund, California income tax, at a stated tax rate. A Fund's "tax-equivalent yield" will always be higher than its yield.

Additionally, the yields of a Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the Tax-Exempt Money Fund's yields may be compared to Donoghue's Money Fund Averages and the California Tax-Exempt Money Market Fund's yields may be compared to Donoghue's Tax-Free Money Fund Average, which are averages compiled by Donoghue's Money Fund Report. Yield data as reported in national financial publications, including Money, Forbes, Barron's, The Wall Street Journal and The

New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of a Fund. A complete listing of the indices, rankings and publications discussed above is contained in the Statement of Additional Information.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in shares of a Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Bank of America or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund (which fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income) will not be included in the Fund's calculations of yield.

Shareholder inquiries should be addressed to the Distributor at the address or telephone numbers stated on the inside cover page of this Prospectus.

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                       PACIFIC   HORIZON   MUTUAL   FUNDS

    COPTXMM95P

                                                   TAX-EXEMPT MONEY FUND

                                                   CALIFORNIA TAX-EXEMPT
                                                     MONEY MARKET FUND

                                                         PROSPECTUS
                                                        July 1, 1995

                                                      NOT FDIC INSURED

PROSPECTUS

JULY 1, 1995

                                                 Horizon Shares and
                                            Horizon Service Shares of the
                                                     PRIME FUND
                                                    TREASURY FUND
                                                   GOVERNMENT FUND
                                                 TREASURY ONLY FUND
                                       (Investment Portfolios Offered by Pacific
                                                 Horizon Funds, Inc.)

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THIS PROSPECTUS APPLIES TO THE HORIZON SHARES AND HORIZON SERVICE SHARES OF FOUR NO-LOAD DIVERSIFIED INVESTMENT PORTFOLIOS ("FUNDS"). HORIZON SHARES AND HORIZON SERVICE SHARES MAY NOT BE PURCHASED BY INDIVIDUALS DIRECTLY, BUT INSTITUTIONAL INVESTORS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. THE FUNDS ARE DESIGNED TO PROVIDE INSTITUTIONS WITH DAILY LIQUIDITY.

- PRIME FUND INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN A DIVERSIFIED PORTFOLIO OF U.S. DOLLAR-DENOMINATED "MONEY MARKET" INSTRUMENTS SUCH AS BANK CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND REPURCHASE AGREEMENTS, IN ADDITION TO OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

- TREASURY FUND INVESTS SOLELY IN DIRECT OBLIGATIONS ISSUED BY THE U.S. TREASURY AND REPURCHASE AGREEMENTS RELATING TO SUCH TREASURY OBLIGATIONS.

- GOVERNMENT FUND INVESTS IN SHORT-TERM DEBT OBLIGATIONS ISSUED OR GUARANTEED AS TO INTEREST AND PRINCIPAL BY THE U.S. GOVERNMENT, ITS AGENCIES, AUTHORITIES OR INSTRUMENTALITIES AND IN REPURCHASE AGREEMENTS WITH RESPECT TO SUCH OBLIGATIONS.

- TREASURY ONLY FUND INVESTS SOLELY IN OBLIGATIONS OF THE U.S. TREASURY.

PORTFOLIO SECURITIES HELD BY EACH FUND HAVE REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS FROM THE DATE OF PURCHASE BY THE FUND. PORTFOLIO SECURITIES WHICH HAVE CERTAIN PUT OR DEMAND FEATURES EXERCISABLE BY A FUND WITHIN THIRTEEN MONTHS (AS WELL AS CERTAIN U.S. GOVERNMENT OBLIGATIONS WITH FLOATING OR VARIABLE INTEREST RATES) AND SECURITIES HELD AS COLLATERAL FOR REPURCHASE AGREEMENTS MAY HAVE LONGER MATURITIES.

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BANK OF AMERICA") ACTS AS INVESTMENT ADVISER TO THE FUNDS. THE COMPANY IS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. CONCORD FINANCIAL GROUP, INC. SPONSORS THE FUNDS AND ACTS AS THEIR DISTRIBUTOR AND CONCORD HOLDING CORPORATION ACTS AS THEIR ADMINISTRATOR, NEITHER OF WHICH IS AFFILIATED WITH BANK OF AMERICA.

THIS PROSPECTUS BRIEFLY SETS FORTH CERTAIN INFORMATION ABOUT THE FUNDS DESCRIBED HEREIN THAT INVESTORS SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS, CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 1995, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE TO INVESTORS UPON REQUEST AND WITHOUT CHARGE BY CALLING THE FUNDS' DISTRIBUTOR AT (800) 426-3863. THE STATEMENT OF ADDITIONAL INFORMATION, AS IT MAY FROM TIME TO TIME BE REVISED, IS INCORPORATED IN ITS ENTIRETY BY REFERENCE INTO THIS PROSPECTUS.
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Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America National Trust and Savings Association or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Each Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investment in the Funds involves investment risk, including the possible loss of principal amount invested.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                    CONTENTS

SUMMARY                                2
EXPENSE INFORMATION                    5
FINANCIAL HIGHLIGHTS                   7
INVESTMENT OBJECTIVES AND             16
  POLICIES
COMMON INVESTMENT POLICIES            18
MANAGEMENT OF THE FUNDS               22
PURCHASE AND REDEMPTION OF SHARES     24
DIVIDENDS AND DISTRIBUTIONS           26
TAXES                                 26
DESCRIPTION OF SHARES                 27
       DISTRIBUTOR:                         INVESTMENT ADVISER:
       Concord Financial Group, Inc.        Bank of America National Trust and Savings Association
       125 West 55th Street                 555 California Street
       New York, NY 10019                   San Francisco, CA 94104

SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in the Prospectus.

Horizon Shares and Horizon
Service Shares:            Each of the Funds issues Horizon Shares and Horizon
                           Service Shares representing interests in its respective investment portfolio. The Horizon Shares and Horizon Service Shares of each Fund are identical in all respects except that Horizon Service Shares bear the fees paid by a Fund to institutional investors ("Shareholder Organizations") for support services they provide to the beneficial owners of such shares. Such fees are paid at the annual rate of .25% of the average daily net asset value of a Fund's
                           Horizon Service Shares. In addition, Horizon Service
                           Shares have certain exclusive voting rights on matters relating to the Shareholder Services Plan that has been adopted in connection with such payments. See "Description of Shares."

Investment Objectives and
Policies:                  The investment objective of the Prime Fund and
                           Treasury Fund is to seek high current income and stability of principal. The Prime Fund seeks to achieve this objective by investing substantially all of its assets in a diversified portfolio of U.S.
                           dollar-denominated "money market" instruments such as bank certificates of deposit and bankers' acceptances, commercial paper (including variable and floating rate instruments) and repurchase agreements, in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Treasury Fund seeks to achieve this objective by investing solely in direct obligations issued by the U.S. Treasury and repurchase agreements relating to such Treasury obligations.

                           The investment objective of the Government Fund and Treasury Only Fund is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Government Fund seeks to achieve this objective through investments in short-term debt obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities and in repurchase agreements with respect to such obligations. The Treasury Only Fund seeks to achieve this objective through investments solely in obligations of the U.S. Treasury.

                           Portfolio securities held by a Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which are subject to repurchase agreements or have certain put or demand features exercisable by a Fund within thirteen months may have longer maturities.)

                           There can be no assurance that the Funds will achieve their investment objectives. The Funds' investments are subject to certain investment risks including default by the issuers of debt obligations and parties with which a Fund may have in accordance with its investment policies entered into repurchase and reverse repurchase transactions. In addition, investments of the Prime Fund in foreign commercial paper and in securities issued by foreign branches of domestic banks or by foreign banks are subject to investment risks that differ from debt obligations of domestic issuers. The market value of the Funds' portfolio securities will normally vary inversely with prevailing interest rates. See "Investment Objectives and Policies."

Net Asset Value:           Each Fund seeks to maintain its net asset value per
                           share at $1.00, and values its portfolio securities on the basis of amortized cost. The dollar weighted average maturity of each Fund is 90 days or less. See
                           "Purchase and Redemption of Shares--Net Asset Value."

Investment Adviser:        Bank of America National Trust and Savings
                           Association ("Bank of America") is the investment adviser of each Fund. Bank of America is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western
                           United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries. Bank of America is the successor by merger to Security
                           Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since the commencement of its operations in 1984. Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds. See "Management of the Funds."

Distributor and
Administrator:             Concord Financial Group, Inc. (the "Distributor")
                           sponsors the Funds and acts as their distributor. The
                           Distributor is a wholly-owned subsidiary of Concord
                           Holding Corporation (the "Administrator"), which acts as the Funds' administrator. The Administrator is a wholly-owned subsidiary of The BISYS Group, Inc. See
                           "Management of the Funds--Administrator."

Advisory, Administration and
Distribution Fees:         For their respective services Bank of America and the
                           Administrator each receive fees at the maximum annual rate of .10% of each Fund's net assets. These fees are subject to decrease as the net assets of the respective Funds increase. No fee is payable by the Funds to the Distributor for its distribution services. See "Management of the Funds."

Investing in the Funds:    Shares may be purchased by telephone or terminal
                           access order at the next determined net asset value without a sales charge. Purchase orders for the Prime
                           Fund, Treasury Fund and Government Fund that are received by the transfer agents before 2:30 p.m.
                           Eastern Time on a day on which both the Funds' custodian and the New York Stock Exchange are open for business (a "Business Day") will be executed as of 2:30 p.m. Eastern Time on such Business Day if payment is received by 4:00 p.m. Eastern Time on that day. Purchase orders for the Treasury Only Fund that are received by the transfer agents before 11:30 a.m. Eastern Time on a Business Day are executed at such time on the same day if payment is received by 4:00 p.m. Eastern Time on such Business
                           Day. Payment for Fund shares may be made only in Federal funds or other immediately available funds.

                           Each Fund requires a minimum initial investment of $500,000 for Horizon Shares and Horizon Service Shares; there is no subsequent minimum investment. See "Purchase and Redemption of Shares-- Purchase Procedures."

Redemption of Investment:  Investors may redeem all or any part of the value of their accounts by instructing the proper Fund to redeem shares. Redemptions may be requested by telephone or by terminal access and are effected at the net asset value per share next determined after receipt of the request by the transfer agents. Redemption proceeds will be wired to the investor's designated bank account, and will be wired on the same Business Day as the redemption is requested if the request is received by the transfer agents before 2:30 p.m. Eastern Time with respect to the Prime Fund, Treasury Fund and Government Fund, and before 11:30 a.m. Eastern Time with respect to the Treasury Only Fund, on a Business Day. Shares for which certificates have been issued may not be redeemed unless the certificates have been submitted to the transfer agents and endorsed for transfer.

                           A Fund may redeem shares in any account at net asset value, without the investor's request, if the value of the account is less than $500,000 as a result of redemptions. See "Purchase and Redemption of Shares-- Redemption Procedures."

Custodian and Transfer
Agent: The Bank of New York acts as custodian for the Funds, and Bank of America acts as sub-custodian for the Prime and Treasury Funds. Concord Financial Services, Inc., the Administrator's subsidiary, acts as transfer agent and dividend disbursing agent for the Funds' Horizon Shares and DST Systems, Inc. acts as the Funds' transfer agent and dividend disbursing agent for the Funds' Horizon Service Shares. Concord Financial Services, Inc. also acts as sub-transfer agent for certain of the Funds' Horizon Service Share accounts.

EXPENSE INFORMATION

The following table sets forth certain information regarding the shareholder transaction expenses imposed by each Fund with respect to Horizon Shares and Horizon Service Shares and (i) the estimated annual operating expenses expected to be incurred by Horizon Shares of the Treasury Only Fund for the current fiscal year and (ii) the annual operating expenses expected to be incurred by the Horizon and Horizon Service Shares of the Prime, Treasury and Government Funds and the Horizon Service Shares of the Treasury Only Fund for the current fiscal year, which have been restated to assume that current fees had been in effect during the previous fiscal year. Actual expenses may vary. Hypothetical examples based on the table are also shown.

 ------------------------------------------------------------------------------------------------------------------------
                                             PRIME               TREASURY             GOVERNMENT           TREASURY ONLY
                                       -----------------     -----------------     -----------------     -----------------
                                                  HORIZON               HORIZON               HORIZON               HORIZON
                                       HORIZON    SERVICE    HORIZON    SERVICE    HORIZON    SERVICE    HORIZON    SERVICE
                                       SHARES     SHARES*    SHARES     SHARES*    SHARES     SHARES*    SHARES     SHARES*
                                       ------     ------     ------     ------     ------     ------     ------     ------

                                             SHAREHOLDER TRANSACTION EXPENSES
 Sales Load Imposed on Purchases....     None       None       None       None       None       None       None       None
 Sales Load Imposed on Reinvested
   Dividends........................     None       None       None       None       None       None       None       None
 Deferred Sales Load................     None       None       None       None       None       None       None       None
 Redemption Fees....................     None       None       None       None       None       None       None       None
                                        ANNUAL/ESTIMATED ANNUAL OPERATING EXPENSES
                                         (as a percentage of average net assets)
 Management Fees (After Fee
   Waivers).........................     .20%       .20%       .20%       .20%       .20%       .20%       .20%       .20%
 All Other Expenses.................     .05%       .30%       .05%       .30%       .08%       .33%       .16%       .41%
                                       ------     ------     ------     ------     ------     ------     ------     ------
   Shareholder Service Payments.....       --      0.25%         --      0.25%         --      0.25%         --      0.25%
   Other Expenses...................     .05%       .05%       .05%       .05%       .08%       .08%       .16%       .16%
                                       ------     ------     ------     ------     ------     ------     ------     ------
 Total Operating Expenses (After Fee
   Waivers).........................     .25%       .50%       .25%       .50%       .28%       .53%       .36%       .61%
                                        =====      =====      =====      =====      =====      =====      =====      =====

 * The Company understands that institutions that enter into agreements ("Shareholder Service Agreements") with the Company ("Shareholder Organizations") under the Company's Shareholder Services Plan (the "Plan") may charge fees to their Customers who are the beneficial owners of Horizon Service Shares in connection with their accounts. Each Fund's Horizon Service Shares bear fees paid to Shareholder Organizations under the Plan at the annual rate of up to .25% of the average daily net asset value of each
   Fund's Horizon Service Shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      1        3         5          10
EXAMPLES                                                             YEAR     YEARS     YEARS      YEARS
                                                                     ---      ----      ----       ----
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
PRIME FUND
     Horizon Shares.............................................     $ 3      $  8      $ 14       $ 32
     Horizon Service Shares.....................................     $ 5      $ 16      $ 28       $ 63
TREASURY FUND
     Horizon Shares.............................................     $ 3      $  8      $ 14       $ 32
     Horizon Service Shares.....................................     $ 5      $ 16      $ 28       $ 63
GOVERNMENT FUND
     Horizon Shares.............................................     $ 3      $  9      $ 16       $ 36
     Horizon Service Shares.....................................     $ 5      $ 17      $ 30       $ 66
TREASURY ONLY FUND
     Horizon Shares.............................................     $ 4      $ 12      $ 20       $ 46
     Horizon Service Shares.....................................     $ 6      $ 20      $ 34       $ 76

--------------------------------------------------------------------------------

The foregoing Expense Summary and Examples are intended to assist investors in Horizon Shares and Horizon Service Shares in understanding the expenses the classes will pay. Investors bear these expenses indirectly since they reduce the amount of income paid by the Funds to investors as dividends. The investment adviser and administrator may voluntarily waive a portion of their respective fees and may voluntarily reimburse expenses for the Funds from time to time. This voluntary waiver or reimbursement may be modified or terminated at any time. See "Management of the Funds" and "Description of Shares" for more complete descriptions of the various expenses referred to above.

THE EXAMPLES SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURNS AND OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

On January 19, 1990 the Prime Fund and Treasury Fund of The Horizon Funds (the "Predecessor Prime Fund" and the "Predecessor Treasury Fund") were combined with the Money Market Fund and the Government Money Market Fund of the Company; the Company changed the names of its resulting portfolios to "Prime Fund" and "Treasury Fund;" and the Company began offering Horizon Shares and Horizon Service Shares in such Funds. Prior to January 19, 1990, the Company offered a single class of shares in each of the Prime Fund and the Treasury Fund, known as "Pacific Horizon Shares," which are described in a separate Prospectus available from the Distributor at the telephone number stated on the cover page.

The tables below set forth certain information concerning (i) the investment results for the Horizon Shares and the Horizon Service Shares of the Predecessor Prime Fund and Predecessor Treasury Fund for the periods ended on or before January 19, 1990, and (ii) the investment results for the Horizon Shares and Horizon Service Shares of the Prime Fund and Treasury Fund for the period January 20, 1990 through February 28, 1990 and for the fiscal years ended February 28, 1991, February 29, 1992, February 28, 1993, February 28, 1994 and February 28, 1995. The information contained in the Financial Highlights has been audited by Price Waterhouse LLP, independent accountants for both the Predecessor Prime and Predecessor Treasury Funds and the Prime and Treasury Funds, whose unqualified report insofar as it relates to the five year period ended February 28, 1995 on the financial statements containing such information is incorporated by reference in the Statement of Additional Information, which may be obtained upon request. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information.

Selected Data for a Horizon Share and a Horizon Service Share Outstanding Throughout Each of the Periods Indicated:
--------------------------------------------------------------------------------

                                             PRIME FUND
                   ---------------------------------------------------------------
                                             YEAR ENDED
                   ---------------------------------------------------------------
                   FEB. 28,       FEB. 28,      FEB. 28,     FEB. 29,     FEB. 28,
                    1995+++        1994+++       1993+++       1992         1991
                   --------       --------      --------     --------     --------
HORIZON SHARES:
Net asset value
 per share,
 beginning of
 period..........  $   1.00       $   1.00      $   1.00     $   1.00     $   1.00
                   --------       --------      --------     --------     --------
Income From
 Investment
 Operations:
 Net investment
   income........    0.0461         0.0319        0.0372       0.0590       0.0794
 Net realized
   gain (loss) on
   securities....   (0.0232)       (0.0016)       0.0000       0.0005      (0.0001)
                   --------       --------      --------     --------     --------
 Total income
   from
   investment
   operations....    0.0229         0.0303        0.0372       0.0595       0.0793
                   --------       --------      --------     --------     --------
Less dividends
 from net
 investment
 income..........   (0.0454)       (0.0319)      (0.0372)     (0.0589)     (0.0794)
                   --------       --------      --------     --------     --------
Increase due to
 voluntary
 capital
 contribution
 from investment
 adviser.........    0.0233         0.0000        0.0000       0.0000       0.0000
                   --------       --------      --------     --------     --------
Net change in net
 asset value per
 share...........    0.0008        (0.0016)       0.0000       0.0006      (0.0001)
                   --------       --------      --------     --------     --------
Net asset value
 per share, end
 of period.......  $   1.00       $   1.00      $   1.00     $   1.00     $   1.00
                   =========      =========     =========    =========    =========
Total return.....      4.63%***       3.24%         3.78%        6.06%        8.23%
Ratios/Supplemental
 Data:
 Net assets, end
   of period
   (millions)....  $    622       $  3,840      $ 10,301     $  2,855     $    487
 Ratio of
   expenses to
   average net
   assets........      0.16%**        0.20%**       0.23%        0.24%        0.24%
 Ratio of net
   investment
   income to
   average net
   assets........      4.11%**        3.19%**       3.59%        5.59%        7.91%


                     JAN. 20,            MAY 1,                             PERIOD
                       1990               1989               YEAR           ENDED
                      THROUGH            THROUGH             ENDED          APRIL
                     FEB. 28,           JAN. 19,           APRIL 30,         30,
                       1990              1990++             1989++         1988++*
                    -----------        -----------        -----------      --------
HORIZON SHARES:
Net asset value
 per share,
 beginning of
 period..........   $      1.00        $      1.00        $      1.00      $   1.00
                    -----------        -----------        -----------      --------
Income From
 Investment
 Operations:
 Net investment
   income........        0.0085             0.0655             0.0829        0.0557
 Net realized
   gain (loss) on
   securities....        0.0000             0.0000             0.0000        0.0000
                    -----------        -----------        -----------      --------
 Total income
   from
   investment
   operations....        0.0085             0.0655             0.0829        0.0557
                    -----------        -----------        -----------      --------
Less dividends
 from net
 investment
 income..........       (0.0085)           (0.0655)           (0.0829)      (0.0557)
                    -----------        -----------        -----------      --------
Increase due to
 voluntary
 capital
 contribution
 from investment
 adviser.........        0.0000             0.0000             0.0000        0.0000
                    -----------        -----------        -----------      --------
Net change in net
 asset value per
 share...........        0.0000             0.0000             0.0000        0.0000
                    -----------        -----------        -----------      --------
Net asset value
 per share, end
 of period.......   $      1.00        $      1.00        $      1.00      $   1.00
                      =========          =========          =========      =========
Total return.....          0.90%++++          6.69%++++          8.61%         5.72%++++
Ratios/Supplement
 Data:
 Net assets, end
   of period
   (millions)....   $       405        $       447        $       303      $    208
 Ratio of
   expenses to
   average net
   assets........          0.28%+             0.20%+**           0.20%**       0.20%+**
 Ratio of net
   investment
   income to
   average net
   assets........          8.09%+             9.04%+**           8.47%**       6.90%+**

---------------
   * For the period July 10, 1987 (commencement of operations) through April 30, 1988.
  ** Net of fee waivers and/or expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.07%, 0.01%, 0.03% (annualized), 0.12% and 0.07% (annualized) for the years or periods ended February 28, 1995, February 28, 1994, January 19, 1990, April 30, 1989 and April 30, 1988, respectively.
 *** Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.
   + Annualized.
  ++ This information represents the results of operations of the Predecessor
     Prime Fund, the former Horizon Prime Fund, the assets and liabilities of which were transferred to the Pacific Horizon Prime Fund on January 19, 1990.
 +++ Security Pacific National Bank served as investment adviser through April
     21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
++++ Not annualized.

                                             PRIME FUND
                   ---------------------------------------------------------------
                                             YEAR ENDED
                   ---------------------------------------------------------------
                   FEB. 28,       FEB. 28,      FEB. 28,     FEB. 29,     FEB. 28,
                    1995+++        1994+++       1993+++       1992         1991
                   --------       --------      --------     --------     --------
HORIZON SERVICE
 SHARES:
Net asset value
 per share,
 beginning of
 period..........  $   1.00       $   1.00      $   1.00     $   1.00     $   1.00
                   --------       --------      --------     --------     --------
Income From
 Investment
 Operations:
 Net investment
   income........    0.0431         0.0294        0.0345       0.0565       0.0769
 Net realized
   gain (loss) on
   securities....   (0.0227)       (0.0016)       0.0000       0.0005      (0.0001)
                   --------       --------      --------     --------     --------
 Total income
   from
   investment
   operations....    0.0204         0.0278        0.0345       0.0570       0.0768
                   --------       --------      --------     --------     --------
Less Dividends:
 Dividends from
   net investment
   income........   (0.0429)       (0.0294)      (0.0347)     (0.0564)     (0.0769)
                   --------       --------      --------     --------     --------
Increase due to
 voluntary
 capital
 contribution
 from investment
 adviser.........    0.0233         0.0000        0.0000       0.0000       0.0000
                   --------       --------      --------     --------     --------
Net change in net
 asset value per
 share...........    0.0008        (0.0016)      (0.0002)      0.0006      (0.0001)
                   --------       --------      --------     --------     --------
Net asset value
 per share, end
 of period.......  $   1.00       $   1.00      $   1.00     $   1.00     $   1.00
                   =========      =========     =========    =========    =========
Total return.....      4.37%***       2.98%         3.53%        5.79%        7.96%
Ratios/Supplemental
 Data:
 Net assets, end
   of period
   (millions)....  $    864       $    839      $    793     $    859     $    560
 Ratio of
   expenses to
   average net
   assets........      0.44%**        0.45%**       0.48%        0.49%        0.49%
 Ratio of net
   investment
   income to
   average net
   assets........      4.31%**        2.94%**       3.49%        5.58%        7.64%


                     JAN. 20,            MAY 1,                             PERIOD
                       1990               1989               YEAR           ENDED
                      THROUGH            THROUGH             ENDED          APRIL
                     FEB. 28,           JAN. 19,           APRIL 30,         30,
                       1990              1990++             1989++         1988++*
                    -----------        -----------        -----------      --------
HORIZON SERVICE
 SHARES:
Net asset value
 per share,
 beginning of
 period..........   $      1.00        $      1.00        $      1.00      $   1.00
                    -----------        -----------        -----------      --------
Income From
 Investment
 Operations:
 Net investment
   income........        0.0082             0.0636             0.0804        0.0128
 Net realized
   gain (loss) on
   securities....        0.0000             0.0000             0.0000        0.0000
                    -----------        -----------        -----------      --------
 Total income
   from
   investment
   operations....        0.0082             0.0636             0.0804        0.0128
                    -----------        -----------        -----------      --------
Less Dividends:
 Dividends from
   net investment
   income........       (0.0082)           (0.0636)           (0.0804)      (0.0128)
                    -----------        -----------        -----------      --------
Increase due to
 voluntary
 capital
 contribution
 from investment
 adviser.........        0.0000             0.0000             0.0000        0.0000
                    -----------        -----------        -----------      --------
Net change in net
 asset value per
 share...........        0.0000             0.0000             0.0000        0.0000
                    -----------        -----------        -----------      --------
Net asset value
 per share, end
 of period.......   $      1.00        $      1.00        $      1.00      $   1.00
                      =========          =========          =========      =========
Total return.....          0.87%++++          6.50%++++          8.35%         1.28%++++
Ratios/Supplement
 Data:
 Net assets, end
   of period
   (millions)....   $       330        $       321        $       164      $      3
 Ratio of
   expenses to
   average net
   assets........          0.53%+             0.45%+**           0.45%**       0.45%+**
 Ratio of net
   investment
   income to
   average net
   assets........          7.84%+             8.74%+**           8.63%**       6.49%+**

---------------
   * For the period February 18, 1988 (initial offering date of Horizon Service Shares) through April 30, 1988.
  ** Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.04%, 0.01%, 0.08% (annualized), 0.12% and 0.08% (annualized) for the years or periods ended February 28, 1995, February 28, 1994, January 19, 1990, April 30, 1989 and April 30, 1988, respectively.
 *** Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.
   + Annualized.
  ++ This information represents the results of operations of the Predecessor
     Prime Fund, the former Horizon Prime Fund, the assets and liabilities of which were transferred to the Pacific Horizon Prime Fund on January 19, 1990.
 +++ Security Pacific National Bank served as investment adviser through April
     21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
++++ Not annualized.

                                                 TREASURY FUND
                          ------------------------------------------------------------
                                                   YEAR ENDED
                          ------------------------------------------------------------
                          FEB. 28,     FEB. 28,     FEB. 28,     FEB. 29,     FEB. 28,
                           1995+++      1994+++      1993+++       1992         1991
                          --------     --------     --------     --------     --------
HORIZON SHARES:
Net asset value per
 share, beginning of
 period.................  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                          --------     --------     --------     --------     --------
Income From Investment
 Operations:
 Net investment
   income...............    0.0437       0.0294       0.0341       0.0543       0.0764
 Net realized gain
   (loss) on
   securities...........    0.0001      (0.0002)      0.0002       0.0003       0.0005
                          --------     --------     --------     --------     --------
 Total income from
   investment
   operations...........    0.0438       0.0292       0.0343       0.0546       0.0769
                          --------     --------     --------     --------     --------
Less Dividends:
 Dividends from net
   investment income....   (0.0437)     (0.0294)     (0.0343)     (0.0545)     (0.0765)
                          --------     --------     --------     --------     --------
Net change in net asset
 value per share........    0.0001      (0.0002)      0.0000       0.0001       0.0004
                          --------     --------     --------     --------     --------
Net asset value per
 share, end of period...  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                          =========    =========    =========    =========    =========
Total return............      4.46%        2.98%        3.48%        5.59%        7.92%
Ratios/Supplemental
 Data:
 Net assets, end of
   period (millions)....  $    469     $    487     $    598     $    432     $    455
 Ratio of expenses to
   average net assets...      0.23%        0.23%        0.24%        0.24%        0.23%
 Ratio of net investment
   income to average net
   assets...............      4.36%        2.94%        3.38%        5.44%        7.57%


                            JAN. 20,          MAY 1,
                              1990             1989             YEAR              PERIOD
                             THROUGH          THROUGH           ENDED              ENDED
                            FEB. 28,         JAN. 19,         APRIL 30,          APRIL 30,
                              1990            1990++           1989++             1988++*
                           -----------      -----------      -----------        -----------
HORIZON SHARES:
Net asset value per
 share, beginning of
 period.................   $      1.00      $      1.00      $      1.00        $      1.00
                           -----------      -----------      -----------        -----------
Income From Investment
 Operations:
 Net investment
   income...............        0.0082           0.0631           0.0792             0.0527
 Net realized gain
   (loss) on
   securities...........            --               --               --                 --
                           -----------      -----------      -----------        -----------
 Total income from
   investment
   operations...........        0.0082           0.0631           0.0792             0.0527
                           -----------      -----------      -----------        -----------
Less Dividends:
 Dividends from net
   investment income....       (0.0082)         (0.0631)         (0.0792)           (0.0527)
                           -----------      -----------      -----------        -----------
Net change in net asset
 value per share........        0.0000           0.0000           0.0000             0.0000
                           -----------      -----------      -----------        -----------
Net asset value per
 share, end of period...   $      1.00      $      1.00      $      1.00        $      1.00
                             =========        =========        =========          =========
Total return............          0.87%            6.44%++++        8.21%              5.39%++++
Ratios/Supplemental
 Data:
 Net assets, end of
   period (millions)....   $       257      $       292      $       239        $       133
 Ratio of expenses to
   average net assets...          0.27%+           0.20%+**         0.21%**            0.20%+**
 Ratio of net investment
   income to average net
   assets...............          7.94%+           8.65%+**         8.07%**            6.57%+**

---------------
   * For the period July 10, 1987 (commencement of operations) through April 30, 1988.
  ** Net of expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.12% (annualized), 0.16% and 0.15% (annualized) for the years or periods ended January 19, 1990, April 30, 1989 and April 30, 1988, respectively.
   + Annualized.
  ++ This information represents the results of operations of the Predecessor
     Treasury Fund, the former Horizon Treasury Fund, the assets and liabilities of which were transferred to the Pacific Horizon Treasury Fund on January 19, 1990.
 +++ Security Pacific National Bank served as investment adviser through April
     21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
++++ Not annualized.

                                             TREASURY FUND
                      ------------------------------------------------------------
                                               YEAR ENDED
                      ------------------------------------------------------------
                      FEB. 28,     FEB. 28,     FEB. 28,     FEB. 29,     FEB. 28,
                       1995+++      1994+++      1993+++       1992         1991
                      --------     --------     --------     --------     --------
HORIZON SERVICE
 SHARES:
Net asset value per
 share, beginning of
 period.............  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Income From
 Investment
 Operations:
 Net investment
   income...........    0.0412       0.0269       0.0316       0.0517       0.0739
 Net realized gain
   (loss) on
   securities.......    0.0001      (0.0002)      0.0002       0.0004       0.0005
                      --------     --------     --------     --------     --------
 Total income from
   investment
   operations.......    0.0413       0.0267       0.0318       0.0521       0.0744
                      --------     --------     --------     --------     --------
Less Dividends:
 Dividends from net
   investment
   income...........   (0.0412)     (0.0269)     (0.0318)     (0.0520)     (0.0740)
                      --------     --------     --------     --------     --------
Net change in net
 asset value per
 share..............    0.0001      (0.0002)      0.0000       0.0001       0.0004
                      --------     --------     --------     --------     --------
Net asset value per
 share, end of
 period.............  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                      =========    =========    =========    =========    =========
Total return........      4.20%        2.72%        3.23%        5.33%        7.65%
Ratios/Supplemental
 Data:
 Net assets, end of
   period
   (millions).......  $    364     $    541     $    369     $    381     $    304
 Ratio of expenses
   to average net
   assets...........      0.48%        0.48%        0.49%        0.49%        0.48%
 Ratio of net
   investment income
   to average net
   assets...........      4.01%        2.69%        3.28%        5.13%        7.31%


                        JAN. 20,            MAY 1,                             PERIOD
                          1990               1989               YEAR           ENDED
                         THROUGH            THROUGH             ENDED          APRIL
                        FEB. 28,           JAN. 19,           APRIL 30,         30,
                          1990              1990++             1989++         1988++*
                       -----------        -----------        -----------      --------
HORIZON SERVICE
 SHARES:
Net asset value per
 share, beginning of
 period.............   $      1.00        $      1.00        $      1.00      $   1.00
Income From
 Investment
 Operations:
 Net investment
   income...........        0.0080             0.0613             0.0767        0.0122
 Net realized gain
   (loss) on
   securities.......            --                 --                 --            --
                       -----------        -----------        -----------      --------
 Total income from
   investment
   operations.......        0.0080             0.0613             0.0767        0.0122
                       -----------        -----------        -----------      --------
Less Dividends:
 Dividends from net
   investment
   income...........       (0.0080)           (0.0613)           (0.0767)      (0.0122)
                       -----------        -----------        -----------      --------
Net change in net
 asset value per
 share..............        0.0000             0.0000             0.0000        0.0000
                       -----------        -----------        -----------      --------
Net asset value per
 share, end of
 period.............   $      1.00        $      1.00        $      1.00      $   1.00
                         =========          =========          =========      =========
Total return........          0.84%++++          6.25%++++          7.94%         1.52%++++
Ratios/Supplemental
 Data:
 Net assets, end of
   period
   (millions).......   $       157        $       166        $       239      $    133
 Ratio of expenses
   to average net
   assets...........          0.52%+             0.45%+**           0.46%**       0.45%+**
 Ratio of net
   investment income
   to average net
   assets...........          7.70%+             8.31%+**           8.44%**       6.27%+**

---------------
   * For the period February 18, 1988 (initial offering date of Horizon Service Shares) through April 30, 1988.
  ** Net of expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.12% (annualized), 0.16% and 0.10% (annualized) for the years or periods ended January 19, 1990, April 30,
      1989 and April 30 1988, respectively.
   + Annualized.
  ++ This information represents the results of operations of the Predecessor
     Treasury Fund, the former Horizon Treasury Fund, the assets and liabilities of which were transferred to the Pacific Horizon Treasury Fund on January 19, 1990.
 +++ Security Pacific National Bank served as investment adviser through April
     21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
++++ Not annualized.

The Government Fund and the Treasury Only Fund commenced operations on June 4, 1990 as separate investment portfolios (the "Predecessor Government Funds" and "Predecessor Treasury Only Funds," respectively) of First Cash Funds of America and First Funds of America, which were organized as Massachusetts business trusts. On March 1, 1993 the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as the Government Fund and Treasury Only Fund, respectively, of the Company. Prior to this reorganization, these Predecessor Funds offered and sold shares of beneficial interest that were similar to the Company's Horizon Service and Pacific Horizon Shares. Pacific Horizon Shares of the Funds are described in a separate Prospectus available from the Distributor by calling (800) 332-3863.

The tables below set forth certain information concerning the investment results of (i) Horizon Service Shares and Horizon Shares of the Government Fund and Horizon Service Shares of the Treasury Only Fund for the years or period ended February 28, 1994 and February 28, 1995; and (ii) shares of the Predecessor Government Fund and Predecessor Treasury Only Fund of First Cash Funds of America, which offered and sold shares of beneficial interest similar to the Company's Horizon Services Shares for the 11 month period ended February 28, 1993, the fiscal year ended March 31, 1992 and the fiscal period ended March 31, 1991. The information about the Government Fund and Treasury Only Fund has been audited by Price Waterhouse LLP, independent accountants for these two Funds, whose unqualified report thereon is incorporated by reference in the Statement of Additional Information, which may be obtained upon request. The information about the Predecessor Government and Predecessor Treasury Only Funds has been audited by Deloitte & Touche LLP, independent accountants for these Predecessor Funds for the periods indicated, whose unqualified report thereon is incorporated by reference in the Statement of Additional Information. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified reports of the independent accountants which are incorporated by reference in the Statement of Additional Information with respect to the Government and Treasury Only Funds and Predecessor Government and Predecessor Treasury Only Funds.

Selected Data for a Share Outstanding Throughout Each of the Periods Indicated:
--------------------------------------------------------------------------------

                                                                                PREDECESSOR GOVERNMENT FUND
                                                GOVERNMENT FUND           ---------------------------------------
                                           -------------------------                                     JUNE 4,
                                                           MARCH 1,                                       1990
                                                             1993                                       (COMMENCEMENT
                                                           (COMMENCEMENT  11 MONTH                         OF
                                             YEAR             OF           PERIOD           YEAR        OPERATIONS)
                                             ENDED         OPERATIONS)      ENDED           ENDED       TO
                                           FEB. 28,         TO FEB.       FEB. 28,        MARCH 31,     MARCH 31,
                                             1995          28, 1994         1993            1992          1991
                                           ---------       ---------      ---------       ---------     ---------
HORIZON SERVICE SHARES:
Net asset value per share, beginning of
  period.................................  $    1.00       $    1.00      $    1.00       $    1.00     $    1.00
                                           ---------       ---------      ---------       ---------     ---------
Income From Investment Operations:
  Net Investment Income..................     0.0429          0.0300         0.0303          0.0507        0.0599
  Net realized loss on securities........    (0.0092)        (0.0006)        0.0000          0.0000        0.0000
                                           ---------       ---------      ---------       ---------     ---------
  Total income from investment
    operations...........................     0.0337          0.0294         0.0303          0.0507        0.0599
Less Dividends:
  Dividends from net investment income...    (0.0427)        (0.0300)       (0.0303)        (0.0507)      (0.0599)
Increase due to voluntary capital
  contribution from investment adviser...     0.0085          0.0000         0.0000          0.0000        0.0000
                                           ---------       ---------      ---------       ---------     ---------
Net change in net asset value per
  share..................................    (0.0005)        (0.0006)        0.0000          0.0000        0.0000
                                           ---------       ---------      ---------       ---------     ---------
Net asset value per share, end of
  period.................................  $    1.00       $    1.00      $    1.00       $    1.00     $    1.00
                                            ========        ========       ========        ========      ========
Total Return.............................       4.35%**         3.04%          3.07%+++        5.19%         6.15%+++
Ratios/Supplemental Data:
  Net assets, end of period (000)........  $ 288,809       $ 326,017      $ 228,679       $ 116,604     $ 326,874
  Ratio of expenses to average net
    assets*..............................       0.43%           0.53%          0.46%+          0.46%         0.46%+
  Ratio of net investment income to
    average net assets*..................       4.32%           2.99%          3.22%+          5.27%         6.67%+

---------------
   * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.08% and 0.05% for the years ended February 28, 1995 and February 28, 1994, respectively. Reflects the Predecessor Government Fund's share of the expenses of the Government Money Trust, in which the assets of the Predecessor Government Fund were invested, as well as a voluntary waiver of fees by affiliates of the Predecessor Government Fund and Trust. If the voluntary expense waiver had not been in place, the annualized ratios of expenses to average net assets would have been 0.58%, 0.59% and 0.58% for the year or periods ended February 28, 1993, March 31, 1992 and March 31, 1991, respectively.

  ** Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.

   + Annualized.
 +++ Not annualized.

                                                                               GOVERNMENT FUND
                                                                         ---------------------------
                                                                                            FOR THE
                                                                                            PERIOD
                                                                                           JUNE 14,
                                                                                             1993
                                                                                           (INITIAL
                                                                                           ISSUANCE
                                                                                              OF
                                                                           YEAR             SHARES)
                                                                           ENDED            THROUGH
                                                                         FEBRUARY          FEBRUARY
                                                                         28, 1995          28, 1994
                                                                         ---------         ---------
HORIZON SHARES:
Net asset value per share, beginning of period......................     $    1.00         $    1.00
                                                                         ---------         ---------
Income From Investment Operations:
  Net investment income.............................................        0.0454            0.0227
  Net realized loss on securities...................................       (0.0092)          (0.0006)
                                                                         ---------         ---------
  Total income from investment operations...........................        0.0362            0.0221
Less Dividends:
  Dividends from net investment income..............................       (0.0452)          (0.0227)
Increase due to voluntary capital contribution from investment
  adviser...........................................................        0.0085            0.0000
                                                                         ---------         ---------
Net change in net asset value per share.............................       (0.0005)          (0.0006)
                                                                         ---------         ---------
Net asset value per share, End of Period............................     $    1.00         $    1.00
                                                                          ========          ========
Total return........................................................          4.61%**           2.29%+++
Ratios/Supplemental Data:
  Net assets, end of period (000)...................................     $ 235,285         $ 369,664
  Ratio of expenses to average net assets*..........................          0.17%             0.28%+
  Ratio of net investment income to average net assets*.............          4.67%             3.17%+

---------------
  * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.08% and 0.002% (annualized) for the year ended February 28, 1995 and the period ended February 28, 1994, respectively.
 ** Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.
  + Annualized.
+++ Not annualized.

                                              TREASURY ONLY FUND
                                           -------------------------
                                                            HORIZON           PREDECESSOR TREASURY ONLY FUND
                                                            SERVICE       ---------------------------------------
                                                            SHARES                                       JUNE 4,
                                                           MARCH 1,                                       1990
                                                             1993                                       (COMMENCEMENT
                                                           (COMMENCEMENT  11-MONTH                         OF
                                             YEAR             OF           PERIOD           YEAR        OPERATIONS)
                                             ENDED         OPERATIONS)      ENDED           ENDED       TO
                                           FEB. 28,         TO FEB.       FEB. 28,        MARCH 31,     MARCH 31,
                                             1995          28, 1994         1993            1992          1991
                                           ---------       ---------      ---------       ---------     ---------
HORIZON SERVICE SHARES
Net asset value per share, beginning of
  period.................................  $    1.00       $    1.00      $    1.00       $    1.00     $    1.00
                                           ---------       ---------      ---------       ---------     ---------
Income From Investment Operations:
  Net investment income..................     0.0391          0.0273         0.0279          0.0486        0.0571
  Net realized loss on securities........    (0.0002)        (0.0002)            --              --            --
                                           ---------       ---------      ---------       ---------     ---------
  Total income from investment
    operations...........................     0.0389          0.0271         0.0279          0.0486        0.0571
Less Dividends:
  Dividends from net investment income...    (0.0391)        (0.0273)       (0.0279)        (0.0486)      (0.0571)
                                           ---------       ---------      ---------       ---------     ---------
Net change in net asset value per
  share..................................    (0.0002)        (0.0002)        0.0000          0.0000        0.0000
                                           ---------       ---------      ---------       ---------     ---------
Net asset value per share, end of
  period.................................  $    1.00       $    1.00      $    1.00       $    1.00     $    1.00
                                            ========        ========       ========        ========      ========
Total return.............................       3.98%           2.76%          2.83%+++        4.96%         5.86%+++
Ratios/Supplemental Data:
  Net assets, end of period (000)........  $ 194,363       $ 271,588      $ 123,669       $ 154,811     $ 128,546
  Ratio of expenses to average net
    assets*..............................       0.55%           0.39%          0.36%+          0.36%         0.35%+
  Ratio of net investment income to
    average net assets*..................       3.86%           2.73%          3.10%+          4.74%         6.57%+

---------------
  * Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% and 0.25% for the years ended February 28, 1995 and February 28, 1994, respectively. Reflects the Predecessor Treasury Only Fund's share of the expenses of the Treasury Money Trust, in which the assets of the Predecessor Treasury Only Fund were invested, as well as a voluntary waiver of fees by affiliates of the Predecessor Treasury Only
    Fund and Trust. If the voluntary expense waiver had not been in place, the annualized ratios of expenses to average net assets would have been 0.61%, 0.60% and 0.64% for the year and periods ended February 28, 1993, March 31, 1992 and March 31, 1991, respectively.
  + Annualized.
+++ Not annualized.

YIELD INFORMATION. From time to time the "yield" or "effective yield" of a Fund may be quoted in advertisements or reports to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement or report). This income is then "annualized"--that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Additionally, the yields of each Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the Funds' yields may be compared to Donoghue's Money Fund Averages, which are averages compiled by Donoghue's Money Fund Report. Yield data as reported in national financial publications, including Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds. A complete listing of the indices, rankings and publications discussed above is contained in the Statement of Additional Information.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the shares of a Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Bank of America or Shareholder Organizations directly to their customer accounts in connection with investments in shares of the Funds (which fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income) will not be included in the Funds' calculations of yield.

INVESTMENT OBJECTIVES AND POLICIES

This section describes the investment objective and policies of each Fund. Assets of the Funds will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission, and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days. All securities acquired by the Funds will be determined by the investment adviser, under guidelines established by the Company's Board of Directors, to present minimal credit risks. Securities acquired by the Prime, Treasury, Government and Treasury Only Funds will be U.S. Government securities or other "First Tier Securities" (as defined by the Securities and Exchange Commission) of the types described below. First Tier Securities consist either of instruments that are rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") including Standard and Poor's Ratings Group, Division of McGraw Hill ("Standard and Poor's"), Moody's Investor Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch") or are issued by issuers with such ratings. The Appendix to the Statement of Additional Information includes a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by a particular Fund will be of comparable quality to the rated instruments that the Fund may purchase, as determined by the Funds' investment adviser pursuant to guidelines approved by the Board of Directors.

PRIME FUND. The Prime Fund's investment objective is to seek high current income and stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of U.S. dollar-denominated money market instruments. Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which are subject to repurchase agreements or have certain put or demand features exercisable by the Fund within thirteen months, as well as certain U.S. Government obligations with floating or variable interest rates, may have longer maturities.)

In pursuing its investment objective, the Prime Fund invests in a broad range of government, bank and commercial obligations that may be available in the money markets. The money market instruments in which the Fund invests will generally have neither as much risk nor as high a return as longer-term or lower-rated instruments. In accordance with current regulations of the Securities and Exchange Commission, the Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

The Prime Fund may purchase bank obligations such as certificates of deposit and bankers' acceptances issued or supported by the credit of domestic banks, foreign branches of domestic banks ("Euro CDs") or domestic branches of foreign banks ("Yankee CDs" and "Yankee BAs"). Such banks must have total assets at the time of purchase in excess of $2.5 billion. No more than 25% of the Prime Fund's total assets at the time of purchase may be invested in Yankee CDs and BAs and Euro CDs. The Fund may also make interest-bearing savings deposits in such commercial banks in amounts not in excess of 5% of the Fund's total assets.

The Prime Fund may be subject to additional investment risks because the Fund may hold securities issued by foreign branches of domestic banks and domestic branches of foreign banks (and, as described below, commercial paper issued by foreign issuers). These risks are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the branch is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities. In addition, foreign branches of domestic banks and domestic branches of foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic branches of domestic banks (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information) and the Fund may experience difficulties in obtaining or enforcing a judgment against the issuing bank.

The Prime Fund may purchase commercial paper, short-term notes and corporate bonds that meet the Fund's maturity limitations. Commercial paper purchased by the Prime Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

The Prime Fund may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Prime Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

TREASURY FUND. The Treasury Fund's investment objective is to seek high current income and stability of principal. The Fund invests solely in obligations issued by the U.S. Treasury and repurchase agreements relating to such Treasury obligations. Portfolio securities which are subject to repurchase agreements may have remaining maturities of longer than thirteen months.

Examples of the types of U.S. Treasury obligations that may be held by the Treasury Fund are U.S. Treasury bills and notes. Under normal market conditions, 100% of the total assets of the Fund will be invested in direct obligations of the U.S. Treasury and repurchase agreements relating to such Treasury obligations. Securities issued by the U.S. Government have historically involved little risk of loss of principal if held to maturity and, in general, the instruments held by the Fund will have neither as much risk nor as high a return as longer term or non U.S. Government obligations.

GOVERNMENT FUND. The investment objective of the Government Fund is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. The Government Fund seeks to achieve this objective by investing in short-term debt obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities and in repurchase agreements with respect to such obligations.

The Government Fund may purchase certain agency securities (such as guaranteed notes of the Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation) which often provide higher yields than are available from the more common types of government-backed investments. However, such specialized investments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While frequently offering attractive yields, the limited-activity markets of many of these securities means that if the Government Fund were required to liquidate any of them it might not be able to do so advantageously; accordingly, the Government Fund intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would limit its investment in such securities (as well as repurchase agreements maturing in more than seven days) to not more than 10% of the Fund's total assets.

TREASURY ONLY FUND. The investment objective of the Treasury Only Fund is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. The Treasury Only Fund seeks to achieve this objective by investing solely in obligations of the U.S. Treasury. U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. While U.S. Treasury securities are guaranteed as to the timely payment of principal and interest, the market value of such obligations is not guaranteed and may rise and fall in response to changes in interest rates.

To increase income on portfolio securities, the Treasury Only Fund may lend its portfolio securities to broker-dealers, banks and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or securities of the U.S. Treasury. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund exceeds 33 1/3% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the adviser to be of good standing and when, in the adviser's judgment, the income to be earned from the loan justifies the attendant risks.

COMMON INVESTMENT POLICIES

  GOVERNMENT OBLIGATIONS. The Prime Fund and Government Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Small Business Administration, are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal Home Loan Bank), by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as obligations of the Federal National Mortgage Association), or only by the credit of the agency or instrumentality issuing the obligation (such as the Student Loan Marketing Association). Securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any agency or instrumentality if it is not obligated to do so by law.

Certain securities issued or guaranteed by all government agencies may be prepaid by the issuer without penalty. Thus, when prevailing interest rates decline, the value of these securities is not likely to rise on a comparable basis with other debt securities that are not so prepayable. The proceeds of prepayments and scheduled payments of principal of these securities will be reinvested by a Fund at then-prevailing interest rates, which may be lower than the rate of interest on the securities on which these payments were received.

  "STRIPPED" SECURITIES. Each Fund may invest in "stripped" securities, which are U.S. Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying principal obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Treasury and Treasury Only Funds may only invest in stripped securities issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record keeping system. The Government Fund may invest no more than 35% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The Government Fund intends to rely on the opinions of counsel to the sellers of these certificates or other evidences of ownership of U.S. Treasury obligations that, for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying U.S. Government obligations. Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

  REPURCHASE AGREEMENTS. Each Fund (other than the Treasury Only Fund) may agree to purchase securities from financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the Company's investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding thirteen months, each Fund intends only to enter into repurchase agreements having maturities not exceeding 60 days. Securities subject to repurchase agreements are held either by the Company's custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount that exceeds the repurchase price, and such value will be continuously monitored by the investment adviser on an ongoing basis. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940.

  REVERSE REPURCHASE AGREEMENTS. The Funds may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to banks, and with respect to the Prime and Treasury Funds, other financial institutions, and agree to repurchase them at an agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the Company's investment adviser will continuously monitor the account to ensure that the value is maintained. A Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities such Fund is obligated to repurchase. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the net investment income of such Fund. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.

  VARIABLE AND FLOATING RATE INSTRUMENTS. Securities purchased by the Funds may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain U.S. Government obligations, permit a Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Variable and floating rate instruments purchased by the Government Fund will be U.S. Government agency securities with stated maturities of typically up to 10 years, although stated maturities of up to 30 years are possible. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by the Funds are subject to a Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Funds' investment adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Funds invest, and their ability to repay principal and interest.

Variable and floating rate instruments purchased by a Fund may include participation certificates issued by trusts or financial institutions in variable and floating rate obligations owned by such issuers or affiliated organizations. A participation certificate gives a Fund a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice. If the credit of the obligor is of minimal credit risk, no credit support from a bank or other financial institution will be necessary. In other circumstances, the participation certificate will be backed by an irrevocable letter of credit or guarantee of a bank, or will be insured by an insurer, that the Funds' investment adviser has determined meets the quality standards for the Fund involved. If an interest is backed by an irrevocable letter of credit or guarantee of a bank or is insured as described above, a Fund will usually have the right to sell the interest back to the institution or draw on the letter of credit or insurance policy on demand after a specified notice period, for all or any part of the principal amount of the interest plus accrued interest. Although a participation interest may be sold by a Fund, under normal circumstances they will be held until maturity.

A Fund may also invest in obligations which provide for a variable or floating interest rate which is determined through a periodic "auction process." From time to time, holders of the obligations have the right to tender any such obligations to a remarketing agent which then remarkets the obligations which have been tendered and thereby determines a new interest rate for the following period.

  WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in the secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Funds' forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the total assets of a particular Fund absent unusual market conditions. A Fund's liquidity and the ability of the investment adviser to manage its portfolio may be adversely affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 25% of the value of its assets. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

INVESTMENT LIMITATIONS. The investment objectives of the Prime and Treasury Funds (but not the Government and Treasury Only Funds) are fundamental policies that may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined in the Investment Company Act of 1940). A Fund's policies may be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of such Fund's outstanding shares, except that the investment limitations set forth below may not be changed without such a vote of shareholders. A description of certain other fundamental investment limitations is contained in the Statement of Additional Information.

  PRIME FUND.  The Prime Fund may not:

1. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by instruments of domestic branches of U.S. banks or obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

  PRIME FUND AND TREASURY FUND. Neither the Prime Fund nor the Treasury Fund may:

1. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amount borrowed or 10% of its total assets at the time of such borrowing; or purchase securities at any time after such borrowings (including reverse repurchase agreements) have been entered into and before they are repaid.

2. Purchase securities without available market quotations which cannot be sold without registration or the filing of a notification under Federal or state securities laws, enter into repurchase agreements providing for settlement more than seven days after notice, or purchase any other securities deemed illiquid by the Directors if, as a result, such securities and repurchase agreements would exceed 10% of the Fund's total assets.

The Prime Fund intends that, except as stated above under "Common Investment Policies-- Variable and Floating Rate Instruments," variable amount master demand notes with maturities of nine months or less, as well as any investments in securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) will not be subject to the 10% limitation on illiquid securities set forth in Investment Limitation No. 2 above.

  GOVERNMENT FUND AND TREASURY ONLY FUND. Neither the Government Fund nor the Treasury Only Fund may:

1. Invest more than 10% of the Fund's net assets in securities that are not readily marketable (such as repurchase agreements maturing in more than seven days). If changes in the markets of certain securities cause a Fund to exceed such 10% limit, the Fund will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets.

2. Borrow money, except that as a temporary measure for extraordinary or emergency purposes each Fund may borrow from banks in an amount not to exceed 1/3 of the value of its net assets, including the amount borrowed; moreover, neither Fund may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund (taken at market value) (it is intended that each Fund would borrow money only from banks and only to accommodate requests for withdrawals while effecting an orderly liquidation of securities).

Pursuant to certain regulatory requirements, with regard to Investment Limitation No. 2, the Government and Treasury Only Funds intend not to borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost). This 10% limitation is not a fundamental investment limitation of the Government or Treasury Only Funds.

INVESTMENT DECISIONS. Investment decisions for each Fund are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, available investments or opportunities for sales will be allocated in a manner which Bank of America believes to be equitable. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund. In addition, in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may take into account the sale of shares of a Fund by broker-dealers and other financial institutions (including affiliates of Bank of America and the Distributor), provided Bank of America believes that the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS. The business of the Company is managed under the direction of its Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information.

INVESTMENT ADVISER. Bank of America National Trust and Savings Association ("Bank of America") serves as investment adviser to each Fund. Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries. Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company.

As investment adviser Bank of America manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. For its investment advisory services Bank of America is entitled to receive a fee accrued daily and payable monthly at the following annual rates: .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's net assets, plus .08% of each Fund's net assets over $5 billion. This amount may be reduced pursuant to certain undertakings by Bank of America described below under "Fee Waivers." For the fiscal year ended February 28, 1995, the Prime Fund, Treasury Fund, Government Fund and the Treasury Only Fund paid Bank of America advisory fees at the effective annual rates of .07%, .10%,
 .05% and .10% of such Funds' respective net assets, and Bank of America waived advisory fees at the effective annual rates of .03%, .00%, .05% and .00% of such Funds' respective net assets.

ADMINISTRATOR. Concord Holding Corporation (the "Administrator") serves as the Company's administrator and assists generally in supervising the Funds' operations. The Administrator is a wholly-owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 West 55th Street, New York, New York 10019.

Under its basic administrative services agreement for the Funds, the Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services that are for the benefit of all series of shares in the Funds, including coordination of reports to shareholders and the Securities and Exchange Commission; calculation of the net asset value of the Fund shares and dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Funds' offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Funds' books and records; and the provision of various services for shareholders who have made a minimum investment of at least $500,000 including the provision of a facility to receive purchase and redemption orders for the accounts of such shareholders.

For its administrative services the Administrator is entitled to receive an administration fee computed daily and payable monthly at the following annual rates: .10% of the first $7 billion of each Fund's net assets, plus .09% of the next $3 billion of each Fund's net assets, plus .08% of each Fund's net assets over $10 billion. This amount may be reduced pursuant to certain undertakings by the Administrator described below under "Fee Waivers." For the fiscal year ended February 28, 1995, the Prime Fund, Treasury Fund, Government Fund and the Treasury Only Fund paid the Administrator administration fees at the effective annual rates of .07%, .10%, .07% and .10% of such Funds' respective net assets, and the Administrator waived administration fees at an effective annual rates of
 .03%, .00%, .03% and .00% of such Funds' respective net assets.

Pursuant to the authority granted in its agreement with the Company, the Administrator has entered into an agreement with The Bank of New York under which the bank performs certain of the services listed above--e.g. calculating the net asset value of Fund shares and dividends to shareholders and maintaining the Funds' books and records. The Funds bear all fees and expenses charged by the bank for these services.

DISTRIBUTOR. Concord Financial Group, Inc. (the "Distributor") is the principal underwriter and distributor of shares of the Funds. The Distributor is a wholly-owned subsidiary of the Administrator organized to distribute shares of mutual funds to institutional and retail investors. Its offices are located at 125 West 55th Street, New York, New York 10019.

The Distributor makes a continuous offering of the Funds' shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Funds (after such items have been prepared and set in type by the Funds) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the Funds' shares for sale to the public.

CUSTODIAN AND TRANSFER AGENT. The Bank of New York, located at 90 Washington Street, New York, New York 10286, serves as custodian for the Funds and Bank of America serves as the Prime and Treasury Funds' sub-custodian. Concord Financial Services, Inc., a wholly-owned subsidiary of the Administrator, located at First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, Pennsylvania, 15222, serves as the transfer agent and dividend disbursing agent for Horizon Shares of the Funds and DST Systems, Inc., 811 Main, Kansas City, Missouri 64105-2005, serves as transfer agent and dividend disbursing agent for the Funds' Horizon Service Shares. Concord Financial Services, Inc. also serves as sub-transfer agent for certain Horizon Service Share accounts of the Funds. DST Systems, Inc. and Concord Financial Services, Inc. are collectively referred to as the "Transfer Agents." The Company has also entered a Cash Management and Related Services Agreement with The Bank of New York pursuant to which The Bank of New York receives and disburses funds in connection with the purchase and redemption of, and the payment of dividends and other distributions with respect to the Funds.

FEE WAIVERS. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. From time to time during the course of the Funds' fiscal year, the Administrator and/or Bank of America may voluntarily not receive payment of fees and/or assume certain expenses of a Fund, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES. Fund shares are sold at the net asset value per share next determined after receipt of a purchase order by the Transfer Agents. Purchase orders placed directly with the Transfer Agents without the assistance of a broker-dealer or other person are without charge. Broker-dealers (other than the Distributor) and others who process purchase orders on behalf of customers may charge a fee for their services.

Purchase orders for shares are accepted by the Funds only on a day on which both the Funds' custodian and the New York Stock Exchange (the "Exchange") are open for business (a "Business Day"), and must be transmitted to the Transfer Agents by telephone c/o the Distributor (800-426-3863) or terminal access. An investment in Horizon Shares and Horizon Service Shares of the Fund automatically entitles the investor to purchase Fund shares, subject to the minimum described below, without charge by telephone unless they indicate otherwise in a written notice to the Transfer Agents that they do not wish to use this telephone privilege.

Purchase orders for the Prime Fund, Treasury Fund and Government Fund received by the Transfer Agents before 2:30 p.m. Eastern Time on a Business Day will be executed as of 2:30 p.m. Eastern Time on such Business Day if payment is received by 4:00 p.m. Eastern Time on that day. Purchase orders for the Treasury Only Fund that are received before 11:30 a.m. Eastern Time on a Business Day will be executed at such time on that day if payment is received by 4:00 p.m. Eastern Time on such Business Day. Orders received after the times specified, and orders for which payment has not been received by 4:00 p.m. Eastern Time, will not be accepted. A Fund may in its discretion reject any order for shares. Payment for orders which are not received or paid for in a timely manner or are not accepted by a Fund will be returned after prompt notification to the sending institution.

Payment for shares may be made only in Federal funds or other funds immediately available to the Transfer Agents. The minimum initial investment for Horizon Shares and Horizon Service Shares in any Fund is $500,000 (although broker-dealers and other institutional investors may set a higher minimum for their customers) and there is no minimum subsequent investment. The Funds reserve the right to suspend the sale of shares to the public at any time, in response to conditions in the securities markets or otherwise.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account.

REDEMPTION PROCEDURES. Redemption orders for Horizon Shares and Horizon Service Shares must be transmitted to the Transfer Agents by telephone c/o the Distributor or terminal access in the manner described above under "Purchase Procedures." Shares for which certificates have been issued may not be redeemed unless the certificates have been submitted to the Transfer Agents and endorsed for transfer. While each Fund seeks to maintain its net asset value per share at $1.00 there can be no assurance that it will be able to do so, and the proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

Redemption orders submitted directly to the Transfer Agents without the assistance of a broker-dealer or other person, and orders submitted by the Distributor for its own brokerage customers, are processed without charge. Broker-dealers (other than the Distributor) and others who process redemption orders on behalf of their customers may charge a fee for their services.

Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agents. Payment for redeemed shares for which a redemption order is received by the Transfer Agents prior to 2:30 p.m. Eastern Time with respect to the Prime Fund, Treasury Fund or Government Fund, or before 11:30 a.m. Eastern Time with respect to the Treasury Only Fund, on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the same Business Day. Payment for redeemed shares for which a redemption order is received after the times stated above on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the next Business Day following redemption. In order to allow Bank of America to most effectively manage the Funds' portfolios, investors are urged to initiate redemptions of shares as early in the day as possible and to notify the Transfer Agents at least one day in advance of redemptions in excess of $5 million. Each Fund reserves the right to wire redemption proceeds up to seven days after receiving the redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Fund. In making redemption requests the names of the registered shareholders and their account numbers must be supplied. An investment in Horizon Shares and Horizon Service Shares automatically entitles the investor to redeem shares, without charge, by telephone unless the investor indicates through a written notice to the Transfer Agents that they do not wish to use this telephone privilege. Neither the Funds, the Distributor nor the Transfer Agents will be responsible for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable.

A Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the Investment Company Act of 1940. Each Fund reserves the right to redeem shares in any account at their net asset value if the value of the account is less than $500,000 as a result of redemptions. The shareholder having the account will first be notified in writing that its account has a value of less than $500,000 and will be allowed 60 days to make additional investments to bring the value of its account to $500,000 before the redemption is processed by a Fund. In addition, a Fund may redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Purchase and Redemption of Shares."

NET ASSET VALUE. The net asset value per share of the Prime Fund, Treasury Fund and Government Fund is determined on each Business Day as of 2:30 p.m. Eastern Time and the close of regular trading hours on the Exchange (or 4:00 p.m. Eastern Time if the Exchange is closed). The net asset value per share of the Treasury Only Fund is determined on such Business Days as of 11:30 a.m. Eastern Time. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Purchase and Redemption of Shares." The net asset value per share for each Fund for purposes of pricing purchase and redemption orders is determined independently of that for other Funds.

DIVIDENDS AND DISTRIBUTIONS

The shareholders of a Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund involved. Generally, each Fund's net income is declared daily as a dividend. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year after reduction for any available capital loss carryforward.

Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the net asset value of such shares on the payment date, unless the shareholder elects to receive dividends in cash. Reinvestment dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof must be made in writing to Pacific Horizon Funds, Inc.,--[specify the name of the Fund], First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, Pennsylvania 15222, and will become effective with respect to dividends paid after its receipt by the dividend disbursing agent.

TAXES

FEDERAL. Management of the Company believes that each Fund qualified separately for its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and it is intended that each Fund will qualify as a regulated investment company as long as such qualification is in the best interest of its shareholders. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

In connection with such tax qualification, each Fund contemplates declaring as dividends at least 90% of its investment company taxable income for each taxable year. An investor of any Fund who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of a Fund. Because all of the net investment income of the Funds is expected to be derived from earned interest, it is anticipated that all dividends paid by the Funds will be taxable as ordinary income to shareholders who are not exempt from federal income taxes and that no part of any distribution paid by the Funds will be eligible for the dividends received deduction for corporations.

Although the Funds anticipate that they will not have net long-term capital gain, any distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to shareholders of that Fund as long-term capital gain regardless of how long the shareholder has held shares of the Fund.

Dividends declared in December of any year payable to shareholders of record on a specified date in December will be deemed for federal tax purposes to have been paid by the Funds and received by the shareholders on December 31, if such dividends are paid during January of the following year.

Shareholders will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year. The foregoing is only a brief summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders. Additional tax information of relevance to particular investors is contained in the Statement of Additional Information. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

STATE AND LOCAL. Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

DESCRIPTION OF SHARES

The Company was organized on October 27, 1982 as a Maryland corporation. The Predecessor Prime Fund and Predecessor Treasury Fund originally commenced operations on July 10, 1987 as separate portfolios of The Horizon Funds. On January 19, 1990, the Predecessor Prime Fund and the Predecessor Treasury Fund were combined with the Money Market Portfolio and Government Money Market Portfolio, respectively, of the Company; the Company changed the names of its resulting portfolios to "Prime Fund" and "Treasury Fund"; and the Company began offering Horizon Shares and Horizon Service Shares in such Funds. The Predecessor Government Funds and Predecessor Treasury Only Funds commenced operations on June 4, 1990 as investment portfolios of First Cash Funds of America and First Funds of America. On March 1, 1993 the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as new portfolios of the Company.

The Company's charter authorizes the Board of Directors to issue up to two hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.

Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Funds, each of which is classified as a diversified company under the Investment Company Act of

1940: twenty-eight billion Horizon Shares, fifteen billion Horizon Service Shares and fifteen billion Pacific Horizon Shares representing interests in the Prime Fund; fourteen billion, four hundred million Horizon Shares, fifteen billion Horizon Service Shares and fifteen billion Pacific Horizon Shares representing interests in the Treasury Fund; seven billion Horizon Shares, fifteen billion Horizon Service Shares and fifteen billion Pacific Horizon Shares representing interests in the Government Fund, and seven billion Horizon Shares, fifteen billion Horizon Service Shares and fifteen billion Pacific Horizon Shares representing interests in the Treasury Only Fund. Pacific Horizon Shares of these Funds are described in a separate Prospectus available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company, which are likewise described in separate Prospectuses available from the Distributor. This Prospectus relates primarily to the Horizon Shares and Horizon Service Shares of the Funds and describes only the investment objectives and policies, operations, contracts and other matters relating to such shares.

Each Horizon Share, Horizon Service Share and Pacific Horizon Share in a Fund has a par value of $.001, and, except as noted below, is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to such Fund and in the net distributable assets of such Fund on liquidation. Holders of a Fund's Horizon Service Shares bear the fees described in the following section that are paid to Shareholder Organizations by the Fund under the Company's Shareholder Services Plan. Similarly, holders of a Fund's Pacific Horizon Shares bear the fees described in the Prospectuses for such shares that are paid to Bank of America and the Administrator by the Fund under the Company's Special Management Services Agreement for Pacific Horizon Shares. The fees paid under the Special Management Services Agreement are for services related to investor programs and facilities that are offered in connection with Pacific Horizon Shares, and Bank of America and Concord do not receive similar fees with respect to a Fund's Horizon Shares or Horizon Services Shares. As a result, at any given time, the net yield on a Fund's Horizon Shares is expected to be approximately .25% higher than the yield on that Fund's Horizon Service Shares and .32% higher than the yield on the same Fund's Pacific Horizon Shares. Standardized yield quotations will be computed separately for each series of shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by law or when class voting is permitted by the Board of Directors. It is contemplated that all shareholders of a Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and on any change in its fundamental investment limitations, and that only holders of Horizon Service Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Shareholder Organizations. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and nonassessable. Certificates for shares will not be issued unless expressly requested in writing and will not be issued for fractional shares.

The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters. Shares have cumulative voting rights to the extent that may be required by applicable law.

SHAREHOLDER SERVICES PLAN. The Company has adopted the Plan pursuant to which Horizon Service Shares are sold to Shareholder Organizations that enter into Shareholder Service Agreements with the Company pursuant to the Plan. Such Shareholder Organizations may include Bank of America, the Administrator and their affiliates. The Shareholder Service Agreements require the Shareholder Organizations to provide support services to their customers ("Customers") who are beneficial owners of Horizon Service Shares in return for payment by the respective Fund of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares beneficially owned by Customers of the Shareholder Organizations. Holders of a Fund's Horizon Service Shares will bear all fees paid to Shareholder Organizations for their services with respect to such shares. Such fees are not paid to Shareholder Organizations with respect to Horizon Shares or the Funds' Pacific Horizon Shares. During the fiscal year ended February 28, 1995, the Prime, Treasury, Government and Treasury Only Funds made payments under the Plan at an effective annual rate of .25% of each such Fund's respective average daily net asset value.

The services provided by Shareholder Organizations may include the following: aggregating and processing purchase and redemption requests from Customers for Horizon Service Shares and placing net purchase and redemption orders with the Distributor; providing Customers with a service that invests the assets of their accounts in Horizon Service Shares pursuant to specific or preauthorized instructions; processing dividend payments from a Fund on behalf of Customers; providing information periodically to Customers regarding their position in Horizon Service Shares; arranging for bank wires; responding to Customer inquiries regarding services performed by the Shareholder Organizations; providing sub-accounting with respect to Horizon Service Shares beneficially owned by Customers or the information necessary for subaccounting; forwarding shareholder communications from a Fund to Customers; and other similar services if requested by a Fund.

Each Fund will accrue payments made pursuant to the Plan daily. The Funds will receive an undertaking from each Shareholder Organization waiving a portion of any payment such Organization is entitled to receive pursuant to the Plan to the extent necessary to assure that the payments made pursuant to the Plan which are required to be accrued to the respective Fund's Horizon Service Shares on any day do not exceed the income to be accrued to such shares on that day.

The Company understands that Shareholder Organizations may charge fees to their Customers who are the beneficial owners of Horizon Service Shares in connection with their Customer accounts. These fees would be in addition to any amounts which may be received by a Shareholder Organization under a Shareholder Service Agreement. Under the terms of the Shareholder Service Agreements, Shareholder Organizations are required to disclose the compensation payable to them by the Company and any other compensation payable by their Customers in connection with the investment of their assets in the Funds. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing their accounts with their Shareholder Organizations.

Conflict-of-interest restrictions may apply to an institution's receipt of compensation paid by a Fund in connection with the investment of fiduciary funds in Horizon Service Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and

Exchange Commission, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Horizon Service Shares.

Banks may act as Shareholder Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Shareholder Organization, its shareholder clients would be permitted by the Company to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

The Company will obtain a representation from Shareholder Organizations (as well as from Bank of America and the Administrator) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

--------------------------------------------------------------------------------
                       PACIFIC   HORIZON   MUTUAL   FUNDS

    COPIPRM95P

                                                       HORIZON SHARES
                                                            AND
                                                   HORIZON SERVICE SHARES
                                                           OF THE
                                                         PRIME FUND
                                                       TREASURY FUND
                                                      GOVERNMENT FUND
                                                     TREASURY ONLY FUND

                                                         PROSPECTUS
                                                        July 1, 1995

                                                      NOT FDIC INSURED

PROSPECTUS

JULY 1, 1995
                                                Horizon Shares and
                                           Horizon Service Shares of the
                                               TAX-EXEMPT MONEY FUND
                                           Horizon Service Shares of the
                                         CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                     (Investment Portfolios Offered by Pacific
                                               Horizon Funds, Inc.)

--------------------------------------------------------------------------------

THIS PROSPECTUS APPLIES TO THE HORIZON SHARES AND HORIZON SERVICE SHARES OF THE TAX-EXEMPT MONEY FUND AND THE HORIZON SERVICE SHARES OF THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND (THE "FUNDS"), TWO NO-LOAD TAX-EXEMPT INVESTMENT PORTFOLIOS OFFERED BY PACIFIC HORIZON FUNDS, INC. (THE "COMPANY"). HORIZON SHARES AND HORIZON SERVICE SHARES MAY NOT BE PURCHASED BY INDIVIDUALS DIRECTLY, BUT INSTITUTIONAL INVESTORS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. THE FUNDS ARE DESIGNED TO PROVIDE INSTITUTIONS WITH DAILY LIQUIDITY. THE TAX-EXEMPT MONEY FUND IS A DIVERSIFIED INVESTMENT PORTFOLIO AND THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND IS A NON-DIVERSIFIED INVESTMENT PORTFOLIO.

THE INVESTMENT OBJECTIVE OF THE TAX-EXEMPT MONEY FUND IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH RELATIVE STABILITY OF PRINCIPAL. THE INVESTMENT OBJECTIVE OF THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND IS TO SEEK AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE OF FEDERAL INCOME TAX AND CALIFORNIA STATE PERSONAL INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND RELATIVE STABILITY OF PRINCIPAL. THE FUNDS SEEK TO ACHIEVE THEIR OBJECTIVES BY INVESTING PRIMARILY IN U.S. DOLLAR-DENOMINATED OBLIGATIONS THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX, AND IN THE CASE OF THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND, IS ALSO EXEMPT FROM TAXATION UNDER THE LAWS OR CONSTITUTION OF CALIFORNIA.

PORTFOLIO SECURITIES HELD BY EACH FUND HAVE REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS FROM THE DATE OF PURCHASE BY THE FUND. PORTFOLIO SECURITIES WHICH HAVE CERTAIN PUT OR DEMAND FEATURES EXERCISABLE BY THE FUND WITHIN THIRTEEN MONTHS (AS WELL AS CERTAIN U.S. GOVERNMENT OBLIGATIONS WITH FLOATING OR VARIABLE INTEREST RATES) AND SECURITIES HELD AS COLLATERAL FOR REPURCHASE AGREEMENTS MAY HAVE LONGER MATURITIES.

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BANK OF AMERICA") ACTS AS INVESTMENT ADVISER TO THE FUNDS. CONCORD FINANCIAL GROUP, INC. SPONSORS THE FUNDS AND ACTS AS THEIR DISTRIBUTOR AND CONCORD HOLDING CORPORATION ACTS AS THEIR ADMINISTRATOR, NEITHER OF WHICH IS AFFILIATED WITH BANK OF AMERICA.

THIS PROSPECTUS BRIEFLY SETS FORTH CERTAIN INFORMATION ABOUT THE FUNDS DESCRIBED HEREIN THAT INVESTORS SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS, CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 1995 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE TO INVESTORS UPON REQUEST AND WITHOUT CHARGE BY CALLING THE FUNDS' DISTRIBUTOR AT (800) 426-3863. THE STATEMENT OF ADDITIONAL INFORMATION, AS IT MAY FROM TIME TO TIME BE REVISED, IS INCORPORATED IN ITS ENTIRETY BY REFERENCE INTO THIS PROSPECTUS.
--------------------------------------------------------------------------------

Shares of the Funds are not bank deposits or obligations of or guaranteed or endorsed by, Bank of America National Trust and Savings Association or any of its affiliates, and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Each Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investment in the Funds involves investment risk, including the possible loss of principal amount invested.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                    CONTENTS

                              EXPENSE INFORMATION                 2
                              FINANCIAL HIGHLIGHTS                3
                              INVESTMENT OBJECTIVES AND
                                POLICIES                          6
                              MUNICIPAL SECURITIES                8
                              OTHER INVESTMENT PRACTICES          9
                              SPECIAL CONSIDERATIONS AND RISKS    10
                              INVESTMENT LIMITATIONS              12
                              INVESTMENT DECISIONS                13
                              MANAGEMENT OF THE FUNDS             13
                              PURCHASE AND REDEMPTION OF SHARES   15
                              DIVIDENDS, DISTRIBUTIONS
                                AND TAXES                         17
                              DESCRIPTION OF SHARES               18
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          125 West 55th Street                    555 California Street
          New York, NY 10019                      San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------

EXPENSE INFORMATION
The following table sets
forth certain information
regarding the shareholder
transaction expenses imposed
by each Fund and (i) the
annual operating expenses
incurred by the Tax-Exempt
Money Fund with respect to
its Horizon and Horizon
Service Shares during its
last fiscal year and, (ii)
the annual operating
expenses for the California
Tax-Exempt Money Market with
respect to its Horizon
Service Shares during its
last fiscal year. Actual
expenses may vary.
Hypothetical examples based
on the table are also shown.

                                                                CALIFORNIA
                                                                TAX-EXEMPT
                                            TAX-EXEMPT          MONEY
                                               MONEY            MARKET
                                          ---------------       -----
                                                    HORIZON     HORIZON
                                          HORIZON   SERVICE     SERVICE
                                          SHARES    SHARES*     SHARES*
                                          -----     -----       -----
                  SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases........    None      None        None
Sales load Imposed on Reinvested
  Dividends............................    None      None        None
Deferred Sales Load....................    None      None        None
Redemption Fees........................    None      None        None
                   ANNUAL FUND OPERATING EXPENSES
               (as a percentage of average net assets)
Management Fees........................    .20%      .20%        .20%
                                          -----     -----       -----
All Other Expenses.....................    .08%      .33%        .35%
                                          -----     -----       -----
  Shareholder Service Payments.........      --      .25%        .25%
  Other Expenses.......................    .08%      .08%        .10%
Total Fund Operating Expenses..........    .28%      .53%        .55%
                                          =====     =====       =====

-------------------------------------------
* The Company understands that institutions that enter into agreements ("Shareholder Service Agreements") with the Company ("Shareholder Organizations") under the Company's Shareholder Services Plan (the "Plan") may charge fees to their Customers who are the beneficial owners of Horizon Service Shares in connection with their accounts. Each Fund's Horizon Service Shares bear fees paid to Shareholder Organizations under the Plan at the annual rate of up to .25% of the average daily net asset value of each Fund's Horizon Service Shares.


--------------------------------------------------------------------------------

                            EXAMPLES                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                    -------   --------   --------   ---------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Tax-Exempt Money-Horizon Shares................................     $3        $ 9        $16         $36
  Tax-Exempt Money-Horizon Service Shares........................     $5        $17        $30         $66
  California Tax-Exempt Money Market-Horizon Service Shares......     $6        $18        $31         $69

--------------------------------------------------------------------------------

The foregoing Expense Summary and Examples are intended to assist investors in Horizon Shares and Horizon Service Shares in understanding the expenses their class will pay. Investors bear these expenses indirectly since they reduce the amount of income paid by the Funds to investors as dividends. The investment adviser and administrator may voluntarily waive a portion of their respective fees and may voluntarily reimburse expenses from time to time. This voluntary waiver or reimbursement may be modified or terminated at any time. See "Management of the Funds" and "Description of Shares" for more complete descriptions of the various expenses referred to above.

THE EXAMPLES SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURNS AND OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The Tax-Exempt Money Fund commenced operations on July 10, 1987 as a separate investment portfolio (the "Predecessor Tax-Exempt Fund") of The Horizon Funds, a Massachusetts business trust. On January 19, 1990, the Predecessor Tax-Exempt Fund was reorganized as a new portfolio of the Company.

The table below sets forth certain information concerning (i) the investment results of the Predecessor Tax-Exempt Fund for the periods ended on or before April 30, 1989, (ii) the combined investment results of the Predecessor Tax-Exempt Fund and the Tax-Exempt Money Fund for the period May 1, 1989 through February 28, 1990, and (iii) the investment results of the Tax-Exempt Money Fund for the fiscal years ended February 28, 1991, February 29, 1992, February 28, 1993, February 28, 1994 and February 28, 1995. The information contained in the Financial Highlights has been audited by Price Waterhouse LLP, independent accountants of both the Predecessor Tax-Exempt Fund and the Tax-Exempt Money Fund, whose unqualified report insofar as it relates to the five year period ended February 28, 1995 on the financial statements containing such information is incorporated by reference in the Statement of Additional Information, which may be obtained upon request. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information.

Selected Data for a Horizon Share Outstanding Throughout Each of the Periods
Indicated:
--------------------------------------------------------------------------------

                                                                  TAX-EXEMPT MONEY FUND
                              ---------------------------------------------------------------------------------------------
                                                        YEAR ENDED                                  MAY 1,           YEAR
                              --------------------------------------------------------------         1989           ENDED
                              FEBRUARY     FEBRUARY       FEBRUARY                                 THROUGH          APRIL
                                28,          28,            28,        FEBRUARY     FEBRUARY       FEBRUARY          30,
                               1995+++      1994+++        1993+++     29, 1992     28, 1991       28, 1990         1989++
                              --------     --------       --------     --------     --------       --------        --------
HORIZON SHARES
Net asset value per share,
 beginning of period........  $   1.00     $   1.00       $   1.00     $   1.00     $   1.00       $   1.00        $   1.00
                              --------     --------       --------     --------     --------       --------        --------
Income from Investment
 Operations:
 Net investment income......    0.0285       0.0225         0.0269       0.0410       0.0557         0.0503          0.0577
Less Dividends:
 Dividends from net
   investment income........   (0.0285)     (0.0225)       (0.0269)     (0.0410)     (0.0557)       (0.0503)        (0.0577)
                              --------     --------       --------     --------     --------       --------        --------
Net change in net asset
 value per share............    0.0000       0.0000         0.0000       0.0000       0.0000         0.0000          0.0000
                              --------     --------       --------     --------     --------       --------        --------
Net asset value per share,
 end of period..............  $   1.00     $   1.00       $   1.00     $   1.00     $   1.00       $   1.00        $   1.00
                              ==========   ==========     ==========   ==========   ==========     ==========      ==========
Total return................      2.89%        2.27%          2.72%        4.18%        5.71%          5.15%++++       5.93%
Ratios/Supplemental Data:
 Net Assets, end of period
   (000)....................  $381,811     $514,663       $383,848     $345,221     $428,127       $355,656        $178,586
 Ratio of expenses to
   average net assets.......      0.28%        0.28%**        0.28%        0.28%        0.27%**        0.21%**+        0.21%**
 Ratio of net investment
   income to average net
   assets...................      2.81%        2.25%**        2.69%        4.12%        5.54%**        5.96%**+        5.84%**


                               PERIOD
                               ENDED
                               APRIL
                                30,
                              1988*++
                              --------
HORIZON SHARES
Net asset value per share,
 beginning of period........  $   1.00
                              --------
Income from Investment
 Operations:
 Net investment income......    0.0392
Less Dividends:
 Dividends from net
   investment income........   (0.0389)
                              --------
Net change in net asset
 value per share............    0.0003
                              --------
Net asset value per share,
 end of period..............  $   1.00
                              ==========
Total return................      3.92%++++
Ratios/Supplemental Data:
 Net Assets, end of period
   (000)....................  $104,358
 Ratio of expenses to
   average net assets.......      0.20%**+
 Ratio of net investment
   income to average net
   assets...................      5.17%**+

---------------
   * For the period July 10, 1987 (commencement of operations) through April 30, 1988.

  ** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01%, 0.02%, 0.07% (annualized), 0.19% and 0.23% (annualized) for the years or periods ended February 28, 1994, February 28, 1991, February 28, 1990, April 30, 1989 and April 30, 1988,
     respectively.

   + Annualized.

  ++ This information represents the results of operations of the former
     Horizon Tax-Exempt Money Fund, the assets and liabilities of which were transferred to the Pacific Horizon Funds, Inc.--Tax-Exempt Money Fund on January 19, 1990. See Note 1 to the financial statements which are incorporated by reference in the Statement of Additional Information.

 +++ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

++++ Not annualized.

Selected data for a Horizon Service Share outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                     TAX-EXEMPT MONEY FUND
                                   -----------------------------------------------------------------------------------------
                                                                                                      MAY 1,
                                                           YEAR ENDED                                  1989           YEAR
                                   -----------------------------------------------------------        THROUGH        ENDED
                                   FEBRUARY    FEBRUARY      FEBRUARY    FEBRUARY      FEBRUARY       FEBRUARY       APRIL
                                     28,         28,           28,       29,             28,            28,           30,
                                   1995+++     1994+++       1993+++      1992          1991           1990          1989++
                                   -------     -------       -------     -------       -------        -------       --------
HORIZON SERVICE SHARES
Net asset value per share,
 beginning of period.............  $  1.00     $  1.00       $  1.00     $  1.00       $  1.00        $  1.00       $   1.00
                                   -------     -------       -------     -------       -------        -------       --------
Income from Investment
 Operations:
 Net investment income...........   0.0260      0.0200        0.0244      0.0385        0.0532         0.0482         0.0552
Less Dividends:
 Dividends from net investment
   income........................  (0.0260)    (0.0200)      (0.0244)    (0.0385)      (0.0532)       (0.0482)       (0.0552)
                                   -------     -------       -------     -------       -------        -------       --------
Net change in net asset value per
 share...........................   0.0000      0.0000        0.0000      0.0000        0.0000         0.0000         0.0000
                                   -------     -------       -------     -------       -------        -------       --------
Net asset value per share, end of
 period..........................  $  1.00     $  1.00       $  1.00     $  1.00       $  1.00        $  1.00       $   1.00
                                   =========   =========     =========   =========     =========      =========     ==========
Total return.....................     2.63%       2.02%         2.47%       3.92%         5.45%          4.93%          5.66%
Ratios/Supplemental Data:
 Net assets, end of period
 (000)...........................  $39,158     $48,328       $49,695     $47,230       $53,732        $36,538       $178,586
 Ratio of expenses to average net
   assets........................     0.53%       0.53%**       0.53%       0.53%         0.52%**        0.46%**+       0.46%**
 Ratio of net investment income
   to average net assets.........     2.57%       2.04%**       2.42%       3.88%         5.29%**        5.73%**+       5.70%**


                                    PERIOD
                                    ENDED
                                    APRIL
                                     30,
                                   1988*++
                                   --------
HORIZON SERVICE SHARES
Net asset value per share,
 beginning of period.............  $   1.00
                                   --------
Income from Investment
 Operations:
 Net investment income...........    0.0090
Less Dividends:
 Dividends from net investment
   income........................   (0.0090)
                                   --------
Net change in net asset value per
 share...........................    0.0000
                                   --------
Net asset value per share, end of
 period..........................  $   1.00
                                   ==========
Total return.....................      0.90%
Ratios/Supplemental Data:
 Net assets, end of period
 (000)...........................  $104,358
 Ratio of expenses to average net
   assets........................      0.45%**+
 Ratio of net investment income
   to average net assets.........      4.54%**+

---------------
   * For the period February 18, 1988 (initial offering day, through
     April 30, 1988).
  ** Net of expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.04%, 0.02%, 0.07% (annualized), 0.19% and 0.16% (annualized) for the years or periods ended February 28, 1994, February 28, 1991, February 28, 1990,
     April 30, 1989 and April 30, 1988, respectively.
   + Annualized.
  ++ This information represents the results of operations of the former
     Horizon Tax-Exempt Money Fund, the assets and liabilities of which were transferred to the Pacific Horizon Funds Inc.--Horizon Tax-Exempt
     Money Fund on January 19, 1990.
 +++ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
++++ Not annualized.

The California Tax-Exempt Money Market Fund commenced operations on December 6, 1989 as a portfolio of the Company with a single series of shares, Pacific Horizon Shares. On March 1, 1993 the California Tax-Exempt Money Market Fund also began offering Horizon Service Shares.

The table below sets forth certain information concerning the investment results for Horizon Service Shares of the California Tax-Exempt Money Market Fund for the fiscal years ended February 28, 1994 and February 28, 1995. The information contained in the Financial Highlights has been audited by Price Waterhouse LLP, independent accountants of the California Tax-Exempt Money Market Fund, whose unqualified report thereon is incorporated by reference in the Statement of Additional Information, which may be obtained upon request. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants which are incorporated by reference in the Statement of Additional Information.

Selected Data for a Horizon Service Share outstanding throughout the Period:
--------------------------------------------------------------------------------

                                                                          CALIFORNIA TAX-EXEMPT
                                                                            MONEY MARKET FUND
                                                                         -----------------------
                                                                           YEAR          YEAR
                                                                           ENDED         ENDED
                                                                         FEBRUARY      FEBRUARY
                                                                         28, 1995      28, 1994
                                                                         ---------     ---------
HORIZON SERVICE SHARES
Net Asset Value per share, Beginning of Year..........................   $    1.00     $    1.00
Income from Investment Operations:
  Net Investment Income...............................................      0.0256        0.0198
  Net Realized Loss on Securities.....................................     (0.0001)      (0.0001)
Total Income from Investment Operations...............................      0.0255        0.0197
Less Dividends:
  Dividends from Net Investment Income................................     (0.0256)      (0.0198)
Net Change in Net Asset Value per share...............................     (0.0001)      (0.0001)
                                                                         ---------     ---------
Net Asset Value per share, End of Year................................   $    1.00     $    1.00
                                                                         =========     =========
Total Return..........................................................        2.59%         2.00%
Ratios/Supplemental Data:
  Net assets, end of year (000).......................................   $  88,003     $ 123,746
  Ratio of expenses to average net assets.............................        0.55%         0.53%*
  Ratio of net investment income to average net assets................        2.50%         1.98%*

---------------
* Net of fee waivers and expense reimbursements by the Adviser and the Administrator which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.07%.

YIELD INFORMATION. From time to time the "yield," "effective yield" or "tax-equivalent yield" of a Fund may be quoted in advertisements or reports to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement or report). This income is then "annualized"--that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvest-ment. A Fund's "tax-equivalent yield" shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal, and in the case of the California Tax-Exempt Money Market Fund, California income tax at a stated tax rate. A Fund's "tax-equivalent yield" will always be higher than its "yield."

Additionally, the yields of a Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the Funds' yields may be compared to Donoghue's Tax-Free Money Fund Average and Donoghue's Money Fund Averages, which are averages compiled by Donoghue's Money Fund Report. Yield data as reported in national financial publications, including Money, Forbes, Barron's, Wall Street Journal and New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of a Fund. A complete listing of the indices, rankings and publications discussed above is contained in the Statement of Additional Information.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the shares of a Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Bank of America or Shareholder Organizations (defined below) directly to their customer accounts in connection with investments in shares of a Fund (which fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income) will not be included in the Fund's calculations of yield.

INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

This section describes the investment objectives and policies of the Funds. Assets of the Funds will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission (the "SEC"'), and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days. All securities acquired by the Funds will be determined by the investment adviser, under guidelines established by the Company's Board of Directors, to present minimal credit risks. Securities acquired by the Tax-Exempt Money Fund will, under normal market conditions, be "First Tier Securities" (as defined by the SEC), of the types described below. During temporary defensive periods or if in the investment adviser's opinion suitable First Tier Securities are not available for investment, however, the Tax-Exempt Money Fund may also acquire "Eligible Securities" (as defined by the SEC) of the types defined below. Securities acquired by the California Tax-Exempt Money Market Fund will be Eligible Securities. First Tier Securities consist of instruments that are rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") including Standard and Poor's Ratings Group, Division of McGraw Hill ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch") or issued by issuers with such ratings. Eligible Securities consist either of instruments that are rated at the time of purchase in the top two rating categories by one or more NRSROs, or are issued by issuers with such ratings. The Appendix to the Statement of Additional Information includes a description of the applicable NRSRO ratings. Unrated instruments

(including instruments with long-term but no short-term ratings) purchased by a particular Fund will be of comparable quality to the rated instruments that the Fund may purchase, as determined by the Funds' investment adviser pursuant to guidelines approved by the Board of Directors.

TAX-EXEMPT MONEY FUND. The Tax-Exempt Money Fund's investment objective is to provide as high a level of current interest income exempt form federal income taxes as is consistent with relative stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of U.S. dollar-denominated short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which have certain put or demand features exercisable by the Fund within thirteen months, or are subject to repurchase agreements may have longer maturities.)

As a matter of fundamental policy, under normal market conditions at least 80% of the Fund's total assets will be invested in Municipal Securities (other than private activity bonds, the interest on which is treated as a specific tax preference item under the federal alternative minimum tax). The Fund may also invest in taxable obligations and may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are not available. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase. Such taxable obligations include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks and commercial paper. These obligations are described further in the Statement of Additional Information.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND. The California Tax-Exempt Money Market Fund's investment objective is to seek as high a level of current interest income free of Federal income tax and California state personal income tax as is consistent with the preservation of capital and relative stability of principal. The Fund's assets are primarily invested in Municipal Securities issued by or on behalf of the State of California and other governmental issuers. Municipal Securities acquired by the Fund will generally have remaining maturities of thirteen months or less.

As a matter of fundamental policy, under normal market conditions at least 80% of the Fund's net assets will be invested in Municipal Securities, the interest on which is exempt from taxation under the California Constitution or the laws of California ("California Municipal Securities"). So long as at least 50% of the Fund's total assets are invested in debt obligations, the interest on which is exempt from taxation by the state of California ("California Exempt Securities," which are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations) as of the end of each quarter, dividends paid by the Fund which are derived from interest on California Exempt Securities will be exempt from California state personal income tax; if this policy is not achieved, no portion of the Fund's dividends will be exempt from California state personal income tax. Dividends derived from interest on Municipal Securities other than California Municipal Securities will be subject to California state personal income tax. See "Taxes."

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable. In accordance with the Fund's investment objective, and subject to the Fund's fundamental policy that under normal market conditions 80% of its net assets be invested in California Municipal Securities, invest-ments may be made in taxable obligations of up to thirteen months in maturity if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes. Such taxable obligations will be limited to those that may be acquired by the Tax-Exempt Money Fund. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. Additionally, the Fund will not invest more than 10% of its total assets in securities that are illiquid because of absence of a readily available market or otherwise, including repurchase agreements providing for settlement more than seven days after notice.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds are generally revenue securities, which are not payable from the unrestricted revenues of the issuers, and the credit ratings of such bonds are usually directly related to the credit ratings of the users of the facilities involved. The Funds may also acquire "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular Federal income tax. Municipal Securities also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loan obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or revenues. The Funds may also purchase tax-exempt commercial paper.

Securities acquired by the Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." A Fund may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives the Fund involved a specified undivided interest (up to 100%) in the underlying obligation. Participation interests purchased by a Fund may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less as determined in accordance with the regulations of the Securities and Exchange Commission (although the securities held by the issuer may have longer maturities). If a participation interest is unrated, the investment adviser will have determined that the interest is of comparable quality to those instru-ments in which the Fund involved may invest pursuant to guidelines approved by the Company's Board of Directors. For certain participation interests, the Fund involved will have the right to demand payment, on not more than 30 days' notice, for all or any part of such participation interest, plus accrued interest; as to these instruments, the Funds intend to exercise their right to demand payment as needed to provide liquidity, to maintain or improve the quality of their respective investment portfolios or upon a default (if permitted under the terms of the instrument). Although a participation interest may be sold by a Fund under normal circumstances they will be held until maturity.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax, (and, with respect to California Municipal Securities, California state personal income tax), are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor their investment adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

OTHER INVESTMENT PRACTICES

VARIABLE AND FLOATING RATE INSTRUMENTS. Securities purchased by the Funds may include variable and floating rate instruments, which may have a stated maturity in excess of the Funds' maturity limitations but which will, in such event and except with respect to certain U.S. Government obligations purchased by the Tax-Exempt Money Fund, permit the Fund involved to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days notice. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary, in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by a Fund are subject to a Fund's percentage limitations on illiquid investments. The Fund's investment adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Funds invest, and their ability to repay principal and interest.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes securities transaction in the secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. A Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of its total assets absent unusual market conditions. A Fund's liquidity and the ability of the investment adviser to manage its portfolio may be adversely affected in the event its forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 25% of the value of its total assets. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their respective investment objectives.

"STAND-BY COMMITMENTS." The Funds may acquire "stand-by commitments" with respect to

Municipal Securities held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise their rights thereunder for trading purposes. The California Tax-Exempt Money Market Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, that Fund will pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS. The Funds may agree to purchase securities from financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the Company's investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding thirteen months, the Funds intend only to enter into repurchase agreements having maturities not exceeding 60 days. Securities subject to repurchase agreements are held either by the Company's custodian, or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value (including accrued interest) of the securities subject to the agreement in an amount that exceeds the repurchase price, and such value will be continuously monitored by the investment adviser on an ongoing basis. Default by the seller would, however, expose the Fund involved to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS. The Funds may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the investment adviser will continuously monitor the account to ensure that the value is maintained. A Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund involved may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the net investment income of the Fund. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940. A Fund will not purchase securities while it has borrowings (including reverse repurchase agreements) outstanding.

SPECIAL CONSIDERATIONS AND RISKS

In seeking to achieve their respective investment objectives the Funds may invest in private activity bonds the interest on which, although exempt from regular Federal income tax, may constitute an item of tax preference for purposes of the Federal alternative minimum tax. See "Taxes." Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their respective assets in Municipal

Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the investment adviser. Additionally, although the Tax-Exempt Money Fund may invest more than 25% of its assets in Municipal Securities the issuers of which are located in the same state, it does not presently intend to do so on a regular basis other than issuers located in California. To the extent a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects or issued by issuers located in the same state, the Fund will be subject to the peculiar economic, political and business risks presented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if its assets were not so concentrated.

The California Tax-Exempt Money Market Fund is classified as a non-diversified investment company under the Investment Company Act of 1940. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

The Funds' concentration in California Municipal Securities raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Funds' concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of California issues with the yield of a more diversified portfolio including non-California issues before making an investment decision.

Many of the Funds' Municipal Securities are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local California governmental entities, it is not presently possible to determine the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to Municipal Securities of California governmental issuers over the past several years.

In addition to the various initiatives discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California. These economic factors have reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses have been rising. Such economic factors have also adversely impacted the ability of state and local California governmental entities to repay debt.

In addition to the risk of nonpayment of state and local California governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by the Funds pursuant to current Securities and Exchange Commission regulations. Since there are large numbers of buyers of such debt that are similarly restricted, the supply of Eligible Securities (as defined above) could become inadequate at certain times. A more detailed description of special factors affecting investments in California Municipal Securities, of which investors should be aware, is set forth in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective of each Fund is a fundamental policy that may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined in the Investment Company Act of 1940). A Fund's policies may be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of such Fund's outstanding shares, except that the investment limitations set forth below may not be changed without such a vote of shareholders. A description of certain other fundamental investment limitations is contained in the Statement of Additional Information.

The Tax-Exempt Money Fund may not:

1. Under normal circumstances invest less than 80% of its total assets in Municipal Securities (other than private activity bonds the interest on which may be subject to the federal alternative minimum tax).

2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in Municipal Securities or obligations issued or guaranteed by the Federal Government and its agencies and instrumentalities:
   (b) although there is no limitation with respect to investments in certificates of deposit and bankers' acceptances issued by domestic branches of United States banks, no more than 10% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and no more than 25% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and foreign branches of domestic banks;
   (c) each utility service (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (d) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

3. Borrow money except from banks for temporary purposes and in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient. The Fund will not purchase any securities while borrowings are outstanding. Interest paid on borrowed funds will reduce the net investment income of the Fund.)

4. Invest more than 10% of the value of its total assets in securities with legal or contractual restrictions on resale (including repurchase agreements with terms greater than seven days).

The California Tax-Exempt Money Market Fund may not:

1. Under normal market conditions invest less than 80% of its net assets in California Municipal Securities.

2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into a reverse repurchase agreement to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing.

INVESTMENT DECISIONS

Investment decisions for each Fund are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, available investments or opportunities for sales will be allocated in a manner which Bank of America believes to be equitable. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund. In addition, in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may take into account the sale of shares of a Fund by broker-dealers and other financial institutions (including affiliates of Bank of America and the Funds' distributor), provided Bank of America believes that the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS. The business of the Company is managed under the direction of its Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information.

INVESTMENT ADVISER. Bank of America National Trust and Savings Association ("Bank of America") serves as investment adviser to each Fund. Bank of America, which has principal offices located at 555 California Street, San Francisco, California 94104, is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries. Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations in 1984. Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company.

As investment adviser Bank of America manages the Funds' investments and is responsible for all purchases and sales of the Funds' portfolio securities. For its investment advisory services Bank of America is entitled to receive a fee accrued daily and payable monthly at the following annual rates: .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's average daily net assets, plus .08% of each Fund's net assets over $5 billion. For the fiscal year ended February 28, 1995, the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund paid Bank of America advisory fees at the effective annual rates of .10% of their respective average net assets.

In addition, Bank of America is also entitled to fees under the Company's Shareholder Services Plan described below and may receive fees charged directly to its customers' accounts in connection with investments in Fund shares.

ADMINISTRATOR. Concord Holding Corporation (the "Administrator" ) serves as the Company's administrator and assists generally in supervising the Funds' operations. The Administrator is a wholly-owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 West 55th Street, New York, New York 10019.

Under its basic administrative services agreement for the Funds, the Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services that are for the benefit of all series in the Funds, including coordination of reports to shareholders and the Securities and Exchange Commission; calculation of the net asset value of the Funds' shares and dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Funds' offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Funds' books and records; and the provision of various services for shareholders who have made a minimum investment of at least $500,000 including the provision of a facility to receive purchase and redemption orders for the accounts of such shareholders.

For its administrative services the Administrator is entitled to receive an administration fee computed daily and payable monthly at the following annual rates: .10% of the first $7 billion of each Fund's average daily net assets, plus .09% of the next $3 billion of each Fund's average daily net assets, plus
 .08% of each Fund's average daily net assets over $10 billion. For the fiscal year ended February 28, 1995, the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund paid the Administrator administration fees at the effective annual rates of .10% of their respective average daily net assets.

Pursuant to the authority granted in its agreement with the Company, the Administrator has entered into an agreement with The Bank of New York under which the bank performs certain of the services listed above--e.g. calculating the net asset value of Fund shares and dividends to shareholders and maintaining the Funds' books and records. The Funds bear all fees and expenses charged by The Bank of New York for these services.

DISTRIBUTOR. Concord Financial Group, Inc. (the "Distributor") is the principal underwriter and distributor of shares of the Funds. The Distributor is a wholly-owned subsidiary of the Administrator organized to distribute shares of mutual funds to institutional and retail investors. Its offices are located at 125 West 55th Street, New York, New York 10019.

The Distributor makes a continuous offering of the Funds' shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Funds (after such items have been prepared and set in type by the Funds) that are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the Funds' shares for sale to the public.

CUSTODIAN AND TRANSFER AGENT. The Bank of New York, located at 90 Washington Street, New York, New York 10286, serves as the Fund's custodian. Concord Financial Services, Inc., a wholly-owned subsidiary of the Administrator, located at First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, Pennsylvania 15222, serves as transfer agent and dividend disbursing agent for Horizon Shares of the Tax-Exempt Money Fund. DST Systems, Inc. ("DST"), 811 Main, Kansas City, Missouri 64105-2005 serves as the Funds' transfer agent and dividend disbursing agent for their Horizon Service Shares. Concord Financial Services, Inc., also provides sub-transfer agency services to certain Horizon Service Share accounts. DST Systems, Inc. and Concord Financial Services, Inc. are collectively referred to as the "Transfer Agents." The Company has also entered into a Cash Management and Related Services Agreement with The Bank of New York pursuant to which The Bank of New York receives and disburses funds in connection with the purchase and redemption of, and the payment of dividends and other distributions with respect to, the Funds.

FEE WAIVERS. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. From time to time during the course of the Funds' fiscal year, the Administrator and/or Bank of America may voluntarily not receive payment of fees and/or assume certain expenses of a Fund, while retaining the ability to be reimbursed by that Fund for such amounts prior to the end of the fiscal year and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursement at any time. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES. Fund shares are sold at the net asset value per share next determined after receipt of a purchase order by the Transfer Agents. Purchase orders placed directly with the Transfer Agents without the assistance of a broker-dealer or other person are without charge. Broker-dealers (other than the Fund's distributor) and others who process purchase orders on behalf of customers may charge a fee for their services.

Purchase orders for shares are accepted by the Funds only on a day on which both the Fund's custodian and the New York Stock Exchange (the "Exchange") are open for business (a "Business Day"), and must be transmitted to the Transfer Agents by telephone c/o the Distributor (800-426-3863) or terminal access. An investment in Horizon Shares and Horizon Service Shares of the Fund automatically entitles the investor to purchase Fund shares, subject to the minimum described below, without charge, by telephone unless they indicate in a written notice to the Transfer Agents that they do not wish to use this telephone privilege.

Purchase orders for the Funds that are received by the Transfer Agents before 10:30 a.m. Eastern time (with respect to the California Tax-Exempt Money Market
Fund), or 12:00 noon Eastern time (with respect to the Tax-Exempt Money Fund) on a Business Day will be executed at such time on that day if payment is received by 4:00 p.m. Eastern time on such Business Day. Orders received after 10:30 a.m. Eastern time (with respect to the California Tax-Exempt Money Market Fund), or 12:00 noon Eastern time (with respect to the Tax-Exempt Money Fund) on a Business Day, and orders for which payment has not been received by 4:00 p.m. Eastern time, will not be accepted. A Fund may in its discretion reject any order for shares. Payment for orders which are not received or paid for in a timely manner or are not accepted by a Fund will be returned after prompt notification to the sending institution.

Payment for shares may be made only in Federal funds or other funds immediately available to the Transfer Agents. The minimum initial investment for Horizon Shares and Horizon Service Shares in a Fund is $500,000 (although broker-dealers and other institutional investors may set a higher minimum for their customers) and there is no minimum subsequent investment. The Funds reserve the right to suspend the sale of shares to the public at any time, in response to conditions in the securities markets or otherwise.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account.

REDEMPTION PROCEDURES. Redemption orders for Horizon Shares and Horizon Service Shares must be transmitted to the Transfer Agents by telephone c/o the Distributor or terminal access in the manner described above under "Purchase Procedures." Shares for which certificates have been issued may not be redeemed unless the certificates have been submitted to the Transfer Agents and endorsed for transfer. While each Fund seeks to maintain its net asset value per share at $1.00 there can be no assurance that it will be able to do so, and the proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

Redemption orders submitted directly to the Transfer Agents without the assistance of a broker-dealer or other person, and orders submitted by the Distributor for its own brokerage customers, are processed without charge. Broker-dealers (other than the Distributor) and others who process redemption orders on behalf of their customers may charge a fee for their services.

Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agents. Payment for redeemed shares for which a redemption order is received by the Transfer Agents before Noon Eastern time on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the same Business Day. Payment for redeemed shares for which a redemption order is received after Noon Eastern time on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the next Business Day following redemption. In order to allow Bank of America to most effectively manage the Funds' portfolios, investors are urged to initiate redemptions of shares as early in the day as possible and to notify the Transfer Agents at least one day in advance of redemptions in excess of $5 million. Each Fund reserves the right to wire redemption proceeds up to seven days after receiving the redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Funds. In making redemption requests the names of the registered shareholders and their account numbers must be supplied. An investment in Horizon Shares and Horizon Service Shares of the Fund automatically entitles the investor to redeem shares, without charge, by telephone unless the investor indicates through a written notice to the Transfer Agents that they do not wish to use this telephone privilege. Neither the Fund, the Distributor nor the Transfer Agents will be responsible for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable.

A Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the Investment Company Act of 1940. Each Fund reserves the right to redeem shares in any account at their net asset value if the value of the account is less than $500,000 as a result of redemptions. The shareholder having the account will first be notified in writing that its account has a value of less than $500,000 and will be allowed 60 days to make additional investments to bring the value of its account to $500,000 before the redemption is processed by a Fund. In addition, a Fund may redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Purchase and Redemption of Shares."

NET ASSET VALUE. The net asset value per share of each Fund is determined on each Business Day as of Noon Eastern time. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Purchase and Redemption of Shares." The net asset value per share for each Fund for purposes of pricing purchase and redemption orders is determined independently.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The shareholders of a Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund involved. Generally, each Fund's net income is declared daily as a dividend. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year after reduction for any available capital loss carry forward.

Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the net asset value of such shares on the payment date, unless the shareholder elects to receive dividends in cash. Reinvestment dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof must be made in writing to Pacific Horizon Funds, Inc.--[specify the name of the Fund], First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, Pennsylvania 15222, and will become effective with respect to dividends paid after its receipt by the dividend disbursing agent.

TAXES. Management of the Company believes that each Fund qualified separately for its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and it is intended that each Fund will continue to qualify as a regulated investment company as long as such qualification is in the best interest of its shareholders. Such qualification generally relieves a Fund of liability for Federal income taxes, to the extent its earnings are distributed in accordance with the Code. The policy of each Fund is to pay to shareholders at least 90%, of its exempt-interest income net of certain deductions, for each taxable year. Dividends derived from interest on Municipal Securities (known as exempt-interest dividends) and paid to shareholders typically will not be subject to regular federal income tax.

With respect to the California Tax-Exempt Money Market Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of California Exempt Securities and if the Fund qualifies as a regulated investment company under the Code, then the Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Fund so qualifies, dividends derived from interest attributable to California Exempt Securities will be exempt from California state personal income tax. (Such treatment may not apply, however, to investors who are "substantial users" or "related persons" with respect to facilities financed by portfolio securities held by the California Tax-Exempt Money Market Fund.) Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.

Except as noted with respect to the California state personal income tax, distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. Moreover, to the extent, if any, that dividends paid to shareholders are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax and California state personal income tax, whether or not such dividends are reinvested.

The portion of dividends (if any) attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by shareholders as an item of tax preference for purposes of determining liability (if any) for the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the tax liability of such benefits.

Dividends declared in December of any year payable to shareholders of record on a specified date in December will be deemed for federal tax purposes to have been paid by a Fund and received by its shareholders on December 31, if such dividends are paid during January of the following year.

OTHER STATE AND LOCAL TAXES. Investors are advised to consult their tax advisers concerning the application of state and local taxes generally, which may have different consequences from those of the Federal income tax and, with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax described above. Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted with respect to California state personal income tax, dividends paid by the Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such taxes.

GENERAL. Shareholders will be advised at least annually as to the federal income tax and, with respect to the California Tax-Exempt Money Market Fund, the California state personal income tax consequences of dividends and distributions made each year. The foregoing is only a brief summary of some of the important tax considerations generally affecting the respective Funds and their shareholders. Additional tax information of relevance to particular investors, including investors who may be "substantial users" or "related persons" with respect to facilities financed by Municipal Securities, is contained in the Statement of Additional Information. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

DESCRIPTION OF SHARES

The Company was organized on October 27, 1982 as a Maryland corporation, and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Predecessor Tax-Exempt Fund originally commenced operations on July 10, 1987 as a separate portfolio of The Horizon Funds. On January 10, 1990, the Predecessor Tax-Exempt Fund was reorganized as the Tax-Exempt Money

Fund of the Company. The California Tax-Exempt Money Market Fund commenced operations on December 6, 1989 as a portfolio of the Company with a single series of shares, Pacific Horizon Shares. On March 1, 1993 the California Tax-Exempt Money Market Fund began offering Horizon Service Shares.

The Company's charter authorizes the Board of Directors to issue up to two hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series. Pursuant to such authority, the Board of Directors has authorized the issuance of three billion Horizon Shares, three billion Horizon Service Shares and one billion, 500 million Pacific Horizon Shares representing interests in the Tax-Exempt Money Fund and one billion Horizon Service Shares and one billion Pacific Horizon Shares representing interests in the California Tax-Exempt Money Market Fund. Pacific Horizon Shares of the Funds are described in a separate Prospectus available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes and series of shares representing interests in other investment portfolios of the Company, which are likewise described in separate Prospectuses available from the Distributor. This Prospectus relates primarily to the Horizon Shares and Horizon Service Shares of the Tax-Exempt Money Fund and the Horizon Service Shares of the California Tax-Exempt Money Market Fund and describes only the investment objectives and policies, operations, contracts and other matters relating to such shares.

Each Horizon Share, Horizon Service Share and Pacific Horizon Share in a Fund has a par value of $.001, and, except as noted below, is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to such Fund and in the net distributable assets of such Fund on liquidation. Holders of a Fund's Horizon Service Shares bear the fees described in the following section that are paid to Shareholder Organizations by the Fund under the Company's Shareholder Services Plan. Similarly, holders of a Fund's Pacific Horizon Shares bear the fees described in the Prospectus for such shares that are paid to Bank of America and the Administrator by the Fund under the Company's Special Management Services Agreement for Pacific Horizon Shares. The fees paid under the Special Management Services Agreement are for services related to investor programs and facilities that are offered in connection with Pacific Horizon Shares. Holders of Horizon Shares are not subject to fees such as those paid under the Shareholder Services Plan or the Special Management Services Agreement. As a result, at any given time, the net yield on a Fund's Horizon Service Shares is expected to be approximately .07% higher than the yield on the Fund's Pacific Horizon Shares and the net yield on the Tax-Exempt Money Fund's Horizon Shares is expected to be approximately .32% higher than the yield on its Pacific Horizon Shares. Standardized yield quotations will be computed separately for each series of shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by law or when class voting is permitted by the Board of Directors. It is contemplated that all shareholders of a Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and on any change in its fundamental investment limitations, and that only holders of Horizon Service Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Shareholder Organizations. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable. Certificates for shares will not be issued unless expressly requested in writing and will not be issued for fractional shares.

The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters. Shares have cumulative voting rights to the extent that may be required by applicable law.

SHAREHOLDER SERVICES PLAN. The Company has adopted the Plan pursuant to which Horizon Service Shares are sold to Shareholder Organizations that enter into Shareholder Service Agreements with the Company pursuant to the Plan. Such Shareholder Organizations may include Bank of America, the Administrator and their affiliates. The Shareholder Service Agreements require the Shareholder Organizations to provide support services to their customers ("Customers") who are beneficial owners of Horizon Service Shares in return for payment by the respective Fund of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares beneficially owned by Customers of the Shareholder Organizations. Holders of a Fund's Horizon Service Shares will bear all fees paid to Shareholder Organizations for their services with respect to such shares. Such fees are not paid to Shareholder Organizations with respect to a Fund's Horizon Shares or Pacific Horizon Shares. During the fiscal year ended February 28, 1995, the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund made payments under the Plan at the effective annual rates of .25% of each such Fund's average daily net asset value.

The services provided by Shareholder Organizations may include the following: aggregating and processing purchase and redemption requests from Customers for Horizon Service Shares and placing net purchase and redemption orders with the Distributor; providing Customers with a service that invests the assets of their accounts in Horizon Service Shares pursuant to specific or preauthorized instructions; processing dividend payments from a Fund on behalf of Customers; providing information periodically to Customers regarding their position in Horizon Service Shares; arranging for bank wires; responding to Customer inquiries regarding services performed by the Shareholder Organizations; providing sub-accounting with respect to Horizon Service Shares beneficially owned by Customers or the information necessary for sub-accounting; forwarding shareholder communications from a Fund to Customers; and other similar services if requested by a Fund.

Each Fund will accrue payments made pursuant to the Plan daily. The Funds will receive an undertaking from each Shareholder Organization waiving a portion of any payment such Organization is entitled to receive pursuant to the Plan to the extent necessary to assure that the payments made pursuant to the Plan which are required to be accrued to the respective Fund's Horizon Service Shares on any day do not exceed the income to be accrued to such shares on that day.

The Company understands that Shareholder Organizations may charge fees to their Customers who are the beneficial owners of Horizon Service Shares in connection with their Customer accounts. These fees would be in addition to any amounts which may be received by a Shareholder Organization under a Shareholder Service Agreement. Under the terms of the Shareholder Service Agreements, Shareholder Organizations are required to disclose the compensation payable to them by the Company and any other compensation payable by their Customers in connection with the investment of their assets in the Funds. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing their accounts with their Shareholder Organizations.

Conflict-of-interest restrictions may apply to an institution's receipt of compensation paid by a Fund in connection with the investment of fiduciary funds in Horizon Service Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Horizon Service Shares.

BANKS MAY ACT AS SHAREHOLDER ORGANIZATIONS. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Shareholder Organization, its shareholder clients would be permitted by the Company to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

The Company will obtain a representation from Shareholder Organizations (as well as from Bank of America and the Administrator) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

--------------------------------------------------------------------------------
                       PACIFIC   HORIZON   MUTUAL   FUNDS

    COPITXM95P

                                                       HORIZON SHARES
                                                            AND
                                                   HORIZON SERVICE SHARES
                                                           OF THE
                                                   TAX-EXEMPT MONEY FUND

                                                   HORIZON SERVICE SHARES
                                                           OF THE
                                                   CALIFORNIA TAX-EXEMPT
                                                     MONEY MARKET FUND

                                                         PROSPECTUS
                                                        July 1, 1995

                                                      NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                                (THE "COMPANY")
                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                             AGGRESSIVE GROWTH FUND
                        CALIFORNIA TAX-EXEMPT BOND FUND
                        U.S. GOVERNMENT SECURITIES FUND
                              CAPITAL INCOME FUND

                                  JULY 1, 1995
                         (AS REVISED DECEMBER 8, 1995)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
The Company...............................................................     2
Investment Objectives and Policies........................................     2
Additional Purchase and Redemption Information............................    51
Additional Information Concerning Taxes...................................    60
Management................................................................    66
General Information.......................................................    87
Appendix A................................................................   A-1
Appendix B................................................................   B-1

         This Statement of Additional Information applies to the Pacific Horizon Aggressive Growth Fund ("Aggressive Growth Fund"), Pacific Horizon California Tax-Exempt Bond Fund ("California Tax-Exempt Bond Fund"), Pacific Horizon U.S. Government Securities Fund ("U.S. Government Securities Fund") and Pacific Horizon Capital Income Fund ("Capital Income Fund"), of the Company. This Statement of Additional Information is meant to be read in conjunction with the Prospectuses dated July 1, 1995, as they may from time to time be revised (individually, a "Prospectus" and collectively, the "Prospectuses"), which describe the particular Fund of the Company in which the investor is interested. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses relating to the Company's Funds to which this Statement of Additional Information relates may be obtained by calling Concord Financial Group, Inc. at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

                                  THE COMPANY

         The Company was organized on October 27, 1982 as a Maryland corporation. The Aggressive Growth Fund commenced operations on March 30, 1984. The California Tax-Exempt Bond Fund originally commenced operations on March 30, 1984 as a separate portfolio of Pacific Horizon Tax-Exempt Funds, Inc., which subsequently changed its name to Pacific Horizon California Tax-Exempt Bond Portfolio, Inc. (the "Predecessor California Tax-Exempt Bond Fund"). The Capital Income Fund originally commenced operations on September 25, 1987 as The Total Return Fund (the "Predecessor Capital Income Fund"), a separate portfolio of a Massachusetts business trust named The Horizon Capital Funds. The U.S. Government Securities Fund commenced operations on January 7, 1988, also as a separate portfolio of The Horizon Capital Funds, under the name GNMA Extra Fund (the "Predecessor GNMA Fund" or the "Predecessor U.S. Government Securities Fund"). On January 1, 1989 the Predecessor Capital Income Fund and the Predecessor GNMA Fund changed their names to the Pacific Horizon Convertible Securities Fund and the Pacific Horizon GNMA Extra Fund. In January 1990 these three Predecessor Funds were reorganized as portfolios of the Company. On June 28, 1991, the GNMA Extra Fund changed its name to the U.S. Government Securities Fund and on September 16, 1991 the Convertible Securities Fund changed its name to the Capital Income Fund.

         The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Prospectus for each Fund describes the investment objective of the Fund to which it applies. The following information supplements and should be read in conjunction with the descriptions of the investment objective and policies in the Prospectus for each Fund.

PORTFOLIO TRANSACTIONS

         The portfolio turnover rate described in each Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. The portfolio turnover rate for the Aggressive Growth Fund, U.S. Government Securities Fund and Capital Income Fund may be particularly high. For the fiscal years ended February 28, 1995 and 1994, the portfolio turnover rates for the Aggressive Growth Fund were 92% and 43%, respectively; the portfolio turnover rates for the U.S. Government Securities Fund were 189% and 255%, respectively; the portfolio turnover rates for the California Tax-Exempt Bond Fund were 20% and 15%, respectively; and the portfolio turnover rates for the Capital Income Fund were 94% and 103%, respectively.

         Subject to the general control of the Company's Board of Directors, Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of portfolio securities for the U.S. Government Securities Fund and California Tax-Exempt Bond Fund are normally principal transactions without brokerage commissions. During the fiscal years ended February 28, 1995, 1994 and 1993, the Aggressive Growth Fund paid $631,202, $267,276 and $185,309, respectively, in brokerage commissions; and the Capital Income Fund paid $207,310, $110,588 and $15,477, respectively, in brokerage commissions. During these same three fiscal years, the California Tax-Exempt Bond Fund and the U.S. Government Securities Fund paid no brokerage commissions.

         In executing portfolio transactions and selecting brokers or dealers, it is the Company's policy to seek the best overall terms available. The Investment Advisory Agreements between the Company and Bank of America provide that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreements authorize Bank of America, subject to the approval of the Board of the Company, to cause the Company to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the particular Fund or Company. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or any given Fund may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

         Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving both the Company and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company. In connection with its investment management services with respect to the Funds, Bank of America will not acquire certificates of deposit or other securities issued by itself or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, Bank of America, the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

         A Fund may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice only when Bank of America, in its sole discretion subject to guidelines adopted by the Board of the Company, believes such practice to be in the interest of the Fund.

         To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

         The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940) or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1995: (a) the Treasury Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $95,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $95,000,000; (b) the Prime Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $100,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $120,000,000; Morgan Stanley Group, Inc., Daily Variable Rate Master Note in the principal amount of $120,000,000; Bear Stearns Co., Inc., Series B, Monthly Variable Rate Note in the principal amount of $100,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $120,000,000; (c) the Government Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $40,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $40,000,000; and (d) the Prime Value Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $7,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $7,000,000; Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $8,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $8,000,000.

         Merrill Lynch & Co., Inc., Goldman Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc. Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.

         It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 (the "1933 Act") could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT INFORMATION

         The following discussion supplements the description of such investments in the Prospectuses.

         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. Except for the U.S. Government Securities Fund, certificates of deposit, bankers' acceptances and time deposits are eligible investments for each of the Funds as described in the Funds' Prospectuses. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers acceptances will be dollar-denominated obligations of domestic or foreign banks or financial institutions with total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches).

         Instruments issued by foreign banks or financial institutions may be subject to investment risks that are different in some respects than the risks associated with instruments issued by those U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

         Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

         As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

         In addition to purchasing certificates of deposit and bankers acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, each Fund (except the U.S. Government Securities Fund) may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         Commercial Paper and Short-Term Notes. The investment policies of the Funds permit investment in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization ("NRSRO") in the case of purchases by the Aggressive Growth Fund and California Tax-Exempt Bond Fund, and A-1 or better by S&P, Prime-1 by Moody's or similarly rated by another NRSRO in the case of purchases by the Capital Income Fund; or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board of Directors. The U.S. Government Securities Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 by Moody's or similarly rated by another NRSRO. These rating symbols are described in Appendix A.

         Other Investment Companies. The U.S. Government Securities Fund may under certain circumstances invest a portion of its assets in certain money market funds. The Aggressive Growth Fund may acquire shares of closed-end investment companies, including companies that invest in foreign issuers, but only in furtherance of its investment objective. The 1940 Act prohibits each Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. In addition, no more than 10% of the outstanding voting stock of any one investment company may be owned in the aggregate by the Funds and any other investment company advised by the investment adviser. Investment in other investment companies will involve payment of the Fund's pro rata share of advisory and administration fees charged by such fund, in addition to those paid by the Fund.

         Repurchase Agreements. Each Fund is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Fund to resell such securities at a mutually agreed upon date and price. Although securities subject to a repurchase agreement may bear maturities exceeding ten years, the Funds intend to only enter into repurchase agreements having maturities not exceeding 60 days. The Funds are not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Company or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, a Fund would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         U.S. Government Obligations. Each Fund is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

         Variable and Floating Rate Instruments. As described in their Prospectuses, the Aggressive Growth Fund and the California Tax-Exempt Bond Fund may acquire variable and floating rate instruments. The U.S. Government Securities Fund may invest in variable rate GNMA certificates, which are backed by pools of variable rate mortgages and also in GNMA REMICs. The actual yield on these instruments varies not only as a result of variations in the lives of the underlying mortgages, but also as a result of changes in prevailing interest rates. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by a Fund, Bank of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to a Fund's fundamental 10% limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

         Zero Coupon Securities. The California Tax-Exempt Bond Fund may also invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity.

         The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interests rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit quality that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).

         Reverse Repurchase Agreements. As described in the Prospectuses, each Fund is permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and Bank of America will subsequently continuously monitor the account for maintenance of such equivalent value. The Funds intend to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         Options Trading. The Aggressive Growth Fund may under certain circumstances purchase put and call options. Such options may relate to particular securities or to various stock indices. In addition, the Aggressive Growth Fund may acquire options relating to foreign currencies in order to hedge against changes in exchange rates. The Capital Income Fund and U.S. Government Securities Fund may each invest up to 5% of its total assets in put options on portfolio securities, but will do so only to protect against a decline in the market value of the underlying security.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security, index or currency increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security or amount of currency gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation the underlying security or currency amount at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security or amount of currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. As stated in its Prospectus, the U.S. Government Securities Fund may also engage in unlisted, over-the-counter options. Unlisted options are not subject to the protection afforded purchasers of options listed by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. Furthermore, it is the position of the staff of the Securities and Exchange Commission that over-the-counter options are illiquid. To the extent that a Fund invests in options that are illiquid (including over-the-counter options), such investment will be subject to the Fund's fundamental limitations on illiquid securities.

         A Fund will continue to receive interest or dividend income on the securities underlying such puts until they are exercised by the Fund. Any losses realized by a Fund in connection with its purchase of put options will be limited to the premiums paid by the Fund for the options plus any transaction costs. A gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns.

         The Aggressive Growth, Capital Income, and U.S. Government Securities Funds are permitted to write call options if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

         The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

         If a Fund desires to sell a particular security from its portfolio on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to, or concurrently with, the sale of the security. In order to close out a covered call option position, a Fund will enter into a "closing purchase transaction" - the purchase of a call option on a security or stock index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index. Closing transactions in covered call options for the U.S. Government Securities Fund are usually effected directly with the same broker-dealer that effected the original option transaction.

         When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by it on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. Moreover, because increases in the market price of an option will generally reflect (although not necessarily in direct proportion) increases in the market price of the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security if such security is owned by the Fund. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         As noted previously, there are several risks associated with transactions in options on securities, currencies and indices. For example, there are significant differences between the securities, currencies and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         Foreign Investments. The Aggressive Growth Fund may invest up to 20% of its total assets, either directly, or indirectly through investments in American Depository Receipts ("ADRs") and closed-end investment companies, in securities issued by foreign companies wherever organized. The Capital Income Fund may invest up to 10% of its total assets in Eurodollar Convertible Securities that are convertible into or exchangeable for foreign equity securities represented by listed ADRs. Interest and dividends on such Eurodollar securities are payable in U.S. dollars outside of the United States.

         ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

         Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

         In considering whether to invest in the securities of a foreign company, Bank of America considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and ADRs will fluctuate from time to time within the percentage limits stated above depending on the investment adviser's assessment of prevailing market, economic and other conditions.

         When-Issued Securities, Forward Commitments and Delayed Settlements. When a Fund agrees to purchase securities on a "when-issued," forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of a Fund's assets.

         A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         Securities Lending. The Aggressive Growth, Capital Income and U.S. Government Securities Funds may lend securities as described in their Prospectuses. Such loans will be secured by cash or securities of the U.S. Government and its agencies and instrumentalities, and additionally in the case of the Aggressive Growth Fund by an irrevocable letter of credit issued by a U.S. commercial bank that is a member of the Federal Reserve System or the Federal Deposit Insurance Corporation and has total assets in the excess of $1.5 billion. The collateral must be at all times equal to at least the market value of the securities loaned. The Fund will continue to receive interest or dividends on the securities it loans, and will also earn interest on the investment of any cash collateral. In the case of the Capital Income and U.S. Government Securities Funds, cash collateral may be invested in short-term U.S. Government securities, and in the case of the Aggressive Growth Fund cash collateral may be invested in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. Although voting rights, or rights to consent, attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be noted by a fund if a material event affecting the investment is to occur.

ADDITIONAL INFORMATION - CAPITAL INCOME FUND

         As described in its Prospectus, the Capital Income Fund's investment objective is to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk. The Capital Income Fund seeks to achieve this objective by investing in a diversified portfolio consisting principally of convertible bonds and convertible preferred stocks. As described in its Prospectus, the Fund may invest in Eurodollar Convertible Securities, which are fixed income securities of a U.S. or foreign issuer issued in U.S. dollars outside the United States and carry certain conversion or exchange features. The interest and dividends on these Eurodollar Convertibles are payable in U.S. dollars outside the United States.

         The Fund has adopted a fundamental policy that under normal market conditions it will invest at least 65% of its total assets in Convertible Securities. The Fund may convert Convertible Securities during periods when market conditions are unfavorable for their disposition or as a result of developments such as the issuer's call or a decline in the market liquidity for such Convertible Securities. The securities obtained upon the conversion may be retained for temporary periods of not greater than two months after conversion, and during such periods such securities will be considered to be Convertible Securities for purposes of complying with this policy. Conversions may also occur when necessary to permit orderly disposition of the investment (for example, where a more substantial market exists for the underlying security than for a relatively thinly traded Convertible Security) or when a Convertible Security reaches maturity or has been called for redemption.

         Convertible Securities entitle the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the Convertible Securities mature or are redeemed, converted or exchanged. Prior to conversion, Convertible Securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible Securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the Convertible Security sells above its value as a fixed income security.

         In selecting Convertible Securities for the Fund, the investment adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by Moody's or Standard and Poor's and, if so, the ratings assigned.

         The value of Convertible Securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of Convertible Securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of Convertible Securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the Convertible Securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the Convertible Securities will be increasingly influenced by their conversion value. In addition, Convertible Securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

         Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

         In general, investments in high yielding fixed-income securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in high yielding fixed-income securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated fixed-income securities. Such high yielding securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. The Fund seeks to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower rated securities.

         In seeking to attain the investment objective of the Fund, the investment adviser may consider both the relative risks and potential returns of higher-rated and lower-rated securities. As a result, the Fund may hold higher-rated fixed-income securities when the differential in return between lower-rated and higher-rated securities narrows and the investment adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in potential capital appreciation and yield. The relative proportions of the types of securities in the Fund may vary from time to time according to the prevailing and projected market and economic conditions and other factors.

ADDITIONAL INFORMATION - AGGRESSIVE GROWTH FUND

         The selection of investments for the Aggressive Growth Fund is the result of a continuous study of trends in industries and companies, earning power, growth features and other investment criteria. Fund holdings will consist primarily of common stocks of companies that the investment adviser expects will experience above-average growth in earnings and price. Most of these companies will be smaller-capitalized organizations that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. The Aggressive Growth Fund's net asset value per share is subject to rapid substantial fluctuation because greater risk is assumed in order to seek maximum growth.

         Securities owned by the Aggressive Growth Fund may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Aggressive Growth Fund of portfolio securities, to meet redemptions or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

ADDITIONAL INFORMATION -- CALIFORNIA TAX-EXEMPT BOND FUND

         Municipal Securities. The California Tax-Exempt Bond Fund currently intends that 65% of its assets will be invested in municipal bonds under ordinary market conditions. This is not, however, a fundamental investment policy. As a matter of fundamental policy, under normal market conditions at least 80% of the Fund's assets will be invested in California Municipal Securities. The California Tax-Exempt Bond Fund's average weighted maturity will vary in response to variations in comparative yields of differing maturities of instruments, in accordance with the Fund's investment objective.

         The two principal classifications of Municipal Securities that may be held by the California Tax-Exempt Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

         Municipal Securities include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds (including industrial development bonds under prior law) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax.

         The Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Fund may also purchase tax-exempt commercial paper.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P, Fitch and D&P represent their opinions as to the credit quality of Municipal Securities.

It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. As stated in the Prospectus, the Fund is permitted to invest a portion of its assets in non-investment grade securities. For a discussion of the risks presented by investments in lower-rated fixed income securities, see "Investment Objectives and Policies - Additional Information - Capital Income Fund" above.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations a class of whose securities is registered under the Securities Exchange Act of 1934.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the Fund's Prospectus under "MANAGEMENT OF THE FUND -- Tax Information.") Moreover, with respect to Municipal Securities issued by the State of California, the Fund cannot predict what legislation, if any, may be proposed in the California

Legislature as regards the California State personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of California Municipal Securities, in particular, and Municipal Securities generally, for investment by the Fund and the liquidity and value of the Fund. In such an event, the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

         Stand-By Commitments. The California Tax-Exempt Bond Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a "stand-by commitment," a dealer agrees to purchase from the Fund, at the Fund's option, specified Municipal Securities at a specified price. "Stand-by commitments" acquired by the Fund may also be referred to in this Statement of Additional Information as "put" options.

         The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Fund only with the instrument involved.

         The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

         The Fund intends to enter into "stand-by commitments" only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

         The Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitments" which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

         Custodial Receipts and Participation Interest. Securities acquired by the Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts", "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero-Coupon Receipts." Participation interests that the Fund may acquire give the Fund an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less as determined in accordance with the regulations of the Securities and Exchange Commission (although the securities held by the issuer may have longer maturities). If a participation interest in unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Board of Directors. For certain participation interests, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

         Special Considerations Relating to California Municipal Securities.

         ECONOMIC FACTORS. The Governor's 1993-1994 Budget, introduced on January 8, 1993, proposed general fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased federal aid, and reductions in state spending.

         The Department of Finance of the State of California's May Revision of General Fund Revenues and Expenditures (the "May Revision"), released on May 20, 1993, projected the State would have an accumulated deficit of about $2.75 billion by June 30,

1993, essentially unchanged from the prior year. The Governor proposed to eliminate this deficit over an 18-month period. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

         The 1993-1994 budget act (the "1993-94 Budget Act") was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending.

         The 1993-94 Budget Act was predicated on general fund revenues and transfers estimated at $40.6 billion, $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenue were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991--a half cent temporary sales tax, a deferral of operating loss carryforwards, and repeal by initiative of a sales tax on candy and snack foods.

         The 1993-94 Budget Act also assumed special fund revenues of $11.9 billion, an increase of 2.9 percent over 1992-93.

         The 1993-94 Budget Act includes general fund expenditures of $38.5 billion (a 6.3 percent reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The 1993-94 Budget Act also included special fund expenditures of $12.1 billion, a
4.2 percent increase. The 1993-94 Budget Act reflected the following major adjustments:

         1. Changes in local government financing to shift about $2.6 billion in property taxes from cities, counties, special districts and redevelopment agencies to school and community college districts, thereby reducing general fund support by an equal amount. About $2.5 billion is permanent, reflecting termination of the State's "bailout" of local governments following the property tax cuts of Proposition 13 in 1978 (See "Constitutional, Legislative and Other Factors" below).

         The property tax revenue losses for cities and counties were offset in part by additional sales tax revenues and mandate relief.

         2. The 1993-94 Budget Act projected K-12 Proposition 98 funding on a cash basis at the same per-pupil level as 1992-93 by providing schools a $609 million loan payable from future years' Proposition 98 funds.

         3. The 1993-94 Budget Act assumed receipt of about $692 million of aid to the State from the federal government to offset health and welfare costs associated with foreign immigrants living in the State, which would reduce a like amount of General Fund expenditures. About $411 million of this amount was one-time funding. Congress ultimately appropriated only $450 million.

         4. Reductions of $600 million in health and welfare programs and $400 million in support for higher education (partly offset by fee increases at all three units of higher education) and various miscellaneous cuts (totalling approximately $150 million) in State government services in many agencies, up to 15 percent.

         5. A 2-year suspension of the renters' tax credit ($390 million expenditure reduction in 1993-94).

         6. Miscellaneous one-time items, including deferral of payment to the Public Employees Retirement Fund ($339 million) and a change in accounting for debt service from accrual to cash basis, saving $107 million.

         The 1993-94 Budget Act contained no general fund tax/revenue increases other than a two year suspension of the renters' tax credit. The 1993-1994 Budget Act suspended the 4 percent automatic budget reduction trigger, as was done in 1992-1993, so cuts could be focused.

         Administration reports during the course of the 1993-1994 Fiscal Year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-1994 Budget Act was adopted. Overall, revenues for the 1993-1994 Fiscal Year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which required greater State support for K-14 education to make up the shortfall, and lower than anticipated federal government payments for immigration-related costs. The reports in May and June, 1994, indicated that revenues in the second half of the 1993-1994 Fiscal Year have been very close to the projections made in the Governor's Budget of January 10, 1994, which is consistent with a slow turnaround in the economy.

         The Department of Finance's July 1994 Bulletin, including the final June receipts, reported that June revenues were $114 million (2.5 percent) above projection, with final end-of-year results at $377 million (about 1 percent) above the May Revision projections. Part of this result was due to end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections very well. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4 percent) above projection in June. While the higher June receipts are reflected in the actual 1993-94 Fiscal Year cash flow results, and help the starting cash balance for the 1994-95 Fiscal Year, the Department of Finance has not adjusted any of its revenue projections for the 1994-95 or 1995-96 Fiscal Years.

         During the 1993-94 Fiscal Year, the State implemented the deficit retirement plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 Fiscal Year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $2 billion.

         Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the deficit retirement plan, the State issued an additional $2.0 billion of revenue anticipation warrants, maturing July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 Fiscal Year.

         On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties, which were declared as State and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $20 billion, but these estimates are still subject to change.

         Despite such damage, on the whole, the vast majority of structures in the areas, including large manufacturing and commercial buildings and all modern high-rise offices, survived the earthquake with minimal or no damage, validating the cumulative effect of strict building codes and thorough preparation for such an emergency by the State and local agencies.

         Damage to state-owned facilities included transportation corridors and facilities such as Interstate Highways 5 and 10 and State Highways 14, 118 and
210. Major highways have now been reopened. The campus of California State University at Northridge (very near the epicenter) suffered an estimated $350 million damage, resulting in temporary closure of the campus. It has reopened using borrowed facilities elsewhere in the area and many temporary structures. There was also some damage to the University of California at Los Angeles and to an office building in Van Nuys (now open after a temporary closure). Overall, except for the temporary road and bridge closures, and CSU-Northridge, the earthquake did not and is not expected to significantly affect State government operations.

         The State in conjunction with the federal government is committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to provide for the repair and replacement of State-owned facilities. The federal government will provide substantial earthquake assistance.

         The President immediately allocated some available disaster funds, and Congress has approved additional funds for a total of at least $9.5 billion of federal funds for earthquake relief, including assistance to homeowners and small businesses, and costs for repair of damaged public facilities. The Governor originally proposed that the State will have to pay about $1.9 billion for earthquake relief costs, including a 10 percent match to some of the federal funds, and costs for some programs not covered by the federal aid. The Governor proposed to cover $1.05 billion of these costs from a general obligation bond issue which was on the June 1994 ballot, but it was not approved by the voters. The Governor subsequently announced that the State's share for transportation projects would come from existing Department of Transportation funds (thereby delaying other, non-earthquake related projects), that the State's share for certain other costs (including local school building repairs) would come from reallocating existing bond funds, and that a proposed program for homeowner and small business aid supplemental to federal aid would have to be abandoned. Some other costs will be borrowed from the federal government in a manner similar to that used by the State of Florida after Hurricane Andrew; pursuant to Senate Bill 2383, repayment will have to be addressed in 1995-96 or beyond. The 1995-96 Governor's Budget includes $60 million as the first repayment of an estimated $121.4 million in loans prior to June 30, 1995.

         The 1994-95 Fiscal Year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's Budget proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

         The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. Also included in this figure is a projected receipt of about $360 million from the Federal Government to reimburse the State's cost of incarcerating undocumented immigrants. The State will not know how much the Federal Government will actually provide until the Federal FY 1995 Budget is completed. Completion of the Federal Budget is expected by October 1994. The Legislature took no action on a proposal in the January 1994-95 Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax.

         The 1994-95 Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

         The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The 1994-95 Budget Act also projects Special Fund expenditures of $12.3 billion, a 4.7% decrease from 1993-94 estimated expenditures. The principal features of the 1994-95 Budget Act were the following:

         1. Receipt of additional federal aid in 1994-95 of about $400 million for costs of refugee assistance and medical care for undocumented immigrants, thereby offsetting a similar General Fund cost. The State will not know how much of these funds it will receive until the Federal FY 1995 Budget is passed.

         2. Reductions of approximately $1.1 billion in health and welfare costs. A 2.3% reduction in Aid to Family with Dependent Children payments (equal to about $56 million for the entire fiscal year) has been suspended by court order.

         3. A General Fund increase of approximately $38 million in support for the University of California and $65 million for California State University. It is anticipated that student fees for both the University of California and the California State University will increase up to 10%.

         4. Proposition 98 funding for K-14 schools is increased by $526 million from 1993-94 levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provides approximately $4,217 per student for K-12 schools, equal to the level in the past three years.

         5. Legislation enacted with the Budget clarifies laws passed in 1992 and 1993 which require counties and other local agencies to transfer funds to local school districts, thereby reducing State aid. Some counties had implemented a method of making such transfers which provided less money for schools if there were redevelopment agency projects. The new legislation bans this method of transfer. If all counties had implemented this method, General Fund aid to K-12 schools would have been $300 million higher in each of the 1994-95 and 1995-96 Fiscal Years.

         6. The 1994-95 Budget Act provides funding for anticipated growth in the State's prison inmate population, including provisions for implementing recent legislation (the so-called "Three Strikes" law) which requires mandatory life prison terms for certain third-time felony offenders.

         7. Additional miscellaneous cuts ($500 million) and fund transfers ($255 million) totalling in the aggregate approximately $755 million.

         The 1994-95 Budget Act contains no tax increases. Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year.

         The 1994-95 Budget assumed that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which have now been issued. Issuance of warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year.

         The State's cash flow management plan for the 1994-95 fiscal year included the issuance of $4.0 billion of revenue anticipation warrants on July 26, 1994, to mature on April 25, 1996, as part of a two-year plan to retire the accumulated State budget deficit.

         Because preparation of cash flow estimates for the 1995-96 Fiscal Year necessarily entails greater risks of variance from assumptions, and because the Governor's two-year budget plan assumes receipt of a large amount of federal aid in the 1995-96 Fiscal Year for immigration-related costs which is uncertain, the Legislature enacted a backup budget adjustment mechanism to mitigate possible deviations from projected revenues, expenditures or internal borrowable resources which might reduce available cash resources during the two-year plan, so as to assure repayment of the warrants.

         Pursuant to Section 12467 of the California Government Code, enacted by Chapter 135, Statutes of 1994 (the "Budget Adjustment Law"), the State Controller was required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 will decrease more than $430 million from the amount projected by the State in its official statement in July, 1994 for the sale of $4,000,000,000 of Revenue Anticipation Warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Budget Adjustment Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July, 1994 cash flow projections and therefore, no budget adjustment procedures will be invoked for the 1994-95 Fiscal Year. As explained earlier, the Law would only be implemented if the State Controller estimated that borrowable resources on June 30, 1995 would be at least $430 million lower than projected.

         The State Controller's report identified a number of factors which have led to the improved cash position of the State. Estimated revenues and transfers for the 1994-95 Fiscal Year other than federal reimbursement for immigration costs were up about $650 million. The largest portion of this was in higher bank and corporation tax receipts, but all major tax sources were above original projections. However, most of the federal immigration aid revenues projected in connection with the 1994-95 Budget Act and in the July, 1994 cash flows will not be received, as indicated above, leaving a net increase in revenues of $322 million.

         On the expenditure side, the State Controller reported that estimated reduced caseload growth in health and welfare programs, reduced school enrollment growth, and an accounting adjustment reducing a transfer from the General Fund to the Special Fund for Economic Uncertainties resulted in overall General Fund expenditure reductions (again before adjusting for federal aid) of $672 million. However, the July, 1994 cash flows projected that General Fund health and welfare and education expenditures would be offset by the anticipated receipt of $407 million in federal aid for illegal immigrant costs. The State Controller now estimates that none of these funds will be received, so the net reduction in General Fund expenditures is $265 million.

         Finally, the State Controller indicated that a review of balances in special funds available for internal borrowing resulted in an estimated reduction of such borrowable resources of $6 million. The combination of these factors results in the estimated improvement of the General Fund's cash position of $581 million. The State Controller's revised cash flow projections for 1994-95 have allocated this improvement to two line items: an increase from $0 to $427 million in the estimated ending cash balance of the General Fund on June 30, 1995, and an increase in unused borrowable resources of $154 million.

         The State Controller's report indicated that there was no anticipated cash impact in the 1994-95 Fiscal Year for recent initiatives on "three strikes" criminal penalties and illegal immigration which were approved by voters on November 8, 1994. At a hearing before a committee of the Legislature on November 15, 1994, both the Legislative Analyst and the Department of Finance concurred in the reasonableness of the State Controller's report. (The Legislative Analyst had issued a preliminary analysis on November 1, 1994 which reached a conclusion very close to that of the State Controller.) The State Controller's report makes no projections about whether the Law may have to be implemented in 1995-96. However, both the State Controller and the Legislative Analyst in the November 15 hearing noted that the July, 1994 cash flows for the 1995-96 Fiscal Year place continued reliance on large amounts of federal assistance for immigration costs, which did not materialize this year, indicating significant budget pressures for next year. The Department of Finance indicated that the budgetary issues identified in the hearing would be addressed in the Governor's Budget proposal for the 1995-96 Fiscal Year, which will be released in early January, 1995.

         The 1995-96 Governor's Budget, discussed below, contains a reforecast of revenues and expenditures for the 1994-95 Fiscal Year. The Department of Finance Bulletins for February and March 1995 report that combined General Fund revenues for February, 1995 were about $356 million below forecast, but combined revenues for January and February were only about $82 million (or 0.3 percent) below the 1995-96 Governor's Budget forecast. The largest component of the decrease is attributable to personal income tax receipts, which were about $131 million (or 1.1 percent) below the two months' forecast. This decrease in personal income tax receipts appears to be largely attributable to fourth quarter 1994 activity, probably in the anticipation of tax reform, with some taxpayers shifting income into 1995 to the extent possible. The withholding component comprised $77 million of this shortfall, but the Department of Finance does not yet view this as significant. Additionally, sales and use tax receipts were very close to forecast for the two-month period, while bank and corporation tax receipts were about $42 million (or 1.5 percent) below the two months' forecast. Miscellaneous revenues were about $117 million (or 6.2 percent) above forecast for the two months, but the Department of Finance is not yet able to determine whether this gain is real, or is instead attributable to cash flow factors.

         Initial analysis of the federal Fiscal Year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act. Because of timing considerations in applying for these federal funds, the Department estimates that about $33 million of these funds will be received during the State's 1994-95 Fiscal Year, with the balance received in the following fiscal year. It does not appear that the federal budget contains any of the additional $400 million in funding for refugee assistance and health costs which were also assumed in the 1994-95 Budget Act, but the Department expects the State to continue its efforts to obtain some or all of these federal funds.

         On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimates General Fund revenues and transfers of $42.5 billion (an increase of 0.2 percent over 1994-95). This nominal increase from the 1994-95 Fiscal Year reflects the Governor's realignment proposal and the first year of his tax cut proposal (see principal features of the Proposed Budget below for further discussions). Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3 percent over 1994-95. Expenditures are estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7 percent higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2 percent higher than 1994-95). The Proposed Budget projects that the General Fund will end the fiscal year at June 30, 1996 with a budget surplus in the Special Fund for Economic Uncertainties of about $92 million, or less than 1 percent of General Fund expenditures, and will have repaid all of the accumulated budget deficits.

         The following are the principal features of the Proposed Budget:

         1. The principal feature of the Proposed Budget is a proposed 15 percent cut in personal income and corporate tax rates, which would be phased in at 5 percent per year starting in 1996. Existing personal income tax rates, which are scheduled to drop from 11 percent top rate to 9.3 percent in 1996, would be continued during the time the overall tax cut takes effect. This proposal would reduce General Fund revenues by $225 million in 1995-96, but the revenue reduction would reach $3.6 billion by 1998-99.

         2. The Governor has proposed an expansion of the realignment program between the State and counties, so that counties will take on greater responsibility for welfare and social services, while the State will take on increased funding of trial court costs. The proposal includes transfer of about $1 billion of State revenues, from sales taxes and trial court funding moneys, to counties. The net effect of the shifts, however, is estimated to save the General Fund about $240 million.

         3. The Governor proposes further cuts in health and welfare costs totaling about $1.4 billion. Some of these cuts would require federal legislative approval.

         4. Proposition 98 funding for schools and community colleges will increase by about $1.2 billion, reflecting strong General Fund revenue growth. Per-pupil expenditures are projected to increase by $61 to $4,292. For the first time in several years, a cost-of-living increase (2.2 percent) is added to the enrollment growth factor. The Governor proposes to set aside about $514 million of the Proposition 98 funding increase to repay prior years' loans from the General Fund to schools. As the legality of these loans is currently being challenged in a lawsuit, the Governor proposes to set the amount aside in escrow until the litigation is resolved.

         5. The Proposed Budget includes increases in funding for the University of California ($63 million General Fund) and the California State University system ($3 million General Fund). The Governor has proposed a four-year funding "company" for the higher education units which includes both annual increases in State funding and increases in student fees.

         6. The Proposed Budget assumes receipt of $830 million in new federal aid for costs of undocumented and refugee immigrants, above commitments already made by the federal government. This amount is much less than an estimated $2.8 billion which had been included in the Governor's pro-forma two-year plan from last summer.

         The Proposed Budget contains a cash flow projection (based on all the assumptions described above) which shows about $1 billion of unused borrowable resources at June 30, 1996, providing this amount of "cushion" before the budget "trigger" would have to be invoked.

         However, a report issued by the Legislative Analyst in February, 1995 notes that the Proposed Budget is subject to a number of major risks, including receipt of the expected federal immigration aid and other federal actions to allow health and welfare costs, and the outcome of several lawsuits concerning previous budget actions which the State has lost at the trial court level, and which are under appeal. This Analyst's Report also estimates that, despite more favorable revenues, the two-year budget estimates made in July, 1994 are about $2 billion out of balance, principally because federal immigration aid appears likely to be much lower than previously estimated. This shortfall is much smaller than the State has faced in recent years, and has been addressed in the Governor's Budget.

         The Director of Finance is required to include updated cash-flow statements for the 1994-95 and 1995-96 Fiscal Years in the May revision to the 1995-96 Fiscal Year budget proposal. By June 1, 1995, the State Controller must concur with these updated statements or provide a revised estimate of the cash condition of the General Fund for the 1994-95 and the 1995-96 Fiscal Years. For the 1995-96 Fiscal Year, Chapter 135 prohibits any external borrowing as of June 30, 1996, thereby requiring the State to rely solely on internal borrowable resources, expenditure reductions or revenue increases to eliminate any projected cash flow shortfall.

         Commencing on October 15, 1995, the State Controller will, in conjunction with the Legislative Analyst's Office, review the estimated cash condition of the General Fund for the 1995-96 Fiscal Year. The "1996 cash shortfall" shall be the amount necessary to bring the balance of unused borrowable resources on June 30, 1996 to zero. On or before December 1, 1995, legislation must be enacted providing for sufficient General Fund expenditure reductions, revenue increases, or both, to offset any such 1996 cash shortfall identified by the State Controller. If such legislation is not enacted, within five days thereafter the Director of Finance must reduce all General Fund appropriations for the 1995-96 Fiscal Year, except the Required Appropriations, by the percentage equal to the ratio of said 1996 cash shortfall to total remaining General Fund appropriations for the 1995-96 Fiscal Year, excluding the Required Appropriations.

         On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. Approximately 187 California public entities, substantially all of which are public agencies within the County, invested funds in the Pool. Many of the agencies have various bonds, notes or other forms of indebtedness outstanding, in some instances the proceeds of which were invested in the Pool. Various investment advisors were employed by the County to restructure the Pool. Such restructuring led to the sale of substantially all of the Pool's portfolio, resulting in losses estimated to be approximately $1.7 billion or approximately 22% of amounts deposited by the Pool investors, including the County. It is anticipated that such losses may result in delays or failures of the County as well as investors in the Pool to make scheduled debt service payments. Further, the County expects substantial budget deficits to occur in Fiscal Year 1995 with possibly similar effects upon operations of investors in the Pool.

         Investor access to monies in the Pool subsequent to the filing was pursuant to Court order only and severely limited. On

May 2, 1995, the Bankruptcy Court approved a comprehensive settlement agreement (the "CSA") between the County and Pool investors which, among other things, (i) established a formula for distribution of all available cash and securities from the Pool to the Pool investors, including the County, (ii) established formulas for distribution among certain settling Pool investors of several tranches of new County obligations to be payable from, and in some instances secured by, certain designated sources of potential recoveries on Pool related claims, and
(iii) designated certain outstanding short term note obligations of the County to be senior to or on a parity with certain of the new County obligations. By order dated May 22, 1995, following distribution of all available cash and securities from the Pool to the Pool investors, including the County, the Bankruptcy Court dismissed the bankruptcy filing of the Pool based upon the Court's finding that the Pool was not eligible for relief under Chapter 9 of the Bankruptcy Code because it is not a municipality and it has not been specifically authorized to file under Chapter 9 as required by the Bankruptcy Code.

         Following its bankruptcy filing, the County has, with Bankruptcy Court approval, made payments of scheduled principal and interest on its outstanding obligations where no alternative source of payment (such as reserve funds on deposit with indenture trustees, letters of credit, municipal bond insurance policies or other alternative payment sources) were available. The County has not replenished such reserve funds or reimbursed the issuers of such letters of credit or municipal bond insurance policies. In addition, the County ceased making set aside deposits for repayment of certain of its short term indebtedness. The Bankruptcy Court subsequently ruled that the rights of the holders of such short term indebtedness to require the set aside deposits from County revenues received following the filing were cut off by operation of the Bankruptcy Code. In addition, the County has failed to satisfy its obligation to accept tenders of its $110,200,000 aggregate principal amount of Taxable Pension Obligation Bonds, Series B used to finance County pension obligations. Interest at a rate set pursuant to the bond documents has been timely paid on such Pension Bonds. The failure to satisfy the contractual obligations discussed above may constitute defaults under the documents governing such securities.

         To June 30, 1995 there has been no default in payment of scheduled interest and principal (excluding the tender payment described above) to holders of County securities, although certain note issues are scheduled to mature at various times thereafter and the Fund is unable to predict whether or to what extent such notes will be timely paid by the County. On June 27, 1995, the Bankruptcy Court approved a Stipulation and an Extension Agreement that, if they both become effective, would offer to holders of certain short term note obligations of the

County ("Note Debt") who elect to be treated thereunder: (i) extension of maturity dates to June 30, 1996; (ii) payment of monthly interest at a rate below existing contract rates; (iii) accrual of monthly interest equal to the difference between the amount paid and the contract rate, plus a settlement adjustment of 0.95%; (iv) waiver of post-bankruptcy interest recapture or disallowance; (v) waiver of defenses to repayment of the Note Debt claims based on California limitations on municipal indebtedness; and (vi) allowance of the Note Debt claims, subject to certain reserved rights. The treatment described in the preceding sentence will be available to electing holders of Note Debt provided that holders of at least 50% of the then issued and outstanding aggregate principal amount of all Note Debt obligations elect such treatment. If holders of at least 90% of the outstanding aggregate principal amount of all Note Debt obligations elect such treatment, all of the Note Debt obligations will be so treated. The Fund is unable to predict whether and to what extent holders of Note Debt will elect to be treated under the Extension Agreement.

         On June 27, 1995, the voters of Orange County rejected, by a substantial majority of those voting, an increase of 0.50% in the sales tax imposed throughout the County. Prior to the election, spokespersons for the County had indicated that passage of the sales tax increase was an important factor in the County's ability to restructure its finances in a manner that would permit eventual payment in full of all County securities. The Fund is unable to predict the effect of the defeat of the sales tax increase on the ability of the County to restructure its obligations and otherwise manage its affairs.

         Both Standard & Poor's and Moody's Investors Service have suspended or downgraded ratings on various debt securities of the County and certain of the investors in the Pool and, following the defeat of the proposition submitted to the voters on June 27, announced their intention to downgrade the County's debt to default status, regardless of whether the Stipulation and Extension Agreement receives approval by holders of the Note Debt. Such suspensions or downgradings could affect both price and liquidity of such securities. The Fund is unable to predict (i) the occurrence of covenant and/or payment defaults with respect to obligations of the County and/or investors in the Pool or (ii) the financial impact of any such defaults or credit rating suspensions or downgradings upon the value of such securities.

         As of the date of this Statement of Additional Information, the California Tax-Exempt Bond Fund had investments issued by Orange County, California totalling approximately 3% of its total assets as of this date. None of these investments had failed to meet a scheduled interest payment and none of these investments were obligations payable from the Pool.

         Constitutional, Legislative and Other Factors. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in the adverse effects described below. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California, available as of the date of the Prospectus and this Statement of Additional Information. While the Company has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

         Certain California Municipal Securities in the Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities, is unclear.

         In 1988, California enacted legislation providing for a water's-edge combined reporting method if an election fee was paid and other conditions met. On October 6, 1993, California Governor Pete Wilson signed Senate Bill 671 (Alquist) which modifies the unitary tax law by deleting the requirements that a taxpayer electing to determine its income on a water's-edge basis pay a fee and file a domestic disclosure spreadsheet and instead requiring an annual information return. Significantly, the Franchise Tax Board can no longer disregard a taxpayer's election. The Franchise Tax Board is reported to have estimated state revenue losses from the Legislation as growing from $27 million in 1993-94 to $616 million in 1999-2000, but others, including Assembly Speaker Willie Brown, disagree with that estimate and assert that more revenue will be generated for California, rather than less, because of an anticipated increase in economic activity and additional revenue generated by the incentives in the Legislation.

         Certain California Municipal Securities in the Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, California voters approved

Proposition 8, and on June 3, 1986, California voters approved Proposition 46, both of which amended Article XIIIA.

         Section 1 of Article XIIIA limits the maximum ad valorem tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the counties and apportioned according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on (i) any indebtedness approved by the voters prior to July 1, 1978, or (ii) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978, by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors. The California State Board of Equalization has adopted regulations, binding on county assessors, interpreting the meaning of "change in ownership" and "new construction" for purposes of determining full cash value of property under Article XIIIA.

         Legislation enacted by the California Legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposes). The legislation further provided that, for the 1978/79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain previous years. The apportionment of property taxes for fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282 which provides relief funds from State moneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief. Chapter 282 does not affect the derivation of the base levy ($4.00 per $100 assessed valuation) and the bonded debt tax rate.

         On November 6, 1979, an initiative known as "Proposition 4" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

         At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount as it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 4%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article XIIIB to be annually increased for any such allocation made in the prior year.

         Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988- 89 fiscal year, state monies to support school districts and community college districts shall equal or exceed the lesser of (i) an amount equalling the percentage of state general revenue bonds for school and community college districts in fiscal year 1986-87, or (ii) an amount equal to the prior year's state general fund proceeds of taxes appropriated under Article XIIIB plus allocated proceeds of local taxes, after adjustment under Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

         On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1, on the June 5, 1990 ballot as Proposition 111, was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculates spending limits for the State and for local governments, allows greater annual increases in the limits, allows the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduces the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removes the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limits the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempts increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempts from the State appropriations limit funding for capital outlays.

         Article XIIIB, like Article XIIIA, may require further interpretation by both the Legislature and the courts to determine its applicability to specific situations involving the State and local taxing authorities. Depending upon the interpretation, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

         On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

         In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is not possible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62.

         On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989. It is not possible to predict whether the California Legislature will enact such a prohibition nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

         Certain California Municipal Securities in the Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Municipal Securities.

         The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

         Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

         California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

         These California Municipal Securities may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured California Municipal Securities, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method.

In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

         Certain California Municipal Securities in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgement may be ordered against the debtor.

         Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

         In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

         Certain California Municipal Securities in the Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

         Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

         Other Investment Information. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of the California Tax-Exempt Bond Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 20% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

         If the Company's Board of Directors, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the Fund's total assets in California Municipal Securities at the close of each quarter of the Fund's taxable year, the Board would re-evaluate the Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

OTHER INVESTMENT LIMITATIONS

         The Fund's investment objectives are fundamental; the prospectus for each Fund summarizes certain other fundamental policies that may not be changed with respect to such Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares (as defined below under "Additional Information - Miscellaneous"). Similarly, the following enumerated additional fundamental policies, as well as the Fund's investment objectives, may not be changed with respect to each Fund without such a vote of shareholders.

         THE AGGRESSIVE GROWTH FUND MAY NOT:

         1. Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies investing in real estate or interests therein).

         2. Underwrite the securities of other issuers.


         3. Purchase securities of companies for the purpose of exercising control.

         4. Purchase securities on margin, make short sales of securities or maintain a short position, except that this limitation shall not apply to transactions in futures contracts and related options.

         5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or as may otherwise be permitted by the Investment Company Act of 1940.

         6. Purchase securities of any one issuer (other than obligations issued or guaranteed by U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

         In accordance with current regulations of the Securities and Exchange Commission, the Aggressive Growth Fund presently intends to limit its investments in the securities of any single issuer to not more than 5% of its total assets (measured at the time of purchase), except that up to 25% of the Fund's total assets may be invested without regard to this limitation. This intention is not, however, a fundamental policy of the Fund.

         7. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will be considered a separate industry.

         8. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing; or purchase securities at any time after such borrowings (including reverse repurchase agreements) have been entered into and before they are repaid. The Fund's transactions in futures and related options (including the margin posted by the Fund in connection with such transactions) are not subject to this investment limitation.

         9. Make loans except that the fund may purchase or hold debt instruments or enter into repurchase agreements pursuant to its investment objective and policies and my lend portfolio securities in an amount not exceeding 30% of its total assets.

         10. Purchase securities without available market quotations which cannot be sold without registration or the filing of a notification under Federal or state securities laws, enter into repurchase agreements providing for settlement more than seven days after notice, or purchase any other securities deemed illiquid by the Directors if, as a result, such securities and repurchase agreements would exceed 10% of the Funds total value.

         The Fund intends that variable amount master demand notes with maturities of nine months or less, as well as any investments in securities that are not registered under the 1933 Act but that may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board), will not be subject to this 10% limitation or illiquid securities.

         11. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contract and related options.

         THE U.S. GOVERNMENT SECURITIES FUND AND CAPITAL INCOME FUND MAY NOT:

         1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. Securities issued or guaranteed by the United States Government or its agencies or instrumentalities are not subject to this investment limitation.

         2. Underwrite any issue of securities, except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         3. Purchase or sell real estate, except that a Fund may, to the extent appropriate to its investment objective, invest in GNMA Certificates and securities issued by companies which invest in real estate or interests therein.

         4. Purchase securities on margin (except for such short-term credits as may be necessary for the clearance of transactions), make short sales of securities or maintain a short position.

         5. Write or sell puts, calls, straddles, spreads or combinations thereof, except that the Funds may write covered call options.

         6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that: (a) a Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) a Fund may purchase and sell futures contracts and options on futures contracts.

         7. Purchase securities of other investment companies, except (a) securities of money-market funds, to the extent permitted by the Investment Company Act of 1940, or (b) in connection with a merger, consolidation, acquisition or reorganization.

         8. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies and instrumentalities; (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         9. Purchase securities of any issuer if as a result the Fund will own more than 10% of the voting securities of such issuer.

         10. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies and instrumentalities (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         11. Borrow money except from banks for temporary purposes and in an amount not exceeding 10% of the value of the Fund's total assets, issue senior securities (as defined in the Investment Company Act of 1940) or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Borrowing may take the form of sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient. The Fund will not purchase any securities while borrowing are outstanding. Interest paid on borrowed funds will reduce the net investment income of the Fund.) For the purpose of this restriction, collateral or escrow arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets, and neither such arrangements nor the purchase of futures contracts are deemed to be the issuance of a senior security.

         12. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations; may enter into repurchase agreements with respect to securities; and may lend portfolio securities against collateral consisting of cash or securities of the U.S. Government and its agencies and its agencies and instrumentalities which are consistent with its permitted investments.

         13. Invest more than 10% of the value of its total assets in securities with legal or contractual restrictions on resale (including repurchase agreements with terms greater than seven days over the counter options and the securities covering such options.)

         The Fund intends that investments in securities that are not registered under the 1933 Act but may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board), will not be subject to this 10% limitation on illiquid securities.

         14. Purchase securities of any issuer which has been in continuous operation for less than three years (including operations of its predecessors), except obligations issued or guaranteed by the U.S. government or its agencies.

IN ADDITION:

         1. Under normal market conditions the U.S. Government Securities Fund may not invest less than 65% of its total assets in GNMA Certificates.

         2. Under normal market conditions the Capital Income Fund may not invest less than 65% of its total assets in Convertible Securities. For purposes of this limitation, securities acquired upon the conversion of Convertible Securities are deemed to be Convertible Securities for a period of two months after the effective date of their conversion.

         THE CALIFORNIA TAX-EXEMPT BOND FUND MAY NOT:

         1. Make loans except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

         2. Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

         3. Purchase securities on margin, make short sales of securities or maintain a short position.

         4. Underwrite the securities of other issuers.

         5. Purchase securities of companies for the purpose of exercising control.

         6. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities).

         8. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets.

         9. Purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

         10. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

         11. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are backed only by the assets and revenues of a nongovernmental user shall not be deemed to be Municipal Securities.

         12. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing.

         13. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Fund may acquire stand-by commitments with respect to its Municipal Securities.

         14. Invest more than 10% of its total assets in securities with legal or contractual restrictions on resale or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

         In accordance with current regulations of the Securities and Exchange Commission, the California Tax-Exempt Bond Fund presently intends to limit its investments in the securities of any single issuer to not more than 5% of its total assets (measured at the time of purchase), except that up to 25% of the Fund's total assets may be invested without regard to this limitation. This intention is not, however, a fundamental policy of the Fund.

                       *               *               *

         If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

         For the purposes of Investment Limitation Paragraph 1 in the Aggressive Growth and California Tax-Exempt Bond Funds' Prospectuses, Investment Limitation Paragraph 2 in the Capital Income Fund's Prospectus, and Investment Limitation Paragraph 8 in this Statement of Additional Information with respect to the U.S. Government Securities Fund, the Funds treat, in accordance with the current views of the staff of the Securities and Exchange Commission and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

         In order to permit the sale of a Fund's shares in certain states, the Company may make commitments more restrictive than the investment policies and limitations described above. To permit the sale of the shares of the Capital Income Fund and Aggressive Growth Fund in Texas, the Company has agreed to the following additional restrictions with respect to such Funds:

         1. The Funds will not invest more than 5% of their net assets in warrants, of which not more than 2% may be warrants which are not listed on the New York or American Stock Exchange.

         2. The Funds will not invest in oil, gas or mineral leases.

         3. The Funds will not invest more than 10% of their respective total assets in illiquid securities including securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange.

         Should the Company determine that the above commitments or any other commitment made to permit the sale of a Fund's shares in any state are no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of the Fund's shares in the state involved.

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectuses. Additional information is contained below.

VALUATION OF AGGRESSIVE GROWTH FUND

         Portfolio securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price obtained from the NASDAQ. Securities not listed on an exchange or NASDAQ, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value, using methods determined under the supervision of the Board of the Company. Valuation of options is described above under "Investment Objectives and Policies--Options Trading." Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF CALIFORNIA TAX-EXEMPT BOND FUND

         The Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by the Company's Board of Directors. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the Fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF CAPITAL INCOME FUND AND U.S. GOVERNMENT SECURITIES FUND

         Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price or (if none is available) the mean between the current quoted bid and asked prices provided by investment dealers.

Other securities and assets for which market quotations are not readily available are valued at their fair value using methods determined under the supervision of the Board of the Company. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such basis does not represent fair value at the time. Under this method such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, are valued at their market or fair value each day until the 61st day prior to maturity. Thereafter, absent unusual circumstances, a constant proportionate amortization of any discount or premium is assumed until maturity of the security.

         A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely solely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Board. Valuation of options is described above under "Investment Objectives and Policies - Options Trading".

SUPPLEMENTARY PURCHASE INFORMATION

         For the purpose of applying the Right of Accumulation or Letter of Intent privileges described in the Prospectuses, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for a Fund's Exchange Privilege.

         The computation of the hypothetical offering price per share for each Fund based on the value of each Fund's net assets on February 28, 1995 and each Fund's outstanding securities on such dates is as follows:

                                                                 U.S.
                           California        Aggressive          Government             Capital
                           Tax-Exempt        Growth              Securities             Income
                           Bond Fund         Fund                Fund                   Fund
                           ----------        ----------          ----------             -------
Net Assets...........      $194,600,802      $131,878,800        $87,354,230            $198,250,954

Outstanding
 Securities..........        27,334,647         6,398,371          9,382,386              14,529,185

Net Asset Value
 Per Share...........          $7.12             $20.61              $9.31                  $13.65

Sales Charge,
 4.50 percent
 of offering
 price (4.71
 percent of net
 asset value
 per share)..........          $0.34             $ 0.97              $0.44                  $ 0.64

Offering
 to Public...........          $7.46             $21.58              $9.75                  $14.29


SUPPLEMENTARY REDEMPTION INFORMATION: CAPITAL INCOME FUND, U.S. GOVERNMENT SECURITIES FUND AND CALIFORNIA TAX-EXEMPT BOND FUND

         Shares in the Capital Income Fund, U.S. Government Securities Fund and California Tax-Exempt Bond Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. (Eastern Time)) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent).
To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds will normally be wired in federal funds on the next business day thereafter. Redemption proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors in the U.S. Government Securities Fund and California Tax-Exempt Bond Fund redeeming by Check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver Checks directly to the Transfer Agent, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. The Check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Funds' Prospectuses.

         Because dividends on the U.S. Government Securities Fund and California Tax-Exempt Bond Fund accrue daily, Checks should not be used to close an account as a small balance is likely to result.

         Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

SUPPLEMENTARY PURCHASE AND REDEMPTION INFORMATION:  ALL FUNDS

         In General. As described in the Prospectuses, Fund shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the respective Prospectuses. Purchase orders will be effected only on business days.

         Shares in each Fund are sold with a sales load. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

         Persons wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

         Initial purchases of shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

         The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

         For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

         Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds. Shareholders may also exchange all or a part of their Pacific Horizon Shares for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B, C and D below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

    A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds or the Time Horizon Funds.

    B. Shares of any investment portfolio in the Pacific Horizon Family of Funds or the Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

    C. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

    D. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund.

         Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific Horizon Family or the Time Horizon Funds which are sold with a sales load.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

         Miscellaneous.  Certificates for shares will not be issued.

         Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

         A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which the New York Stock Exchange is open for trading. In 1996, the scheduled holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

         If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.

                    ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL - ALL FUNDS

         Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund of the Company does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities in the case of the California Tax-Exempt Bond Fund) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any) net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund of the Company intends to distribute virtually all of its investment company taxable income (if any) for each taxable year. To the extent such income is distributed by a Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

         A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "short-short test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. See Appendix B -- "Accounting and Tax Treatment" -- for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the short- short test.

         Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (or at a maximum effective marginal rate of 39% in the case of corporations having taxable income between $100,000 and $335,000).

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds upon sale paid to shareholders who (i) have failed to provide either a correct tax identification number in the manner provided, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company that they are subject to backup withholding when required to do so or that they are "exempt recipients."

FEDERAL - CALIFORNIA TAX-EXEMPT BOND FUND

         The Fund's policy is to pay each year as exempt- interest dividends substantially all the Fund's Municipal Securities interest income net of certain deductions. An exempt- interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year. In order for the California Tax-Exempt Bond Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations.

         Exempt-interest dividends may be treated by shareholders of the California Tax-Exempt Bond Fund as items of interest excludable from their gross income under Section 103(a) of the Code. However, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Fund. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares generally is not deductible for federal income tax purposes. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

         As discussed in the Prospectus for the California Tax- Exempt Bond Fund, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by shareholders as an item of tax preference for purposes of determining possible liability for the Federal alternative minimum tax and the environmental tax applicable to corporations. The alternative minimum tax rate for individuals is 26-28% and for corporations is 20%. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified alternative minimum taxable income over $2,000,000.

         Income itself exempt from federal income taxation may be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

STATE - CALIFORNIA TAX-EXEMPT BOND FUND

         As a regulated investment company, the California Tax- Exempt Bond Fund (the "Fund") will be relieved of liability for

California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of the Fund's taxable income (including interest income on California Municipal Securities for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations. "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends to shareholders will be exempt from the California state personal income tax. The Fund may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

         Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes - Federal - California Tax-Exempt Bond Fund" above.

         To the extent, if any, dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gains dividends for federal income tax purposes. See "Additional Information Concerning Taxes - Federal- All Funds" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

OTHER INFORMATION

         Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

         Except as noted above with respect to California state personal income taxation of dividends paid by the California Tax-

Exempt Bond Fund, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.

                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY

         The directors and officers of the Company, their addresses, ages and principal occupations during the past five years are:

                                                       Position with
Name and Address                     Age               Company             Principal Occupations
----------------                     ---               -------------       ---------------------
Thomas M. Collins                    61                Director            Of counsel, law firm of
McDermott & Trayner                                                        McDermott & Trayner;
225 S. Lake Avenue                                                         Partner of the law firm
Suite 410                                                                  of Musick, Peeler &
Pasadena, CA 91101-3005                                                    Garrett (until April,
                                                                           1993); Trustee, Master
                                                                           Investment Trust Series
                                                                           I and Master Investment
                                                                           Trust, Series II (registered
                                                                           investment companies) (since
                                                                           1993); former Director,
                                                                           Bunker Hill Income
                                                                           Securities, Inc. (registered
                                                                           investment company) through
                                                                           1991.

                                                      Position with
Name and Address                    Age               Company                           Principal Occupations
----------------                    ---               -------------                     ---------------------
Douglas B. Fletcher                  70               Vice Chairman                     Chairman of the Board
Fletcher Capital                                      of the Board                      and Chief Executive
Advisors Incorporated                                                                   Officer, Fletcher
4 Upper Newport Plaza                                                                   Capital Advisors,
Suite 100                                                                               Incorporated, (registered
Newport Beach, CA 92660-2629                                                            investment adviser)
                                                                                        1991 to date;
                                                                                        Partner, 1991
                                                                                        Newport Partners
                                                                                        (private venture
                                                                                        capital firm), 1981
                                                                                        to date; Chairman of
                                                                                        the Board and Chief
                                                                                        Executive Officer,
                                                                                        First Pacific
                                                                                        Advisors, Inc.
                                                                                        (registered
                                                                                        investment adviser)
                                                                                        and seven investment
                                                                                        companies under its
                                                                                        management, prior to
                                                                                        1983; former Allied
                                                                                        Member, New York
                                                                                        Stock Exchange;
                                                                                        Chairman of the
                                                                                        Board of FPA
                                                                                        Paramount Fund, Inc.
                                                                                        through 1984;
                                                                                        Director, TIS
                                                                                        Mortgage Investment
                                                                                        Company (real estate
                                                                                        investment trust);
                                                                                        Trustee and former
                                                                                        Vice Chairman of the
                                                                                        Board, Claremont
                                                                                        McKenna College;
                                                                                        Chartered Financial
                                                                                        Analyst.




Robert E. Greeley                    62                Director                         Chairman, Page Mill
Page Mill Asset                                                                         Asset Management (a
  Management                                                                            private investment
433 California Street                                                                   company) since 1991;
Suite 900                                                                               Manager, Corporate
San Francisco, CA 94104                                                                 Investments, Hewlett
                                                                                        Packard Company from
                                                                                        1979 to 1991;
                                                                                        Trustee, Master
                                                                                        Investment Trust,
                                                                                        Series I and Master
                                                                                        Investment Trust,
                                                                                        Series II (since
                                                                                        1993); Director,
                                                                                        Morgan Grenfell
                                                                                        Small Cap Fund
                                                                                        (since 1986); former
                                                                                        Director, Bunker
                                                                                        Hill Income
                                                                                        Securities, Inc.
                                                                                        (since 1989)
                                                                                        (registered
                                                                                        investment
                                                                                        companies); former
                                                                                        Trustee, SunAmerica
                                                                                        Fund Group
                                                                                        (previously Equitec

                                                      Position with
Name and Address                    Age               Company                           Principal Occupations
----------------                    ---               -------------                     ---------------------
                                                                                        Siebel Fund Group)
                                                                                        from 1984 to 1992.

Kermit O. Hanson                    79                Director                          Vice Chairman of the
17760 14th Ave., N.W.                                                                   Advisory Board, 1988 to
Seattle, WA 98177                                                                       date, Executive
                                                                                        Director, 1977 to
                                                                                        1988, Pacific Rim
                                                                                        Bankers Program (a
                                                                                        non-profit
                                                                                        educational
                                                                                        institution); Dean
                                                                                        Emeritus, 1981 to
                                                                                        date, Dean, 1964-81,
                                                                                        Graduate School of
                                                                                        Business
                                                                                        Administration,
                                                                                        University of
                                                                                        Washington;
                                                                                        Director, Washington
                                                                                        Federal Savings &
                                                                                        Loan Association;
                                                                                        Trustee, Seafirst
                                                                                        Retirement Funds
                                                                                        (since 1993)
                                                                                        (registered
                                                                                        investment company).


Cornelius J. Pings*                  66                Chairman of                      President, Association
Association of American                                the Board and                    of American
    Universities                                       President                        Universities, February
One DuPont Circle                                                                       1993 to date; Provost,
Suite 730                                                                               1982 to January
Washington, DC 20036                                                                    1993, Senior Vice
                                                                                        President for
                                                                                        Academic Affairs,
                                                                                        1981 to January
                                                                                        1993, University of
                                                                                        Southern California;
                                                                                        Trustee, Master
                                                                                        Investment Trust,
                                                                                        Series I and Master
                                                                                        Investment Trust,
                                                                                        Series II (since
                                                                                        1995).


Kenneth L. Trefftzs                  83                Director                         Private Investor;
11131 Briarcliff Drive                                                                  formerly Distinguished
San Diego, CA 92131-1329                                                                Emeritus Professor
                                                                                        of Finance and
                                                                                        Chairman of the
                                                                                        Department of
                                                                                        Finance and Business
                                                                                        Economics of the
                                                                                        Graduate School of
                                                                                        Business of the
                                                                                        University of
                                                                                        Southern California;
                                                                                        former Director,
                                                                                        Metro Goldwyn Mayer,
                                                                                        Inc.; Director,
                                                                                        Fremont General
                                                                                        Corporation
                                                                                        (insurance and
                                                                                        financial services

                                                      Position with
Name and Address                    Age               Company                           Principal Occupations
----------------                    ---               -------------                     ---------------------
                                                                                        holding company);
                                                                                        Director, Source
                                                                                        Capital, Inc.
                                                                                        (closed-end
                                                                                        investment company);
                                                                                        Director of three
                                                                                        open-end investment
                                                                                        companies managed by
                                                                                        First Pacific
                                                                                        Advisors, Inc.;
                                                                                        formerly Chairman of
                                                                                        the Board of
                                                                                        Directors (or
                                                                                        Trustees) of
                                                                                        nineteen investment
                                                                                        companies managed by
                                                                                        American Capital
                                                                                        Asset Management,
                                                                                        Inc.

Richard E. Stierwalt                                   Executive                        Chairman of the Board
125 W. 55th Street                   40                Vice President                   and Chief Executive
New York, NY 10019                                                                      Officer, July 1993 to
                                                                                        date, prior thereto
                                                                                        Senior Director,
                                                                                        Managing Director
                                                                                        and Chief Executive
                                                                                        Officer of the
                                                                                        Administrator and
                                                                                        Distributor,
                                                                                        February 1987 to
                                                                                        July 1993;
                                                                                        President, Master
                                                                                        Investment Trust,
                                                                                        Series I, Master
                                                                                        Investment Trust,
                                                                                        Series II and
                                                                                        Seafirst Retirement
                                                                                        Funds (since 1993);
                                                                                        First Vice
                                                                                        President, Trust
                                                                                        Operation
                                                                                        Administration,
                                                                                        Security Pacific
                                                                                        National Bank,
                                                                                        1983-1987.


William B. Blundin                   57                Executive Vice                   Vice Chairman, July 1993
125 W. 55th Street                                     President                        to date, prior thereto
New York, NY  10019                                                                     Director and President
                                                                                        of the Administrator and
                                                                                        Distributor, February
                                                                                        1987 to July 1993;
                                                                                        Executive Vice
                                                                                        President, Master
                                                                                        Investment Trust, Series
                                                                                        II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1993); Senior Vice
                                                                                        President, Shearson
                                                                                        Lehman Brothers, 1978-
                                                                                        1987.

Irimga McKay                         35                Vice                             Senior Vice President,
7863 Girard Avenue                                     President                        July 1993 to date, prior
Suite 306                                                                               thereto First Vice
La Jolla, CA 92037                                                                      President of the

                                                      Position with
Name and Address                    Age               Company                           Principal Occupations
----------------                    ---               -------------                     ---------------------
                                                                                        Administrator and
                                                                                        Distributor, November
                                                                                        1988 to July 1993; Vice
                                                                                        President, Master
                                                                                        Investment Trust, Series
                                                                                        II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1993); Regional Vice
                                                                                        President, Continental
                                                                                        Equities, June 1987 to
                                                                                        November 1988; Assistant
                                                                                        Wholesaler, VMS Realty
                                                                                        Partners (a real estate
                                                                                        limited partnership), May
                                                                                        1986 to June 1987.

W. Eugene Spurbeck                   39                Assistant Vice                   Manager of Client
BISYS Fund Services                                    President                        Services of the
515 Figueroa Street                                                                     Administrator (1993 to
Suite 335                                                                               date); Assistant Vice
Los Angeles, CA 92307                                                                   President, Master
                                                                                        Investment Trust, Series
                                                                                        II; Vice President,
                                                                                        Seafirst Retirement Funds
                                                                                        (since 1995); Vice
                                                                                        President of Retail
                                                                                        Lending Operations Banc
                                                                                        One (1989 to 1993).


Martin R. Dean                       31                Treasurer                        Manager of Fund
3435 Stelzer Road                                                                       Accounting of BISYS
Columbus, OH  43219                                                                     Fund Services, May 1994
                                                                                        to Present; Treasurer,
                                                                                        Master Investment Trust,
                                                                                        Series II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1995); Senior Manager at
                                                                                        KPMG Peat Marwick
                                                                                        previously 1990-1994.


W. Bruce McConnel, III               52                Secretary                        Partner of the law firm
1345 Chestnut Street                                                                    of Drinker Biddle &
Philadelphia National Bank                                                              Reath.  Secretary,
Building, Suite 1100                                                                    Master Investment Trust,
Philadelphia, PA 19107                                                                  Series I, Master
                                                                                        Investment Trust, Series
                                                                                        II and Seafirst
                                                                                        Retirement Funds

                                                      Position with
Name and Address                    Age               Company                           Principal Occupations
----------------                    ---               -------------                     ---------------------
George O. Martinez                   35                Assistant                        Senior Vice President
3435 Stelzer Road                                      Secretary                        and Director of Legal
Columbus, OH 43219                                                                      and Compliance Services,
                                                                                        of the Administrator.
                                                                                        since April 1995;
                                                                                        Assistant Secretary,
                                                                                        Master Investment Trust,
                                                                                        Series II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1995); prior thereto,
                                                                                        Vice President and
                                                                                        Associate General
                                                                                        Counsel, Alliance Capital
                                                                                        Management, L.P.

--------------
*    Mr. Pings is an "interested director" of the Company as defined in the 1940
     Act.

         The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Trefftzs. The Board does not have an Executive Committee.

         Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in consideration of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in severance until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Funds, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

         For the fiscal year ended February 28, 1995, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $334,168. Of that amount, $22,531, $23,089, $22,341 and $22,020 of directors' compensation were allocated to the Aggressive Growth, California Tax-Exempt Bond, U.S. Government Securities and Capital Income Funds, respectively. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the

Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

         Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, effective March 1, 1995, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of:
(i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director provided as Chairman of the Board.

         Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

         In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

         In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

         The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

         The following chart provides certain information about the director fees from the Company as of February 28, 1995:

==============================================================================================================================
                                                                                                                     TOTAL
                                                                                                                  COMPENSATION
                                                                 PENSION OR                                           FROM
                                                                 RETIREMENT               ESTIMATED                REGISTRANT
                                         AGGREGATE                BENEFITS                  ANNUAL                  AND FUND
                                       COMPENSATION              ACCRUED AS                BENEFITS                 COMPLEX(*)
        NAME OF PERSON/                  FROM THE               PART OF FUND                 UPON                   PAID TO
            POSITION                      COMPANY                 EXPENSES                RETIREMENT               DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Thomas M. Collins                        $100,000                    $0                       $0                    $110,000
President and
Chairman of the
Board(+)
----------------------------------------------------------------------------------------------------------------------------
Douglas B. Fletcher                       $57,500                    $0                       $0                     $57,500
Vice Chairman of
the Board
----------------------------------------------------------------------------------------------------------------------------
Robert E. Greeley(**)                     $57,500                    $0                       $0                     $65,781
Director
----------------------------------------------------------------------------------------------------------------------------
Kermit O. Hanson                          $57,500                    $0                       $0                     $63,500
Director
----------------------------------------------------------------------------------------------------------------------------
Cornelius J. Pings                        $57,500                    $0                       $0                     $57,500
Director
----------------------------------------------------------------------------------------------------------------------------
Kenneth L. Trefftzs                       $57,500                    $0                       $0                     $57,500
Director
============================================================================================================================

--------------
* The "Fund Complex" consists of the Company, Seafirst Retirement Funds, the Master Investment Trust, Series I and Master Investment Trust, Series II.
**   Mr. Greeley became a director of the Company on April 25, 1994.
+ Mr. Collins was President and Chairman of the Board of the Company until August 31, 1995.

INVESTMENT ADVISER

         Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since the commencement of its operations. In the investment advisory agreements, Bank of America has agreed to provide investment advisory services as described in each Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation. In addition, the Investment Advisory Agreement with respect to the Capital Income Fund provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation; provided such employees are under the management of Bank of America.

         For the services provided and expenses assumed pursuant to the investment advisory agreement, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rates of .45% of the net assets of the Capital Income Fund; .60% of the net assets of the Aggressive Growth Fund; .35% of the net assets of the U.S. Government Securities Fund; and
 .40% of the net assets of the California Tax-Exempt Bond Fund. The fees payable to Bank of America are not subject to reduction as the value of each Fund's net assets increases. From time to time, Bank of America may waive fees or reimburse the Company for expenses voluntarily or as required by certain state securities laws.

         For the fiscal years ended February 28, 1995, 1994 and 1993, advisory fees (net of waivers) paid or payable to Bank of America were as follows:
Aggressive Growth Fund - $816,300, $1,016,640, and $903,058, respectively; California Tax-Exempt Bond Fund - $606,131, $721,895 and $157,000, respectively; Capital Income Fund - $572,638, $39,298 and $0, respectively; and U.S. Government Securities Fund - $397,905, $507,308 and $45,386, respectively. For the three fiscal years indicated, Bank of America did not waive any fees with resect to the Aggressive Growth Fund; waived fees with respect to the California Tax- Exempt Bond Fund in the amounts of $242,173, $190,993 and $500,267, respectively; waived fees with respect to the Capital Income Fund in the amounts of $359,205, $387,148 and $41,517 respectively; and waived fees with respect to the U.S. Government Securities Fund in the amounts of $0, $20,985 and $347,564, respectively. Additionally, for the fiscal years ended February 28, 1995, 1994 and 1993, Bank of America assumed certain operating expenses (excluding certain shareholder servicing and distribution expenses described below) of the Capital Income Fund in the amount of $0, $0 and $191,339, respectively.

         See "Management - Administrator" for instances where the Funds' investment adviser is required to make expense reimbursements to the Company.

         The investment advisory agreements for the Funds provide that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

         The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

         Bank of America believes that if the question was properly presented, a court should hold that Bank of America may perform the services for the Company contemplated by the investment advisory agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Company or from continuing to purchase Fund shares for the accounts of its customers. (For a discussion of the Glass Steagall Act in connection with the Company's Shareholder Service Plan, see "Plan Payments" in the Funds' Prospectuses.)

         On the other hand, as described herein, the Funds are currently distributed by Concord Financial Group, Inc., and Concord Holding Corporation, its parent, provides the Funds with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Company expects that Bank of America would consider the possibility of offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Company expects that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors.

ADMINISTRATOR

         Concord Holding Corporation (the "Administrator"), with offices at 125
W. 55th Street, 11th Floor, New York, New York 10019 and 3435 Stelzer Road, Columbus, Ohio 43219, is a wholly-owned subsidiary of The BISYS Group, Inc. The Administrator also serves as administrator to several other investment companies.

         The Administrator provides administrative services to the Company as described in the Funds' Prospectuses. Each administration agreement will continue in effect until October 31, 1996 and thereafter will be extended with respect to each Fund for successive periods of one year, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. The agreement is terminable at any time without penalty by the Company's Board of Directors or by a vote of a majority of a Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

         The Company has agreed to pay the Administrator a fee for its services as Administrator, accrued daily and payable monthly, at the annual rates of .20% percent of the average daily net assets of the U.S. Government Securities and Capital Income Funds and .30% of the average daily net assets of the Aggressive Growth and California Tax-Exempt Bond Funds. The fees payable to the Administrator are not subject to reduction as the value of each Fund's net assets increases. From time to time, the Administrator may waive fees or reimburse the Company for expenses, either voluntarily or as required by certain state securities laws.

         For the fiscal years ended February 28, 1995, 1994 and 1993, administration fees paid or payable to the Administrator (net of waivers) were as follows: Aggressive Growth Fund - $408,150, $508,320 and $451,529, respectively; California Tax- Exempt Bond Fund - $454,249, $541,341 and $130,555, respectively; Capital Income Fund - $414,134, $17,466 and $0, respectively; and U.S. Government Securities Fund - $227,374, $301,881 and $116,483, respectively. For the fiscal years indicated, the Administrator did not waive any administration fees with respect to the Aggressive Growth Fund; waived $181,979, $143,325 and $362,395, respectively, in administration fees with respect to the California Tax-Exempt Bond Fund; waived $0, $172,065 and $18,452, respectively, in administration fees with respect to the Capital Income Fund; and waived $0, $0 and $108,060, respectively, in administration fees with respect to the U.S. Government Securities Fund. In addition, the Administrator reimbursed operating expenses of the Capital Income Fund in the amount of $0 and $33,887, respectively for the years ended February 28, 1995 and 1994.

         If total expenses borne by any Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company may deduct from the payments to be made with respect to such Fund to Bank of America and the Administrator, respectively, or Bank of America and the Administrator each will bear, the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company limits aggregate annual expenses with respect to a Fund, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million, and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Administrator and Bank of America may assume certain expenses and/or not receive payment of fees of one or more of the Company's Funds, while retaining the ability to be reimbursed by such Funds for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

         The Administrator will bear all expenses in connection with the performance of its services under the administration agreement with the exception of the fees charged by The Bank of New York for certain fund accounting services which are borne by the Funds. See "General Information--Custodian and Transfer Agent" below. Expenses borne by the Funds include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, Securities and Exchange Commission fees and state securities qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes, cost of shareholders' reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing and/or distribution fees in connection with the Company's shares are also paid by the Company. See "Distributor and Plan Payments."

         The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Portfolios in connection with the performance of the administration agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

DISTRIBUTOR AND PLAN PAYMENTS

         Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of the Administrator, acts as distributor of the shares of the Company. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Company's shares although it is not obliged to sell any particular amount of shares. The distribution agreement shall continue in effect with respect to each Fund until October 31, 1996. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of such Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment".

         For the fiscal year ended February 28, 1995, the Distributor received sales loads in connection with share purchases as follows: Aggressive Growth Fund -- $340,853; California Tax-Exempt Bond Fund -- $322,982; U.S. Government Securities Fund -- $181,635; and Capital Income Fund -- $2,449,559. Of these amounts, the Distributor and various affiliates of Bank of America retained $60,878 and $257,259, respectively, with respect to the Aggressive Growth Fund; $37,001 and $268,563, respectively, with respect to the California Tax- Exempt Bond Fund; $21,022 and $90,642, respectively, with respect to the U.S. Government Securities Fund; and $201,638 and $388,254, respectively, with respect to the Capital Income Fund. The balance was paid to selling dealers. The following table shows all sales loads, commissions and other compensation received by the Distributor directly or indirectly from each of these Funds during the fiscal year stated above:

                                                                                Brokerage
                                                                                Commis-
                                      Net Under-                                sions in
                                      writing Dis-       Compensation           connection         Other
                                      counts and         on Redemption          with Fund          Compen-
                                      Commissions        and Repurchase         Transactions       sation(1)
                                      -----------        --------------         ------------       ---------
Concord Financial
  Group, Inc.

  Aggressive                            $60,878                 $0                   $0            $615,902
  Growth Fund

  California                            $37,001                 $0                   $0            $652,834
  Tax-Exempt Bond Fund

  U.S. Government                       $21,022                 $0                   $0            $234,560
  Securities Fund

  Capital Income                        $201,638                $0                   $0            $456,942
  Fund

--------------

(1) Represents the total of (i) amounts paid to the Administrator for administrative services provided to the Fund (see "Management of the Company-Administrator" above) and (ii) payments made under the Shareholder Service Plan (see discussion in next section).

         In addition to the sales loads described above, the Distributor is entitled to payment by the Company for certain shareholder servicing expenses under the Shareholder Service Plan (the "Plan") adopted by the Company. The Funds have in the past had a Distribution Plan pursuant to which payments were made for distribution and related expenses; however, effective July 1, 1993 the Board of Directors eliminated the Distribution Plan.

         Under the Shareholder Service Plan, the Company pays the Distributor, with respect to the Funds for (a) nondistribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Funds, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services for shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

         Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Funds on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Funds necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

         The Shareholder Service Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets during such month of the Aggressive Growth, California Tax-Exempt Bond, U.S. Government Securities and Capital Income Funds for shareholder servicing expenses. The calculation of a Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of a particular Fund must be in payment for expenses incurred on behalf of the Fund.

         If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under the Plans may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         For the fiscal year ended February 28, 1995, pursuant to the Shareholder Service Plan, the Aggressive Growth Fund was charged $340,125, of which amount $207,152, $0 and $61,145 was paid to the Distributor, Bank of America and affiliates of Bank of America, respectively; the Capital Income Fund was charged $517,667, of which amount $42,508, $0 and $333,632 was paid to the Distributor, Bank of America and affiliates of Bank of America, respectively; the U.S. Government Securities Fund was charged $284,218, of which amount $7,186, $0 and $194,847 was paid to the Distributor, Bank of America and affiliates of Bank of America, respectively; and the California Tax-Exempt Bond Fund was charged $530,190 of which amount $198,585, $0 and $253,362 was paid to the Distributor, Bank of America and affiliates of Bank of America, respectively.

         The Company's Board of Directors has concluded that the Plan will benefit the Funds and their shareholders. The Shareholder Service Plan is subject to annual reapproval by a majority of the Non-Interested Plan Directors and is terminable at any time with respect to any Fund by a vote of a majority of such Directors or by vote of the holders of a majority of the shares of the Fund involved. Any agreement entered into pursuant to the Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the shares of such Fund, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

         The Company understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of Fund shares. These fees would be in addition to any amounts which might be received under the Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

YIELD AND TOTAL RETURN

         From time to time, the yields and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling (800) 346-2087.

         Yield Calculations. The yield of a Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                        a-b
                           Yield = 2 ((----- + 1)(6) - 1)
                                        cd

         Where:  a = dividends and interest earned during the period.

                 b = expenses accrued for the period (net of reimbursements).

                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                 d = maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund or Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund -- currently 4.50% of the per share offering price.

         Based on the foregoing calculations, the yields of the U.S. Government Securities Fund and the Capital Income Fund (after fee waivers and expense reimbursements by Bank of America and the Administrator) for the 30 day period ended February 28, 1995 were 6.40% and 4.83%, respectively. Based on the foregoing calculations the California Tax-Exempt Bond Fund's yield (after fee waivers) for the 30 day period ended February 28, 1995 was 5.06% and its "tax-equivalent" yield was 7.75%. The Fund's "tax- equivalent" yield is computed by: (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from both federal and California state income taxes by one minus a stated combined federal and California state income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The combined federal and California income tax rate used in calculating the Fund's "tax-equivalent" yield for the 30 day period ended February 28, 1995 was 34.70%.

         Total Return Calculations. The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    ERV  (1/n)
                              T = [(-----)     - 1]
                                      P

                Where: T = average annual total return.

                     ERV = ending redeemable value at the end of the period
                           covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                       P = hypothetical initial payment of $1,000.

                       n = period covered by the computation, expressed in terms
                           of years.

         The Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                          ERV
              aggregate total return = [(----- - 1)]
                                           P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return quotations reflect the deduction of the maximum sales load charged in connection with the purchase of Fund shares.

         Based on the foregoing calculations, the average annual total returns for the Aggressive Growth Fund for the one-year, five-year and ten year periods ended February 28, 1995 were (7.93)%, 12.41% and 14.01%, respectively. The aggregate total returns for the Aggressive Growth Fund for the same three periods were (7.93)%, 79.52% and 271.40%, respectively.

         Based on the foregoing calculations, the average annual total returns (after fee waivers and expense reimbursements) for the Capital Income Fund for the one-year period ended February 28, 1995, for the five-year period ended February 28, 1995 and for the period September 25, 1987 (commencement of operations) to

February 28, 1995 were (9.86)%, 12.99% and 12.22%, respectively. The aggregate total returns for the Capital Income Fund for the same three periods were (9.86)%, 84.21% and 136%, respectively.

         Based on the foregoing calculations, the average annual total returns (after fee waivers and expense reimbursements) for the U.S. Government Securities Fund for the one-year period ended February 28, 1995, for the five-year period ended February 28, 1995 and for the period January 7, 1988 (commencement of operations) to February 28, 1995 were (4.21)%, 6.85% and 7.68%, respectively. The aggregate total returns for the U.S. Government Securities Fund for the same three periods were (4.21)%, 39.27% and 69.65%, respectively.

         Based on the foregoing calculations, the average annual total returns (after fee waivers) for the California Tax-Exempt Bond Fund for the one year, five year and ten year periods ended February 28, 1995, were (4.16)%, 6.39%, and 8.04%, respectively. The aggregate total returns for the California Tax-Exempt Bond Fund for the same three periods were (4.16)%, 36.33%, and 116.78%, respectively.

         The Funds may also advertise total return data without reflecting the sales load imposed on the purchase of shares of the Funds in accordance with the rules of the Securities and Exchange Commission. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

         The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Fund's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-two classes of stock - Classes A through W Common Stock, $.001 par value per share, representing interests in twenty-two separate investment portfolios. Class D represents interests in the Aggressive Growth Fund; Class E represents interests in the U.S. Government Securities Fund; Class F represents interests in the Capital Income Fund; and Class G represents interests in the California Tax-Exempt Bond Fund. The Company's charter also authorizes the

Board of Directors to classify or reclassify any particular class of the Company's shares into one or more series.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

         Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular Funds.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

REPORTS

         Shareholders will receive unaudited semi-annual reports describing the Company's investment operations and annual financial statements together with the reports of the independent accountants of the Funds.

CUSTODIAN AND TRANSFER AGENT

         The Company has appointed The Bank of New York, 90 Washington Street, New York, New York 10286, as custodian for the Funds. The Bank of New York also provides the Funds with certain accounting services pursuant to Fund Accounting Services Agreements with the Administrator. Under the Fund Accounting Services Agreement, The Bank of New York has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company. The monthly fees charged by The Bank of New York under the Fund Accounting Agreement are borne by the Funds. As custodian of the Company's assets, The Bank of New York (i) maintains a separate account or accounts in the name of the respective Funds, (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money, (iv) collects and receives income and other payments and distributions on account of portfolio securities (v) responds to correspondence from security brokers and others relating to their respective duties and (vi) makes periodic reports concerning their duties.

         BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as transfer and dividend disbursing agent for the Funds.

COUNSEL

         Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and will pass upon the legality of the shares offered hereby. O'Melveny & Myers, 400 South Hope Street, Los Angeles, California, acts as counsel to Bank of America and as special California counsel for the California Tax-Exempt Bond Fund and has reviewed the portions of the California Tax-Exempt Bond Fund's Prospectus and this Statement of Additional Information concerning California taxes and the description of the special considerations relating to California Municipal Securities.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP independent accountants, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of each Fund for the fiscal year ended February 28, 1996.

MISCELLANEOUS

         As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority" of the outstanding shares of a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares, the Portfolio of the Fund, or (b) 67% of the shares of the Fund or series present at a meeting at which more than 50% of the outstanding shares of the Fund are represented in person or by proxy.

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 1,044,975,154.790 shares (82.00%); and
Hellman & Freidman Capital Partners II, Limited Partnership, Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 1,216,118,073.700 shares (095.42%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Treasury Fund was as follows: Bank of America Trustee/Custodian for Investing in Horizon Treasury, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 398,540,438.170 shares (68.901%); Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds (L. Goekjian), P.O. Box 91630, Pasadena, CA 91101, 94,279,024.120 shares (16.299%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: Bank of America FM&TS Operat CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 65,745,555.320 shares (23.658%); Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193, 63,974,589.270 shares (23.020%). Security Pacific
State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds, P.O. Box 91630, Pasadena, CA 91101, 56,906,301.540 shares (20.477%); and
Security Pacific Cash Management, c/o Bank of America GPO M/C 5533, Attn: Liezel Barangan, 1850 Gateway Boulevard, Concord, CA 94520, 77,003,300 shares (27.709%). At June 15, 1995, the name, address and, share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Fund was as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc.,
Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 263,629,755.130 shares (65.51%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows:
BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 514,119,226.900 shares (38.76%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 392,983,248.780 shares (29.63%); and Southwest Securities Inc., Attn:
Cashiering, 201 Elm Street, Suite 4300, Dallas, TX 75270, 169,018,910.270 shares (12.74%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America Trustee/Custodian for Investing Horizon Prime, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 385,058,852.030 shares (56.838%); and Bank of America NT&SA, Attn: Kay Warren/Dept. #5596, 1455 Market Street, San Francisco, CA 94103, 57,300,000.00 shares (9.934%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 752,776,315.610 shares (70.26%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management and Trust Services, 701 S. Western Avenue, Glendale, CA 91201, 74,038,082.090 shares (9.835%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 86,407,261.23 shares (11.478%); Security Pacific Cash Management, c/o Bank of America. GPO. M/C 5533 Attn: Liezel Barangan, 1850 Gateway Boulevard, M/C 5533, Concord, CA 94520, 379,755,600.000 shares (50.447%); Security Pacific State Trust Co., Agreement for SecPAC WA Participants, Attn: Cash Sweep Funds (L. Goekjian) P.O. Box 91630, Pasadena, CA 91101, 54,321,621.330 shares (7.216%); and Southwest Securities Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 4300, Dallas, TX 75270, 130,146,660.030 shares (17.289%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Tax Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 12,233,845.190 shares (39.73%); Southwest Securities Inc., Attn:
Cashiering, 1201 Elm Street, Suite 4300, Dallas, TX, 75270, 10,387,253.930
shares (33.73%); and Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 6,515,635.730 shares (21.16%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Tax Exempt Money Fund were as follows: Bank of America Custodian For Investing in Horizon Tax Exempt Money Fund, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 19201, 129,582,555.65 shares (38.576%); Continental Bank National Association Custodian for the Benefit of Custodian Co. Attn: Mary Chester, 231 South LaSalle Street, 6Q, Chicago, IL 60697, 152,699,416.270 shares (45.458%); and Maine Midland Bank NA, Investment Services, 17th Floor, Attn:
Christine Mincel, One Marine Midland Center, Buffalo, NY 14203, 21,684,672.980 shares (6.455%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the Tax Exempt Money Fund were as follows: Furman C. Moseley and Susan R. Moseley Tenn. In Common, 1201 3rd Avenue, Box 7C, Seattle, WA 98101, 4,165,513.060 shares (9.91%); Omnibus A/C for the shareholder accounts maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,398,544.590 shares (53.31%); and Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services Inc. Attn: First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 3,494,305.180 shares (8.31%).
At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Tax Exempt Money Fund were as follows: BA Investment Services Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 1,362,028.590 shares (5.260%); Bank of America FM&TS Oper. CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 2,293,907.40 shares (8.859%); and Southwest Securities, Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 430, Dallas, TX 75270, 21,021,580.530 shares (81.187%). At June 15, 1955, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: Bank of America, NT&SA, The Private Bank, Attn: ACI Unit #8329, 701 S. Western Avenue, Glendale, CA 91201, 79,875,532.090 shares (22.71%); Bank of America State Trust Co., 299 N. Euclid Avenue., Pasadena, CA 91101, 64,756,966.280 shares (18.41%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 170,940,404.650 shares (48.60%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Government Fund were as follows:
Bank of America NT&SA Trustee/Custodian for Investing in Horizon Shares of the Government Fund, Attn: Cynthia Beauvais, 701 South Western Avenue., Glendale, CA 91201, 9,327,446.350 shares (5.028%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 28,063,486.740 shares (15.129%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 24,227,801.980 shares (13.061%); County of Orange, Matt Raabe, P.O. Box 4515, Santa Ana, CA 92702, 10,000,000.000 shares (5.391%); Cypress Insurance Co., Attn: Larry Tetzloff, 9290 W. Dodge Road, Omaha, NE 68124, 9,996,515.930 shares (5.389%); Harr & Co., c/o Bank of New
York, Attn: Bimal Sana, Spec. Prec. Dept., One Wall Street, 5th Floor, New York, NY 10286, 14,000,000.000 shares (7.547%); Micron Electronics Inc., Attn: Debbie Meigand, 900 East Karcher Road, Nanpa, ID 83687, 16,080,510.14 shares (8.669%); and Silocin Magic Corp., Attn: Meng A. Lim, 20300 Stevens Creek Boulevard., Suite 400, Cupertino, CA 95014, 18,058,262.110 shares (9.735%). At June 15,
1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Spacelabs Medical, Inc., Attn: Scott Bender, P.O. Box 97013, Redmond, WA 98073, 14,572,000.000 shares (5.70%); Good Health Plan of WA, Attn:
Tsai Cheng, 1501 9th Avenue, Suite 500, Seattle, WA 98101, 16,584,866.580 shares (6.49%); Omnibus A/C for the Shareholder Accounts maintained by Concord. Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 68,555,257.020 shares (26.85%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the Horizon Service Shares of the Government Fund were as follows: Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193-8600, 35,849,966.050 shares (52.294%); and
Capital Network Services, Attn: Donna M. Howell, One Bush Street, 11th Floor, San Francisco, CA 94104-4425, 23,929,840.440 shares (34.906%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the Pacific Horizon Shares of the Treasury Only Fund were as follows:
Bank of America NT&SA, the Private Bank, Attn: ACI Unit 48329, 701 South Western Avenue, Glendale, CA 91201, 48,516,900.490 shares (31.68%) Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 22,350,831.320 shares (14.59%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 69,016,521.500 shares (45.06%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: National Home Mortgage Corp., Attn: Mortgage Banking Treasury Operations, 5565 Morehouse Drive, 3rd Floor, San

Diego, CA 92121, 12,147.667,580 shares (9.42%); Comcare, Inc., 4001 N. 3rd
Street, Suite 120, Phoenix, AZ 85012, 26,230,243.620 shares (20.34%); and
Omnibus A/C For the Shareholder Accounts Maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 21,883,084.450 shares (16.97%). At June 16,
1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: BA Investment Service Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 6,403,628.120 shares (28.679%); Bank of America NT&SA Trustee/Custodian for Investing in Horizon Service Shares of the Treasury Only Fund, Attn: Cynthia Beauvais, 701 South Western Avenue, Glendale, CA 91201, 3,501,414.020 shares (15.681%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 5,420,893.150 shares (24.277%); Fair Isaac & Co., Attn: Christine Tam,
120 North Redwood, San Rapheal, CA 94903-1996, 1,338,800.750 shares (5.996%);
Foothill/Eastern Transportation Corridor Agency, Attn: Laura Barker, 201 East Sandpot, Suite 200, Santa Anna, CA 92707, 2,559,586.380 shares (11.463%); and
Nexus, Attn: Kathleen Menace, P.O. Box 60637, Sunnyvale, CA 94088-0637, 2,525,153.380 shares (11.309%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Value Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 16,383,467.170 shares (26.45%); and
Bank of America State Trust Co., Attn: Leon Goekjian, P.O. Box 91630, Pasadena, CA 91101, 45,078,465.290 shares (72.79%). At June 16, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Shares of the Prime Value Fund was as follows: Tice & Co., c/o M&T, Attn: Cash Management Clerk, 8th Floor, P.O. Box 1377, Buffalo, NY 14240, 453,078,561.590 shares (93.510%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 204,443,886.590 shares (22.07%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: Leo Zuckerman Trust, DTD 12-11-91,4444 Viewridge Avenue, San Diego, CA 92123, 4,850,877.280 shares (5.35%); and Omnibus A/C for the Shareholder Accounts Maintained by Concord Financial Services Inc.
Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 13,391,453.970 shares (14.77%). At June 16, 1995, the name, address and share ownership of the entity which held beneficially more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., 555 California Street, 4th Floor, Dept. #4337, San Francisco, CA 94109, 13,792,509.310 shares (99.206%). At
June 15, 1995, the name, address and shares ownership of the entities which held of record more than 5% of the outstanding shares of the Flexible Bond Fund were as follows: Peter F. Smith and Jacquelyn L. Smith, JTWROS, 1785 C. Blodgett Road, Mount Vernon, WA 98273, 13,973.917 shares (5.58%); and BA Investment Services, Inc., FBO 200724011, 185 Berry Street, 3rd Floor #2640, San Francisco, CA 94104, 22,436.531 shares (8.96%). At June 15, 1995 the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Asset Allocation Fund was as follows: Bank of America, Texas AATTEE. National-O'Neill Supplemental Savings Plan, Attn: Mutual Funds (81-6-01005-0), P.O. Box 94627, Pasadena, CA 91109, 24,289,973 shares (5.07%).
At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc. FBO 405084421, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 26,336.154 shares (8.31%); and BA Investment Services, Inc., FBO 405266591, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 25,034.024 shares (7.90%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Corporate Bond Fund were as follows: Dean Witter Reynolds Inc., 5 World Trade Center, 4th Floor, Attn: 5th O Div., New York, NY 10048, 138,820.000 shares (6.93%); and Smith Barney Shearson, Inc., 333 W. 39th Street, 8th Floor, New York, NY 10001, 148,925.482 shares (7.43%).

         At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

         The Prospectuses relating to the Funds and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

FINANCIAL STATEMENTS AND EXPERTS

         The Annual Reports for each Fund for their fiscal year ended February 28, 1995 (the "Annual Reports") accompanies this Statement of Additional Information. The financial statements and notes thereto in each Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in each Annual Report and is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.

         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D- 1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

         "A2" - Obligations are supported by a good capacity for timely repayment.

         "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

         "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

         "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

         "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

         As stated in the Prospectuses, the Aggressive Growth Fund, U.S. Government Securities Fund and Capital Income Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix B.

I.   INTEREST RATE FUTURES CONTRACTS

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Capital Income Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Capital Income Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Futures Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Capital Income Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Capital Income Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

         The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         The Aggressive Growth Fund and Capital Income Fund will sell stock index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their respective portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, the Aggressive Growth Fund and Capital Income Fund may utilize stock index futures contracts in anticipation of changes in the composition of their respective portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

     Portfolio                                            Futures
     ---------                                            -------
                                                       -Day Hedge is Placed-
Anticipate Buying $62,500                                 Buying 1 Index Futures
     Aggressive Growth Fund                                 at 125
                                                          Value of Futures =
                                                                $62,500/Contract

                                                       -Day Hedge is Lifted-

Buy Aggressive Growth Fund with                        Sell 1 Index Futures at 130
     Actual Cost = $65,000                                Value of Futures = $65,000/
Increase in Purchase Price =                                Contract
     $2,500                                               Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:
Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

     Portfolio                                            Futures
     ---------                                            -------
                                                       -Day Hedge is Placed-

Anticipate Selling $1,000,000                             Sell 16 Index Futures at 125
     Aggressive Growth Fund                            Value of Futures = $1,000,000

                                                       -Day Hedge is Lifted-

Aggressive Growth Fund-Own                             Buy 16 Index Futures at 120
   Stock with Value = $960,000                            Value of Futures = $960,000
   Loss in Fund Value = $40,000                        Gain on Futures = $40,000

         If, however, the market moved in the opposite direction, that is, market value decreased and a Fund had entered into an anticipatory purchase hedge, or market value increased and a Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

     Portfolio                                            Futures
     ---------                                            -------
                                                       -Day Hedge is Placed-
Anticipate Buying $62,500                                 Buying 1 Index Futures at 125
   Aggressive Growth Fund                              Value of Futures = $62,500/
                                                               Contract

                                                       -Day Hedge is Lifted-
Buy Aggressive Growth Fund with                        Sell 1 Index Futures at 120
   Actual Cost - $60,000                                  Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                            Contract
                                                       Loss on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective:  Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

     Portfolio                                            Futures
     ---------                                            -------
                                                       -Day Hedge is Placed-

Anticipate Selling $1,000,000                          Sell 16 Index Futures at 125
   Aggressive Growth Fund                                 Value of Futures = $1,000,000

                                                       -Day Hedge is Lifted-

Aggressive Growth Fund-Own                             Buy 16 Index Futures at 130
   Stock with Value = $1,040,000                          Value of Futures = $1,040,000
   Gain in Fund Value = $40,000                        Loss of Futures = $40,000

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Aggressive Growth Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  MARGIN PAYMENTS

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures in the Funds as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  OPTIONS ON FUTURES CONTRACTS

         Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VII.  OTHER HEDGING TRANSACTIONS

         The U.S. Government Securities Fund and Capital Income Fund presently intend to use interest rate futures contracts, the Aggressive Growth Fund presently intends to use stock index futures contract and foreign currency futures contracts (and related options) in connection with their hedging activities. Nevertheless, each of these Funds is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Funds' hedging strategies if, in the judgment of the investment adviser, transactions therein are necessary or advisable.

VIII.  ACCOUNTING AND TAX TREATMENT

         Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

         Generally, futures contracts and options on futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

         Certain foreign currency contracts entered into by the Aggressive Growth Fund may be subject to the "marking-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions:
(1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         With respect to the Aggressive Growth Fund and Capital Income Fund, some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that such Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

         Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

         An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three moths: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                           PACIFIC HORIZON FUNDS, INC.
                                 (THE "COMPANY")
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                               FLEXIBLE BOND FUND
                                 BLUE CHIP FUND
                              ASSET ALLOCATION FUND


                                  July 1, 1995
                          (as Revised December 8, 1995)

                                TABLE OF CONTENTS

                                                          Page
The Company............................................     2
Investment Objectives And Policies.....................     2
Additional Purchase And Redemption Information.........    21
Additional Information Concerning Taxes................    30
Management.............................................    33
General Information....................................    58
Appendix A.............................................   A-1
Appendix B.............................................   B-1



         This Statement of Additional Information applies to the Pacific Horizon Flexible Bond Fund ("Flexible Bond Fund"), Pacific Horizon Blue Chip Fund ("Blue Chip Fund") and Pacific Horizon Asset Allocation Fund ("Asset Allocation Fund") of the Company. This Statement of Additional Information is meant to be read in conjunction with the Prospectuses dated July 1, 1995, as they may from time to time be revised (individually, a "Prospectus" and collectively, the "Prospectuses"), which describe the particular Fund of the Company in which the investor is interested. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses relating to the Company's Funds to which this Statement of Additional Information relates may be obtained by calling Concord Financial Group, Inc. at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

                                   THE COMPANY

         The Company was organized on October 27, 1982 as a Maryland corporation. The Flexible Bond, Blue Chip and Asset Allocation Funds commenced operations January 24, 1994, January 13, 1994 and January 18, 1994, respectively. The Flexible Bond, Blue Chip and Asset Allocation Funds seek to achieve their respective investment objectives by investing substantially all of their assets in diversified investment portfolios (the "Portfolios") of an open-end, management investment company having the same investment objective as these Funds.

         The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Prospectus for each Fund describes the investment objective of each Fund and its corresponding Portfolio. Since the investment characteristics of each Fund will correspond with its respective Portfolio, the following is a discussion of the various investments and techniques employed by each Portfolio. The following information supplements and should be read in conjunction with the descriptions of the investment objective and policies in the Prospectus for each Fund.

PORTFOLIO TRANSACTIONS

         The portfolio turnover rate described in each Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal year ended February 28, 1995, the portfolio turnover rates for the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds were 240%, 44% and 142%, respectively. For the period from December 6, 1993 (commencement of operations) to February 28, 1994, the portfolio turnover rates for the Portfolio's corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds were 32%, 86% and 67%, respectively.

         Subject to the general control of the Portfolios' Board of Trustees, Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Portfolio.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of portfolio securities for the Portfolio corresponding to the Flexible Bond Fund and the fixed income portion of the Portfolio corresponding to the Asset Allocation Fund are normally principal transactions without brokerage commissions. During the fiscal year ended February 28, 1995, the Portfolios corresponding to the Blue Chip and Asset Allocation Funds paid $202,817 and $152,778, respectively, in brokerage commissions. For the period from December 6, 1993 (commencement of operations) to February 28, 1994, the Portfolio's corresponding to the Blue Chip and Asset Allocation Funds paid $270,323 and $21,798, respectively, in brokerage commissions.

         In executing portfolio transactions and selecting brokers or dealers, it is the Portfolios' policy to seek the best overall terms available. The Investment Advisory Agreement between the respective Portfolios and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes Bank of America, subject to the approval of the Board of Trustees of the Portfolios to cause the Portfolios to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the particular Fund or Portfolio. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or any given Fund or Portfolio may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

         Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving both the Company, the Portfolios and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company and the Portfolios. In connection with its investment management services with respect to the Funds and the Portfolios, Bank of America will not acquire certificates of deposit or other securities issued by it or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, the Portfolios, Bank of America, the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

         The underlying Portfolios of the Flexible Bond, Blue Chip and Asset Allocation Funds, may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Portfolio will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Trustees of the Portfolios, believes such practice to be in the interest of the Portfolios.

         To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Portfolios with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

         The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1995: (a) the Treasury Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $95,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $95,000,000; (b) the Prime Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $100,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $120,000,000; Morgan Stanley Group, Inc., Daily Variable Rate Master Note in the principal amount of $120,000,000; Bear Stearns Co., Inc., Series B, Monthly Variable Rate Note in the principal amount of $100,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $120,000,000; (c) the Government Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $40,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $40,000,000; and (d) the Prime Value Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $7,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $7,000,000; Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $8,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $8,000,000.

         Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT
INFORMATION

         The following discussion supplements the descriptions of such investments in the Prospectuses.

         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. Certificates of deposit, bankers' acceptances and time deposits are eligible investments for each of the Portfolios as described in the Funds' Prospectuses. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers acceptances will be obligations of domestic or foreign banks or financial institutions with total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches). Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank are not permissible investments for the Portfolios.

         Instruments issued by foreign banks or financial institutions may be subject to investment risks that are different in some respects than the risks associated with instruments issued by those U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

         Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

         As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

         Commercial Paper and Short-Term Notes. The investment policies of the Portfolios permit investment in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization ("NRSRO"); or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board of Trustees of the Portfolios. These rating symbols are described in Appendix A.

         Money Market Funds. The Portfolios may under certain circumstances invest a portion of their assets in certain money market funds. The 1940 Act prohibits each such Portfolio from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market fund will involve payment of the Portfolio's pro rata share of advisory and administration fees charged by such fund, in addition to those paid by the Portfolio.

         Repurchase Agreements. Each Portfolio is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Portfolio acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Portfolio to resell such securities at a mutually agreed upon date and price. Repurchase agreements maturing in more than seven days will not exceed 10% of the value of the total assets of that Portfolio. The Portfolios are not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Portfolio or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transactions costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price

(including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, a Portfolio would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Portfolio's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

         U.S. Government Obligations. Each Portfolio is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

         Variable and Floating Rate Instruments. The Portfolios may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by a Portfolio, Bank of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Portfolio. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to a Portfolio's fundamental 10% limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

         Reverse Repurchase Agreements. The Portfolios are permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Whenever a Portfolio enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and Bank of America will subsequently continuously monitor the account for maintenance of such equivalent value. The Portfolios intend to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

         Options Trading. The Portfolios may each purchase put and call options. Such options may relate to particular securities or to various stock indices. The Portfolios presently intend that the aggregate value of any Portfolio's assets subject to options will not exceed 5% of the value of its net assets. The investment policies of the Portfolios provides that the aggregate value of any Portfolio's assets subject to options may not exceed 25% of the value of its net assets.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         A Portfolio will continue to receive interest or dividend income on the securities underlying such puts until they are exercised by the Portfolio. Any losses realized by a Portfolio in connection with its purchase of put options will be limited to the premiums paid by the Portfolio for the options plus any transaction costs. A gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Portfolio owns.

         The Portfolios are permitted to write call options if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

         If a Portfolio desires to sell a particular security it owns, on which it has written an option, the Portfolio will seek to effect a closing purchase transaction prior to, or concurrently with, the sale of the security. In order to close out a covered call option position, a Portfolio will enter into a "closing purchase transaction" - the purchase of a call option on a security or stock index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index. If a Portfolio is unable to effect a closing purchase transaction, it will not be able to sell a security on which a call option has been written until the option expires or a Portfolio delivers the underlying security upon exercise.

         When a Portfolio purchases a put or call option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If a Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by it on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. Moreover, because increases in the market price of an option will generally reflect (although not necessarily in direct proportion) increases in the market price of the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

         As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         Futures. The Portfolio corresponding to the Asset Allocation Fund may purchase and sell both interest rate and stock index futures contracts (as well as purchase related options). Similarly, the Portfolio corresponding to the Flexible Bond Fund may purchase and sell interest rate futures contracts (as well as purchase related options) and the Portfolio corresponding to the Blue Chip Fund may purchase and sell stock index futures contracts (as well as related options).

         A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation or stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made.

A Portfolio may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by that Portfolio under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Portfolio on its open futures options positions, does not exceed 5% of the Portfolio's total assets, after taking into account any unrealized profits and losses on the Portfolio's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.

         Successful use of futures contracts by a Portfolio is subject to Bank of America's ability to predict correctly movements in the direction of the stock market or interest rates. There are several risks in connection with the use of futures contracts by a Portfolio as a hedging devise. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, a Portfolio involved will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         It is also possible that, where a Portfolio has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in a Portfolio may decline. If this occurred, a Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movement in the cash market and movements in the price of futures contracts, a correct forecast of general market trends or interest rate movements by Bank of America may still not result in a successful hedging transaction over a short time frame.

         Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although the Portfolios intend to purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         For additional information concerning Futures and options thereon, please see Appendix B to this Statement of Additional Information.

         Foreign Investments. The Portfolios corresponding to the Flexible Bond and Asset Allocation Funds may invest in securities of foreign issuers that may or may not be publicly traded in the United States.

         Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

         In considering whether to invest in the securities of a foreign company, Bank of America considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Portfolio will be invested in foreign companies will fluctuate from time to time within the percentage limits stated above depending on the investment adviser's assessment of prevailing market, economic and other conditions.

         Municipal Securities. The Portfolios corresponding to the Flexible Bond and Asset Allocation Funds may invest in Municipal Securities. Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds (including industrial development bonds under prior law) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular Federal income tax.

         The Portfolios corresponding to the Flexible Bond and Asset Allocation Funds may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Portfolios may also purchase tax-exempt commercial paper.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P, Fitch and D&P represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether the Portfolio should continue to hold the obligation.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations a class of whose securities is registered under the Securities Exchange Act of 1934.

         When-Issued Securities and Forward Commitments. The Portfolios may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When a Portfolio agrees to purchase securities on a "when-issued," or forward commitment basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Portfolio may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of a Portfolio (and the corresponding Fund) will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Portfolios do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments and commitments to purchase when-issued securities ever exceeded 25% of the value of a Portfolio's assets.

         A Portfolio will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

         When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or forward commitment transaction and any subsequent fluctuations in their market value is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. A Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

OTHER INVESTMENT LIMITATIONS

         The Prospectus for each Fund sets forth or summarizes certain fundamental policies that may not be changed with respect to such Fund or its corresponding Portfolio without the affirmative vote of the holders of the majority of the Fund's outstanding shares or the Portfolio's outstanding interests (as defined below under "General Information - Miscellaneous"). The following is a complete list of fundamental policies which may not be changed for any Fund or Portfolio without such a vote of shareholders or interestholders.

         NEITHER THE FLEXIBLE BOND, BLUE CHIP OR ASSET ALLOCATION FUNDS, NOR THEIR CORRESPONDING PORTFOLIOS, MAY:

         1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

         2. Pledge, mortgage or hypothecate the assets of any Fund to any extent greater than 10% of the value of the total assets of that Fund.

         3. Make loans to other persons, except that a Fund may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of a Fund's net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of the total assets of such Fund, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of the total assets of a Fund;

         4. Purchase or sell commodities contracts, except that any Fund may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of the total net assets of that Fund, and (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the total assets of the Fund;

         5. Purchase any securities for any Fund that would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry; provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities; and provided further that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions as the Fund without regard to the limitations set forth in this paragraph (2).

         6. Invest the assets of any Fund in nonmarketable securities that are not readily marketable (including repurchase agreements maturing in more than seven days, securities described in restriction (2) in the Prospectus, restricted securities, certain OTC options and securities used as cover for such options and stripped mortgage-backed securities) to any extent greater than 10% of the value of the total assets of that Fund; provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof with substantially the same investment objectives, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (3).

         7. Borrow money for any Fund except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of that Fund. Borrowing shall, for purposes of this paragraph, include reverse repurchase agreements. Any borrowings, other than reverse repurchase agreements, will be from banks. The Company will repay all borrowings in any Fund before making additional investments for that Fund and interest paid on such borrowings will reduce income.

         8.       Issue senior securities.

         9. Underwrite any issue of securities, provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (6).

         10. Purchase or sell real estate or real estate mortgage loans, but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities of issuers that engage in real estate operations.

         11.      Purchase on margin or sell short.

         12. Purchase or retain securities of an issuer if those members of the Board of the Company or the Portfolio, each of whom own more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer, provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (9).

         13. Purchase securities of any other investment company (except in connection with a merger, consolidation, acquisition or reorganization) if, immediately after such purchase, the Company (and any companies controlled by it) would own in the aggregate (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company would have an aggregate value in excess of 5% of the value of the total assets of the Company, or (iii) securities issued by such investment company and all other investment companies would have an aggregate value in excess of 10% of the value of the total assets of the Company provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10).

         14. Invest in or sell put, call, straddle or spread options or interests in oil, gas or other mineral exploration or development programs.

                  *                    *                  *

         If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

         The Funds and Portfolios treat, in accordance with the current views of the Staff of the SEC and as a matter of non-fundamental policy that may be changed without a vote of shareholders or interestholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

         In order to permit the sale of a Fund's shares in certain states, the Company or Master Investment Trust, Series I (the "Master Trust") may make commitments more restrictive than the investment policies and limitations described above. As of the date of this Statement of Additional Information, the following such commitments have been made:

         1. The Portfolios will not invest more than 5% of the value of their net assets in warrants, of which no more than 2% may be warrants which are not listed on the New York or American Stock Exchanges.

         2. The Portfolios will not invest in oil, gas or other mineral leases.

         3. The Portfolios will not purchase or sell real property, including limited partnership interests, but excluding readily marketable interests in Real Estate Investment Trusts ("REITs") or readily marketable securities of companies that invest in real estate in real estate limited partnerships.

         4. The Portfolios have agreed to exclude any assets of a Portfolio which are invested in the shares of any money market mutual fund for the purposes of calculating that Portfolio's investment advisory fee.

         In the event that the Company or the Master Trust determines that any such commitment is no longer in the best interests of a Portfolio, it may revoke its commitment. In such event, the corresponding Fund may no longer be able to sell its securities in such state.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectuses. The net asset values of the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds are determined at the same time and on the same days as the net asset values per share of these respective Funds are determined. The net asset value of each of these three Funds is equal to the Fund's pro rata share of the total investments and other assets of its corresponding Portfolio, less any liabilities with respect to such Fund, including each Fund's pro rata share of the Portfolio's liabilities. Additional information is contained below.

VALUATION OF THE CORRESPONDING PORTFOLIOS FOR THE FLEXIBLE BOND,
BLUE CHIP AND ASSET ALLOCATION FUNDS

         Except for debt securities held by the Portfolios with remaining maturities of 60 days or less, assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price; (b) each unlisted security is valued at the last current bid price (or last current sale price, as applicable) obtained from the NASDAQ; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. The Board of Trustees of the Master Trust has determined that the values obtained using the procedures described in (c) and (d) represent the fair values of the securities valued by such procedures. Most of these prices are obtained by PFPC, Inc. ("PFPC") from a service that collects and disseminates such market prices. Bid quotations for short-term money market instruments reported by such service are the bid quotations reported to it by major dealers in such instruments.

         Valuation of options is described above under "Investment Objectives and Policies--Options Trading."

         Debt securities held by the Portfolios with remaining maturities of 60 days or less are valued on the basis of amortized cost, which provides stability of net asset value. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity and to be valued on the amortized cost basis only during the final 60 days of its maturity, the market value on the 61st day prior to maturity. Thereafter the Master Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Board of Trustees determines that amortized cost no longer represents fair value. The Master Trust will monitor the market value of these investments for the purpose of ascertaining whether any such circumstances exist.

         When approved by the Board of Trustees of the Master Trust, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. These securities may include those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus might result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

         In the absence of an ascertainable market value, assets are valued at their fair value as determined using methods and procedures reviewed and approved by the Board of Trustees of the Master Trust.

SUPPLEMENTARY PURCHASE INFORMATION

         For the purpose of applying the Right of Accumulation or Letter of Intent privileges described in the Prospectuses, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor.

The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for a Fund's Exchange Privilege.

         The computation of the hypothetical offering price per share of each Fund based on the value of each Fund's net assets on February 28, 1995 and each Fund's outstanding securities on such date is as follows:

                              Flexible Bond             Blue Chip          Asset Allocation
                                   Fund                   Fund                  Fund
                              -------------             ----------         ----------------
Net Assets                       $1,964,102             $6,001,990            $5,693,645

Outstanding Securities              208,132                379,730               375,911

Net Asset Value Per Share

Sales Charge, 4.50               $     9.44             $    15.81            $    15.15
percent of offering price
(4.71 percent of net
asset value per share)           $     0.44             $     0.74            $     0.71

Offering Price to Public         $     9.88             $    16.55            $    15.86


SUPPLEMENTARY REDEMPTION INFORMATION:  ALL FUNDS

         Shares in the Funds for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds will normally be wired in federal funds on the next business day thereafter. Redemption proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

SUPPLEMENTARY PURCHASE INFORMATION:  ALL FUNDS

         In General. As described in the Prospectuses, Fund shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the respective Prospectuses. Purchase orders will be effected only on business days.

         Shares in each Fund are sold with a sales load. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

         Persons wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

         Initial purchases of shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

         The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

         For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

         Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds. Shareholders may also exchange all or a part of their Pacific Horizon Shares for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B, C and D below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

    A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds or Time Horizon Funds.

    B. Shares of any investment portfolio in the Pacific Horizon Family of Funds or Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

    C. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

    D. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund.

         Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific Horizon Family or Time Horizon Funds which are sold with a sales load.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

         Miscellaneous. Certificates for shares will not be issued.

         Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

         A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which the New York Stock Exchange is open for trading. In 1996, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

         If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property. Additionally, the Company has made an undertaking to the State of Texas that it may only make payment of such proceeds wholly or in part in "readily marketable" securities or other property. (If the Company determines that such undertaking is no longer in its best interests, it will revoke such commitment. In such an event, the Fund will no longer be able to sell its shares in the State of Texas.) In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.

                     ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL - ALL FUNDS

         Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund of the Company does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any), net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, including dividends, interest, and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. A Fund will be taxed on its undistributed investment company taxable income, if any. As stated, each Fund of the Company intends to distribute at least 90% of its investment company taxable income (if any) for each taxable year. To the extent such income is distributed by a Fund (whether in cash or additional shares) it will be taxable to shareholders as ordinary income.

         A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "Short-Short test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. See Appendix B -- "Accounting and Tax Treatment" for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the Short-Short test.

         Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for longer than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (an effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail currently to distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds upon sale paid to shareholders (i) who have failed to provide either a correct tax identification number in the manner provided, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or (iii) who have failed to certify to the Company either that they are subject to backup withholding when required to do so or that they are "exempt recipients."

TAXATION OF THE PORTFOLIOS

         Management of the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds intends for each Portfolio to be treated as a partnership rather than as a regulated investment company or a corporation under the Code. As partnerships under the Code, any interest, dividends, gains and losses of the Portfolios will be deemed to have been "passed through" to their investors regardless whether any amounts are actually distributed by the Portfolios.

         Each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Portfolio) of the Portfolio's ordinary income and capital gains in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an investor in a Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

OTHER INFORMATION

         Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

         Shareholders are advised to consult their tax advisers because state and local tax consequences may be different from the federal tax consequences described above.

         The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.

                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY

         The directors and officers of the Company, their addresses, ages and principal occupations during the past five years are:

                                  Position with
                                  -------------
Name and Address           Age    Company             Principal Occupations
----------------           ---    -------             ---------------------
Thomas M. Collins          61     Director            Of counsel, law firm of
McDermott & Trayner                                   McDermott & Trayner;
225 S. Lake Avenue                                    Partner of the law firm
Suite 410                                             of Musick, Peeler &
Pasadena, CA 91101-3005                               Garrett (until April,
                                                      1993); Trustee, Master
                                                      Investment Trust Series I and
                                                      Master Investment Trust,
                                                      Series II (registered
                                                      investment companies) (since
                                                      1993); former Director, Bunker
                                                      Hill Income Securities, Inc.
                                                      (registered investment
                                                      company) through 1991.

                                       Position with
                                       -------------
Name and Address                Age    Company            Principal Occupations
----------------                ---    -------            ---------------------
Douglas B. Fletcher              70     Vice Chairman     Chairman of the Board
Fletcher Capital                        of the Board      and Chief Executive
Advisors Incorporated                                     Officer, Fletcher
4 Upper Newport Plaza                                     Capital Advisors,
Suite 100                                                 Incorporated,
Newport Beach, CA 92660-2629                              (registered
                                                          investment adviser) 1991
                                                          to date; Partner, 1991
                                                          Newport Partners (private
                                                          venture capital firm),
                                                          1981 to date; Chairman of
                                                          the Board and Chief
                                                          Executive Officer, First
                                                          Pacific Advisors, Inc.
                                                          (registered investment
                                                          adviser) and seven
                                                          investment companies
                                                          under its management,
                                                          prior to 1983; former
                                                          Allied Member, New York
                                                          Stock Exchange; Chairman
                                                          of the Board of FPA
                                                          Paramount Fund, Inc.
                                                          through 1984; Director,
                                                          TIS Mortgage Investment
                                                          Company (real estate
                                                          investment trust);
                                                          Trustee and former Vice
                                                          Chairman of the Board,
                                                          Claremont McKenna
                                                          College; Chartered
                                                          Financial Analyst.



Robert E. Greeley                62     Director          Chairman, Page Mill
Page Mill Asset                                           Asset Management (a
  Management                                              private investment
433 California Street                                     company) since 1991;
Suite 900                                                 Manager, Corporate
San Francisco, CA 94104                                   Investments, Hewlett
                                                          Packard Company from 1979
                                                          to 1991; Trustee, Master
                                                          Investment Trust, Series
                                                          I and Master Investment
                                                          Trust, Series II (since
                                                          1993); Director, Morgan
                                                          Grenfell Small Cap Fund
                                                          (since 1986); former
                                                          Director, Bunker Hill
                                                          Income Securities, Inc.
                                                          (since 1989) (registered
                                                          investment companies);
                                                          former Trustee,

                                  Position with
                                  -------------
Name and Address           Age    Company           Principal Occupations
----------------           ---    -------           ---------------------

                                                    SunAmerica Fund Group
                                                    (previously Equitec
                                                    Siebel Fund Group) from
                                                    1984 to 1992.

Kermit O. Hanson            79     Director         Vice Chairman of the
17760 14th Ave., N.W.                               Advisory Board, 1988 to
Seattle, WA 98177                                   date, Executive
                                                    Director, 1977 to 1988,
                                                    Pacific Rim Bankers
                                                    Program (a non-profit
                                                    educational institution);
                                                    Dean Emeritus, 1981 to
                                                    date, Dean, 1964-81,
                                                    Graduate School of
                                                    Business Administration,
                                                    University of Washington;
                                                    Director, Washington
                                                    Federal Savings & Loan
                                                    Association; Trustee,
                                                    Seafirst Retirement Funds
                                                    (since 1993) (registered
                                                    investment company).


Cornelius J. Pings*         66     Chairman of      President, Association
Association of American            the Board and    of American
    Universities                   President        Universities, February
One DuPont Circle                                   1993 to date; Provost,
Suite 730                                           1982 to January
Washington, DC 20036                                1993, Senior Vice
                                                    President for Academic
                                                    Affairs, 1981 to January
                                                    1993, University of
                                                    Southern California;
                                                    Trustee, Master
                                                    Investment Trust, Series
                                                    I and Master Investment
                                                    Trust, Series II (since
                                                    1995).



Kenneth L. Trefftzs         83     Director         Private Investor;
11131 Briarcliff Drive                              formerly Distinguished
San Diego, CA 92131-1329                            Emeritus Professor
                                                    of Finance and Chairman
                                                    of the Department of
                                                    Finance and Business
                                                    Economics of the
                                                    Graduate School of
                                                    Business of the
                                                    University of Southern
                                                    California; former

                             Position with
                             -------------
Name and Address       Age   Company             Principal Occupations
----------------       ---   -------             ---------------------
                                                 Director, Metro Goldwyn
                                                 Mayer, Inc.; Director,
                                                 Fremont General
                                                 Corporation (insurance
                                                 and financial services
                                                 holding company);
                                                 Director, Source Capital,
                                                 Inc. (closed-end
                                                 investment company);
                                                 Director of three
                                                 open-end investment
                                                 companies managed by
                                                 First Pacific Advisors,
                                                 Inc.; formerly Chairman
                                                 of the Board of Directors
                                                 (or Trustees) of nineteen
                                                 investment companies
                                                 managed by American
                                                 Capital Asset Management,
                                                 Inc.


Richard E. Stierwalt    40    Executive          Chairman of the Board
125 W. 55th Street            Vice President     and Chief Executive
New York, NY 10019                               Officer, July 1993 to
                                                 date, prior thereto
                                                 Senior Director, Managing
                                                 Director and Chief
                                                 Executive Officer of the
                                                 Administrator and
                                                 Distributor, February
                                                 1987 to July 1993;
                                                 President, Master
                                                 Investment Trust, Series
                                                 I, Master Investment
                                                 Trust, Series II and
                                                 Seafirst Retirement Funds
                                                 (since 1993); First Vice
                                                 President, Trust
                                                 Operation Administration,
                                                 Security Pacific National
                                                 Bank, 1983-1987.


William B. Blundin      57    Executive Vice     Vice Chairman, July 1993
125 W. 55th Street            President          to date, prior thereto
New York, NY  10019                              Director and President
                                                 of the Administrator and
                                                 Distributor, February
                                                 1987 to July 1993;
                                                 Executive Vice
                                                 President, Master
                                                 Investment Trust, Series
                                                 II and Seafirst
                                                 Retirement Funds (since
                                                 1993); Senior Vice


                                    Position with
                                    -------------
Name and Address             Age    Company            Principal Occupations
----------------             ---    -------            ---------------------
                                                       President, Shearson
                                                       Lehman Brothers, 1978-
                                                       1987.

Irimga McKay                  35     Vice              Senior Vice President,
7863 Girard Avenue                   President         July 1993 to date, prior
Suite 306                                              thereto First Vice
La Jolla, CA 92037                                     President of the
                                                       Administrator and
                                                       Distributor, November
                                                       1988 to July 1993; Vice
                                                       President, Master
                                                       Investment Trust, Series
                                                       II and Seafirst
                                                       Retirement Funds (since
                                                       1993); Regional Vice
                                                       President, Continental
                                                       Equities, June 1987 to
                                                       November 1988; Assistant
                                                       Wholesaler, VMS Realty
                                                       Partners (a real estate
                                                       limited partnership), May
                                                       1986 to June 1987.


W. Eugene Spurbeck            39     Assistant Vice    Manager of Client
BISYS Fund Services                  President         Services of the
515 Figueroa Street                                    Administrator (1993 to
Suite 335                                              date); Assistant Vice
Los Angeles, CA 92307                                  President, Master
                                                       Investment Trust, Series
                                                       II; Vice President,
                                                       Seafirst Retirement Funds
                                                       (since 1995); Vice
                                                       President of Retail
                                                       Lending Operations Banc
                                                       One (1989 to 1993).


Martin R. Dean                31     Treasurer         Manager of Fund
3435 Stelzer Road                                      Accounting of BISYS
Columbus, OH  43219                                    Fund Services, May 1994
                                                       to Present; Treasurer,
                                                       Master Investment Trust,
                                                       Series II and Seafirst
                                                       Retirement Funds (since
                                                       1995); Senior Manager at
                                                       KPMG Peat Marwick
                                                       previously 1990-1994.


W. Bruce McConnel, III        52     Secretary         Partner of the law firm
1345 Chestnut Street                                   of Drinker Biddle &
Philadelphia National Bank                             Reath.  Secretary,
Building, Suite 1100                                   Master Investment Trust,
Philadelphia, PA 19107                                 Series I, Master
                                                       Investment Trust, Series

                                    Position with
                                    -------------
Name and Address             Age    Company            Principal Occupations
----------------             ---    -------            ---------------------

                                                       II and Seafirst
                                                       Retirement Funds

George O. Martinez            35     Assistant         Senior Vice President
3435 Stelzer Road                    Secretary         and Director of Legal
Columbus, OH 43219                                     and Compliance Services,
                                                       of the Administrator.
                                                       since April 1995;
                                                       Assistant Secretary,
                                                       Master Investment Trust,
                                                       Series II and Seafirst
                                                       Retirement Funds (since
                                                       1995); prior thereto,
                                                       Vice President and
                                                       Associate General
                                                       Counsel, Alliance Capital
                                                       Management, L.P.

--------------------------------

* Mr. Pings is an "interested director" of the Company as defined in the 1940 Act.

         The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Trefftzs. The Board does not have an Executive Committee.

         Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in consideration of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in severance until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Funds, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

         For the fiscal year ended February 28, 1995, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $334,168. Of that amount, $18,530, $17,424 and $18,146 of directors' compensation were allocated to the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

         Under a retirement plan approved by the Board, including a majority of its directors who are not "interested persons" of the Company, effective March 1, 1995, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director provided as Chairman of the Board.

         Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

         In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

         In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as

Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

         The obligation of the Company to pay benefits to a former director is neither secured nor funded by this Company but shall be binding upon its successors in interest. The payment of such benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

TRUSTEES AND OFFICERS OF MASTER INVESTMENT TRUST, SERIES I

         The trustees and officers of Master Investment Trust, Series I, a Delaware business trust of which the Portfolios are separate series, their addresses, ages and principal occupation during the past five years are:

                                      Position with
Name and Address            Age       the Master Trust     Principal Occupations
----------------            ---       ----------------     ---------------------
Thomas M. Collins            61       Chairman of the      See "Directors and
McDermott & Trayner                   Board                Officers of the
255 South Lake Avenue,                                     Company."
Suite 410
Pasadena, CA  91101

Michael Austin               59       Trustee              Chartered Accountant;
Victory House,                                             Trustee, Master
Nelson Quay                                                Investment Trust, Series
Governor's Harbour                                         II; Retired Partner, KPMG
Grand Cayman,                                              Peat Marwick LLP.
Cayman Islands
British West Indies

Robert E. Greeley            62       Trustee              See "Directors and
Page Mill Asset                                            Officer of the Company."
Management
433 California Street
Suite 900
San Francisco, CA  94104

Robert A. Nathane*           70       Trustee              Retired President, Laird
1200 Shenandoah Drive                                      Norton Trust Company,
East                                                       Chairman of the Board of
Seattle, WA 98112                                          Advisors, Phoenix Venture
                                                           Funds; Trustee, Seafirst
                                                           Retirement Funds (since
                                                           1993); Trustee, Master
                                                           Investment Trust, Series
                                                           II (since 1993); former
                                                           Supervisor, Collective
                                                           Investment Trust for
                                                           Seafirst Retirement
                                                           Accounts; former Trustee,
                                                           First Funds of America
                                                           (registered investment
                                                           companies).

Cornelius J. Pings          66        Trustee              See "Directors and
Association of American                                    Officers of the
  Universities                                             Company."
One DuPont Circle
Suite 730
Washington, DC 20036

Richard E. Stierwalt         40       President            See "Directors and
125 West 55th Street                                       Officers of the
11th Floor                                                 Company."
New York, NY  10019

W. Bruce McConnel, III       52       Secretary            See "Directors and
1345 Chestnut Street                                       Officers of the
Philadelphia, PA  19107                                    Company."


                                      Position with
Name and Address            Age       the Master Trust     Principal Occupations
----------------            ---       ----------------     ---------------------

Adrian J. Waters             32       Executive Vice       Managing Director of
ITI House                             President,           Concord Management
23 Earlsfort Terrace                  Treasurer and        (Ireland) Limited since
Dublin 2, Ireland                     Assistant            May 1993; Manager in
                                      Secretary            Investment Company
                                                           Industry Services Group,
                                                           Price Waterhouse, 1989-
                                                           1993; Member of Oliver
                                                           Freaney & Co./Spicer &
                                                           Oppenheim Chartered
                                                           Accountants, 1986-1989.


-----------------------------

* Mr. Nathane is an "interested trustee" of the Master Trust as defined in the 1940 Act.

         Each trustee receives an aggregate annual fee of $1,500 plus $500 per meeting attended and $250 per day for each full day devoted to travel in connection with each meeting attended, for his services as trustee of the Master Trust. Each trustee is also reimbursed for out-of-pocket expenses incurred as a trustee. The trustee's fees and reimbursements are allocated among all of the Master Trust's Portfolios based on their relative net asset values. For its fiscal year ended February 28, 1995, the Master Trust paid or accrued for the account of its trustees as a group for services in all capacities a total of $30,221; of that amount, $9,695, $9,195 and $9,670 were allocated to the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds.

         The following chart provides certain information about the director/trustee fees of the Company's and Master Trust's directors/trustees as of February 28, 1995:


============================================================================================================
                                                                                                   TOTAL
                                                                                                COMPENSATION
                                                                 PENSION OR                        FROM
                                                                 RETIREMENT       ESTIMATED      REGISTRANT
                                AGGREGATE        AGGREGATE        BENEFITS          ANNUAL        AND FUND
                              COMPENSATION      COMPENSATION     ACCRUED AS        BENEFITS       COMPLEX*
        NAME OF PERSON/         FROM THE          FROM THE      PART OF FUND         UPON         PAID TO
            POSITION             COMPANY        MASTER TRUST      EXPENSES        RETIREMENT     DIRECTORS
------------------------------------------------------------------------------------------------------------
Thomas M. Collins               $100,000           $5,000            $0               $0          $110,000
President and
Chairman of the
Board+

------------------------------------------------------------------------------------------------------------
Douglas B. Fletcher             $ 57,500               $0            $0               $0          $ 57,500
Vice Chairman of
the Board
============================================================================================================

============================================================================================================
                                                                                                   TOTAL
                                                                                                COMPENSATION
                                                                 PENSION OR                        FROM
                                                                 RETIREMENT       ESTIMATED      REGISTRANT
                                AGGREGATE        AGGREGATE        BENEFITS          ANNUAL        AND FUND
                              COMPENSATION      COMPENSATION     ACCRUED AS        BENEFITS       COMPLEX*
        NAME OF PERSON/         FROM THE          FROM THE      PART OF FUND         UPON         PAID TO
            POSITION             COMPANY        MASTER TRUST      EXPENSES        RETIREMENT     DIRECTORS
------------------------------------------------------------------------------------------------------------
Robert E. Greeley**              $57,500           $4,750            $0               $0          $65,781
Director
------------------------------------------------------------------------------------------------------------
Kermit O. Hanson                 $57,500               $0            $0               $0          $63,500
Director
------------------------------------------------------------------------------------------------------------
Cornelius J. Pings               $57,500               $0            $0               $0          $57,500
Director
------------------------------------------------------------------------------------------------------------
Kenneth L. Trefftzs              $57,500               $0            $0               $0          $57,500
Director
============================================================================================================
------------------------------

*   The "Fund Complex" consists of the Company, Seafirst Retirement Funds, the Master Trust and
    Master Investment Trust, Series II.

**  Mr. Greeley became a director of the Company on April 25, 1994.

+   Mr. Collins was President and Chairman of the Board of the Company until August 31, 1995.

         INVESTMENT ADVISOR

         Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the other investment portfolios of the Company since the commencement of its operations. As described in the Prospectuses, the Funds have not retained the services of an investment adviser since they seek to achieve their investment objectives by investing all their assets in their corresponding Portfolio. In the Investment Advisory Agreement with the Portfolios, Bank of America has agreed to provide investment advisory services as described in each Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Portfolios. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation. In addition, the agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation; provided such employees are under the management of Bank of America.

         For the services provided and expenses assumed pursuant to the investment advisory agreement, the Portfolios have agreed to pay Bank of America investment advisory fees, accrued daily and paid monthly, at the annual rates of
 .45% of the net assets of the Investment Grade Bond Portfolio (the Portfolio corresponding to the Flexible Bond Fund); .75% of the net assets of the Blue Chip Portfolio; and .55% of the net assets of the Asset Allocation Portfolio. The fees payable to Bank of America are not subject to reduction as the value of each Fund's or Portfolio's net assets increases. From time to time, Bank of America may waive fees or reimburse the Portfolios for expenses voluntarily or as required by certain state securities laws.

         For the fiscal year ended February 28, 1995, Bank of America waived its entire investment advisory fees in the amounts of $293,222, $1,091,132 and $849,188 for the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively. Additionally, for the periods indicated, Bank of America assumed certain operating expenses with respect to the Flexible Bond, Blue Chip and Asset Allocation Funds in the amounts of $207,033, $245,776 and $245,718, respectively.

         For the period from December 6, 1993 (commencement of the Portfolios' operations) to February 28, 1994, Bank of America waived its entire investment advisory fees in the amounts of $84,856, $225,019 and $197,611 for the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively. Additionally, for the periods indicated, Bank of America assumed certain operating expenses with respect to the Flexible Bond, Blue Chip and Asset Allocation Funds in the amounts of $24,300, $31,726 and $28,384, respectively.

         See "Management - Administrator" for instances where the investment adviser is required to make expense reimbursements to the Portfolios.

         For the period from December 6, 1993 (commencement of operations) through April 11, 1994, Bank of America had a Sub-Advisory Agreement with Seattle Capital Management Company ("Seattle Capital") with respect to management of the assets of the Portfolios corresponding to the Flexible Bond Fund and of that portion of the assets of the Portfolio corresponding to the Asset Allocation Fund which Bank of America determined from time to time to be appropriate for investment in debt securities (including money market instruments). The Sub-Advisory Agreement provided that Bank of America would pay Seattle Capital a monthly advisory fee based upon the net assets of such Portfolios, at the annual rate of .45% of the net assets of the Portfolio corresponding to the Flexible Bond Fund, and .55% of that portion of the net assets of the Portfolio corresponding to the Asset Allocation Fund managed by Seattle Capital. For the period December 6, 1993 (commencement of operations) through February 28, 1994, Bank of America paid Seattle Capital sub-advisory fees of $0 and $0 for sub-advisory services to the Investment Grade Bond and Asset Allocation Portfolios, respectively.

         The Investment Advisory Agreements for the Portfolios provide that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

         The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

         Bank of America believes that if the question was properly presented, a court should hold that Bank of America may perform the services for the Portfolios and the Company contemplated by the Investment Advisory Agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Portfolios and the Company or from continuing to purchase Fund shares for the accounts of its customers.

         For a discussion of the Glass-Steagall Act in connection with the Company's Shareholder Service Plans, see "Plan Payments" in the Funds' Prospectuses.

         On the other hand, as described herein, the Funds are currently distributed by Concord Financial Group, Inc. Concord Holding Corporation, its parent, either directly or through its off-shore subsidiary, provides the Portfolios and the Funds with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Portfolios and the Company expect that Bank of America would consider the possibility of offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Portfolios and the Company expect that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors or the Portfolios' Board of Trustees.

ADMINISTRATOR

         Concord Holding Corporation (the "Administrator"), with offices at 125
W. 55th Street, New York, New York 10019 and 3435 Stelzer Road, Columbus, Ohio 43219, is a wholly-owned subsidiary of The BISYS Group, Inc. The Administrator also serves as administrator to several other investment companies.

         The Administrator and its off-shore subsidiary provide administrative services to the Company and the Portfolios as described in the Funds' Prospectuses pursuant to separate administration agreements for the Company and the Portfolios. The Portfolios' administration agreement will continue in effect until October 31, 1996 and thereafter for successive periods of one year, provided the agreement is not sooner terminated. The Portfolios' administration agreement is terminable at any time with respect to any Portfolio by the Portfolios' Board of Trustees or by a vote of a majority of that Portfolio's outstanding interests upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Portfolio. The Funds' administration agreement will continue in effect until October 31, 1996 and thereafter will be extended with respect to each Fund for successive periods of one year, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. The agreement is terminable at any time without penalty by the Company's Board of Directors or by a vote of a majority of a Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

         The Company has agreed to pay the Administrator a fee for its services as Administrator, accrued daily and payable monthly, at the annual rates of .15% of the average daily net assets of the Flexible Bond, Blue Chip, and Asset Allocation Funds. In addition, the Portfolios that correspond to the Flexible Bond, Blue Chip and Asset Allocation Funds have each agreed to pay the Administrator a fee for its services as Administrator, accrued daily and payable monthly, at the annual rate of .05% of the average daily net assets of the respective Portfolio. The fees payable to the Administrator are not subject to reduction as the value of the Funds' and the Portfolios' net assets increases. From time to time, the Administrator may waive fees or reimburse the Portfolios or the Company for expenses, either voluntarily or as required by certain state securities laws.

         For the fiscal year ended February 28, 1995, the Administrator waived its entire administration fees in the amounts of $33,431, $72,742 and $79,573 for the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively.

         For the period from December 6, 1993 (commencement of the Portfolios' operations) to February 28, 1994, the Administrator waived its entire administration fees in the amounts of $9,429, $15,001 and $17,965 for the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively.

         For the fiscal year ended February 28, 1995, the Administrator waived its entire administration fees in the amounts of $1,723, $5,833 and $4,703 for the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively.

         For the period from the commencement of operations for the particular Fund (January 24, 1994, January 13, 1994 and January 18, 1994 for the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively) to February 28, 1994, the Administrator waived its entire administration fees in the amounts of $22, $87 and $52 for the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively.

         If total expenses borne by any Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company and the Portfolio may deduct from the payments to be made with respect to such Fund and its corresponding Portfolio to Bank of America and the Administrator, respectively, or Bank of America and the Administrator will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company or the Portfolios limits aggregate annual expenses with respect to a Fund (including management, advisory fees and the Funds' pro-rata share of such expenses of their corresponding Portfolios but excluding interest, taxes, brokerage commissions, and certain other expenses) to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million, and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Administrator and Bank of America may assume certain expenses and/or not receive payment of fees of one or more of the Portfolios or Funds, while retaining the ability to be reimbursed by such Portfolios or Funds for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

         The Administrator will bear all expenses in connection with the performance of its services under the administration agreements with the exception of the fees charged by PFPC, for certain fund accounting services which are borne by the Portfolios and the Funds. See "General Information--Custodian and Transfer Agent" below. Expenses borne by the Funds and Portfolios include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, Securities and Exchange Commission fees and state securities qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes, cost of shareholders' reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing fees in connection with the Company's shares are also paid by the Company. See "Distributor and Plan Payments."

         The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Portfolios in connection with the performance of the administration agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

DISTRIBUTOR AND PLAN PAYMENTS

         Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of the Administrator, acts as distributor of the shares of the Company. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Company's shares although it is not obliged to sell any particular amount of shares. The distribution agreement shall continue in effect with respect to each Fund until October 31, 1996. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of such Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment."

         For the fiscal year ended February 28, 1995, the Distributor received $53,285, $186,628 and $114,338 in sales loads in connection with share purchases of the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively, of which the Distributor and various affiliates of Bank of America retained $5,470 and $47,815 respectively, for the Flexible Bond Fund, $121,377 and $165,251, respectively, for the Blue Chip Fund, and $30,504 and $83,884, respectively, for the Asset Allocation Fund.

         For the period from commencement of operations of the particular Fund (January 14, 1994, January 13, 1994 and January 18, 1994 for Flexible Bond, Blue Chip and Asset Allocation Funds, respectively) to February 28, 1994, the Distributor received $14,623, $22,924 and $11,896 in sales loads in connection with share purchases of the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively, of which the Distributor and various affiliates of Bank of America retained $1,628 and $12,995, respectively, for the Flexible Bond Fund, $2,692 and $20,232, respectively, for the Blue Chip Fund, and $2,243 and $9,653, respectively, for the Asset Allocation Fund.

         The Distributor is entitled to payment by the Company for certain shareholder servicing expenses in addition to the sales loads described above and in the Prospectuses under the Shareholder Service Plan (the "Plan") adopted by the Company. Under the Shareholder Service Plan, the Company pays the Distributor, with respect to each of the Flexible Bond, Blue Chip and Asset Allocation Funds, for (a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Funds, and
(b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services, based on the average daily value of the Funds shares beneficially owned by shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

         Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Funds on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Funds necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

         The Shareholder Service Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets during such month of the Flexible Bond, Blue Chip and Asset Allocation Funds, for shareholder servicing expenses. The calculation of a Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of a particular Fund must be in payment for expenses incurred on behalf of the Fund.

         If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment.

However, any unpaid amounts or credits due under the Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         For the fiscal year ended February 28, 1995, the Distributor waived all fees due under the Plan in the amounts of $2,873, $9,721 and $7,754, respectively for the Flexible Bond, Blue Chip and Asset Allocation Funds.

         For the period from commencement of operations of the particular Fund (January 24, 1994, January 13, 1994 and January 18, 1994 for Flexible Bond, Blue Chip and Asset Allocation Funds, respectively) to February 28, 1994, the Distributor waived all fees due under the Plan in the amounts of $36, $146 and $86 respectively for the Flexible Bond, Blue Chip and Asset Allocation Funds.

         Payments for Shareholder Service expenses are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. (Although such provisions are not required by the Rule, the Shareholder Service Plan contains similar provisions to the Rule, including quarterly review by the Board of the Company of amounts expended and the purposes for such expenditures, except that shareholder approval is not required to increase materially the Shareholder Service expenses paid by the Funds.)

         The Shareholder Service Plans are subject to annual re-approval by a majority of the directors who are neither "interested persons" (as that term is defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Shareholder Service Plan (the "Non-Interested Plan Directors") and are terminable at any time with respect to any Fund by a vote of majority of such Directors or by vote of the holders of a majority of the shares of the Fund involved. Any agreement entered into pursuant to the Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the shares of such Fund, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

         The Company understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of Fund shares. These fees would be in addition to any amounts which might be received under the Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

         The following table shows all sales loads, commissions and other compensation received by the Distributor directly or indirectly from each of these Funds during their most recent fiscal year ended February 28, 1995:


                                                          Brokerage
                        Net Under-                        Commissions
                        writing Dis-    Compensation      in connection
                        counts and      on Redemption     with Fund         Other
                        Commissions     and Repurchase    Transactions      Compensation(1)
                        ------------    --------------    -------------     ---------------
Concord Financial
Group, Inc.

 Flexible Bond          $ 5,470         $0                $0                $0
 Fund

 Blue Chip Fund         $121,377        $0                $0                $0

 Asset Allocation       $30,504         $0                $0                $0
  Fund

-------------------

(1) Represents the total of (i) amounts paid to the Administrator for administrative services provided to the Fund (see
         "Management-Administrator" above) and (ii) payments made under the Shareholder Service Plans (see discussion above).


YIELD AND TOTAL RETURN

         From time to time, the yields and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund and a Portfolio), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and may include testimonials as to the investment adviser's capabilities by clients. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to these Funds is generally available by calling (800) 346-2087.

         Yield Calculations. The yield of a Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                       a-b
                          Yield = 2 [(----- + 1)(6) - 1]
                                       cd

         Where:  a = dividends and interest earned during the period.

                 b = expenses accrued for the period (net of
                     reimbursements).

                 c = the average daily number of shares outstanding during
                     the period that were entitled to receive dividends.

                 d = maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund or Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund -- currently 4.50% of the per share offering price.

         Based on the foregoing calculations, the yields of the Flexible Bond and Asset Allocation Funds (after fee waivers and expense reimbursements) for the 30 day period ended February 28, 1995 were 6.96% and 4.07%, respectively.

         Total Return Calculations. The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                              ERV  (1/n)
                                       T = [(-----)  - 1]
                                               P

                     Where: T =   average annual total return.

                          ERV =   ending redeemable value at the end of
                                  the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                           P =    hypothetical initial payment of $1,000.


                           n = period covered by the computation, expressed in terms of years.

         The Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                        ERV
                            aggregate total return = [(----- - 1)]
                                                         P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return quotations reflect the deduction of the maximum sales load charged in connection with the purchase of Fund shares.

         Based on the foregoing calculations, the average annual total returns for the Flexible Bond Fund for the one year period ended February 28, 1995 and for the period January 24, 1994 (commencement of operations) through February 28, 1994 were (2.33)% and (2.33)%, respectively. The aggregate total returns for the Flexible Bond Fund for the same periods were (2.33)% and (5.54)%, respectively.

         Based on the foregoing calculations, the average annual total returns for the Blue Chip Fund for the one year period ended February 28, 1995 and for the period January 13, 1994 (commencement of operations) through February 28, 1994 were 2.75% and N/A, respectively. The aggregate total returns for the Blue Chip Fund for the same periods were 2.75% and (4.69)%, respectively.

         Based on the foregoing calculations, the average annual total returns for the Asset Allocation Fund for the one year period ended February 28, 1995 and for the period January 18, 1994 (commencement of operations) through February 28, 1994 were 0.30% and N/A, respectively. The aggregate total returns for the Asset Allocation Fund for the same periods were 0.30% and (5.54)%, respectively.

         The Funds may also advertise total return data without reflecting the sales load imposed on the purchase of shares of the Funds in accordance with the rules of the Securities and Exchange Commission. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

         The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Company's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-two classes of stock, Classes A through W Common Stock, $.001 par value per share, representing interests in twenty-two separate investment portfolios. Class M represents interests in the Flexible Bond Fund; Class N represents interests in the Blue Chip Fund; and Class O represents interests in the Asset Allocation Fund. The Company's charter also authorizes the Board of Directors to classify or reclassify any particular class of the Company's shares into one or more series.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

         Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular Funds.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

THE PORTFOLIOS

         The Portfolios are separate series of Master Investment Trust, Series I, which was organized October 26, 1992 as a Delaware business trust. The Master Trust's Declaration of Trust authorizes its Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify and reclassify any authorized and unissued shares of beneficial interest into one or more classes of shares. Investors in a Portfolio (such as the Flexible Bond, Blue Chip or Asset Allocation Funds) are entitled to distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Portfolio in which such investor holds beneficial interests. Investors are also entitled to participate in the net distributable assets of the Portfolio in which they hold beneficial interests on liquidation. Beneficial interests have no preemptive rights, conversion or exchange rights.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT

         The Company has appointed PNC Bank, N.A., Broad & Chestnut Streets, Philadelphia, PA 19101 as custodian for the Flexible Bond, Blue Chip and Asset Allocation Funds and their corresponding Portfolios. PFPC, 103 Bellevue Parkway, Wilmington, DE 19809, provides these respective Funds and Portfolios with certain accounting services pursuant to Fund Accounting Services Agreements with the Administrator. Both PNC Bank, N.A. and PFPC are wholly owned subsidiaries of PNC Bancorp, Inc., a bank holding company. Under the Fund Accounting Services Agreement, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company and the Portfolios. The monthly fees charged by PFPC under the Fund Accounting Agreements are borne by the Funds and Portfolios. As custodian of the Company's assets, PNC Bank, N.A., (i) maintains a separate account or accounts in the name of the respective Funds and Portfolios, (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money, (iv) collects and receives income and other payments and distributions on account of portfolio securities, (v) responds to correspondence from security brokers and others relating to their respective duties and (vi) makes periodic reports concerning their duties.

         BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as transfer and dividend disbursing agent for the Funds.

COUNSEL

         Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and the Master Trust and will pass upon the legality of the shares offered hereby.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of each Fund and their corresponding Portfolios for the fiscal year ended February 28, 1996.

REPORTS

         Shareholders will be sent unaudited semi-annual reports describing the Portfolios' and the Funds' investment operations, and annual financial statements together with the reports of the independent accountants of the Portfolios and the Funds.

MISCELLANEOUS

         As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority" of the outstanding shares of a Fund, a Portfolio or a particular series means the affirmative vote of the lesser of (a) more than 50% of the outstanding interests or shares of a Portfolio, Fund or such series, or (b) 67% of the interests or shares of a Portfolio, Fund or series present at a meeting at which more than 50% of the outstanding interests or shares of a Portfolio, Fund or series are represented in person or by proxy.

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 1,044,975,154.790 shares (82.00%); and
Hellman & Freidman Capital Partners II, Limited Partnership, Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 1,216,118,073.700 shares (095.42%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Treasury Fund was as follows: Bank of America Trustee/Custodian for Investing in Horizon Treasury, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 398,540,438.170 shares (68.901%); Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds (L. Goekjian), P.O. Box 91630, Pasadena, CA 91101, 94,279,024.120 shares (16.299%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: Bank of America FM&TS Operat CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 65,745,555.320 shares (23.658%); Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193, 63,974,589.270 shares (23.020%). Security Pacific
State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds, P.O. Box 91630, Pasadena, CA 91101, 56,906,301.540 shares (20.477%); and
Security Pacific Cash Management, c/o Bank of America - GPO M/C 5533, Attn:
Liezel Barangan, 1850 Gateway Boulevard, Concord, CA 94520, 77,003,300 shares (27.709%). At June 15, 1995, the name, address and, share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Fund was as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 263,629,755.130 shares (65.51%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 514,119,226.900 shares (38.76%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 392,983,248.780 shares (29.63%); and Southwest Securities Inc., Attn:
Cashiering, 201 Elm Street, Suite 4300, Dallas, TX 75270, 169,018,910.270 shares (12.74%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America Trustee/Custodian for Investing Horizon Prime, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 385,058,852.030 shares (56.838%); and Bank of America NT&SA, Attn: Kay Warren/Dept. #5596, 1455 Market Street, San Francisco, CA 94103, 57,300,000.00 shares (9.934%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 752,776,315.610 shares (70.26%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management and Trust Services, 701 S. Western Avenue, Glendale, CA 91201, 74,038,082.090 shares (9.835%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 86,407,261.23 shares (11.478%); Security Pacific Cash Management, c/o Bank of America. GPO. M/C 5533 Attn: Liezel Barangan, 1850 Gateway Boulevard, M/C 5533, Concord, CA 94520, 379,755,600.000 shares (50.447%); Security Pacific State Trust Co., Agreement for SecPAC WA Participants, Attn: Cash Sweep Funds (L. Goekjian) P.O. Box 91630, Pasadena, CA 91101, 54,321,621.330 shares (7.216%); and Southwest Securities Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 4300, Dallas, TX 75270, 130,146,660.030 shares (17.289%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 12,233,845.190 shares (39.73%); Southwest Securities Inc.,
Attn: Cashiering, 1201 Elm Street, Suite 4300, Dallas, TX, 75270, 10,387,253.930 shares (33.73%); and Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 6,515,635.730 shares (21.16%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America Custodian For Investing in Horizon Tax- Exempt Money Fund, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 19201, 129,582,555.65 shares (38.576%);

Continental Bank National Association Custodian for the Benefit of Custodian Co. Attn: Mary Chester, 231 South LaSalle Street, 6Q, Chicago, IL 60697, 152,699,416.270 shares (45.458%); and Maine Midland Bank NA, Investment Services, 17th Floor, Attn: Christine Mincel, One Marine Midland Center, Buffalo, NY 14203, 21,684,672.980 shares (6.455%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the Tax-Exempt Money Fund were as follows: Furman C. Moseley and Susan R. Moseley Tenn. In Common, 1201 3rd Avenue, Box 7C, Seattle, WA 98101, 4,165,513.060 shares (9.91%); Omnibus A/C for the shareholder accounts maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,398,544.590 shares (53.31%); and Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services Inc. Attn: First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 3,494,305.180 shares (8.31%).
At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the
Tax-Exempt Money Fund were as follows:   BA Investment Services Inc., 555
California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 1,362,028.590 shares (5.260%); Bank of America FM&TS Oper. CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 2,293,907.40 shares (8.859%); and Southwest Securities, Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 430, Dallas, TX 75270, 21,021,580.530 shares (81.187%). At June 15, 1955, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows:
Bank of America, NT&SA, The Private Bank, Attn: ACI Unit #8329, 701 S. Western Avenue, Glendale, CA 91201, 79,875,532.090 shares (22.71%); Bank of America State Trust Co., 299 N. Euclid Avenue., Pasadena, CA 91101, 64,756,966.280 shares (18.41%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 170,940,404.650 shares (48.60%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Government Fund were as follows: Bank of America NT&SA Trustee/Custodian for Investing in Horizon Shares of the Government Fund, Attn:
Cynthia Beauvais, 701 South Western Avenue., Glendale, CA 91201, 9,327,446.350 shares (5.028%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 28,063,486.740 shares (15.129%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 24,227,801.980 shares (13.061%); County of Orange, Matt Raabe, P.O. Box 4515, Santa Ana, CA 92702,

10,000,000.000 shares (5.391%); Cypress Insurance Co., Attn: Larry Tetzloff, 9290 W. Dodge Road, Omaha, NE 68124, 9,996,515.930 shares (5.389%); Harr & Co.,
c/o Bank of New York, Attn: Bimal Sana, Spec. Prec. Dept., One Wall Street, 5th Floor, New York, NY 10286, 14,000,000.000 shares (7.547%); Micron Electronics Inc., Attn: Debbie Meigand, 900 East Karcher Road, Nanpa, ID 83687, 16,080,510.14 shares (8.669%); and Silocin Magic Corp., Attn: Meng A. Lim, 20300 Stevens Creek Boulevard., Suite 400, Cupertino, CA 95014, 18,058,262.110 shares (9.735%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Spacelabs Medical, Inc., Attn:
Scott Bender, P.O. Box 97013, Redmond, WA 98073, 14,572,000.000 shares (5.70%);
Good Health Plan of WA, Attn: Tsai Cheng, 1501 9th Avenue, Suite 500, Seattle, WA 98101, 16,584,866.580 shares (6.49%); Omnibus A/C for the Shareholder Accounts maintained by Concord. Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 68,555,257.020 shares (26.85%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the Horizon Service Shares of the Government Fund were as follows: Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193-8600, 35,849,966.050 shares (52.294%); and Capital Network Services, Attn: Donna M. Howell, One Bush Street, 11th Floor, San Francisco, CA 94104-4425, 23,929,840.440 shares (34.906%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the Pacific Horizon Shares of the Treasury Only Fund were as follows: Bank of America NT&SA, the Private Bank, Attn: ACI Unit 48329, 701 South Western Avenue, Glendale, CA 91201, 48,516,900.490 shares (31.68%) Bank of America State Trust Co., 299 N.
Euclid Avenue, Pasadena, CA 91101, 22,350,831.320 shares (14.59%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 69,016,521.500 shares (45.06%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: National Home Mortgage Corp.,
Attn: Mortgage Banking Treasury Operations, 5565 Morehouse Drive, 3rd Floor, San Diego, CA 92121, 12,147.667,580 shares (9.42%); Comcare, Inc., 4001 N. 3rd
Street, Suite 120, Phoenix, AZ 85012, 26,230,243.620 shares (20.34%); and
Omnibus A/C For the Shareholder Accounts Maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 21,883,084.450 shares (16.97%). At June 16,
1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows:

BA Investment Service Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 6,403,628.120 shares (28.679%); Bank of America NT&SA Trustee/Custodian for Investing in Horizon Service Shares of the Treasury Only Fund, Attn: Cynthia Beauvais, 701 South Western Avenue, Glendale, CA 91201, 3,501,414.020 shares (15.681%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 5,420,893.150 shares (24.277%); Fair
Isaac & Co., Attn: Christine Tam, 120 North Redwood, San Rapheal, CA 94903-1996, 1,338,800.750 shares (5.996%); Foothill/Eastern Transportation Corridor Agency,
Attn: Laura Barker, 201 East Sandpot, Suite 200, Santa Anna, CA 92707, 2,559,586.380 shares (11.463%); and Nexus, Attn: Kathleen Menace, P.O. Box 60637, Sunnyvale, CA 94088-0637, 2,525,153.380 shares (11.309%). At June 15,
1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Value Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 16,383,467.170 shares (26.45%); and Bank of America State Trust Co., Attn: Leon Goekjian, P.O. Box 91630, Pasadena, CA 91101, 45,078,465.290 shares (72.79%). At
June 16, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Shares of the Prime Value Fund was as follows: Tice & Co., c/o M&T, Attn: Cash Management Clerk, 8th Floor, P.O. Box 1377, Buffalo, NY 14240, 453,078,561.590 shares (93.510%). At June 15,
1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 204,443,886.590 shares (22.07%). At June 15,
1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: Leo Zuckerman Trust, DTD 12-11-91,4444 Viewridge Avenue, San Diego, CA 92123, 4,850,877.280 shares (5.35%); and Omnibus A/C for the Shareholder Accounts Maintained by Concord Financial Services Inc. Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 13,391,453.970 shares (14.77%). At June 16, 1995, the name, address and share ownership of the entity which held beneficially more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., 555 California Street, 4th Floor, Dept. #4337, San Francisco, CA 94109, 13,792,509.310 shares (99.206%). At June 15, 1995, the name, address and shares ownership of the entities which held of record more than 5% of the outstanding shares of the Flexible Bond Fund were as follows:
Peter F. Smith and Jacquelyn L.

Smith, JTWROS, 1785 C. Blodgett Road, Mount Vernon, WA 98273, 13,973.917 shares (5.58%); and BA Investment Services, Inc., FBO 200724011, 185 Berry Street, 3rd Floor #2640, San Francisco, CA 94104, 22,436.531 shares (8.96%). At June 15,
1995 the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Asset Allocation Fund was as follows: Bank of America, Texas AATTEE. National-O'Neill Supplemental Savings Plan, Attn: Mutual Funds (81-6-01005-0), P.O. Box 94627, Pasadena, CA 91109, 24,289,973 shares (5.07%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc. FBO 405084421, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 26,336.154 shares (8.31%); and BA Investment Services, Inc., FBO 405266591, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 25,034.024 shares (7.90%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Corporate Bond Fund were as follows: Dean Witter Reynolds Inc., 5 World Trade Center, 4th Floor, Attn: 5th O Div., New York, NY 10048, 138,820.000 shares (6.93%); and Smith Barney Shearson, Inc., 333 W. 39th Street, 8th Floor, New York, NY 10001, 148,925.482 shares (7.43%).

         At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

         The Prospectuses relating to the Funds and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

FINANCIAL STATEMENTS AND EXPERTS

         The Annual Reports for the Funds and the Portfolios for the fiscal year ended February 28, 1995 accompanies this Statement of Additional Information. The financial statements and notes thereto in the Annual Reports are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.


         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.


         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

         "A2" - Obligations are supported by a good capacity for timely repayment.

         "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

         "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

         "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC" "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

         "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


         As stated in the Prospectuses, the Portfolios corresponding to the Flexible Bond Fund, Blue Chip Fund and Asset Allocation Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.  INTEREST RATE FUTURES CONTRACTS

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Portfolio may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Portfolio would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Portfolio corresponding to the Flexible Bond Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Portfolio might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Portfolio in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Futures Contract Purchase. A Portfolio would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Portfolio's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Portfolio would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Portfolio may purchase.

         For example, assume that the market price of a long-term bond that the Portfolio corresponding to the Flexible Bond Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Portfolio might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Portfolio would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Portfolio pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

         The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Portfolio would continue with its purchase program for long-term bonds. The market price of available long- term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Portfolio would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.   STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         The Portfolios corresponding to the Blue Chip Fund and Asset Allocation Fund will sell stock index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. The Portfolios may do so either to hedge the value of their respective portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Portfolios will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Portfolios will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, the Portfolios corresponding to the Blue Chip Fund and Asset Allocation Fund may utilize stock index futures contracts in anticipation of changes in the composition of their respective portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Portfolios may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price


    Portfolio                                          Futures
    ---------                                          -------
                                                   -Day Hedge is Placed-

Anticipate Buying $62,500                              Buying 1 Index Futures
    Blue Chip Fund                                      at 125
                                                       Value of Futures =
                                                             $62,500/Contract

                                                   -Day Hedge is Lifted-

Buy Blue Chip Fund with                            Sell 1 Index Futures at 130
  Actual Cost = $65,000                              Value of Futures = $65,000/
Increase in Purchase Price =                             Contract
    $2,500                                             Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0


    Portfolio                                          Futures
    ---------                                          -------
                                                   -Day Hedge is Placed-

Anticipate Selling $1,000,000                          Sell 16 Index Futures at 125
    Blue Chip Fund                                 Value of Futures = $1,000,000

                                                   -Day Hedge is Lifted-

Blue Chip Fund-Own                                 Buy 16 Index Futures at 120
    Stock with Value = $960,000                        Value of Futures = $960,000
    Loss in Fund Value = $40,000                   Gain on Futures = $40,000



                 If, however, the market moved in the opposite direction, that is, market value decreased and a Portfolio had entered into an anticipatory purchase hedge, or market value increased and a Portfolio had hedged its stock portfolio, the results of the Portfolio's transactions in stock index futures would be as set forth below.

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price

    Portfolio                                          Futures
    ---------                                          -------
                                                   -Day Hedge is Placed-
Anticipate Buying $62,500                              Buying 1 Index Futures at 125
    Blue Chip Fund                                 Value of Futures = $62,500/
                                                            Contract

                                                   -Day Hedge is Lifted-

Buy Blue Chip Fund with                            Sell 1 Index Futures at 120
  Actual Cost - $60,000                              Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                         Contract
                                                   Loss on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0


    Portfolio                                          Futures
    ---------                                          -------
                                                   -Day Hedge is Placed-

Anticipate Selling $1,000,000                      Sell 16 Index Futures at 125
Blue Chip Fund                                     Value of Futures = $1,000,000

                                                   -Day Hedge is Lifted-

Blue Chip Fund-Own                                 Buy 16 Index Futures at 130
    Stock with Value = $1,040,000                      Value of Futures = $1,040,000
    Gain in Fund Value = $40,000                   Loss of Futures = $40,000


III.  MARGIN PAYMENTS

         Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Portfolio's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures in the Portfolios as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Portfolio involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Portfolio is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

V.   OPTIONS ON FUTURES CONTRACTS

         Each Portfolio may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolios because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Portfolios do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VI.  OTHER HEDGING TRANSACTIONS

         The Portfolios corresponding to the Blue Chip, Flexible Bond and Asset Allocation Funds presently intend to use interest rate futures contracts and, additionally, the Portfolios corresponding to the Blue Chip and Asset Allocation Funds presently intend to use stock index futures contract in connection with their hedging activities. Nevertheless, each of these Portfolios is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Portfolios' hedging strategies if, in the judgment of the investment adviser, transactions therein are necessary or advisable.

VII.  ACCOUNTING AND TAX TREATMENT

         Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

         Generally, futures contracts and options on futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by a Portfolio in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

         With respect to the Portfolios corresponding to the Flexible Bond Fund and Asset Allocation Fund, some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that such Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

         Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

         An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three moths: (1) stock and securities (as defined in section 2(a)(36) of the Investment Company Act of 1940); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                          PACIFIC HORIZON FUNDS, INC.
                                (THE "COMPANY")
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
                          NATIONAL MUNICIPAL BOND FUND

                                  JULY 1, 1995
                         (AS REVISED DECEMBER 8, 1995)


                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
The Company . . . . . . . . . . . . . . . . . . . . . . . . . .      2
Investment Objectives and Policies  . . . . . . . . . . . . . .      2
Additional Purchase and Redemption Information  . . . . . . . .     14
Additional Information Concerning Taxes . . . . . . . . . . . .     21
Management  . . . . . . . . . . . . . . . . . . . . . . . . . .     24
General Information . . . . . . . . . . . . . . . . . . . . . .     46
Appendix A  . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1
Appendix B  . . . . . . . . . . . . . . . . . . . . . . . . . .    B-1


         This Statement of Additional Information applies to the Pacific Horizon National Municipal Bond Fund (the "Fund") of the Company. This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated July 1, 1995, as may from time to time be revised (the "Prospectus"), which describes the Fund. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by calling Concord Financial Group, Inc. at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                                  THE COMPANY

         The Company was organized on October 27, 1982 as a Maryland corporation.

         The Fund commenced operations on January 28, 1994. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified investment portfolio of an open-end management investment company (the "Portfolio") having the same investment objective as that of the Fund.

         The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Prospectus for the Fund describes the investment objective of the Fund and the Portfolio. Since the investment characteristics of the Fund will correspond to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. The following information supplements and should be read in conjunction with the description of the investment objective and policies for the Portfolio in the Prospectus for the Fund.

PORTFOLIO TRANSACTIONS

         The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal year ended February 28, 1995, and for the period from January 28, 1994 (commencement of operations) through February 28, 1994, the portfolio turnover rate for the Portfolio was 6.19% and 0%, respectively.

         Subject to the general control of the Portfolio's Board of Trustees, Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Portfolio. Securities purchased and sold by the Portfolio are generally principal transactions without brokerage commissions. The cost of securities purchased by the Portfolio from underwriters generally includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the fiscal year ended February 28, 1995, and for the period from January
28, 1994 (commencement of operations) through February 28, 1994, the Portfolio paid no brokerage commissions.

         In executing portfolio transactions and selecting brokers or dealers, it is the Portfolio's policy to seek the best overall terms available. The Investment Advisory Agreement between the Portfolio and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes Bank of America, subject to the approval of the Board of Trustees of the Portfolio, to cause the Portfolio to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the Fund, Company or Portfolio. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Portfolio may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

         Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving both the Company, the Portfolio and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company and the Portfolio. In connection with its investment management services with respect to the

Portfolio, Bank of America will not acquire certificates of deposit or other securities issued by itself or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations.
In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, the Portfolio, Bank of America, the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

         The Portfolio may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolio will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Trustees of the Portfolio, believes such practice to be in the interest of the Portfolio.

         To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Portfolio with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

         The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1995: (a) the Treasury Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $95,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $95,000,000; (b) the Prime Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $l00,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $120,000,000; Morgan Stanley Group, Inc., Daily Variable Rate Master Note in the principal amount of $120,000,000; Bear Stearns Co., Inc., Series B, Monthly Variable Rate Note in the principal amount of $100,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $120,000,000; (c) the Government Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $40,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $40,000,000; and (d) the Prime Value Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $7,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $7,000,000;

Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $8,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $8,000,000.

         Merrill Lynch & Co., Inc., Goldman Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT INFORMATION

         Municipal Securities. The Portfolio currently intends that under ordinary market conditions 80% of its total assets will be invested in municipal securities. This is not, however, a fundamental investment policy.

         Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds (including industrial development bonds under prior law) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular Federal income tax.

         The Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Portfolio may also purchase tax-exempt commercial paper.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Fitch Investor's Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ( "D&P") represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while

Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced. The Portfolio's investment adviser will consider such an event in determining whether the Portfolio should continue to hold the obligation.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations a class of whose securities is registered under the Securities Exchange Act of 1934.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the Fund's Prospectus under "Tax Information.") Proposals to further restrict or eliminate the tax benefits of municipal securities, while pending or if enacted, might materially adversely affect the availability of Municipal Securities for investment by the Portfolio and the liquidity and value of the Portfolio. In such an event, the Portfolio and the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.


SHORT-TERM INVESTMENTS

         As stated in the Fund's Prospectus, Bank of America may make short-term investments pending investment, during temporary defensive periods, or if, in the opinion of Bank of America, suitable tax-exempt obligations are unavailable. The income earned from such investments may be taxable and therefore not included in the "exempt-interest" dividends the Fund may pay. The following discussion supplements the description of such investments in the Prospectus.

         Bank Certificates of Deposit and Bankers' Acceptances. Certificates of deposit and bankers' acceptances are eligible investments for the Portfolio, as described in the Fund's Prospectus. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers acceptances will be dollar-denominated obligations of domestic or foreign banks or financial institutions with total assets at the time of purchase in excess of $2.5 billion.

         Commercial Paper and Short-Term Notes. The Portfolio may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by S&P, Prime-2 or higher by Moody's, or similarly rated by another nationally recognized statistical rating organization ("NRSRO"); or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board of Trustees of the Portfolio. These rating symbols are described in Appendix A.

         Repurchase Agreements. The Portfolio is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Portfolio acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Portfolio to resell such securities at a mutually agreed upon date and price. Repurchase agreements maturing in more than seven days will not exceed 15% of the value of the total assets of the Portfolio. The Portfolio is not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or sub-custodian of the Portfolio or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, the Portfolio would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Portfolio's rights with respect to such securities to be delayed or limited. Income from repurchase agreements is taxable and therefore not included in the "exempt-interest" dividends which the Fund will pay. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

         U.S. Government Obligations. The Portfolio is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

         Reverse Repurchase Agreements. As described in the Prospectus, the Portfolio is permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Whenever the Portfolio enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and Bank of America will subsequently continuously monitor the account for maintenance of such equivalent value. The Portfolio intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.


OTHER INVESTMENTS

         Variable and Floating Rate Instruments. The Portfolio may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Portfolio, Bank of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Portfolio. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to the Portfolio's 15% limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

         Zero Coupon Securities. The Portfolio may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity.

         The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interests rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit quality that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).

         When-Issued Securities, Forward Commitments and Delayed Settlements. The Portfolio may purchase securities on a "when-issued," forward commitment or delayed settlement basis. When the Portfolio agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of the Portfolio will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Portfolio does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of the Portfolio's net assets.

         The Portfolio will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date.

In these cases the Portfolio may realize a taxable capital gain or loss.

         When the Portfolio engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a "stand-by commitment," a dealer agrees to purchase from the Portfolio, at the Portfolio's option, specified Municipal Securities at a specified price. "Stand-by commitments" acquired by the Portfolio may also be referred to in this Statement of Additional Information as "put" options.

         The amount payable to the Portfolio upon its exercise of a "stand-by commitment" is normally (i) the Portfolio's acquisition cost of the Municipal Securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Portfolio only with the instrument involved.

         The Portfolio expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by the Portfolio will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

         The Portfolio intends to obtain "stand-by commitments" only from dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

         The Portfolio would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal

Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Portfolio. "Stand-by commitments" which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

OTHER INVESTMENT LIMITATIONS

         The Prospectus for the Fund sets forth or summarizes certain fundamental policies that may not be changed with respect to the Fund or the Portfolio without the affirmative vote of the holders of the majority of the Fund's outstanding shares or the Portfolio's outstanding interests (as defined below under "General Information - Shareholder Vote"). The following is a list of additional fundamental policies which may not be changed with respect to the Fund or the Portfolio without such a vote.

         NEITHER THE FUND NOR THE PORTFOLIO MAY:

         1. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and that all of the assets of the Fund may be invested in the Portfolio or another investment company.

         2. Purchase or sell real estate (however, the Portfolio may, to the extent appropriate to its investment objective, purchase securities issued by the U.S. Government, its agencies and instrumentalities, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

         3. Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Portfolio for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

         4. Underwrite the securities of other issuers, except that all of the assets of the Fund may be invested in the Portfolio or another investment company.

         5. Purchase securities of companies for the purpose of exercising control.

         6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the Portfolio may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities), but may enter into futures contracts and options thereon in accordance with its Prospectus.

         7. Acquire any other investment company or investment company security except as provided for in the Investment Company Act of 1940; provided that all of the assets of the Fund may be invested in the Portfolio or another investment company.

         8. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Portfolio may acquire standby commitments with respect to its Municipal Securities and may enter into futures contracts and options thereon to the extent disclosed in the Prospectus and this Statement of Additional Information.

         If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

         In order to permit the Fund to sell its shares in certain states, the Company or the Portfolio may make commitments more restrictive than the investment policies and limitations described above. As of the date of this Statement of Additional Information, the following such commitments have been made:

         1.   The Portfolio will not invest in oil, gas or mineral leases.

         2. The Portfolio will not purchase or sell real property, including limited partnership interests, but excluding readily marketable interests in real estate investment trusts ("REITS") or readily marketable securities of companies that invest in real estate investments in real estate limited partnerships.

         3. The Portfolio will not purchase or retain the securities of any issuer if the Officers or Trustees of the Portfolio or its investment adviser, owning beneficially more than one half of one percent of the securities of an issuer together own beneficially more than 5% of the securities of that issuer.

         4. The Portfolio will not invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         If the Portfolio determines that a commitment that has been made is no longer in its best interests, it will revoke the commitment and notify the Fund that it has done so. In such an event, the Fund may no longer be able to sell its shares in the state where such commitment has been revoked.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectus. The net asset value of the Portfolio is determined at the same time and on the same days as the net asset values per share of the Fund is determined. The net asset value of the Fund is equal to the Fund's pro rata share of the total investments and other assets of the Portfolio, less any liabilities with respect to the Fund, including the Fund's pro rata share of the Portfolio's liabilities. Additional information is contained below.

         The Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by the Portfolio's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity and to be valued on the amortized cost basis only during the final 60 days of its maturity, the market value on the 61st day prior to maturity. Thereafter the Master Trust assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

SUPPLEMENTARY PURCHASE INFORMATION

         For the purpose of applying the Right of Accumulation or Letter of Intent privileges described in the Prospectus, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for the Fund's Exchange Privilege.

         The computation of the hypothetical offering price per share for the Fund based on the value of the Fund's net assets on February 28, 1995 and the Fund's outstanding securities on such date is as follows:

                          NATIONAL MUNICIPAL BOND FUND

Net Assets                                                            $2,519,992

Outstanding Securities                                                   261,439

Net Asset Value Per Share                                             $     9.64

Sales Charge - 4.50% of
  offering price (4.71% of
  net asset value per share)                                          $     0.45

Offering Price to Public                                              $    10.09


SUPPLEMENTARY REDEMPTION INFORMATION

         Shares of the Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. (Eastern time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the Fund are priced and the proceeds will normally be wired in federal funds on the next business day thereafter. Redemption proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909. Such request must be signed by each shareholder, with each signature guaranteed as described in the Fund's Prospectus. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors in the Fund redeeming by Check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver Checks directly to the Transfer Agent, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus Ohio 43219-3035, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. The Check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Fund's Prospectus.

         Because dividends on the Fund accrue daily, Checks should not be used to close an account, as a small balance is likely to result.

         Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

SUPPLEMENTARY PURCHASE AND REDEMPTION INFORMATION:

         In General. As described in the Prospectus, Fund shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the Prospectus. Purchase orders will be effected only on business days.

         Shares in the Fund are sold with a sales load. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

         Persons wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

         Initial purchases of shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the Fund; the investor's portfolio account number; and the investor's name.

         For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

         Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds. Shareholders may also exchange all or a part of their Pacific Horizon Shares for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B, C and D below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

         A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds or the Time Horizon Funds.

         B. Shares of any investment portfolio in the Pacific Horizon Family of Funds or the Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

         C. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

         D. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund.

         Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific Horizon Family or the Time Horizon Funds which are sold with a sales load.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

         Miscellaneous. Certificates for shares will not be issued.

         Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

         A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which the New York Stock Exchange is open for trading. In 1996, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of the Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

         If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property. Additionally, the Company has made an undertaking to the State of Texas that it may only make payment of such proceeds wholly or in part in "readily marketable" securities or other property. (If the Company determines that such undertaking is no longer in its best interests, it will revoke the commitment. In such an event, the Fund may no longer be able to sell its shares in the State of Texas.) In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.


                    ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL

         The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities i.e., exempt-interest dividends) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any), net of certain deductions for each taxable year. The Fund's policy is to pay each year as exempt-interest dividends substantially all the Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year. In order for the Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations.

         Exempt-interest dividends may be treated by shareholders of the Fund as items of interest excludable from their gross income under Section 103(a) of the Code. However, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Fund. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders.

         In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund will be taxed on its undistributed investment company taxable income, if any.

         The Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "Short-Short test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. See
Appendix B -- "Accounting and Tax Treatment" for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the Short-Short test.

         Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail currently to distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds upon sale paid to shareholders (i) who have failed to provide either a correct tax identification number in the manner provided, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or (iii) who have failed to certify to the Company either that they are subject to backup withholding when they are required to do so or that they are "exempt recipients."

         At February 28, 1995, the Fund had capital loss carryforwards of $3,632, which will expire in fiscal 2003. To the extent provided by the regulations in the Code, these capital loss carryforwards will be used to offset future capital gains on securities transactions. As such, it is probable that the gains so offset will not be distributed to shareholders.

TAXATION OF THE PORTFOLIO

         Management of the Portfolio intends for the Portfolio to be treated as a partnership rather than as a regulated investment company or a corporation under the Code. As a partnership under the Code, any interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to its investors regardless whether any amounts are actually distributed by the Portfolio.

         Each investor in the Portfolio will be taxed on its share (as determined in accordance with the governing instruments of the Portfolio) of the Portfolio's ordinary income and capital gains in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy Code requirements applicable to regulated investment companies, assuming that the investor invested all of its assets in the Portfolio.

OTHER INFORMATION

         Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

         Because state and local tax consequences may be different from the Federal tax consequences described above, shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.


                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY

         The directors and officers of the Company, their addresses, ages and principal occupations during the past five years are:

                                                     Position with
Name and Address                    Age              Company                         Principal Occupations
----------------                    ---              -------                         ---------------------
Thomas M. Collins                   61               Director                        Of counsel, law firm of
McDermott & Trayner                                                                  McDermott & Trayner;
225 S. Lake Avenue                                                                   Partner of the law firm
Suite 410                                                                            of Musick, Peeler &
Pasadena, CA 91101-3005                                                              Garrett (until April,
                                                                                     1993); Trustee, Master
                                                                                     Investment Trust Series I
                                                                                     and Master Investment
                                                                                     Trust, Series II
                                                                                     (registered investment
                                                                                     companies) (since 1993);
                                                                                     former Director, Bunker
                                                                                     Hill Income Securities,
                                                                                     Inc. (registered
                                                                                     investment company)
                                                                                     through 1991.

Douglas B. Fletcher                 70               Vice Chairman                   Chairman of the Board and
Fletcher Capital                                     of the Board                    Chief Executive Officer,
Advisors Incorporated                                                                Fletcher Capital
4 Upper Newport Plaza                                                                Advisors, Incorporated,
Suite 100                                                                            (registered investment
Newport Beach, CA 92660-2629                                                         adviser) 1991 to date;
                                                                                     Partner, 1991 Newport
                                                                                     Partners (private venture
                                                                                     capital firm), 1981 to
                                                                                     date; Chairman of the
                                                                                     Board and Chief Executive
                                                                                     Officer, First Pacific
                                                                                     Advisors, Inc.
                                                                                     (registered investment
                                                                                     adviser) and seven
                                                                                     investment companies
                                                                                     under its management,
                                                                                     prior to 1983; former
                                                                                     Allied Member, New York
                                                                                     Stock Exchange; Chairman
                                                                                     of the Board of FPA
                                                                                     Paramount Fund, Inc.
                                                                                     through 1984; Director,
                                                                                     TIS Mortgage Investment
                                                                                     Company (real estate
                                                                                     investment trust);
                                                                                     Trustee and former Vice
                                                                                     Chairman of the Board,
                                                                                     Clare mont McKenna
                                                                                     College; Chartered
                                                                                     Financial Analyst.

Robert E. Greeley                   62               Director                        Chairman, Page Mill
Page Mill Asset                                                                      Asset Management (a
  Management                                                                         private investment
433 California Street                                                                company) since 1991;
Suite 900                                                                            Manager, Corporate
San Francisco, CA 94104                                                              Investments, Hewlett
                                                                                     Packard Company from

                                                     Position with
Name and Address                    Age              Company                         Principal Occupations
----------------                    ---              -------                         ---------------------
                                                                                     1979 to 1991; Trustee,
                                                                                     Master Investment Trust,
                                                                                     Series I and Master
                                                                                     Investment Trust, Series
                                                                                     II (since 1993);
                                                                                     Director, Morgan Grenfell
                                                                                     Small Cap Fund (since
                                                                                     1986); former Director,
                                                                                     Bunker Hill Income
                                                                                     Securities, Inc. (since
                                                                                     1989) (registered
                                                                                     investment companies);
                                                                                     former Trustee,
                                                                                     SunAmerica Fund Group
                                                                                     (previously Equitec
                                                                                     Siebel Fund Group) from
                                                                                     1984 to 1992.

Kermit O. Hanson                    79               Director                        Vice Chairman of the
17760 14th Ave., N.W.                                                                Advisory Board, 1988 to
Seattle, WA 98177                                                                    date, Executive Director,
                                                                                     1977 to 1988, Pacific Rim
                                                                                     Bankers Program (a
                                                                                     non-profit educational
                                                                                     institution); Dean
                                                                                     Emeritus, 1981 to date,
                                                                                     Dean, 1964-81, Graduate
                                                                                     School of Business
                                                                                     Administration,
                                                                                     University of Washington;
                                                                                     Director, Washington
                                                                                     Federal Savings & Loan
                                                                                     Association; Trustee,
                                                                                     Seafirst Retirement Funds
                                                                                     (since 1993) (registered
                                                                                     investment company).

Cornelius J. Pings*                 66               Chairman of                     President, Association of
Association of American                              the Board and                   American Universities,
    Universities                                     President                       February 1993 to date;
One DuPont Circle                                                                    Provost, 1982 to January
Suite 730                                                                            1993, Senior Vice
Washington, DC 20036                                                                 President for Academic
                                                                                     Affairs, 1981 to January
                                                                                     1993, University of
                                                                                     Southern California;
                                                                                     Trustee, Master
                                                                                     Investment Trust, Series
                                                                                     I and Master Investment
                                                                                     Trust, Series II (since
                                                                                     1995).

                                                     Position with
Name and Address                    Age              Company                         Principal Occupations
----------------                    ---              -------                         ---------------------
Kenneth L. Trefftzs                 83               Director                        Private Investor;
11131 Briarcliff Drive                                                               formerly Distinguished
San Diego, CA 92131-1329                                                             Emeritus Professor of
                                                                                     Finance and Chairman of
                                                                                     the Department of Finance
                                                                                     and Business Economics of
                                                                                     the Graduate School of
                                                                                     Business of the
                                                                                     University of Southern
                                                                                     California; former
                                                                                     Director, Metro Goldwyn
                                                                                     Mayer, Inc.; Director,
                                                                                     Fremont General
                                                                                     Corporation (insurance
                                                                                     and financial services
                                                                                     holding company);
                                                                                     Director, Source Capital,
                                                                                     Inc. (closed-end
                                                                                     investment company);
                                                                                     Director of three
                                                                                     open-end investment
                                                                                     companies managed by
                                                                                     First Pacific Advisors,
                                                                                     Inc.; formerly Chairman
                                                                                     of the Board of Directors
                                                                                     (or Trustees) of nineteen
                                                                                     investment companies
                                                                                     managed by American
                                                                                     Capital Asset Management,
                                                                                     Inc.

Richard E. Stierwalt                40               Executive                       Chairman of the Board and
125 W. 55th Street                                   Vice President                  Chief Executive Officer,
New York, NY 10019                                                                   July 1993 to date, prior
                                                                                     thereto Senior Director,
                                                                                     Managing Director and
                                                                                     Chief Executive Officer
                                                                                     of the Administrator and
                                                                                     Distributor, February
                                                                                     1987 to July 1993;
                                                                                     President, Master
                                                                                     Investment Trust, Series
                                                                                     I, Master Investment
                                                                                     Trust, Series II and
                                                                                     Seafirst Retirement Funds
                                                                                     (since 1993); First Vice
                                                                                     President, Trust
                                                                                     Operation Administration,
                                                                                     Security Pacific National
                                                                                     Bank, 1983-1987.

                                                     Position with
Name and Address                    Age              Company                         Principal Occupations
----------------                    ---              -------                         ---------------------
William B. Blundin                  57               Executive Vice                  Vice Chairman, July 1993
125 W. 55th Street                                   President                       to date, prior thereto
New York, NY  10019                                                                  Director and President of
                                                                                     the Administrator and
                                                                                     Distributor, February
                                                                                     1987 to July 1993;
                                                                                     Executive Vice President,
                                                                                     Master Investment Trust,
                                                                                     Series II and Seafirst
                                                                                     Retirement Funds (since
                                                                                     1993); Senior Vice
                                                                                     President, Shearson
                                                                                     Lehman Brothers,
                                                                                     1978-1987.

Irimga McKay                        35               Vice                            Senior Vice President,
7863 Girard Avenue                                   President                       July 1993 to date, prior
Suite 306                                                                            thereto First Vice
La Jolla, CA 92037                                                                   President of the
                                                                                     Administrator and
                                                                                     Distributor, November
                                                                                     1988 to July 1993; Vice
                                                                                     President, Master
                                                                                     Investment Trust, Series
                                                                                     II and Seafirst
                                                                                     Retirement Funds (since
                                                                                     1993); Regional Vice
                                                                                     President, Continental
                                                                                     Equities, June 1987 to
                                                                                     November 1988; Assistant
                                                                                     Wholesaler, VMS Realty
                                                                                     Partners (a real estate
                                                                                     limited partnership), May
                                                                                     1986 to June 1987.

W. Eugene Spurbeck                  39               Assistant Vice                  Manager of Client
BISYS Fund Services                                  President                       Services of the
515 Figueroa Street                                                                  Administrator (1993 to
Suite 335                                                                            date); Assistant Vice
Los Angeles, CA 92307                                                                President, Master
                                                                                     Investment Trust, Series
                                                                                     II; Vice President,
                                                                                     Seafirst Retirement Funds
                                                                                     (since 1995); Vice
                                                                                     President of Retail
                                                                                     Lending Operations Banc
                                                                                     One (1989 to 1993).

Martin R. Dean                      31               Treasurer                       Manager of Fund
3435 Stelzer Road                                                                    Accounting of BISYS Fund
Columbus, OH  43219                                                                  Services, May 1994 to
                                                                                     Present; Treasurer,
                                                                                     Master Investment Trust,
                                                                                     Series II and Seafirst
                                                                                     Retirement Funds (since
                                                                                     1995); Senior Manager at

                                                     Position with
Name and Address                    Age              Company                         Principal Occupations
----------------                    ---              -------                         ---------------------
                                                                                     KPMG Peat Marwick
                                                                                     previously 1990-1994.

W. Bruce McConnel, III              52               Secretary                       Partner of the law firm
1345 Chestnut Street                                                                 of Drinker Biddle &
Philadelphia National Bank                                                           Reath.  Secretary,
Building, Suite 1100                                                                 Master Investment Trust,
Philadelphia, PA 19107                                                               Series I, Master
                                                                                     Investment Trust, Series
                                                                                     II and Seafirst
                                                                                     Retirement Funds

George O. Martinez                  35               Assistant                       Senior Vice President and
3435 Stelzer Road                                    Secretary                       Director of Legal and
Columbus, OH 43219                                                                   Compliance Services, of
                                                                                     the Administrator. since
                                                                                     April 1995; Assistant
                                                                                     Secretary, Master
                                                                                     Investment Trust, Series
                                                                                     II and Seafirst
                                                                                     Retirement Funds (since
                                                                                     1995); prior thereto,
                                                                                     Vice President and
                                                                                     Associate General
                                                                                     Counsel, Alliance Capital
                                                                                     Management, L.P.

--------------
*   Mr. Pings is an "interested director" of the Company as defined in the 1940
Act.


         The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Trefftzs. The Board does not have an Executive Committee.

         Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in consideration of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in severance until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Fund, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

         For the fiscal year ended February 28, 1995, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $334,168. Of that amount, $27,065 was allocated to the Fund. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

         Under a retirement plan approved by the Board, including a majority of its directors who are not "interested persons" of the Company, effective March 1, 1995, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director provided as Chairman of the Board.

         Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

         In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

         In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

         The obligation of the Company to pay benefits to a former director is neither secured nor funded by this Company but shall be binding upon its successors in interest. The payment of such benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

TRUSTEES AND OFFICERS OF MASTER INVESTMENT TRUST, SERIES II

         The trustees and officers of Master Investment Trust, Series II (the "Master Trust"), a Delaware business trust of which the Portfolio is a series, their addresses, ages and principal occupation during the past five years are:

                                                     Position with
Name and Address                    Age              Company                         Principal Occupation
----------------                    ---              -------                         --------------------
Thomas M. Collins                   61               Chairman of the Board           See "Directors and
McDermott & Trayner                                                                  Officers of the
225 S. Lake Avenue,                                                                  Company."
Suite 410
Pasadena, CA  91101-3005

Michael Austin                      59               Trustee                         Chartered Accountant;
Victory House,                                                                       Trustee, Master Investment
Nelson Quay                                                                          Trust, Series I (since
Governor's Harbor                                                                    1993); Retired Partner,
Grand Cayman                                                                         KPMG Peat Marwick LLP.
Cayman Islands
British West Indies

Robert E. Greeley                   62               Trustee                         See "Directors and
Page Mill Asset                                                                      Officers of
Management                                                                           the Company."
433 California Street
Suite 900
San Francisco, CA 94101

                                                     Position with
Name and Address                    Age              Company                         Principal Occupations
----------------                    ---              -------                         ---------------------
Robert A. Nathane*                  70               Trustee                         Retired President, Laird
1200 Shenandoah Drive                                                                Norton Trust Company,
East                                                                                 Chairman of the Board of
Seattle, WA  98112                                                                   Advisors, Phoenix Venture
                                                                                     Funds; Trustee, Master
                                                                                     Investment Trust, Series I
                                                                                     (since 1993); Trustee,
                                                                                     Seafirst Retirement Funds
                                                                                     (since 1993); former
                                                                                     Supervisor, Collective
                                                                                     Investment Trust for
                                                                                     Seafirst Retirement
                                                                                     Accounts; former Trustee,
                                                                                     First Funds of America
                                                                                     (registered investment
                                                                                     companies).

Cornelius J. Pings                  66               Trustee                         See "Directors and
Association of American                                                              Officers of the
  Universities                                                                       Company."
One DuPont Circle
Suite 730
Washington, DC 20036

Richard E. Stierwalt                40               President                       See "Directors and
125 West 55th Street                                                                 Officers of the
New York, NY  10019                                                                  Company."

William B. Blundin                  57               Executive Vice President        See "Directors and
125 West 55th Street                                                                 Officers of the
New York, NY  10019                                                                  Company."

Irimga McKay                        35               Vice President                  See "Directors and
7863 Girard Avenue                                                                   Officers of the
Suite 306                                                                            Company."
La Jolla, CA  92037

W. Eugene Spurbeck                  39               Assistant                       See "Directors and
BISYS Fund Services                                  Vice President                  Officers of the
515 Figueroa Street                                                                  Company."
Suite 335
Los Angeles, CA 92307

W. Bruce McConnel, III              52               Secretary                       See "Directors and
1345 Chestnut Street                                                                 Officers of the
Philadelphia, PA  19107                                                              Company."

Martin R. Dean                      31               Treasurer                       See "Directors and
3435 Stelzer Road                                                                    Officers of the
Columbus, OH 43219                                                                   Company."

George O. Martinez                  35               Assistant Secretary             See "Directors and
3435 Stelzer Road                                                                    Officers of the
Columbus, OH 43219                                                                   Company."

--------------
* Mr. Nathane is an "interested trustee" of the Master Trust as defined in the 1940 Act.

         Each trustee receives an aggregate annual fee of $1,500 plus $500 per meeting attended and $250 per day for each full day devoted to travel in connection with each meeting attended, for his services as trustee of the Portfolio. Each trustee is also reimbursed for out-of-pocket expenses incurred as a trustee. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. The trustees and officers of the Master Trust, as a group, own less than 1% of the outstanding shares of the Portfolio.

         The following chart provides certain information about the director/trustee fees of the Company's and Master Trust's directors/trustees as of February 28, 1995:

                                                                                                                TOTAL
                                                                                                            COMPENSATION
                                                                    PENSION OR                                  FROM
                                                                    RETIREMENT          ESTIMATED            REGISTRANT
                           AGGREGATE            AGGREGATE            BENEFITS             ANNUAL              AND FUND
                         COMPENSATION          COMPENSATION         ACCRUED AS           BENEFITS             COMPLEX*
NAME OF PERSON/            FROM THE              FROM THE          PART OF FUND            UPON               PAID TO
POSITION                    COMPANY            MASTER TRUST          EXPENSES           RETIREMENT           DIRECTORS
--------                    -------            ------------          --------           ----------           ---------
Thomas M. Collins          $100,000              $5,000                 $0                  $0                $110,000
President and
Chairman of the
Board+

Douglas B. Fletcher        $ 57,500              $    0                 $0                  $0                $ 57,500
Vice Chairman of
the Board

Robert E. Greeley**        $ 57,500              $4,031                 $0                  $0                $ 65,781
Director

Kermit O. Hanson           $ 57,500              $    0                 $0                  $0                $ 63,500
Director

Cornelius J. Pings         $ 57,500              $    0                 $0                  $0                $ 57,500
Director

Kenneth L. Trefftzs        $ 57,500              $    0                 $0                  $0                $ 57,500
Director

--------------
* The "Fund Complex" consists of the Company, Seafirst Retirement Funds, the Master Trust and Master Investment Trust, Series I.

**  Mr. Greeley became a director of the Company on April 25, 1994.

+ Mr. Colllins was President and Chairman of the Board of the Company until August 31, 1995.

INVESTMENT ADVISOR

         Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the other investment portfolios of the Company since the commencement of its operations. As described in the Prospectus, the Fund has not retained the services of an investment adviser since it seeks to achieve its investment objective by investing all of its assets in the Portfolio. In the Investment Advisory Agreement with the Master Trust, Bank of America has agreed to provide investment advisory services as described in the Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Portfolio. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement for the Portfolio, the Master Trust has agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rate of .35% of the average net assets of the Portfolio.

         For the fiscal year ended February 28, 1995, Bank of America waived its entire investment advisory fee of $6,147, assumed certain operating expenses of the Portfolio in the amount of $121,591, and assumed certain operating expenses of the Fund in the amount of $180,700.

         For the period from January 28, 1994 (commencement of operations) through February 28, 1994, Bank of America waived its entire investment advisory fees of $108, assumed certain operating expenses of the Portfolio in the amount of $34,404, and assumed certain operating expenses of the Fund in the amount of $18,272. The fees payable to Bank of America are not subject to reduction as the value of the Portfolio's net assets increases. From time to time, Bank of America may waive fees or reimburse the Company or the Portfolio for expenses voluntarily or as required by certain state securities laws. See "Management - Administrator" for instances where the Fund's Administrator is required to make expense reimbursements to the Company.

         The Investment Advisory Agreement for the Portfolio provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

         The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

         Bank of America believes that if the question was properly presented, a court should hold that Bank of America may perform the services for the Portfolio contemplated by the Investment Advisory Agreement, the Prospectus, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Portfolio or from continuing to purchase Fund shares for the accounts of its customers.

         For a discussion of the Glass-Steagall Act in connection with the Company's Shareholder Service Plan, see "Plan Payments" in the Fund's Prospectus.

         On the other hand, as described herein, the Fund is currently distributed by Concord Financial Group, Inc., and Concord Holding Corporation, its parent, provides the Fund with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Portfolio and the Company expect that Bank of America would consider the possibility of offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Portfolio and the Company expect that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Portfolio's Board of Trustees or the Company's Board of Directors.

ADMINISTRATOR

         Concord Holding Corporation (the "Administrator"), with offices at 125
W. 55th Street, New York, New York 10019 and 3435 Stelzer Road, Columbus, Ohio 43219, is a wholly-owned subsidiary of The BISYS Group, Inc. The Administrator also serves as administrator to several other investment companies.

         The Administrator provides administrative services to the Company and the Portfolio as described in the Fund's Prospectus pursuant to separate administration agreements for the Company and the Portfolio. The Portfolio's administration agreement will continue in effect until October 31, 1996, and thereafter for successive periods of one year, provided the agreement is not sooner terminated. The Portfolio's administration agreement is terminable at any time by the Portfolio's Board of Trustees or by a vote of a majority of the Portfolio's outstanding interests upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Portfolio. The Fund's administration agreement will continue in effect until October 31, 1996 and thereafter will be extended for successive periods of one year, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The agreement is terminable at any time without penalty by the Company's Board of Directors or by a vote of a majority of the Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

         The Company has agreed to pay the Administrator a fee for its services as Administrator, accrued daily and payable monthly, at the annual rates of .15% of the average net assets of the Fund, and .05% of the average net assets of the Portfolio. The fees payable to the Administrator are not subject to reduction as the value of the Fund's and the Portfolio's net assets increases. From time to time, the Administrator may waive fees or reimburse the Company and Portfolio for expenses, either voluntarily or as required by certain state securities laws.

         For the fiscal year ended February 28, 1995, the Administrator waived the administration fees due from the Portfolio and the Fund in the amounts of $896 and $2,720, respectively.

         For the period from January 28, 1994 (commencement of operations) through February 28, 1994, the Administrator waived the administration fees due from the Portfolio and the Fund in the amounts of $15 and $46, respectively.

         If total expenses borne by the Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company and the Master Trust may deduct from the payments to be made with respect to the Fund and the Portfolio to Bank of America and the Administrator, respectively, or Bank of America and the Administrator each will bear, the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company limits aggregate annual expenses with respect to the Fund (including management, advisory fees and the Fund's pro rata shares of such expenses of the Portfolio, but excluding interest, taxes, brokerage commissions, and certain other expenses) to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million, and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Administrator and Bank of America may assume certain expenses and/or not receive payment of fees of the Fund or Portfolio, while retaining the ability to be reimbursed by the Fund or Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

         The Administrator will bear all expenses in connection with the performance of its services under the administration agreements with the exception of the fees charged by PFPC, Inc. for certain fund accounting services which are borne by the Fund and the Portfolio. Expenses borne by the Fund and/or Portfolio include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, Securities and Exchange Commission fees and state securities qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes, cost of shareholders' reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing fees in connection with the Company's shares are also paid by the Company. See "Distributor and Plan Payments."

         The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Portfolio in connection with the performance of the administration agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.


DISTRIBUTOR AND PLAN PAYMENTS

         Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of the Administrator, acts as distributor of the shares of the Company. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Company's shares although it is not obliged to sell any particular amount of shares. The distribution agreement shall continue in effect until October 31, 1996. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Fund as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment."

         For the fiscal year ended January 28, 1995, the Distributor received $85,535 in sales loads in connection with share purchases, of which the Distributor and various affiliates of Bank of America retained $9,400 and $74,860, respectively. The balance was paid to selling dealers.

         For the period from January 28, 1994 (commencement of the Fund's operations) through February 28, 1994, the Distributor received $23,828 in sales loads in connection with share purchases, of which the Distributor and various affiliates of Bank of America retained $2,650 and $21,178, respectively. The balance was paid to selling dealers.

         The Distributor is entitled to payment by the Company for certain shareholder servicing expenses in addition to the sales loads described above and in the Prospectus under the Shareholder Service Plan (the "Plan") adopted by the Company. Under the Shareholder Service Plan, the Company pays the Distributor, with respect to the Fund, for (a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support service to the shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Servicing Organization has a servicing relationship ("Clients").

         Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Fund on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares;
(vi) providing the information to the Fund necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients;
(viii) assisting in processing exchange and redemption requests from Clients;
(ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

         The Shareholder Service Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets of the Fund during such month for shareholder servicing expenses. The calculation of a Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of the Fund must be in payment for expenses incurred on behalf of the Fund.

         If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitation described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under the Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         For the fiscal year ended February 28, 1995, and for the period January 28, 1994 (commencement of operations) through February 28, 1994, the Distributor waived all shareholder servicing fees in the amounts of $4,533 and $77, respectively.

         Payments for shareholder service expenses under the Shareholder
Service Plan are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. Pursuant to the Shareholder Service Plan, the Distributor provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the Plan provides that the selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Shareholder Service Plan
(or related servicing agreements) (the "Non-Interested Plan Directors").

         The Company's Board of Directors has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is subject to annual re-approval by a majority of the Non-Interested Plan Directors and is terminable at any time with respect to the Fund by a vote of a majority of such Directors or by vote of the holders of a majority of the shares of the Fund. Any agreement entered into pursuant to the Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the shares of the Fund, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

         The Company understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of Fund shares. These fees would be in addition to any amounts which might be received under the Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

         The following table shows all sales loads, commissions and other compensation received by the Distributor directly or indirectly from the Fund during the most recent fiscal year ended February 28, 1995:

                                                                                Brokerage
                                                                                Commis-
                                Net Under-                                      sions in
                                writing Dis-          Compensation              connection
                                counts and            on Redemption             with Fund             Other
                                Commissions           and Repurchase            Transactions          Compensation(1)
                                -----------           --------------            ------------          ---------------
Concord Financial
  Group, Inc.

  National Municipal
    Bond Fund                   $9,400                    $ 0                        $ 0                $ 0

---------------

(1) Represents the total of (i) amounts paid to the Administrator for administrative services provided to the Fund (see
         "Management-Administrator" above) and (ii) payments made under the Shareholder Service Plan (see discussion above).

YIELD, TAX-EQUIVALENT YIELD AND TOTAL RETURN

         From time to time, the yield, tax-equivalent yield and the total return of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original
Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.
The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund and a Portfolio), as well as the views of the Portfolio's investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and may include testimonials as to the investment adviser's capabilites by clients. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling (800) 346-2087.

         Yield Calculations. The yield of the Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                   a-b
                      Yield = 2 [(----- + 1)(6) - 1]
                                   cd

         Where:     a = dividends and interest earned during the period.

                    b = expenses accrued for the period (net of
                        reimbursements).

                    c = the average daily number of shares outstanding
                        during the period that were entitled to receive dividends.

                    d = maximum offering price per share on the last day
                        of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax- exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund -- currently 4.50% of the per share offering price.

         The Fund's "tax-equivalent" yield is computed by dividing that portion of the Fund's yield (calculated as above) that is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax exempt. Tax-equivalent yields assume the payment of Federal income taxes at the stated rate.

         Based on the foregoing calculations, the Fund's yield and tax-equivalent yield (after fee waivers and reimbursements) for the 30 day period ended February 28, 1995 were 5.46% and 7.91%, respectively.

         Total Return Calculations. The Fund may compute its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                          ERV  (1/n)
                                   T = [(-----)  - 1]
                                           P

                Where:     T =   average annual total return.

                         ERV =   ending redeemable value at the end
                                 of the period covered by the
                                 computation of a hypothetical $1,000
                                 payment made at the beginning of the
                                 period.

                           P =   hypothetical initial payment of $1,000.

                           n =   period covered by the computation,
                                 expressed in terms of years.

         The Fund computes its aggregate total return by determining the aggregate rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                ERV
                                               -----
                    aggregate total return = [(  P  - 1)]


         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum sales load charged in connection with the purchase of Fund shares.

         Based on the foregoing calculations, the average annual total return (after fee waivers and reimbursements) for the Fund for the one year period ended February 28, 1995 and for the period January 28, 1994 (commencement of operations) through February 28, 1995 were (1.84)% and (2.62)%, respectively. Based on the foregoing calculations, the aggregate annual total return (after fee waivers and reimbursements) for the Fund for the one year period ended February 28, 1995 and for the period January 28, 1994 (commencement of operations) through February 28, 1995 were (1.84)% and (2.82)%, respectively

         The Fund may advertise total return data without reflecting the sales load imposed on the purchase of shares of the Fund in accordance with the rules of the Securities and Exchange Commission. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

         The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Fund's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-two classes of stock - Classes A through W Common Stock, $.001 par value per share, representing interests in twenty-two separate investment portfolios. Class Q represents interests in the National Municipal Bond Fund. The Company's charter also authorizes the Board of Directors to classify or reclassify any particular class of the Company's shares into one or more series.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

         Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. The Fund is affected by a matter unless it is clear that the interests of each of the Company's funds in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular funds.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

THE PORTFOLIO

         The Portfolio is a separate series of Master Investment Trust, Series II, which was organized October 26, 1992 as a Delaware business trust. The Master Trust's Declaration of Trust authorizes its Board of Trustees to issue an unlimited number of interests of beneficial interest and to establish and designate any unissued interests of one or more additional series of interests. Investors in the Portfolio are entitled to distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Portfolio. Investors are also entitled to participate in the net distributable assets of the Portfolio on liquidation. Beneficial interests have no preemptive, conversion or exchange rights.

REPORTS

         Shareholders will receive unaudited semi-annual reports describing the Portfolio's and the Fund's investment operations and annual financial statements of the Portfolio and the Fund, audited by the independent accountants.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT

         PNC Bank, National Association ("PNC") has been appointed custodian for the Fund and the Portfolio. PFPC Inc., ("PFPC") 103 Bellevue Parkway, Wilmington, DE 19809, provides the Fund and Portfolio with certain accounting services pursuant to separate fund accounting services agreements with the Administrator. Under the fund accounting services agreements, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company and the Portfolio, respectively. The monthly fees charged by PFPC under the fund accounting services agreements are borne by the Fund and the Portfolio, respectively. As custodian of the assets of the Fund and the Portfolio, PNC (i) maintains a separate account or accounts in the name of the Fund and Portfolio (as applicable), (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money, (iv) collects and receives income and other payments and distributions on account of portfolio securities, (v) responds to correspondence from security brokers and others relating to its respective duties and (vi) makes periodic reports concerning its respective duties.

         BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as transfer and dividend disbursing agent for the Fund.

COUNSEL

         Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and the Master Trust and will pass upon the legality of the shares offered hereby.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Fund and for the Portfolio.

SHAREHOLDER VOTE

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority" of the outstanding interests of the Portfolio, the outstanding shares of the Fund or a particular series means the affirmative vote of the lesser of (a) more than 50% of the outstanding interests of the Portfolio, the outstanding shares of the Fund or such series, or (b) 67% of the interests of the Portfolio, the shares of the Fund or such series present at a meeting at which more than 50% of the outstanding interests of the Portfolio, the outstanding shares of the Fund or series (as applicable) are represented in person or by proxy.

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 1,044,975,154.790 shares (82.00%); and
Hellman & Freidman

Capital Partners II, Limited Partnership, Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 1,216,118,073.700 shares (095.42%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Treasury Fund was as follows: Bank of America Trustee/Custodian for Investing in Horizon Treasury, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 398,540,438.170 shares (68.901%); Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds (L. Goekjian), P.O. Box 91630, Pasadena, CA 91101, 94,279,024.120 shares (16.299%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: Bank of America FM&TS Operat CA, Attn:
CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 65,745,555.320 shares (23.658%); Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193, 63,974,589.270 shares (23.020%). Security Pacific
State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds, P.O. Box 91630, Pasadena, CA 91101, 56,906,301.540 shares (20.477%); and
Security Pacific Cash Management, c/o Bank of America - GPO M/C 5533, Attn:
Liezel Barangan, 1850 Gateway Boulevard, Concord, CA 94520, 77,003,300 shares (27.709%). At June 15, 1995, the name, address and, share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Fund was as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 263,629,755.130 shares (65.51%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 514,119,226.900 shares (38.76%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 392,983,248.780 shares (29.63%); and Southwest Securities Inc., Attn:
Cashiering, 201 Elm Street, Suite 4300, Dallas, TX 75270, 169,018,910.270 shares (12.74%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America Trustee/Custodian for Investing Horizon Prime, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 385,058,852.030 shares (56.838%); and Bank of America NT&SA, Attn: Kay Warren/Dept. #5596, 1455 Market Street, San Francisco, CA 94103, 57,300,000.00 shares (9.934%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Service

Shares of the Prime Fund were as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 752,776,315.610 shares (70.26%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management and Trust Services, 701 S. Western Avenue, Glendale, CA 91201, 74,038,082.090 shares (9.835%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 86,407,261.23 shares (11.478%); Security Pacific Cash Management, c/o Bank of America. GPO. M/C 5533 Attn: Liezel Barangan, 1850 Gateway Boulevard, M/C 5533, Concord, CA 94520, 379,755,600.000 shares (50.447%); Security Pacific State Trust Co., Agreement for SecPAC WA Participants, Attn: Cash Sweep Funds (L. Goekjian) P.O. Box 91630, Pasadena, CA 91101, 54,321,621.330 shares (7.216%); and Southwest Securities Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 4300, Dallas, TX 75270, 130,146,660.030 shares (17.289%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 12,233,845.190 shares (39.73%); Southwest Securities Inc.,
Attn: Cashiering, 1201 Elm Street, Suite 4300, Dallas, TX, 75270, 10,387,253.930 shares (33.73%); and Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 6,515,635.730 shares (21.16%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America Custodian For Investing in Horizon Tax-Exempt Money Fund, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 19201, 129,582,555.65 shares (38.576%);
Continental Bank National Association Custodian for the Benefit of Custodian Co.
Attn: Mary Chester, 231 South LaSalle Street, 6Q, Chicago, IL 60697, 152,699,416.270 shares (45.458%); and Maine Midland Bank NA, Investment Services, 17th Floor, Attn: Christine Mincel, One Marine Midland Center, Buffalo, NY 14203, 21,684,672.980 shares (6.455%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the Tax-Exempt Money Fund were as follows: Furman C. Moseley and Susan R. Moseley Tenn. In Common, 1201 3rd Avenue, Box 7C, Seattle, WA

98101, 4,165,513.060 shares (9.91%); Omnibus A/C for the shareholder accounts maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,398,544.590 shares (53.31%); and Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services Inc. Attn: First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 3,494,305.180 shares (8.31%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 1,362,028.590 shares (5.260%); Bank of America FM&TS Oper. CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 2,293,907.40 shares (8.859%); and Southwest Securities, Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 430, Dallas, TX 75270, 21,021,580.530 shares (81.187%). At June 15,
1955, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: Bank of America, NT&SA, The Private Bank, Attn: ACI Unit #8329, 701 S. Western Avenue, Glendale, CA 91201, 79,875,532.090 shares
(22.71%); Bank of America State Trust Co., 299 N. Euclid Avenue., Pasadena, CA 91101, 64,756,966.280 shares (18.41%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 170,940,404.650 shares (48.60%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Government Fund were as follows: Bank of America NT&SA Trustee/Custodian for Investing in Horizon Shares of the Government Fund, Attn: Cynthia Beauvais, 701 South Western Avenue., Glendale, CA 91201, 9,327,446.350 shares (5.028%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 28,063,486.740 shares (15.129%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 24,227,801.980 shares (13.061%); County of Orange, Matt Raabe, P.O. Box 4515, Santa Ana, CA 92702, 10,000,000.000 shares (5.391%); Cypress Insurance Co., Attn: Larry Tetzloff, 9290 W. Dodge Road, Omaha, NE 68124, 9,996,515.930 shares (5.389%); Harr & Co.,
c/o Bank of New York, Attn: Bimal Sana, Spec. Prec. Dept., One Wall Street, 5th Floor, New York, NY 10286, 14,000,000.000 shares (7.547%); Micron Electronics Inc., Attn: Debbie Meigand, 900 East Karcher Road, Nanpa, ID 83687, 16,080,510.14 shares (8.669%); and Silocin Magic Corp., Attn: Meng A. Lim, 20300 Stevens Creek Boulevard., Suite 400, Cupertino, CA 95014, 18,058,262.110 shares (9.735%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Spacelabs Medical, Inc.,
Attn: Scott Bender, P.O. Box 97013, Redmond, WA 98073, 14,572,000.000 shares (5.70%); Good Health

Plan of WA, Attn: Tsai Cheng, 1501 9th Avenue, Suite 500, Seattle, WA 98101, 16,584,866.580 shares (6.49%); Omnibus A/C for the Shareholder Accounts maintained by Concord. Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 68,555,257.020 shares (26.85%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the Horizon Service Shares of the Government Fund were as follows: Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193-8600, 35,849,966.050 shares (52.294%); and Capital Network Services, Attn: Donna M. Howell, One Bush Street, 11th Floor, San Francisco, CA 94104-4425, 23,929,840.440 shares (34.906%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the Pacific Horizon Shares of the Treasury Only Fund were as follows: Bank of America NT&SA, the Private Bank, Attn: ACI Unit 48329, 701 South Western Avenue, Glendale, CA 91201, 48,516,900.490 shares (31.68%) Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 22,350,831.320 shares (14.59%);
and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 69,016,521.500 shares (45.06%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: National Home Mortgage Corp., Attn: Mortgage Banking Treasury Operations, 5565 Morehouse Drive, 3rd Floor, San Diego, CA 92121, 12,147.667,580 shares (9.42%); Comcare, Inc., 4001 N. 3rd Street, Suite 120, Phoenix, AZ 85012, 26,230,243.620 shares
(20.34%); and Omnibus A/C For the Shareholder Accounts Maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100
First Avenue, Suite 300, Pittsburgh, PA 15222, 21,883,084.450 shares (16.97%).
At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: BA Investment Service Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 6,403,628.120 shares (28.679%); Bank of America NT&SA Trustee/Custodian for Investing in Horizon Service Shares of the Treasury Only Fund, Attn: Cynthia Beauvais, 701 South Western Avenue, Glendale, CA 91201, 3,501,414.020 shares (15.681%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 5,420,893.150 shares (24.277%); Fair Isaac & Co., Attn: Christine Tam,
120 North Redwood, San Rapheal, CA 94903-1996, 1,338,800.750 shares (5.996%);
Foothill/Eastern Transportation Corridor Agency, Attn: Laura Barker, 201 East Sandpot, Suite 200, Santa Anna, CA 92707, 2,559,586.380 shares (11.463%); and
Nexus, Attn: Kathleen Menace, P.O. Box 60637, Sunnyvale, CA 94088-0637, 2,525,153.380 shares (11.309%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Value Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 16,383,467.170 shares (26.45%); and Bank of America State Trust Co., Attn: Leon Goekjian, P.O. Box 91630, Pasadena, CA 91101, 45,078,465.290 shares (72.79%). At
June 16, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Shares of the Prime Value Fund was as follows: Tice & Co., c/o M&T, Attn: Cash Management Clerk, 8th Floor, P.O. Box 1377, Buffalo, NY 14240, 453,078,561.590 shares (93.510%). At June 15,
1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 204,443,886.590 shares (22.07%). At June 15,
1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: Leo Zuckerman Trust, DTD 12-11-91,4444 Viewridge Avenue, San Diego, CA 92123, 4,850,877.280 shares (5.35%); and Omnibus A/C for the Shareholder Accounts Maintained by Concord Financial Services Inc. Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 13,391,453.970 shares (14.77%). At
June 16, 1995, the name, address and share ownership of the entity which held beneficially more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., 555 California Street, 4th Floor, Dept. #4337, San Francisco, CA 94109, 13,792,509.310 shares (99.206%). At June 15, 1995, the name, address and shares ownership of the entities which held of record more than 5% of the outstanding shares of the Flexible Bond Fund were as follows:
Peter F. Smith and Jacquelyn L. Smith, JTWROS, 1785 C. Blodgett Road, Mount Vernon, WA 98273, 13,973.917 shares (5.58%); and BA Investment Services, Inc., FBO 200724011, 185 Berry Street, 3rd Floor #2640, San Francisco, CA 94104, 22,436.531 shares (8.96%). At June 15, 1995 the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Asset Allocation Fund was as follows: Bank of America, Texas AATTEE. National-O'Neill Supplemental Savings Plan, Attn: Mutual Funds (81-6-01005-0), P.O. Box 94627, Pasadena, CA 91109, 24,289,973 shares (5.07%).
At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc. FBO 405084421, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 26,336.154 shares (8.31%); and BA Investment Services, Inc., FBO 405266591, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 25,034.024 shares (7.90%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Corporate Bond Fund were as follows: Dean Witter Reynolds Inc., 5 World Trade Center, 4th Floor, Attn:
5th O Div., New York, NY 10048, 138,820.000 shares (6.93%); and Smith Barney Shearson, Inc., 333 W. 39th Street, 8th Floor, New York, NY 10001, 148,925.482 shares (7.43%).

         At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any other investment portfolio of the Company.

         The Prospectus relating to the Fund and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.


FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report for the Fund and the Portfolio for the fiscal year ended February 28, 1995 accompanies this Statement of Additional Information. The financial statements and notes thereto in that Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

         "A2" - Obligations are supported by a good capacity for timely repayment.

         "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

         "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

         "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non- United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

         "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


         As stated in the Prospectus, the Portfolio may enter into futures contracts and options thereon for hedging purposes. Such transactions are described in this Appendix B.

I.  MUNICIPAL BOND INDEX FUTURES CONTRACTS

         A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of a number of term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The prices are then averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         The Portfolio will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Portfolio will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         Closing out a futures contract sale prior to the settlement date may be effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

Example of a Municipal Bond Index Futures Contract

         Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                                     Current Price
                                                                                     (points and
                                                                   Maturity         thirty-seconds
Issue                             Coupon          Issue Date         Date             of a point)
-----                             ------          ----------       --------         --------------
Ohio HFA                          9 3/8             5/05/83         5/1/13               94-2
NYS Power                         9 3/4             5/24/83         1/1/17              102-0
San Diego, CA IDR                 10                6/07/83         6/1/18              100-14
Muscatine, IA Elec                10 5/8            8/24/83         1/1/08              103-16
Mass Health & Ed                  10                9/23/83         7/1/16              100-12

         The current value of the portfolio is $5,003,750.

         To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

         On March 23, the bonds in the portfolio have the following values:

                          Ohio HFA                          81-28
                          NYS Power                         98-26
                          San Diego, CA IDB                 98-11
                          Muscatine, IA Elec                99-24
                          Mass Health & Ed                  97-18

         The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

         The following table provides a summary of transactions and the results of the hedge.

                          Cash Market                     Futures Market
                          -----------                     --------------
         February 2       $5,003,750 long posi-           Sell 50 Municipal Bond
                          tion in municipal               futures contracts at
                          bonds                           86-09

         March 23         $4,873,438 long posi-           Buy 50 Municipal Bond
                          tion in municipal               futures contracts at
                          bonds                           83-27
                          ---------------------           ----------------------

                          $130,312 Loss                   $121,875 Gain

         While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

         The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

II.  MARGIN PAYMENTS.

         Unlike when the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Portfolio's custodian an amount of cash or cash equivalents, the value of which may vary but is based upon the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.


III.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

         There are several risks in connection with the use of futures by the Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Portfolio involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, the Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by the Portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by the Portfolio is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

IV.   OPTIONS ON FUTURES CONTRACTS.

         The Portfolio may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).

V.  ACCOUNTING AND TAX TREATMENT.

         Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

         Generally, futures contracts and options on futures contracts held by the Portfolio at the close of the Portfolio's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

         Qualification as a regulated investment company under the Code requires that the Portfolio satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Portfolio must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a fund from a partnership or trust is treated for this purpose as derived with respect to the fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the fund in the same manner as by the partnership or trust.

         An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of the Portfolio's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the Investment Company Act of 1940); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Portfolio's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                          PACIFIC HORIZON FUNDS, INC.
                                (THE "COMPANY")
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                      PACIFIC HORIZON CORPORATE BOND FUND

                                  JULY 1, 1995
                         (AS REVISED DECEMBER 8, 1995)


                               TABLE OF CONTENTS

                                                                             Page
                                                                             ----
THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . . . .    2

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . .   22

ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . .   29

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33

GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55

APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

APPENDIX B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-1


         This Statement of Additional Information applies to the Pacific Horizon Corporate Bond Fund (the "Fund") of the Company. This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated July 1, 1995, as it may from time to time be revised (the "Prospectus"), which describes the Fund. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by calling Concord Financial Group, Inc. at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                                  THE COMPANY

         The Company was organized on October 27, 1982 as a Maryland corporation. The Fund originally commenced operations in 1973 as a diversified, closed-end management investment company (that is, as an investment company with non-redeemable shares) known as Bunker Hill Income Securities, Inc. (the "Predecessor Fund"). On April 25, 1994 the Predecessor Fund was reorganized as a separate portfolio of the Company and all of the assets and liabilities of the Predecessor Fund were transferred to the Fund. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified investment portfolio of an open- end, management investment company having the same investment objective as that of the Fund.

         Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as investment adviser to the Portfolio.

         The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVE AND POLICIES

         The Prospectus for the Fund describes the investment objective of the Fund and the Portfolio. Since the investment characteristics of the Fund will correspond to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. The following information supplements and should be read in conjunction with the description of the investment objective and policies for the Fund and the Portfolio in the Prospectus for the Fund.

PORTFOLIO TRANSACTIONS

              The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For its fiscal year ended September 30, 1993, the period from October 1, 1993 through April 24, 1994, the period April 25, 1994 (the date the Predecessor Fund was reorganized into the Fund) through September 30, 1994 and the period October 1, 1994 to February 28, 1995, the portfolio turnover rates for the Predecessor Fund and the Fund (as the case may be) were 154%, 15.7% (unannualized), N/A and N/A, respectively. The portfolio turnover rate for the Portfolio was 51% (unannualized) for the period from April 25, 1994 (commencement of operations) through September 30, 1994 and 124% (unannualized) for the period from October 1, 1994 through February 28, 1995. The increase in portfolio turnover was attributable to volatility in the market and good trading opportunities which resulted in the increased opportunity to improve the relative value of the Portfolio.

              Subject to the general control of the Portfolio's Board of Trustees, Bank of America is responsible for, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Portfolio.

              Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased by the Portfolio from underwriters generally includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of portfolio securities for the Predecessor Fund and the Portfolio are normally principal transactions without brokerage commissions. During the three fiscal years ended September 30, 1994 and the period October 1, 1994 to February 28, 1995, neither the Fund nor the Predecessor Fund paid any brokerage commissions.

              In executing portfolio transactions and selecting brokers or dealers, it is the Portfolio's policy to seek the best overall terms available. The Investment Advisory Agreement between the Portfolio and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes Bank of America subject to the approval of the Board of Trustees of the Portfolio to cause the Portfolio to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the Fund, Company or Portfolio. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

              It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Portfolio may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

              Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving both the Company, the Portfolio and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company and the Portfolio. In connection with its investment management services with respect to the Portfolio, Bank of America will not acquire certificates of deposit or other securities issued by it or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, the Portfolio, Bank of America, the Distributor and their affiliates acting as principal underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

              The Portfolio may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolio will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Trustees of the Portfolio, believes such practice to be in the interest of the Portfolio.

              To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Portfolio with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

              The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1995: (a) the Treasury Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $95,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $95,000,000; (b) the Prime Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $l00,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $120,000,000; Morgan Stanley Group, Inc., Daily Variable Rate Master Note in the principal amount of $120,000,000; Bear Stearns Co., Inc., Series B, Monthly Variable Rate Note in the principal amount of $100,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $120,000,000; (c) the Government Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $40,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $40,000,000; and (d) the Prime Value Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $7,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $7,000,000; Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $8,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $8,000,000.

              Merrill Lynch & Co., Inc., Goldman Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.


TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT INFORMATION

              The following discussion supplements the description of such investments in the Prospectus.

              Bank Certificates of Deposit, Bankers' Acceptances and Interest-Bearing Savings Deposits. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits are eligible investments for the Portfolio as described in the Fund's Prospectus. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Interest-bearing savings deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

              Commercial Paper. The investment policies of the Portfolio permit investment in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

              Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

              In selecting convertible securities for the Portfolio, the investment adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying stocks; the prices of the securities relative to other comparable securities and to the underlying stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Portfolio as to issuers; and whether the securities are rated by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") and, if so, the ratings assigned.

              The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increases and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying stock while holding fixed income securities.

              Repurchase Agreements. The Portfolio is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Portfolio acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Portfolio to resell such securities at a mutually agreed upon date and price. Although securities subject to a repurchase agreement may bear maturities exceeding ten years, the Portfolio intends to only enter into repurchase agreements having maturities not exceeding 60 days. The Portfolio is not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Portfolio or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the advisor shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, the Portfolio would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Portfolio's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

              U.S. Government Obligations. The Portfolio is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding

Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Governmental National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

              Asset-Backed Securities. The Portfolio may invest in asset-backed securities, including mortgage-backed securities representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

              The Portfolio may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

              The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of the obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

              The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed as that for mortgage backed securities guaranteed by government agencies or instrumentalities. Bank of America intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

              Variable and Floating Rate Instruments. The Portfolio may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Portfolio, Bank of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Portfolio. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to the Portfolio's 15% limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

              Reverse Repurchase Agreements. As described in the Prospectus, the Portfolio is permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act. Whenever the Portfolio enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and Bank of America will subsequently continuously monitor the account for maintenance of such equivalent value. The Portfolio intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

              Writing Covered Options. The Portfolio may write (sell) covered call and put options on any securities in which it may invest. All call options written by the Portfolio are covered; the Portfolio may cover a call option by owning the securities subject to the option so long as the option is outstanding or using the other methods described below. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

              All put options written by the Portfolio would be covered; the Portfolio may cover a put option by depositing with its custodian cash, U.S. Government securities or other liquid high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's or S&P, or, if unrated, deemed by Bank of America to be of comparable credit quality) with a value at least equal to the exercise price of the put option or using the other methods described below. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

              In addition, a written call option or put option may be covered by maintaining cash or high grade liquid debt securities (either of which may be denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option on the same or a related currency and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

              The Portfolio may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

              The Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. The Portfolio may cover call and put options on a securities index by maintaining cash or liquid high grade debt securities with a value equal to the exercise price in a segregated account with its custodian or by using the other methods described above.

              The Portfolio may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."

              Purchasing Options. The Portfolio may purchase put and call options on any securities in which it may invest. The Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

              The Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Portfolios would realize either no gain or a loss on the purchase of the call option.

              The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

              Transactions by the Portfolio in options on securities will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, board of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of Bank of America. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

              Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as result of trades on that exchange would continue to be exercisable in accordance with their terms.

              The Portfolio may purchase and sell both options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

              Futures Contracts and Options on Futures Contracts. The Portfolio may engage in futures and related options transactions only for hedging purposes as defined below or for non-hedging purposes to the extent permitted by regulations of the Commodities Futures Trading Commission ("CFTC"). All futures contracts entered into by the Portfolio would be traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

              Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

              When interest rates are rising or securities prices are falling, the Portfolio can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

              Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Portfolio's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

              Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible with respect to the effective price rate or rate of return on portfolio securities or securities that the Portfolio owns or proposed to acquire. The Portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the dollar value of the Portfolio's securities. Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those of the Portfolio's securities. If, in the opinion of Bank of America, there is a sufficient degree of correlation between price trends for the Portfolio's securities and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Portfolio's may be more or less volatile than prices of such futures contract, Bank of America will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Portfolio's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Portfolio's securities would be substantially offset by a decline in the value of the futures position.

              On other occasions, the Portfolio may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

              Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Portfolio the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

              The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Portfolio's assets. By writing a call option, the Portfolio becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contact generates a premium, which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, the Portfolio becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Portfolio will incur transaction costs in connection with the writing of options on futures.

              The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

              Other Considerations. The Portfolio will engage in futures and related options transactions only for hedging or non- hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Portfolio would determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. Except as stated below, any futures transactions would be entered into for traditional hedging purposes -- i.e., futures contracts would be sold to protect against a decline in the price of securities that the Portfolio owned, or futures contracts would be purchased to protect the Portfolio against an increase in the price of securities it intended to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is deemed economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities.

              As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Portfolio to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5 percent of the value of the net assets of the Portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

              Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Portfolio to purchase securities, require the Portfolio to segregate, with its custodian, liquid high grade debt securities in an amount equal to the underlying value of such contracts and options.

              While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

              Perfect correlation between the Portfolio's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on corporate fixed-income securities are currently available.

              Interest Rate and Currency Swaps. Inasmuch as interest rate and currency swaps are entered into for hedging purposes or are offset by a segregated account as described below, the Portfolio and Bank of America believe that swaps do not constitute senior securities as defined in the Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's or Standard & Poor's, or, if unrated, deemed by Bank of America to be of comparable credit quality, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by Bank of America. If there were a default by the other party to such a transaction, the Portfolio would have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

              Foreign Investments. In determining whether to invest in the securities of foreign issuers, Bank of America will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located. The extent to which the Portfolio will be invested in foreign issuers will fluctuate from time to time depending on Bank of America's assessment of prevailing market, economic and other conditions.

              Bonds of Supranational Entities. The Portfolio may invest in bonds of supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European

Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

              When-Issued Securities, Forward Commitments and Delayed Settlements. When the Portfolio agrees to purchase securities on a "when-issued," forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of the Portfolio will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.
The Portfolio does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of the Portfolio's assets.

              The Portfolio will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

              When the Portfolio engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

              The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

              Securities Lending. The Portfolio may lend securities as described in its Prospectus. Such loans will be secured by cash or securities of the U.S. Government and its agencies and instrumentalities. The collateral must be at all times equal to at least the market value of the securities loaned. The Portfolio will continue to receive interest or dividends on the securities it loans, and will also earn interest on the investment of any cash collateral. Cash collateral may be invested in short-term U.S. Government securities, U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. Although voting rights, or rights to consent, attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Portfolio if a material event affecting the investment is to occur.

              Illiquid Securities. It is possible that unregistered securities purchased by the Portfolio in reliance upon rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Portfolio's, and correspondingly the Fund's, illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

OTHER INVESTMENT LIMITATIONS

              The investment objectives of the Fund and the Portfolio are fundamental; the Prospectus for the Fund sets forth or summarizes certain other fundamental policies that may not be changed with respect to the Fund or the Portfolio without the affirmative vote of the holders of the majority of the Fund's outstanding shares or the Portfolio's outstanding interests (as defined below under "General Information - Miscellaneous"). The following is a list of additional fundamental policies which may not be changed with respect to the Fund or the Portfolio without such a vote.

              NEITHER THE FUND NOR THE PORTFOLIO MAY:

              1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation; provided that all of the assets of the Fund may be invested in the Portfolio or another investment company.

              2. Underwrite the securities of other issuers, provided that all of the assets of the Fund may be invested in the Portfolio or another investment company.

              3. Purchase or sell real estate, except that the Portfolio may, to the extent appropriate to its investment objective, invest in securities and instruments guaranteed by agencies or instrumentalities of the U.S. Government and securities issued by companies which invest in real estate or interests therein.

              4. Purchase securities on margin (except for such short-term credits as may be necessary for the clearance of transactions), make short sales of securities or maintain a short position. For this purpose, the deposit or payment by the Portfolio for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

              5. Write or sell puts, calls, straddles, spreads or combinations thereof, except that it may engage in options transactions.

              6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that:
(a) it may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) it may purchase and sell futures contracts and options on futures contracts.

              7.     Purchase securities of other investment companies, except
(a) in connection with a merger, consolidation, acquisition or reorganization;
(b) as may otherwise be permitted by the 1940 Act; provided that all of the assets of the Fund may be invested in the Portfolio or another investment company.

              8. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies and instrumentalities; (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

              9. Purchase securities of any issuer if as a result it would own more than 10% of the voting securities of such issuer; provided that all of the assets of the Fund may be invested in the Portfolio or another investment company.

              10. Borrow money for the purpose of obtaining investment leverage or issue senior securities (as defined in the 1940 Act), provided that the Fund and the Portfolio may borrow from banks for temporary purposes and in an amount not exceeding 10% of the value of the total assets of the Fund or the Portfolio; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. This restriction shall not apply to (a) the sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase, or
(b) transactions in currency, options, futures contracts and options on futures contracts, or forward commitment transactions.

              11. Make loans, except that it may purchase or hold debt obligations in accordance with its investment objective, policies and limitations; may enter into repurchase agreements with respect to securities; and may lend portfolio securities against collateral consisting of cash or securities of the U.S. Government and its agencies and instrumentalities which are consistent with its permitted investments.

                       *               *               *

              If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

              For the purposes of Investment Limitation 8 above, the Portfolio and Fund treat, in accordance with the current views of the staff of the Securities and Exchange Commission (the "SEC") and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

              In order to permit the sale of the Fund's shares in certain states, the Company may make commitments more restrictive than the investment policies and limitations described above. As of the date of this Statement of Additional Information, the following such commitments have been made: 1) that the Fund will not purchase or retain the securities of any issuer if the officers or directors or trustees of the Company, its advisors or managers of the Fund, owning beneficially more than one half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer; and 2) that the Fund will not invest more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

              Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectus. The net asset value per share of the Portfolio is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The net asset value of the Fund is equal to the Fund's pro rata share of the total investments and other assets of the Portfolio, less any liabilities with respect to the Fund, including the Fund's pro rata share of the Portfolio's liabilities.

              Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price or (if none is available) the mean between the current quoted bid and asked prices provided by investment dealers. Other securities and assets for which market quotations are not readily available are valued at their fair value using methods determined under the supervision of the Board of Trustees of the Portfolio. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such basis does not represent fair value at the time. Under this method such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, are valued at their market or fair value each day until the 61st day prior to maturity. Thereafter, absent unusual circumstances, a constant proportionate amortization of any discount or premium is assumed until maturity of the security.

              A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Board. Valuation of options is described above under "Investment Objective and Policies - Options Trading".

SUPPLEMENTARY PURCHASE INFORMATION

              For the purpose of applying the Right of Accumulation or Letter of Intent privileges described in the Prospectus, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for the Fund's Exchange Privilege.

              The computation of the hypothetical offering price per share for the Fund based on the value of the Fund's net assets on February 28, 1995 and the Fund's outstanding securities on such date is as follows:


                              Corporate Bond Fund


         Net Assets  . . . . . . . . . . . . . . . . . . . .  $31,371,909

         Outstanding Securities  . . . . . . . . . . . . . .    2,087,480

         Net Asset Value Per Share . . . . . . . . . . . . .  $     15.03

         Sales Charge 4.50 percent
         of offering price (4.71
         percent of net asset value
         per share)  . . . . . . . . . . . . . . . . . . . .  $      0.71

         Offering to Public  . . . . . . . . . . . . . . . .  $     15.74

SUPPLEMENTARY REDEMPTION INFORMATION

              Shares in the Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the Fund are priced and the proceeds will normally be wired in federal funds on the next business day thereafter. Redemption proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

              To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909. Such request must be signed by each shareholder, with each signature guaranteed as described in the Fund's Prospectus. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

              Investors in the Fund redeeming by check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver checks directly to the Transfer Agent, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. The check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Fund's Prospectus.

              Checks may not be used to close an account.

              Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

SUPPLEMENTARY PURCHASE AND REDEMPTION INFORMATION

              In General. As described in the Prospectus, Fund shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the Prospectus. Purchase orders will be effected only on business days.

              Shares in the Fund are sold with a sales load, except such exemptions as noted in the Prospectus. These exemptions to the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be necessary in obtaining such investments. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

              Persons wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

              Initial purchases of shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at
(800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

              The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

              For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

              Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

              Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds. Shareholders may also exchange all or a part of their Pacific Horizon shares for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

              Exchange transactions described in Paragraphs A, B, C and D below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

         A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds or the Time Horizon Funds.

         B. Shares of any investment portfolio in the Pacific Horizon Family of Funds or the Time Horizon Funds, acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

         C. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

         D. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Fund.

              Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific Horizon Family or the Time Horizon Funds, which are sold with a sales load.

              Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

              Miscellaneous.  Certificates for shares will not be issued.

              Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

              A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which the New York Stock Exchange is open for trading. In 1996, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

              The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC;
(b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

              The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of the Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

              If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.


                    ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL

              The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

              Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax- exempt income (if any), net of certain deductions for each taxable year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest, and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of net long-term capital gain, if any, for the taxable year over the net short-term capital loss (if any), for such year. The Fund will be taxed on its undistributed investment company taxable income, if any. As stated, the Fund intends to distribute at least 90% of its investment company taxable income (if any) for each taxable year. To the extent such income is distributed by the Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

              The Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "Short-Short test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. See Appendix B -- "Accounting and Tax Treatment" -- for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the Short-Short test.

              Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held Fund shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

              Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (or at a maximum effective marginal rate of 39%, in the case of corporations having taxable income between $100,000 and $335,000).

              A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

              The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds upon sale paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company either that they are subject to backup withholding when required to do so or that they are "exempt recipients."

              At February 28, 1995, the Fund had unused capital loss carryovers of $8,305,224, some of which may be available to the Fund to offset any future capital gains on securities transactions to the extent provided in the Code.

STATE

              Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

              Income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

TAXATION OF THE PORTFOLIO

              Management of the Portfolio intends for the Portfolio to be treated as a partnership (or, in the event that the Fund is the sole investor in the Portfolio, as an agent or nominee) rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a partnership (or an agent or nominee) under the Code, any interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to its investors regardless of whether any amounts are actually distributed by the Portfolio.

              Each investor in the Portfolio will be taxed on its share (as determined in accordance with the governing instruments of the Portfolio) of the Portfolio's ordinary income and capital gains in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-chapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

GENERAL

              The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.

                                   MANAGEMENT


DIRECTORS AND OFFICERS OF THE COMPANY

            The directors and officers of the Company, their addresses, ages and principal occupations during the past five years are:


                                                Position with
Name and Address                    Age         Company             Principal Occupations
----------------                    ---         -------             ---------------------
Thomas M. Collins                   61          Director            Of counsel, law firm of
McDermott & Trayner                                                 McDermott & Trayner;
225 S. Lake Avenue                                                  Partner of the law firm
Suite 410                                                           of Musick, Peeler &
Pasadena, CA 91101-3005                                             Garrett (until April,
                                                                    1993); Trustee, Master
                                                                    Investment Trust Series
                                                                    I and Master Investment
                                                                    Trust, Series II
                                                                    (registered investment
                                                                    companies) (since 1993);
                                                                    former Director, Bunker
                                                                    Hill Income Securities,
                                                                    Inc. (registered
                                                                    investment company)
                                                                    through 1991.

Douglas B. Fletcher                 70          Vice Chairman       Chairman of the Board
Fletcher Capital                                of the Board        and Chief Executive
Advisors Incorporated                                               Officer, Fletcher
4 Upper Newport Plaza                                               Capital Advisors,
Suite 100                                                           Incorporated, (registered
Newport Beach, CA 92660-2629                                        investment adviser) 1991
                                                                    to date;
                                                                    Partner, 1991 Newport
                                                                    Partners (private
                                                                    venture capital firm),
                                                                    1981 to date; Chairman
                                                                    of the Board and Chief
                                                                    Executive Officer, First
                                                                    Pacific Advisors, Inc.
                                                                    (registered investment
                                                                    adviser) and seven
                                                                    investment companies
                                                                    under its management,
                                                                    prior to 1983; former
                                                                    Allied Member, New York
                                                                    Stock Exchange; Chairman
                                                                    of the Board of FPA
                                                                    Paramount Fund, Inc.
                                                                    through 1984; Director,
                                                                    TIS Mortgage Investment
                                                                    Company (real estate
                                                                    investment trust);
                                                                    Trustee and former Vice
                                                                    Chairman of the Board,

                                                Position with
Name and Address                    Age         Company             Principal Occupations
----------------                    ---         -------             ---------------------
                                                                    Claremont McKenna
                                                                    College; Chartered
                                                                    Financial Analyst.

Robert E. Greeley                   62          Director            Chairman, Page Mill
Page Mill Asset                                                     Asset Management (a
  Management                                                        private investment
433 California Street                                               company) since 1991;
Suite 900                                                           Manager, Corporate
San Francisco, CA 94104                                             Investments, Hewlett
                                                                    Packard Company from
                                                                    1979 to 1991; Trustee,
                                                                    Master Investment Trust,
                                                                    Series I and Master
                                                                    Investment Trust, Series
                                                                    II (since 1993);
                                                                    Director, Morgan
                                                                    Grenfell Small Cap Fund
                                                                    (since 1986); former
                                                                    Director, Bunker Hill
                                                                    Income Securities, Inc.
                                                                    (since 1989) (registered
                                                                    investment companies);
                                                                    former Trustee,
                                                                    SunAmerica Fund Group
                                                                    (previously Equitec
                                                                    Siebel Fund Group) from
                                                                    1984 to 1992.

Kermit O. Hanson                    79          Director            Vice Chairman of the
17760 14th Ave., N.W.                                               Advisory Board, 1988 to
Seattle, WA 98177                                                   date, Executive
                                                                    Director, 1977 to 1988,
                                                                    Pacific Rim Bankers
                                                                    Program (a non-profit
                                                                    educational
                                                                    institution); Dean
                                                                    Emeritus, 1981 to date,
                                                                    Dean, 1964-81, Graduate
                                                                    School of Business
                                                                    Administration,
                                                                    University of
                                                                    Washington; Director,
                                                                    Washington Federal
                                                                    Savings & Loan
                                                                    Association; Trustee,
                                                                    Seafirst Retirement
                                                                    Funds (since 1993)
                                                                    (registered investment
                                                                    company).

                                                Position with
Name and Address                    Age         Company             Principal Occupations
----------------                    ---         -------             ---------------------
Cornelius J. Pings*                 66          Chairman of         President, Association
Association of American                         the Board and       of American
    Universities                                President           Universities, February
One DuPont Circle                                                   1993 to date; Provost,
Suite 730                                                           1982 to January
Washington, DC 20036                                                1993, Senior Vice
                                                                    President for Academic
                                                                    Affairs, 1981 to January
                                                                    1993, University of
                                                                    Southern California;
                                                                    Trustee, Master
                                                                    Investment Trust, Series
                                                                    I and Master Investment
                                                                    Trust, Series II (since
                                                                    1995).

Kenneth L. Trefftzs                 83          Director            Private Investor;
11131 Briarcliff Drive                                              formerly Distinguished
San Diego, CA 92131-1329                                            Emeritus Professor
                                                                    of Finance and Chairman
                                                                    of the Department of
                                                                    Finance and Business
                                                                    Economics of the
                                                                    Graduate School of
                                                                    Business of the
                                                                    University of Southern
                                                                    California; former
                                                                    Director, Metro Goldwyn
                                                                    Mayer, Inc.; Director,
                                                                    Fremont General
                                                                    Corporation (insurance
                                                                    and financial services
                                                                    holding company);
                                                                    Director, Source
                                                                    Capital, Inc.
                                                                    (closed-end investment
                                                                    company); Director of
                                                                    three open-end
                                                                    investment companies
                                                                    managed by First Pacific
                                                                    Advisors, Inc.; formerly
                                                                    Chairman of the Board of
                                                                    Directors (or Trustees)
                                                                    of nineteen investment
                                                                    companies managed by
                                                                    American Capital Asset
                                                                    Management, Inc.

                                                Position with
Name and Address                    Age         Company             Principal Occupations
----------------                    ---         -------             ---------------------
Richard E. Stierwalt                            Executive           Chairman of the Board
125 W. 55th Street                  40          Vice President      and Chief Executive
New York, NY 10019                                                  Officer, July 1993 to
                                                                    date, prior thereto
                                                                    Senior Director,
                                                                    Managing Director and
                                                                    Chief Executive Officer
                                                                    of the Administrator and
                                                                    Distributor, February
                                                                    1987 to July 1993;
                                                                    President, Master
                                                                    Investment Trust, Series
                                                                    I, Master Investment
                                                                    Trust, Series II and
                                                                    Seafirst Retirement
                                                                    Funds (since 1993);
                                                                    First Vice President,
                                                                    Trust Operation
                                                                    Administration, Security
                                                                    Pacific National Bank,
                                                                    1983-1987.


William B. Blundin                  57          Executive Vice      Vice Chairman, July 1993
125 W. 55th Street                              President           to date, prior thereto
New York, NY  10019                                                 Director and President
                                                                    of the Administrator and
                                                                    Distributor, February
                                                                    1987 to July 1993;
                                                                    Executive Vice
                                                                    President, Master
                                                                    Investment Trust, Series
                                                                    II and Seafirst
                                                                    Retirement Funds (since
                                                                    1993); Senior Vice
                                                                    President, Shearson
                                                                    Lehman Brothers,
                                                                    1978-1987.

Irimga McKay                        35          Vice                Senior Vice President,
7863 Girard Avenue                              President           July 1993 to date, prior
Suite 306                                                           thereto First Vice
La Jolla, CA 92037                                                  President of the
                                                                    Administrator and
                                                                    Distributor, November
                                                                    1988 to July 1993; Vice
                                                                    President, Master
                                                                    Investment Trust, Series
                                                                    II and Seafirst
                                                                    Retirement Funds (since
                                                                    1993); Regional Vice
                                                                    President, Continental
                                                                    Equities, June 1987 to
                                                                    November 1988; Assistant

                                                Position with
Name and Address                    Age         Company             Principal Occupations
----------------                    ---         -------             ---------------------
                                                                    Wholesaler, VMS Realty
                                                                    Partners (a real estate
                                                                    limited partnership),
                                                                    May 1986 to June 1987.
W. Eugene Spurbeck                  39          Assistant Vice      Manager of Client
BISYS Fund Services                             President           Services of the
515 Figueroa Street                                                 Administrator (1993 to
Suite 335                                                           date); Assistant Vice
Los Angeles, CA 92307                                               President, Master
                                                                    Investment Trust, Series
                                                                    II; Vice President,
                                                                    Seafirst Retirement
                                                                    Funds (since 1995); Vice
                                                                    President of Retail
                                                                    Lending Operations Banc
                                                                    One (1989 to 1993).

Martin R. Dean                      31          Treasurer           Manager of Fund
3435 Stelzer Road                                                   Accounting of BISYS
Columbus, OH  43219                                                 Fund Services, May 1994
                                                                    to Present; Treasurer,
                                                                    Master Investment Trust,
                                                                    Series II and Seafirst
                                                                    Retirement Funds (since
                                                                    1995); Senior Manager at
                                                                    KPMG Peat Marwick
                                                                    previously 1990-1994.

W. Bruce McConnel, III              52          Secretary           Partner of the law firm
1345 Chestnut Street                                                of Drinker Biddle &
Philadelphia National Bank                                          Reath.  Secretary,
Building, Suite 1100                                                Master Investment Trust,
Philadelphia, PA 19107                                              Series I, Master
                                                                    Investment Trust, Series
                                                                    II and Seafirst
                                                                    Retirement Funds

George O. Martinez                  35          Assistant           Senior Vice President
3435 Stelzer Road                               Secretary           and Director of Legal
Columbus, OH 43219                                                  and Compliance Services,
                                                                    of the Administrator.
                                                                    since April 1995;
                                                                    Assistant Secretary,
                                                                    Master Investment Trust,
                                                                    Series II and Seafirst
                                                                    Retirement Funds (since
                                                                    1995); prior thereto,
                                                                    Vice President and
                                                                    Associate General
                                                                    Counsel, Alliance
                                                                    Capital Management, L.P.

--------------------
* Mr. Pings is an "interested director" of the Company as defined in the 1940 Act.

              The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Trefftzs. The Board does not have an Executive Committee.

              Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or part of a Board Meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in consideration of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in severance until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Fund and each other fund of the Company pays its proportionate share of these amounts based on relative net asset values.

              For the fiscal year ended February 28, 1995, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $334,168; of this amount $4,099 was allocated to the Fund. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each of the Company's investment portfolios.

              Under a retirement plan approved by the Board, including a majority of its directors who are not "interested persons" of the Company, effective March 1, 1995, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of:
(i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director provided as Chairman of the Board.

              Years of service for purposes of calculating the benefit described above are based upon service as a director or

Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

              In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

              In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

              The obligation of the Company to pay benefits to a former director is neither secured nor funded by this Company but shall be binding upon its successors in interest. The payment of such benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

TRUSTEES AND OFFICERS OF MASTER INVESTMENT TRUST, SERIES I

              The trustees and officers of Master Investment Trust, Series I (the "Master Trust"), a Delaware business trust of which the Portfolio is a series, their addresses, ages and principal occupation during the past five years are:



                                          Position with
Name and Address                Age       the Master Trust       Principal Occupations
----------------                ---       ----------------       ---------------------
Thomas M. Collins               61        Chairman of            See "Directors and
McDermott & Trayner                       the Board              Officers of the
225 S. Lake Avenue,                                              Company."
Suite 410
Pasadena, CA  91101-3005

Michael Austin                  59        Trustee                Chartered Accountant;
Victory House,                                                   Trustee, Master
Nelson Quay                                                      Investment Trust,
Governor's Harbour                                               Series II (since 1993)
Grand Cayman                                                     Retired Partner, KPMG
Cayman Islands                                                   Peat Marwick LLP.
British West Indies

Robert E. Greeley               62        Trustee                See "Directors and
Page Mill Asset                                                  Officers of the Company".
 Management
433 California Street
Suite 900
San Francisco, CA  94104

Robert A. Nathane*              70        Trustee                Retired President, Laird
1200 Shenandoah Drive East                                       Norton Trust Company,
Seattle, WA  98112                                               Chairman of the Board of
                                                                 Advisors, Phoenix Venture
                                                                 Funds; Trustee, Seafirst
                                                                 Retirement Funds; Trustee,
                                                                 Master Investment Trust,
                                                                 Series II (since 1993);
                                                                 former Supervisor,
                                                                 Collective Investment Trust
                                                                 for Seafirst Retirement
                                                                 Accounts; former Trustee,
                                                                 First Funds of America
                                                                 (registered investment
                                                                 companies).





                                          Position with
Name and Address               Age        the Master Trust       Principal Occupations
----------------               ---        ----------------       ---------------------
Cornelius J. Pings             66         Trustee                See "Directors and Officers of
Association of American                                          the Company".

  Universities
One DuPont Circle
Suite 730
Washington, DC 20036


Richard E. Stierwalt           40         President              See "Directors and
125 West 55th Street                                             Officers of the Company."
New York, NY 10019

Adrian J. Waters               32         Executive Vice         Managing Director,
ITI House                                 President,             Concord Management
23 Earlsfort Terrace                      Treasurer and          (Ireland) Ltd. since May
Dublin 2, Ireland                         Assistant              1993; Manager in the
Investment                                Secretary              Company Industry Services
                                                                 Group, Price Waterhouse
                                                                 1989 to May 1993; Member of
                                                                 Oliver Freaney and
                                                                 Co./Spicer and Openheim
                                                                 Chartered Accountants
                                                                 1986-1989.

W. Bruce McConnel, III           52       Secretary              See "Directors and
1345 Chestnut Street                                             Officers of the Company."
Philadelphia, PA 19107

____________________

* Mr. Nathane is an "interested trustee" of the Master Trust as defined in the 1940 Act.

         Each trustee receives an aggregate annual fee of $1500 plus $500 per meeting attended and $250 for each full day spent in traveling to or from meetings, for his services as trustee of the Master Trust. For the fiscal year ended February 28, 1995, the Master Trust paid or accrued for the account of its trustees as a group for services in all capacities a total of $30,221, of this amount $1,661 was allocated to the Portfolio. Each trustee is also reimbursed for out-of-pocket expenses incurred as a trustee. The trustees' fees and reimbursements are allocated among all of the Master Trust's portfolios based on relative net asset values.

         The following chart provides certain information about the director/trustee fees of the Company's and Master Trust's directors/trustees as of February 28, 1995:


                                                                     PENSION OR
                                                                     RETIREMENT                              TOTAL
                                                  AGGREGATE           BENEFITS                         COMPENSATION FROM
                            AGGREGATE           COMPENSATION       ACCRUED AS PART      ESTIMATED        REGISTRANT AND
   NAME OF PERSON/      COMPENSATION FROM         FROM THE             OF FUND       ANNUAL BENEFITS     FUND COMPLEX*
      POSITION             THE COMPANY          MASTER TRUST          EXPENSES       UPON RETIREMENT   PAID TO DIRECTORS
   ---------------      -----------------       ------------       ---------------   ---------------   -----------------
Thomas M. Collins            $100,000              $5,000                $0                $0               $110,000
President and
Chairman of the
Board+

Douglas B. Fletcher          $57,500                 $0                  $0                $0               $57,500
Vice Chairman of the
Board

Robert E. Greeley**          $57,500               $4,750                $0                $0               $65,781
Director
Kermit O. Hanson             $57,500                 $0                  $0                $0               $63,500
Director

Cornelius J. Pings           $57,500                 $0                  $0                $0               $57,500
Director

Kenneth L. Trefftzs          $57,500                 $0                  $0                $0               $57,500
Director
--------------------

* The "Fund Complex" consists of the Company, Seafirst Retirement Funds, the Master Trust and Master Investment Trust, Series II.
**       Mr. Greeley became a director of the Company on April 25, 1994.
+ Mr. Collins was President and Chairman of the Board of the Company until August 31, 1995.

INVESTMENT ADVISER

              Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the other investment portfolios of the Company since the commencement of its operations. As described in the Prospectus, the Fund has not retained the services of an investment adviser since it seeks to achieve its investment objective by investing all of its assets in the

Portfolio. In the Investment Advisory Agreement with the Master Trust, Bank of America has agreed to provide investment advisory services to the Portfolio as described in the Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Portfolio. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement for the Portfolio, the Master Trust has agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rate of .45% of the average daily net assets of the Portfolio. The fees payable to Bank of America are not subject to reduction as the value of the Portfolio's net assets increases. From time to time, Bank of America may waive fees or reimburse the Company or the Portfolio for expenses voluntarily or as required by certain state securities laws.

              For the fiscal period October 1, 1994 through February 28, 1995, Bank of America waived all advisory fees payable to it by the Portfolio, amounting to $58,897. For the period April 25, 1994 (the date the Predecessor Fund was reorganized into the Fund) through September 30, 1994, Bank of America waived all advisory fees payable to it by the Portfolio, amounting to $73,575. See "Management -- Administrator" for instances where the investment advisor is required to make expense reimbursements to the Portfolio.

              Prior to its reorganization into the Fund, the Predecessor Fund was advised by Security Pacific Investment Management, Inc. ("SPIM"), an affiliate of Bank of America, until December 8, 1993 when SPIM transferred its rights and obligations under its advisory agreement with the Predecessor Fund (the "Prior Agreement") to Bank of America, which thereafter served as investment adviser. For the period October 1, 1993 through April 24, 1994 and the fiscal years ended September 30, 1993 and 1992, the Predecessor Fund paid $129,586, $228,245 and $218,010, respectively, in investment advisory fees to SPIM (and Bank of America after December 8, 1993), pursuant to the Prior Agreement.

             The Investment Advisory Agreement between the Master Trust and Bank of America (the "Investment Advisory Agreement") is dated October 25, 1993, as amended through April 26, 1994. The Investment Advisory Agreement will be in effect until October 31, 1995, and will continue in effect from year to year thereafter only so long as such continuation is approved at least annually by (i) the Board of Trustees of the Master Trust or the vote of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Master Trust, and (ii) a majority of those trustees of the Master Trust who are not "interested persons," as defined in the 1940 Act, of any party to the Investment Advisory Agreement, acting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Investment Advisory Agreement is terminable at any time without penalty upon 60 days' written notice by the Board of Trustees of the Master Trust, by vote of the holders of a majority of the Portfolio's outstanding voting securities, or by Bank of America.

              The Investment Advisory Agreement for the Portfolio provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

              The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass- Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

              Bank of America believes that if the question were properly presented, a court should hold that Bank of America may perform the services for the Portfolio contemplated by the Investment Advisory Agreement as described in the Prospectus, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Portfolio or from continuing to purchase Fund shares for the accounts of its customers. (For a discussion of the Glass Steagall Act in connection with the Company's Shareholder Service Plan, see "Plan Payments" in the Fund's Prospectus.)

              On the other hand, as described herein, the Fund is currently distributed by Concord Financial Group, Inc. Concord Holding Corporation, its parent, either directly or through its off-shore subsidiary, provides the Portfolio and the Fund with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Company and the Master Trust expect that Bank of America would consider the possibility of offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Company and the Master Trust expect that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors or the Master Trust's Board of Trustees.

ADMINISTRATOR

              Concord Holding Corporation (the "Administrator"), with offices at 125 W. 55th Street, New York, New York 10019 and 3435 Stelzer Road, Columbus, Ohio 43219, is a wholly-owned subsidiary of The BISYS Group, Inc. The Administrator also serves as administrator to several other investment companies.

              The Administrator (and/or its off-shore affiliate), provides administrative services to the Company and the Portfolio as described in the Fund's Prospectus pursuant to separate administration agreements for the
Company and the Master Trust.   The Portfolio's administration agreement will
continue in effect until October 31, 1996 and thereafter for successive periods of one year, provided the agreement is not sooner terminated. The Portfolio's administration agreement is terminable at any time with respect to the Portfolio by the Portfolio's Board of Directors or by a vote of a majority of the Portfolio's outstanding interests upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Portfolio. The Fund's administration agreement will continue in effect until October 31, 1996 and thereafter will be extended for successive periods of one year, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The agreement is terminable at any time without penalty by the Company's Board of Directors or by a vote of a majority of the Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

              The Company has agreed to pay the Administrator a fee for its services as Administrator, accrued daily and payable monthly, at the annual rate of .15% of the average daily net assets of the Fund. Similarly, the Portfolio has agreed to pay the Administrator a fee for its services, accrued daily and payable monthly, at the annual rate of .05% of the average daily net assets of the Portfolio. The fees payable to the Administrator are not subject to reduction as the value of the Fund's and the Portfolio's net assets increases. From time to time, the Administrator may waive fees or reimburse the Portfolio or the Fund for expenses, either voluntarily or as required by certain state securities laws.

              For the fiscal period October 1, 1994 through February 28, 1995, the Administrator waived all administration fees payable to it by the Portfolio and the Fund, amounting to $6,544 and $19,569, respectively. For the period April 25, 1994 (the date the Predecessor Fund was reorganized into the Fund) through September 30, 1994, the Administrator waived all administration fees payable to it by the Portfolio and the Fund, amounting to $8,175 and $24,407, respectively.

              For the period October 1, 1993 through April 25, 1994, and the fiscal years ended September 30, 1993 and 1992, SPIM, the former adviser to the Predecessor Fund, and not the Predecessor Fund, paid Concord $26,157, $45,649 and $43,602, respectively, for certain administrative services provided to the Predecessor Fund pursuant to a Sub-Administrative Agreement between SPIM and Concord.

              If total expenses borne directly or indirectly by the Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company and the Portfolio may deduct from the payments to be made by the Fund and the Portfolio to Bank of America and the Administrator, respectively, or Bank of America and the Administrator each will bear, the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company or the Fund limits aggregate annual expenses with respect to the Fund (including management and advisory fees and the Fund's pro-rata share of such expenses of the Portfolio but excluding interest, taxes, brokerage commissions, and certain other expenses) to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million, and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Administrator and Bank of America may assume certain expenses and/or not receive payment of fees of the Fund or Portfolio, while retaining the ability to be reimbursed by the Fund or Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

              The Administrator will bear all expenses in connection with the performance of its services under the administration agreements with the exception of the fees charged by PFPC, Inc. ("PFPC") for certain fund accounting services which are borne by the Fund and the Portfolio. Expenses borne by the Fund and/or Portfolio include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, SEC fees and state securities qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes, cost of shareholders' or interestholders reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing fees in connection with the Company's shares are also paid by the Company. See "Distributor and Plan Payments."

              The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Portfolio in connection with the performance of the administration agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

              PFPC provides the Fund and Portfolio with certain accounting services pursuant to separate fund accounting services agreements with the Administrator. Under the fund accounting services agreements, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company and the Portfolio, respectively. The monthly fees charged by PFPC under the fund accounting services agreements are borne by the Fund and the Portfolio, respectively.

DISTRIBUTOR AND PLAN PAYMENTS

              Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of the Administrator, acts as distributor of the shares of the Company. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Company's shares although it is not obliged to sell any particular amount of shares. The distribution agreement shall continue in effect until October 31, 1996. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Fund as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on

90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment."

              For the period of October 1, 1994 through February 28, 1995, the Distributor received $11,175 in sales loads in connection with share purchases, of which the Distributor and various affiliates of Bank of America retained $1,436 and $9,326, respectively. The balance was paid to selling dealers. For the period April 25, 1994 (the date the Predecessor Fund reorganized into the Fund) through September 30, 1994, the Distributor received $1,485 in sales loads in connection with share purchases, of which the Distributor and various affiliates of Bank of America retained $125 and $1,175, respectively. The balance was paid to selling dealers. As the Predecessor Fund was a closed-end fund, no commissions were earned during the period October 1, 1993 through April 24, 1994.

              The Distributor is entitled to payment by the Company for certain shareholder servicing expenses, in addition to the sales load described above and in the Prospectus, under the Shareholder Service Plan (the "Plan") adopted by the Company. Under the Plan, the Company pays the Distributor, with respect to the Fund for (a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services for shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

              Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Fund on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Fund necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

              The Shareholder Service Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding 0.25% of the average daily net assets of the Fund during such month for shareholder servicing expenses. The calculation of a Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of the Fund must be in payment for expenses incurred on behalf of the Fund.

              If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitation described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under the Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

              For the period of October 1, 1994 through February 28, 1995, the Distributor waived all Shareholder Service fees payable under the Plan in the amount of $32,614. For the period April 25, 1994 (the date the Predecessor Fund reorganized into the Fund) through September 30, 1994, the Distributor waived all Shareholder Service fees payable under the Plan in the amount of $40,679.

              Payments for shareholder service expenses under the Shareholder Service Plan are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. Pursuant to the Shareholder Service Plan, the Distributor provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the Plan provides that the selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the directors who are neither "interested persons" (as defined in the 1940 Act of the Company nor have any direct or indirect financial interest in the operation of the Shareholder Service Plan (or related servicing agreements) (the "Non-Interested Plan Directors").

              The Plan is subject to annual reapproval by a majority of the Non-Interested Plan Directors and is terminable at any time with respect to the Fund by a vote of a majority of such

Directors or by vote of the holders of a majority of the shares of the Fund.

              The Company understands that Bank of America, and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of Fund shares. These fees would be in addition to any amounts which might be received under the Plan. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

             The following table shows all sales loads, commissions and other compensation received by the Distributor directly or indirectly from the Fund during the fiscal period October 1, 1994 through February 28, 1995:

                                                        Brokerage
                                                        Commis-
                      Net Under-                        sions in
                      writing Dis-    Compensation      connection     Other
                      counts and      on Redemption     with Fund      Compen-
                      Commissions     and Repurchase    Transactions   sation(1)
                      ------------    --------------    ------------   ---------
Concord Financial
  Group, Inc.         $1,436                $0               $0           $0

___________________

(1) Represents the total of (i) amounts paid to the Administrator for administrative services provided to the Fund (see "Management of the Company-Administrator" above) and (ii) payments made under the Shareholder Service Plan (see discussion above).

YIELD AND TOTAL RETURN

              From time to time, the yield and the total return of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor

(including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund and the Portfolio), as well as the views of the Portfolio's investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and may include testimonials as to the investment adviser's capabilites by clients. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling (800) 346-2087.

              Yield Calculations. The yield of the Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                       a-b
                         Yield = 2 [(----- + 1)(6) - 1]
                                        cd

           Where:  a = dividends and interest earned during the period.

                   b = expenses accrued for the period (net of
                       reimbursements).

                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                   d = maximum offering price per share on the last day of the period.

              For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

              Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

              With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

              Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund -- currently 4.50% of the per share offering price.

              Based on the foregoing calculations, the yield (after fee waivers and expense reimbursements) for the 30 day period ended February 28, 1995 was 6.72%.

              Total Return Calculations. The Fund may compute its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                      ERV  1/n
                               T = [(-----)  - 1]
                                       P
                 Where: T = average annual total return.

                      ERV = ending redeemable value at the end of the period
                            covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                        P = hypothetical initial payment of $1,000.

                        n = period covered by the computation, expressed in
                            terms of years.

              The Fund computes its aggregate total return by determining the aggregate rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                             ERV
                 aggregate total return = [(----- - 1)]
                                              P

              The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum sales load charged in connection with the purchase of Fund shares.

              Based on the foregoing calculations, the respective average annual total return and aggregate total returns: for the Fund for the period from October 1, 1994 through February 28, 1995 and for the period from October 1, 1994 through February 28, 1995 and for the period April 25, 1994 (the date the Predecessor Fund was reorganized into the Fund) through February 28, 1995 were N/A and 4.25%, and N/A% and 4.66%, respectively; for the Predecessor Fund for the one, five and ten-year periods ended April 24, 1994 were 1.92% and 1.92%, 8.71% and 51.41%, and 11.79% and 203.74%, respectively; and for the Predecessor Fund for the one, five and ten-year periods ended September 30, 1993 were 14.30% and 14.30%, 10.79% and 67.00%, and 11.15% and 188.02%, respectively.

              The Fund may advertise total return data without reflecting the sales load imposed on the purchase of shares of the Fund in accordance with the rules of the Securities and Exchange Commission. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

              The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Fund's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-two classes of stock - Classes
A through W Common Stock, $.001 par value per share, representing interests in twenty-two separate investment portfolios. Class W represents interests in the Corporate Bond Fund. The Company's charter also authorizes the Board of Directors to classify or reclassify any particular class of the Company's shares into one or more series.

              Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

              Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

              Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. The Fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of such portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular funds.

              Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

THE PORTFOLIO

              The Portfolio is a separate series of Master Investment Trust, Series I, which was organized on October 26, 1992 as a Delaware business trust. The Master Trust's Declaration of Trust authorizes its Board of Trustees to issue an unlimited number of interests of beneficial interest and to establish and designate any unissued interests of one or more additional series of interests. Investors in the Portfolio are entitled to distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Portfolio. Investors are also entitled to participate in the net distributable assets of the Portfolio on liquidation. Beneficial interests have no preemptive, conversion or exchange rights.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT

              PNC Bank, National Association ("PNC") has been appointed custodian for the Fund and the Portfolio. PFPC, Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, DE 19809, provides the Fund with certain accounting services pursuant to Fund Accounting Services Agreements with the Administrator. Both PNC and PFPC are wholly-owned subsidiaries of PNC Bancorp, Inc., a bank holding company. Under the Fund Accounting Services Agreement, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company and the Portfolio. The monthly fees charged by PFPC under the Fund Accounting Agreements are borne by the Fund and the Portfolio. As custodian of the assets of the Fund and the Portfolio,
PNC: (i) maintains a separate account or accounts in the name of the Fund and Portfolio (as applicable); (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money; (iv) collects and receives income and other payments and distributions on account of portfolio securities; (v) responds to correspondence from security brokers and others relating to its respective duties; and (vi) makes periodic reports concerning its respective duties.

              BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as transfer and dividend disbursing agent for the Fund.

COUNSEL

              Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and the Master Trust and will pass upon certain legal matters on their behalf.

INDEPENDENT ACCOUNTANTS

              Price Waterhouse LLP with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Fund and for the Portfolio.

REPORTS

              Shareholders receive unaudited semi-annual reports describing the Portfolio's and the Fund's investment operations and annual financial statements together with the reports of the independent accountants of the Portfolio and the Fund.

MISCELLANEOUS

              As used in the Prospectus and this Statement of Additional Information, a "vote of a majority" of the outstanding interests of the Portfolio, the outstanding shares of the Fund or a particular series means the affirmative vote of the lesser of (a) more than 50% of the outstanding interests of the Portfolio, Fund or such series, or (b) 67% of the interests of the Portfolio, the shares of the Fund or such series present at a meeting at which more than 50% of the outstanding interests of the Portfolio, the outstanding shares of the Fund or series are represented in person or by proxy.

              At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the oustanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services, Inc., For the Benefit of clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA l91101, 1,044,975,154.790 shares (82.00%); and Hellman & Friedman Capital Partners II, Limited Partnership,
Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francis, CA 94111, 1,216,118,073.700 shares (095.42%).

              At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 1,044,975,154.790 shares (82.00%); and Hellman & Freidman Capital Partners II, Limited Partnership,
Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 1,216,118,073.700 shares (095.42%).

              At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Treasury Fund was as follows: Bank of America Trustee/Custodian for Investing in Horizon Treasury, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 398,540,438.170 shares (68.901%); Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds (L. Goekjian), P.O. Box 91630, Pasadena, CA 91101, 94,279,024.120 shares (16.299%).

              At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: Bank of America FM&TS Operat CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 65,745,555.320 shares (23.658%); Bank of America Nevada Southern Comm. Bank,
Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193, 63,974,589.270 shares (23.020%). Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds, P.O. Box 91630, Pasadena, CA 91101, 56,906,301.540 shares (20.477%); and Security Pacific Cash Management, c/o Bank of America - GPO M/C 5533, Attn: Liezel Barangan, 1850 Gateway Boulevard, Concord, CA 94520, 77,003,300 shares (27.709%). At June 15, 1995, the name, address and, share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Fund was as follows:
Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 263,629,755.130 shares (65.51%). At June 15,
1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 514,119,226.900 shares (38.76%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 392,983,248.780 shares (29.63%); and Southwest Securities Inc., Attn: Cashiering, 201 Elm Street, Suite 4300, Dallas, TX 75270, 169,018,910.270 shares (12.74%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America Trustee/Custodian for Investing Horizon Prime, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 385,058,852.030 shares (56.838%); and Bank of America NT&SA, Attn: Kay Warren/Dept. #5596, 1455 Market Street, San Francisco, CA 94103, 57,300,000.00 shares (9.934%). At June 15,
1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 752,776,315.610 shares (70.26%).

              At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management and Trust Services, 701 S. Western Avenue, Glendale, CA 91201, 74,038,082.090 shares (9.835%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 86,407,261.23 shares (11.478%); Security Pacific Cash Management, c/o Bank of America. GPO. M/C 5533 Attn: Liezel Barangan, 1850 Gateway Boulevard, M/C 5533, Concord, CA 94520, 379,755,600.000 shares (50.447%); Security Pacific State Trust Co., Agreement for SecPAC WA Participants, Attn: Cash Sweep Funds (L. Goekjian) P.O. Box 91630, Pasadena, CA 91101, 54,321,621.330 shares (7.216%); and Southwest
Securities Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 4300, Dallas, TX 75270, 130,146,660.030 shares (17.289%).

              At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 12,233,845.190 shares (39.73%); Southwest
Securities Inc., Attn: Cashiering, 1201 Elm Street, Suite 4300, Dallas, TX, 75270, 10,387,253.930 shares (33.73%); and Bank of America State Trust Co., 299
N. Euclid Avenue, Pasadena, CA 91101, 6,515,635.730 shares (21.16%).

              At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America Custodian For Investing in Horizon Tax- Exempt Money Fund, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 19201, 129,582,555.65 shares (38.576%); Continental Bank National Association Custodian for the Benefit of Custodian Co. Attn: Mary Chester, 231 South LaSalle Street, 6Q, Chicago, IL 60697, 152,699,416.270 shares (45.458%); and Maine Midland Bank NA, Investment Services, 17th Floor, Attn: Christine Mincel, One Marine Midland Center, Buffalo, NY 14203, 21,684,672.980 shares (6.455%).

              At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the Tax-Exempt Money Fund were as follows: Furman C. Moseley and Susan R. Moseley Tenn. In Common, 1201 3rd Avenue, Box 7C, Seattle, WA 98101, 4,165,513.060 shares (9.91%); Omnibus A/C for the shareholder accounts maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,398,544.590 shares (53.31%); and Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services Inc. Attn: First and Market

Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 3,494,305.180 shares (8.31%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 1,362,028.590 shares (5.260%); Bank of America FM&TS Oper. CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 2,293,907.40 shares (8.859%); and Southwest Securities, Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 430, Dallas, TX 75270, 21,021,580.530 shares (81.187%). At June 15,
1955, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: Bank of America, NT&SA, The Private Bank, Attn: ACI Unit #8329, 701 S. Western Avenue, Glendale, CA 91201, 79,875,532.090 shares
(22.71%); Bank of America State Trust Co., 299 N. Euclid Avenue., Pasadena, CA 91101, 64,756,966.280 shares (18.41%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 170,940,404.650 shares (48.60%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Government Fund were as follows: Bank of America NT&SA Trustee/Custodian for Investing in Horizon Shares of the Government Fund, Attn: Cynthia Beauvais, 701 South Western Avenue., Glendale, CA 91201, 9,327,446.350 shares (5.028%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 28,063,486.740 shares (15.129%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 24,227,801.980 shares (13.061%); County of Orange, Matt Raabe, P.O. Box 4515, Santa Ana, CA 92702, 10,000,000.000 shares (5.391%); Cypress Insurance Co., Attn: Larry Tetzloff, 9290 W. Dodge Road, Omaha, NE 68124, 9,996,515.930 shares (5.389%); Harr &
Co., c/o Bank of New York, Attn: Bimal Sana, Spec. Prec. Dept., One Wall Street, 5th Floor, New York, NY 10286, 14,000,000.000 shares (7.547%); Micron Electronics Inc., Attn: Debbie Meigand, 900 East Karcher Road, Nanpa, ID 83687, 16,080,510.14 shares (8.669%); and Silocin Magic Corp., Attn: Meng A. Lim, 20300 Stevens Creek Boulevard., Suite 400, Cupertino, CA 95014, 18,058,262.110 shares (9.735%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Spacelabs Medical, Inc.,
Attn: Scott Bender, P.O. Box 97013, Redmond, WA 98073, 14,572,000.000 shares (5.70%); Good Health Plan of WA, Attn: Tsai Cheng, 1501 9th Avenue, Suite 500, Seattle, WA 98101, 16,584,866.580 shares (6.49%); Omnibus A/C for the Shareholder Accounts maintained by Concord. Financial Services Inc., Attn:
Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 68,555,257.020 shares (26.85%). At June 16, 1995, the name, address and share
ownership of the entities which held beneficially more than 5% of the Horizon Service Shares of the Government Fund were as follows: Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193-8600, 35,849,966.050 shares (52.294%); and Capital Network Services, Attn: Donna M. Howell, One Bush Street, 11th Floor, San Francisco, CA 94104-4425, 23,929,840.440 shares (34.906%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the Pacific Horizon Shares of the Treasury Only Fund were as follows: Bank of America NT&SA, the Private Bank, Attn: ACI Unit 48329, 701 South Western Avenue, Glendale, CA 91201, 48,516,900.490 shares (31.68%) Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 22,350,831.320 shares (14.59%);
and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 69,016,521.500 shares (45.06%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: National Home Mortgage Corp., Attn: Mortgage Banking Treasury Operations, 5565 Morehouse Drive, 3rd Floor, San Diego, CA 92121, 12,147.667,580 shares (9.42%); Comcare, Inc., 4001 N. 3rd Street, Suite 120, Phoenix, AZ 85012, 26,230,243.620 shares
(20.34%); and Omnibus A/C For the Shareholder Accounts Maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 21,883,084.450 shares (16.97%).
At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: BA Investment Service Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 6,403,628.120 shares (28.679%); Bank of America NT&SA Trustee/Custodian for Investing in Horizon Service Shares of the Treasury Only Fund, Attn: Cynthia Beauvais, 701 South Western Avenue, Glendale, CA 91201, 3,501,414.020 shares (15.681%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 5,420,893.150 shares (24.277%); Fair Isaac & Co., Attn: Christine Tam,
120 North Redwood, San Rapheal, CA 94903-1996, 1,338,800.750 shares (5.996%);
Foothill/Eastern Transportation Corridor Agency, Attn: Laura Barker, 201 East Sandpot, Suite 200, Santa Anna, CA 92707, 2,559,586.380 shares (11.463%); and
Nexus, Attn: Kathleen Menace, P.O. Box 60637, Sunnyvale, CA 94088-0637, 2,525,153.380 shares (11.309%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Value Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 16,383,467.170 shares (26.45%); and
Bank of America State Trust Co., Attn: Leon Goekjian, P.O. Box 91630, Pasadena, CA 91101, 45,078,465.290 shares (72.79%). At June 16, 1995, the name, address and share ownership of the entity which
held of record more than 5% of the outstanding Horizon Shares of the Prime Value Fund was as follows: Tice & Co., c/o M&T, Attn: Cash Management Clerk, 8th Floor, P.O. Box 1377, Buffalo, NY 14240, 453,078,561.590 shares (93.510%).
At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 204,443,886.590 shares (22.07%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: Leo Zuckerman Trust, DTD 12-11-91,4444 Viewridge Avenue, San Diego, CA 92123, 4,850,877.280 shares (5.35%); and Omnibus A/C for the Shareholder Accounts Maintained by Concord Financial Services Inc. Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 13,391,453.970 shares (14.77%). At June 16, 1995, the name, address and share ownership of the entity which held beneficially more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., 555 California Street, 4th Floor, Dept. #4337, San Francisco, CA 94109, 13,792,509.310 shares (99.206%).
At June 15, 1995, the name, address and shares ownership of the entities which held of record more than 5% of the outstanding shares of the Flexible Bond Fund were as follows: Peter F. Smith and Jacquelyn L. Smith, JTWROS, 1785 C. Blodgett Road, Mount Vernon, WA 98273, 13,973.917 shares (5.58%); and BA Investment Services, Inc., FBO 200724011, 185 Berry Street, 3rd Floor #2640, San Francisco, CA 94104, 22,436.531 shares (8.96%). At June 15, 1995 the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Asset Allocation Fund was as follows: Bank of America, Texas AATTEE. National-O'Neill Supplemental Savings Plan, Attn:
Mutual Funds (81-6-01005-0), P.O. Box 94627, Pasadena, CA 91109, 24,289,973
shares (5.07%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc. FBO 405084421, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 26,336.154 shares (8.31%); and BA Investment Services, Inc., FBO 405266591, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 25,034.024 shares (7.90%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Corporate Bond Fund were as follows: Dean Witter Reynolds Inc., 5 World Trade Center, 4th Floor, Attn: 5th O Div., New York, NY 10048, 138,820.000 shares (6.93%); and Smith Barney Shearson, Inc., 333 W. 39th Street, 8th Floor, New York, NY 10001, 148,925.482 shares (7.43%).

              At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any other investment portfolio of the Company.

              The Prospectus relating to the Fund and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.


FINANCIAL STATEMENTS AND EXPERTS

              The Annual Report for the Fund and the Portfolio for the fiscal period ended February 28, 1995 accompanies this Statement of Additional Information. The financial statements and notes thereto in that Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

              A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

              "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

              "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

              "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

              "B" - Issue has only a speculative capacity for timely payment.

              "C" - Issue has a doubtful capacity for payment.

              "D" - Issue is in payment default.


              Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

              "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short- term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

              "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

              "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

              "Not Prime" - Issuer does not fall within any of the Prime rating categories.

              The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "Duff 1," "D-2" and "D-3." D-&
Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D-& Phelps for commercial paper:

              "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

              "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

              "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

              "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

              "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

              "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

              "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


              Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

              "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

              "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

              "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

              "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

              "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

              "D" - Securities are in actual or imminent payment default.

              Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


              Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

              "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

              "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

              "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

              "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


              IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

              "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

              "A2" - Obligations are supported by a good capacity for timely repayment.

              "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

              "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

              "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

              The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

              "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

              "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

              "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

              "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

              "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

              "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

              "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

              "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

              "CC" - Debt is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

              "C" - Debt is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

              "CI" - This rating is reserved for income bonds on which no interest is being paid.

              "D" - Debt is in payment default and is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

              PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

              "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

           The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

              "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

              "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

              "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

              "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

              Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

              Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

              The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

              "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

              "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

              "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

              "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

              "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

              To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


              The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

              "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

              "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

              "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

              "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

              "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

              To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


              IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

              "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

              "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

              "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

              "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

              "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

              IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


              Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

              "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

              "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

              "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

              "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

              "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

              "D" - This designation indicates that the long-term debt is in default.

              PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

              A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Corporation for municipal notes:

              "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

              "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

              "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


              Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

              "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

              "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

              "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

              "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

              "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


              Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


              As stated in the Prospectus, the Portfolio may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.       INTEREST RATE FUTURES CONTRACTS

              Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Portfolio may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

              The Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, through using futures contracts.

              Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

              Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

              Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

              A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three- month United States Treasury bills; and ninety-day commercial paper. The Portfolio may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

              Examples of Futures Contract Sale. The Portfolio would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The advisor wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Portfolio might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

              In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

              The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

              If interest rate levels did not change, the Portfolio in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

              Examples of Futures Contract Purchase. The Portfolio would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Portfolio's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Portfolio would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Portfolio may purchase.

              For example, assume that the market price of a long-term bond that the Portfolio may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Portfolio might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Portfolio would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Portfolio pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

              The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Portfolio would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

              If, however, short-term rates remained above available long-term rates, it is possible that the Portfolio would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MARGIN PAYMENTS

              Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Portfolio's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin.
The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

III.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

              There are several risks in connection with the use of futures in the Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the future and also experience a decline in value in its portfolio securities.

              Where futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

              In instances involving the purchase of futures contracts by a Portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

              In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

              Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

              Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

              Successful use of futures by a Portfolio is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

IV.   OPTIONS ON FUTURES CONTRACTS.

              The Portfolio may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

              Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).

V.  ACCOUNTING AND TAX TREATMENT.

              Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

              Generally, futures contracts and options on futures contracts held by the Portfolio at the close of the Portfolio's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell may be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

              Qualification as a regulated investment company under the Code requires that the Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

              An additional requirement for qualification by the Fund as a regulated investment company under the Code is the Short-Short test described earlier in this Statement of Additional Information. With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking- to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the Fund meets the 30% test for a taxable year, increases and decreases in the value of the Portfolio's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                          PACIFIC HORIZON FUNDS, INC.

                             PACIFIC HORIZON SHARES
                                     OF THE
                           PRIME FUND, TREASURY FUND,
           GOVERNMENT FUND, TREASURY ONLY FUND, TAX-EXEMPT MONEY FUND
                  AND CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

                           (INVESTMENT PORTFOLIOS OF
                          PACIFIC HORIZON FUNDS, INC.)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 1, 1995
               (AS REVISED JULY 10, JULY 12 AND DECEMBER 8, 1995)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
THE COMPANY..............................................................      2
INVESTMENT OBJECTIVES AND POLICIES.......................................      2
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................     42
ADDITIONAL INFORMATION CONCERNING TAXES..................................     50
MANAGEMENT OF THE FUNDS..................................................     56
GENERAL INFORMATION......................................................     77
APPENDIX A...............................................................    A-1

         This Statement of Additional Information, which applies to the Pacific Horizon Shares of the Prime Fund, Treasury Fund, Tax-Exempt Money Fund, Government Fund, Treasury Only Fund and California Tax-Exempt Money Market Fund (individually, a "Fund" and collectively, the "Funds") of Pacific Horizon Funds, Inc. (the "Company"), is meant to be read in conjunction with the prospectuses dated July 1, 1995 with respect to the Funds, as such prospectuses may from time to time be revised (individually, a "Prospectus" and collectively, the "Prospectuses"), describing the particular Fund of the Company in which the investor is interested and is incorporated by reference in its entirety into each such Prospectus. Because the Statement of Additional Information is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses relating to the Company's Pacific Horizon Shares may be obtained by calling Concord Financial Group, Inc. at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

                                  THE COMPANY

         The Company was organized on October 27, 1982 as a Maryland corporation. On March 30, 1984, the Company commenced its public sale of shares (Pacific Horizon Shares) in each of the Prime Fund and Treasury Fund, which were originally called "Money Market Portfolio" and "Government Money Market Portfolio," respectively. On January 19, 1990, the Prime Fund and Treasury Fund of The Horizon Funds, a Massachusetts business trust (sometimes called the "Predecessor Prime Fund" and "Predecessor Treasury Fund"), were combined with the Money Market Portfolio and Government Money Market Portfolio, respectively, of the Company; the Company changed the names of its resulting portfolios to "Prime Fund" and "Treasury Fund"; and, in addition to continuing its offering of Pacific Horizon Shares in such Funds, the Company began offering Horizon Shares and Horizon Service Shares in the Prime and Treasury Funds. On January 19, 1990, the Tax-Exempt Money Fund of The Horizon Funds (the "Predecessor Tax Exempt Fund") was reorganized as a new portfolio of the Company. Each of these three Predecessor Funds originally commenced operations on July 10, 1987. The California Tax-Exempt Money Market Fund commenced its initial public offering of shares on December 6, 1989. The Government Fund and Treasury Only Fund commenced operations on June 4, 1990 as separate investment portfolios (the "Predecessor Government Funds" and "Predecessor Treasury Only Funds," respectively) of First Funds of America and First Cash Funds of America, which were organized as Massachusetts business trusts. On March 1, 1993, the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as new portfolios of the Company. Prior to this reorganization, these Predecessor Funds offered and sold shares of beneficial interest that were similar to the Company's Pacific Horizon Shares and Horizon Service Shares.

         The Company offers other classes and series of shares, including Horizon Shares and Horizon Service Shares, in the aforementioned funds and in other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other shares contact the Distributor at the telephone number stated on the cover page of this statement of additional information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Prospectus for each Fund describes the investment objective of the Fund to which it applies. The following information supplements and should be read in conjunction with the descriptions of the investment objective and policies in the Prospectus for each Fund.

PORTFOLIO TRANSACTIONS

         Subject to the general control of the Company's Board of Directors, Bank of America National Trust and Savings Association ("Bank of America") is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. During their last three fiscal periods, the Funds did not pay any brokerage commissions. The cost of securities purchased by the Funds from underwriters generally include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         In executing portfolio transactions and selecting brokers or dealers, it is the Company's policy to seek the best overall terms available. The investment advisory agreement between the Company and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement authorizes Bank of America, subject to the approval of the Company's Board of Directors, to cause the Company to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the particular Fund and the Company. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities and
(2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         The Directors will periodically review the commissions paid by the Company to consider whether the commissions, if any, paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Company. It is possible that certain of the brokerage or research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or any given Fund may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

         Brokerage or research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America by the Company. Such services may be useful to Bank of America in serving both the Company and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company. The Company will not acquire certificates of deposit or other securities issued by Bank of America or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to Bank of America, Concord Financial Group, Inc. (the "Distributor") and their affiliates acting as principal underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity during the life of the syndicate, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 and the rules thereunder.

         A Fund's annual portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the Fund's portfolio securities. The calculation excludes all securities the maturities of which at the time of acquisition were thirteen months or less. The annual portfolio turnover rate is expected to be zero for regulatory reporting purposes for all Funds.

         A Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. Any such Fund will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Directors, believes such practice to be in the Fund's interest.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or Bank of America, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation but will continue to hold the obligation only if retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

         To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

         The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940) or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1995: (a) the Treasury Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $95,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $95,000,000; (b) the Prime Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $l00,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $120,000,000; Morgan Stanley Group, Inc., Daily Variable Rate Master Note in the principal amount of $120,000,000; Bear Stearns Co., Inc., Series B, Monthly Variable Rate Note in the principal amount of $100,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $120,000,000; (c) the Government Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $40,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $40,000,000; and (d) the Prime Value Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $7,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $7,000,000; Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $8,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $8,000,000. Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.

PORTFOLIO INSTRUMENTS

         Certificates of Deposit, Bankers' Acceptances, Commercial Paper and Short-Term Notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specific return. Bankers' acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks having total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches). Commercial paper consists of unsecured promissory notes issued by corporations. Short-term notes acquired by a Fund may be issued by commercial or investment banking firms, financing companies or industrial or manufacturing concerns. Commercial paper and short-term notes, except for variable and floating rate instruments, will normally have maturities of nine months or less, although such instruments may have maturities of up to thirteen months. Commercial paper and short-term notes will consist of issues which, with respect to the Prime Fund, Treasury Fund and Tax-Exempt Money Fund, are "First Tier Securities" as defined by the Securities and Exchange Commission and, with respect to the California Tax-Exempt Money Market Fund, are "Eligible Securities" as defined by the Securities and Exchange Commission, provided, however, that the Tax-Exempt Money Fund may also acquire securities that are "Eligible Securities" during temporary defensive periods or if, in the investment adviser's opinion, suitable First Tier Securities are not available for investment. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. Eligible Securities consist of instruments that are either rated at the time of purchase in the top two rating categories by one or more unaffiliated NRSROs or issued by issuers with such ratings. See the Appendix to this Statement of Additional Information for a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by a Fund will be of comparable quality as determined by Bank of America pursuant to guidelines approved by the Board of Directors and Bank of America.

         A Fund holding Euro Cds, Yankee Cds, Yankee Bas or commercial paper of foreign issuers may be subject to investment risks that are different in some respects from those incurred by a Fund which invests only in obligations of domestic branches of U.S. banks. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

         Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

         As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to the Euro Cds, Yankee Cds and Yankee Bas that a Fund may acquire.

         U.S. Government Obligations. Obligations of the U.S. Government and its agencies and instrumentalities include Treasury bills, certificates of indebtedness, notes and bonds, Treasury Strips, and issues of such entities as the Federal Home Loan Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Funding Corporation, Maritime Administration, Tennessee Valley Authority and Federal National Mortgage Association. The Funds (other than the Government Fund and Treasury Only Fund) will not acquire obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank; the Government Fund and Treasury Only Fund may acquire such obligations in accordance with their investment policies.

         Government National Mortgage Association ("GNMA") certificates are U.S. Government agency mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. In addition to GNMA certificates, mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC") may also be acquired. Securities issued and guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. If either fixed or variable rate pass-through securities issued by the U.S. Government or its agencies or instrumentalities are developed in the future, the Prime, Government, California Tax-Exempt Money Market and Tax-Exempt Money Funds reserve the right to invest in them, after making appropriate disclosure to investors. Certain securities issued by all governmental agencies may be prepaid. Prepayment of mortgages underlying most mortgage-backed securities may reduce their current yield and total return. During periods of declining interest rates, such prepayments can be expected to accelerate and the Funds would be required to reinvest the proceeds at the lower interest rates then available.

         Variable and Floating Rate Instruments. The Funds may acquire variable and floating rate instruments as described in their Prospectuses. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the investment adviser under guidelines established by the Company's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase by such Fund. In making such determinations, the investment adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a Fund involved could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit and may have maturities of more than thirteen months. In determining a Fund's average weighted maturity and whether a variable or floating rate instrument has a remaining maturity of thirteen months or less, each variable rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed by the Company to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand; each variable rate instrument not having such a demand feature but having a stated maturity of thirteen months or less or issued or guaranteed by the U.S. Government or its agencies will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment; each floating rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed to have a maturity equal to the period of time remaining until the principal amount owed can be recovered through demand. Variable and floating rate instruments which are not payable upon seven days' notice and which do not have an active trading market are considered illiquid securities.

         Ratings and Issuer's Obligations. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc. ("Thomson") and IBCA Limited and IBCA Inc. ("IBCA") represent their opinions as to the quality of debt securities. However, ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

         An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

         Municipal Securities. Substantially all of the assets of the Tax-Exempt Money Fund and primarily all of the assets of the California Tax-Exempt Money Market Fund will be invested in Municipal Securities. (In particular, the Tax-Exempt Money Fund may concentrate more than 25% of its assets in California Municipal Securities and the California Tax-Exempt Money Market

Fund intends that under normal market conditions at least 80% of its net assets will be invested in California Municipal Securities.) Although the Prime Fund is also authorized to invest in Municipal Securities under certain circumstances, no more than 5% of the value of its net assets will be so invested.

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax. Municipal Securities also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loan obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Funds may also purchase tax-exempt commercial paper. California Municipal Securities are Municipal Securities the interest on which is exempt from taxation under the California Constitution or the laws of California. Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income taxes and California state personal income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Funds nor Bank of America will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

         There are variations in the quality of Municipal Securities between classifications (such as general obligation, revenue and moral obligation issues) and within a particular classification, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. It should also be noted, with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), that the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

         The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the Funds' Prospectuses under "Dividends, Distributions and Taxes.") The Funds cannot predict what legislation, if any, may be proposed in Congress or in the California Legislature in the future as regards the federal and California state personal income tax status of interest on Municipal Securities in general, or California Municipal Securities in particular, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of Municipal Securities (and California Municipal Securities) for investment by the California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund and the liquidity and value of such Funds' portfolios. In such an event the Board of Directors would re-evaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

         Repurchase Agreements. The Funds (other than the Treasury Only Fund) may enter into repurchase agreements with respect to their portfolio securities as indicated in their Prospectuses. Pursuant to such agreements, a Fund purchases securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a specified date and price. No Fund will enter into repurchase agreements with Bank of America or Bank of America's affiliates, nor will any Fund give preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Funds' custodian or a sub-custodian or in the Federal Reserve/Treasury book-entry system, and a Fund will make payment for such securities only upon receipt of evidence of physical delivery of the securities or of such book entry. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the advisor shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, the Fund holding the repurchase agreement would suffer a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

         Reverse Repurchase Agreements. The Funds may also enter into reverse repurchase agreements with respect to their securities. Whenever such a Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with the Funds' custodian liquid assets such as cash, U.S. Government securities and other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account for maintenance of such equivalent value. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act of 1940.

INVESTMENT PRACTICES

         When-Issued Securities, Forward Commitments and Delayed Settlements. The Funds may purchase securities on a "when- issued," forward commitment or delayed settlement basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when- issued, forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets (cash or liquid securities) in the separate account so that the value of the account remains equal to the amount of such Fund's commitment. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid investments to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the investment adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of its assets.

         A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase, a forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations on their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         Stand-By Commitments. The California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price.

         The amount payable to the California Tax-Exempt Money Market Fund or Tax-Exempt Money Fund upon its exercise of a "stand-by commitment" is normally the amortized cost of the underlying instruments plus accrued interest, if any. "Stand-by commitments" can be acquired when the remaining maturity of the underlying Municipal Securities is not greater than thirteen months, and are exercisable by a Fund at any time before the maturity of such obligations. In determining net asset value, a Fund values Municipal Securities on the basis of amortized cost without reference to the presence of the "stand-by commitment," as described below. A "stand-by commitment" may be sold, transferred or assigned by a Fund only with the instrument involved.

         The California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by a Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

         The California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund intend to enter into "stand-by commitments" only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

         The California Tax-Exempt Money Market Fund and Tax- Exempt Money Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued at amortized cost in accordance with the ordinary method of valuation employed by a Fund. "Stand-by commitments" which would be acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. "Stand-by commitments" would not affect a Fund's average weighted maturity.

         Loans of Securities - The Prime Fund, Government Fund and Treasury Only Fund may lend their securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities (U.S. Treasury securities with respect to the Treasury Only Fund) or cash or letters of credit which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund involved may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund (33-1/3% with respect to the Treasury Only Fund).

         A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

         ECONOMIC FACTORS. The Governor's 1993-1994 Budget, introduced on January 8, 1993, proposed general fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased federal aid, and reductions in state spending.

         The Department of Finance of the State of California's May Revision of General Fund Revenues and Expenditures (the "May Revision"), released on May 20, 1993, projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993, essentially unchanged from the prior year. The Governor proposed to eliminate this deficit over an 18-month period. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

         The 1993-1994 budget act (the "1993-94 Budget Act") was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending.

         The 1993-94 Budget Act was predicated on general fund revenues and transfers estimated at $40.6 billion, $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenue were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991--a half cent temporary sales tax, a deferral of operating loss carryforwards, and repeal by initiative of a sales tax on candy and snack foods.

         The 1993-94 Budget Act also assumed special fund revenues of $11.9 billion, an increase of 2.9 percent over 1992-93.

         The 1993-94 Budget Act includes general fund expenditures of $38.5 billion (a 6.3 percent reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The 1993-94 Budget Act also included special fund expenditures of

$12.1 billion, a 4.2 percent increase. The 1993-94 Budget Act reflected the following major adjustments:

         1. Changes in local government financing to shift about $2.6 billion in property taxes from cities, counties, special districts and redevelopment agencies to school and community college districts, thereby reducing general fund support by an equal amount. About $2.5 billion is permanent, reflecting termination of the State's "bailout" of local governments following the property tax cuts of Proposition 13 in 1978 (See "Constitutional, Legislative and Other Factors" below).

         The property tax revenue losses for cities and counties were offset in part by additional sales tax revenues and mandate relief.

         2. The 1993-94 Budget Act projected K-12 Proposition 98 funding on a cash basis at the same per-pupil level as 1992-93 by providing schools a $609 million loan payable from future years' Proposition 98 funds.

         3. The 1993-94 Budget Act assumed receipt of about $692 million of aid to the State from the federal government to offset health and welfare costs associated with foreign immigrants living in the State, which would reduce a like amount of General Fund expenditures. About $411 million of this amount was one-time funding. Congress ultimately appropriated only $450 million.

         4. Reductions of $600 million in health and welfare programs and $400 million in support for higher education (partly offset by fee increases at all three units of higher education) and various miscellaneous cuts (totalling approximately $150 million) in State government services in many agencies, up to 15 percent.

         5. A 2-year suspension of the renters' tax credit ($390 million expenditure reduction in 1993-94).

         6. Miscellaneous one-time items, including deferral of payment to the Public Employees Retirement Fund ($339 million) and a change in accounting for debt service from accrual to cash basis, saving $107 million.

         The 1993-94 Budget Act contained no general fund tax/revenue increases other than a two year suspension of the renters' tax credit. The 1993-1994 Budget Act suspended the 4 percent automatic budget reduction trigger, as was done in 1992-1993, so cuts could be focused.

         Administration reports during the course of the 1993-1994 Fiscal Year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-1994 Budget Act was adopted. Overall, revenues for the 1993-1994 Fiscal Year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which required greater State support for K-14 education to make up the shortfall, and lower than anticipated federal government payments for immigration- related costs. The reports in May and June, 1994, indicated that revenues in the second half of the 1993-1994 Fiscal Year have been very close to the projections made in the Governor's Budget of January 10, 1994, which is consistent with a slow turnaround in the economy.

         The Department of Finance's July 1994 Bulletin, including the final June receipts, reported that June revenues were $114 million (2.5 percent) above projection, with final end-of-year results at $377 million (about 1 percent) above the May Revision projections. Part of this result was due to end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections very well. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4 percent) above projection in June. While the higher June receipts are reflected in the actual 1993-94 Fiscal Year cash flow results, and help the starting cash balance for the 1994-95 Fiscal Year, the Department of Finance has not adjusted any of its revenue projections for the 1994-95 or 1995-96 Fiscal Years.

         During the 1993-94 Fiscal Year, the State implemented the deficit retirement plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 Fiscal Year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $2 billion.

         Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the deficit retirement plan, the State issued an additional $2.0 billion of revenue anticipation warrants, maturing July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 Fiscal Year.

         On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties, which were declared as State and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $20 billion, but these estimates are still subject to change.

         Despite such damage, on the whole, the vast majority of structures in the areas, including large manufacturing and commercial buildings and all modern high-rise offices, survived the earthquake with minimal or no damage, validating the cumulative effect of strict building codes and thorough preparation for such an emergency by the State and local agencies.

         Damage to state-owned facilities included transportation corridors and facilities such as Interstate Highways 5 and 10 and State Highways 14, 118 and
210. Major highways have now been reopened. The campus of California State University at Northridge (very near the epicenter) suffered an estimated $350 million damage, resulting in temporary closure of the campus. It has reopened using borrowed facilities elsewhere in the area and many temporary structures. There was also some damage to the University of California at Los Angeles and to an office building in Van Nuys (now open after a temporary closure). Overall, except for the temporary road and bridge closures, and CSU-Northridge, the earthquake did not and is not expected to significantly affect State government operations.

         The State in conjunction with the federal government is committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to provide for the repair and replacement of State-owned facilities. The federal government will provide substantial earthquake assistance.

         The President immediately allocated some available disaster funds, and Congress has approved additional funds for a total of at least $9.5 billion of federal funds for earthquake relief, including assistance to homeowners and small businesses, and costs for repair of damaged public facilities. The Governor originally proposed that the State will have to pay about $1.9 billion for earthquake relief costs, including a 10 percent match to some of the federal funds, and costs for some programs not covered by the federal aid. The Governor proposed to cover $1.05 billion of these costs from a general obligation bond issue which was on the June 1994 ballot, but it was not approved by the voters. The Governor subsequently announced that the State's share for transportation projects would come from existing Department of Transportation funds (thereby delaying other, non-earthquake related projects), that the State's share for certain other costs (including local school building repairs) would come from reallocating existing bond funds, and that a proposed program for homeowner and small business aid supplemental to federal aid would have to be abandoned. Some other costs will be borrowed from the federal government in a manner similar to that used by the State of Florida after Hurricane Andrew; pursuant to Senate Bill 2383, repayment will have to be addressed in 1995-96 or beyond. The 1995-96 Governor's Budget includes $60 million as the first repayment of an estimated $121.4 million in loans prior to June 30, 1995.

         The 1994-95 Fiscal Year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's Budget proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

         The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. Also included in this figure is a projected receipt of about $360 million from the Federal Government to reimburse the State's cost of incarcerating undocumented immigrants. The State will not know how much the Federal Government will actually provide until the Federal FY 1995 Budget is completed. Completion of the Federal Budget is expected by October 1994. The Legislature took no action on a proposal in the January 1994-95 Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax.

         The 1994-95 Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

         The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The 1994-95 Budget Act also projects Special Fund expenditures of $12.3 billion, a 4.7% decrease from 1993-94 estimated expenditures. The principal features of the 1994-95 Budget Act were the following:

         1. Receipt of additional federal aid in 1994-95 of about $400 million for costs of refugee assistance and medical care for undocumented immigrants, thereby offsetting a similar General Fund cost. The State will not know how much of these funds it will receive until the Federal FY 1995 Budget is passed.

         2. Reductions of approximately $1.1 billion in health and welfare costs. A 2.3% reduction in Aid to Family with Dependent Children payments (equal to about $56 million for the entire fiscal year) has been suspended by court order.

         3. A General Fund increase of approximately $38 million in support for the University of California and $65 million for California State University. It is anticipated that student fees for both the University of California and the California State University will increase up to 10%.

         4. Proposition 98 funding for K-14 schools is increased by $526 million from 1993-94 levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provides approximately $4,217 per student for K-12 schools, equal to the level in the past three years.

         5. Legislation enacted with the Budget clarifies laws passed in 1992 and 1993 which require counties and other local agencies to transfer funds to local school districts, thereby reducing State aid. Some counties had implemented a method of making such transfers which provided less money for schools if there were redevelopment agency projects. The new legislation bans this method of transfer. If all counties had implemented this method, General Fund aid to K-12 schools would have been $300 million higher in each of the 1994-95 and 1995-96 Fiscal Years.

         6. The 1994-95 Budget Act provides funding for anticipated growth in the State's prison inmate population, including provisions for implementing recent legislation (the so-called "Three Strikes" law) which requires mandatory life prison terms for certain third-time felony offenders.

         7. Additional miscellaneous cuts ($500 million) and fund transfers ($255 million) totalling in the aggregate approximately $755 million.

         The 1994-95 Budget Act contains no tax increases. Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year.

         The 1994-95 Budget assumed that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which have now been issued. Issuance of warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year.

         The State's cash flow management plan for the 1994-95 fiscal year included the issuance of $4.0 billion of revenue anticipation warrants on July 26, 1994, to mature on April 25, 1996, as part of a two-year plan to retire the accumulated State budget deficit.

         Because preparation of cash flow estimates for the 1995-96 Fiscal Year necessarily entails greater risks of variance from assumptions, and because the Governor's two-year budget plan assumes receipt of a large amount of federal aid in the 1995-96 Fiscal Year for immigration-related costs which is uncertain, the Legislature enacted a backup budget adjustment mechanism to mitigate possible deviations from projected revenues, expenditures or internal borrowable resources which might reduce available cash resources during the two-year plan, so as to assure repayment of the warrants.

         Pursuant to Section 12467 of the California Government Code, enacted by Chapter 135, Statutes of 1994 (the "Budget Adjustment Law"), the State Controller was required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 will decrease more than $430 million from the amount projected by the State in its official statement in July, 1994 for the sale of $4,000,000,000 of Revenue Anticipation Warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Budget Adjustment Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July, 1994 cash flow projections and therefore, no budget adjustment procedures will be invoked for the 1994-95 Fiscal Year. As explained earlier, the Law would only be implemented if the State Controller estimated that borrowable resources on June 30, 1995 would be at least $430 million lower than projected.

         The State Controller's report identified a number of factors which have led to the improved cash position of the State. Estimated revenues and transfers for the 1994-95 Fiscal

Year other than federal reimbursement for immigration costs were up about $650 million. The largest portion of this was in higher bank and corporation tax receipts, but all major tax sources were above original projections. However, most of the federal immigration aid revenues projected in connection with the 1994-95 Budget Act and in the July, 1994 cash flows will not be received, as indicated above, leaving a net increase in revenues of $322 million.

         On the expenditure side, the State Controller reported that estimated reduced caseload growth in health and welfare programs, reduced school enrollment growth, and an accounting adjustment reducing a transfer from the General Fund to the Special Fund for Economic Uncertainties resulted in overall General Fund expenditure reductions (again before adjusting for federal aid) of $672 million. However, the July, 1994 cash flows projected that General Fund health and welfare and education expenditures would be offset by the anticipated receipt of $407 million in federal aid for illegal immigrant costs. The State Controller now estimates that none of these funds will be received, so the net reduction in General Fund expenditures is $265 million.

         Finally, the State Controller indicated that a review of balances in special funds available for internal borrowing resulted in an estimated reduction of such borrowable resources of $6 million. The combination of these factors results in the estimated improvement of the General Fund's cash position of $581 million. The State Controller's revised cash flow projections for 1994-95 have allocated this improvement to two line items: an increase from $0 to $427 million in the estimated ending cash balance of the General Fund on June 30, 1995, and an increase in unused borrowable resources of $154 million.

         The State Controller's report indicated that there was no anticipated cash impact in the 1994-95 Fiscal Year for recent initiatives on "three strikes" criminal penalties and illegal immigration which were approved by voters on November 8, 1994. At a hearing before a committee of the Legislature on November 15, 1994, both the Legislative Analyst and the Department of Finance concurred in the reasonableness of the State Controller's report. (The Legislative Analyst had issued a preliminary analysis on November 1, 1994 which reached a conclusion very close to that of the State Controller.) The State Controller's report makes no projections about whether the Law may have to be implemented in 1995-96. However, both the State Controller and the Legislative Analyst in the November 15 hearing noted that the July, 1994 cash flows for the 1995-96 Fiscal Year place continued reliance on large amounts of federal assistance for immigration costs, which did not materialize this year, indicating significant budget pressures for next year. The

Department of Finance indicated that the budgetary issues identified in the hearing would be addressed in the Governor's Budget proposal for the 1995-96 Fiscal Year, which was released in early January, 1995.

         The 1995-96 Governor's Budget, discussed below, contains a reforecast of revenues and expenditures for the 1994-95 Fiscal Year. The Department of Finance Bulletins for February and March 1995 report that combined General Fund revenues for February, 1995 were about $356 million below forecast, but combined revenues for January and February were only about $82 million (or 0.3 percent) below the 1995-96 Governor's Budget forecast. The largest component of the decrease is attributable to personal income tax receipts, which were about $131 million (or 1.1 percent) below the two months' forecast. This decrease in personal income tax receipts appears to be largely attributable to fourth quarter 1994 activity, probably in the anticipation of tax reform, with some taxpayers shifting income into 1995 to the extent possible. The withholding component comprised $77 million of this shortfall, but the Department of Finance does not yet view this as significant. Additionally, sales and use tax receipts were very close to forecast for the two-month period, while bank and corporation tax receipts were about $42 million (or 1.5 percent) below the two months' forecast. Miscellaneous revenues were about $117 million (or 6.2 percent) above forecast for the two months, but the Department of Finance is not yet able to determine whether this gain is real, or is instead attributable to cash flow factors.

         Initial analysis of the federal Fiscal Year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act. Because of timing considerations in applying for these federal funds, the Department estimates that about $33 million of these funds will be received during the State's 1994-95 Fiscal Year, with the balance received in the following fiscal year. It does not appear that the federal budget contains any of the additional $400 million in funding for refugee assistance and health costs which were also assumed in the 1994-95 Budget Act, but the Department expects the State to continue its efforts to obtain some or all of these federal funds.

         On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimates General Fund revenues and transfers of $42.5 billion (an increase of 0.2 percent over 1994-95). This nominal increase from the 1994-95 Fiscal Year reflects the Governor's realignment proposal and the first year of his tax cut proposal (see principal features of the Proposed Budget below for further discussions). Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3 percent over 1994-95. Expenditures are estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7 percent higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2 percent higher than 1994-95). The Proposed Budget projects that the General Fund will end the fiscal year at June 30, 1996 with a budget surplus in the Special Fund for Economic Uncertainties of about $92 million, or less than 1 percent of General Fund expenditures, and will have repaid all of the accumulated budget deficits.

         The following are the principal features of the Proposed Budget:

         1. The principal feature of the Proposed Budget is a proposed 15 percent cut in personal income and corporate tax rates, which would be phased in at 5 percent per year starting in 1996. Existing personal income tax rates, which are scheduled to drop from 11 percent top rate to 9.3 percent in 1996, would be continued during the time the overall tax cut takes effect. This proposal would reduce General Fund revenues by $225 million in 1995-96, but the revenue reduction would reach $3.6 billion by 1998-99.

         2. The Governor has proposed an expansion of the realignment program between the State and counties, so that counties will take on greater responsibility for welfare and social services, while the State will take on increased funding of trial court costs. The proposal includes transfer of about $1 billion of State revenues, from sales taxes and trial court funding moneys, to counties. The net effect of the shifts, however, is estimated to save the General Fund about $240 million.

         3. The Governor proposes further cuts in health and welfare costs totaling about $1.4 billion. Some of these cuts would require federal legislative approval.

         4. Proposition 98 funding for schools and community colleges will increase by about $1.2 billion, reflecting strong General Fund revenue growth. Per-pupil expenditures are projected to increase by $61 to $4,292. For the first time in several years, a cost-of-living increase (2.2 percent) is added to the enrollment growth factor. The Governor proposes to set aside about $514 million of the Proposition 98 funding increase to repay prior years' loans from the General Fund to schools. As the legality of these loans is currently being challenged in a lawsuit, the

    Governor proposes to set the amount aside in escrow until the litigation is resolved.

         5. The Proposed Budget includes increases in funding for the University of California ($63 million General Fund) and the California State University system ($3 million General Fund). The Governor has proposed a four-year funding "company" for the higher education units which includes both annual increases in State funding and increases in student fees.

         6. The Proposed Budget assumes receipt of $830 million in new federal aid for costs of undocumented and refugee immigrants, above commitments already made by the federal government. This amount is much less than an estimated $2.8 billion which had been included in the Governor's pro-forma two-year plan from last summer.

         The Proposed Budget contains a cash flow projection (based on all the assumptions described above) which shows about $1 billion of unused borrowable resources at June 30, 1996, providing this amount of "cushion" before the budget "trigger" would have to be invoked.

         However, a report issued by the Legislative Analyst in February, 1995 notes that the Proposed Budget is subject to a number of major risks, including receipt of the expected federal immigration aid and other federal actions to allow health and welfare costs, and the outcome of several lawsuits concerning previous budget actions which the State has lost at the trial court level, and which are under appeal. This Analyst's Report also estimates that, despite more favorable revenues, the two-year budget estimates made in July, 1994 are about $2 billion out of balance, principally because federal immigration aid appears likely to be much lower than previously estimated. This shortfall is much smaller than the State has faced in recent years, and has been addressed in the Governor's Budget.

         The Director of Finance is required to include updated cash-flow statements for the 1994-95 and 1995-96 Fiscal Years in the May revision to the 1995-96 Fiscal Year budget proposal. By June 1, 1995, the State Controller must concur with these updated statements or provide a revised estimate of the cash condition of the General Fund for the 1994-95 and the 1995-96 Fiscal Years. For the 1995-96 Fiscal Year, Chapter 135 prohibits any external borrowing as of June 30, 1996, thereby requiring the State to rely solely on internal borrowable resources, expenditure reductions or revenue increases to eliminate any projected cash flow shortfall.

         Commencing on October 15, 1995, the State Controller will, in conjunction with the Legislative Analyst's Office, review the estimated cash condition of the General Fund for the 1995-96 Fiscal Year. The "1996 cash shortfall" shall be the amount necessary to bring the balance of unused borrowable resources on June 30, 1996 to zero. On or before December 1, 1995, legislation must be enacted providing for sufficient General Fund expenditure reductions, revenue increases, or both, to offset any such 1996 cash shortfall identified by the State Controller. If such legislation is not enacted, within five days thereafter the Director of Finance must reduce all General Fund appropriations for the 1995-96 Fiscal Year, except the Required Appropriations, by the percentage equal to the ratio of said 1996 cash shortfall to total remaining General Fund appropriations for the 1995-96 Fiscal Year, excluding the Required Appropriations.

         On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. Approximately 187 California public entities, substantially all of which are public agencies within the County, invested funds in the Pool. Many of the agencies have various bonds, notes or other forms of indebtedness outstanding, in some instances the proceeds of which were invested in the Pool. Various investment advisors were employed by the County to restructure the Pool. Such restructuring led to the sale of substantially all of the Pool's portfolio, resulting in losses estimated to be approximately $1.7 billion or approximately 22% of amounts deposited by the Pool investors, including the County. It is anticipated that such losses may result in delays or failures of the County as well as investors in the Pool to make scheduled debt service payments. Further, the County expects substantial budget deficits to occur in Fiscal Year 1995 with possibly similar effects upon operations of investors in the Pool.

         Investor access to monies in the Pool subsequent to the filing was pursuant to Court order only and severely limited. On May 2, 1995, the Bankruptcy Court approved a comprehensive settlement agreement (the "CSA") between the County and Pool investors which, among other things, (i) established a formula for distribution of all available cash and securities from the Pool to the Pool investors, including the County, (ii) established formulas for distribution among certain settling Pool investors of several tranches of new County obligations to be payable from, and in some instances secured by, certain designated sources of potential recoveries on Pool related claims, and (iii) designated certain outstanding short term note obligations of the County to be senior to or on a parity with certain of the new County obligations. By order dated May 22, 1995, following distribution of all available cash and securities from the Pool to the Pool investors, including the County, the

Bankruptcy Court dismissed the bankruptcy filing of the Pool based upon the Court's finding that the Pool was not eligible for relief under Chapter 9 of the Bankruptcy Code because it is not a municipality and it has not been specifically authorized to file under Chapter 9 as required by the Bankruptcy Code.

         Following its bankruptcy filing, the County has, with Bankruptcy Court approval, made payments of scheduled principal and interest on its outstanding obligations where no alternative source of payment (such as reserve funds on deposit with indenture trustees, letters of credit, municipal bond insurance policies or other alternative payment sources) were available. The County has not replenished such reserve funds or reimbursed the issuers of such letters of credit or municipal bond insurance policies. In addition, the County ceased making set aside deposits for repayment of certain of its short term indebtedness. The Bankruptcy Court subsequently ruled that the rights of the holders of such short term indebtedness to require the set aside deposits from County revenues received following the filing were cut off by operation of the Bankruptcy Code. In addition, the County has failed to satisfy its obligation to accept tenders of its $110,200,000 aggregate principal amount of Taxable Pension Obligation Bonds, Series B used to finance County pension obligations. Interest at a rate set pursuant to the bond documents has been timely paid on such Pension Bonds. The failure to satisfy the contractual obligations discussed above may constitute defaults under the document governing such securities.

         To June 30, 1995 there has been no default in payment of scheduled interest and principal (excluding the tender payment described above) to holders of County securities, although certain note issues are scheduled to mature at various times thereafter and the Fund is unable to predict whether or to what extent such notes will be timely paid by the County. On June 27, 1995, the Bankruptcy Court approved a Stipulation and an Extension Agreement that, if they both become effective, would offer to holders of certain short term note obligations of the County ("Note Debt") who elect to be treated thereunder: (i) extension of maturity dates to June 30, 1996; (ii) payment of monthly interest at a rate below existing contract rates; (iii) accrual of monthly interest equal to the difference between the amount paid and the contract rate, plus a settlement adjustment of 0.95%; (iv) waiver of post-bankruptcy interest recapture or disallowance; (v) waiver of defenses to repayment of the Note Debt claims based on California limitations on municipal indebtedness; and (vi) allowance of the Note Debt claims, subject to certain reserved rights. The treatment described in the preceding sentence will be available to electing holders of Note Debt provided that holders of at least 50% of the then issued and outstanding aggregate principal amount of all Note Debt obligations elect such treatment. If holders of at least 90% of the outstanding aggregate principal amount of all Note Debt obligations elect such treatment, all of the Note Debt obligations will be so treated. The Fund is unable to predict whether and to what extent holders of Note Debt will elect to be treated under the Extension Agreement.

         On June 27, 1995, the voters of Orange County rejected, by a substantial majority of those voting, an increase of 0.50% in the sales tax imposed throughout the County. Prior to the election, spokespersons for the County had indicated that passage of the sales tax increase was an important factor in the County's ability to restructure its finances in a manner that would permit eventual payment in full of all County securities. The Fund is unable to predict the effect of the defeat of the sales tax increase on the ability of the County to restructure its obligations and otherwise manage its affairs.

         Both Standard & Poor's and Moody's Investors Service have suspended or downgraded ratings on various debt securities of the County and certain of the investors in the Pool and, following the defeat of the proposition submitted to the voters on June 27, announced their intention to downgrade the County's debt to default status, regardless of whether the Stipulation and Extension Agreement receives approval by holders of the Note Debt. Such suspensions or downgradings could affect both price and liquidity of such securities. The Fund is unable to predict (i) the occurrence of covenant and/or payment defaults with respect to obligations of the County and/or investors in the Pool or (ii) the financial impact of any such defaults or credit rating suspensions or downgradings upon the value of such securities.

         The California Tax-Exempt Money Market Fund currently holds an Orange County Note, with a par value of $4,500,000 that matures on August 11, 1995. The Orange County Note is supported by a Letter of Credit issued by PNC, Bank ("PNC"). BankAmerica Corporation has agreed to reimburse PNC for any payments PNC may make under the Letter of Credit. The Letter of Credit expires after August 11, 1995.

         Constitutional, Legislative and Other Factors. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in the adverse effects described below. The following information constitutes only a brief summary, does not purport to be a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California, available as of the date of the Funds' Prospectuses and this Statement of Additional

Information. While the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

         Certain California Municipal Securities in the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities, is unclear.

         In 1988, California enacted legislation providing for a water's-edge combined reporting method if an election fee was paid and other conditions met. On October 6, 1993, California Governor Pete Wilson signed Senate Bill 671 (Alquist) which modifies the unitary tax law by deleting the requirements that a taxpayer electing to determine its income on a water's-edge basis pay a fee and file a domestic disclosure spreadsheet and instead requiring an annual information return. Significantly, the Franchise Tax Board can no longer disregard a taxpayer's election. The Franchise Tax Board is reported to have estimated state revenue losses from the Legislation as growing from $27 million in 1993-94 to $616 million in 1999-2000, but others, including Assembly Speaker Willie Brown, disagree with that estimate and assert that more revenue will be generated for California, rather than less, because of an anticipated increase in economic activity and additional revenue generated by the incentives in the Legislation.

         Certain California Municipal Securities in the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, California voters approved Proposition 8 and on June 3, 1986, the California voters approved Proposition 46, both of which amended Article XIIIA.

         Section 1 of Article XIIIA limits the maximum ad valorem tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the counties and apportioned according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on (i) any indebtedness approved by the voters prior to July 1, 1978, or (ii) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978, by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors. The California State Board of Equalization has adopted regulations, binding on county assessors, interpreting the meaning of "change in ownership" and "new construction" for purposes of determining full cash value of property under
Article XIIIA.

         Legislation enacted by the California Legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposes). The legislation further provided that, for the 1978/79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain previous years. The apportionment of property taxes for fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief. Chapter 282 does not affect the derivation of the base levy ($4.00 per $100 assessed valuation) and the bonded debt tax rate.

         On November 6, 1979, an initiative known as "Proposition 4" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities.
Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

         At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount as it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 4%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article XIIIB to be annually increased for any such allocation made in the prior year.

         Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, state monies to support school districts and community college districts shall equal or exceed the lesser of (i) an amount equalling the percentage of state general revenue bonds for school and community college districts in fiscal year 1986-87, or (ii) an amount equal to the prior year's state general fund proceeds of taxes appropriated under Article XIIIB plus allocated proceeds of local taxes, after adjustment under Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

         On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1, on the June 5, 1990 ballot as Proposition 111, was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculates spending limits for the State and for local governments, allows greater annual increases in the limits, allows the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduces the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removes the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limits the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempts increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempts from the State appropriations limit funding for capital outlays.

         Article XIIIB, like Article XIIIA, may require further interpretation by both the Legislature and the courts to determine its applicability to specific situations involving the State and local taxing authorities. Depending upon the interpretation, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

         On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

         In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is not possible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62.

         On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989. It is not possible to predict whether the California Legislature will enact such a prohibition nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

         Certain California Municipal Securities held by the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Municipal Securities.

         The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

         Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

         California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

         These California Municipal Securities may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured California Municipal Securities, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

         Certain California Municipal Securities in the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgement may be ordered against the debtor.

         Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

         In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

         Certain California Municipal Securities in the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

         Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

         Other Investment Information. The investment adviser believes that it is likely that sufficient Municipal Securities and California Municipal Securities will be available to satisfy the investment objectives, policies and limitations of the California Tax-Exempt Money Market Fund. In meeting its investment policies the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

INVESTMENT LIMITATIONS

         The Prospectus for each Fund sets forth certain fundamental policies that may not be changed with respect to such Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares (as defined below under "General Information - Miscellaneous"). Similarly, the following enumerated additional fundamental policies may not be changed with respect to any Fund without such a vote of shareholders.

    A. The Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund may not:

         1. Purchase or sell real estate (however, a Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies investing in real estate or interests therein and the California Tax-Exempt Money Market Fund may purchase Municipal Securities secured by real estate or interests therein).

         2. Underwrite the securities of other issuers.

         3. Purchase securities of companies for the purpose of exercising control.

         4. Purchase securities on margin, make short sales of securities or maintain a short position.

         5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets.

         6. Make loans except that (i) a Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies, and (ii) the Prime Fund may lend portfolio securities.

    B.   The Prime Fund may not:

         1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

    C. In addition to the fundamental policies enumerated above, the California Tax-Exempt Money Market Fund may not:

         1. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         2. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities).

         3. Purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

         4. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Fund may acquire stand-by commitments with respect to its Municipal Securities.

         5. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

    D.   Neither the Government Fund nor the Treasury Only Fund may:

         1. Purchase any security or evidence of interest therein on margin, except that a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities.

         2. Underwrite securities issued by other persons, except that all of the assets of a Fund may be invested in a corresponding investment company with the same investment objective and policies and except insofar as a Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security.

         3. Make loans to other persons except (a) through the lending of securities held by a Fund, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this investment restriction the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

         4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by such Fund).

         5. Issue any senior security (as that term is defined in the Investment Company Act of 1940) if such issuance is specifically prohibited by the Investment Company Act of 1940 or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction No. 2 as stated in the Funds' Prospectus regarding borrowing.

         6. Concentrate its investments in any particular industry (excluding obligations of the U.S. Government, obligations of domestic banks, and repurchase agreements), but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry; provided, that nothing in this investment restriction shall affect the Fund's ability to invest a portion or all of its assets in a corresponding investment company with the same investment objective and policies.

    E.   The Tax-Exempt Money Fund may not:

         1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. Securities issued or guaranteed by the United States Government or its agencies or instrumentalities are not subject to this investment limitation. For purposes of this limitation and the Fund's policy on concentration of investments set forth in the Prospectus, a governmental agency, authority, instrumentality or other political subdivision is deemed to be an issuer, separate from the government creating such subdivision, if the security issued by such subdivision is backed only by the assets and revenues of the subdivision, and a guarantee of a security is not deemed to be a security issued by the guarantor, provided that no more than 10% of the value of the Fund's total assets is invested in securities issued or guaranteed by such guarantor.

         2. Underwrite any issue of securities, except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         3. Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which invest in real estate or interests therein.

         4. Purchase securities on margin, make short sales of securities or maintain a short position.

         5. Write or sell puts, calls, straddles, spreads or combinations thereof.

         6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs.

         7. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

         8. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, and may enter into repurchase agreements with respect to securities.

         9. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in Municipal Securities or obligations issued or guaranteed by the Federal Government and its agencies and instrumentalities; (b) although there is no limitation with respect to investments in certificates of deposit and bankers' acceptances issued by domestic branches of United States banks, no more than 10% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and no more than 25% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and foreign branches of domestic banks; (c) each utility service (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (d) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

                       *               *               *

         Interpretations: If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

         For purposes of Investment Limitation No. 1 relating to the Prime Fund in the Prospectus for such Fund's Pacific Horizon Shares, Investment Limitation No. 6 relating to the Government Fund and Treasury Only Fund in this Statement of Additional Information, Investment Limitation No. 9 relating to the Tax-Exempt Money Fund in this Statement of Additional Information and Investment Limitation No. 5 relating to the California Tax-Exempt Money Market Fund in this Statement of Additional Information, these Funds treat, in accordance with the current views of the Securities and Exchange Commission and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

         For purposes of Investment Limitation No. 1 of Paragraph B above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee. In addition, in accordance with current regulations of the Securities and Exchange Commission, the Prime Fund presently intends to limit its investments in the securities of any single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to

25% of its total assets in the securities of any one issuer for a period that does not exceed three business days. For purposes of Investment Limitation No. 6 of Paragraph A, Investment Limitation No. 3 of Paragraph D and Investment Limitation No. 8 of Paragraph E above, the Funds may hold debt instruments whether such instruments are part of a public offering or privately negotiated.

         In order to permit the sale of shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above. To permit the sale of shares of the Funds in Texas, the Company has agreed to the following addition restrictions:

         1. Such Funds will not invest in oil, gas or mineral leases.

         2. Such Funds will not invest more than 5% of their net assets in warrants (valued at the lower of cost or market), of which not more than 2% may be warrants which are not listed on the New York or American Stock Exchanges.

         Should a Fund determine that these commitments or any other commitments are no longer in the best interests of the Fund, it will revoke such commitments by terminating sales of its shares in the state involved.

         The policies and practices stated in this sub-section are not fundamental policies of the Funds.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Information on how to purchase and redeem Company shares, and how such shares are priced, is included in the Prospectuses. Additional information is contained below.

NET ASSET VALUE

         In General. Each Fund's net asset value per share is calculated by dividing the total value of the assets belonging to the Fund, less the value of any liabilities applicable to the Fund, by the total number of outstanding shares of that Fund. Each Fund's net asset value is calculated separately from each other Fund's net asset value. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares representing interests in the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular Fund. Each Fund is charged with the direct expenses of that Fund and with a share of the general expenses of the Company. The determinations by the Board of Directors as to direct and allocable expenses and the allocable portion of general assets with respect to the various portfolios are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund except for certain payments that are borne solely by Pacific Horizon Shares of the Funds and payments to Shareholder Organizations that are borne solely by Horizon Service Shares of the Funds as described in the Prospectuses for such Shares.

         Amortized Cost Method. The Funds use the amortized cost method of valuation in computing the net asset value of their shares for purposes of sales and redemptions. Under this method a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount such Fund would receive if it sold its portfolio securities. The market value of the securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its amortized cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its amortized cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

         In connection with their use of amortized cost valuation, the Funds limit the dollar-weighted average maturity of their portfolios to not more than 90 days and do not purchase any instrument with a remaining maturity of greater than 397 calendar days. The Company's Board of Directors has also established, pursuant to rules promulgated by the Securities and Exchange Commission, procedures that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening a Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding shares without monetary consideration or determining net asset value per share by using available market quotations. If a Fund reduces the number of its outstanding shares without monetary consideration it will mail written notice to shareholders at least three business days before the redemption and in the notice will state the reason for the redemption and the fact that the redemption may result in a capital loss to shareholders.

         The Funds' administrator, Concord Holding Corporation (the "Administrator"), may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing a Fund's securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Company's Board of Directors. Additionally, in determining market-based net asset value per share, all portfolio securities for which market quotations (or appropriate substitutes that reflect current market conditions) are not readily available, shall be valued at their fair value as determined by the valuation committee in accordance with procedures established by the Board of Directors.

PACIFIC HORIZON SHARES

         Persons wishing to purchase Pacific Horizon Shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customers who must authorize the purchase of shares prior to such purchase.

SUPPLEMENTARY PURCHASE INFORMATION

         Initial purchases of Pacific Horizon Shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Pacific Horizon Shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

         Shares may be purchased in connection with IRAs only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds. The Transfer Agent may charge a fee to act as custodian for IRAs, payment of which could require the liquidation of shares. Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of Time Horizon Funds liquidated by the Transfer Agent as fees for custodial services to IRA accounts will not be subject to the contingent deferred sales load. All fees charged are described in the appropriate form.

SUPPLEMENTARY REDEMPTION INFORMATION

         Pacific Horizon Shares for which orders for wire redemption are received on a business day before 2:30 p.m. (Eastern Time) with respect to the Prime Fund, Treasury Fund or Government Fund, 11:30 a.m. (Eastern Time) with respect to the Treasury Only Fund or 12:00 noon (Eastern Time) with respect to the California Tax-Exempt Money Market Fund or Tax-Exempt Money Fund, will be redeemed as of such time and the proceeds of redemption (less any applicable contingent deferred sales load charged on Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of Time Horizon Funds) will normally be wired in federal funds on the same business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Pacific Horizon Shares for which orders for wire redemption are received on a business day after the respective times stated above or on a non-business day will be redeemed as of the next determination of net asset value for the Fund involved and the proceeds of redemption (less any applicable contingent deferred sales load charged on Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of Time Horizon Funds) will normally be wired in federal funds on the next business day after receipt of the redemption request. Redemption proceeds (less any applicable contingent deferred sales load charged on Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of Time Horizon Funds) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors redeeming by Check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver Checks directly to the Transfer Agent, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. The Check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Funds' Prospectuses.

         Because dividends accrue daily and because a contingent deferred sales load may be applicable, Checks should not be used to close an account. Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

         For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal specifically is requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

         Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of Time Horizon Funds are subject to a contingent deferred sales load upon redemption. For purposes of computing the contingent deferred sales load, the length of time of ownership will be measured from the date of the original purchase of Class B shares and will not include any period of ownership of the Pacific Horizon Shares of the Prime Fund.

         Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds or for like shares of any investment portfolio of Time Horizon Funds. In addition, holders of Class B shares of an investment portfolio of Time Horizon Funds may exchange such Class B shares for Pacific Horizon Shares of the Pacific Horizon Prime Fund without the payment of any contingent deferred sales load at the time the exchange is made. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B, C, D and E below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

    A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds or Time Horizon Funds.

    B. Pacific Horizon Shares of the Prime Fund ("Prime Shares") acquired pursuant to an exchange transaction with Class B shares of an investment portfolio of Time Horizon Funds will continue to be subject to a contingent deferred sales load. However, Prime Shares that had been acquired through an exchange of Class B shares of an investment portfolio of Time Horizon Funds may be exchanged for other Class B shares without the payment of a contingent deferred sales load at the time of exchange. In determining the holding period for calculating the contingent deferred sales load payable on redemption of Class B shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange unless the Class B shares have been exchanged for Prime Shares.

    C. Shares of any investment portfolio in the Pacific Horizon Family of Funds or Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

    D. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

    E. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Company's Corporate Bond Fund.

         Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific Horizon Family (or for shares of any investment portfolio of Time Horizon Funds) which are sold with a sales load.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

         Miscellaneous.  Certificates for shares will not be issued.

         A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which both the Funds' custodian and the New York Stock Exchange are open for trading, except a "business day" does not include Martin Luther King, Jr. Day, Columbus Day or Veteran's Day. In 1996, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The contingent deferred sales load with respect to Pacific Horizon Shares of the Prime Fund acquired through an exchange of B Shares of an investment portfolio of Time Horizon Funds is not charged on involuntary redemptions. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the Investment Company Act of 1940.

         If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in readily marketable securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.

                    ADDITIONAL INFORMATION CONCERNING TAXES

         The following is only a summary of certain additional considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses for the Funds. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

FEDERAL - ALL FUNDS

         Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund of the Company does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities in the case of the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any) net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. A Fund will be taxed on its undistributed investment company taxable income, if any.

         A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of securities and certain other investments held for less than three months (the "short-short test"). Interest (including original issue and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gains dividend in a written notice mailed to shareholders after the close of the Fund's taxable year.

         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%; however, because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum nominal effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (or at a maximum effective marginal rate of 39% in the case of corporations having taxable income between $100,000 and $335,000).

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income for each calendar year and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to shareholders who (i) have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or (iii) who have failed to certify to the Company that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

         At February 28, 1995, the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund had unused capital loss carryovers of approximately $2,764,492 (of which $22,098 will expire in fiscal 1999, $1,171,786 will expire in fiscal 2002 and $1,570,608 will expire in fiscal 2003), $239,007 (which will expire in fiscal 2002), $1,073,801 (of which $129,811 will expire in fiscal 2002 and $943,990 will expire in fiscal 2003), $113,421 (of which $21,276 will expire in fiscal 2002 and $92,145 will expire in fiscal 2003), $156,373 (of which $35,348 will expire in fiscal 1997, $16,664 will expire in fiscal 1998, $14,011 will expire in fiscal 2000, $71,218 will expire in fiscal 2002 and $19,132 will expire in fiscal 2003), and $12,116 (of which $5,893 will expire in fiscal 2001 and $6,223 will expire in fiscal 2002) available for federal income tax purposes to be applied against future capital gains, if any.

FEDERAL - CALIFORNIA TAX-EXEMPT MONEY MARKET FUND AND TAX-EXEMPT MONEY FUND

         The policy of the California Tax-Exempt Money Market Fund and the Tax-Exempt Money Fund is to pay each year as exempt-interest dividends substantially all the respective Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gains dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year. In order for the California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the respective Fund's assets must consist of exempt-interest obligations.

         Exempt-interest dividends may be treated by shareholders of the California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund as items of interest excludable from their gross income under Section 103(a) of the Code. However, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the respective Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who both
(1) regularly uses a part of such facilities in his or her trade or business and
(2) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally is not deductible for federal income tax purposes.

         Income itself exempt from federal income taxation may be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

CALIFORNIA - CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

         As a regulated investment company, the California Tax-Exempt Money Market Fund will be relieved of liability for California State franchise and corporate income tax to the extent its taxable income is distributed to its shareholders. The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including interest income on California Municipal Securities for franchise tax purposes only) may be subject to California State franchise or income tax at regular corporate rates.

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company, or series of that company, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose California Exempt Securities are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations. "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The California Tax-Exempt Money Market Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund does not so qualify, no part of its respective dividends to shareholders will be exempt from the California state personal income tax.

         Within 60 days after the close of its taxable year, the California Tax-Exempt Money Market Fund will notify its shareholders of the portion of the dividends paid by the Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Tax-Exempt Money Market Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes - Federal - California Tax-Exempt Money Market Fund" above.

         To the extent, if any, dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and generally will be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gains dividends for federal income tax purposes. See "Additional Information Concerning Taxes - Federal - All Funds" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry California Tax-Exempt Money Market Fund shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Tax-Exempt Money Market Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary or capital gains dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

OTHER INFORMATION

         Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

         Exempt-interest dividends will generally be exempt from state and local taxes as well. However, except as noted above with respect to California state personal income tax, in some situations income distributions may be taxable to shareholders of the Funds under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.

                             MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

         The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:

                                                       Position with
Name and Address                     Age               Company                          Principal Occupations
----------------                     ---               -------------                    ---------------------
Thomas M. Collins                    61                Director                         Of counsel, law firm of
McDermott & Trayner                                                                     McDermott & Trayner;
225 S. Lake Avenue                                                                      Partner of the law firm
Suite 410                                                                               of Musick, Peeler &
Pasadena, CA 91101-3005                                                                 Garrett (until April,
                                                                                        1993); Trustee, Master
                                                                                        Investment Trust Series I
                                                                                        and Master Investment
                                                                                        Trust, Series II
                                                                                        (registered investment
                                                                                        companies) (since 1993);
                                                                                        former Director, Bunker
                                                                                        Hill Income Securities,
                                                                                        Inc. (registered
                                                                                        investment company)
                                                                                        through 1991.

Douglas B. Fletcher                  70                Vice Chairman                    Chairman of the Board
Fletcher Capital                                       of the Board                     and Chief Executive
Advisors Incorporated                                                                   Officer, Fletcher
4 Upper Newport Plaza                                                                   Capital Advisors,
Suite 100                                                                               Incorporated, (registered
Newport Beach, CA 92660-2629                                                            investment adviser) 1991
                                                                                        to date; Partner, 1991
                                                                                        Newport Partners (private
                                                                                        venture capital firm),
                                                                                        1981 to date; Chairman of
                                                                                        the Board and Chief
                                                                                        Executive

                                                       Position with
Name and Address                     Age               Company                          Principal Occupations
----------------                     ---               -------------                    ---------------------
                                                                                        Officer, First Pacific
                                                                                        Advisors, Inc.
                                                                                        (registered investment
                                                                                        adviser) and seven
                                                                                        investment companies
                                                                                        under its management,
                                                                                        prior to 1983; former
                                                                                        Allied Member, New York
                                                                                        Stock Exchange; Chairman
                                                                                        of the Board of FPA
                                                                                        Paramount Fund, Inc.
                                                                                        through 1984; Director,
                                                                                        TIS Mortgage Investment
                                                                                        Company (real estate
                                                                                        investment trust);
                                                                                        Trustee and former Vice
                                                                                        Chairman of the Board,
                                                                                        Claremont McKenna
                                                                                        College; Chartered
                                                                                        Financial Analyst.

Robert E. Greeley                    62                Director                         Chairman, Page Mill
Page Mill Asset                                                                         Asset Management (a
  Management                                                                            private investment
433 California Street                                                                   company) since 1991;
Suite 900                                                                               Manager, Corporate
San Francisco, CA 94104                                                                 Investments, Hewlett
                                                                                        Packard Company from 1979
                                                                                        to 1991; Trustee, Master
                                                                                        Investment Trust, Series
                                                                                        I and Master Investment
                                                                                        Trust, Series II (since
                                                                                        1993); Director, Morgan
                                                                                        Grenfell Small Cap Fund
                                                                                        (since 1986); former
                                                                                        Director, Bunker Hill
                                                                                        Income Securities, Inc.
                                                                                        (since 1989) (registered
                                                                                        investment companies);
                                                                                        former Trustee,
                                                                                        SunAmerica Fund Group
                                                                                        (previously Equitec
                                                                                        Siebel Fund Group) from
                                                                                        1984 to 1992.

                                                       Position with
Name and Address                     Age               Company                          Principal Occupations
----------------                     ---               -------------                    ---------------------
Kermit O. Hanson                     79                Director                         Vice Chairman of the
17760 14th Ave., N.W.                                                                   Advisory Board, 1988 to
Seattle, WA 98177                                                                       date, Executive
                                                                                        Director, 1977 to 1988,
                                                                                        Pacific Rim Bankers
                                                                                        Program (a non-profit
                                                                                        educational institution);
                                                                                        Dean Emeritus, 1981 to
                                                                                        date, Dean, 1964-81,
                                                                                        Graduate School of
                                                                                        Business Administration,
                                                                                        University of Washington;
                                                                                        Director, Washington
                                                                                        Federal Savings & Loan
                                                                                        Association; Trustee,
                                                                                        Seafirst Retirement Funds
                                                                                        (since 1993) (registered
                                                                                        investment company).

Cornelius J. Pings*                  66                Chairman of                      President, Association
Association of American                                the Board and                    of American
    Universities                                       President                        Universities, February
One DuPont Circle                                                                       1993 to date; Provost,
Suite 730                                                                               1982 to January
Washington, DC 20036                                                                    1993, Senior Vice
                                                                                        President for Academic
                                                                                        Affairs, 1981 to January
                                                                                        1993, University of
                                                                                        Southern California;
                                                                                        Trustee, Master
                                                                                        Investment Trust, Series
                                                                                        I and Master Investment
                                                                                        Trust, Series II (since
                                                                                        1995).

Kenneth L. Trefftzs                  83                Director                         Private Investor;
11131 Briarcliff Drive                                                                  formerly Distinguished
San Diego, CA 92131-1329                                                                Emeritus Professor
                                                                                        of Finance and Chairman
                                                                                        of the Department of
                                                                                        Finance and Business
                                                                                        Economics of the Graduate
                                                                                        School of Business of the
                                                                                        University of Southern
                                                                                        California; former
                                                                                        Director, Metro Goldwyn
                                                                                        Mayer, Inc.; Director,
                                                                                        Fremont General
                                                                                        Corporation (insurance
                                                                                        and financial services
                                                                                        holding company);
                                                                                        Director, Source

                                                       Position with
Name and Address                     Age               Company                          Principal Occupations
----------------                     ---               -------------                    ---------------------
                                                                                        Capital, Inc. (closed-end
                                                                                        investment company);
                                                                                        Director of three
                                                                                        open-end investment
                                                                                        companies managed by
                                                                                        First Pacific Advisors,
                                                                                        Inc.; formerly Chairman
                                                                                        of the Board of Directors
                                                                                        (or Trustees) of nineteen
                                                                                        investment companies
                                                                                        managed by American
                                                                                        Capital Asset Management,
                                                                                        Inc.

Richard E. Stierwalt                                   Executive                        Chairman of the Board
125 W. 55th Street                   40                Vice President                   and Chief Executive
New York, NY 10019                                                                      Officer, July 1993 to
                                                                                        date, prior thereto
                                                                                        Senior Director, Managing
                                                                                        Director and Chief
                                                                                        Executive Officer of the
                                                                                        Administrator and
                                                                                        Distributor, February
                                                                                        1987 to July 1993;
                                                                                        President, Master
                                                                                        Investment Trust, Series
                                                                                        I, Master Investment
                                                                                        Trust, Series II and
                                                                                        Seafirst Retirement Funds
                                                                                        (since 1993); First Vice
                                                                                        President, Trust
                                                                                        Operation Administration,
                                                                                        Security Pacific National
                                                                                        Bank, 1983-1987.

William B. Blundin                   57                Executive Vice                   Vice Chairman, July 1993
125 W. 55th Street                                     President                        to date, prior thereto
New York, NY  10019                                                                     Director and President
                                                                                        of the Administrator and
                                                                                        Distributor, February
                                                                                        1987 to July 1993;
                                                                                        Executive Vice
                                                                                        President, Master
                                                                                        Investment Trust, Series
                                                                                        II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1993); Senior Vice
                                                                                        President, Shearson
                                                                                        Lehman Brothers, 1978-
                                                                                        1987.

Irimga McKay                         35                Vice                             Senior Vice President,
7863 Girard Avenue                                     President                        July 1993 to date, prior
Suite 306                                                                               thereto First Vice
La Jolla, CA 92037                                                                      President of the

                                                       Position with
Name and Address                     Age               Company                          Principal Occupations
----------------                     ---               -------------                    ---------------------
                                                                                        Administrator and
                                                                                        Distributor, November
                                                                                        1988 to July 1993; Vice
                                                                                        President, Master
                                                                                        Investment Trust, Series
                                                                                        II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1993); Regional Vice
                                                                                        President, Continental
                                                                                        Equities, June 1987 to
                                                                                        November 1988; Assistant
                                                                                        Wholesaler, VMS Realty
                                                                                        Partners (a real estate
                                                                                        limited partnership), May
                                                                                        1986 to June 1987.

W. Eugene Spurbeck                   39                Assistant Vice                   Manager of Client
BISYS Fund Services                                    President                        Services of the
515 Figueroa Street                                                                     Administrator (1993 to
Suite 335                                                                               date); Assistant Vice
Los Angeles, CA 92307                                                                   President, Master
                                                                                        Investment Trust, Series
                                                                                        II; Vice President,
                                                                                        Seafirst Retirement Funds
                                                                                        (since 1995); Vice
                                                                                        President of Retail
                                                                                        Lending Operations Banc
                                                                                        One (1989 to 1993).

Martin R. Dean                       31                Treasurer                        Manager of Fund
3435 Stelzer Road                                                                       Accounting of BISYS
Columbus, OH  43219                                                                     Fund Services, May 1994
                                                                                        to Present; Treasurer,
                                                                                        Master Investment Trust,
                                                                                        Series II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1995); Senior Manager at
                                                                                        KPMG Peat Marwick
                                                                                        previously 1990-1994.

W. Bruce McConnel, III               52                Secretary                        Partner of the law firm
1345 Chestnut Street                                                                    of Drinker Biddle &
Philadelphia National Bank                                                              Reath.  Secretary,
Building, Suite 1100                                                                    Master Investment Trust,
Philadelphia, PA 19107                                                                  Series I, Master
                                                                                        Investment Trust, Series
                                                                                        II and Seafirst
                                                                                        Retirement Funds

                                                       Position with
Name and Address                     Age               Company                          Principal Occupations
----------------                     ---               -------------                    ---------------------
George O. Martinez                   35                Assistant                        Senior Vice President
3435 Stelzer Road                                      Secretary                        and Director of Legal
Columbus, OH 43219                                                                      and Compliance Services,
                                                                                        of the Administrator.
                                                                                        since April 1995;
                                                                                        Assistant Secretary,
                                                                                        Master Investment Trust,
                                                                                        Series II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1995); prior thereto,
                                                                                        Vice President and
                                                                                        Associate General
                                                                                        Counsel, Alliance Capital
                                                                                        Management, L.P.

--------------
*    Mr. Pings is an "interested director" of the Company as defined in the 1940
     Act.

         The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Trefftzs. The Board does not have an Executive Committee.

         Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in consideration of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in severance until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Funds, and each other Fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

         For the fiscal year ended February 28, 1995, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $334,168; of this total amount, the following amounts of directors' compensation were allocated to the following Funds: Treasury Fund - $22,408; Prime Fund - $23,318; Government Fund - $23,093; Treasury Only Fund - $22,179; California Tax-Exempt Money Market Fund - $23,388; and Tax-Exempt Money Fund - $21,538. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

         Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director provided as Chairman of the Board.

         Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

         In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

         In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

         The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

         The following chart provides certain information about the director/trustee fees of the Company as of February 28, 1995.

==============================================================================================================================
                                                                                                                     TOTAL
                                                                                                                  COMPENSATION
                                                                 PENSION OR                                           FROM
                                                                 RETIREMENT               ESTIMATED                REGISTRANT
                                         AGGREGATE                BENEFITS                  ANNUAL                  AND FUND
                                       COMPENSATION              ACCRUED AS                BENEFITS                 COMPLEX(*)
        NAME OF PERSON/                  FROM THE               PART OF FUND                 UPON                   PAID TO
            POSITION                      COMPANY                 EXPENSES                RETIREMENT               DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Thomas M. Collins                        $100,000                    $0                       $0                    $110,000
President and
Chairman of the
Board(+)
----------------------------------------------------------------------------------------------------------------------------
Douglas B. Fletcher                       $57,500                    $0                       $0                     $57,500
Vice Chairman of
the Board
----------------------------------------------------------------------------------------------------------------------------
Robert E. Greeley(**)                     $57,500                    $0                       $0                     $65,781
Director
----------------------------------------------------------------------------------------------------------------------------
Kermit O. Hanson                          $57,500                    $0                       $0                     $63,500
Director
----------------------------------------------------------------------------------------------------------------------------
Cornelius J. Pings                        $57,500                    $0                       $0                     $57,500
Director
----------------------------------------------------------------------------------------------------------------------------
Kenneth L. Trefftzs                       $57,500                    $0                       $0                     $57,500
Director
============================================================================================================================

--------------
(*) The "Fund Complex" consists of the Company, Seafirst Retirement Funds, Master Investment Trust, Series I and Master Investment Trust, Series II.

(**) Mr. Greeley became a director of the Company on April 25, 1994.
(+) Mr. Collins was President and Chairman of the Board of the Company until August 31, 1995

INVESTMENT ADVISER

         Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to each of the Funds, other than the Government and Treasury Only Funds, since the commencement of their operations. In the investment advisory agreement, Bank of America has agreed to provide investment advisory services as described in the Prospectuses. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Company. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries or other affiliates of Bank of America or its parent corporation. For the services provided and expenses assumed pursuant to the investment advisory agreement, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the following annual rates: .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's net assets, plus .08% of each Fund's net assets over $5 billion. From time to time, Bank of America may waive fees or reimburse the Company for expenses voluntarily or as required by certain state securities laws.

         For the fiscal years ended February 28, 1993, February 28, 1994 and February 28, 1995, Bank of America (Security Pacific prior to April 22, 1992) was paid, pursuant to the investment advisory agreements then in effect, advisory fees net of fee waivers by the Prime Fund of $8,106,253, $11,293,545, and $2,330,203, respectively; and by the Treasury Fund of $2,841,285, $2,717,321, and $2,140,125, respectively. For the fiscal years indicated, Bank of America (Security Pacific prior to April 22, 1992) did not effect any fee waivers or expense reimbursements with respect to the Treasury Fund. For the fiscal year ended February 28, 1994, Bank of America was paid advisory fees (net of fee waivers or expense reimbursements) by the Government Fund and Treasury Only Fund in the amount of $877,515 and $68,888, respectively. For this same period, aggregate fee waivers and expense reimbursements for the Prime Fund, Government Fund and Treasury Only Fund were $367,233, $6,537, and $127,607, respectively. For the fiscal year ended February 28, 1995, Bank of America was paid advisory fees (net of fee waivers or expense reimbursements) by the Government Fund and Treasury Only Fund in the amount of $321,634 and $293,305, respectively. For this same period, aggregate fee waivers and expense reimbursements for the Prime Fund, Government Fund and Treasury Only Fund were $920,627, $327,740, and $8,313, respectively. For the fiscal years ended February 28, 1993, February 28, 1994 and February 28, 1995, Bank of America (Security Pacific prior to April 22, 1992) was paid, pursuant to the investment advisory agreement then in effect, advisory fees by the Tax-Exempt Money Fund of $470,031, $472,766, and $501,956, respectively. For the same fiscal years indicated, Bank of America (Security Pacific prior to April 22, 1992) reimbursed the Tax-Exempt Money Fund for expenses or waived fees in the amount of $3,692, $23,524, and $11,611, respectively. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, Bank of America (Security Pacific prior to April 22, 1992) was paid advisory fees (net of waivers and expense reimbursements) of $22,306, $269,869, and $301,964, respectively, by the California Tax-Exempt Money Market Fund. For the fiscal years indicated, Bank of America's (Security Pacific's prior to April 22, 1992) aggregate fee waivers and expense reimbursements with respect to the California Tax-Exempt Money Market Fund were $82,350, $22,998, and $0, respectively.

         For the period June 4, 1990 (commencement of operations) through March 31, 1991 (fiscal year end), for the fiscal year ended March 31, 1992 and for the period April 1, 1992 through February 28, 1993, the Predecessor Treasury Only Funds bore investment advisory fees pursuant to the investment advisory agreement then in effect of $23,700, $70,579 and $61,676, respectively, and the Predecessor Government Funds bore investment advisory fees pursuant to the investment advisory agreement then in effect of $119,284, $361,035 and $308,729, respectively. All of these fees were paid to Seattle Capital Management Company (the "Former Adviser"), which is a wholly-owned, indirect subsidiary of BankAmerica Corporation. For the periods and fiscal year referenced above, the Former Adviser waived additional investment advisory fees of $65,805, $194,089 and $169,608, respectively, with respect to the Predecessor Treasury Only Funds, and $178,928, $227,281 and $154,364, respectively, with respect to the Predecessor Government Funds.

         The Company's investment advisory agreement for the Funds provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

         The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

         Bank of America believes that if the question were properly presented, a court should hold that Bank of America may perform the services for the Company contemplated by the investment advisory agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a bank may perform services comparable to those performed by Bank of America and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Company or from continuing to purchase Company shares for the accounts of its customers.

         On the other hand, as described herein, the Funds are currently distributed by the Distributor, and the Administrator, its parent, provides the Company with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling or distributing shares of an investment company were relaxed, the Company expects that Bank of America would consider the possibility of offering to perform some or all of the services now provided by the Administrator or the Distributor. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Company expects that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by the Administrator or the Distributor. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors.

ADMINISTRATOR

         Concord Holding Corporation (the "Administrator"), with principal offices at 125 West 55th Street, 11th Floor, New York, New York 10019 and 3435 Stelzer Road, Columbus, Ohio 43219, is a wholly-owned subsidiary of The BISYS Group, Inc. The Administrator also serves as administrator to several other investment companies.

         The Administrator provides administrative services for the Funds as described in their Prospectuses pursuant to a Basic Administrative Services Agreement. The agreement will continue in effect with respect to each Fund until October 31, 1996 and thereafter will be extended with respect to each Fund for successive periods of one year, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. The agreement is terminable at any time without penalty by the Company's Board of Directors or by a vote of a majority of a Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

         For its services under the Basic Administrative Services Agreement, the Administrator is entitled to receive an administration fee, accrued daily and payable monthly, at the following annual rates: .10% of the first $7 billion of each Fund's net assets, plus .09% of the next $3 billion of each Fund's net assets, plus .08% of each Fund's net assets over $10 billion. From time to time, the Administrator may waive fees or reimburse the Company for expenses, either voluntarily or as required by certain state securities laws.

         For the fiscal years ended February 28, 1993, February 28, 1994 and February 28, 1995, the Administrator earned, net of fees waived pursuant to the administration agreements then in effect, administration fees of $8,835,608, $12,158,419, and $2,366,035, respectively, from the Prime Fund; and $2,845,014,
$2,717,606, and $2,140,125, respectively, from the Treasury Fund. For the years indicated, the Administrator did not effect any fee waivers or expense reimbursements with respect to the Treasury Fund. For the years ended February 28, 1994 and February 28, 1995, the Administrator waived fees of $381,513 and $949,233, respectively, with respect to the Prime Fund. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, the Administrator was paid, pursuant to the administration agreement then in effect, administration fees (net of waivers) of $466,339, $472,766, and $501,956, respectively by the Tax-Exempt Money Fund. For the fiscal years indicated, the Administrator reimbursed the Tax-Exempt Money Fund for expenses or waived fees in the amount of $3,692, $23,524, and $11,611, respectively. For the fiscal years ended February 28, 1993, February 24, 1994, and February 28, 1995 the Administrator was paid administrative fees (net of waivers) of $104,656, $269,869, and $301,618, respectively, by the California Tax-Exempt Money Market Fund. For the fiscal years indicated, aggregate expense reimbursements and fee waivers by the Administrator with respect to the California Tax-Exempt Money Market Fund were $0, $22,998, and $0, respectively.

         For the fiscal year ended March 31, 1992 and for the fiscal period April 1, 1992 through February 28, 1993, pursuant to the administration agreements then in effect, Signature Broker-Dealer Services, Inc., the former administrator of the Predecessor Government and Treasury Only Funds (the "Former Administrator"), accrued direct and indirect administrative fees of $139,202 and $120,608, respectively, with respect to the Predecessor Government Fund of First Funds of America and $49,850 and $36,859, respectively, with respect to the Predecessor Treasury Only Fund of First Funds of America. For the fiscal year ended February 28, 1994, the Administrator earned administration fees (net of fee waivers and expense reimbursements) in the amounts of $877,515 and $68,888, respectively, by the Government Fund and Treasury Only Fund. For this same period, aggregate expense reimbursements and fee waivers by the Administrator with respect to the Government Fund and Treasury Only Fund were $6,537 and $127,607, respectively. For the fiscal year ended February 28, 1995, the Government Fund and Treasury Only Fund paid the Administrator (net of fee waivers), $463,641 and $293,305, respectively. For this same period the Administrator waived fees due from the Government Fund and Treasury Only Fund in the amounts of $185,733 and $8,313, respectively and reimbursed the Funds $0 and $0, respectively.

         The Administrator will bear all expenses in connection with the performance of its services under its Basic Administrative Services Agreement for the Funds with the exception of fees charged by The Bank of New York for certain fund accounting services which are borne by the Funds. See "Custodian and Transfer Agent" below. Expenses borne by the Company include taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, Securities and Exchange Commission fees and state securities qualification fees, advisory fees, fees payable under the Basic Administrative Services Agreement and Special Management Services Agreement, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes, cost of shareholders' reports and corporate meetings and any extraordinary expenses.

         The Basic Administrative Services Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of the Administrator's duties or from the reckless disregard by the Administrator of its obligations and duties thereunder.

         Bank of America has received an option entitling it to purchase approximately 4% of the Administrator's authorized common stock on or before December 31, 1998.

SPECIAL MANAGEMENT SERVICES AGREEMENT

         Bank of America and the Administrator provide services with respect to the Funds' Pacific Horizon Shares as described in the Prospectuses pursuant to a Special Management Services Agreement. The agreement has been entered into by the Company pursuant to an exemptive order granted by the Securities and Exchange Commission, and in approving the agreement, the Board of Directors determined that there was a reasonable likelihood that it would be beneficial to the Pacific Horizon Shares of each Fund. Under the exemptive order, the agreement may not be amended to increase materially the amount payable thereunder unless approved by a majority vote of the Disinterested Directors (as defined below) cast in person at a meeting called for the purpose of voting on the amendment. The Board of Directors must be provided with and must review, at least quarterly, a written report of all amounts expended pursuant to the agreement.

         The Special Management Services Agreement will continue in effect with respect to each Fund until October 31, 1996 and thereafter for successive periods of one year, provided such continuation is approved at least annually by the Company's Board of Directors or by the vote of a majority of the outstanding Pacific Horizon Shares of the particular Fund involved (as defined under "General Information - Miscellaneous"), and by a majority of the directors who are not interested persons of the Company and who have no direct or indirect interest in the agreement (the "Disinterested Directors") by vote cast in person at a meeting called for such purpose. The agreement is terminable at any time with respect to any Fund by the Disinterested Directors, by vote of a majority of the outstanding Pacific Horizon Shares of such Fund, by Bank of America, or by the Administrator upon 60 days' notice to the other parties to the agreement.

         For the services provided and expenses assumed pursuant to the Special Management Services Agreement, Bank of America and the Administrator are entitled to receive an aggregate fee at the annual rate of .32% of the average daily net asset value of the Pacific Horizon Shares of each Fund (.35% for California Tax-Exempt Money Market Fund). From time to time, Bank of America and the Administrator may waive the fees payable to them under the agreement. Bank of America and the Administrator bear all expenses in connection with the performance of their services under the Special Management Services Agreement. Bank of America is the successor party by merger to Security Pacific under the Special Management Services Agreement.

         For the fiscal years ended February 28, 1993, February 28, 1994 and February 28, 1995 the Prime Fund incurred expenses under the Special Management Services Agreement of $3,987,138, $3,802,465, and $3,464,984, respectively, of which $94,904, $74,910, and $65,326, respectively, were earned by the Administrator, $32,321, $28,260, and $18,906, respectively, were earned by Bank of America (Security Pacific prior to April 22, 1992), $247,080, $258,016, and $268,593, respectively, were earned by affiliates of the Administrator, and $3,609,817, $3,440,348, and $3,112,159, respectively, were earned by affiliates of Bank of America (Security Pacific prior to April 22, 1992); and the Treasury Fund incurred expenses of $6,555,372, $5,303,956, and $3,830,002, respectively, of which $33,101, $27,214, and $28,381, respectively, were earned by the Administrator, $7,604, $12,977, and $9,031, respectively, were earned by Bank of America (Security Pacific prior to April 22, 1992), $58,945, $49,793, and $40,665, respectively, were earned by affiliates of the Administrator, and $6,551,999, $5,171,092, and $3,751,925, respectively, were earned by affiliates of Bank of America (Security Pacific prior to April 22, 1992). For the fiscal years ended February 28, 1993, February 28, 1994 and February 28, 1995, the Tax-Exempt Money Fund incurred expenses under the Agreement (before fee waivers) of $0, $92,174, and $135,034, respectively, $6,165 of which was earned by the Administrator, $114 by Bank of America and $212 by affiliates of Bank of America (Security Pacific prior to April 22, 1992) for the fiscal year ended February 28, 1994 and $8,273 of which was earned by the Administrator, $0 was earned by affiliates of the Administrator, $1,062 was earned by Bank of America, and $125,664 was earned by affiliates of Bank of America for the fiscal year ended February 28, 1995. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, the California Tax-Exempt Money Market Fund incurred expenses under the Agreement (before fee waivers) of $334,900, $560,709, and $639,503, respectively, $52,328 of which was earned by the Administrator and $282,572 of which was earned by Bank of America (Security Pacific prior to April 22, 1992), for the fiscal year ended February 28, 1993, $40,295 of which was earned by the Administrator, $6,211 by affiliates of the Administrator and $335,957 was earned by Bank of America (Security Pacific prior to April 22, 1992) for the fiscal year ended February 28, 1994, and $9,701 of which was earned by the Administrator, $21,474 was earned by affiliates of the Administrator, $2,892 was earned by Bank of America, and $605,436 of which was earned by affiliates of Bank of America for the fiscal year ended February 28, 1995. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, Bank of America (Security Pacific prior to April 22, 1992) and the Administrator, and their respective affiliates, did not waive any Special Management Services fees with respect to the Prime Fund, Treasury Fund, California Tax- Exempt Money Market Fund, or Tax-Exempt Money Fund.

         For the fiscal year ended February 28, 1994 the Government Fund and Treasury Only Fund incurred expenses of $408,322 and $214,153, respectively, under the Agreement, of which $0 and $0, respectively, was earned by Bank of America; $281 and $150, respectively, was earned by the Administrator; $407,992 and $208,813, respectively, was earned by affiliates of Bank of America; and $0 and $38, respectively, was earned by affiliates of the Administrator. For the fiscal year ended February 28, 1995 the Government Fund and Treasury Only Fund incurred expenses of $774,259 and $191,572, respectively, under the Agreement, of which $0 and $1,581, respectively, was earned by Bank of America; $135 and $1,779, respectively, was earned by the Administrator; $774,124 and $187,925, respectively, was earned by affiliates of Bank of America; and $0 and $287, respectively, was earned by affiliates of the Administrator. First Funds of America, pursuant to an Administrative Services Plan, had previously entered into a shareholder servicing agreement with Bank of America (and prior to that shareholder servicing agreement had entered into a shareholder servicing agreement with Seattle-First National Bank, an affiliate of Bank of America). Under the shareholder servicing agreement, Bank of America, as shareholder servicing agent, or an affiliate of Bank of America pursuant to a sub-shareholder servicing agreement, provided certain services to shareholders in exchange for a fee from each Predecessor Fund of First Funds of America not in excess of .50% of the average daily net assets of such Predecessor Fund. Such fees were actually incurred by the Predecessor Government Fund of First Funds of America at the effective annual rate of .32% of its average daily net assets and by the Predecessor Treasury Only Fund of First Funds of America at the effective annual rate of .15% of its average daily net assets. For the fiscal year ended March 31, 1992 and for the period April 1, 1992 through February 28, 1993, the Predecessor Government Fund and Predecessor Treasury Only Fund of First Funds of America, respectively, accrued shareholder servicing fees of $703,607 (of which $122,407 was waived) and $597,256 (of which $151,068 was waived), respectively, and $105,265 (of which $69,650 was waived), and $246,982 (of which $132,116 was waived), and $185,073 (of which $120,448 was waived), respectively. All shareholder servicing fees were paid to Bank of America and/or its affiliates.

         The Special Management Services Agreement provides that Bank of America and the Administrator shall not be liable for any error of judgement or mistake of law or any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of their duties or from the reckless disregard by them of their obligations and duties thereunder.

FEE WAIVERS AND EXPENSE REIMBURSEMENTS

         If total expenses borne by any Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company may deduct from the payments to be made with respect to such Fund to Bank of America and the Administrator, respectively, or Bank of America and the Administrator each will bear, the amount of such excess to the extent required by such regulations. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company limits aggregate annual expenses with respect to a Fund, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million, and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Administrator and Bank of America may assume certain expenses and/or not receive payment of fees of one or more of the Company's Funds, while retaining the ability to be reimbursed by such Funds for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

DISTRIBUTOR

         The Distributor acts as the exclusive distributor of the shares of each of the Funds pursuant to a distribution agreement with the Company. Shares are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. No compensation is payable by the Funds to the Distributor for its distribution services. The distribution agreement shall continue in effect with respect to each Fund until October 31, 1996. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of such Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. This Agreement will automatically and immediately terminate in the event of its "assignment."

         For the period June 4, 1990 (commencement of operations) through March 31, 1991 (fiscal year end), the fiscal year ended March 31, 1992 and the period April 1, 1992 through February 28, 1993, Signature Broker-Dealer Services, Inc., the former distributor of the Predecessor Government and Treasury Only Funds' shares, was paid $5,500, $7,137 and $4,316, respectively by the Predecessor Government Fund of First Funds of America and $4,211, $2,519 and $1,504, respectively by the Predecessor Treasury Only Fund of First Funds of America as reimbursement for expenses related to the distribution of such Predecessor Funds' shares. No such fees will be charged to the Government Fund or the Treasury Only Fund or to any other Fund.

CUSTODIAN AND TRANSFER AGENT

         The Bank of New York, 90 Washington Street, New York, New York 10286, has been appointed by the Company as custodian for the Funds. Additionally, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, has been appointed as transfer and dividend disbursing agent. The Bank of New York also provides the Company with certain accounting, bookkeeping, pricing, and dividend and distribution calculation services pursuant to a fund accounting services agreement with the Administrator. The monthly fees charged by the bank under the fund accounting agreement are borne by the Funds. The Company and The Bank of New York have appointed Bank of America to act as sub-custodian for the Funds pursuant to a Sub-Custodian Agreement. As sub-custodian of the Company's assets, Bank of America (i) maintains a separate account or accounts in the name of the Company, (ii) holds and disburses portfolio securities on account of the Company, (iii) makes receipts and disbursements of money on behalf of the Company, (iv) collects and receives all income and other payments and distributions on account of the Company's portfolio securities held by Bank of America, (v) responds to correspondence from security brokers and others relating to its duties and (vi) makes periodic reports to the Company's Board of Directors concerning its duties thereunder. Under the Sub-Custodian Agreement, the Company will reimburse Bank of America for its costs and expenses in providing services thereunder. Bank of America is the successor to Security Pacific under the Sub-Custodian Agreement. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, Bank of America (and Security Pacific prior to April 22, 1992) in their capacity as sub-custodian, did not hold any of the Company's assets and, accordingly, received no fees.

         Bank of America and Seattle-First National Bank, an affiliate of Bank of America, previously provided transfer agency, custodial and fund accounting services for the Predecessor Government Funds and Predecessor Treasury Only Funds. For the period June 4, 1990 (commencement of operations) through March 31, 1991 (fiscal year end), the fiscal year ended March 31, 1992 and the period April 1, 1992 through February 28, 1993, Bank of America and Seattle-First National Bank received directly and indirectly for such services $129,116, $254,824 and $200,624, respectively, with respect to the Predecessor Government Funds and $38,761, $114,630 and $100,225, respectively, with respect to the Predecessor Treasury Only Funds.

ADDITIONAL PERFORMANCE INFORMATION

         The "yields" and "effective yields" of each Fund are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yield for each Fund's series of shares is computed separately for each series by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for each Fund are computed by compounding a particular Fund's unannualized base period returns (calculated as above) by adding 1 to the base period returns, raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results. In addition, the California Tax-Exempt Money Market Fund and Tax-Exempt Money Fund may quote a standardized "tax-equivalent yield" which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from federal, or in the case of the California Tax-Exempt Money Market Fund both federal and California state, income tax by one minus a stated federal, or in the case of the California Tax-Exempt Money Market Fund a stated combined federal and California state, income tax rate; (b) with respect to the California Tax-Exempt Money Market Fund dividing the portion of that Fund's yield (as calculated above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figure resulting from
(a) above (with respect to the Tax-Exempt Money Fund) or from (a) and (b) above (with respect to the California Tax-Exempt Money Market Fund) to that portion, if any, of the particular Fund's yield that is not exempt from federal income tax. The fees which may be imposed by institutional investors directly on their customers for cash management services are not reflected in the Funds' calculations of yields.

         The current yields for each of the Funds may be obtained by calling
(800) 227-1545. For the seven-day period ended February 28, 1995, the annualized yields after fee waivers of the Pacific Horizon Shares of the Treasury Fund, Prime Fund,

Government Fund and Treasury Only Fund were 5.49%, 5.64%, 5.66% and 5.07%, respectively; and the effective yields after fee waivers of such Funds' Pacific Horizon Shares were 5.63%, 5.79%, 5.81% and 5.19%, respectively. For the seven-day period ended February 28, 1995, the annualized yield, effective yield and tax-equivalent yield (after fee waivers) were 3.36%, 3.41% and 5.15%, respectively, for Pacific Horizon Shares of the California Tax-Exempt Money Market Fund, and 3.41%, 3.46% and 4.94%, respectively, for Pacific Horizon Shares of the Tax-Exempt Money Fund. The combined federal and California income tax rate used in calculating the foregoing "tax-equivalent" yield of the California Tax-Exempt Money Market Fund was 34.70%. The federal income tax rate used in calculating the tax-equivalent yields of the Tax-Exempt Money Fund was 31%.

         From time to time, the yields of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income of a Fund would increase the value of the Fund investment more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and may include testimonials as to the investment adviser's capabilities by clients. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling (800) 346-2087.

         In addition to the publications listed in the Funds' Prospectuses, yield data as reported in the following publications may be used in comparing the yields of the Funds to those of other mutual funds with similar investment objectives: Business Week, Investor's Business Daily, Kiplinger, U.S. News, Financial World, USA Today, Morningstar, Mutual Fund Monitor, and American Banker.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

         The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Fund's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional shares of capital stock. The Board of Directors has authorized the issuance of twenty-two classes of stock - Classes A through W Common Stock, representing interests in twenty-two separate investment portfolios. Each share of capital stock has a par value of $.001. This Statement of Additional Information describes the Pacific Horizon Shares of the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in its Prospectuses, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information" in this Statement of Additional Information.

         The Funds' Horizon Shares and Horizon Service Shares differ from Pacific Horizon Shares in the following respects. Only Pacific Horizon Shares are subject to the Special Management Services fee described above, which is payable at the rate of .32% (on an annualized basis) of the average daily net asset value of the Pacific Horizon Shares that are outstanding from time to time. Only Horizon Service Shares bear the fees payable under the Shareholder Services Plan that has been adopted for

Horizon Service Shares, which are payable at the rate of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares that are outstanding from time to time as described in the Prospectuses for such shares. As a result, at any given time, the net yield on a Fund's Pacific Horizon Shares will be approximately .32% lower than the yield on that Fund's Horizon Shares and .07% lower than the yield on the Fund's Horizon Service Shares. Standardized yield quotations will be computed separately for each series of Shares.

         Holders of the outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Pacific Horizon Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Special Management Services Agreement and only Horizon Service Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the expenses that are borne exclusively by such shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting in the aggregate without regard to particular Funds.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

REPORTS

         Shareholders will be sent unaudited semi-annual reports describing the Funds' investment operations and annual financial statements together with a report of independent accountants.

COUNSEL

         Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Philadelphia National Bank Building, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and will pass upon the legality of the shares offered hereby. O'Melveny & Myers, 400 South Hope Street, Los Angeles, California 90071, acts as special California counsel for the Company and has reviewed the portions of the Prospectus for the California Tax-Exempt Money Market Fund and this Statement of Additional Information concerning California taxes and the description of the special considerations relating to California Municipal Securities.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, independent accountants, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of each Fund for the fiscal year ending February 28, 1996. Deloitte & Touche LLP served as independent accountants for the Predecessor Government Funds and Predecessor Treasury Only Funds for the 11-month period ended February 28, 1993, the fiscal year ended March 31, 1992 and the period from June 4, 1990 (commencement of operations) to March 31, 1991.

MISCELLANEOUS

         As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority" of the outstanding shares of a Fund or a particular series means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or such series, or (b) 67% of the shares of the Fund or series present at a meeting at which more than 50% of the outstanding shares of the Fund or series are represented in person or by proxy.

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of

America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 1,044,975,154.790 shares (82.00%); and Hellman & Freidman Capital Partners II, Limited Partnership, Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 1,216,118,073.700 shares (095.42%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Treasury Fund was as follows: Bank of America Trustee/Custodian for Investing in Horizon Treasury, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 398,540,438.170 shares (68.901%); Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds (L. Goekjian), P.O. Box 91630, Pasadena, CA 91101, 94,279,024.120 shares (16.299%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: Bank of America FM&TS Operat CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 65,745,555.320 shares (23.658%); Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193, 63,974,589.270 shares (23.020%). Security Pacific
State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds, P.O. Box 91630, Pasadena, CA 91101, 56,906,301.540 shares (20.477%); and
Security Pacific Cash Management, c/o Bank of America - GPO M/C 5533, Attn:
Liezel Barangan, 1850 Gateway Boulevard, Concord, CA 94520, 77,003,300 shares (27.709%). At June 15, 1995, the name, address and, share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Fund was as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 263,629,755.130 shares (65.51%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 514,119,226.900 shares (38.76%); Bank of America
State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 392,983,248.780 shares (29.63%); and Southwest Securities Inc., Attn: Cashiering, 201 Elm Street, Suite 4300, Dallas, TX 75270, 169,018,910.270 shares (12.74%). At June
16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America Trustee/Custodian for Investing Horizon Prime, Attn:
Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 385,058,852.030 shares (56.838%); and Bank of America NT&SA, Attn: Kay Warren/Dept. #5596, 1455 Market Street, San

Francisco, CA 94103, 57,300,000.00 shares (9.934%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows:
Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 752,776,315.610 shares (70.26%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management and Trust Services, 701 S. Western Avenue, Glendale, CA 91201, 74,038,082.090 shares (9.835%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 86,407,261.23 shares (11.478%); Security Pacific Cash Management, c/o Bank of America. GPO. M/C 5533 Attn: Liezel Barangan, 1850 Gateway Boulevard, M/C 5533, Concord, CA 94520, 379,755,600.000 shares (50.447%); Security Pacific State Trust Co., Agreement for SecPAC WA Participants, Attn: Cash Sweep Funds (L. Goekjian) P.O. Box 91630, Pasadena, CA 91101, 54,321,621.330 shares (7.216%); and Southwest Securities Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 4300, Dallas, TX 75270, 130,146,660.030 shares (17.289%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 12,233,845.190 shares (39.73%); Southwest Securities Inc.,
Attn: Cashiering, 1201 Elm Street, Suite 4300, Dallas, TX, 75270, 10,387,253.930 shares (33.73%); and Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 6,515,635.730 shares (21.16%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America Custodian For Investing in Horizon Tax-Exempt Money Fund, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 19201, 129,582,555.65 shares (38.576%); Continental Bank National Association Custodian for the Benefit of Custodian Co. Attn: Mary Chester, 231 South LaSalle Street, 6Q, Chicago, IL 60697, 152,699,416.270 shares (45.458%); and Maine Midland Bank NA, Investment Services, 17th Floor, Attn:
Christine Mincel, One Marine Midland Center, Buffalo, NY 14203, 21,684,672.980 shares (6.455%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the Tax-Exempt Money Fund were as follows: Furman C. Moseley and Susan R. Moseley Tenn. In Common, 1201 3rd Avenue, Box 7C, Seattle, WA 98101, 4,165,513.060 shares (9.91%); Omnibus A/C for the shareholder accounts maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,398,544.590 shares (53.31%); and Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services Inc. Attn: First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 3,494,305.180 shares (8.31%).
At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 1,362,028.590 shares (5.260%); Bank of America FM&TS Oper. CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 2,293,907.40 shares (8.859%); and Southwest Securities, Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 430, Dallas, TX 75270, 21,021,580.530 shares (81.187%). At June 15, 1955, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: Bank of America, NT&SA, The Private Bank, Attn: ACI Unit #8329, 701 S. Western Avenue, Glendale, CA 91201, 79,875,532.090 shares (22.71%); Bank of America State Trust Co., 299 N. Euclid Avenue., Pasadena, CA 91101, 64,756,966.280 shares (18.41%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 170,940,404.650 shares (48.60%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Government Fund were as follows: Bank of America NT&SA Trustee/Custodian for Investing in Horizon Shares of the Government Fund, Attn:
Cynthia Beauvais, 701 South Western Avenue., Glendale, CA 91201, 9,327,446.350 shares (5.028%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 28,063,486.740 shares (15.129%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 24,227,801.980 shares (13.061%); County of Orange, Matt Raabe, P.O. Box 4515, Santa Ana, CA 92702, 10,000,000.000 shares (5.391%); Cypress Insurance
Co., Attn: Larry Tetzloff, 9290 W. Dodge Road, Omaha, NE 68124, 9,996,515.930 shares (5.389%); Harr & Co., c/o Bank of New York, Attn: Bimal Sana, Spec. Prec. Dept., One Wall Street, 5th Floor, New York, NY 10286, 14,000,000.000 shares (7.547%); Micron Electronics Inc., Attn: Debbie Meigand, 900 East Karcher Road, Nanpa, ID 83687, 16,080,510.14 shares (8.669%); and Silocin Magic Corp., Attn:
Meng A. Lim, 20300 Stevens Creek Boulevard., Suite

400, Cupertino, CA 95014, 18,058,262.110 shares (9.735%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Spacelabs Medical, Inc., Attn: Scott Bender, P.O. Box 97013, Redmond, WA 98073, 14,572,000.000 shares (5.70%); Good Health Plan of WA, Attn: Tsai Cheng, 1501 9th Avenue, Suite 500, Seattle, WA 98101, 16,584,866.580 shares (6.49%); Omnibus A/C for the Shareholder Accounts maintained by Concord. Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 68,555,257.020 shares (26.85%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the Horizon Service Shares of the Government Fund were as follows: Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193-8600, 35,849,966.050 shares (52.294%); and
Capital Network Services, Attn: Donna M. Howell, One Bush Street, 11th Floor, San Francisco, CA 94104-4425, 23,929,840.440 shares (34.906%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the Pacific Horizon Shares of the Treasury Only Fund were as follows:
Bank of America NT&SA, the Private Bank, Attn: ACI Unit 48329, 701 South Western Avenue, Glendale, CA 91201, 48,516,900.490 shares (31.68%) Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 22,350,831.320 shares (14.59%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 69,016,521.500 shares (45.06%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: National Home Mortgage Corp., Attn: Mortgage Banking Treasury Operations, 5565 Morehouse Drive, 3rd Floor, San Diego, CA 92121, 12,147.667,580 shares (9.42%); Comcare, Inc., 4001 N. 3rd Street, Suite 120, Phoenix, AZ 85012, 26,230,243.620 shares
(20.34%); and Omnibus A/C For the Shareholder Accounts Maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 21,883,084.450 shares (16.97%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: BA Investment Service Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 6,403,628.120 shares (28.679%); Bank of America NT&SA Trustee/Custodian for Investing in Horizon Service Shares of the Treasury Only Fund, Attn: Cynthia Beauvais, 701 South Western Avenue, Glendale, CA 91201, 3,501,414.020 shares (15.681%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 5,420,893.150 shares (24.277%); Fair Isaac & Co., Attn: Christine Tam,
120 North Redwood, San Rapheal, CA 94903-1996, 1,338,800.750
shares (5.996%); Foothill/Eastern Transportation Corridor Agency, Attn: Laura Barker, 201 East Sandpot, Suite 200, Santa Anna, CA 92707, 2,559,586.380 shares (11.463%); and Nexus, Attn: Kathleen Menace, P.O. Box 60637, Sunnyvale, CA 94088-0637, 2,525,153.380 shares (11.309%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Value Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 16,383,467.170 shares (26.45%); and Bank of America State Trust Co., Attn: Leon Goekjian, P.O. Box 91630, Pasadena, CA 91101, 45,078,465.290 shares (72.79%). At June 16, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Shares of the Prime Value Fund was as follows:
Tice & Co., c/o M&T, Attn: Cash Management Clerk, 8th Floor, P.O. Box 1377, Buffalo, NY 14240, 453,078,561.590 shares (93.510%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 204,443,886.590 shares (22.07%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: Leo Zuckerman Trust, DTD 12-11-91,4444 Viewridge Avenue, San Diego, CA 92123, 4,850,877.280 shares
(5.35%); and Omnibus A/C for the Shareholder Accounts Maintained by Concord Financial Services Inc. Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 13,391,453.970 shares (14.77%). At June 16, 1995, the name, address and share ownership of the entity which held beneficially more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., 555 California Street, 4th Floor, Dept. #4337, San Francisco, CA 94109, 13,792,509.310 shares (99.206%). At June 15, 1995, the name, address and shares ownership of the entities which held of record more than 5% of the outstanding shares of the Flexible Bond Fund were as follows:
Peter F. Smith and Jacquelyn L. Smith, JTWROS, 1785 C. Blodgett Road, Mount Vernon, WA 98273, 13,973.917 shares (5.58%); and BA Investment Services, Inc., FBO 200724011, 185 Berry Street, 3rd Floor #2640, San Francisco, CA 94104, 22,436.531 shares (8.96%). At June 15, 1995 the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Asset Allocation Fund was as follows: Bank of America, Texas AATTEE. National-O'Neill Supplemental Savings Plan, Attn: Mutual Funds (81-6-01005-0), P.O. Box 94627, Pasadena, CA 91109, 24,289,973 shares (5.07%).
At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc. FBO 405084421, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 26,336.154 shares (8.31%); and BA Investment Services, Inc., FBO 405266591, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 25,034.024 shares (7.90%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Corporate Bond Fund were as follows: Dean Witter Reynolds Inc., 5 World Trade Center, 4th Floor, Attn: 5th O Div., New York, NY 10048, 138,820.000 shares (6.93%); and Smith Barney Shearson, Inc., 333 W. 39th Street, 8th Floor, New York, NY 10001, 148,925.482 shares (7.43%).

         At such dates, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

FINANCIAL STATEMENTS AND EXPERTS

         The Annual Reports for each Fund for its fiscal year ended February 28, 1995 (the "Annual Report") accompanies this Statement of Additional Information. The financial statements and notes thereto in each Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in each Annual Report and is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

         The financial highlights and financial statements for the 11-month period ended February 28, 1993, the fiscal year ended March 31, 1992 and the period June 4, 1990 through March 31, 1991 of the Predecessor Government Fund and Predecessor Treasury Only Fund of First Cash Funds of America, as well as of the Government Money Trust and Treasury Money Trust in which said Funds invested included in the Prospectus for the Government Fund and Treasury Only Fund (with regard to the financial highlights) and incorporated by reference in this Statement of Additional Information (with regard to the financial statements), have been audited by Deloitte & Touche LLP as set forth in their reports thereon which are incorporated herein by reference. The financial statements and financial highlights audited by Deloitte & Touche LLP have been incorporated herein by reference (with regard to the financial statements) and included herewith (with regard to the financial highlights) in reliance on the report given on their authority as experts in accounting and auditing.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.

         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1+" - Obligations supported by the highest capacity for timely repayment.

         "A1" - Obligations are supported by the highest capacity for timely repayment.

         "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

         "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

         "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

         "D" - Obligations which have a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                          PACIFIC HORIZON FUNDS, INC.

                               HORIZON SHARES AND
                             HORIZON SERVICE SHARES
                                     OF THE
                  PRIME FUND, TREASURY FUND, GOVERNMENT FUND,
                 TREASURY ONLY FUND, TAX-EXEMPT MONEY FUND AND
                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

                                  JULY 1, 1995
                   (AS REVISED JULY 10 AND DECEMBER 8, 1995)

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Company................................................................    3
Investment Objectives and Policies.........................................    3
Purchase and Redemption of Shares..........................................   43
Management of the Funds....................................................   46
Taxes......................................................................   62
Yield Information..........................................................   68
General Information........................................................   77
Appendix A.................................................................  A-1

                           -------------------------

         This Statement of Additional Information applies to the Horizon Shares and Horizon Service Shares of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund and Tax-Exempt Money Fund and the Horizon Service Shares of the California Tax- Exempt Money Market Fund (the "Funds") of Pacific Horizon Funds, Inc. (the "Company"). This Statement of Additional Information is meant to be read in conjunction with the prospectuses dated July 1, 1995 with respect to Horizon Shares and Horizon Service Shares of the Prime, Treasury, Government, Treasury Only and Tax- Exempt Money Funds, and the Horizon Service Shares of the California Tax-Exempt Money Market Fund, as the same may from time to time be revised (individually, a "Prospectus" and collectively, the "Prospectuses"), and is incorporated by reference in its entirety into each such Prospectus. No Horizon Shares are offered in the California Tax-Exempt Money Market Fund. Because this Statement of Additional Information is not itself a Prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses relating to the Company's Horizon and Horizon Service Shares may be obtained by calling Concord Financial Group, Inc. at (800) 426-3863. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                  THE COMPANY

         The Company was organized on October 27, 1982 as a Maryland corporation and commenced operations on March 30, 1984. On January 19, 1990 the Prime Fund and Treasury Fund of The Horizon Funds, a Massachusetts business trust (sometimes called the "Predecessor Prime Fund" and "Predecessor Treasury Fund," respectively), were combined with the Money Market Portfolio and Government Money Market Portfolio, respectively, of the Company; the Company changed the names of its resulting portfolios to "Prime Fund" and "Treasury Fund"; and the Company began offering Horizon Shares and Horizon Service Shares in such Funds. On January 19, 1990 the Tax-Exempt Money Fund of The Horizon Funds (the "Predecessor Tax-Exempt Fund") was reorganized as a new portfolio of the Company. Each of these three Predecessor Funds originally commenced operations on July 10, 1987. The California Tax-Exempt Money Market Fund commenced operations on December 6, 1989 by offering a single series of shares known as Pacific Horizon Shares and began offering Horizon Service Shares on March 1, 1993. The Government Fund and Treasury Only Fund commenced operations on June 4, 1990 as separate investment portfolios (the "Predecessor Government Funds" and "Predecessor Treasury Only Funds," respectively) of First Cash Funds of America and First Funds of America, which were organized as Massachusetts business trusts. On March 1, 1993, the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as new portfolios of the Company. Prior to this reorganization, these Predecessor Funds offered and sold shares of beneficial interest that were similar to the Company's Horizon Service and Pacific Horizon Shares.

         The Company offers other classes and series of shares, including Pacific Horizon Shares, in the aforementioned Funds and in other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other shares contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Prospectus for each Fund describes the investment objective of the Fund to which it applies. The following information supplements the descriptions of the investment objective and policies in the Prospectuses for the Funds.

PORTFOLIO TRANSACTIONS

         Subject to the general control of the Company's Board of Directors, Bank of America National Trust and Savings Association ("Bank of America") is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. During their last three fiscal periods, the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund did not pay any brokerage commissions. The cost of securities purchased by the Funds from underwriters generally includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         In executing portfolio transactions and selecting brokers or dealers, it is the Company's policy to seek the best overall terms available. The investment advisory agreement between the Company and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement authorizes Bank of America, subject to the approval of the Company's Board of Directors, to cause the Company to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the particular Fund and the Company. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and
(2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         The Directors will periodically review the commissions paid by the Company to consider whether the commissions, if any, paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Company. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or any given Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

         Brokerage or research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America by the Company. Such services may be useful to Bank of America in serving both the Company and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company. The Company will not acquire certificates of deposit or other securities issued by Bank of America or its affiliates, and will give no preference to certificates of deposit or other securities issued by Shareholder Organizations. In addition, portfolio securities in general will be purchased from and sold to Bank of America, Concord Financial Group, Inc. (the "Distributor") and their affiliates acting as principal underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, provided such purchase, sale or dealing is permitted under the investment Company Act of 1940 and the rules thereunder.

         A Fund's annual portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the Fund's portfolio securities. The calculation excludes all securities the maturities of which at the time of acquisition were thirteen months or less. There is not expected to be any portfolio turnover for the Funds for regulatory reporting purposes.

         A Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. Any such Fund will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Directors, believes such practice to be in the Fund's interest.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or Bank of America, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation, but will only continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

         To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

         The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940) or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1995: (a) the Treasury Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $95,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $95,000,000; (b) the Prime Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $l00,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $120,000,000; Morgan Stanley Group, Inc., Daily Variable Rate Master Note in the principal amount of $120,000,000; Bear Stearns Co., Inc., Series B, Monthly Variable Rate Note in the principal amount of $100,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $120,000,000; and (c) the Government Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $40,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $40,000,000. Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.

PORTFOLIO INSTRUMENTS

         CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND SHORT-TERM NOTES. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specific return. Bankers' acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks having total assets at the time of purchase (including assets of both domestic and foreign branches) in excess of $2.5 billion. Commercial paper consists of unsecured promissory notes issued by corporations. Short-term notes acquired by a Fund may be issued by commercial or investment banking firms, financing companies or industrial or manufacturing concerns. Commercial paper and short-term notes, except for variable and floating rate instruments, will normally have maturities of nine months or less and fixed rates of return, although such instruments may have maturities of up to thirteen months. Commercial paper and short-term notes will consist of issues which, with respect to the Prime, Treasury and Tax-Exempt Money Funds are "First Tier Securities" as defined by the Securities and Exchange Commission and, with respect to the California Tax-Exempt Money Market Fund are "Eligible Securities" as defined by the Securities and Exchange Commission. During temporary defensive periods or if in the investment adviser's opinion suitable First Tier Securities are not available for investment, the Tax-Exempt Money Fund may also acquire "Eligible Securities" as defined by the Securities and Exchange Commission. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. Eligible Securities consist of instruments that are either rated at the time of purchase in the top two rating categories by one or more unaffiliated NRSROs or issued by issuers with such ratings. See the Appendix to this Statement of Additional Information for a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by a Fund will be of comparable quality as determined by Bank of America pursuant to guidelines approved by the Board of Directors and Bank of America.

         A Fund holding Euro CDs, Yankee CDs, Yankee BAs, commercial paper or other obligations of foreign issuers may be subject to investment risks that are different in some respects from those incurred by a Fund which invests only in obligations of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

         Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

         As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to the Euro CDs, Yankee CDs, Yankee BAs and other foreign bank obligations that a Fund may acquire.

         U.S. GOVERNMENT OBLIGATIONS. Obligations of the U.S. Government and its agencies and instrumentalities include Treasury bills, certificates of indebtedness, notes and bonds, Treasury strips, and issues of such entities as the Federal Home Loan Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Funding Corporation, Tennessee Valley Authority and Federal National Mortgage Association. The Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds will not acquire obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank; however, the Government and Treasury Only Funds may acquire such obligations in accordance with their investment policies.

         Government National Mortgage Association ("GNMA") certificates are U.S. Government agency mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. In addition to GNMA certificates, mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC") may also be acquired. Securities issued and guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. If either fixed or variable rate pass-through securities issued by the U.S. Government or its agencies or instrumentalities are developed in the future, the Prime, Government, Tax-Exempt Money and California Tax-Exempt Money Market Funds reserve the right to invest in them, after making appropriate disclosure to investors. Certain securities issued by all governmental agencies may be prepaid. Prepayment of mortgages underlying most mortgage-backed securities may reduce their current yield and total return. During periods of declining interest rates, such prepayments can be expected to accelerate and the Funds would be required to reinvest the proceeds at the lower interest rates then available.

         VARIABLE AND FLOATING RATE INSTRUMENTS. The Funds may acquire variable and floating rate instruments as described in their Prospectuses. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the investment adviser under guidelines established by the Company's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase by such Fund. In making such determinations, the investment adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, the Fund involved could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit and may have maturities of more than thirteen months. In determining a Fund's average weighted maturity and whether a variable or floating rate instrument has a remaining maturity of thirteen months or less, each variable rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed by the Company to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand; each variable rate instrument not having such a demand feature but having a stated maturity of thirteen months or less or issued or guaranteed by the U.S. Government or its agencies will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment; each floating rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed to have a maturity equal to the period of time remaining until the principal amount owed can be recovered through demand. Variable and floating rate instruments which are not payable upon seven days' notice and which do not have an active trading market are considered illiquid securities.

         RATINGS AND ISSUER'S OBLIGATIONS. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc. ("Thomson") and IBCA Limited and IBCA Inc. ("IBCA") represent their opinions as to the quality of debt securities. However, ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

         An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

         MUNICIPAL SECURITIES. Substantially all of the assets of the Tax-Exempt Money Fund and primarily all of the assets of the California Tax-Exempt Money Market Fund are invested in "Municipal Securities" (securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, authorities, agencies and instrumentalities, the interest on which is exempt from regular Federal income tax in the opinion of bond counselor to the issuer). The Tax-Exempt Money Fund may concentrate more than 25% of its assets in California Municipal Securities and the California Tax-Exempt Money Market Fund intends that under normal market conditions at least 80% of its net assets will be invested in California Municipal Securities. Although the Prime Fund is also authorized to invest in Municipal Securities under certain circumstances, no more than 5% of the value of such Fund's net assets will be so invested at any one time. (The purchase of Municipal Securities by the Prime Fund may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield on such securities, on a pre-tax basis, is comparable to that of other short-term money market instruments that the Fund may purchase. Dividends paid by the Prime Fund that are derived from interest on Municipal Securities would be taxable to the Fund's shareholders for federal income tax purposes.)

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition certain types of private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities. Municipal Securities also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loan obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

          There are variations in the quality of Municipal Securities between classifications (such as general obligation, revenue and moral obligation issues) and within a particular classification, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. It should also be noted, with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), that the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

         The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the relevant Funds' Prospectuses under "Taxes.") The Funds cannot predict what legislation, if any, may be proposed in Congress or in the California legislature in the future as regards the federal and California state personal income tax status of interest on Municipal Securities in general, or California Municipal Securities in particular, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of Municipal Securities (and California Municipal Securities) for investment by the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund and the liquidity and value of such Funds' portfolios. In such an event the Board of Directors would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

         REPURCHASE AGREEMENTS. The Prime Fund, Treasury Fund, Government Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may enter into repurchase agreements with respect to their portfolio securities as indicated in their Prospectuses. Pursuant to such agreements, a Fund purchases securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a specified date and price. No Fund will enter into repurchase agreements with Bank of America or Bank of America's affiliates, nor will any Fund give preference to repurchase agreements with Shareholder Organizations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Funds' custodian or a sub-custodian or in the Federal Reserve/Treasury book-entry system, and a Fund will make payment for such securities only upon receipt of evidence of physical delivery of the securities or of such book entry. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the advisor shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, the Fund holding the repurchase agreement would suffer a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

         REVERSE REPURCHASE AGREEMENTS. The Funds may also enter into reverse repurchase agreements with respect to their securities. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities and other liquid high-grade debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account for maintenance of such equivalent value. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act of 1940.

INVESTMENT PRACTICES

         WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued," forward commitment or delayed settlement basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when- issued, forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets (cash or liquid securities) in the separate account so that the value of the account remains equal to the amount of such Fund's commitment. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid investments to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the investment adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of its assets.

         A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase, a forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         STAND-BY COMMITMENTS. The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price.

         The amount payable to the Tax-Exempt Money Fund or the California Tax-Exempt Money Market Fund upon its exercise of a "stand-by commitment" is normally the amortized cost of the underlying instruments plus accrued interest, if any. "Stand-by commitments" can be acquired when the remaining maturity of the underlying Municipal Securities is not greater than thirteen months, and are exercisable by a Fund at any time before the maturity of such obligations. In determining net asset value, a Fund values Municipal Securities on the basis of amortized cost without reference to the presence of the "stand-by commitment," as described below. A "stand-by commitment" may be sold, transferred or assigned by a Fund only with the instrument involved.

         The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by a Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

         The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund intend to enter into "stand-by commitments" only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

         The Tax-Exempt Money Fund or California Tax-Exempt Money Market Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued at amortized cost in accordance with the ordinary method of valuation employed by a Fund. "Stand-by commitments" which would be acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. "Stand-by commitments" would not affect a Fund's average weighted maturity.

         LOANS OF SECURITIES. The Prime Fund, Government Fund and Treasury Only Fund may lend their securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities (U.S. Treasury securities with respect to the Treasury Only Fund) or cash or letters of credit which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund involved may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund (331/3% with respect to the Treasury Only Fund).

         A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

         ECONOMIC FACTORS. The Governor's 1993-1994 Budget, introduced on January 8, 1993, proposed general fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased federal aid, and reductions in state spending.

         The Department of Finance of the State of California's May Revision of General Fund Revenues and Expenditures (the "May Revision"), released on May 20, 1993, projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993, essentially unchanged from the prior year. The Governor proposed to eliminate this deficit over an 18-month period. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

         The 1993-1994 budget act (the "1993-94 Budget Act") was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending.

         The 1993-94 Budget Act was predicated on general fund revenues and transfers estimated at $40.6 billion, $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenue were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991--a half cent temporary sales tax, a deferral of operating loss carryforwards, and repeal by initiative of a sales tax on candy and snack foods.

         The 1993-94 Budget Act also assumed special fund revenues of $11.9 billion, an increase of 2.9 percent over 1992-93.

         The 1993-94 Budget Act includes general fund expenditures of $38.5 billion (a 6.3 percent reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The 1993-94 Budget Act also included special fund expenditures of $12.1 billion, a
4.2 percent increase. The 1993-94 Budget Act reflected the following major adjustments:

         1. Changes in local government financing to shift about $2.6 billion in property taxes from cities, counties, special districts and redevelopment agencies to school and community college districts, thereby reducing general fund support by an equal amount. About $2.5 billion is permanent, reflecting termination of the State's "bailout" of local governments following the property tax cuts of Proposition 13 in 1978 (See "Constitutional, Legislative and Other Factors" below).

         The property tax revenue losses for cities and counties were offset in part by additional sales tax revenues and mandate relief.

         2. The 1993-94 Budget Act projected K-12 Proposition 98 funding on a cash basis at the same per-pupil level as 1992-93 by providing schools a $609 million loan payable from future years' Proposition 98 funds.

         3. The 1993-94 Budget Act assumed receipt of about $692 million of aid to the State from the federal government to offset health and welfare costs associated with foreign immigrants living in the State, which would reduce a like amount of General Fund expenditures. About $411 million of this amount was one-time funding. Congress ultimately appropriated only $450 million.

         4. Reductions of $600 million in health and welfare programs and $400 million in support for higher education (partly offset by fee increases at all three units of higher education) and various miscellaneous cuts (totalling approximately $150 million) in State government services in many agencies, up to 15 percent.

         5. A 2-year suspension of the renters' tax credit ($390 million expenditure reduction in 1993-94).

         6. Miscellaneous one-time items, including deferral of payment to the Public Employees Retirement Fund ($339 million) and a change in accounting for debt service from accrual to cash basis, saving $107 million.

         The 1993-94 Budget Act contained no general fund tax/revenue increases other than a two year suspension of the renters' tax credit. The 1993-1994 Budget Act suspended the 4 percent automatic budget reduction trigger, as was done in 1992-1993, so cuts could be focused.

         Administration reports during the course of the 1993-1994 Fiscal Year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-1994 Budget Act was adopted. Overall, revenues for the 1993-1994 Fiscal Year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which required greater State support for K-14 education to make up the shortfall, and lower than anticipated federal government payments for immigration-related costs. The reports in May and June, 1994, indicated that revenues in the second half of the 1993-1994 Fiscal Year have been very close to the projections made in the Governor's Budget of January 10, 1994, which is consistent with a slow turnaround in the economy.

         The Department of Finance's July 1994 Bulletin, including the final June receipts, reported that June revenues were $114 million (2.5 percent) above projection, with final end-of-year results at $377 million (about 1 percent) above the May Revision projections. Part of this result was due to end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections very well. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4 percent) above projection in June. While the higher June receipts are reflected in the actual 1993-94 Fiscal Year cash flow results, and help the starting cash balance for the 1994-95 Fiscal Year, the Department of Finance has not adjusted any of its revenue projections for the 1994-95 or 1995-96 Fiscal Years.

         During the 1993-94 Fiscal Year, the State implemented the deficit retirement plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 Fiscal Year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $2 billion.

         Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the deficit retirement plan, the State issued an additional $2.0 billion of revenue anticipation warrants, maturing July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 Fiscal Year.

         On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino

Counties, which were declared as State and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $20 billion, but these estimates are still subject to change.

         Despite such damage, on the whole, the vast majority of structures in the areas, including large manufacturing and commercial buildings and all modern high-rise offices, survived the earthquake with minimal or no damage, validating the cumulative effect of strict building codes and thorough preparation for such an emergency by the State and local agencies.

         Damage to state-owned facilities included transportation corridors and facilities such as Interstate Highways 5 and 10 and State Highways 14, 118 and
210. Major highways have now been reopened. The campus of California State University at Northridge (very near the epicenter) suffered an estimated $350 million damage, resulting in temporary closure of the campus. It has reopened using borrowed facilities elsewhere in the area and many temporary structures. There was also some damage to the University of California at Los Angeles and to an office building in Van Nuys (now open after a temporary closure). Overall, except for the temporary road and bridge closures, and CSU-Northridge, the earthquake did not and is not expected to significantly affect State government operations.

         The State in conjunction with the federal government is committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to provide for the repair and replacement of State-owned facilities. The federal government will provide substantial earthquake assistance.

         The President immediately allocated some available disaster funds, and Congress has approved additional funds for a total of at least $9.5 billion of federal funds for earthquake relief, including assistance to homeowners and small businesses, and costs for repair of damaged public facilities. The Governor originally proposed that the State will have to pay about $1.9 billion for earthquake relief costs, including a 10 percent match to some of the federal funds, and costs for some programs not covered by the federal aid. The Governor proposed to cover $1.05 billion of these costs from a general obligation bond issue which was on the June 1994 ballot, but it was not approved by the voters. The Governor subsequently announced that the State's share for transportation projects would come from existing Department of Transportation funds (thereby delaying other, non-earthquake related projects), that the State's share for certain other costs (including local school building repairs) would come from reallocating existing bond funds, and that a proposed program for homeowner and small business aid supplemental to federal aid would have to be abandoned. Some other costs will be borrowed from the federal government in a manner similar to that used by the State of Florida after Hurricane Andrew; pursuant to Senate Bill 2383, repayment will have to be addressed in 1995-96 or beyond. The 1995-96 Governor's Budget includes $60 million as the first repayment of an estimated $121.4 million in loans prior to June 30, 1995.

         The 1994-95 Fiscal Year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's Budget proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

         The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. Also included in this figure is a projected receipt of about $360 million from the Federal Government to reimburse the State's cost of incarcerating undocumented immigrants. The State will not know how much the Federal Government will actually provide until the Federal FY 1995 Budget is completed. Completion of the Federal Budget is expected by October 1994. The Legislature took no action on a proposal in the January 1994-95 Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax.

         The 1994-95 Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

         The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The 1994-95 Budget Act also projects Special Fund expenditures of $12.3 billion, a 4.7% decrease from 1993-94 estimated expenditures. The principal features of the 1994-95 Budget Act were the following:

         1. Receipt of additional federal aid in 1994-95 of about $400 million for costs of refugee assistance and medical care for undocumented immigrants, thereby offsetting a similar General Fund cost. The State will not know how much of these funds it will receive until the Federal FY 1995 Budget is passed.

         2. Reductions of approximately $1.1 billion in health and welfare costs. A 2.3% reduction in Aid to Family with Dependent Children payments (equal to about $56 million for the entire fiscal year) has been suspended by court order.

         3. A General Fund increase of approximately $38 million in support for the University of California and $65 million for California State University. It is anticipated that student fees for both the University of California and the California State University will increase up to 10%.

         4. Proposition 98 funding for K-14 schools is increased by $526 million from 1993-94 levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provides approximately $4,217 per student for K-12 schools, equal to the level in the past three years.

         5. Legislation enacted with the Budget clarifies laws passed in 1992 and 1993 which require counties and other local agencies to transfer funds to local school districts, thereby reducing State aid. Some counties had implemented a method of making such transfers which provided less money for schools if there were redevelopment agency projects. The new legislation bans this method of transfer. If all counties had implemented this method, General Fund aid to K-12 schools would have been $300 million higher in each of the 1994-95 and 1995-96 Fiscal Years.

         6. The 1994-95 Budget Act provides funding for anticipated growth in the State's prison inmate population, including provisions for implementing recent legislation (the so-called "Three Strikes" law) which requires mandatory life prison terms for certain third-time felony offenders.

         7. Additional miscellaneous cuts ($500 million) and fund transfers ($255 million) totalling in the aggregate approximately $755 million.

         The 1994-95 Budget Act contains no tax increases. Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year.

         The 1994-95 Budget assumed that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which have now been issued. Issuance of warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year.

         The State's cash flow management plan for the 1994-95 fiscal year included the issuance of $4.0 billion of revenue anticipation warrants on July 26, 1994, to mature on April 25, 1996, as part of a two-year plan to retire the accumulated State budget deficit.

         Because preparation of cash flow estimates for the 1995-96 Fiscal Year necessarily entails greater risks of variance from assumptions, and because the Governor's two-year budget plan assumes receipt of a large amount of federal aid in the 1995-96 Fiscal Year for immigration-related costs which is uncertain, the Legislature enacted a backup budget adjustment mechanism to mitigate possible deviations from projected revenues, expenditures or internal borrowable resources which might reduce available cash resources during the two-year plan, so as to assure repayment of the warrants.

         Pursuant to Section 12467 of the California Government Code, enacted by Chapter 135, Statutes of 1994 (the "Budget Adjustment Law"), the State Controller was required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 will decrease more than $430 million from the amount projected by the State in its official statement in July, 1994 for the sale of $4,000,000,000 of Revenue Anticipation Warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Budget Adjustment Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July, 1994 cash flow projections and therefore, no budget adjustment procedures will be invoked for the 1994-95 Fiscal Year. As explained earlier, the Law would only be implemented if the State Controller estimated that borrowable resources on June 30, 1995 would be at least $430 million lower than projected.

         The State Controller's report identified a number of factors which have led to the improved cash position of the State. Estimated revenues and transfers for the 1994-95 Fiscal Year other than federal reimbursement for immigration costs were up about $650 million. The largest portion of this was in higher bank and corporation tax receipts, but all major tax sources were above original projections. However, most of the federal immigration aid revenues projected in connection with the 1994-95 Budget Act and in the July, 1994 cash flows will not be received, as indicated above, leaving a net increase in revenues of $322 million.

         On the expenditure side, the State Controller reported that estimated reduced caseload growth in health and welfare programs, reduced school enrollment growth, and an accounting adjustment reducing a transfer from the General Fund to the Special Fund for Economic Uncertainties resulted in overall General Fund expenditure reductions (again before adjusting for federal aid) of $672 million. However, the July, 1994 cash flows projected that General Fund health and welfare and education expenditures would be offset by the anticipated receipt of $407 million in federal aid for illegal immigrant costs. The State Controller now estimates that none of these funds will be received, so the net reduction in General Fund expenditures is $265 million.

         Finally, the State Controller indicated that a review of balances in special funds available for internal borrowing resulted in an estimated reduction of such borrowable resources of $6 million. The combination of these factors results in the estimated improvement of the General Fund's cash position of $581 million. The State Controller's revised cash flow projections for 1994-95 have allocated this improvement to two line items: an increase from $0 to $427 million in the estimated ending cash balance of the General Fund on June 30, 1995, and an increase in unused borrowable resources of $154 million.

         The State Controller's report indicated that there was no anticipated cash impact in the 1994-95 Fiscal Year for recent initiatives on "three strikes" criminal penalties and illegal immigration which were approved by voters on November 8, 1994. At a hearing before a committee of the Legislature on November 15, 1994, both the Legislative Analyst and the Department of Finance concurred in the reasonableness of the State Controller's report. (The Legislative Analyst had issued a preliminary analysis on November 1, 1994 which reached a conclusion very close to that of the State Controller.) The State Controller's report makes no projections about whether the Law may have to be implemented in 1995-96. However, both the State Controller and the Legislative Analyst in the November 15 hearing noted that the July, 1994 cash flows for the 1995-96 Fiscal Year place continued reliance on large amounts of federal assistance for immigration costs, which did not materialize this year, indicating significant budget pressures for next year. The Department of Finance indicated that the budgetary issues identified in the hearing would be addressed in the Governor's Budget proposal for the 1995-96 Fiscal Year, which was released in early January, 1995.

         The 1995-96 Governor's Budget, discussed below, contains a reforecast of revenues and expenditures for the 1994-95 Fiscal Year. The Department of Finance Bulletins for February and March 1995 report that combined General Fund revenues for February, 1995 were about $356 million below forecast, but combined revenues for January and February were only about $82 million (or 0.3 percent) below the 1995-96 Governor's Budget forecast. The largest component of the decrease is attributable to personal income tax receipts, which were about $131 million (or 1.1 percent) below the two months' forecast. This decrease in personal income tax receipts appears to be largely attributable to fourth quarter 1994 activity, probably in the anticipation of tax reform, with some taxpayers shifting income into 1995 to the extent possible. The withholding component comprised $77 million of this shortfall, but the Department of Finance does not yet view this as significant. Additionally, sales and use tax receipts were very close to forecast for the two-month period, while bank and corporation tax receipts were about $42 million (or 1.5 percent) below the two months' forecast. Miscellaneous revenues were about $117 million (or 6.2 percent) above forecast for the two months, but the Department of Finance is not yet able to determine whether this gain is real, or is instead attributable to cash flow factors.

         Initial analysis of the federal Fiscal Year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act. Because of timing considerations in applying for these federal funds, the Department estimates that about $33 million of these funds will be received during the State's 1994-95 Fiscal Year, with the balance received in the following fiscal year. It does not appear that the federal budget contains any of the additional $400 million in funding for refugee assistance and health costs which were also assumed in the 1994-95 Budget Act, but the Department expects the State to continue its efforts to obtain some or all of these federal funds.

         On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimates General Fund revenues and transfers of $42.5 billion (an increase of 0.2 percent over 1994-95). This nominal increase from the 1994-95 Fiscal Year reflects the Governor's realignment proposal and the first year of his tax cut proposal (see principal features of the Proposed Budget below for further discussions). Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3 percent over 1994-95. Expenditures are estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7 percent higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2 percent higher than 1994-95). The Proposed Budget projects that the General Fund will end the fiscal year at June 30, 1996 with a budget surplus in the Special Fund for Economic Uncertainties of about $92 million, or less than 1 percent of General Fund expenditures, and will have repaid all of the accumulated budget deficits.

         The following are the principal features of the Proposed Budget:

         1. The principal feature of the Proposed Budget is a proposed 15 percent cut in personal income and corporate tax rates, which would be phased in at 5 percent per year starting in 1996. Existing personal income tax rates, which are scheduled to drop from 11 percent top rate to 9.3 percent in 1996, would be continued during the time the overall tax cut takes effect. This proposal would reduce General Fund revenues by $225 million in 1995-96, but the revenue reduction would reach $3.6 billion by 1998-99.

         2. The Governor has proposed an expansion of the realignment program between the State and counties, so that counties will take on greater responsibility for welfare and social services, while the State will take on increased funding of trial court costs. The proposal includes transfer of about $1 billion of State revenues, from sales taxes and trial court funding moneys, to counties. The net effect of the shifts, however, is estimated to save the General Fund about $240 million.

         3. The Governor proposes further cuts in health and welfare costs totaling about $1.4 billion. Some of these cuts would require federal legislative approval.

         4. Proposition 98 funding for schools and community colleges will increase by about $1.2 billion, reflecting strong General Fund revenue growth. Per-pupil expenditures are projected to increase by $61 to $4,292. For the first time in several years, a cost-of-living increase (2.2 percent) is added to the enrollment growth factor. The Governor proposes to set aside about $514 million of the Proposition 98 funding increase to repay prior years' loans from the General Fund to schools. As the legality of these loans is currently being challenged in a lawsuit, the Governor proposes to set the amount aside in escrow until the litigation is resolved.

         5. The Proposed Budget includes increases in funding for the University of California ($63 million General Fund) and the California State University system ($3 million

    General Fund). The Governor has proposed a four-year funding "company" for the higher education units which includes both annual increases in State funding and increases in student fees.

         6. The Proposed Budget assumes receipt of $830 million in new federal aid for costs of undocumented and refugee immigrants, above commitments already made by the federal government. This amount is much less than an estimated $2.8 billion which had been included in the Governor's pro-forma two-year plan from last summer.

         The Proposed Budget contains a cash flow projection (based on all the assumptions described above) which shows about $1 billion of unused borrowable resources at June 30, 1996, providing this amount of "cushion" before the budget "trigger" would have to be invoked.

         However, a report issued by the Legislative Analyst in February, 1995 notes that the Proposed Budget is subject to a number of major risks, including receipt of the expected federal immigration aid and other federal actions to allow health and welfare costs, and the outcome of several lawsuits concerning previous budget actions which the State has lost at the trial court level, and which are under appeal. This Analyst's Report also estimates that, despite more favorable revenues, the two-year budget estimates made in July, 1994 are about $2 billion out of balance, principally because federal immigration aid appears likely to be much lower than previously estimated. This shortfall is much smaller than the State has faced in recent years, and has been addressed in the Governor's Budget.

         The Director of Finance is required to include updated cash-flow statements for the 1994-95 and 1995-96 Fiscal Years in the May revision to the 1995-96 Fiscal Year budget proposal. By June 1, 1995, the State Controller must concur with these updated statements or provide a revised estimate of the cash condition of the General Fund for the 1994-95 and the 1995-96 Fiscal Years. For the 1995-96 Fiscal Year, Chapter 135 prohibits any external borrowing as of June 30, 1996, thereby requiring the State to rely solely on internal borrowable resources, expenditure reductions or revenue increases to eliminate any projected cash flow shortfall.

         Commencing on October 15, 1995, the State Controller will, in conjunction with the Legislative Analyst's Office, review the estimated cash condition of the General Fund for the 1995-96 Fiscal Year. The "1996 cash shortfall" shall be the amount necessary to bring the balance of unused borrowable resources on June 30, 1996 to zero. On or before December 1, 1995, legislation must be enacted providing for sufficient

General Fund expenditure reductions, revenue increases, or both, to offset any such 1996 cash shortfall identified by the State Controller. If such legislation is not enacted, within five days thereafter the Director of Finance must reduce all General Fund appropriations for the 1995-96 Fiscal Year, except the Required Appropriations, by the percentage equal to the ratio of said 1996 cash shortfall to total remaining General Fund appropriations for the 1995-96 Fiscal Year, excluding the Required Appropriations.

         On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. Approximately 187 California public entities, substantially all of which are public agencies within the County, invested funds in the Pool. Many of the agencies have various bonds, notes or other forms of indebtedness outstanding, in some instances the proceeds of which were invested in the Pool. Various investment advisors were employed by the County to restructure the Pool. Such restructuring led to the sale of substantially all of the Pool's portfolio, resulting in losses estimated to be approximately $1.7 billion or approximately 22% of amounts deposited by the Pool investors, including the County. It is anticipated that such losses may result in delays or failures of the County as well as investors in the Pool to make scheduled debt service payments. Further, the County expects substantial budget deficits to occur in Fiscal Year 1995 with possibly similar effects upon operations of investors in the Pool.

         Investor access to monies in the Pool subsequent to the filing was pursuant to Court order only and severely limited. On May 2, 1995, the Bankruptcy Court approved a comprehensive settlement agreement (the "CSA") between the County and Pool investors which, among other things, (i) established a formula for distribution of all available cash and securities from the Pool to the Pool investors, including the County, (ii) established formulas for distribution among certain settling Pool investors of several tranches of new County obligations to be payable from, and in some instances secured by, certain designated sources of potential recoveries on Pool related claims, and (iii) designated certain outstanding short term note obligations of the County to be senior to or on a parity with certain of the new County obligations. By order dated May 22, 1995, following distribution of all available cash and securities from the Pool to the Pool investors, including the County, the Bankruptcy Court dismissed the bankruptcy filing of the Pool based upon the Court's finding that the Pool was not eligible for relief under Chapter 9 of the Bankruptcy Code because it is not a municipality and it has not been specifically authorized to file under Chapter 9 as required by the Bankruptcy Code.

         Following its bankruptcy filing, the County has, with Bankruptcy Court approval, made payments of scheduled principal and interest on its outstanding obligations where no alternative source of payment (such as reserve funds on deposit with indenture trustees, letters of credit, municipal bond insurance policies or other alternative payment sources) were available. The County has not replenished such reserve funds or reimbursed the issuers of such letters of credit or municipal bond insurance policies. In addition, the County ceased making set aside deposits for repayment of certain of its short term indebtedness. The Bankruptcy Court subsequently ruled that the rights of the holders of such short term indebtedness to require the set aside deposits from County revenues received following the filing were cut off by operation of the Bankruptcy Code. In addition, the County has failed to satisfy its obligation to accept tenders of its $110,200,000 aggregate principal amount of Taxable Pension Obligation Bonds, Series B used to finance County pension obligations. Interest at a rate set pursuant to the bond documents has been timely paid on such Pension Bonds. The failure to satisfy the contractual obligations discussed above may constitute defaults under the documents governing such securities.

         To June 30, 1995 there has been no default in payment of scheduled interest and principal (excluding the tender payment described above) to holders of County securities, although certain note issues are scheduled to mature at various times thereafter and the Fund is unable to predict whether or to what extent such notes will be timely paid by the County. On June 27, 1995, the Bankruptcy Court approved a Stipulation and an Extension Agreement that, if they both become effective, would offer to holders of certain short term note obligations of the County ("Note Debt") who elect to be treated thereunder: (i) extension of maturity dates to June 30, 1996; (ii) payment of monthly interest at a rate below existing contract rates; (iii) accrual of monthly interest equal to the difference between the amount paid and the contract rate, plus a settlement adjustment of 0.95%; (iv) waiver of post-bankruptcy interest recapture or disallowance; (v) waiver of defenses to repayment of the Note Debt claims based on California limitations on municipal indebtedness; and (vi) allowance of the Note Debt claims, subject to certain reserved rights. The treatment described in the preceding sentence will be available to electing holders of Note Debt provided that holders of at least 50% of the then issued and outstanding aggregate principal amount of all Note Debt obligations elect such treatment. If holders of at least 90% of the outstanding aggregate principal amount of all Note Debt obligations elect such treatment, all of the Note Debt obligations will be so treated. The Fund is unable to predict whether and to what extent holders of Note Debt will elect to be treated under the Extension Agreement.

         On June 27, 1995, the voters of Orange County rejected, by a substantial majority of those voting, an increase of 0.50% in the sales tax imposed throughout the County. Prior to the election, spokespersons for the County had indicated that passage of the sales tax increase was an important factor in the County's ability to restructure its finances in a manner that would permit eventual payment in full of all County securities. The Fund is unable to predict the effect of the defeat of the sales tax increase on the ability of the County to restructure its obligations and otherwise manage its affairs.

         Both Standard & Poor's and Moody's Investors Service have suspended or downgraded ratings on various debt securities of the County and certain of the investors in the Pool and, following the defeat of the proposition submitted to the voters on June 27, announced their intention to downgrade the County's debt to default status, regardless of whether the Stipulation and Extension Agreement receives approval by holders of the Note Debt. Such suspensions or downgradings could affect both price and liquidity of such securities. The Fund is unable to predict (i) the occurrence of covenant and/or payment defaults with respect to obligations of the County and/or investors in the Pool or (ii) the financial impact of any such defaults or credit rating suspensions or downgradings upon the value of such securities.

         The California Tax-Exempt Money Market Fund currently holds an Orange County Note, with a par value of $4,500,000 that matures on August 11, 1995. The Orange County Note is supported by a Letter of Credit issued by PNC, Bank ("PNC"). BankAmerica Corporation has agreed to reimburse PNc for any payments PNC may make under the Letter of Credit. The Letter of Credit expires after August 11, 1995.

         CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in the adverse effects described below. The following information constitutes only a brief summary, does not purport to be a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California, available as of the date of the Tax-Exempt Money Fund's and California Tax-Exempt Money Market Fund's Prospectus and this Statement of Additional Information. While the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

         Certain California Municipal Securities in the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities, is unclear.

         In 1988, California enacted legislation providing for a water's-edge combined reporting method if an election fee was paid and other conditions met. On October 6, 1993, California Governor Pete Wilson signed Senate Bill 671 (Alquist) which modifies the unitary tax law by deleting the requirements that a taxpayer electing to determine its income on a water's-edge basis pay a fee and file a domestic disclosure spreadsheet and instead requiring an annual information return. Significantly, the Franchise Tax Board can no longer disregard a taxpayer's election. The Franchise Tax Board is reported to have estimated state revenue losses from the Legislation as growing from $27 million in 1993-94 to $616 million in 1999-2000, but others, including Assembly Speaker Willie Brown, disagree with that estimate and assert that more revenue will be generated for California, rather than less, because of an anticipated increase in economic activity and additional revenue generated by the incentives in the Legislation.

         Certain California Municipal Securities in the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, California voters approved Proposition 8 and on June 3, 1986, the California voters approved Proposition 46, both of which amended Article XIIIA.

         Section 1 of Article XIIIA limits the maximum ad valorem tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the counties and apportioned according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on (i) any indebtedness approved by the voters prior to July 1, 1978, or (ii) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978, by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors. The California State Board of Equalization has adopted regulations, binding on county assessors, interpreting the meaning of "change in ownership" and "new construction" for purposes of determining full cash value of property under
Article XIIIA.

         Legislation enacted by the California Legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposes). The legislation further provided that, for the 1978/79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain previous years. The apportionment of property taxes for fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief. Chapter 282 does not affect the derivation of the base levy ($4.00 per $100 assessed valuation) and the bonded debt tax rate.

         On November 6, 1979, an initiative known as "Proposition 4" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities.
Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

         At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount as it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 4%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article XIIIB to be annually increased for any such allocation made in the prior year.

         Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, state monies to support school districts and community college districts shall equal or exceed the lesser of (i) an amount equalling the percentage of state general revenue bonds for school and community college districts in fiscal year 1986-87, or (ii) an amount equal to the prior year's state general fund proceeds of taxes appropriated under Article XIIIB plus allocated proceeds of local taxes, after adjustment under Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

         On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1, on the June 5, 1990 ballot as Proposition 111, was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculates spending limits for the State and for local governments, allows greater annual increases in the limits, allows the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduces the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removes the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limits the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempts increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempts from the State appropriations limit funding for capital outlays.

         Article XIIIB, like Article XIIIA, may require further interpretation by both the Legislature and the courts to determine its applicability to specific situations involving the State and local taxing authorities. Depending upon the interpretation, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

         On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

         In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is not possible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62.

         On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989. It is not possible to predict whether the California Legislature will enact such a prohibition nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

         Certain California Municipal Securities held by the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Municipal Securities.

         The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

         Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

         California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

         These California Municipal Securities may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured California Municipal Securities, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

         Certain California Municipal Securities in the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgement may be ordered against the debtor.

         Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

         In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

         Certain California Municipal Securities in the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

         Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

INVESTMENT LIMITATIONS

         The Prospectuses for each Fund sets forth certain fundamental policies that may not be changed with respect to such Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares (as defined below under "Miscellaneous"). Similarly, the following enumerated additional fundamental policies may not be changed with respect to a Fund without such a vote of shareholders.

THE PRIME FUND MAY NOT:

         1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to

25% of the Fund's total assets may be invested without regard to this limitation).

In accordance with current regulations of the Securities and Exchange Commission, the Prime Fund presently intends to limit its investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period that does not exceed three business days. This intention is not, however, a fundamental policy of the Fund.

THE PRIME FUND, TREASURY FUND AND CALIFORNIA TAX-EXEMPT MONEY MARKET FUND MAY
NOT:

         1. Purchase or sell real estate (however, a Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies investing in real estate or interests therein and the California Tax-Exempt Money Market Fund may purchase Municipal Securities secured by real estate or interests therein).

         2. Underwrite the securities of other issuers.

         3. Purchase securities of companies for the purpose of exercising control.

         4. Purchase securities on margin, make short sales of securities or maintain a short position.

         5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets.

         6. Make loans except that (i) a Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies, and (ii) the Prime Fund may lend portfolio securities.

NEITHER THE GOVERNMENT FUND NOR THE TREASURY ONLY FUND MAY:

         1. Purchase any security or evidence of interest therein on margin, except that a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities.

         2. Underwrite securities issued by other persons, except that all of the assets of a Fund may be invested in a corresponding investment company with the same investment objective and policies and except insofar as a Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security.

         3. Make loans to other persons except (a) through the lending of securities held by a Fund, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this investment restriction the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

         4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by such Fund).

         5. Issue any senior security (as that term is defined in the Investment Company Act of 1940) if such issuance is specifically prohibited by the Investment Company Act of 1940 or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction No. 2 as stated in the Funds' Prospectus regarding borrowing.

         6. Concentrate its investments in any particular industry (excluding obligations of the U.S. Government, obligations of domestic banks, and repurchase agreements), but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry; provided, that nothing in this investment restriction shall affect the Fund's ability to invest a portion or all of its assets in a corresponding investment company with the same investment objective and policies.

THE TAX-EXEMPT MONEY FUND MAY NOT:

         1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. Securities issued or guaranteed by the United States Government or its agencies or instrumentalities are not subject to this investment limitation.

For purposes of this limitation and the Fund's policy on concentration of investments set forth in the Prospectus, a governmental agency, authority, instrumentality or other political subdivision is deemed to be an issuer, separate from the government creating such subdivision, if the security issued by such subdivision is backed only by the assets and revenues of the subdivision, and a guarantee of a security is not deemed to be a security issued by the guarantor, provided that no more than 10% of the value of the Fund's total assets is invested in securities issued or guaranteed by such guarantor.

         2. Underwrite any issue of securities, except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         3. Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which invest in real estate or interests therein.

         4. Purchase securities on margin, make short sales of securities or maintain a short position.

         5. Write or sell puts, calls, straddles, spreads or combinations thereof.

         6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs.

         7. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

         8. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, and may enter into repurchase agreements with respect to securities.

         9. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in Municipal Securities or obligations issued or guaranteed by the Federal Government and its agencies and instrumentalities; (b) although there is no limitation with respect to investments in certificates of deposit and bankers' acceptances issued by domestic branches of United States banks, no more than 10% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and no more than 25% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and foreign branches of domestic banks; (c) each utility service (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (d) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND MAY NOT:

         1. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         2. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities).

         3. Purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

         4. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Fund may acquire stand-by commitments with respect to its Municipal Securities.

         5. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

                             *         *         *

         If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

         For purposes of Investment Limitation Paragraph 1 relating to the Prime Fund in such Fund's Prospectus, Investment Limitation Paragraph 6 relating to the Government Fund and Treasury Only Fund in this Statement of Additional Information, Investment Limitation Paragraph 9 relating to the Tax-Exempt Money Fund in this Statement of Additional Information and Investment Limitation Paragraph 5 relating to the California Tax-Exempt Money Market Fund only in this Statement of Additional Information, these Funds treat, in accordance with the current views of the staff of the Securities and Exchange Commission and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

         For purposes of Investment Limitation Paragraph 6 of this Statement of Additional Information with respect to the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund, Investment Limitation Paragraph 3 of this Statement of Additional Information with respect to the Government Fund and Treasury Only Fund and Investment Limitation Paragraph 8 of this Statement of Additional Information with respect to the Tax-Exempt Money Fund, the Funds may hold debt instruments whether such instruments are part of a public offering or privately negotiated.

         In order to permit the sale of shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above. To permit the sale of the shares of the Funds in Texas, the Company has agreed to the following additional restrictions:

         1.  The Funds will not invest in oil, gas or mineral leases.

         2. The Funds will not invest more than 5% of their net assets in warrants (valued at the lower of cost or market), of which not more than 2% may be warrants which are not listed on the New York or American Stock Exchanges.

         3. The Funds will not invest in real estate limited partnerships.

         4. Any Horizon Shares of the Funds offered for sale to Texas residents will generally be issued for cash only. Transactions involving the issuance of Horizon Shares of such Funds for securities or assets other than cash will meet the requirements of Section 123.2(4) of the Texas Blue Sky Regulations.

         Should a Fund determine that these commitments or any other commitments are no longer in the best interests of the Fund, it will revoke such commitments by terminating sales of its shares in the state involved.

                       PURCHASE AND REDEMPTION OF SHARES

IN GENERAL

         The Company or its transfer agent may require any information reasonably necessary to evidence that a redemption has been duly authorized. Under the Investment Company Act of 1940 any of the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on such Exchange is restricted, during which an emergency exists (as determined by the Securities and Exchange Commission by rule or regulation) as a result of which disposal or valuation of portfolio securities is not reasonably practicable or for such other periods as the Securities and Exchange Commission may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

         In addition a Fund may redeem shares involuntarily in certain instances if such redemption is appropriate to carry out the Company's responsibilities under the Investment Company Act of 1940. If the Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in readily-marketable securities or other property. In such an event a shareholder would incur transaction costs in selling the securities or other property. See "Net Asset Value" below for an example of when such form of payment might be appropriate. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the Company's net asset value at the beginning of such period.

         Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one Fund must maintain a separate Master Account for each Fund. Institutions may arrange with the Funds' transfer agent for certain sub-accounting services (such as purchase, redemption and dividend record keeping).

NATIONAL BANKING REGULATIONS

         The Comptroller of the Currency has ruled that a national bank may invest in shares of an investment company to the extent that the portfolio of such company consists of investments in which the bank might invest directly. As a national bank could invest directly without limitation in general obligations of the U.S. Treasury and the portfolios of the Treasury Fund and Treasury Only Fund are limited to such investments, national banks may acquire shares of the Treasury Fund and Treasury Only Fund without limitation.

         In addition, the regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. In the opinion of the Company's counsel, the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account. Prospective investors should consult their advisers regarding the law applicable to their purchase of shares.

NET ASSET VALUE

         IN GENERAL. Each Fund's net asset value per share is calculated by dividing the total value of the assets belonging to the Fund, less the value of any liabilities applicable to the Fund, by the total number of outstanding shares of that Fund. Each Fund's net asset value is calculated separately from each other Fund's net asset value. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares representing interests in the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular Fund. Each Fund is charged with the direct expenses of that Fund and with a share of the general expenses of the Company. The determinations by the Board of Directors as to direct and allocable expenses and the allocable portion of general assets with respect to the various portfolios are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund except for the payments to Service Organizations that are borne solely by Horizon Service Shares and certain payments that are borne solely by Pacific Horizon Shares as described in the Prospectuses for such Shares.

         A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which both the Funds' custodian and the New York Stock Exchange are open for trading, except a "business day" does not include Martin Luther King, Jr. Day, Columbus Day or Veteran's Day. In 1996 the holidays on which the New York Stock Exchange is closed are: New Year's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas.

         AMORTIZED COST METHOD. The Funds use the amortized cost method of valuation in computing the net asset value of their shares for purposes of sales and redemptions. Under this method a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount such Fund would receive if it sold its portfolio securities. The market value of the securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its amortized cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its amortized cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

         In connection with their use of amortized cost valuation, the Funds limit the dollar-weighted average maturity of their portfolios to not more than 90 days and do not purchase any instrument with a remaining maturity of greater than 397 calendar days. The Company's Board of Directors has also established, pursuant to rules promulgated by the Securities and Exchange Commission, procedures that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening a Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding shares without monetary consideration or determining net asset value per share by using available market quotations. If a Fund reduces the number of its outstanding shares without monetary consideration it will mail written notice to shareholders at least three business days before the redemption and in the notice will state the reason for the redemption and the fact that the redemption may result in a capital loss to shareholders.

         The Funds' administrator, Concord Holding Corporation (the "Administrator"), may use a pricing service to value certain portfolio securities where the prices provided are believed by the Administrator pursuant to guidelines adopted by the Board of Directors to reflect the fair value of such securities. In valuing a Fund's securities, the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Company's Board of Directors. Additionally, in determining market-based net asset value per share all portfolio securities for which market quotations (or appropriate substitutes that reflect current market conditions) are not readily available shall be valued at their fair value as determined by the valuation committee in accordance with procedures established by the Board of Directors.

                             MANAGEMENT OF THE FUNDS

Directors and Officers

         The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:

                                                       Position with
Name and Address                     Age               Company                          Principal Occupations
----------------                     ---               -------------                    ---------------------
Thomas M. Collins                    61                Director                         Of counsel, law firm of
McDermott & Trayner                                                                     McDermott & Trayner;
225 S. Lake Avenue                                                                      Partner of the law firm
Suite 410                                                                               of Musick, Peeler &
Pasadena, CA 91101-3005                                                                 Garrett (until April,
                                                                                        1993); Trustee, Master

                                                       Position with
Name and Address                     Age               Company                          Principal Occupations
----------------                     ---               -------------                    ---------------------
                                                                                        Investment Trust Series I
                                                                                        and Master Investment
                                                                                        Trust, Series II
                                                                                        (registered investment
                                                                                        companies) (since 1993);
                                                                                        former Director, Bunker
                                                                                        Hill Income Securities,
                                                                                        Inc. (registered
                                                                                        investment company)
                                                                                        through 1991.

Douglas B. Fletcher                  70                Vice Chairman                    Chairman of the Board
Fletcher Capital                                       of the Board                     and Chief Executive
Advisors Incorporated                                                                   Officer, Fletcher
4 Upper Newport Plaza                                                                   Capital Advisors,
Suite 100                                                                               Incorporated, (registered
Newport Beach, CA 92660-2629                                                            investment adviser) 1991
                                                                                        to date; Partner, 1991
                                                                                        Newport Partners (private
                                                                                        venture capital firm),
                                                                                        1981 to date; Chairman of
                                                                                        the Board and Chief
                                                                                        Executive Officer, First
                                                                                        Pacific Advisors, Inc.
                                                                                        (registered investment
                                                                                        adviser) and seven
                                                                                        investment companies
                                                                                        under its management,
                                                                                        prior to 1983; former
                                                                                        Allied Member, New York
                                                                                        Stock Exchange; Chairman
                                                                                        of the Board of FPA
                                                                                        Paramount Fund, Inc.
                                                                                        through 1984; Director,
                                                                                        TIS Mortgage Investment
                                                                                        Company (real estate
                                                                                        investment trust);
                                                                                        Trustee and former Vice
                                                                                        Chairman of the Board,
                                                                                        Claremont McKenna
                                                                                        College; Chartered
                                                                                        Financial Analyst.

Robert E. Greeley                    62                Director                         Chairman, Page Mill
Page Mill Asset                                                                         Asset Management (a
  Management                                                                            private investment
433 California Street                                                                   company) since 1991;
Suite 900                                                                               Manager, Corporate
San Francisco, CA 94104                                                                 Investments, Hewlett
                                                                                        Packard Company from
                                                                                        1979 to 1991; Trustee,
                                                                                        Master Investment Trust,
                                                                                        Series I and Master

                                                       Position with
Name and Address                     Age               Company                          Principal Occupations
----------------                     ---               -------------                    ---------------------
                                                                                        Investment Trust, Series
                                                                                        II (since 1993);
                                                                                        Director, Morgan Grenfell
                                                                                        Small Cap Fund (since
                                                                                        1986); former Director,
                                                                                        Bunker Hill Income
                                                                                        Securities, Inc. (since
                                                                                        1989) (registered
                                                                                        investment companies);
                                                                                        former Trustee,
                                                                                        SunAmerica Fund Group
                                                                                        (previously Equitec
                                                                                        Siebel Fund Group) from
                                                                                        1984 to 1992.

Kermit O. Hanson                     79                Director                         Vice Chairman of the
17760 14th Ave., N.W.                                                                   Advisory Board, 1988 to
Seattle, WA 98177                                                                       date, Executive
                                                                                        Director, 1977 to 1988,
                                                                                        Pacific Rim Bankers
                                                                                        Program (a non-profit
                                                                                        educational institution);
                                                                                        Dean Emeritus, 1981 to
                                                                                        date, Dean, 1964-81,
                                                                                        Graduate School of
                                                                                        Business Administration,
                                                                                        University of Washington;
                                                                                        Director, Washington
                                                                                        Federal Savings & Loan
                                                                                        Association; Trustee,
                                                                                        Seafirst Retirement Funds
                                                                                        (since 1993) (registered
                                                                                        investment company).

Cornelius J. Pings*                  66                Chairman of                      President, Association
Association of American                                the Board and                    of American
    Universities                                       President                        Universities, February
One DuPont Circle                                                                       1993 to date; Provost,
Suite 730                                                                               1982 to January
Washington, DC 20036                                                                    1993, Senior Vice
                                                                                        President for Academic
                                                                                        Affairs, 1981 to January
                                                                                        1993, University of
                                                                                        Southern California;
                                                                                        Trustee, Master
                                                                                        Investment Trust, Series
                                                                                        I and Master Investment
                                                                                        Trust, Series II (since
                                                                                        1995).

                                                       Position with
Name and Address                     Age               Company                          Principal Occupations
----------------                     ---               -------------                    ---------------------
Kenneth L. Trefftzs                  83                Director                         Private Investor;
11131 Briarcliff Drive                                                                  formerly Distinguished
San Diego, CA 92131-1329                                                                Emeritus Professor
                                                                                        of Finance and Chairman
                                                                                        of the Department of
                                                                                        Finance and Business
                                                                                        Economics of the Graduate
                                                                                        School of Business of the
                                                                                        University of Southern
                                                                                        California; former
                                                                                        Director, Metro Goldwyn
                                                                                        Mayer, Inc.; Director,
                                                                                        Fremont General
                                                                                        Corporation (insurance
                                                                                        and financial services
                                                                                        holding company);
                                                                                        Director, Source Capital,
                                                                                        Inc. (closed-end
                                                                                        investment company);
                                                                                        Director of three
                                                                                        open-end investment
                                                                                        companies managed by
                                                                                        First Pacific Advisors,
                                                                                        Inc.; formerly Chairman
                                                                                        of the Board of Directors
                                                                                        (or Trustees) of nineteen
                                                                                        investment companies
                                                                                        managed by American
                                                                                        Capital Asset Management,
                                                                                        Inc.

Richard E. Stierwalt                                   Executive                        Chairman of the Board
125 W. 55th Street                   40                Vice President                   and Chief Executive
New York, NY 10019                                                                      Officer, July 1993 to
                                                                                        date, prior thereto
                                                                                        Senior Director, Managing
                                                                                        Director and Chief
                                                                                        Executive Officer of the
                                                                                        Administrator and
                                                                                        Distributor, February
                                                                                        1987 to July 1993;
                                                                                        President, Master
                                                                                        Investment Trust, Series
                                                                                        I, Master Investment
                                                                                        Trust, Series II and
                                                                                        Seafirst Retirement Funds
                                                                                        (since 1993); First Vice
                                                                                        President, Trust
                                                                                        Operation Administration,
                                                                                        Security Pacific National
                                                                                        Bank, 1983-1987.

                                                       Position with
Name and Address                     Age               Company                          Principal Occupations
----------------                     ---               -------------                    ---------------------
William B. Blundin                   57                Executive Vice                   Vice Chairman, July 1993
125 W. 55th Street                                     President                        to date, prior thereto
New York, NY  10019                                                                     Director and President
                                                                                        of the Administrator and
                                                                                        Distributor, February
                                                                                        1987 to July 1993;
                                                                                        Executive Vice
                                                                                        President, Master
                                                                                        Investment Trust, Series
                                                                                        II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1993); Senior Vice
                                                                                        President, Shearson
                                                                                        Lehman Brothers, 1978-
                                                                                        1987.

Irimga McKay                         35                Vice                             Senior Vice President,
7863 Girard Avenue                                     President                        July 1993 to date, prior
Suite 306                                                                               thereto First Vice
La Jolla, CA 92037                                                                      President of the
                                                                                        Administrator and
                                                                                        Distributor, November
                                                                                        1988 to July 1993; Vice
                                                                                        President, Master
                                                                                        Investment Trust, Series
                                                                                        II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1993); Regional Vice
                                                                                        President, Continental
                                                                                        Equities, June 1987 to
                                                                                        November 1988; Assistant
                                                                                        Wholesaler, VMS Realty
                                                                                        Partners (a real estate
                                                                                        limited partnership), May
                                                                                        1986 to June 1987.

W. Eugene Spurbeck                   39                Assistant Vice                   Manager of Client
BISYS Fund Services                                    President                        Services of the
515 Figueroa Street                                                                     Administrator (1993 to
Suite 335                                                                               date); Assistant Vice
Los Angeles, CA 92307                                                                   President, Master
                                                                                        Investment Trust, Series
                                                                                        II; Vice President,
                                                                                        Seafirst Retirement Funds
                                                                                        (since 1995); Vice
                                                                                        President of Retail
                                                                                        Lending Operations Banc
                                                                                        One (1989 to 1993).

                                                       Position with
Name and Address                     Age               Company                          Principal Occupations
----------------                     ---               -------------                    ---------------------
Martin R. Dean                       31                Treasurer                        Manager of Fund
3435 Stelzer Road                                                                       Accounting of BISYS
Columbus, OH  43219                                                                     Fund Services, May 1994
                                                                                        to Present; Treasurer,
                                                                                        Master Investment Trust,
                                                                                        Series II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1995); Senior Manager at
                                                                                        KPMG Peat Marwick
                                                                                        previously 1990-1994.

W. Bruce McConnel, III               52                Secretary                        Partner of the law firm
1345 Chestnut Street                                                                    of Drinker Biddle &
Philadelphia National Bank                                                              Reath.  Secretary,
Building, Suite 1100                                                                    Master Investment Trust,
Philadelphia, PA 19107                                                                  Series I, Master
                                                                                        Investment Trust, Series
                                                                                        II and Seafirst
                                                                                        Retirement Funds

George O. Martinez                   35                Assistant                        Senior Vice President
3435 Stelzer Road                                      Secretary                        and Director of Legal
Columbus, OH 43219                                                                      and Compliance Services,
                                                                                        of the Administrator.
                                                                                        since April 1995;
                                                                                        Assistant Secretary,
                                                                                        Master Investment Trust,
                                                                                        Series II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1995); prior thereto,
                                                                                        Vice President and
                                                                                        Associate General
                                                                                        Counsel, Alliance Capital
                                                                                        Management, L.P.

--------------
*    Mr. Pings is an "interested director" of the Company as defined in the 1940
     Act.

         The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Trefftzs. The Board does not have an Executive Committee.

         Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in consideration of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in severance until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Funds, and each other Fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

         For the fiscal year ended February 28, 1995, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $334,168; of this amount, the following amounts of directors' compensation were allocated to the following Funds: Treasury Fund - $22,408; Prime Fund - $23,318; Government Fund - $23,093; Treasury Only Fund - $22,179; Tax-Exempt Money Fund - $21,538; and California Tax-Exempt Money Market Fund - $23,388. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

         Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director provided as Chairman of the Board.

         Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

         In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

         In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

         The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

         The following chart provides certain information about the director/trustee fees of the Company as of February 28, 1995.

==============================================================================================================================
                                                                                                                     TOTAL
                                                                                                                  COMPENSATION
                                                                 PENSION OR                                           FROM
                                                                 RETIREMENT               ESTIMATED                REGISTRANT
                                         AGGREGATE                BENEFITS                  ANNUAL                  AND FUND
                                       COMPENSATION              ACCRUED AS                BENEFITS                 COMPLEX(*)
        NAME OF PERSON/                  FROM THE               PART OF FUND                 UPON                   PAID TO
            POSITION                      COMPANY                 EXPENSES                RETIREMENT               DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Thomas M. Collins                        $100,000                    $0                       $0                    $110,000
President and
Chairman of the
Board(+)
----------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
                                                                                                                     TOTAL
                                                                                                                  COMPENSATION
                                                                 PENSION OR                                           FROM
                                                                 RETIREMENT               ESTIMATED                REGISTRANT
                                         AGGREGATE                BENEFITS                  ANNUAL                  AND FUND
                                       COMPENSATION              ACCRUED AS                BENEFITS                 COMPLEX(*)
        NAME OF PERSON/                  FROM THE               PART OF FUND                 UPON                   PAID TO
            POSITION                      COMPANY                 EXPENSES                RETIREMENT               DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Douglas B. Fletcher                       $57,500                    $0                       $0                     $57,500
Vice Chairman of
the Board
----------------------------------------------------------------------------------------------------------------------------
Robert E. Greeley(**)                     $57,500                    $0                       $0                     $65,781
Director
----------------------------------------------------------------------------------------------------------------------------
Kermit O. Hanson                          $57,500                    $0                       $0                     $63,500
Director
----------------------------------------------------------------------------------------------------------------------------
Cornelius J. Pings                        $57,500                    $0                       $0                     $57,500
Director
----------------------------------------------------------------------------------------------------------------------------
Kenneth L. Trefftzs                       $57,500                    $0                       $0                     $57,500
Director
============================================================================================================================

--------------
(*) The "Fund Complex" consists of the Company, Seafirst Retirement Funds, Master Investment Trust, Series I and Master Investment Trust, Series II.
(**) Mr. Greeley became a director of the Company on April 25, 1994.
(+) Mr. Collins was President and Chairman of the Board of the Company until August 31, 1995.

INVESTMENT ADVISER

         Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to each of the Funds, other than the Government and Treasury Only Funds, since the commencement of their operations. In the investment advisory agreement, Bank of America has agreed to provide investment advisory services as described in the Prospectuses. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Company. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries or other affiliates of Bank of America or its parent corporation. For the services provided and expenses assumed pursuant to the investment advisory agreement, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the following annual rates, with respect to the Funds: .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's net assets, plus .08% of each Fund's net assets over

$5 billion. From time to time, Bank of America may waive fees or reimburse the Company for expenses voluntarily or as required by certain state securities laws.

         For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, Bank of America (and Securities Pacific prior to April 22,
1992) were paid in the aggregate, pursuant to the investment advisory agreements applicable to them, advisory fees (net of waivers) of $8,106,253, $11,293,545, and $2,330,203, respectively, by the Prime Fund, $2,841,285, $2,717,321, and
$2,140,125, respectively, by the Treasury Fund and $466,339, $472,766, and $501,956, respectively, by the Tax-Exempt Money Fund. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, Bank of America (and Security Pacific prior to April 22, 1992) were paid in the aggregate, pursuant to the investment advisory agreements applicable to them, advisory fees (net of waivers and expense reimbursements) of $22,306, $269,869, and $301,964, respectively, by the California Tax-Exempt Money Market Fund. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, Bank of America (and Security Pacific prior to April 22, 1992) did not effect any fee waivers or expense reimbursements with respect to the Treasury Fund but did reimburse expenses or waive fees to the Prime Fund, in the aggregate, in the amount of $0, $367,233, and $920,627, and the Tax-Exempt Money Fund, in the amount of $3,692, $23,524, and $11,611, respectively. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, Bank of America (and Security Pacific prior to April 22, 1992) in the aggregate, waived fees and reimbursed expenses with respect to the California Tax-Exempt Money Market Fund in the amount of $82,350, $22,998, and $0, respectively.

         For the fiscal year ended February 28, 1994, the Government Fund and Treasury Only Fund paid Bank of America investment advisory fees (net of fee waivers) of $877,515 and $68,888, respectively. For that same period Bank of America waived fees and reimbursed the Government Fund and Treasury Only Fund in the amounts of $6,537 and $127,607, respectively. For the fiscal year ended February 28, 1995, the Government Fund and Treasury Only Fund paid Bank of America investment advisory fees (net of fee waivers or expense reimbursements) of $321,634 and $293,305, respectively. For that same period, Bank of America waived fees of $8,313 for the Treasury Only Fund and waived fees of $313,740 and reimbursed expenses to the Government Fund in the amount of $14,000. For the fiscal year ended March 31, 1992 and the period April 1, 1992 through February 28, 1993, the Predecessor Treasury Only Funds bore investment advisory fees pursuant to the investment advisory agreement then in effect of $70,579 and $61,676, respectively, and the Predecessor Government Funds bore investment advisory fees of $361,035 and $308,729, respectively. All of these fees were paid to Seattle Capital Management Company (the "Former Adviser"), which is a wholly-owned, indirect subsidiary of BankAmerica Corporation. For the periods and fiscal year referenced above, the Former Adviser waived additional investment advisory fees of $194,089 and $169,608, respectively, with respect to the Predecessor Treasury Only Funds, and $227,281 and $154,364, respectively, with respect to the Predecessor Government Funds.

         The Company's investment advisory agreement for the Funds provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

         The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

         Bank of America believes that if the question were properly presented, a court should hold that Bank of America may perform the services for the Company contemplated by the investment advisory agreement, the Prospectuses, and this

Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a bank may perform services comparable to those performed by Bank of America and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Company or from continuing to purchase Company shares for the accounts of its customers.

         For a discussion of the Glass-Steagall Act in connection with the Company's Shareholder Services Plan, see "Shareholder Services Plan" in the Prospectuses for Horizon Service Shares.

         On the other hand, as described herein, the Funds are currently distributed by the Distributor, and the Administrator, its parent, provides the Company with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling or distributing shares of an investment company were relaxed, the Company expects that Bank of America would consider the possibility of offering to perform some or all of the services now provided by the Administrator or the Distributor. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors.

ADMINISTRATOR

         Concord Holding Corporation (the "Administrator"), with principal offices at 125 West 55th Street, New York, New York 10019 and 3435 Stelzer Road, Columbus, Ohio 43219, is a wholly-owned subsidiary of The BISYS Group, Inc. The Administrator also serves as administrator to several other investment companies.

         The Administrator provides administrative services for the Funds as described in their Prospectuses pursuant to a Basic Administrative Services Agreement. The agreement will continue in effect with respect to each Fund until October 31, 1996 and thereafter will be extended with respect to each Fund for successive periods of one year, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. The agreement is terminable at any time without penalty by the Company's Board of Directors or by a vote of a majority of a Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

         For its services under the Basic Administrative Services Agreement, the Administrator is entitled to receive an administration fee, accrued daily and payable monthly, at the following annual rates: .10% of the first $7 billion of each Fund's net assets, plus .09% of the next $3 billion of each Fund's net assets, plus .08% of each Fund's net assets over $10 billion. From time to time, the Administrator may waive fees or reimburse the Company for expenses, either voluntarily or as required by certain state securities laws.

         For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995 the Administrator was paid, pursuant to the administration agreement then in effect, administration fees (net of waivers) of $8,835,608, $12,158,419, and $2,366,035, respectively, by the Prime Fund, $2,845,014,
$2,717,606, and $2,140,125, respectively, by the Treasury Fund and $466,339, $472,766, and $501,956, respectively, by the Tax-Exempt Money Fund. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, the Administrator was paid, pursuant to the administration agreement then in effect, administrative fees (net of waivers) of $104,656, $269,869, and $301,618, respectively, by the California Tax-Exempt Money Market Fund. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, the Administrator did not effect any fee waivers or expense reimbursements with respect to the Treasury Fund but did reimburse the Prime Fund and Tax-Exempt Money Fund for expenses or waive fees in the amount of $0, $381,513 and $949,233 and $3,692, $23,524, and $11,611, respectively. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995 aggregate fee waivers and expense reimbursements by the Administrator with respect to the California Tax-Exempt Money Market Fund were $0, $22,998, and $0, respectively.

         For the fiscal year ended February 28, 1994, the Government Fund and Treasury Only Fund paid the Administrator (net of fee waivers), $877,515 and $68,888, respectively. For this same period the Administrator waived fees due from the Government Fund and Treasury Only Fund in the amounts of $6,537 and $127,607, respectively and reimbursed the Funds $0 and $0, respectively. For the fiscal year ended February 28, 1995, the Government Fund and Treasury Only Fund paid the Administrator (net of fee waivers), $463,641 and $293,305, respectively. For this same period the Administrator waived fees due from the Government Fund and Treasury Only Fund in the amounts of $185,733 and $8,313, respectively and reimbursed the Funds $0 and $0, respectively. For the fiscal year ended March 31, 1992 and the fiscal period April 1, 1992 through February 28, 1993, pursuant to the administration agreement then in effect, Signature Broker-Dealer Services, Inc., the former administrator of the Predecessor Government and Treasury Only Funds (the "Former Administrator"), accrued direct and indirect administrative fees of $252,708 and $187,981, respectively, with respect to the Predecessor Government Fund of First Cash Funds of America and $126,430 and $117,319, respectively, with respect to the Predecessor Treasury Only Fund of First Cash Funds of America.

         If total expenses borne by any Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company may deduct from the payments to be made with respect to such Fund to Bank of America and the Administrator, respectively, or Bank of America and the Administrator each will bear, the amount of such excess to the extent required by such regulations. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company limits aggregate annual expenses with respect to a Fund, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Administrator and Bank of America may assume certain expenses and/or not receive payment of fees of one or more of the Company's Funds, while retaining the ability to be reimbursed by such Funds for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

         The Administrator will bear all expenses in connection with the performance of its services under the Basic Administrative Services Agreement for the Funds with the exception of fees charged by The Bank of New York for certain fund accounting services which are borne by the Funds. See "Custodian and Transfer Agent" below. Expenses borne by the Company include taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, Securities and Exchange Commission fees and state securities qualification fees, advisory fees, administrative fees, fees payable to Shareholder Organizations, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes, cost of shareholders' reports and corporate meetings and any extraordinary expenses.

         The Basic Administrative Services Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of the Administrator's duties or from the reckless disregard by the Administrator of its obligations and duties thereunder.

         Bank of America has received an option entitling it to purchase approximately 4% of the Administrator's authorized common stock on or before December 31, 1998.

DISTRIBUTOR

         The Distributor acts as the exclusive distributor of the shares of each of the Funds pursuant to a distribution agreement with the Company. Shares are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. No compensation is payable by the Funds to the Distributor for its distribution services. The distribution agreement shall continue in effect with respect to each Fund until October 31, 1996. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of such Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. This Agreement will automatically and immediately terminate in the event of its "assignment."

         For the period June 4, 1990 (commencement of operations) through March 31, 1991 (fiscal year end), the fiscal year ended March 31, 1992 and the period April 1, 1992 through February 28, 1993, Signature Broker-Dealer Services, Inc., which also served as the former distributor of the Predecessor Government and Treasury Only Funds' shares, was paid $2,814, $17,167 and $6,166, respectively by the Predecessor Government Fund of First Cash Funds of America and $5,148, $5,746 and $2,680, respectively by the Predecessor Treasury Only Fund of First Cash Funds of America as reimbursement for expenses related to the distribution of such Predecessor Funds' shares. No such fees will be charged to the Government Fund or the Treasury Only Fund or to any other Fund.

CUSTODIAN AND TRANSFER AGENT

         The Company has appointed The Bank of New York, 90 Washington Street, New York, New York 10286, as custodian and Concord Financial Services, Inc., a wholly-owned subsidiary of Concord Holding Corporation, located at First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, as transfer and dividend disbursing agent for the Prime, Treasury, Government, Treasury Only and Tax-Exempt Money Funds' Horizon Shares. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as transfer and dividend disbursing agent for the Funds' Horizon Service Shares. The Bank of New York also provides the Company with certain accounting services pursuant to a fund accounting services agreement with the Administrator. Under the fund accounting services agreement, The Bank of New York has agreed to provide certain accounting, bookkeeping, pricing, and dividend and distribution calculation services with respect to the Company. The monthly fees charged by the bank under the fund accounting agreement are borne by the Funds. The Company and The Bank of New York have appointed Bank of America to act as sub-custodian pursuant to a Sub-Custodian Agreement. As sub-custodian of the Company's assets, Bank of America (i) maintains a separate account or accounts in the name of the Company,
(ii) holds and disburses portfolio securities on account of the Company, (iii) makes receipts and disbursements of money on behalf of the Company, (iv) collects and receives all income and other payments and distributions on account of the Company's portfolio securities held by Bank of America, (v) responds to correspondence from security brokers and others relating to its duties, and (vi) makes periodic reports to the Company's Board of Directors concerning its duties thereunder. Under the Sub-Custodian Agreement, the Company will reimburse Bank of America for its costs and expenses in providing services thereunder. Bank of America is the successor to Security Pacific under the Sub-Custodian Agreement. For the fiscal years ended February 28, 1993, February 28, 1994 and February 28, 1995, Bank of America (and Securities Pacific prior to April 22, 1992), in their capacity as sub-custodian, did not hold any of the Company's assets and, accordingly, received no fees. For its services as transfer and dividend disbursing agent to the Horizon Shares of the Prime, Treasury, Government, Treasury Only and Tax-Exempt Money Funds, Concord Financial Services, Inc. receives a fee, payable monthly, at the annual rate of $15,000 per Fund. Each Fund also reimburses Concord Financial Services, Inc. for any out-of-pocket expenses incurred as transfer and dividend disbursing agent. For the fiscal year ended February 28, 1995, Concord Financial Services, Inc. received $27,063, $19,693, $17,873 and $18,221 from the Prime Fund, Treasury Fund, Government Fund and Tax-Exempt Fund, respectively, for services as transfer and dividend disbursing agent for such funds Horizon Shares.

         Bank of America and Seattle-First National Bank, an affiliate of Bank of America, previously provided transfer agency, custodial and fund accounting services for the Predecessor Government Funds and Predecessor Treasury Only Funds. For the period June 4, 1990 (commencement of operations) through March 31, 1991 (fiscal year end), the fiscal year ended March 31, 1992 and the period April 1, 1992 through February 28, 1993, Bank of America and Seattle-First National Bank received directly and indirectly for such services $129,116, $254,824 and $200,624, respectively, with respect to the Predecessor Government Funds and $38,761, $114,630 and $100,225, respectively, with respect to the Predecessor Treasury Only Funds.

                                      TAXES

         The following is only a summary of certain additional considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses for the Funds. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

ALL FUNDS

         Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund of the Company does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities in the case of the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any) net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. A Fund will be taxed on its undistributed investment company taxable income, if any.

         A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of securities and certain other investments held for less than three months (the "short-short test"). Interest (including original issue and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year.

         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%; however, because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (or at a maximum effective marginal rate of 39% in the case of corporations having taxable income between $100,000 and $335,000).

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income for each calendar year and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

         At February 28, 1995, the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund had unused capital loss carryovers of approximately $2,764,492 (of which $22,098 will expire in fiscal 1999, $1,171,786 will expire in fiscal 2002 and $1,570,608 will expire in fiscal 2003), $239,007 (which will expire in fiscal
2002), $1,073,801 (of which $129,811 will expire in fiscal 2002 and $943,990 will expire in fiscal 2003), $113,421 (of which $21,276 will expire in fiscal 2002 and $92,145 will expire in fiscal 2003), $156,373 (of which $35,348 will expire in fiscal 1997, $16,664 will expire in fiscal 1998, $14,011 will expire in fiscal 2000, $71,218 will expire in fiscal 2002 and $19,132 will expire in fiscal 2003) and $12,116 (of which $5,893 will expire in fiscal 2001, and $6,223 will expire in fiscal 2002 and $293,460 (of which $3,571 will expire in fiscal 2002 and $289,889 will expire in fiscal 2003), respectively, available for federal income tax purposes to be applied against future capital gains, if any.

FEDERAL - TAX-EXEMPT MONEY FUND AND CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

         The policy of the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund is to pay each year as exempt-interest dividends substantially all the respective Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gains dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year. In order for the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of the Fund's taxable year at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations.

         Exempt-interest dividends may be treated by shareholders of the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund as items of interest excludable from their gross income under Section 103(a) of the Code. However, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the respective Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who both
(1) regularly uses a part of such facilities in his or her trade or business and
(2) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally is not deductible for federal income tax purposes.

         Income itself exempt from federal income taxation will be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

CALIFORNIA -  CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

         As a regulated investment company, the California Tax-Exempt Money Market Fund will be relieved of liability for California state franchise and corporate income tax to the extent the Fund's taxable income is distributed to its shareholders. The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including interest income on California Municipal Securities for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company, or series of that company, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations. "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The California Tax-Exempt Money Market Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund does not so qualify, no part of its respective dividends to shareholders will be exempt from the California state personal income tax.

         Within sixty days after the close of its taxable year, the California Tax-Exempt Money Market Fund will notify its respective shareholders of the portion of the dividends paid by the Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Tax-Exempt Money Market Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes - Federal - Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund" above. Interest on indebtedness incurred by a shareholder to purchase or carry California Tax-Exempt Money Market Fund shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Tax-Exempt Money Market Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary or capital gains dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

OTHER INFORMATION

         Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

         Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted above with respect to California state personal income tax, in some situations income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.

                                YIELD INFORMATION

         The "yields" and "effective yields" of each Fund are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yield for each Fund's series of shares is computed separately for each series by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for each Fund are computed by compounding a particular Fund's unannualized base period returns (calculated as above) by adding 1 to the base period returns, raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results. In addition, the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may quote a standardized "tax-equivalent yield" for each of its series of shares which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) for such series that is exempt from federal, or in the case of the California Tax-Exempt Money Market Fund both federal and California state, income tax by one minus a stated federal, or in the case of the California Tax-

Exempt Money Market Fund a combined federal and California state, income tax rate; (b) with respect to the California Tax-Exempt Money Market Fund dividing the portion of that Fund's yield (as calculated above) that is exempt from federal income tax only by one minus a federal income tax rate, and (c) adding the figure resulting from (a) above (with respect to the Tax-Exempt Money Fund) or from (a) and (b) above (with respect to the California Tax-Exempt Money Market Fund) to that portion, if any, of the Fund's yield for such series of shares that is not exempt from federal income tax. The fees which may be imposed by institutions directly on their customers for cash management services are not reflected in the Funds' calculations of yields.

         Based on the foregoing calculations, for the seven-day period ended February 28, 1995, the yield (and effective yield) for Horizon Shares and the Horizon Service Shares of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund and Tax-Exempt Money Fund after fee waivers and expense reimbursements by Bank of America and the Administrator, were as follows: Prime Fund - Horizon Shares -- 5.96% (6.13%); Prime Fund - Horizon Service Shares -- 5.71% (5.87%); Treasury Fund - Horizon Shares -- 5.81% (5.97%); Treasury Fund - Horizon Service Shares -- 5.56% (5.71%); Government Fund - Horizon Shares -- 5.98% (6.15%); Government Fund - Horizon Service Shares -- 5.73% (5.89%); Treasury Only Fund - Horizon Service Shares -- 5.14% (5.26%); Tax-Exempt Money Fund - Horizon Shares -- 3.73% (3.79%); and Tax-Exempt Money Fund - Horizon Service Shares -- 3.48% (3.53%). For the same period, the tax-equivalent yield for the Tax-Exempt Money Fund was 5.41% for Horizon Shares and 5.04% for Horizon Service Shares. The federal income tax rate used in calculating the tax-equivalent yields of the Tax-Exempt Money Fund was 31%. The annualized yield, effective yield and tax-equivalent yield (after fee waivers and expense reimbursements) for Horizon Service Shares of the California Tax-Exempt Money Market Fund was 3.43%, 3.48% and 5.25%, respectively, for the seven-day period ended February 28, 1995. The combined federal and California income tax rate used in calculating the foregoing tax-equivalent yields was 34.70%.

         From time to time, the yields of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income of a Fund would increase the value of the Fund investment more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and may include testimonials as to the investment adviser's capabilities by clients. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling (800) 346-2087.

         In addition to the publications listed in the Funds' Prospectuses, yield data as reported in the following publications may be used in comparing the yields of the Funds to those of other mutual funds with similar investment objectives: Business Week, Investor's Business Daily, Kiplinger, U.S. News, Financial World, USA Today, Morningstar, Mutual Fund Monitor, and American Banker.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

         The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Fund's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional shares of capital stock. The Board of Directors has authorized the issuance of twenty-two classes of stock - Classes A through W, Common Stock representing interests in twenty-two separate investment portfolios. Each share of capital stock has a par value of $.001. This Statement of Additional Information describes the Horizon and Horizon Service Shares of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund (Horizon Service Shares
Only).

         Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in its prospectuses, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Purchase and Redemption Information" in this Statement of Additional Information.

         The Funds' Horizon Shares and Horizon Service Shares differ from Pacific Horizon Shares in the following respects. Only Pacific Horizon Shares are subject to the Special Management Services fee described in the prospectuses for such shares, which is payable at the rate of .32% (on an annualized basis) of the average daily net asset value of the Pacific Horizon Shares that are outstanding from time to time. Only Horizon Service Shares bear the fees payable under the Shareholder Services Plan described below, which are payable at the rate of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares that are outstanding from time to time. As a result, at any given time, the net yield on a Fund's Horizon Shares will be approximately .25% higher than the yield on that Fund's Horizon Service Shares and .32% higher than the yield on the same Fund's Pacific Horizon Shares. Standardized yield quotations will be computed separately for each series of shares.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Horizon Service Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's payments to Service Organizations and only Pacific Horizon Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the expenses that are borne exclusively by such shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting in the aggregate without regard to particular Funds.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

HORIZON SERVICE SHARES

         As stated in the Prospectuses for such Shares, Horizon Service Shares are sold to institutions ("Service Organizations") which enter into service agreements requiring them to provide support services to their customers who beneficially own Horizon Service Shares in consideration of the Funds' payment of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares beneficially owned by the customers. For the fiscal years ended February 28, 1993, February 28, 1994, and February 28, 1995, payments to Shareholder Organizations totalled $1,935,140, $2,029,346 and $2,115,780, respectively, with respect to the Horizon Service Shares of the Prime Fund, $758,331, $1,231,895 and $989,269, respectively, with respect to Horizon Service Shares of the Treasury Fund, and $118,727, $118,946 and $103,606, respectively, with respect to the Horizon Service Shares of the Tax-Exempt Money Fund. Of these amounts, for the fiscal years indicated, $1,578,092, $940,512 and $391,875, respectively, $716,174, $1,160,141 and
$224,434, respectively, and $95,544, $56,412 and $28,442, respectively, were paid to Bank of America (Security Pacific prior to April 22, 1992) and/or its (their) affiliates with respect to the Prime Fund, Treasury Fund and Tax-Exempt Money Fund, respectively, and $0 was paid to the Administrator and/or its affiliates with respect to the Prime Fund, Treasury Fund and Tax-Exempt Money Fund, respectively.

         For the fiscal year ended February 28, 1994, payments to Shareholder Organizations totaled $884,419 and $323,937, respectively with respect to the Government Fund and Treasury Only Fund. Of these amounts, $445,463 and $213,799, respectively was paid by the Government Fund and Treasury Only Fund to Bank of America and/or its affiliates, and $0 and $0, respectively was paid by the Government Fund and Treasury Only Fund to the Administrator and/or its affiliates. In addition, during the same period, Bank of America, the Administrator and Service Organizations waived fees totaling $160,284 for the Government Fund and $171,993 for the Treasury Only Fund. For the fiscal year ended February 28, 1995, payments to Shareholder Organizations totaled $590,188 and $604,380, respectively, with respect to the Government Fund and Treasury Only Fund. Of these amounts, $132,934 and $569,889, respectively, were paid by the Government Fund and Treasury Only Fund to Bank of America and/or its affiliates, and $0 was paid by the Government Fund and the Treasury Only Fund to the Administrator and/or its affiliates.

         Horizon Service Shares of the California Tax-Exempt Money Market Fund were first offered on March 1, 1993. For the fiscal year ended February 28, 1994, payments to Service Organizations totalled $294,140. Of this amount $226,495 was paid to Bank of America and/or its affiliates; and $0 was paid to the Administrator and/or its affiliates. In addition, Bank of America, the Administrator and/or its affiliates waived fees totaling $59,369. For the fiscal year ended February 28, 1995, payments to Service Organizations totalled $255,299 with respect to the California Tax-Exempt Money Market Fund. Of this amount, $251,505 was paid to Bank of America and/or its affiliates, and $0 was paid to the Administrator and/or its affiliates.

         Services provided by Shareholder Organizations under service agreements may include: (i) aggregating and processing purchase and redemption requests for Horizon Service Shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Horizon Service Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Horizon Service Shares; (v) arranging for bank wires;
(vi) responding to customer inquiries relating to the services performed by the Shareholder Organizations; (vii) providing subaccounting with respect to Horizon Service Shares beneficially owned by customers or providing the information to the Company necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Company's arrangements with Shareholder Organizations; and (x) providing such other similar services as requested by the Funds.

         The Company's agreements with Shareholder Organizations are governed by a Plan (called a "Shareholder Services Plan"). The Plan has been approved by the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company as defined in the Investment Company Act of 1940 and have no direct or indirect financial interest in the Plan or any related service agreement (the "Disinterested Directors"). In approving the Plan, the Directors determined that there was a reasonable likelihood that it would be beneficial to each Fund and to the holders of its Horizon Service Shares. The Plan will continue with respect to each Fund until October 31, 1996, unless earlier terminated in accordance with its terms, and thereafter it will continue in effect indefinitely provided that the Directors approve the Plan at least annually in the manner described above.

         Under the Plan, the Board of Directors must be provided with and must review, at least quarterly, a written report of all amounts expended pursuant to the Plan. The Plan and any service agreements implementing the Plan must be in writing. The Plan may be terminated at any time with respect to any Fund by a vote of the majority of the Disinterested Directors. Each service agreement under the Plan is also terminable at any time without payment of any penalty by a vote of a majority of the Disinterested Directors. Any material amendment of the Plan must be approved by a majority vote of the Board of Directors and of the Disinterested Directors cast in person at a meeting called for the purpose of voting on the amendment.

         With respect to the purchase or sale of portfolio securities and the execution of portfolio transactions, no Fund will give preference to Shareholder Organizations with which the Fund enters into service agreements.

         First Cash Funds of America, pursuant to an Administrative Services Plan, had previously entered into a shareholder servicing agreement with Bank of America (and prior to that shareholder servicing agreement had entered into a shareholder servicing agreement with Seattle-First National Bank, an affiliate of Bank of America). Under the shareholder servicing agreement, Bank of America, as shareholder servicing agent, or an affiliate of Bank of America pursuant to a sub-shareholder servicing agreement, provided certain services to shareholders in exchange for a fee from each Predecessor Fund of First Cash Funds of America not in excess of .20% of the average daily net assets of such Predecessor Fund. Such fees were actually incurred by the Predecessor Government Fund of First

Cash Funds of America at the effective annual rate of .12% of its average daily net assets and by the Predecessor Treasury Only Fund of First Cash Funds of America at the effective annual rate of .06% of its average daily net assets for the period ended February 28, 1993. For the period June 4, 1990 (commencement of operations) through March 31, 1991 (fiscal year end), the fiscal year ended March 31, 1992 and the period April 1, 1992 through February 28, 1993, the Predecessor Government Fund and Predecessor Treasury Only Fund of First Cash Funds of America, respectively, accrued shareholder servicing fees of $269,126 (of which $46,068 was waived), $501,845 (of which $170,760 was waived) and $378,058 (of which $138,771 was waived), respectively, and $76,982 (of which $69,283 was waived), $253,503 (of which $164,166 was waived) and $234,373 (of which $160,559 was waived), respectively.

COUNSEL

         Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Philadelphia National Bank Building, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and will pass upon the legality of the shares offered hereby. O'Melveny & Myers, 400 South Hope Street, Los Angeles, California 90071, acts as special California counsel for the Company and has reviewed the portions of the Prospectus and Statement of Additional Information for the California Tax-Exempt Money Market Fund concerning California taxes and the description of the special considerations relating to California Municipal Securities.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of each Fund for the fiscal year ending February 28, 1996. Deloitte & Touche LLP served as independent accountants for the Predecessor Government Funds and Predecessor Treasury Only Funds for the 11-month period ended February 28, 1993, the fiscal year ended March 31, 1992 and the period from June 4, 1990 (commencement of operations) through March 31, 1991.

REPORTS

         Each Fund will send its shareholders unaudited semi-annual reports including a description of the Fund's investments, and annual financial statements together with a report of independent accountants.

SHAREHOLDER VOTE

         As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority" of the outstanding shares of a Fund or a particular series means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or of the series, or (b) 67% of the shares of the Fund or of the series present at a meeting at which more than 50% of the outstanding shares of the Fund or series are represented in person or by proxy.

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 1,044,975,154.790 shares (82.00%); and
Hellman & Freidman Capital Partners II, Limited Partnership, Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 1,216,118,073.700 shares (095.42%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Treasury Fund was as follows: Bank of America Trustee/Custodian for Investing in Horizon Treasury, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 398,540,438.170 shares (68.901%); Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds (L. Goekjian), P.O. Box 91630, Pasadena, CA 91101, 94,279,024.120 shares (16.299%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: Bank of America FM&TS Operat CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 65,745,555.320 shares (23.658%); Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193, 63,974,589.270 shares (23.020%). Security Pacific
State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds, P.O. Box 91630, Pasadena, CA 91101, 56,906,301.540 shares (20.477%); and
Security Pacific Cash Management, c/o Bank of America - GPO M/C 5533, Attn:
Liezel Barangan, 1850 Gateway Boulevard, Concord, CA 94520, 77,003,300 shares (27.709%). At June 15, 1995, the name, address and, share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Fund was as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 263,629,755.130 shares (65.51%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 514,119,226.900 shares (38.76%); Bank of America
State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 392,983,248.780 shares (29.63%); and Southwest Securities Inc., Attn: Cashiering, 201 Elm Street, Suite 4300, Dallas, TX 75270, 169,018,910.270 shares (12.74%). At June
16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America Trustee/Custodian for Investing Horizon Prime, Attn:
Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 385,058,852.030 shares (56.838%); and Bank of America NT&SA, Attn: Kay Warren/Dept. #5596, 1455 Market Street, San Francisco, CA 94103, 57,300,000.00 shares (9.934%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 752,776,315.610 shares (70.26%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management and Trust Services, 701 S. Western Avenue, Glendale, CA 91201, 74,038,082.090 shares (9.835%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 86,407,261.23 shares (11.478%); Security Pacific Cash Management, c/o Bank of America. GPO. M/C 5533 Attn: Liezel Barangan, 1850 Gateway Boulevard, M/C 5533, Concord, CA 94520, 379,755,600.000 shares (50.447%); Security Pacific State Trust Co., Agreement for SecPAC WA Participants, Attn: Cash Sweep Funds (L. Goekjian) P.O. Box 91630, Pasadena, CA 91101, 54,321,621.330 shares (7.216%); and Southwest Securities Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 4300, Dallas, TX 75270, 130,146,660.030 shares (17.289%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 12,233,845.190 shares (39.73%);

Southwest Securities Inc., Attn: Cashiering, 1201 Elm Street, Suite 4300, Dallas, TX, 75270, 10,387,253.930 shares (33.73%); and Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 6,515,635.730 shares (21.16%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America Custodian For Investing in Horizon Tax-Exempt Money Fund, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 19201, 129,582,555.65 shares (38.576%); Continental Bank National Association Custodian for the Benefit of Custodian Co. Attn: Mary Chester, 231 South LaSalle Street, 6Q, Chicago, IL 60697, 152,699,416.270 shares (45.458%); and Maine Midland Bank NA, Investment Services, 17th Floor, Attn:
Christine Mincel, One Marine Midland Center, Buffalo, NY 14203, 21,684,672.980 shares (6.455%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the Tax-Exempt Money Fund were as follows: Furman C. Moseley and Susan R. Moseley Tenn. In Common, 1201 3rd Avenue, Box 7C, Seattle, WA 98101, 4,165,513.060 shares (9.91%); Omnibus A/C for the shareholder accounts maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,398,544.590 shares (53.31%); and Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services Inc. Attn: First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 3,494,305.180 shares (8.31%).
At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 1,362,028.590 shares (5.260%); Bank of America FM&TS Oper. CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 2,293,907.40 shares (8.859%); and Southwest Securities, Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 430, Dallas, TX 75270, 21,021,580.530 shares (81.187%). At June 15, 1955, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: Bank of America, NT&SA, The Private Bank, Attn: ACI Unit #8329, 701 S. Western Avenue, Glendale, CA 91201, 79,875,532.090 shares (22.71%); Bank of America State Trust Co., 299 N. Euclid Avenue., Pasadena, CA 91101, 64,756,966.280 shares (18.41%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 170,940,404.650 shares (48.60%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Government Fund were as follows: Bank of America NT&SA Trustee/Custodian for Investing in Horizon Shares of the Government Fund, Attn: Cynthia Beauvais, 701 South Western Avenue., Glendale, CA 91201, 9,327,446.350 shares (5.028%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 28,063,486.740 shares (15.129%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 24,227,801.980 shares (13.061%); County of Orange, Matt Raabe, P.O. Box 4515, Santa Ana, CA 92702, 10,000,000.000 shares (5.391%); Cypress Insurance Co., Attn: Larry Tetzloff, 9290 W. Dodge Road, Omaha, NE 68124, 9,996,515.930 shares (5.389%);
Harr & Co., c/o Bank of New York, Attn: Bimal Sana, Spec. Prec. Dept., One Wall Street, 5th Floor, New York, NY 10286, 14,000,000.000 shares (7.547%); Micron Electronics Inc., Attn: Debbie Meigand, 900 East Karcher Road, Nanpa, ID 83687, 16,080,510.14 shares (8.669%); and Silocin Magic Corp., Attn: Meng A. Lim, 20300 Stevens Creek Boulevard., Suite 400, Cupertino, CA 95014, 18,058,262.110 shares (9.735%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Spacelabs Medical, Inc., Attn:
Scott Bender, P.O. Box 97013, Redmond, WA 98073, 14,572,000.000 shares (5.70%);
Good Health Plan of WA, Attn: Tsai Cheng, 1501 9th Avenue, Suite 500, Seattle, WA 98101, 16,584,866.580 shares (6.49%); Omnibus A/C for the Shareholder Accounts maintained by Concord. Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 68,555,257.020 shares (26.85%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the Horizon Service Shares of the Government Fund were as follows: Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193-8600, 35,849,966.050 shares (52.294%); and Capital Network Services, Attn: Donna M. Howell, One Bush Street, 11th Floor, San Francisco, CA 94104-4425, 23,929,840.440 shares (34.906%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the Pacific Horizon Shares of the Treasury Only Fund were as follows: Bank of America NT&SA, the Private Bank, Attn: ACI Unit 48329, 701 South Western Avenue, Glendale, CA 91201, 48,516,900.490 shares (31.68%) Bank of America State Trust Co., 299 N.
Euclid Avenue, Pasadena, CA 91101, 22,350,831.320 shares (14.59%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 69,016,521.500 shares (45.06%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: National Home Mortgage Corp.,
Attn: Mortgage Banking Treasury Operations, 5565 Morehouse Drive, 3rd Floor, San

Diego, CA 92121, 12,147.667,580 shares (9.42%); Comcare, Inc., 4001 N. 3rd
Street, Suite 120, Phoenix, AZ 85012, 26,230,243.620 shares (20.34%); and
Omnibus A/C For the Shareholder Accounts Maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 21,883,084.450 shares (16.97%). At June 16,
1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: BA Investment Service Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 6,403,628.120 shares (28.679%); Bank of America NT&SA Trustee/Custodian for Investing in Horizon Service Shares of the Treasury Only Fund, Attn: Cynthia Beauvais, 701 South Western Avenue, Glendale, CA 91201, 3,501,414.020 shares (15.681%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 5,420,893.150 shares (24.277%); Fair Isaac & Co., Attn: Christine Tam,
120 North Redwood, San Rapheal, CA 94903-1996, 1,338,800.750 shares (5.996%);
Foothill/Eastern Transportation Corridor Agency, Attn: Laura Barker, 201 East Sandpot, Suite 200, Santa Anna, CA 92707, 2,559,586.380 shares (11.463%); and
Nexus, Attn: Kathleen Menace, P.O. Box 60637, Sunnyvale, CA 94088-0637, 2,525,153.380 shares (11.309%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 204,443,886.590 shares (22.07%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: Leo Zuckerman Trust, DTD 12-11-91,4444 Viewridge Avenue, San Diego, CA 92123, 4,850,877.280 shares (5.35%); and Omnibus A/C for the Shareholder Accounts Maintained by Concord Financial Services Inc. Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 13,391,453.970 shares (14.77%). At June 16, 1995, the name, address and share ownership of the entity which held beneficially more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., 555 California Street, 4th Floor, Dept. #4337, San Francisco, CA 94109, 13,792,509.310 shares (99.206%). At June 15, 1995, the name, address and shares ownership of the entities which held of record more than 5% of the outstanding shares of the Flexible Bond Fund were as follows: Peter F. Smith and Jacquelyn L. Smith, JTWROS, 1785 C. Blodgett Road, Mount Vernon, WA 98273, 13,973.917 shares (5.58%); and BA Investment Services, Inc., FBO 200724011, 185 Berry Street, 3rd Floor #2640, San Francisco, CA 94104, 22,436.531 shares (8.96%). At June 15,
1995 the name, address
and share ownership of the entity which held of record more than 5% of the outstanding shares of the Asset Allocation Fund was as follows: Bank of America, Texas AATTEE. National-O'Neill Supplemental Savings Plan, Attn: Mutual Funds (81-6-01005-0), P.O. Box 94627, Pasadena, CA 91109, 24,289,973 shares (5.07%).
At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc. FBO 405084421, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 26,336.154 shares (8.31%); and BA Investment Services, Inc., FBO 405266591, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 25,034.024 shares (7.90%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Corporate Bond Fund were as follows: Dean Witter Reynolds Inc., 5 World Trade Center, 4th Floor, Attn: 5th O Div., New York, NY 10048, 138,820.000 shares (6.93%); and Smith Barney Shearson, Inc., 333 W. 39th Street, 8th Floor, New York, NY 10001, 148,925.482 shares (7.43%).

         At such dates, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

         The Prospectuses relating to the Horizon Shares and Horizon Service Shares and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

FINANCIAL STATEMENTS AND EXPERTS

         The Annual Reports for each Fund for their fiscal year or periods ended February 28, 1995 (the "Annual Reports") accompanies this Statement of Additional Information. The financial statements and notes thereto in each Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in each Annual Report and is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

         The financial highlights and financial statements for the 11-month period ended February 28, 1993, the fiscal year ended March 31, 1992 and the period June 4, 1990 through March 31, 1991 of the Predecessor Government Fund and Predecessor Treasury Only Fund of First Cash Funds of America, as well as of the Government Money Trust and Treasury Money Trust in which said Funds invested included in the Prospectus for the Government Fund and Treasury Only Fund (with regard to the financial highlights) and incorporated by reference in this Statement of Additional Information (with regard to the financial statements), have been audited by Deloitte & Touche LLP as set forth in their reports thereon which are incorporated herein by reference. The financial statements and financial highlights audited by Deloitte & Touche LLP have been incorporated herein by reference (with regard to the financial statements) and included herewith (with regard to the financial highlights) in reliance on the report given on their authority as experts in accounting and auditing.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.

         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1+" - Obligations supported by the highest capacity for timely repayment.

         "A1" - Obligations are supported by the highest capacity for timely repayment.

         "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

         "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

         "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

         "D" - Obligations which have a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.